                                  SCHEDULE 14A


                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement



/X/  Definitive Proxy Statement


/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
                            ------------------------

                                Joint Filing by:

           AETNA LIFE AND CASUALTY COMPANY AND U.S. HEALTHCARE, INC.
              (Name of Registrants as Specified In Their Charters)

           AETNA LIFE AND CASUALTY COMPANY AND U.S. HEALTHCARE, INC.
                   (Name of Person(s) Filing Proxy Statement)
                            ------------------------

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
        Aetna Life and Casualty Company Common Capital Stock without par value U.S. Healthcare, Inc. Common Stock, par value $0.005 per share
        U.S. Healthcare, Inc. Class B Stock, par value $0.005 per share

    (2)  Aggregate number of securities to which transaction applies:
        115,187,158 shares of Aetna Life and Casualty Company Common Capital
         Stock
        139,512,162 shares of U.S. Healthcare, Inc. Common Stock
        14,429,867 shares of U.S. Healthcare, Inc. Class B Stock

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        $71.3125 per share of Aetna Life and Casualty Company Common Capital
         Stock

        $51.9375 per share of U.S. Healthcare, Inc. Common Stock and per share of U.S. Healthcare, Inc. Class B Stock

    (4)  Proposed maximum aggregate value of transaction:
        $16,209,648,336(1)
- ---------------

(1) For purposes of calculating the filing fee only. Upon consummation of the Mergers, (i) each outstanding share of Aetna Life and Casualty Company Common Capital Stock without par value will be converted into the right to receive one share of Aetna Inc. Common Stock, par value $0.01 per share, together with one right (a "Parent Right") issued pursuant to a Rights Agreement effective as of the date of the consummation of the Mergers, and
    (ii) each outstanding share of U.S. Healthcare, Inc. Common Stock, par value $0.005 per share, and U.S. Healthcare, Inc. Class B Stock, par value $0.005 per share, will be converted into the right to receive (a) 0.2246 shares of Aetna Inc. Common Stock, par value $0.01 per share, together with 0.2246 Parent Rights, (b) 0.0749 shares of Aetna Inc. 6.25% Class C Voting Preferred Stock, par value $0.01 per share, and (c) $34.20 in cash. The proposed maximum aggregate value of the transactions described in the preliminary proxy materials is equal to $16,209,648,336 (calculated based on the sum of (i)(a) the number of shares of Aetna Life and Casualty Company Common Capital Stock outstanding as of March 31, 1996 times (b) the average of the high and low reported prices of Aetna Life and Casualty Company Common Capital Stock on April 17, 1996, plus (ii)(a) the number of shares of U.S. Healthcare, Inc. Common Stock plus the number of shares of U.S. Healthcare, Inc. Class B Stock outstanding as of March 31, 1996 times (b) the average of the high and low reported prices of U.S. Healthcare, Inc. Common Stock on April 17, 1996.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

            $3,241,929.67

    (2)  Form, Schedule or Registration Statement No.:

            Schedule 14A

    (3)  Filing Parties:

            Aetna Life and Casualty Company and U.S. Healthcare, Inc.

    (4)  Date Submitted:

            April 22, 1996

                                      LOGO



                                                                   June 12, 1996


DEAR SHAREHOLDER:


     You are cordially invited to attend a Special Meeting of Shareholders of Aetna Life and Casualty Company ("Aetna") to be held at our Corporate Headquarters, 151 Farmington Avenue, Hartford, Connecticut, on Thursday, July 18, 1996, at 3:00 p.m., Eastern Daylight Time.


     At this meeting you will be asked to consider and vote upon, among other proposals, the proposed merger of Aetna and U.S. Healthcare, Inc. ("U.S. Healthcare"). Upon consummation of the merger, (i) each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of a new holding company named Aetna Inc. ("Parent"), (ii) each outstanding share of Aetna Common Capital Stock will be converted into the right to receive one share of Parent Common Stock, together with one right (a "Parent Right") issued pursuant to a Rights Agreement effective as of the consummation of the merger and (iii) each outstanding share of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock will be converted into the right to receive (A) 0.2246 shares of Parent Common Stock, together with 0.2246 Parent Rights, (B) 0.0749 shares of Parent 6.25% Class C Voting Preferred Stock and (C) $34.20 in cash.

     The proposed merger is contingent upon, among other things, the approval of the shareholders of Aetna and U.S. Healthcare and the receipt of required regulatory approvals. The proposed merger would be consummated shortly after such approvals are obtained and the other conditions to the merger are satisfied or waived.


     Your Board of Directors believes that the merger is in the best interests of Aetna including its shareholders, and will create a strong new company. The merger, which follows the recently completed sale of our property-casualty operations to an affiliate of The Travelers Insurance Group Inc., represents the second step of our previously announced strategic decision to focus our resources on pursuing growth opportunities in our health care business and evaluating opportunities for growth and development of our financial services and international operations. BY A UNANIMOUS VOTE OF THOSE DIRECTORS PRESENT AT A MEETING HELD ON MARCH 29, 1996, YOUR BOARD OF DIRECTORS APPROVED THE MERGER AND RECOMMENDS THAT YOU VOTE FOR THE MERGER.



     At the Special Meeting of Shareholders you will also be asked to consider and approve each of (i) the adoption of the Aetna Inc. 1996 Stock Incentive Plan, (ii) the adoption of the Aetna Inc. Annual Incentive Plan and (iii) the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan (together, the "Incentive Plans"). Both the Aetna Inc. Annual Incentive Plan and the Non-Employee Director Deferred Stock and Deferred Compensation Plan being adopted and/or assumed by Parent are substantially identical to the Aetna Annual Incentive Plan (certain terms of which were approved by Aetna shareholders at Aetna's 1996 Annual Meeting) and the Aetna Non-Employee Director Deferred Stock Plan (approved by Aetna shareholders at the Aetna 1996 Annual Meeting). The Aetna Inc. 1996 Stock Incentive Plan is closely modeled on Aetna's 1994 Stock Incentive Plan (approved by Aetna shareholders in 1994), with certain differences (which are described under "Aetna Inc. 1996 Stock Incentive Plan") aimed at combining features from existing U.S. Healthcare plans with the 1994 Stock Incentive Plan. Consummation of the merger is not conditioned on approval of the adoption or assumption, as applicable, of the Incentive Plans, but the adoption and assumption, as applicable, of the Incentive Plans is contingent on the consummation of the merger. BY A UNANIMOUS VOTE OF THE DIRECTORS AT A MEETING HELD ON APRIL 26, 1996, YOUR BOARD OF DIRECTORS APPROVED THE ADOPTION AND ASSUMPTION, AS APPLICABLE, OF THE INCENTIVE PLANS AND RECOMMENDS THAT YOU VOTE FOR THE ADOPTION AND ASSUMPTION, AS APPLICABLE, OF THE INCENTIVE PLANS.

     Lastly, you will be asked to consider and approve the adoption of a new Aetna Certificate of Incorporation in connection with Aetna's reincorporation as a general business corporation, the surrender of its license as an insurance company in Connecticut and the related change of Aetna's name to Aetna Services, Inc., as well as a change of the par value of Aetna's Common Capital Stock to $.01. The proposed changes are intended generally to facilitate the transactions contemplated by the Merger Agreement. All other material provisions of Aetna's existing Certificate of Incorporation will remain the same, and the delicensing will not have a material impact on the business of Aetna. BY A UNANIMOUS WRITTEN CONSENT DATED MAY 30, 1996, YOUR BOARD OF DIRECTORS APPROVED THE NEW AETNA CERTIFICATE OF INCORPORATION AND RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE NEW AETNA CERTIFICATE OF INCORPORATION.



     Attached is a Joint Proxy Statement/Prospectus which provides you with a detailed description of, among other things, the Special Meeting of Shareholders, the proposed merger, the Incentive Plans and the new Aetna Certificate of Incorporation. You are urged to read this Joint Proxy Statement/Prospectus carefully and in its entirety.



     Approval of the merger requires the affirmative vote of 66 2/3% of the outstanding shares of Aetna Common Stock. Approval of the adoption or assumption, as applicable, of each of the Incentive Plans requires the affirmative vote of a majority of the shares of Aetna Common Stock present at the Special Meeting of Shareholders in person or by proxy and entitled to vote. Approval and adoption of the new Aetna Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Aetna Common Stock.



     THE SPECIAL MEETING OF SHAREHOLDERS IS OPEN TO ALL SHAREHOLDERS OR THEIR AUTHORIZED REPRESENTATIVES. IN ORDER TO ATTEND THE MEETING, YOU MUST PRESENT AN ADMISSION TICKET. IF YOU HOLD SHARES OF AETNA COMMON CAPITAL STOCK IN YOUR OWN NAME, PLEASE COMPLETE AND RETURN THE ENCLOSED POSTAGE-PAID RESERVATION CARD DIRECTLY TO AETNA. AN ADMISSION TICKET WILL THEN BE MAILED TO YOU. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER OR OTHER NOMINEE IN STREET NAME OR THE NAME OF ANOTHER PERSON AND YOU WISH TO ATTEND THE MEETING, YOUR BROKER OR NOMINEE MUST GIVE WRITTEN NOTICE TO AETNA THAT YOU ARE ITS AUTHORIZED REPRESENTATIVE FOR THOSE SHARES. AN ADMISSION TICKET WILL THEN BE ISSUED TO YOU.


     Whether or not you plan to attend the Special Meeting of Shareholders, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE. Your prompt cooperation is greatly appreciated.

     If you are present at the Special Meeting of Shareholders, you may, of course, vote your shares in person.

                                            Very truly yours,


                                            /s/ Ronald E. Compton

                                            ----------------------
                                            RONALD E. COMPTON
                                            Chairman

                                      LOGO


                             U.S. HEALTHCARE, INC.


                                 980 JOLLY ROAD


                              BLUE BELL, PA 19422



                                                                   June 12, 1996


DEAR SHAREHOLDER:


     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of U.S. Healthcare, Inc. ("U.S. Healthcare") to be held at U.S. Healthcare's Auditorium at the Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania, on Thursday, July 18, 1996 at 10:00 a.m., Eastern Daylight Time.


     At this meeting you will be asked to consider and vote upon, among other proposals, the proposed merger of Aetna Life and Casualty Company ("Aetna") and U.S. Healthcare. Upon consummation of the merger, (i) each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of a new holding company named Aetna Inc. ("Parent"), (ii) each outstanding share of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock will be converted into the right to receive (A) 0.2246 shares of Parent Common Stock, together with 0.2246 rights (each a "Parent Right") issued pursuant to a Rights Agreement effective as of the date of the consummation of the merger, (B) 0.0749 shares of Parent 6.25% Class C Voting Preferred Stock and (C) $34.20 in cash and (iii) each outstanding share of Aetna Common Capital Stock will be converted into the right to receive one share of Parent Common Stock, together with one Parent Right.

     The proposed merger is contingent upon, among other things, the approval of the shareholders of U.S. Healthcare and Aetna and the receipt of required regulatory approvals. The proposed merger would be consummated shortly after such approvals are obtained and the other conditions to the merger are satisfied or waived.

     Your Board of Directors believes that the merger is fair to and in the best interests of U.S. Healthcare and its shareholders and will create a strong new company as well as provide shareholders the opportunity to receive cash in consideration for a portion of their shares of U.S. Healthcare. YOUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT YOU VOTE FOR THE MERGER.

     I have agreed to vote my shares of U.S. Healthcare Class B
Stock -- representing approximately 83.7% of the total voting power of U.S. Healthcare's outstanding capital stock -- in favor of the merger. See "The Mergers -- Interests of Certain Persons in the Mergers" in the Joint Proxy Statement/Prospectus for a description of the interests of certain directors and officers of U.S. Healthcare in the merger.

     At the 1996 Annual Meeting of Shareholders you will also be asked to consider and approve each of (i) the adoption of the Aetna Inc. 1996 Stock Incentive Plan, (ii) the adoption of the Aetna Inc. Annual Incentive Plan and
(iii) the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan (together, the "Incentive Plans"). Consummation of the merger is not conditioned on approval of the adoption or assumption, as applicable, of the Incentive Plans, but the adoption and assumption, as applicable, of the Incentive Plans is contingent on the consummation of the merger. YOUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE ADOPTION AND ASSUMPTION, AS APPLICABLE, OF THE INCENTIVE PLANS AND RECOMMENDS THAT YOU VOTE FOR THE ADOPTION AND ASSUMPTION OF THE INCENTIVE PLANS.

     Lastly, you will be asked to elect two Class III directors to hold office until the 1999 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Your Board of Directors has nominated David B. Soll, M.D. to be re-elected as a Class III director by the holders of shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock, voting together as a single class, and has nominated Timothy T. Weglicki to be re-elected as a Class III director by the holders of shares of U.S. Healthcare Common Stock. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DAVID B. SOLL, M.D. AND TIMOTHY T. WEGLICKI. If the mergers are consummated, the Board of Directors of U.S. Healthcare (which will then be a wholly-owned subsidiary of Parent) after the consummation of the mergers will be designated by Parent and will include the two Co-Presidents of U.S. Healthcare.


     Attached is a Joint Proxy Statement/Prospectus which provides you with a detailed description of, among other things, the 1996 Annual Meeting of Shareholders, the proposed merger, the Parent stock to be issued upon consummation of the merger, the Incentive Plans and information on the Class III director nominees. You are urged to read the Joint Proxy Statement/Prospectus carefully and in its entirety.

     Approval of the merger requires the affirmative vote of a majority of the voting power of the outstanding shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock, voting together as a single class. Approval of the adoption or assumption, as applicable, of each of the Incentive Plans and the re-election of David B. Soll, M.D. require the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the 1996 Annual Meeting of Shareholders in person or by proxy are entitled to cast, voting together as a single class. The re-election of Timothy T. Weglicki requires the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock present at the 1996 Annual Meeting of Shareholders in person or by proxy are entitled to cast.


     Shareholders will be admitted to the 1996 Annual Meeting of Shareholders only upon presentation of proof of stock ownership, which may include a current brokerage statement or letter from their bank or broker.


     Whether or not you plan to attend the 1996 Annual Meeting of Shareholders, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE. Your prompt cooperation is greatly appreciated.

     If you are present at the 1996 Annual Meeting of Shareholders, you may, of course, vote your shares in person.

                                            Very truly yours,

                                        /s/ Leonard Abramson

                                            LEONARD ABRAMSON
                                            Chairman

LOGO



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                            TO BE HELD JULY 18, 1996


TO THE SHAREHOLDERS OF AETNA LIFE AND CASUALTY COMPANY:


     A Special Meeting of Shareholders of Aetna Life and Casualty Company ("Aetna") will be held at the Corporate Headquarters of the Company, 151 Farmington Avenue, Hartford, Connecticut, on Thursday, July 18, 1996, at 3:00 p.m., Eastern Daylight Time, for the purpose of considering and voting upon the following:



          1. The approval and adoption of an Agreement and Plan of Merger, dated as of March 30, 1996, among Aetna, U.S. Healthcare, Inc. ("U.S. Healthcare"), Aetna Inc. ("Parent"), Antelope Sub, Inc., a wholly-owned subsidiary of Parent ("Aetna Sub"), and New Merger Corporation, a wholly-owned subsidiary of Parent ("U.S. Healthcare Sub"), as amended by Amendment No. 1 thereto dated as of May 30, 1996, (as so amended, the "Merger Agreement"), a copy of which is set forth as Appendix A to the attached Joint Proxy Statement/Prospectus. Pursuant to the Merger Agreement, among other things, (i) Aetna Sub will be merged with and into Aetna and U.S. Healthcare Sub will be merged with and into U.S. Healthcare, with the result that each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of Parent, (ii) each outstanding share of Aetna Common Capital Stock (except for shares held by Aetna as treasury stock, shares held by U.S. Healthcare or subsidiaries of U.S. Healthcare and shares for which objecting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive one share of Parent Common Stock, together with one right (a "Parent Right") issued pursuant to a Rights Agreement effective as of the date of the consummation of the mergers contemplated by the Merger Agreement and (iii) each outstanding share of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock (except for shares held by U.S. Healthcare as treasury stock, certain shares held by Aetna or subsidiaries of Aetna and shares for which dissenting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive (A) 0.2246 shares of Parent Common Stock, together with 0.2246 Parent Rights, (B) 0.0749 shares of Parent 6.25% Class C Voting Preferred Stock and (C) $34.20 in cash, all as more fully set forth in the Merger Agreement and described in the attached Joint Proxy Statement/Prospectus.


          2. Contingent on the consummation of the mergers contemplated by the Merger Agreement, the approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan.

          3. Contingent on the consummation of the mergers contemplated by the Merger Agreement, the approval and adoption of the Aetna Inc. Annual Incentive Plan.

          4. Contingent on the consummation of the mergers contemplated by the Merger Agreement, the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan.


          5. The approval and adoption of a new Aetna Certificate of Incorporation in connection with Aetna's reincorporation as a general business corporation, the surrender of its license as an insurance company in Connecticut and the related change of Aetna's name to Aetna Services, Inc., as well as a change of the par value of Aetna's Common Capital Stock to $.01. The proposed changes are intended generally to facilitate the transactions contemplated by the Merger Agreement.



          6. Such other business as may properly come before the Special Meeting of Shareholders or any adjournment or postponement thereof.


     Only shareholders of record at the close of business on May 20, 1996 are entitled to receive notice of and to vote at the Special Meeting of Shareholders or any adjournment or postponement thereof.

     The Special Meeting of Shareholders is open to all shareholders or their authorized representatives. In order to attend the Special Meeting of Shareholders, you must present an admission ticket. If you hold shares of Aetna Common Capital Stock in your own name, please complete and return the enclosed postage-paid reservation card directly to Aetna. An admission ticket will then be mailed to you. If your shares of Aetna Common Capital Stock are held of record by a broker or other nominee in street name or the name of another person and you wish to attend the meeting, your broker or nominee must give written notice to Aetna that you are its authorized representative for those shares. An admission ticket will then be issued to you.


     Whether or not you expect to attend the Special Meeting of Shareholders, please fill in, date and sign the accompanying proxy card and mail it promptly in the enclosed prepaid return envelope. If you attend the Special Meeting of Shareholders, you may vote in person if you wish, even if you have previously returned your proxy card.

                                            By Order of the Board of Directors.


                                            /s/ Lucille M. Nickerson
                                            ------------------------

                                            LUCILLE M. NICKERSON
                                            Vice President and
                                            Corporate Secretary
Hartford, Connecticut

June 12, 1996

                                      LOGO


                             U.S. HEALTHCARE, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 18, 1996


TO THE SHAREHOLDERS OF U.S. HEALTHCARE, INC.:


     The 1996 Annual Meeting of Shareholders of U.S. Healthcare, Inc. ("U.S. Healthcare") will be held at U.S. Healthcare's Auditorium at the Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania on Thursday, July 18, 1996, at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and voting upon the following:



          1. The approval and adoption of an Agreement and Plan of Merger, dated as of March 30, 1996, among Aetna Life and Casualty Company ("Aetna"), U.S. Healthcare, Aetna Inc. ("Parent"), Antelope Sub, Inc., a wholly-owned subsidiary of Parent ("Aetna Sub"), and New Merger Corporation, a wholly-owned subsidiary of Parent ("U.S. Healthcare Sub"), as amended by Amendment No. 1 thereto dated as of May 30, 1996 (as so amended, the "Merger Agreement"), a copy of which is set forth as Appendix A to the attached Joint Proxy Statement/Prospectus. Pursuant to the Merger Agreement, among other things, (i) Aetna Sub will be merged with and into Aetna and U.S. Healthcare Sub will be merged with and into U.S. Healthcare, with the result that each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of Parent, (ii) each outstanding share of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock (except for shares held by U.S. Healthcare as treasury stock, certain shares held by Aetna or subsidiaries of Aetna and shares for which dissenting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive (A) 0.2246 shares of Parent Common Stock, together with 0.2246 rights (each a "Parent Right") issued pursuant to a Rights Agreement effective as of the date of the consummation of the mergers contemplated by the Merger Agreement, (B) 0.0749 shares of Parent 6.25% Class C Voting Preferred Stock and (C) $34.20 in cash, and (iii) each outstanding share of Aetna Common Capital Stock (except for shares held by Aetna as treasury stock, shares held by U.S. Healthcare or subsidiaries of U.S. Healthcare and shares for which objecting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive one share of Parent Common Stock, together with one Parent Right, all as more fully set forth in the Merger Agreement and described in the attached Joint Proxy Statement/Prospectus.


          2. Contingent on the consummation of the mergers contemplated by the Merger Agreement, the approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan.

          3. Contingent on the consummation of the mergers contemplated by the Merger Agreement, the approval and adoption of the Aetna Inc. Annual Incentive Plan.

          4. Contingent on the consummation of the mergers contemplated by the Merger Agreement, the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan.


          5. The election of two Class III directors to hold office until the 1999 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The Merger Agreement provides that after the consummation of the mergers contemplated by the Merger Agreement the Board of Directors of U.S. Healthcare (which will then be a wholly-owned subsidiary of Parent) will be designated by Parent and will include the two Co-Presidents of U.S. Healthcare.


          6. Such other business as may properly come before the 1996 Annual Meeting of Shareholders or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on June 3, 1996 are entitled to receive notice of and to vote at the 1996 Annual Meeting of Shareholders or any adjournment or postponement thereof.

     SHAREHOLDERS WILL BE ADMITTED TO THE 1996 ANNUAL MEETING OF SHAREHOLDERS ONLY UPON PRESENTATION OF PROOF OF STOCK OWNERSHIP, WHICH MAY INCLUDE A CURRENT BROKERAGE STATEMENT OR LETTER FROM THEIR BANK OR BROKER.

     Whether or not you expect to attend the 1996 Annual Meeting of Shareholders, please fill in, date and sign the accompanying proxy card and mail it promptly in the enclosed prepaid return envelope. If you attend the 1996 Annual Meeting of Shareholders, you may vote in person if you wish, even if you have previously returned your proxy card.

                                            By Order of the Board of Directors.


                                            /s/ Don H. Liu
                                            ----------------------------

                                            DON H. LIU
                                            Vice President and Secretary

Blue Bell, Pennsylvania

June 12, 1996

                        AETNA LIFE AND CASUALTY COMPANY



                                      AND



                             U.S. HEALTHCARE, INC.


                             JOINT PROXY STATEMENT


             FOR SHAREHOLDERS MEETINGS TO BE HELD ON JULY 18, 1996


                                   AETNA INC.

                                   PROSPECTUS


     This Joint Proxy Statement/Prospectus is being furnished to holders of Common Capital Stock without par value ("Aetna Common Stock") of Aetna Life and Casualty Company, a Connecticut insurance corporation ("Aetna"), in connection with the solicitation of proxies by its Board of Directors, and holders of Common Stock, par value $0.005 per share ("U.S. Healthcare Common Stock") of U.S. Healthcare, Inc., a Pennsylvania corporation ("U.S. Healthcare"), and holders of Class B Stock, par value $0.005 per share ("U.S. Healthcare Class B Stock" and, together with U.S. Healthcare Common Stock, the "U.S. Healthcare Stock"), of U.S. Healthcare, in connection with the solicitation of proxies by its Board of Directors, for use at (i) Aetna's Special Meeting of Shareholders, or any adjournment or postponement thereof (the "Aetna Special Meeting"), and
(ii) U.S. Healthcare's 1996 Annual Meeting of Shareholders, or any adjournment or postponement thereof (the "U.S. Healthcare Annual Meeting" and, together with the Aetna Special Meeting, the "Shareholder Meetings"). The Shareholder Meetings are each being called to consider and vote upon, among other things, (i) a proposal to approve and adopt an Agreement and Plan of Merger, dated as of March 30, 1996 (the "Merger Agreement"), among Aetna, U.S. Healthcare, Aetna Inc., a Connecticut corporation ("Parent"), Antelope Sub, Inc., a Connecticut corporation and a wholly-owned subsidiary of Parent ("Aetna Sub"), and New Merger Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Parent ("U.S. Healthcare Sub"), as amended by Amendment No. 1 thereto dated as of May 30, 1996 (as so amended, the "Amended Merger Agreement"), and (ii) contingent upon the consummation of the mergers contemplated by the Merger Agreement, proposals to approve and adopt the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan and to approve the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan (together, the "Incentive Plans"). This Joint Proxy Statement/Prospectus is also being furnished (i) to holders of Aetna Common Stock in connection with the adoption of the new Certificate of Incorporation of Aetna and (ii) to holders of U.S. Healthcare Stock in connection with the re-election of two Class III directors to U.S. Healthcare's Board of Directors.



     The Amended Merger Agreement provides for, among other things, the merger of Aetna Sub with and into Aetna (the "Aetna Sub Merger") and the merger of U.S. Healthcare Sub with and into U.S. Healthcare (the "U.S. Healthcare Sub Merger" and, together with the Aetna Sub Merger, the "Mergers"), with the result that each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of Parent. Upon consummation of the Mergers, (i) each outstanding share of U.S. Healthcare Stock (other than shares held by U.S. Healthcare as treasury stock or certain shares held by Aetna or its subsidiaries (all of which will be canceled) and shares for which dissenting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive (A) 0.2246 shares of Common Stock, par value $.01 per share, of Parent ("Parent Common Stock"), together with 0.2246 rights (each, a "Parent Right") issued pursuant to the Rights Agreement (the "Parent Rights Agreement") to be entered into by Parent and First Chicago Trust Company of New York, as Rights Agent, effective as of the date of the consummation of the Mergers, (B) 0.0749 shares of 6.25% Class C Voting Preferred Stock, par value $.01 per share, of Parent ("Parent Mandatorily Convertible Preferred Stock") and (C) $34.20 in cash, and (ii) each outstanding share of Aetna Common Stock (other than shares held by Aetna as treasury stock or shares held by U.S. Healthcare or its subsidiaries (all of which will be canceled) and shares for which objecting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive one share of Parent Common Stock, together with one Parent Right. The consummation of the Mergers is subject to various conditions, including, among others, approval by the shareholders of each of Aetna and U.S. Healthcare and the receipt of required regulatory approvals.



     Leonard Abramson, Chairman of U.S. Healthcare, has agreed to vote his shares of U.S. Healthcare Class B Stock -- representing approximately 83.7% of the total voting power of U.S. Healthcare's outstanding capital stock -- in favor of the Amended Merger Agreement. Accordingly, a vote in favor of the approval and adoption of the Amended Merger Agreement at the U.S. Healthcare Annual Meeting is assured without the vote of any other holder of shares of U.S. Healthcare. See "The Amended Voting Agreement." Mr. Abramson has also indicated that he intends to vote in favor of the adoption and assumption, as applicable, of the Incentive Plans and in favor of the re-election of David B. Soll, M.D., which would assure such approval and re-election by U.S. Healthcare shareholders without the vote of any other U.S. Healthcare shareholder.



     Parent has filed a registration statement on Form S-4 (together with all amendments, exhibits and schedules thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), relating to (i) the shares of Parent Common Stock, together with the Parent Rights, that are proposed to be issued in connection with the Mergers to holders of outstanding shares of U.S. Healthcare Common Stock, U.S. Healthcare Class B Stock and Aetna Common Stock and (ii) the shares of Parent Mandatorily Convertible Preferred Stock that are proposed to be issued in connection with the Mergers to holders of outstanding shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock. This Proxy Statement/Prospectus also constitutes the prospectus of Parent with respect to up to 153,579,780 shares of Parent Common Stock, together with Parent Rights, and 11,839,108 shares of Parent Mandatorily Convertible Preferred Stock to be issued in connection with the Mergers. For a description of the Parent Common Stock and the Parent Mandatorily Convertible Preferred Stock, see "Description of Parent Capital Stock." For a description of the Parent Rights, see "Description of Parent Rights".



     Unless the context otherwise requires, all references in this Joint Proxy Statement/Prospectus to Parent Common Stock shall include the corresponding Parent Rights issued pursuant to the Parent Rights Agreement.


     All information contained or incorporated by reference herein concerning Aetna has been furnished by Aetna, and all information contained or incorporated by reference herein concerning U.S. Healthcare has been furnished by U.S. Healthcare.


     This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to shareholders of each of Aetna and U.S. Healthcare on or about June 12, 1996.

                            ------------------------

     THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE MERGERS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


     The date of this Joint Proxy Statement/Prospectus is June 12, 1996.

                             AVAILABLE INFORMATION

     Each of Aetna and U.S. Healthcare is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by each of Aetna and U.S. Healthcare with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and should be available at the Commission's Regional Offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, material filed by Aetna may be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     This Joint Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto filed by Parent, certain portions of which have been omitted pursuant to the rules and regulations of the Commission and to which portions reference is hereby made for further information with respect to Parent, Aetna, U.S. Healthcare, the Mergers, the securities offered hereby and related matters. The Registration Statement and the exhibits thereto may be inspected without charge at the offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies may be obtained from the Commission at prescribed rates.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents previously filed with the Commission (Commission file number 1-5704) by Aetna pursuant to the 1934 Act are incorporated by reference in this Joint Proxy Statement/Prospectus:

          1. Aetna's Annual Report on Form 10-K for the year ended December 31, 1995 (which incorporates by reference certain information from Aetna's Proxy Statement relating to the 1996 Annual Meeting of Shareholders);

          2. Aetna's Current Report on Form 8-K dated April 1, 1996;


          3. Aetna's Current Report on Form 8-K dated April 15 1996; and



          4. Aetna's Quarterly Report on Form 10-Q for the three month period ended March 31, 1996.


     The following documents previously filed with the Commission (Commission file number 0-11531) by U.S. Healthcare pursuant to the 1934 Act are incorporated by reference in this Joint Proxy Statement/Prospectus:

          1. U.S. Healthcare's Annual Report on Form 10-K for the year ended December 31, 1995;

          2. U.S. Healthcare's Current Report on Form 8-K dated April 2, 1996;


          3. U.S. Healthcare's Amendments to its Annual Report on Form 10-K/A, dated April 26, 1996 and June 11, 1996; and



          4. U.S. Healthcare's Quarterly Report on Form 10-Q for the three month period ended March 31, 1996.


     The information relating to Aetna and U.S. Healthcare contained in this Joint Proxy Statement/Prospectus does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference herein.

     All documents filed by Aetna and U.S. Healthcare pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Joint Proxy Statement/Prospectus and prior to the date of the Aetna Special Meeting and the U.S. Healthcare Annual Meeting shall be deemed to be incorporated by reference in this Joint Proxy Statement/Prospectus and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.
                            ------------------------


     THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN CERTAIN EXHIBITS TO DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON TO WHOM A COPY OF THIS JOINT PROXY STATEMENT/PROSPECTUS HAS BEEN DELIVERED UPON WRITTEN OR ORAL REQUEST, IN THE CASE OF AETNA DOCUMENTS, TO AETNA LIFE AND CASUALTY COMPANY, 151 FARMINGTON AVENUE, HARTFORD, CT 06156, ATTENTION: CORPORATE SECRETARY, TELEPHONE NUMBER (860) 273-0123, AND, IN THE CASE OF U.S. HEALTHCARE DOCUMENTS, TO U.S. HEALTHCARE, INC., 980 JOLLY ROAD, P.O. BOX 1180, BLUE BELL, PA 19422, ATTENTION: DAVID F. SIMON, TELEPHONE NUMBER (215) 628-4800. IN ORDER TO ENSURE DELIVERY PRIOR TO THE SHAREHOLDER MEETINGS, REQUESTS SHOULD BE RECEIVED BY JULY 9, 1996.

                            ------------------------

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE OFFERING AND THE SOLICITATIONS MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AETNA OR U.S. HEALTHCARE. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY INFERENCE THAT THERE HAS NOT BEEN ANY CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF EITHER AETNA OR U.S. HEALTHCARE SINCE THE DATE HEREOF.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
AVAILABLE INFORMATION.................................................................     3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................     3
SUMMARY...............................................................................     8
MARKET PRICES.........................................................................    21
SELECTED HISTORICAL FINANCIAL DATA....................................................    22
UNAUDITED SELECTED PRO FORMA FINANCIAL INFORMATION....................................    24
UNAUDITED COMPARATIVE PER SHARE DATA..................................................    25
RISK FACTORS..........................................................................    26
INTRODUCTION..........................................................................    27
THE COMPANIES.........................................................................    28
  Aetna Life and Casualty Company.....................................................    28
  U.S. Healthcare, Inc................................................................    28
  Aetna Inc...........................................................................    29
THE AETNA SPECIAL MEETING.............................................................    30
  Purpose of the Aetna Special Meeting................................................    30
  Date, Place and Time................................................................    30
  Record Date.........................................................................    30
  Required Vote.......................................................................    30
  Voting and Revocation of Proxies....................................................    30
  Solicitation of Proxies.............................................................    31
THE U.S. HEALTHCARE ANNUAL MEETING....................................................    32
  Purpose of the U.S. Healthcare Annual Meeting.......................................    32
  Date, Place and Time................................................................    32
  Record Date.........................................................................    32
  Required Vote.......................................................................    32
  Voting and Revocation of Proxies....................................................    33
  Solicitation of Proxies.............................................................    33
THE MERGERS...........................................................................    34
  Background of the Mergers...........................................................    34
  Recommendations of the Boards of Directors and Reasons for the Mergers..............    37
  Opinions of Financial Advisors......................................................    42
  Merger Consideration................................................................    60
  Financing of U.S. Healthcare Merger Consideration...................................    61
  Merger Date.........................................................................    63
  Conversion of Shares; Procedures for Exchange of Certificates; Dividends; No
     Fractional Shares................................................................    64
  Stock Options; Restricted Stock.....................................................    65
  Dividends...........................................................................    66
  NYSE Listing........................................................................    66
  Expenses............................................................................    66
  Interests of Certain Persons in the Mergers.........................................    67
  Accounting Treatment................................................................    73
  Certain Federal Income Tax Consequences.............................................    73
  ERISA Considerations................................................................    76
  Appraisal Rights....................................................................    77
THE AMENDED MERGER AGREEMENT..........................................................    82

                                                                                        PAGE
                                                                                        ----
  General.............................................................................    82
  Consideration to be Received in the Mergers.........................................    82
  Corporate Matters...................................................................    84
  Conditions to the Mergers...........................................................    85
  Representations and Warranties......................................................    87
  Certain Covenants...................................................................    87
  Non-Solicitation....................................................................    91
  Stock Options and Benefit Plans.....................................................    93
  Indemnification and Insurance.......................................................    94
  Termination.........................................................................    95
  Expenses and Termination Fees.......................................................    96
  Survival of Representations and Warranties..........................................    97
  Rights Under the Amended Merger Agreement...........................................    97
  Amendments; No Waivers..............................................................    97
  Governing Law.......................................................................    97
  Jurisdiction........................................................................    97
THE AMENDED VOTING AGREEMENT..........................................................    98
UNAUDITED PRO FORMA FINANCIAL INFORMATION.............................................   100
OTHER MATTERS.........................................................................   108
  Regulatory Approvals................................................................   108
  Certain Projected Financial Information.............................................   108
  Estimated Synergies.................................................................   110
  Factors For Forward Looking Information.............................................   111
DESCRIPTION OF PARENT CAPITAL STOCK...................................................   113
  Parent Common Stock.................................................................   113
  Parent Mandatorily Convertible Preferred Stock......................................   113
  Class A and Class B Voting Preferred Stock and Class D Non-Voting Preferred Stock...   122
COMPARISON OF RIGHTS OF SHAREHOLDERS..................................................   123
  Comparison of Shareholder Rights with Respect to Parent and Aetna...................   123
  Comparison of Shareholder Rights with Respect to Parent and U.S. Healthcare.........   123
DESCRIPTION OF PARENT RIGHTS..........................................................   131
MANAGEMENT............................................................................   134
  Directors...........................................................................   134
  Compensation of Directors...........................................................   138
  Committees of the Board of Directors................................................   139
  Executive Officers..................................................................   139
  Compensation of Executive Officers..................................................   139
OTHER INFORMATION FOR U.S. HEALTHCARE ANNUAL MEETING..................................   140
  Nominees for Election...............................................................   140
  Principal Occupations and Directorships Held by the Nominees for Directors and
     Directors of U.S. Healthcare.....................................................   141
  Meetings and Committees of the Board of Directors...................................   141
  Compensation of Directors...........................................................   142
  Executive Compensation..............................................................   143
  Employment Contracts and Termination of Employment Arrangements.....................   146
  Report of the Compensation Committee of the Board of Directors on Executive
     Compensation for the Fiscal Year Ended December 31, 1995.........................   147
  Stock Performance Graph.............................................................   150

                                                                                        PAGE
                                                                                        ----
Certain Relationships and Transactions................................................   151
OWNERSHIP OF AETNA, U.S. HEALTHCARE AND PARENT........................................   152
  Aetna...............................................................................   152
  U.S. Healthcare.....................................................................   154
  Parent..............................................................................   156
AETNA INC. 1996 STOCK INCENTIVE PLAN..................................................   157
  Introduction........................................................................   157
  Principal Features of the Incentive Plan............................................   157
  Administration of Incentive Plan....................................................   157
  Shares Available for Issuance.......................................................   158
  Adjustments.........................................................................   158
  Grants Under the 1996 Incentive Plan................................................   158
  Effect on Awards on Termination of Employment.......................................   159
  General.............................................................................   160
  Effect on Other Compensation Programs...............................................   160
  New Plan Benefits...................................................................   160
  Certain Federal Income Tax Consequences.............................................   161
AETNA INC. ANNUAL INCENTIVE PLAN......................................................   163
AETNA INC. NON-EMPLOYEE DIRECTOR DEFERRED STOCK AND DEFERRED COMPENSATION PLAN........   165
  Introduction........................................................................   165
  Principal Features of Director Plan.................................................   165
  New Plan Benefits...................................................................   166
NEW AETNA CERTIFICATE OF INCORPORATION................................................   167
EXPERTS...............................................................................   168
LEGAL MATTERS.........................................................................   168
FUTURE SHAREHOLDER PROPOSALS..........................................................   169
INDEPENDENT AUDITORS' REPORT..........................................................   F-1
AETNA INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEET..................................   F-2
AETNA INC. NOTES TO CONSOLIDATED BALANCE SHEET........................................   F-3
APPENDIX A --  AMENDED AGREEMENT AND PLAN OF MERGER
APPENDIX B --  AMENDED VOTING AGREEMENT
APPENDIX C --  FORM OF DESIGNATIONS, RIGHTS AND PREFERENCES OF 6.25% CLASS C VOTING
               PREFERRED STOCK
APPENDIX D --  OPINION OF WASSERSTEIN PERELLA & CO., INC.
APPENDIX E --  OPINION OF J.P. MORGAN SECURITIES INC.
APPENDIX F --  OPINION OF GOLDMAN, SACHS & CO.
APPENDIX G --  OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
APPENDIX H --  AETNA INC. 1996 STOCK INCENTIVE PLAN
APPENDIX I  -- AETNA INC. ANNUAL INCENTIVE PLAN
APPENDIX J  -- AETNA INC. NON-EMPLOYEE DIRECTOR DEFERRED STOCK AND
               DEFERRED COMPENSATION PLAN
APPENDIX K --  CONNECTICUT STATUTES GOVERNING APPRAISAL RIGHTS
APPENDIX L --  PENNSYLVANIA STATUTES GOVERNING APPRAISAL RIGHTS
APPENDIX M --  FORM OF NEW AETNA CERTIFICATE OF INCORPORATION

                                    SUMMARY


     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus. This summary is not, and is not intended to be, complete by itself. This summary is qualified in its entirety by reference to the more detailed information contained elsewhere in this Joint Proxy Statement/Prospectus, the appendices attached hereto and the documents referred to or incorporated by reference herein. Shareholders of Aetna and U.S. Healthcare are urged to review carefully all of the information contained in this Joint Proxy Statement/Prospectus, the Merger Agreement, as amended, attached as Appendix A and the other appendices attached hereto.


THE COMPANIES

  Aetna..........................    Aetna Life and Casualty Company, a
                                       Connecticut insurance corporation
                                       ("Aetna"), is one of the nation's largest insurance and financial services organizations, centered around three core businesses: Aetna Health Plans; Aetna Retirement Services; and Aetna International. See "The
                                       Companies -- Aetna Life and Casualty
                                       Company."

  U.S. Healthcare................    U.S. Healthcare, Inc., a Pennsylvania
                                       corporation ("U.S. Healthcare"), is one
                                       of the nation's largest managed care
                                       companies providing comprehensive managed health care services through health maintenance organizations it owns and operates. See "The Companies -- U.S. Healthcare, Inc."


  Aetna Inc......................    Aetna Inc. ("Parent") is a newly formed
                                       Connecticut corporation that has not, to date, conducted any activities other than those incident to its formation, its execution of the Agreement and Plan of Merger, dated as of March 30, 1996, among Aetna, U.S. Healthcare, Parent, Antelope Sub, Inc., a Connecticut corporation and a wholly-owned subsidiary of Parent ("Aetna Sub"), and New Merger
                                       Corporation, a Pennsylvania corporation
                                       and a wholly-owned subsidiary of Parent
                                       ("U.S. Healthcare Sub"), as amended by
                                       Amendment No. 1 thereto dated as of May
                                       30, 1996 (as so amended, the "Merger
                                       Agreement"), and related agreements, and its participation in the preparation of this Joint Proxy Statement/Prospectus. As a result of the Mergers (as defined below), each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of Parent. Accordingly, the business of Parent, through its wholly-owned subsidiaries Aetna and U.S. Healthcare, will be the businesses currently conducted by Aetna and U.S. Healthcare. See "The Companies -- Aetna Inc."

THE AETNA SPECIAL MEETING


  Time, Date and Place...........    A special meeting (the "Aetna Special
                                       Meeting") of shareholders of Aetna will
                                       be held at Aetna's Corporate
                                       Headquarters, 151 Farmington Avenue,
                                       Hartford, Connecticut on Thursday, July
                                       18, 1996 at 3:00 p.m., Eastern Daylight
                                       Time.



  Matters to be Considered at the
    Aetna Special Meeting........    At the Aetna Special Meeting the
                                       shareholders of Aetna will be asked to
                                       consider and vote upon proposals (i) to
                                       approve and adopt the Merger Agreement,
                                       (ii) contingent on the consummation of
                                       the Mergers contemplated by the Merger
                                       Agreement, (a) to approve and adopt the
                                       Aetna Inc. 1996 Stock Incentive Plan, (b) to approve and adopt the Aetna Inc. Annual Incentive Plan and (c) to approve the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan and (iii) to approve and adopt the new Aetna Certificate of Incorporation. The Aetna Inc. 1996 Stock Incentive Plan, the Aetna Inc. Annual Incentive Plan and Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan are herein referred to collectively as the "Incentive Plans".



  Required Vote..................    The approval and adoption of the Merger
                                       Agreement requires the affirmative vote
                                       of 66 2/3% of the outstanding shares of
                                       Aetna's Common Capital Stock without par value ("Aetna Common Stock"). The approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan, and the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan, require the affirmative vote of a majority of the shares of Aetna Common Stock present at the Aetna Special Meeting in person or by proxy and entitled to vote. The approval and adoption of the new Aetna Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Aetna Common Stock.


  Recommendations of the Aetna
Board
    of Directors.................    The Board of Directors of Aetna believes
                                       that the terms of the Merger Agreement
                                       are in the best interests of Aetna,
                                       including its shareholders, and will
                                       create a strong new company. By a
                                       unanimous vote of those Directors present at a meeting on March 29, 1996, the Board of Directors of Aetna approved the Merger Agreement and recommends that shareholders of Aetna vote FOR approval and adoption of the Merger Agreement. The merger of Aetna and U.S. Healthcare, which follows the recently completed sale of Aetna's property-casualty operations to an affiliate of The Travelers Insurance Group Inc., represents the second step of Aetna's previously announced strategic decision to focus its resources on pursuing growth opportunities in its health care business and evaluating opportunities for growth and development of its financial services business and international operations. See "The Merg-ers -- Recommendations of the Boards of Directors and Reasons for the
                                       Mergers -- Aetna."

                                     By a unanimous vote of Directors at a
                                       meeting on April 26, 1996, the Board of
                                       Directors of Aetna approved the adoption and assumption, as applicable, of each of the Incentive Plans and recommends that shareholders of Aetna vote FOR approval of the adoption or assumption, as applicable, of each of the Incentive Plans by Parent. The Board of Directors of Aetna believes that the ability of Parent and its subsidiaries to attract, motivate, retain and reward talented and experienced individuals will be enhanced through the Incentive Plans. See "Aetna Inc. 1996 Stock Incentive Plan;" "Aetna Inc. Annual Incentive Plan;" and "Aetna Inc. Non-Employee Director Deferred Stock and Deferred Compensation Plan."


                                     By a unanimous consent dated May 30, 1996
                                       the Board of Directors of Aetna adopted
                                       the amended Aetna Certificate of
                                       Incorporation and recommends that
                                       shareholders of Aetna vote FOR adoption
                                       of the new Aetna Certificate of
                                       Incorporation. The Board of Directors of
                                       Aetna believes that the approval and
                                       adoption of the new Aetna Certificate of Incorporation in connection with Aetna's reincorporation as a general business corporation, the surrender of its license as an insurance company in Connecticut and the related change of Aetna's name to Aetna Services, Inc., as well as a change of the par value of Aetna's Common Stock to $.01, will facilitate the consummation of the transactions contemplated by the Merger Agreement. The delicensing of Aetna as an insurance company in Connecticut will not have any material effect on Aetna's business or operations. See "New Aetna Certificate of
                                       Incorporation."


  Opinions of Financial
Advisors.........................    Wasserstein Perella & Co., Inc.
                                       ("Wasserstein Perella") has delivered its written opinion to the Board of Directors of Aetna to the effect that, as of the date of this Joint Proxy
                                       Statement/Prospectus and based on various limitations and assumptions set forth therein, the consideration to be paid to the holders of U.S. Healthcare Stock (as defined below) pursuant to the Amended Merger Agreement is fair, from a financial point of view, to Aetna.

                                     J.P. Morgan Securities Inc. ("J.P. Morgan")
                                       has delivered its written opinion to the Board of Directors of Aetna to the effect that, as of the date of this Joint Proxy Statement/Prospectus and based on various considerations and assumptions set forth therein, the consideration to be paid to the shareholders of U.S. Healthcare pursuant to the Amended Merger Agreement is fair, from a financial point of view, to the shareholders of Aetna.

                                     For information on the assumptions made,
                                       matters considered and limitations on the reviews undertaken by Wasserstein Perella and J.P. Morgan, see "The Mergers -- Opinions of Financial Advisors -- Aetna." Holders of Aetna Common Stock are urged to read in their entirety the opinions of Wasserstein Perella and J.P. Morgan dated the date of this Joint Proxy
                                       Statement/Prospectus, copies
                                       of which are attached as Appendices D and E, respectively, to this Joint Proxy Statement/Prospectus.

  Record Date; Shares Outstanding
and
    Entitled to Vote.............    The record date (the "Aetna Record Date")
                                       for the Aetna Special Meeting is May 20,
                                       1996. As of the Aetna Record Date, there were outstanding 115,427,152 shares of Aetna Common Stock. Only holders of record of Aetna Common Stock on the Aetna Record Date are entitled to vote at the Aetna Special Meeting.

  Security Ownership of
Management.......................    As of the Aetna Record Date, directors and
                                       executive officers of Aetna and their
                                       affiliates were owners of an aggregate of 338,292 shares of Aetna Common Stock (less than one percent of the shares of Aetna Common Stock then outstanding).

THE U.S. HEALTHCARE ANNUAL
MEETING


  Time, Date and Place...........    The 1996 Annual Meeting of Shareholders of
                                       U.S. Healthcare (the "U.S. Healthcare
                                       Annual Meeting" and, together with the
                                       Aetna Special Meeting, the "Shareholder
                                       Meetings") will be held at U.S.
                                       Healthcare's Auditorium at the Customer
                                       Service Center (Building 2), 1425 Union
                                       Meeting Road, Blue Bell, Pennsylvania, on
                                       Thursday, July 18, 1996 at 10:00 a.m.,
                                       Eastern Daylight Time.


  Matters to be Considered at the
    U.S. Healthcare Annual
  Meeting........................    At the U.S. Healthcare Annual Meeting, the
                                       shareholders of U.S. Healthcare will be
                                       asked to consider and vote upon proposals
                                       (i) to approve and adopt the Merger
                                       Agreement, (ii) contingent on the
                                       consummation of the Mergers contemplated by the Merger Agreement, (a) to approve and adopt the Aetna Inc. 1996 Stock Incentive Plan, (b) to approve and adopt the Aetna Inc. Annual Incentive Plan and
                                       (c) to approve the assumption by Parent
                                       of Aetna's Non-Employee Director Deferred
                                       Stock and Deferred Compensation Plan and
                                       (iii) to re-elect two Class III directors to hold office until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Merger Agreement provides that immediately after the Merger Date (as defined below), the Board of Directors of U.S. Healthcare (which will then be a wholly-owned subsidiary of Parent) will be designated by Parent and will include the two Co-Presidents of U.S. Healthcare.

  Required Vote..................    The approval and adoption of the Merger
                                       Agreement requires the affirmative vote
                                       of a majority of the voting power of the outstanding shares of common stock, par value $0.005 per share, of U.S. Healthcare (the "U.S. Healthcare Common Stock") and the outstanding shares of Class B Stock, par value $0.005 per share, of U.S. Healthcare (the "U.S. Healthcare Class B Stock" and, together with the U.S. Healthcare Common Stock, the "U.S. Healthcare Stock"), voting together as a single class. The approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan, and the approval of the assumption by Parent of

                                       Aetna's Non-Employee Director Deferred
                                       Stock and Deferred Compensation Plan,
                                       require the affirmative vote of a
                                       majority of the votes which the holders
                                       of U.S. Healthcare Common Stock and U.S.
                                       Healthcare Class B Stock present at the
                                       U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting together as a single class. The re-election of David B. Soll, M.D. as one of the two Class III directors requires the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting together as a single class. The re-election of Timothy T. Weglicki as the other Class III director requires the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast. Each share of U.S. Healthcare Common Stock will be entitled to one vote, and each share of U.S. Healthcare Class B Stock will be entitled to fifty votes, on each matter on which the respective holders of such shares are entitled to vote at the U.S. Healthcare Annual Meeting.

  Recommendations of the U.S.
    Healthcare Board of
  Directors......................    The Board of Directors of U.S. Healthcare
                                       believes that the terms of the Merger
                                       Agreement are fair to and in the best
                                       interests of U.S. Healthcare and its
                                       shareholders and has, by unanimous vote, approved the Merger Agreement and unanimously recommends that shareholders of U.S. Healthcare vote FOR approval and adoption of the Merger Agreement. U.S. Healthcare believes that, among other things, the Mergers will create a strong new company as well as provide U.S. Healthcare shareholders the opportunity to receive cash in consideration for a portion of their shares of U.S. Healthcare. See "The
                                       Mergers -- Recommendations of the Boards of Directors and Reasons for the Mergers -- U.S. Healthcare."


                                     The Board of Directors of U.S. Healthcare
                                       unanimously recommends that shareholders of U.S. Healthcare vote FOR approval of the adoption or assumption, as applicable, by Parent of each of the Incentive Plans. The Board of Directors of U.S. Healthcare believes that the ability of Parent and its subsidiaries to attract, motivate, retain and reward talented and experienced individuals will be enhanced through the Incentive Plans.


                                     The Board of Directors of U.S. Healthcare
                                       has nominated David B. Soll, M.D. and
                                       Timothy T. Weglicki to be re-elected as
                                       the Class III directors and unanimously
                                       recommends that the holders of U.S.
                                       Healthcare Common Stock and U.S.
                                       Healthcare Class B Stock vote FOR the re-election of David B. Soll, M.D. and that the holders of U.S. Healthcare Common Stock vote for the re-election of Timothy
                                       T. Weglicki.

  Voting Agreement...............    As of the U.S. Healthcare Record Date (as
                                       defined below), Leonard Abramson,
                                       Chairman of U.S. Healthcare, held
                                       14,411,955 shares of Class B Stock,
                                       representing approximately 83.7% of the
                                       voting power of U.S. Healthcare's
                                       capital stock as of such date. Pursuant
                                       to a Voting Agreement, as amended, with
                                       affiliates of Aetna, Mr. Abramson has
                                       agreed to vote for the approval and
                                       adoption of the Merger Agreement at the
                                       U.S. Healthcare Annual Meeting.
                                       Accordingly, a vote in favor of the
                                       approval and adoption of the Merger
                                       Agreement at the U.S. Healthcare Annual
                                       Meeting is assured without the vote of
                                       any other holder of shares of U.S.
                                       Healthcare Stock. See "The Amended Voting
                                       Agreement." Mr. Abramson has also
                                       indicated that he intends to vote for the approval of the adoption and assumption, as applicable, of each of the Incentive Plans and for the re-election of David B. Soll, M.D., which would assure such approval by U.S. Healthcare shareholders and such re-election without the vote of any other shareholders of U.S. Healthcare.


  Opinions of Financial
Advisors.........................    Goldman, Sachs & Co. ("Goldman Sachs") has
                                       delivered its written opinion to the
                                       Board of Directors of U.S. Healthcare to the effect that, as of the date of this Joint Proxy Statement/Prospectus, the U.S. Healthcare Merger Consideration (as defined below) to be received by the holders of U.S. Healthcare Stock pursuant to the Merger Agreement is fair to such holders.

                                     Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated ("Merrill Lynch") has
                                       delivered its written opinion to the
                                       Board of Directors of U.S. Healthcare to the effect that, as of the date of this Joint Proxy Statement/Prospectus and based upon the assumptions made, matters considered and limits of review with respect to such opinion, the consideration to be received by the holders of U.S. Healthcare Stock (other than Aetna and its affiliates) in the Mergers is fair to the shareholders of U.S. Healthcare from a financial point of view.

                                     For information on the assumptions made,
                                       matters considered and limitations on the reviews undertaken by Goldman Sachs and Merrill Lynch, see "The Mergers -- Opinions of Financial Advisors -- U.S. Healthcare." Holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock are urged to read in their entirety the opinions of Goldman Sachs and Merrill Lynch dated the date of this Joint Proxy Statement/Prospectus, copies of which are attached as Appendices F and G, respectively, to this Joint Proxy Statement/Prospectus.


  Record Date; Shares Outstanding
and
    Entitled to Vote.............    The record date (the "U.S. Healthcare
                                       Record Date") for the U.S. Healthcare
                                       Annual Meeting is June 3, 1996. As of the
                                       U.S. Healthcare Record Date, there were
                                       outstanding 139,842,375 shares of U.S.
                                       Healthcare Common Stock and 14,429,426
                                       shares of U.S. Healthcare Class B Stock.
                                       U.S. Healthcare Common Stock is thus
                                       entitled to cast a total of 139,842,375
                                       votes and the U.S. Healthcare Class B
                                       Stock is entitled to cast a total of
                                       721,471,300 votes. Only holders of record of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock on the U.S. Healthcare Record Date are entitled to vote at the U.S. Healthcare Annual Meeting. Furthermore, only holders of U.S.

                                       Healthcare Common Stock on the U.S.
                                       Healthcare Record Date are entitled to
                                       vote on the re-election of Timothy T.
                                       Weglicki.


  Security Ownership of
Management.......................    As of the U.S. Healthcare Record Date,
                                       directors and executive officers of U.S.
                                       Healthcare and their affiliates were
                                       owners of an aggregate of 3,196,986
                                       shares of U.S. Healthcare Common Stock
                                       (approximately 2.3% of the shares of U.S.
                                       Healthcare Common Stock then outstanding) and 14,411,955 shares of U.S. Healthcare Class B Stock (approximately 99.9% of the shares of U.S. Healthcare Class B Stock then outstanding).



                                     As of the U.S. Healthcare Record Date,
                                       Leonard Abramson, Chairman of U.S.
                                       Healthcare, owned 2,268,755 shares of
                                       U.S. Healthcare Common Stock
                                       (approximately 1.6% of the shares of U.S.
                                       Healthcare Common Stock then outstanding) and 14,411,955 shares of U.S. Healthcare Class B Stock (approximately 99.9% of the shares of U.S. Healthcare Class B Stock then outstanding). Mr. Abramson's holdings of Class B Stock represent approximately 83.7% of the voting power of U.S. Healthcare's capital stock as of such date.



                                     See "Voting Agreement" above for
                                       information concerning certain agreements and indications made by Mr. Abramson concerning the voting of his shares of U.S. Healthcare Stock.


THE MERGERS

  General........................    At the effective time of the Mergers
                                       referred to below (the "Merger Date"),
                                       Aetna Sub will be merged with and into
                                       Aetna (the "Aetna Sub Merger") and U.S.
                                       Healthcare Sub will be merged with and
                                       into U.S. Healthcare (the "U.S.
                                       Healthcare Sub Merger" and together with the Aetna Sub Merger, the "Mergers"), with the result that each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of Parent.


  Effect on U.S. Healthcare
Shareholders.....................    On the Merger Date, each issued and
                                       outstanding share of U.S. Healthcare
                                       Common Stock and U.S. Healthcare Class B
                                       Stock (other than shares of U.S.
                                       Healthcare Common Stock and U.S.
                                       Healthcare Class B Stock held by U.S.
                                       Healthcare as treasury stock and certain shares held by Aetna or its subsidiaries, all of which will be canceled, and shares for which dissenting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive (i) 0.2246 shares of common stock, par value $.01 per share, of Parent (the "Parent Common Stock"), together with 0.2246 rights (each, a "Parent Right") issued pursuant to a Rights Agreement effective on the Merger Date, (ii) 0.0749 shares of 6.25% Class C Voting Preferred Stock, par value $.01 per share, of Parent (the "Parent Mandatorily Convertible Preferred Stock") and (iii) $34.20 in cash (the "Cash Consideration") (the consideration referred to in clauses (i), (ii) and
                                       (iii) being collectively referred to as
                                       the "U.S. Healthcare Merger
                                       Consideration"). Prior to the

                                       Merger Date, there has been no public
                                       market for the Parent Common Stock or the Parent Mandatorily Convertible Preferred Stock. For a description of Parent Common Stock, see "Description of Parent Capital Stock -- Common Stock," for a description of the Parent Mandatorily Convertible Preferred Stock, see "Description of Parent Capital Stock -- Parent Mandatorily Convertible Preferred Stock," and for a description of the Parent Rights, see "Description of Parent Rights."


  Effect on U.S. Healthcare
Option Holders
    and Holders of Restricted
  Stock..........................    For a description of the effect of the
                                       Mergers on holders of options on U.S.
                                       Healthcare Stock and holders of
                                       restricted stock of U.S. Healthcare, see
                                       "The Mergers -- Stock Options; Restricted
                                       Stock." Approval of the Merger Agreement will constitute approval of the portion of the Aetna Inc. 1996 Stock Incentive Plan that allows for the conversion of stock options pursuant to the Merger Agreement.


  Effect on Aetna Shareholders...    On the Merger Date, each share of Aetna
                                       Common Stock then issued and outstanding
                                       (other than shares of Aetna Common Stock held by Aetna as treasury stock and shares held by U.S. Healthcare or its subsidiaries, all of which will be canceled, and shares for which objecting shareholders' rights have been properly exercised and perfected) will be converted into the right to receive one share of Parent Common Stock, together with one Parent Right. Prior to the Merger Date, there has been no public market for Parent Common Stock. For a description of Parent Common Stock, see "Description of Parent Capital Stock-Common Stock," for a description of Parent Mandatorily Convertible Preferred Stock, see "Description of Parent Capital Stock-Parent Mandatorily Convertible
                                       Preferred Stock, and for a description of the Parent Rights see "Description of Parent Rights."


                                     Shares of Aetna Common Stock held pursuant
                                       to Aetna's Dividend Reinvestment and
                                       Stock Purchase Plan are expected to be
                                       converted into shares of Parent Common
                                       Stock on the Merger Date and to remain in a substantially identical plan to be adopted by Parent.

  Effect on Aetna Option
Holders..........................    For a discussion of the effect of the
                                       Mergers on holders of options on Aetna
                                       Common Stock, see "The Mergers -- Stock
                                       Options; Restricted Stock." Approval of
                                       the Merger Agreement will constitute
                                       approval of the portion of the Aetna Inc.
                                       1996 Stock Incentive Plan that allows for the conversion of stock options pursuant to the Merger Agreement.


  Parent Rights..................    The Parent Rights have certain
                                       anti-takeover effects. The Parent Rights will cause substantial dilution to a person or group that attempts to acquire Parent on terms not approved by the Parent Board of Directors, except pursuant to an offer conditioned on a substantial number of Parent Rights being acquired. See "Description of Parent Rights."


  Regulatory Approvals; Merger
Date.............................    Consummation of the Mergers requires the
                                       approval of the Health and/or Insurance
                                       Commissioners of various states.

                                       Applications for such approvals have been filed, and Aetna and U.S. Healthcare believe that such approvals should be obtained during the third quarter of 1996. However, there can be no assurance that such approvals will be obtained by such time or that such approvals will be granted. Assuming receipt of the approval of the Aetna and U.S. Healthcare shareholders, the Mergers will be consummated promptly after receipt of the required regulatory approvals and the satisfaction or waiver of the other conditions to the Mergers. The applicable waiting period for the approval of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired. See "Other
                                       Matters -- Regulatory Approvals."


  Conditions to the Mergers;
Termination;
    Termination Fees.............    The obligations of Aetna and U.S.
                                       Healthcare to consummate the Mergers are subject to various conditions, including obtaining the requisite shareholder and regulatory approvals, the absence of any order or other legal restraint or prohibition preventing the consummation of the Mergers, receipt of opinions of counsel in respect of certain federal income tax consequences of the Mergers and the average of the closing prices per share of Aetna Common Stock on the NYSE Composite Tape for the 20 consecutive trading days immediately prior to the proposed Merger Date (the "Average Closing Stock Price") being not less than $60.90 (the "Average Closing Stock Price Condition"). However, Aetna, in its sole discretion, may satisfy the Average Closing Stock Price Condition by increasing the Cash Consideration by an amount determined by a formula set forth in the Merger Agreement. See "The Amended Merger Agreement -- Conditions to the Mergers." For example, if the Average Closing Stock Price were $59.90 and Aetna chose to satisfy the Average Closing Stock Price Condition by increasing the Cash Consideration, the Cash
                                       Consideration would be increased by
                                       $0.2995 per share of U.S. Healthcare
                                       Stock. In the event that the Average
                                       Closing Stock Price is less than $60.90
                                       and Aetna determines not to increase the Cash Consideration, U.S. Healthcare has the right not to consummate the Mergers. The Board of Directors of U.S. Healthcare has not made any determination as to what course of action it would take in such event. The U.S. Healthcare Board of Directors would make its decision based on the facts and circumstances existing at such time, after consulting with its legal advisors and with Goldman Sachs and Merrill Lynch, U.S. Healthcare's financial advisors. Because the Mergers may not be consummated for a period of time after the Shareholder Meetings, the Average Closing Stock Price may be higher or lower than the price per share of Aetna Common Stock at the time of the Shareholder Meetings. In the event that
                                       (i) the Average Closing Stock Price (as
                                       defined in the Merger Agreement) drops to less than $60.90, (ii) Aetna decides not to increase the Cash Consideration pursuant to the Merger Agreement and
                                       (iii) U.S. Healthcare determines to waive its right not to consummate the Mergers in those circumstances, U.S.

                                       Healthcare will recirculate proxy
                                       materials to its shareholders to obtain a revote and will seek updated opinions from its financial advisors.



                                     The Merger Agreement may be terminated, and
                                       the Mergers abandoned, at any time prior to the Merger Date, whether or not shareholder approvals have been obtained,
                                       (i) by mutual consent of Aetna and U.S.
                                       Healthcare or (ii) by either Aetna or
                                       U.S. Healthcare, (a) if the Mergers are
                                       not consummated on or before March 30,
                                       1997 or (b) under certain other
                                       circumstances. See "The Amended Merger
                                       Agreement -- Termination."



                                     Each of Aetna and U.S. Healthcare has
                                       agreed that if the Merger Agreement is
                                       terminated, under certain circumstances, it will pay the other an amount equal to $100 million plus all out-of-pocket expenses, not to exceed $25 million, incurred by such party in connection with the Merger Agreement and related matters. See "The Amended Merger
                                       Agreement -- Expenses and Termination
                                       Fees."


  Board of Directors after the
Mergers..........................    Upon consummation of the Mergers, the Board
                                       of Directors of Parent will consist of
                                       the Board of Directors of Aetna
                                       immediately prior to the Merger Date,
                                       and, no later than sixty days following
                                       the Merger Date, the Board of Directors
                                       of Parent will be expanded to include Mr.
                                       Abramson and two other persons designated initially by U.S. Healthcare.


  Interests of Certain Persons in
the
    Mergers; Management after the
    Mergers......................    Parent has entered into an agreement (the
                                       "Agreement with Principal Shareholder")
                                       with Leonard Abramson, Chairman of U.S.
                                       Healthcare and the holder, as of the U.S.
                                       Healthcare Record Date, of approximately
                                       83.7% of the voting power of U.S.
                                       Healthcare (the "Principal Shareholder").
                                       Pursuant to the Agreement with the
                                       Principal Shareholder, for a term of five years commencing on the Merger Date, Parent will pay the Principal Shareholder a consulting fee of $2 million per year and will provide other benefits in return for advice to the chief executive officer of Parent on certain business matters. In addition, on the Merger Date, Parent will transfer to the Principal Shareholder ownership of a certain aircraft owned by a subsidiary of U.S. Healthcare which had a net book value of $19.6 million as of March 31, 1996 and an approximate market value of $25 million. In consideration of the Principal Shareholder's agreement generally not to compete with Parent, Parent will make payments aggregating $25 million, half in cash and half in Parent Common Stock, to the Principal Shareholder upon commencement of, during the term of, and at termination of the Agreement with the Principal Shareholder. The Agreement with Principal Shareholder provides for a payment, if necessary, intended to make the Principal Shareholder whole for any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") with respect to any payment or benefits that he may receive under such agreement or any other plan, arrangement or agreement in effect on the date of the Merger Agreement. In addition, on the Merger Date the Principal Shareholder will receive all amounts that are due under the employment agreement between the Principal Shareholder and U.S. Healthcare.


                                     Parent has agreed, pursuant to a
                                       Registration Rights Agreement, to
                                       register the shares of Parent Common
                                       Stock and Parent Mandatorily Convertible
                                       Preferred Stock to be received by the
                                       Principal Shareholder in the Mergers.


                                     U.S. Healthcare has entered into, and
                                       Parent will assume, employment agreements
                                       (each, an "Employment Agreement") with
                                       six senior officers of U.S. Healthcare.
                                       Each Employment Agreement provides for a five year renewable term. Each such executive will receive a cash sign-on bonus equal to such executive's current salary (including deferred compensation) and 1995 or 1996 bonus, and a "stay" bonus in the same amount payable in shares of restricted Parent Common Stock. Each Employment Agreement also restricts the disposition of U.S. Healthcare Stock and Parent Common Stock and provides for reimbursement for income and employment taxes incident to the vesting of U.S. Healthcare restricted stock and the partial cash-out of options and for any imposition of excise tax pursuant to
                                       Section 4999 of the Code, and all income and employment taxes and excise taxes thereon.



                                     U.S. Healthcare has also entered into
                                       employment agreements with twenty-seven
                                       of its other executives on terms
                                       substantially similar to those of the
                                       Employment Agreements of the senior
                                       officers referred to above, except that, among other things, (i) no sign-on bonus or "stay" bonus is provided; (ii) there are no restrictions on the disposition of U.S. Healthcare Common Stock or Parent Common Stock; and (iii) there are no provisions for reimbursement of income or employment taxes.



                                     From and after the Merger Date, all of the
                                       business of U.S. Healthcare and all of
                                       the domestic business of Aetna Health
                                       Plans (the "Combined Health Operations") will report to the two Co-Presidents (the "Co-Presidents") of U.S. Healthcare who will be Co-Presidents of the Combined Health Operations and who will report directly and exclusively to the chief executive officer of Parent. The current senior executives of U.S. Healthcare will each assume similar positions with the Combined Health Operations and report directly and exclusively to the Co-Presidents. No person employed by U.S. Healthcare on March 30, 1996 may be discharged or have his or her compensation reduced or his or her principal office location changed for a period of 24 months after the Merger Date without the prior consent and approval of the Co-Presidents.



                                     For additional information concerning the
                                       arrangements referred to above, as well
                                       as information concerning arrangements
                                       with certain executive officers of Aetna, see "The Mergers -- Interests of Certain Persons in the Mergers."

  Dividends......................    Parent intends, upon consummation of the
                                       Mergers, to set its quarterly dividend at an annual payout rate of between 10% to 20% of operating earnings (which excludes net realized capital gains or losses) before amortization of goodwill and other intangibles related to the Mergers. Pursuant to the Merger Agreement, Aetna has agreed that after the Merger Date, subject to applicable law, the initial annual dividend on Parent Common Stock will not be less than $0.80 per share of Parent Common Stock. Further, the initial dividend on Parent Common Stock affects the dividend rate paid on Parent Mandatorily Convertible Preferred Stock. The dividend rate on Parent Mandatorily Convertible Preferred Stock is subject to a one-time increase in accordance with a specified formula in the event that the initial annual dividend per share on Parent Common Stock on the Merger Date is more than $0.83 per share. Due to this and other factors, Parent currently expects that, subject to applicable law, the initial dividend on Parent Common Stock will be approximately $0.80 to $0.83 per share (on an annualized basis). The Board of Directors of Parent will review the cash dividend each quarter after interim operating earnings are known.


  Appraisal Rights...............    Pursuant to the Pennsylvania Business
                                       Corporation Law of 1988 (the
                                       "Pennsylvania Law"), holders of shares of U.S. Healthcare Stock may exercise dissenters' rights in connection with the Mergers, and pursuant to the Connecticut Stock Corporation Act (the "Connecticut Law"), holders of Aetna Common Stock may demand payment for their shares of Aetna Common Stock in connection with the Mergers, in each case in accordance with and subject to the provisions of the Pennsylvania Law or the Connecticut Law, as applicable. See "The
                                       Mergers -- Appraisal Rights" and
                                       Appendices K and L to this Joint Proxy
                                       Statement/Prospectus.

  NYSE Listing...................    The Parent Common Stock and Parent
                                       Mandatorily Convertible Preferred Stock
                                       to be issued in the Mergers have been
                                       approved for listing on the New York
                                       Stock Exchange, subject to official
                                       notice of issuance. Prior to the Merger
                                       Date, there has been no public market for the Parent Common Stock and the Parent Mandatorily Convertible Preferred Stock.

  Accounting Treatment...........    The Mergers will be accounted for by Parent
                                       under the "purchase" method of
                                       accounting. The conversion of Aetna
                                       Common Stock into Parent Common Stock
                                       will be treated as a reorganization with no change in the recorded amount of Aetna's assets and liabilities. See "The Mergers -- Accounting Treatment."

  Tax Consequences...............    In general, except with respect to any cash
                                       received by the U.S. Healthcare
                                       shareholders pursuant to the Mergers, the Mergers have been structured to qualify as tax-free transactions under the Code. The respective obligations of Aetna and U.S. Healthcare to consummate the Mergers are conditioned on receipt by Aetna of an opinion from Davis Polk & Wardwell, counsel to Aetna, and by U.S. Healthcare of an opinion from Skadden, Arps, Slate,

                                       Meagher & Flom, counsel to U.S.
                                       Healthcare, in each case based on certain facts, representations and assumptions set forth in such opinions which are consistent with the state of facts existing on the Merger Date, that the Mergers so qualify. See "The Amended Merger Agreement -- Conditions to the Mergers" and "The Mergers -- Certain Federal Income Tax Consequences."

  Parent Mandatorily Convertible
Preferred Stock..................    Pursuant to the Merger Agreement, as part
                                       of the U.S. Healthcare Merger
                                       Consideration, the holder of each share
                                       of U.S. Healthcare Stock will be entitled to receive, among other things, 0.0749 shares of Parent Mandatorily Convertible Preferred Stock with an annual dividend rate of $4.7578 per share. The dividend rate with respect to such Parent Mandatorily Convertible Preferred Stock is subject to a one-time increase in accordance with a specified formula in the event that the initial annual dividend per share on Parent Common Stock on the Merger Date is more than $0.83 per share.

                                     Each share of Parent Mandatorily
                                       Convertible Preferred Stock is
                                       convertible at any time at the option of the holder thereof into 0.8197 shares of Parent Common Stock (subject to adjustments). Parent may redeem shares of Parent Mandatorily Convertible Preferred Stock at any time after the third anniversary of the Merger Date for shares of Parent Common Stock based on specified formulas. On the fourth anniversary of the Merger Date, each outstanding share of Parent Mandatorily Convertible Preferred Stock will convert automatically into one share of Parent Common Stock (subject to adjustments). See "Description of Parent Capital
                                       Stock -- Parent Mandatorily Convertible
                                       Preferred Stock" and Appendix C hereto.

                                 MARKET PRICES

     Aetna Common Stock is listed on the New York and Pacific Stock Exchanges, with unlisted trading privileges on other regional exchanges, and is also listed on the Swiss Stock Exchanges at Basel, Geneva and Zurich. Call and put options on Aetna Common Stock are traded on the American Stock Exchange. U.S. Healthcare Common Stock is traded on the NASDAQ Stock Market ("NASDAQ"). Call and put options on U.S. Healthcare Common Stock are traded on the American Stock Exchange. The following table sets forth the high and low closing prices per share of Aetna Common Stock as reported by the NYSE Composite Tape and the high and low trading prices per share of U.S. Healthcare Common Stock as reported by NASDAQ for the periods indicated.


                                                              AETNA          U.S. HEALTHCARE
                                                           COMMON STOCK        COMMON STOCK
                                                         ----------------    ----------------
                                                          HIGH      LOW       HIGH      LOW
                                                         ------    ------    ------    ------
    1994
      First Quarter....................................  $65.75    $53.13    $45.50    $36.63
      Second Quarter...................................   57.88     50.00     47.50     35.00
      Third Quarter....................................   57.50     45.13     47.25     33.75
      Fourth Quarter...................................   48.00     43.25     49.00     38.00
    1995
      First Quarter....................................   57.00     46.88     47.50     39.50
      Second Quarter...................................   64.25     54.50     44.50     26.50
      Third Quarter....................................   74.38     60.38     36.13     29.88
      Fourth Quarter...................................   75.88     67.88     46.50     34.38
    1996
      First Quarter....................................   78.50     67.13     50.75     39.75
      Second Quarter (through June 3, 1996)............   76.25     66.75     54.63     50.63


     On March 29, 1996, the last trading day before public announcement of the execution of the Merger Agreement, the closing price of Aetna Common Stock as reported by the NYSE Composite Tape and the closing price of U.S. Healthcare Common Stock as reported by NASDAQ were $75.50 per share and $45.875 per share, respectively.


     On June 11, 1996, the last trading day before the date of this Joint Proxy Statement/Prospectus, the closing price of Aetna Common Stock as reported by the NYSE Composite Tape and the closing price of U.S. Healthcare Common Stock as reported by NASDAQ were $73.00 per share and $54.50 per share, respectively.


     AETNA AND U.S. HEALTHCARE SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE AETNA COMMON STOCK AND THE U.S. HEALTHCARE COMMON STOCK.


     Parent intends, upon consummation of the Mergers, to set its quarterly dividend at an annual payout rate of between 10% to 20% of operating earnings (which excludes net realized capital gains or losses) before amortization of goodwill and other intangibles related to the Mergers. Pursuant to the Merger Agreement, Aetna has agreed that after the Merger Date, subject to applicable law, the initial annual dividend on Parent Common Stock will not be less than $0.80 per share of Parent Common Stock. Further, the initial dividend on Parent Common Stock affects the dividend rate paid on Parent Mandatorily Convertible Preferred Stock. The dividend rate on Parent Mandatorily Convertible Preferred Stock is subject to a one-time increase in accordance with a specified formula in the event that the initial annual dividend per share on Parent Common Stock on the Merger Date is more than $0.83 per share. Due to this and other factors, Parent currently expects that, subject to applicable law, the initial dividend on Parent Common Stock will be approximately $0.80 to $0.83 per share (on an annualized basis). The Board of Directors of Parent will review the cash dividend each quarter after interim operating earnings are known.

                       SELECTED HISTORICAL FINANCIAL DATA

     The following tables set forth selected historical financial data of Aetna and U.S. Healthcare for the last five years and for the three months ended March 31, 1996 and 1995. The selected historical financial data of Aetna and U.S. Healthcare have been derived from, and should be read in conjunction with, the historical consolidated financial data of Aetna or U.S. Healthcare, as the case may be, including the notes thereto, which are incorporated herein by reference. See "Incorporation of Certain Documents by Reference" and "Available Information."

                       SELECTED HISTORICAL FINANCIAL DATA
                       OF AETNA LIFE AND CASUALTY COMPANY

                                   THREE MONTHS ENDED
                                       MARCH 31,                             YEARS ENDED DECEMBER 31,
                                ------------------------  ---------------------------------------------------------------
                                   1996         1995         1995         1994         1993         1992         1991
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                      (UNAUDITED)     (AMOUNTS IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Revenue
  Premiums....................    $ 1,843.9    $ 1,882.1    $ 7,431.4    $ 6,901.3    $ 5,921.7    $ 5,717.6    $ 5,434.2
  Net investment income, fees
    and other income, and net
    realized capital gains and
    losses....................      1,466.5      1,310.2      5,546.6      5,317.7      5,418.0      5,367.3      5,279.9
                                   --------     --------     --------     --------     --------     --------     --------
        Total revenue from
          continuing
          operations(a).......    $ 3,310.4    $ 3,192.3    $12,978.0    $12,219.0    $11,339.7    $11,084.9    $10,714.1
                                   --------     --------     --------     --------     --------     --------     --------
                                   --------     --------     --------     --------     --------     --------     --------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE
  EXTRAORDINARY ITEM AND
  CUMULATIVE EFFECT
  ADJUSTMENTS:
Income (loss) from continuing
  operations before
  extraordinary item and
  cumulative effect
  adjustments.................     $  165.5     $   92.4     $  473.9     $  409.4    $ (602.3)     $  101.0     $  140.4
                                   --------     --------     --------     --------     --------     --------     --------
Income (loss) from
  discontinued
  operations(b)...............        182.2         68.4      (222.2)         58.1        290.3        324.8        364.8
Extraordinary loss on
  debenture redemption, net of
  tax.........................           --           --           --           --        (4.7)           --           --
Cumulative effect adjustments
  for continuing operations...           --           --           --           --       (49.2)      (369.8)           --
                                   --------     --------     --------     --------     --------     --------     --------
Net income (loss).............     $  347.7     $  160.8     $  251.7     $  467.5    $ (365.9)     $   56.0     $  505.2
                                   --------     --------     --------     --------     --------     --------     --------
                                   --------     --------     --------     --------     --------     --------     --------
Net realized capital gains
  (losses), net of tax (from
  continuing operations)
  (included above)............     $   41.4     $ (10.6)     $   29.5     $ (41.2)     $ (42.0)     $ (76.7)    $ (200.6)
BALANCE SHEET DATA:
Total assets..................    $84,102.2    $84,323.7    $84,323.7    $75,486.7    $81,572.8    $77,022.0    $78,966.8
Total long-term debt..........        985.5        989.1        989.1      1,079.2      1,112.2        900.9        976.0
Minority interest in preferred
  securities
  of subsidiary...............        275.0        275.0        275.0        275.0           --           --           --
Shareholders' equity..........      7,028.0      7,272.8      7,272.8      5,503.0      7,043.1      7,238.3      7,384.5
PER COMMON SHARE DATA:
  Income (loss) from
    continuing operations
    before extraordinary item
    and cumulative effect
    adjustments...............     $   1.43     $    .82     $   4.16     $   3.63    $  (5.42)     $    .92     $   1.28
  Income (loss) from
    discontinued operations...         1.57          .60       (1.95)          .51         2.61         2.95         3.31
  Cumulative effect
    adjustments for continuing
    operations................           --           --           --           --        (.44)       (3.36)           --
                                   --------     --------     --------     --------     --------     --------     --------
  Net income (loss)...........     $   3.00     $   1.42     $   2.21     $   4.14    $  (3.29)     $    .51     $   4.59
                                   --------     --------     --------     --------     --------     --------     --------
                                   --------     --------     --------     --------     --------     --------     --------
  Dividends declared..........          .69          .69         2.76         2.76         2.76         2.76         2.76
  Shareholders' equity........        61.01        63.39        63.39        48.85        62.77        65.64        67.09
Weighted average common shares
  outstanding.................  115,765,475  112,949,522  113,897,633  112,848,653  111,062,954  110,101,861  110,056,005

- ---------------
(a) Continuing operations includes results of operations of Aetna Health Plans, Aetna Retirement Services, International and Large Case Pensions Segments.

(b) Discontinued operations includes Aetna's property-casualty operations, which Aetna sold to an affiliate of The Travelers Insurance Group Inc. on April 2, 1996.

                       SELECTED HISTORICAL FINANCIAL DATA

                            OF U.S. HEALTHCARE, INC.

                                THREE MONTHS
                                    ENDED
                                  MARCH 31,                             YEARS ENDED DECEMBER 31,
                           -----------------------   --------------------------------------------------------------
                              1996         1995         1995         1994         1993         1992         1991
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                 (UNAUDITED)    (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
OPERATING REVENUE:
  Commercial premiums....  $  826,865   $  711,972   $2,971,365   $2,635,621   $2,402,431   $2,010,963   $1,584,860
  Government premiums....     202,057       88,940      490,677      240,891      157,277      105,600       74,807
  Other, principally
    administrative
    services fees........      22,958       13,117       55,764       32,770       20,212       12,522        4,733
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                            1,051,880      814,029    3,517,806    2,909,282    2,579,920    2,129,085    1,664,400
OPERATING EXPENSES:
  Medical costs..........     789,633      584,202    2,577,833    1,994,780    1,861,985    1,631,317    1,279,960
  Administrative,
    marketing and other
    operating costs......     120,607       94,626      412,878      322,372      279,586      227,770      182,723
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                              910,240      678,828    2,990,711    2,317,152    2,141,571    1,859,087    1,462,683
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income from operations...     141,640      135,201      527,095      592,130      438,349      269,998      201,717
Investment income,
  including net realized
  gains and losses.......      21,840       19,801       91,873       65,214       65,315       60,139       44,101
Other income
  (expense)(a)...........     (22,990)          --           --           --           --           --        1,485
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income before income
  taxes..................     140,490      155,002      618,968      657,344      503,664      330,137      247,303
Provision for income
  taxes..................      58,852       60,450      238,303      266,225      203,989      130,091       96,203
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net income...............  $   81,638   $   94,552   $  380,665   $  391,119   $  299,675   $  200,046   $  151,100
                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
NET INCOME PER COMMON AND
  COMMON EQUIVALENT
  SHARE:(B)
    Primary..............  $      .53   $      .59        $2.42        $2.42        $1.84        $1.23         $.93
    Fully diluted........  $      .53   $      .59        $2.42        $2.42        $1.84        $1.23         $.92
Weighted average number
  of common and common
  equivalent shares
  outstanding:(b)
    Primary..............     155,300      161,218      157,015      161,646      162,654      162,401      162,968
    Fully diluted........     155,321      161,304      157,436      161,704      162,798      162,614      163,397
Cash dividends paid per
  common share(b)........  $     .275   $     .250      $1.0250       $.7233       $.3867       $.2733       $.1600
Cash dividends paid per
  Class B share(b).......  $    .2475   $     .225       $.9225       $.6510       $.3480       $.2460       $.1440
Medical costs as a
  percentage of
  premiums...............        76.7%        72.9%        74.5%        69.3%        72.7%        77.1%        77.1%
BALANCE SHEET DATA:
  Total assets(c)........  $1,759,777   $1,599,289   $1,667,144   $1,463,887   $1,343,653   $  981,094   $  758,218
  Total liabilities(c)...     749,754      616,803      703,013      558,214      573,926      476,004      411,324
  Shareholders'
    equity(c)............   1,010,023      982,486      964,131      905,673      769,727      505,090      346,894

- ---------------
(a) Other expense in the three months ended March 31, 1996 consists of costs incurred in connection with the Merger Agreement.

(b) After giving effect to 3 for 2 stock splits effected in the form of 50% stock dividends paid in September 1992 and March 1994.

(c) U.S. Healthcare adopted Financial Accounting Standard Number 115 (FAS 115) -- "Accounting for Certain Investments in Debt and Equity Securities" as of December 31, 1993. The adoption of FAS 115 had no effect on net income but increased marketable securities as of December 31, 1993 by $38.2 million, representing net unrealized gains, and increased shareholders' equity by $23.3 million (net unrealized gains less deferred income taxes of $14.9 million).

               UNAUDITED SELECTED PRO FORMA FINANCIAL INFORMATION


     The following unaudited selected pro forma financial information for Parent gives effect to (i) the sale by Aetna of its property-casualty operations and
(ii) the Mergers and related transactions, and is derived from the unaudited pro forma financial information appearing elsewhere in this Joint Proxy Statement/Prospectus. The applicable transactions are reflected in the unaudited pro forma condensed consolidated balance sheet as if they occurred on March 31, 1996 and in the unaudited pro forma condensed consolidated statements of income as if they occurred on January 1, 1996 (for the three months ended March 31, 1996) and January 1, 1995 (for the twelve months ended December 31, 1995). The U.S. Healthcare Sub Merger will be accounted for under the purchase method of accounting. The Aetna Sub Merger will be treated as a reorganization with no change in the recorded amount of Aetna's assets and liabilities. See "The Mergers -- Accounting Treatment". The unaudited pro forma financial statements are prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that might have occurred had the applicable transactions actually taken place on the dates indicated, or of future results of operations or financial position of the stand-alone or combined entities. The unaudited pro forma financial information does not reflect any nonrecurring/unusual restructuring charges resulting from the sale by Aetna of its property-casualty operations or the integration of the Combined Health Operations, or any synergies expected to be realized as a result of the Mergers. See "Other Matters -- Estimated Synergies." The unaudited pro forma financial statements are based on the historical consolidated financial statements of Aetna and U.S. Healthcare and the unaudited selected pro forma financial information should be read in conjunction with (i) such historical financial statements and the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, (ii) the unaudited pro forma financial information and unaudited comparative per share data, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus and (iii) the selected historical financial data of Aetna and U.S. Healthcare appearing elsewhere in this Joint Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference," "Available Information," "Unaudited Pro Forma Financial Information" and "Selected Historical Financial Data."



                                              AT OR FOR THREE MONTHS       FOR TWELVE MONTHS
                                               ENDED MARCH 31, 1996     ENDED DECEMBER 31, 1995
                                              -----------------------   -----------------------
                                              (IN MILLIONS)
        Unaudited Pro Forma Consolidated
          Income Statement Information:
          Total Revenue.....................         $ 4,384.1                 $16,587.7
          Income from continuing operations
             before income taxes (benefits)
             and preferred stock
             dividends......................             288.0                     835.6
          Income from continuing operations
             attributable to common
             ownership......................             159.2                     406.2
        Unaudited Pro Forma Consolidated
          Balance Sheet Information:
          Total assets......................          91,018.9
          Total liabilities.................          80,146.1
          Total minority interest in
             preferred securities of
             subsidiary.....................             275.0
          Total shareholders' equity........          10,597.8

                      UNAUDITED COMPARATIVE PER SHARE DATA


     The following table sets forth for Aetna and U.S. Healthcare certain historical and pro forma equivalent per share data at March 31, 1996 and for the three months ended March 31, 1996 and for the twelve months ended December 31, 1995. The information presented herein should be read in conjunction with the selected historical financial data and the unaudited pro forma financial information appearing elsewhere in this Joint Proxy Statement/Prospectus. See "Selected Historical Financial Data" and "Unaudited Selected Pro Forma Financial Information."


     For purposes of calculating equivalent share data, it has been assumed that each share of U.S. Healthcare Stock is exchanged in the Mergers for $34.20 in cash, 0.2246 shares of Parent Common Stock together with 0.2246 Parent Rights, and 0.0749 shares of Parent Mandatorily Convertible Preferred Stock.

                                                                    AT OR FOR
                                                                   THREE MONTHS      TWELVE MONTHS
                                                                      ENDED              ENDED
                                                                  MARCH 31, 1996   DECEMBER 31, 1995
                                                                  --------------   -----------------
AETNA LIFE AND CASUALTY COMPANY/AETNA INC. COMMON STOCK
  Income from continuing operations per share:
     Historical.................................................     $   1.43           $  4.16
     Combined pro forma.........................................         1.05              2.71
  Book value per share:
     Historical.................................................        61.01
     Combined pro forma.........................................        64.37
  Cash dividends per share:
     Historical.................................................         0.69              2.76
     Combined pro forma(a)......................................         0.20              0.80
U.S. HEALTHCARE, INC. STOCK(B)
  Income from continuing operations per share:
     Historical.................................................     $   0.53           $  2.42
     Pro forma equivalent(c)....................................         0.24              0.61
  Book value per share:
     Historical.................................................         6.56
     Pro forma equivalent(c)....................................        14.46
  Cash dividends per share:
     Historical.................................................        0.275             1.025
     Pro forma equivalent(c)....................................         0.04              0.18

- ---------------

(a) Parent intends, upon consummation of the Mergers, to set its quarterly dividend at an annual payout rate of between 10% to 20% of operating earnings (which excludes net realized capital gains or losses) before amortization of goodwill and other intangibles related to the Mergers. Parent currently expects that, subject to applicable law, the initial dividend on Parent Common Stock will be approximately $0.80 to $0.83 per share (on an annualized basis). For purposes of this Unaudited Comparative Per Share Data, an annual dividend rate of $0.80 per share has been assumed. The Board of Directors of Parent will review the cash dividend each quarter after interim operating earnings are known.


(b) Historical per share amounts represent amounts per share of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock, except for cash dividends per share which represent dividends on shares of U.S. Healthcare Common Stock only. Historical dividends on the U.S. Healthcare Class B Stock were $.2475 for the three months ended March 31, 1996 and $.9225 for the twelve months ended December 31, 1995.


(c) The pro forma equivalent is calculated by multiplying 0.2246, which is the exchange ratio for the Parent Common Stock portion of the U.S. Healthcare Merger Consideration, by Parent's pro forma income per share, book value per share and cash dividends per share, which have been prepared using adjustments consistent with those included in the Unaudited Pro Forma Financial Information contained elsewhere in this Joint Proxy Statement/Prospectus. The pro forma equivalent calculation does not give effect to the portion of the U.S. Healthcare Merger Consideration consisting of the Cash Consideration or Parent Mandatorily Convertible Preferred Stock.

                                  RISK FACTORS



     In addition to the other information in this Joint Proxy
Statement/Prospectus, the following risk factors should be considered carefully by Aetna and U.S. Healthcare shareholders in determining whether or not to vote in favor of the approval and adoption of the Merger Agreement.



AETNA'S LONG-TERM STRATEGIC OBJECTIVES



     In September 1995, Aetna's management and Board of Directors concluded that Aetna's preferred strategic alternative was for Aetna to exit the property-casualty business and focus on opportunities for growth of its health care, financial services and international businesses. On April 2, 1996, the sale of Aetna's property-casualty operations was consummated for sale proceeds of approximately $4.1 billion. The Mergers represent the second step of this strategic decision. Parent's ability to successfully implement this second step is subject to the following uncertainties, among other things: (i) the ability to integrate the U.S. Healthcare and Aetna management and information systems on a timely basis, (ii) the ability to apply U.S. Healthcare's managed care expertise to Aetna members and (iii) the ability to eliminate duplicative administrative functions. See "The Mergers -- Background of the Mergers" and "Other Matters -- Estimated Synergies" and "Other Matters -- Factors For Forward Looking Information."



FACTORS AFFECTING THE HEALTH CARE INDUSTRY



     As a result of the Mergers, Parent's health care operations will represent its most substantial source of earnings. There are several important factors which may subject health care operations to certain risks including, among other things, (i) heightened competition, (ii) adverse changes in state and federal legislation and regulation, (iii) increases in medical costs (including price increases in pharmaceuticals and durable medical equipment), (iv) termination of provider contracts or renegotiation thereof at more adverse terms, (v) inability to increase premiums apace with increases in medical costs, (vi) adverse actions of government payors, (vii) migration of employers and/or members to lower margin lines of business and (viii) changes in health care practices and medical technologies. Additional information regarding these factors is set forth under "Other Matters -- Factors For Forward Looking Information," as well as in the periodic reports of Aetna and U.S. Healthcare incorporated by reference herein.



INCREASED LEVEL OF DEBT



     In connection with the Mergers, Aetna expects to increase its debt levels by up to $1.4 billion through an issuance of commercial paper and/or borrowings under a new Aetna credit facility. It is currently expected that any commercial paper to be issued by Aetna will be unsecured and guaranteed by Parent. Aetna's increased degree of leverage may pose risks to holders of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock. It is currently anticipated that the indebtedness incurred by Aetna will be repaid from funds generated internally by Parent and its subsidiaries and/or from other sources. Upon the Mergers, Parent's ratio of debt to equity on a pro forma basis as of March 31, 1996 is anticipated to be approximately 26.7%. See "The Mergers -- Financing of U.S. Healthcare Merger Consideration."

                                  INTRODUCTION


     This Joint Proxy Statement/Prospectus is being furnished to shareholders of Aetna Life and Casualty Company, a Connecticut insurance corporation ("Aetna"), in connection with the solicitation of proxies by Aetna for use at the Special Meeting of Shareholders of Aetna (the "Aetna Special Meeting") to be held at Aetna's Corporate Headquarters, 151 Farmington Avenue, Hartford, Connecticut on Thursday, July 18, 1996 at 3:00 p.m. Eastern Daylight Time, and at any adjournment or postponement thereof.



     This Joint Proxy Statement/Prospectus is being furnished to the shareholders of U.S. Healthcare, Inc., a Pennsylvania corporation ("U.S. Healthcare"), in connection with the solicitation of proxies by U.S. Healthcare for use at the 1996 Annual Meeting of Shareholders of U.S. Healthcare (the "U.S. Healthcare Annual Meeting" and, together with the Aetna Special Meeting, the "Shareholder Meetings") to be held at U.S. Healthcare's Auditorium at the Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania on Thursday, July 18, 1996 at 10:00 a.m. Eastern Daylight Time, and at any adjournment and postponement thereof.



     At the Aetna Special Meeting and the U.S. Healthcare Annual Meeting, the holders of Common Capital Stock without par value ("Aetna Common Stock") of Aetna and the holders of Common Stock, par value $0.005 per share ("U.S. Healthcare Common Stock") of U.S. Healthcare and Class B Stock, par value $0.005 per share ("U.S. Healthcare Class B Stock" and together with U.S. Healthcare Common Stock, the "U.S. Healthcare Stock"), of U.S. Healthcare, respectively, will be asked (i) to approve and adopt the Agreement and Plan of Merger dated as of March 30, 1996 (the "Merger Agreement") among Aetna, U.S. Healthcare, Aetna Inc., a Connecticut corporation ("Parent"), Antelope Sub Inc., a Connecticut corporation and a wholly-owned subsidiary of Parent ("Aetna Sub"), and New Merger Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Parent ("U.S. Healthcare Sub"), as amended by Amendment No. 1 thereto dated May 30, 1996 (the "Amended Merger Agreement"), pursuant to which Aetna Sub will be merged with and into Aetna (the "Aetna Sub Merger") and U.S. Healthcare Sub will be merged with and into U.S. Healthcare (the "U.S. Healthcare Sub Merger", and, together with the Aetna Sub Merger, the "Mergers"), with the result that each of Aetna and U.S. Healthcare will become a wholly-owned subsidiary of Parent, and
(ii) to approve, contingent on the consummation of the Mergers, the adoption of each of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan, and the assumption by Parent of the Aetna Non-Employee Director Deferred Stock and Deferred Compensation Plan (together, the "Incentive Plans"). At the Aetna Special Meeting, shareholders of Aetna will also be asked to approve and adopt a new Aetna Certificate of Incorporation in connection with Aetna's reincorporation as a general business corporation, the surrender of its license as an insurance company in Connecticut and the related change of Aetna's name to Aetna Services, Inc., as well as a change of the par value of Aetna's Common Stock to $.01. The proposed changes are intended generally to facilitate the transactions contemplated by the Amended Merger Agreement. At the U.S. Healthcare Annual Meeting, shareholders of U.S. Healthcare will also be asked to re-elect two Class III directors to hold office until the 1999 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.



     This Joint Proxy Statement/Prospectus also constitutes a prospectus of Parent with respect to up to 153,534,550 shares of common stock, par value $.01 per share, of Parent (the "Parent Common Stock") together with rights (each, a "Parent Right") issued pursuant to a Rights Agreement (the "Parent Rights Agreement") to be entered into by Parent and First Chicago Trust Company of New York, as Rights Agent, effective on the date of the consummation of the Mergers (the "Merger Date") and 11,828,472 shares of 6.25% Class C Voting Preferred Stock, par value $.01 per share, of Parent (the "Parent Mandatorily Convertible Preferred Stock") to be issued pursuant to the Merger Agreement.



     Unless the context otherwise requires, all references in this Joint Proxy Statement/Prospectus to Parent Common Stock shall include the corresponding Parent Rights issued pursuant the Parent Rights Agreement.



     All information contained or incorporated by reference herein concerning Aetna has been furnished by Aetna, and all information contained or incorporated by reference herein concerning U.S. Healthcare has been furnished by U.S. Healthcare.

     This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to shareholders of Aetna and U.S. Healthcare on or about June 12, 1996.


                                 THE COMPANIES

     AETNA LIFE AND CASUALTY COMPANY

     Aetna was organized in 1967 as a Connecticut insurance company. Aetna is one of the nation's largest insurance and financial services organizations, centered around three core businesses: Aetna Health Plans ("AHP"), Aetna Retirement Services ("ARS") and Aetna International.

     AHP consists of Health, Specialty Health and Group Insurance businesses. The Health business provides a full spectrum of managed care and traditional indemnity plans providing its members with a choice of health plans to meet their individual needs. AHP's managed care products vary with respect to the extent to which health care costs and utilization are managed and range from preferred provider organization plans to point-of-service and health maintenance organization plans. Aetna also owns and manages physician practices for use by its members and other consumers. Specialty Health products include behavioral health, pharmacy and dental plans, which provide managed care or indemnity features. The Group Insurance business provides life insurance, disability (including managed disability) and long-term care plans.

     AHP products and services are marketed primarily to employers for the benefit of employees and their dependents. Plans may be insured, whereby Aetna assumes all or a portion of health care cost and utilization risk, or self-funded, whereby employers assume all or a significant portion of such risks. AHP also provides administrative and claim services and, in many cases, partial insurance protection, for an appropriate fee or premium charge.

     ARS markets and services two principal types of products: financial services and life insurance.

     The financial services products include individual and group annuity contracts which offer a variety of funding and distribution options for personal and employer-sponsored retirement plans that qualify under Sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and individual and group nonqualified annuity contracts.

     ARS's life insurance products include universal life, variable universal life, interest-sensitive whole life and term insurance. These products are offered primarily to individuals, small businesses, employer-sponsored groups and executives of Fortune 2000 companies.

     Aetna International, through subsidiaries and joint venture operations, sells primarily life insurance and financial services products in non-U.S. markets including Canada, Mexico, Taiwan, Chile, Malaysia, Hong Kong, New Zealand, Peru, Argentina and Indonesia.

     On April 2, 1996, Aetna completed the previously announced sale of its property-casualty operations to an affiliate of The Travelers Insurance Group Inc. ("Travelers") for total consideration of approximately $4.1 billion.

     The principal executive offices of Aetna are located at 151 Farmington Avenue, Hartford, CT 06156. Aetna's telephone number is (860) 273-0123.

     U.S. HEALTHCARE, INC.

     U.S. Healthcare is a Pennsylvania corporation, incorporated in 1982. U.S. Healthcare is one of the largest managed care companies in the United States. As of December 31, 1995, U.S. Healthcare's health maintenance organization ("HMO") service network included approximately 13,400 primary care physicians, 40,600 specialists, 441 hospitals and 7,000 pharmacies.

     U.S. Healthcare provides comprehensive managed health care services through HMOs it owns and operates in Pennsylvania, New Jersey, New York, Delaware, Connecticut, Massachusetts, New Hampshire, Maryland, Georgia, Virginia, Rhode Island, North Carolina, South Carolina, Ohio and the District of

Columbia. The services of U.S. Healthcare's HMOs are marketed primarily to employer groups and are provided through networks of independent health care providers, including selected primary care physicians who coordinate each member's individual medical care. In addition to comprehensive primary physician care, specialist care and hospital services, U.S. Healthcare makes available home health care and other outpatient services as well as optional prescription drug, vision care and dental plans. U.S. Healthcare contracts with independent primary care physicians who are reimbursed under prospective payment arrangements.

     U.S. Healthcare's health plans consist of HMO plans and indemnity-type plans offered both on a fully-insured and an employer-funded basis. Under fully-insured health plans, U.S. Healthcare charges a premium and bears the risk for medical costs incurred. Under employer-funded health plans, U.S. Healthcare charges a fee for providing administrative services and the employer bears substantially all risk for medical costs incurred. Under fully-insured HMO plans, members receive comprehensive medical coverage in exchange for a fixed monthly premium. In addition, U.S. Healthcare also offers a number of supplemental benefit coverages to employers, either as supplements to HMO plans or as stand-alone products, including dental plans, prescription drug plans, vision plans, employee assistance programs and wellness programs.

     U.S. Healthcare offers network-based workers' compensation case management and network-based managed disability services, quality and outcome measurement and improvement programs and health care data analysis systems for providers and purchasers of health care. U.S. Healthcare provides assistance to multi-state employers by coordinating their relationships with other HMOs.

     The principal executive offices of U.S. Healthcare are located at 980 Jolly Road, Blue Bell, PA 19422. U.S. Healthcare's telephone number is (215) 628-4800.

     AETNA INC.

     Parent, a newly formed Connecticut corporation, has not conducted any business activities to date, other than those incident to its formation, its execution of the Merger Agreement and related agreements and its participation in the preparation of this Joint Proxy Statement/Prospectus. Immediately following the consummation of the Mergers, Parent will become a holding company for Aetna and U.S. Healthcare and their respective subsidiaries. Accordingly, the businesses of Parent through its wholly-owned subsidiaries Aetna and U.S. Healthcare and their respective subsidiaries initially will be the businesses currently conducted by Aetna and U.S. Healthcare and their respective subsidiaries.


     The principal executive offices of Parent are located at 151 Farmington Avenue, Hartford, CT 06156. Parent's telephone number is (860) 273-0123.

                           THE AETNA SPECIAL MEETING

PURPOSE OF THE AETNA SPECIAL MEETING


     The purpose of the Aetna Special Meeting is to consider and vote upon the following proposals, (i) the approval and adoption of the Amended Merger Agreement, (ii) contingent on the consummation of the Mergers, the approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan, and the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan and (iii) the approval and adoption of a new Aetna Certificate of Incorporation.



     THE BOARD OF DIRECTORS OF AETNA HAS, BY UNANIMOUS VOTE OF THE TEN MEMBERS (OF THE ELEVEN MEMBER BOARD) PRESENT AT A MEETING OF THE BOARD OF DIRECTORS ON MARCH 29, 1996, APPROVED THE MERGER AGREEMENT AND HAS, BY UNANIMOUS VOTE OF THE BOARD OF DIRECTORS ON APRIL 26, 1996 AND BY UNANIMOUS WRITTEN CONSENT DATED MAY 30, 1996, APPROVED THE INCENTIVE PLANS AND THE NEW AETNA CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS THAT AETNA SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED MERGER AGREEMENT, FOR APPROVAL OF THE ADOPTION OR ASSUMPTION, AS APPLICABLE, BY PARENT OF THE INCENTIVE PLANS AND FOR APPROVAL AND ADOPTION OF THE NEW AETNA CERTIFICATE OF INCORPORATION.


DATE, PLACE AND TIME


     The Aetna Special Meeting will be held at Aetna's Corporate Headquarters, 151 Farmington Avenue, Hartford, Connecticut on Thursday, July 18, 1996, commencing at 3:00 p.m., Eastern Daylight Time.


RECORD DATE


     The Board of Directors of Aetna has fixed the close of business on May 20, 1996 (the "Aetna Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Aetna Special Meeting. As of the Aetna Record Date, there were issued and outstanding and entitled to vote 115,427,152 shares of Aetna Common Stock.


REQUIRED VOTE


     The affirmative vote of 66 2/3% of the shares of Aetna Common Stock outstanding on the Aetna Record Date is required to approve and adopt the Amended Merger Agreement. The approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan and the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan requires the affirmative vote of a majority of the shares of Aetna Common Stock present at the Aetna Special Meeting in person or by proxy and entitled to vote. The approval and adoption of the new Aetna Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Aetna Common Stock. Each share of Aetna Common Stock is entitled to one vote on each matter on which the respective holders of such shares are entitled to vote as set forth above at the Aetna Special Meeting.


     As of the Aetna Record Date, directors and executive officers of Aetna and their affiliates were owners of an aggregate of 338,292 shares of Aetna Common Stock (less than one percent of the shares then outstanding). The directors and executive officers of Aetna have indicated that they intend to vote their shares of Aetna Common Stock in favor of approval and adoption of the Amended Merger Agreement.

VOTING AND REVOCATION OF PROXIES

     Proxy cards for use at the Aetna Special Meeting accompany this Joint Proxy Statement/Prospectus. A shareholder may use the proxy card if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if he or she does attend the meeting. A proxy may be revoked by the person giving it at any time before it is exercised by providing written notice of such revocation to the Secretary of Aetna, by submitting a proxy having a later date or by appearing at the meeting and electing to vote in person. Any proxy validly submitted and not revoked will be voted in the manner specified therein by the shareholder. IF NO SPECIFICATION IS MADE, SHARES OF AETNA COMMON STOCK REPRESENTED BY PROXY WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE AMENDED MERGER AGREEMENT, FOR APPROVAL OF THE ADOPTION AND ASSUMPTION, AS APPLICABLE, OF THE INCENTIVE PLANS AND FOR ADOPTION OF THE NEW AETNA CERTIFICATE OF INCORPORATION. Abstentions and broker non-votes will have the effect of a vote against approval of the Amended Merger Agreement, the adoption and assumption of the Incentive Plans and the adoption of the new Aetna Certificate of Incorporation. Aetna's Board of Directors knows of no other matter that will be presented for action at the Aetna Special Meeting. If, however, any other matter properly comes before the Aetna Special Meeting, the persons named in the proxy or their substitutes will vote thereon in accordance with their best judgment.



     Any full shares held by shareholders under Aetna's Dividend Reinvestment and Stock Purchase Plan have been included in the shares shown on the enclosed Proxy. Fractional interests in shares cannot be voted under Connecticut law.


SOLICITATION OF PROXIES

     Aetna will bear the cost of the solicitation of proxies from its shareholders, except that Aetna and U.S. Healthcare will share equally the cost of printing and mailing this Joint Proxy Statement/Prospectus. In addition to solicitation by mail, the directors, officers and employees of Aetna and its subsidiaries may solicit proxies from Aetna shareholders by telephone or telegram or in person. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and Aetna will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.


     Kissel-Blake Inc., of New York, New York, will assist in the solicitation of proxies by Aetna for a fee of $20,000 plus reasonable out-of-pocket expenses. If you require additional copies of either this Joint Proxy Statement/Prospectus or the Aetna proxy card, or you have questions, please contact Kissel-Blake Inc. 1-800-554-7733 (toll free).

                       THE U.S. HEALTHCARE ANNUAL MEETING

PURPOSE OF THE U.S. HEALTHCARE ANNUAL MEETING

     The purpose of the U.S. Healthcare Annual Meeting is to consider and vote upon the following proposals: (i) the approval and adoption of the Amended Merger Agreement, (ii) contingent on the consummation of the Mergers, the approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Inc. Annual Incentive Plan, and the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan and
(iii) the election of two Class III directors to hold office until the 1999 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

     THE BOARD OF DIRECTORS OF U.S. HEALTHCARE HAS, BY UNANIMOUS VOTE, APPROVED THE AMENDED MERGER AGREEMENT AND THE INCENTIVE PLANS AND NOMINATED DAVID B. SOLL, M.D. AND TIMOTHY T. WEGLICKI FOR RE-ELECTION AS CLASS III DIRECTORS AND RECOMMENDS THAT ITS SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, FOR APPROVAL OF THE ADOPTION AND ASSUMPTION, AS APPLICABLE, BY PARENT OF THE INCENTIVE PLANS AND FOR RE-ELECTION OF DAVID B. SOLL, M.D. AND TIMOTHY T. WEGLICKI.

DATE, PLACE AND TIME


     The U.S. Healthcare Annual Meeting will be held at U.S. Healthcare's Auditorium at the Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania on Thursday, July 18, 1996, commencing at 10:00 a.m. Eastern Daylight Time.


RECORD DATE


     The Board of Directors of U.S. Healthcare has fixed the close of business on June 3, 1996 (the "U.S. Healthcare Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the U.S. Healthcare Annual Meeting. As of the U.S. Healthcare Record Date, there were issued and outstanding and entitled to vote 139,842,375 shares of U.S. Healthcare Common Stock and 14,429,426 shares of U.S. Healthcare Class B Stock.


REQUIRED VOTE

     The affirmative vote of a majority of the voting power of the shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock outstanding on the U.S. Healthcare Record Date, voting together as a single class, is required to approve and adopt the Amended Merger Agreement.

     The approval and adoption of the Aetna Inc. 1996 Stock Incentive Plan and the Aetna Annual Incentive Plan, the approval of the assumption by Parent of Aetna's Non-Employee Director Deferred Stock and Deferred Compensation Plan and the re-election of David B. Soll, M.D. as one of the two Class III directors require the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting together as a single class. The re-election of Timothy T. Weglicki as the other Class III director requires the affirmative vote of a majority of the votes which holders of U.S. Healthcare Common Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast. Each share of U.S. Healthcare Common Stock is entitled to one vote, and each share of U.S. Healthcare Class B Stock is entitled to fifty votes, on each matter on which the respective holders of such shares are entitled to vote as set forth above at the U.S. Healthcare Annual Meeting.

     With respect to the approval and adoption of the Amended Merger Agreement, the approval of the adoption and assumption, as applicable, by Parent of each of the Incentive Plans and the re-election of David B. Soll, M.D. to the U.S. Healthcare Board of Directors as a Class III director, the presence at the U.S. Healthcare Annual Meeting, in person or by proxy, of holders of U.S. Healthcare Common Stock and U.S.

Healthcare Class B Stock entitled to cast an aggregate of 430,656,838 votes will be required for a quorum. With respect to the re-election of Timothy T. Weglicki to the U.S. Healthcare Board of Directors as a Class III director, the presence at the U.S. Healthcare Annual Meeting, in person or by proxy, of holders of U.S. Healthcare Common Stock entitled to cast an aggregate of 69,921,189 votes will be required for a quorum.



     As of the U.S. Healthcare Record Date, directors and executive officers of U.S. Healthcare and their affiliates were owners of an aggregate of 3,196,986 shares of U.S. Healthcare Common Stock (approximately 2.3% of the outstanding shares of U.S. Healthcare Common Stock on the U.S. Healthcare Record Date) and 14,411,955 shares of U.S. Healthcare Class B Stock (approximately 99.9% of the outstanding shares of U.S. Healthcare Class B Stock on the U.S. Healthcare Record Date). The directors and executive officers of U.S. Healthcare have indicated that they intend to vote their shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock in favor of the approval and adoption of the Amended Merger Agreement.



     Leonard Abramson, Chairman of U.S. Healthcare (the "Principal Shareholder"), has agreed to vote his shares of U.S. Healthcare Class B stock -- representing approximately 83.7% of the total voting power of U.S. Healthcare's outstanding capital stock -- for approval and adoption of the Amended Merger Agreement at the U.S. Healthcare Annual Meeting. Accordingly, a vote in favor of the approval and adoption of the Amended Merger Agreement at the U.S. Healthcare Annual Meeting is assured without the vote of any other holder of shares of U.S. Healthcare. See "The Mergers -- Interests of Certain Persons in the Mergers" and "The Amended Voting Agreement." The Principal Shareholder has also indicated that he intends to vote for the approval of the adoption or assumption, as applicable, of the Incentive Plans and for the re-election of David B. Soll, M.D., which would assure such approval by U.S. Healthcare shareholders and such re-election without the vote of any other U.S. Healthcare shareholders.


VOTING AND REVOCATION OF PROXIES


     Proxy cards for use at the U.S. Healthcare Annual Meeting accompany this Joint Proxy Statement/ Prospectus. A shareholder may use the proxy card if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if he or she does attend the meeting. A proxy may be revoked by the person giving it at any time before it is exercised by providing written notice of such revocation to the Secretary of U.S. Healthcare, by submitting a proxy having a later date or by appearing at the meeting and electing to vote in person. Any proxy validly submitted and not revoked will be voted in the manner specified therein by the shareholder. IF NO SPECIFICATION IS MADE, U.S. HEALTHCARE COMMON STOCK OR U.S. HEALTHCARE CLASS B STOCK, AS APPLICABLE, REPRESENTED BY PROXY WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE AMENDED MERGER AGREEMENT, FOR APPROVAL OF THE ADOPTION AND ASSUMPTION, AS APPLICABLE, OF THE INCENTIVE PLANS AND FOR THE RE-ELECTION OF DAVID B. SOLL, M.D. AND TIMOTHY T. WEGLICKI. Because approval of the Amended Merger Agreement by U.S. Healthcare shareholders requires the affirmative vote of a majority of the voting power of the shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock outstanding on the U.S. Healthcare Record Date, voting together as a single class, abstentions and broker non-votes will have the effect of a vote against approval and adoption of the Amended Merger Agreement. U.S. Healthcare's Board of Directors knows of no other matter that will be presented for action at the U.S. Healthcare Annual Meeting. If, however, any other matter properly comes before the U.S. Healthcare Annual Meeting, the persons named in the proxy or their substitutes will vote thereon in accordance with their best judgment.


SOLICITATION OF PROXIES

     U.S. Healthcare will bear the cost of the solicitation of proxies from its shareholders, except that Aetna and U.S. Healthcare will share equally the cost of printing and mailing this Joint Proxy Statement/ Prospectus. In addition to solicitation by mail, the directors, officers and employees of U.S. Healthcare and its subsidiaries may solicit proxies from U.S. Healthcare shareholders by telephone or telegram or in person. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and U.S. Healthcare will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

                                  THE MERGERS

BACKGROUND OF THE MERGERS

     Having reviewed over the course of several years the ongoing prospects for Aetna's businesses, in late 1994 Aetna instituted a comprehensive review of its long-term strategic objectives and alternatives. In this regard, management and Aetna's Board of Directors, with the assistance of Goldman, Sachs & Co. ("Goldman Sachs") (which was then serving as Aetna's financial advisor in connection with its strategic review) and Aetna's legal advisors, undertook a variety of analyses and met on numerous occasions to consider Aetna's long-term strategic direction.

     On the basis of these analyses and discussions, in September 1995 Aetna's management and Board of Directors reached two key conclusions:

          1. Aetna's ability concurrently to remain a preeminent competitor in each of its four principal lines of business -- health care, asset accumulation products, international insurance products and property-casualty insurance -- was uncertain; and

          2. The preferred strategic alternative was for Aetna to exit the property-casualty business and focus on opportunities for growth of its health care, financial services and international businesses.

     In the spring of 1995, management of AHP retained Wasserstein Perella & Co., Inc. ("Wasserstein Perella") in connection with Aetna's investigation of potential transactions in the health care sector.


     In the fall of 1995, Aetna conducted a controlled auction of its property-casualty operations. On November 28, 1995, Aetna entered into an agreement with the Travelers Insurance Group Inc. ("Travelers") for the sale of such operations. That transaction was consummated on April 2, 1996, promptly after receipt of required regulatory approvals, for sale proceeds of approximately $4.1 billion in cash.


     After the execution of the acquisition agreement with Travelers on November 28, 1995, Ronald E. Compton, Chairman of Aetna, announced publicly that the proposed sale of Aetna's property-casualty operations was the first step in Aetna's strategic decision to focus on growth opportunities in its health, financial services and international businesses.


     In Board of Directors meetings from the fall of 1995 through February 1996, Aetna's management, together with Aetna's financial and legal advisors, reviewed with Aetna's Board of Directors Aetna's health care strategy (including Aetna's consideration of a number of possible acquisition candidates). During such time, Aetna, together with its financial and legal advisors, explored a number of possible health care transactions and was in contact, either directly or through advisors, with a number of health care companies. Preliminary due diligence was also conducted in connection with several potential transactions. In late February 1996, based on analysis of the information obtained about U.S. Healthcare and other potential transaction candidates, Aetna's management indicated to the Board of Directors management's view that U.S. Healthcare was the preferred candidate for a transaction by Aetna in the health care sector. Aetna's management believed that U.S. Healthcare was the preferred candidate because it believed that U.S. Healthcare best met, overall, Aetna's candidate selection criteria, including leadership and management capability, managed care capability, scalable information technology systems and business infrastructure, and market presence in certain geographic areas. Aetna management's view was also based on U.S. Healthcare's record of profitability relative to other transaction candidates, its direct marketing capability and its position in the commercial sector of the health care business, which was viewed as complementary to Aetna's position.


     Commencing in the second quarter of 1995, U.S. Healthcare's senior management held discussions with a number of investment banking firms concerning U.S. Healthcare's options for positioning itself for continued success in the marketplace. Such discussions included, but were not limited to, consideration of various long-term strategic alternatives and partnerships that might be accomplished through either the merger with or acquisition of other business entities. From time to time during the period from April through November 1995, management of U.S. Healthcare met with representatives of Goldman Sachs regarding various options and possibilities with respect to possible strategic business combinations. Goldman Sachs disclosed to U.S. Healthcare that it was advising Aetna with regard to business strategy issues when Aetna was discussed in the context of a strategic business combination.

     In December 1995, Goldman Sachs organized an initial meeting between Mr. Compton and Leonard Abramson, Chairman of U.S. Healthcare. That meeting occurred on December 8, 1995.

     On February 12, 1996, Aetna retained J.P. Morgan Securities Inc. ("J.P. Morgan") to serve as a financial advisor to assist Aetna in considering its overall strategic alternatives for its health and non-health care operations, as well as to provide additional financial advice in connection with Aetna's consideration of health care transactions.

     In February 1996, U.S. Healthcare retained Goldman Sachs to serve as its financial advisor in connection with a possible strategic combination with Aetna. In view of Goldman Sachs' relationship with Aetna, in March 1996, U.S. Healthcare retained Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to serve as an additional financial advisor to U.S. Healthcare.

     In February 1996, Aetna and U.S. Healthcare engaged in preliminary discussions relating to a possible combination of Aetna and U.S. Healthcare which would, to the extent of the stock received, be tax-free to the shareholders of U.S. Healthcare. Aetna advised U.S. Healthcare that, subject to due diligence investigation, Aetna would consider making a proposal to acquire U.S. Healthcare at a price of $56 per share which would include 15% Aetna Common Stock, 25% mandatorily convertible preferred stock of Aetna and 60% cash. U.S. Healthcare advised Aetna that it would not accept such a transaction unless the price was increased. Subsequently, Aetna proposed a merger transaction in which U.S. Healthcare would merge with a subsidiary of Aetna, and U.S. Healthcare shareholders would receive approximately $57 in value per share, of which 60% would be in cash, 20% would be in shares of Aetna Common Stock and 20% would be in shares of mandatorily convertible preferred stock of Aetna. In addition, Aetna stated that it would not be interested in executing a merger agreement with U.S. Healthcare unless the Principal Shareholder entered into an agreement in which he would agree to support the transaction for a significant period of time.

     Beginning in early March 1996, each of Aetna and U.S. Healthcare undertook a due diligence investigation of the other and continued to explore the potential terms of a merger transaction.

     On March 5, 1996, the U.S. Healthcare Board of Directors met to consider the status of the negotiations between U.S. Healthcare and Aetna and to receive presentations from U.S. Healthcare's management, Merrill Lynch, Goldman Sachs and U.S. Healthcare's legal advisors. At such meeting, the U.S. Healthcare Board of Directors determined to authorize U.S. Healthcare's management to continue to negotiate with Aetna in order to obtain more favorable terms. In particular, the U.S. Healthcare Board of Directors directed U.S. Healthcare's management to seek to improve the terms of the proposed preferred stock consideration and reduce the portion of the total consideration represented thereby and to try to limit the duration of the proposed voting agreement with the Principal Shareholder. On March 5, 1996, Aetna agreed to raise the dividend rate on the preferred stock portion of the merger consideration from 6.0% to 6.25%.


     On March 6, 1996, U.S. Healthcare terminated discussions with Aetna due to its dissatisfaction with various provisions of the proposed merger agreement, including the percentage of the total consideration to be paid to U.S. Healthcare shareholders in preferred stock, the amount of the termination fees and whether they would be reciprocal, the structure of the merger, the duration of the proposed voting agreement with the Principal Shareholder, the terms of certain employment agreements to be entered into in connection with the proposed merger agreement and the provisions of the proposed merger agreement governing management of the combined health care business.


     On or about March 18, 1996, following various discussions between senior officers of Aetna and U.S. Healthcare, negotiations between Aetna and U.S. Healthcare resumed. Pursuant to such negotiations, Aetna and U.S. Healthcare agreed, among other things, (i) for purposes of the exchange ratios and the preferred stock, to assume a value of Aetna Common Stock of $76 1/8, (ii) to reduce the percentage of the total consideration to be paid to U.S. Healthcare shareholders in preferred stock from approximately 20% to approximately 10% while increasing the total consideration to be paid to U.S. Healthcare shareholders in common stock from approximately 20% to approximately 30%, (iii) to reduce the reciprocal termination fees from $250 million to $100 million, (iv) to change the structure of the merger to provide for a new holding company (which was intended to ensure, to the extent possible, that the transaction would be tax-free under the federal tax laws for U.S. Healthcare shareholders), (v) to reduce the duration of the Principal Shareholder's proposed voting agreement from three years to eighteen months in the case of a competing offer and (vi) to amend the terms of certain employment agreements to be entered into in connection with the proposed merger agreement, the provisions of the proposed merger agreement governing management of the combined health care business, and other employee-related matters.



     Such negotiations resulted in a definitive merger agreement and other related documents, subject to approval by Aetna's Board of Directors and U.S. Healthcare's Board of Directors. In addition, negotiations between Aetna and the Principal Shareholder resulted in a voting agreement, a registration rights agreement and an agreement concerning a variety of other matters, all subject to obtaining the requisite approvals of the Aetna Board of Directors and the U.S. Healthcare Board of Directors.



     Leonard Abramson participated in the preliminary discussions with Aetna with respect to the proposed merger transaction and continued to be involved in discussions concerning key terms of the merger transaction. Michael J. Cardillo, James H. Dickerson, Jr., Joseph T. Sebastianelli and David F. Simon were the officers primarily responsible for negotiating the specific terms of the proposed Merger Agreement on behalf of U.S. Healthcare. Leonard Abramson and his counsel negotiated the terms of the proposed Agreement with Principal Shareholder and the proposed Voting Agreement.


     On March 29, 1996, the Aetna Board of Directors met and reviewed, with the advice and assistance of Aetna's management and Aetna's financial and legal advisors, the proposed Merger Agreement, the proposed Voting Agreement (the "Voting Agreement") dated as of March 30, 1996 among the Principal Shareholder, Aetna Life Insurance and Annuity Company and Aetna Life Insurance Company and related agreements and transactions. At such meeting, Aetna's management and financial and legal advisors made presentations to the Aetna Board of Directors concerning the proposed transaction and Wasserstein Perella provided its oral opinion to the effect that as of such date the U.S. Healthcare Merger Consideration (as defined below) to be paid to the holders of U.S. Healthcare Stock was fair to Aetna from a financial point of view, and J.P. Morgan delivered its oral opinion to the effect that as of such date the U.S. Healthcare Merger Consideration to be paid to the shareholders of U.S. Healthcare was fair to the shareholders of Aetna from a financial point of view. (See "The Mergers -- Opinions of Financial Advisors -- Aetna.") Because both Wasserstein Perella and J.P. Morgan were involved in the process that resulted in the signing of the Merger Agreement, Aetna's Board of Directors requested fairness opinions from both financial advisors. By unanimous vote of the members present, the Aetna Board of Directors approved the proposed Merger Agreement, the proposed Voting Agreement and the related agreements and transactions.


     On March 30, 1996, the U.S. Healthcare Board of Directors held a special meeting to review, with the advice and assistance of U.S. Healthcare's management and U.S. Healthcare's financial and legal advisors, the proposed Merger Agreement and the transactions contemplated thereby. At such meeting, U.S. Healthcare's management and U.S. Healthcare's financial and legal advisors made presentations to the U.S. Healthcare Board of Directors concerning the proposed transaction, and Goldman Sachs provided its oral opinion to the effect that as of such date the U.S. Healthcare Merger Consideration to be received by the holders of U.S. Healthcare Stock was fair to such holders, and Merrill Lynch delivered its oral opinion to the effect that as of such date the consideration to be received by the holders of U.S. Healthcare Stock in the Mergers was fair to such shareholders from a financial point of view. (See "The
Mergers -- Opinions of Financial Advisors -- U.S. Healthcare.") Because both Goldman Sachs and Merrill Lynch were involved in the process that resulted in the signing of the Merger Agreement, U.S. Healthcare's Board of Directors requested fairness opinions from both financial advisors. During the course of such meeting, the U.S. Healthcare Board of Directors excused Mr. Abramson from the meeting so that the directors who did not share his interests in the transaction could independently consider the proposed transaction. See "The

Mergers -- Interests of Certain Persons in the Mergers." After such deliberation, such directors invited Mr. Abramson to rejoin the meeting and advised the U.S. Healthcare Board of Directors that they were in favor of the proposed transaction, and recommended that the full U.S. Healthcare Board of Directors approve the Merger Agreement. The U.S. Healthcare Board of Directors then unanimously approved the proposed Merger Agreement and certain ancillary agreements and the transactions contemplated thereby. (See "The
Mergers -- Recommendations of the Boards of Directors and Reasons for the Mergers -- U.S. Healthcare.")

     Promptly after the U.S. Healthcare Board of Directors meeting, Aetna and U.S. Healthcare executed the Merger Agreement, Mr. Abramson and affiliates of Aetna executed the Voting Agreement and the relevant parties executed various related documents.

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS AND REASONS FOR THE MERGERS

     Aetna

     At its regularly scheduled meeting held on March 29, 1996, the Aetna Board of Directors, by unanimous vote of those directors present, (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby are in the best interests of Aetna, including its shareholders and (ii) approved the Merger Agreement and the transactions contemplated thereby. At such meeting, the Aetna Board of Directors also recommended that Aetna shareholders approve and adopt the Merger Agreement. In reaching the foregoing conclusions and recommendations, the Aetna Board of Directors considered a number of factors, including the following:

          1. the presentations and views expressed by management of Aetna (at the March 29, 1996 Aetna Board of Directors meeting as well as numerous previously held meetings) regarding: (i) the results of Aetna's long-term strategic review; (ii) the alternatives available to Aetna if it did not pursue a transaction with U.S. Healthcare; (iii) the financial condition, results of operations, business and prospects of each of Aetna, U.S. Healthcare and the combined entity; and (iv) the recommendation of the Mergers by the management of Aetna;

          2. the strategic fit between Aetna and U.S. Healthcare which, in Aetna's view, offers the opportunity for synergies (see "Other Matters -- Estimated Synergies") through, among other things:

             (a) the combination of Aetna's membership base and marketing expertise with large employers with U.S. Healthcare's managed care expertise;

             (b) potential enhancement and strengthening of U.S. Healthcare's customer services with Aetna's greater resources;

             (c) complementing U.S. Healthcare's strength in direct sales to small and medium-sized employer groups with Aetna's marketing strength with large groups;

             (d) potential cross-marketing opportunities of each party to sell products currently sold only by the other party;

             (e) the strength and expertise of the combined management of Aetna and U.S. Healthcare; and


             (f) opportunities for improving quality of care and other services, lowering medical costs and streamlining administrative functions of all of the business of U.S. Healthcare and all of the domestic business of AHP (the "Combined Health Operations");



          3. the fact that Aetna shareholders would continue to own more than 70% of the combined company;


          4. the long-term and short-term interests of Aetna and its shareholders, as well as the interests of Aetna's employees, customers, creditors and suppliers and community and societal considerations including those of any community in which any office or other facility of Aetna is located;

          5. the belief that the combined company would be better able to respond to the needs of consumers and customers, the increased competitiveness of the health care industry, and the opportunities that changes in the health care industry might bring;


          6. the presentations made by each of Wasserstein Perella and J.P. Morgan at the March 29, 1996 Aetna Board of Directors meeting (see "The Mergers -- Opinions of Financial Advisors -- Aetna"), the opinion of Wasserstein Perella, expressed orally, to the effect that, as of March 29, 1996, the U.S. Healthcare Merger Consideration to be received by U.S. Healthcare's shareholders was fair, from a financial point of view, to Aetna and the opinion of J.P. Morgan, expressed orally, to the effect that, as of March 29, 1996, the U.S. Healthcare Merger Consideration to be paid to U.S. Healthcare's shareholders pursuant to the Mergers was fair, from a financial point of view, to Aetna's shareholders. The full text of the respective written opinions of Wasserstein Perella and J.P. Morgan, each dated the date of this Joint Proxy Statement/Prospectus, which set forth the procedures followed, the factors considered and the assumptions made by Wasserstein Perella and J.P. Morgan, are attached as Appendix D and Appendix E, respectively, to this Joint Proxy Statement/Prospectus and are incorporated herein by reference. Shareholders of Aetna are urged to read the opinions of Wasserstein Perella and J.P. Morgan carefully and in their entirety. Such opinions will not be updated prior to the Merger Date. See "The Mergers -- Opinions of Financial Advisors -- Aetna;"



          7. the sources of capital available to Aetna to finance the transaction with U.S. Healthcare, including the availability of approximately $4.1 billion in proceeds from the then expected sale by Aetna of its property-casualty operations to Travelers;


          8. the terms and conditions of the Merger Agreement, the Parent Mandatorily Convertible Preferred Stock, the arrangements with the Principal Shareholder and the other agreements to be entered into in connection with the Mergers;


          9. the terms and conditions of the Voting Agreement, including the fact that the Principal Shareholder, who is the owner of shares of U.S. Healthcare capital stock representing in excess of 80% of the total voting power of U.S. Healthcare, agreed, among other things, (i) to vote his shares of U.S. Healthcare Class B Stock in favor of the Merger Agreement and against any competing proposal for a merger or business combination involving U.S. Healthcare; and (ii) except in limited circumstances, not to sell or otherwise dispose of his shares of U.S. Healthcare Class B Stock shares other than pursuant to the Merger Agreement;


          10. the regulatory approvals required to consummate the Mergers, including antitrust approvals and insurance and/or health regulatory approvals, and the prospects of receiving such approvals;

          11. the results of the due diligence review of U.S. Healthcare conducted by Aetna's management and legal and financial advisors;


          12. the potential impact of the Mergers on Aetna's other businesses;
     and


          13. the proposed Parent dividends.

     The foregoing discussion of the information and factors considered by the Aetna Board of Directors is not intended to be exhaustive but includes all material factors considered by the Aetna Board of Directors. The Aetna Board of Directors did not assign relative weights to the above factors or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Aetna Board of Directors, be impractical. Rather, the Aetna Board of Directors viewed its position and recommendations as being based on the totality of the information presented to, and considered by, it. In addition, individual members of the Aetna Board of Directors may have given different weight to different factors.

     It is expected that if the Mergers are not consummated, Aetna's management, with oversight from the Aetna Board of Directors, will continue to manage Aetna as an ongoing business.


     FOR THE REASONS DESCRIBED ABOVE, THE AETNA BOARD OF DIRECTORS, BY A UNANIMOUS VOTE OF THOSE DIRECTORS PRESENT AT A MEETING ON MARCH 29, 1996, APPROVED THE AMENDED MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT AETNA SHAREHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDED MERGER AGREEMENT.

     U.S. Healthcare

     At a special meeting held on March 30, 1996, the U.S. Healthcare Board of Directors unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, U.S. Healthcare and its shareholders and (ii) approved the Merger Agreement and the transactions contemplated thereby. At such meeting, the U.S. Healthcare Board of Directors recommended that the U.S. Healthcare shareholders approve and adopt the Merger Agreement. In reaching these determinations, the U.S. Healthcare Board of Directors consulted with management of U.S. Healthcare, as well as U.S. Healthcare's financial and legal advisors.

     The U.S. Healthcare Board of Directors and U.S. Healthcare's senior management have continually reviewed the current and future state of U.S. Healthcare's strategic position and its short-term and long-term prospects. In particular, in view of the continuing consolidation in the health care industry, the U.S. Healthcare Board of Directors believed that it would likely be in the best interests of U.S. Healthcare and its shareholders to enter into a strategic business combination with another major health care company.

     In light of, among other things, the review described in the immediately preceding paragraph, the U.S. Healthcare Board of Directors determined that it would be in the best interests of U.S. Healthcare and its shareholders to approve the Merger Agreement and the transactions contemplated thereby. In approving the Merger Agreement and the transactions contemplated thereby, the U.S. Healthcare Board of Directors considered a number of factors, including, but not limited to, the following:

          1. the presentations and views expressed by management of U.S. Healthcare (at U.S. Healthcare Board of Directors meetings on March 5, and March 30, 1996 and at previous U.S. Healthcare Board of Directors meetings) regarding, among other things: (i) the financial condition, results of operations, business and prospects of U.S. Healthcare, including, the prospects of U.S. Healthcare if it remains independent; (ii) the fact that management of U.S. Healthcare believed that it was unlikely that any other party would propose a strategic business combination that, taken as a whole, would be more favorable to U.S. Healthcare and its shareholders; and
     (iii) the recommendation of the Mergers by the management of U.S.
     Healthcare;

          2. the strategic fit between Aetna and U.S. Healthcare offers the opportunity for substantial synergies (See "Other Matters -- Estimated Synergies") and the transaction structure allows U.S. Healthcare shareholders, to the extent they receive Parent Common Stock and (to a certain extent) Parent Mandatorily Convertible Preferred Stock in the Mergers, to participate in these synergies through continued ownership of the combined company, including without limitation:

             (a) application of U.S. Healthcare's managed care expertise (including but not limited to provider network development, provider contracting and rate negotiations, provider relations, medical management, including utilization management, and quality assessment) with respect to Aetna's membership;

             (b) potential enhancement and strengthening of U.S. Healthcare's customer services with Aetna's greater resources;

             (c) complementing U.S. Healthcare's strength in direct sales to small and medium-sized employer groups with Aetna's marketing strength with large groups;

             (d) potential cross-marketing opportunities of each party to sell products currently sold only by the other party;

             (e) the strength and expertise of the combined management of Aetna and U.S. Healthcare; and

             (f) opportunities for improving quality of care and other services, lowering medical costs and streamlining administrative functions of the Combined Health Operations.

          3. the uncertainties of the health care industry in the United States, the likelihood of continued consolidation in the managed health care sector and the possibility that changes in the industry, depending on their nature, could be disadvantageous to U.S. Healthcare;

          4. the belief that the combined company would be better able to respond to the needs of consumers and customers, the increased competitiveness of the health care industry, and the opportunities that changes in the health care industry might bring;


          5. the presentations made by each of Goldman Sachs and Merrill Lynch at the March 30, 1996 U.S. Healthcare Board of Directors meeting (see "The Mergers -- Opinions of Financial Advisors -- U.S. Healthcare"), the opinion of Goldman Sachs, expressed orally, to the effect that, as of March 30, 1996, the U.S. Healthcare Merger Consideration to be received by the holders of U.S. Healthcare Stock was fair to such shareholders and the opinion of Merrill Lynch, expressed orally, to the effect that, as of March 30, 1996, the U.S. Healthcare Merger Consideration to be received by U.S. Healthcare's shareholders in the Mergers was fair to such shareholders from a financial point of view. The full text of the respective opinions of Goldman Sachs and Merrill Lynch, dated the date of this Joint Proxy Statement/Prospectus, which set forth the matters considered and limits of reviews with respect to such opinions are attached as Appendix F and Appendix G, respectively, to this Joint Proxy Statement/Prospectus and are incorporated herein by reference. Shareholders of U.S. Healthcare are urged to read the opinions of Goldman Sachs and Merrill Lynch carefully and in their entirety. Such opinions will not be updated prior to the Merger Date. See "The Mergers -- Opinions of Financial Advisors -- U.S. Healthcare";


          6. the historical trading prices of the shares of U.S. Healthcare Common Stock and the fact that the U.S. Healthcare Merger Consideration represented, as of the signing of the Merger Agreement, approximately $57.00 per share of U.S. Healthcare Common Stock in value and a premium of approximately 24% over $45 7/8, the closing price for the shares of U.S. Healthcare Common Stock on the NASDAQ Stock Market on the last trading day prior to the announcement of the execution of the Merger Agreement;

          7. the fact that as of the date of the Merger Agreement approximately 60% of the U.S. Healthcare Merger Consideration is to be paid in cash;

          8. the availability to Aetna of significant cash balances, including approximately $4.1 billion in proceeds from the then expected sale by Aetna of its property-casualty operations to Travelers (which sale was to be completed shortly following the execution of the Merger Agreement);

          9. the terms and conditions of the Merger Agreement, including the amount and form of the U.S. Healthcare Merger Consideration, the parties' representations, warranties, covenants and agreements, and the conditions to their respective obligations set forth in the Merger Agreement;

          10. the terms and conditions of the Parent Mandatorily Convertible Preferred Stock, including, but not limited to, the dividend yield of 6.25% (as compared to the anticipated dividend yield of Parent Common Stock);

          11. the fact that U.S. Healthcare shareholders will be protected from a significant decrease in the value of Aetna Common Stock due to market fluctuation pursuant to a formula and mechanism which will provide U.S. Healthcare the right not to consummate the Mergers in the event that the average closing price of Aetna Common Stock for the 20 consecutive trading days immediately prior to the Merger Date (the "Average Closing Price") is less than $60.90, unless Aetna increases the cash component of the Merger Consideration to compensate for a decline in the Average Closing Price below $60.90;

          12. the desire of the Principal Shareholder to effect the Mergers;


          13. the terms and conditions of the Voting Agreement, including the fact that the Principal Shareholder, who is the owner of shares of U.S. Healthcare capital stock representing in excess of 80% of the total voting power of U.S. Healthcare, agreed, among other things, (i) to vote his shares of U.S. Healthcare Class B Stock in favor of the Merger Agreement and against any competing proposal for a merger or business combination involving U.S. Healthcare; and (ii) except in limited circumstances, not to sell or otherwise dispose of his shares of U.S. Healthcare Class B Stock other than pursuant to the Merger Agreement;

          14. the terms and conditions of the Employment Agreements, including the fact that the Co-Presidents and certain other senior officers of U.S. Healthcare would, in large part, manage the combined health care operations of Aetna and U.S. Healthcare following the Mergers;

          15. the fact that the Principal Shareholder and two other U.S. Healthcare Designees (as defined below) will become directors of Parent following the Mergers;


          16. the agreement that for a period of twenty-four months following the Mergers, no employee of U.S. Healthcare would be discharged, have his or her compensation reduced or his or her principal office location changed without the prior consent and approval of the Co-Presidents of U.S. Healthcare;


          17. the opportunity for U.S. Healthcare shareholders to receive, as part of the U.S. Healthcare Merger Consideration, shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock in an exchange that is tax-free for federal income tax purposes (except to the extent of any cash received in lieu of fractional shares) (see "The
     Mergers -- Certain Federal Income Tax Consequences");


          18. the agreement that U.S. Healthcare's name and apple logo with respect to U.S. Healthcare products marketed as of March 30, 1996 could not be changed without the prior consent and approval of the Co-Presidents of U.S. Healthcare;


          19. the regulatory approvals required to consummate the Mergers, including, among other things, antitrust approvals and insurance regulatory approvals, and the prospects of receiving such approvals;

          20. the fact that pursuant to the Merger Agreement, the U.S. Healthcare Board of Directors has the right to engage in negotiations with or furnish information to third parties in response to an unsolicited acquisition proposal if, after consultation with independent counsel, it determines that it is necessary to do so in order to comply with its fiduciary duties;


          21. the fact that pursuant to the Merger Agreement, the U.S. Healthcare Board of Directors has the right, upon payment to Aetna of a termination fee (see "The Amended Merger Agreement -- Expenses and Termination Fees"), to terminate the Merger Agreement if prior to the U.S. Healthcare Annual Meeting the U.S. Healthcare Board of Directors has withdrawn or modified in a manner adverse to Aetna its recommendation of the Merger Agreement in order to permit U.S. Healthcare to execute a definitive agreement in connection with an acquisition proposal which the U.S. Healthcare Board of Directors determines is more favorable to U.S. Healthcare's shareholders;


          22. the fact that pursuant to the Merger Agreement, U.S. Healthcare would be entitled to a termination fee under certain circumstances; and

          23. the results of the due diligence review of Aetna conducted by U.S. Healthcare's management and legal and financial advisors.

     The foregoing discussion of the information and factors considered by the U.S. Healthcare Board of Directors is not intended to be exhaustive but includes all material factors considered by the U.S. Healthcare Board of Directors. The U.S. Healthcare Board of Directors did not assign relative weights to the above factors or determine that any factor was of particular importance. A determination of various weightings would, in the view of the U.S. Healthcare Board of Directors, be impractical. Rather, the U.S. Healthcare Board of Directors viewed its position and recommendations as being based on the totality of the information presented to, and considered by, it. In addition, individual members of the U.S. Healthcare Board of Directors may have given different weight to different factors.

     The U.S. Healthcare Board of Directors recognized that, while there can be no assurance as to the level of growth or profits to be attained by Parent in the future and there can be no assurance that the requisite antitrust, insurance or other regulatory approvals for the Mergers will be obtained, the Mergers and the transactions contemplated thereby give U.S. Healthcare shareholders the opportunity to receive Parent Common Stock and Parent Mandatorily Convertible Preferred Stock pursuant to the Mergers and thereby participate in the synergies expected to be created by the combination of Aetna and U.S. Healthcare and the future growth and profits of the combined company. See "Other
Matters -- Estimated Synergies."

     It is expected that if the Mergers are not consummated, U.S. Healthcare's current management, under the general direction of the U.S. Healthcare Board of Directors, will continue to manage U.S. Healthcare as an ongoing business.


     FOR THE REASONS DESCRIBED ABOVE, THE U.S. HEALTHCARE BOARD OF DIRECTORS, BY THE UNANIMOUS VOTE OF ALL DIRECTORS, APPROVED THE AMENDED MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT U.S. HEALTHCARE SHAREHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDED MERGER AGREEMENT.


OPINIONS OF FINANCIAL ADVISORS


     Parent was established as a holding company to effect the Mergers. As an economic matter the use of a holding company is immaterial to holders of Aetna Common Stock. Consequently, opinions were not sought from financial advisors concerning the exchange of Aetna Common Stock for Parent Common Stock or the exchange of U.S. Healthcare Stock for Parent Common Stock and Parent Mandatorily Convertible Preferred Stock. Instead, Aetna requested opinions from Wasserstein Perella and J.P. Morgan regarding the fairness from a financial point of view of the consideration to be paid by Parent to the holders of U.S. Healthcare Stock in the U.S. Healthcare Sub Merger, and U.S. Healthcare requested opinions from Goldman Sachs and Merrill Lynch regarding the fairness from a financial point of view of the U.S. Healthcare Merger Consideration to be received by the holders of U.S. Healthcare Stock. Aetna and U.S. Healthcare did not and did not request their respective financial advisors to prepare a valuation of the Parent Common Stock and Parent Mandatorily Convertible Preferred Stock. Aetna and U.S. Healthcare believe that an evaluation of the fairness of the consideration paid, in the case of Aetna, and the fairness of the consideration received, in the case of U.S. Healthcare, in each case from a financial point of view, represented an appropriate opinion for its shareholders. Accordingly, opinions to that effect were obtained.


     Aetna

     Opinion of Wasserstein Perella & Co., Inc.

     On March 29, 1996, Wasserstein Perella delivered its oral opinion to the Aetna Board of Directors that, as of such date, the consideration to be paid by Parent to the holders of U.S. Healthcare Stock in the U.S. Healthcare Sub Merger was fair from a financial point of view to Aetna. Wasserstein Perella has confirmed its March 29, 1996 oral opinion by delivering its written opinion to the Aetna Board of Directors, dated the date of this Joint Proxy Statement/Prospectus, that, as of such date, the consideration to be paid by Parent to the holders of U.S. Healthcare Stock in the U.S. Healthcare Sub Merger was fair, from a financial point of view, to Aetna.

     The full text of the written opinion of Wasserstein Perella dated the date of this Joint Proxy Statement/Prospectus, which sets forth the procedures followed, the assumptions made, matters considered and limits on the review undertaken, is attached as Appendix D to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Aetna shareholders are urged to read the opinion carefully and in its entirety. Wasserstein Perella's written opinion is addressed to the Aetna Board of Directors and does not constitute a recommendation to any Aetna shareholder as to how such shareholder should vote at the Aetna Special Meeting, and should not be relied upon by any shareholder as such. The summary of the written opinion of Wasserstein Perella set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.

     In arriving at its opinion, Wasserstein Perella, among other things: (i) reviewed the Amended Merger Agreement; (ii) reviewed certain financial and other information relating to Aetna and U.S. Healthcare that was publicly available or furnished to Wasserstein Perella by Aetna and U.S. Healthcare, including financial projections, certain internal financial analyses, reports and other information prepared by their respective managements and representatives; (iii) held discussions with various members of senior management of Aetna and U.S. Healthcare concerning each company's historical and current operations, assets, financial condition and future prospects; (iv) held discussions with the senior managements of Aetna and U.S. Healthcare concerning an analysis of the strategic and operating benefits anticipated from the Mergers which was prepared by Aetna's management and reviewed by U.S. Healthcare's management; (v) reviewed the market price and trading histories for Aetna Common Stock and U.S. Healthcare Common Stock and compared those prices and trading histories with those of publicly traded companies that Wasserstein Perella deemed to be relevant; (vi) compared the financial positions and operating results of Aetna and U.S. Healthcare with those of publicly traded companies that Wasserstein Perella deemed to be relevant; (vii) compared certain financial terms of the U.S. Healthcare Sub Merger to certain financial terms of selected other business combinations that Wasserstein Perella deemed to be relevant;
(viii) analyzed the estimated pro forma financial effects of the Mergers on Parent; and (ix) conducted such other financial studies, analyses, inquiries and investigations and reviewed such other factors as Wasserstein Perella deemed appropriate for purposes of its opinion. No limitations were imposed by the Aetna Board of Directors upon Wasserstein Perella with respect to the investigations made or procedures followed by it in rendering its opinions.

     In rendering its opinion, Wasserstein Perella relied on the accuracy and completeness of all financial and other information reviewed by Wasserstein Perella that was publicly available or furnished to it by Aetna and U.S. Healthcare, and Wasserstein Perella did not assume any responsibility for independent verification of any such information. Wasserstein Perella assumed, with the consent of Aetna, that the financial forecasts and projections, including certain strategic and operating benefits associated with the Mergers, provided to it by Aetna and U.S. Healthcare were prepared in good faith and on bases reflecting the best currently available judgments and estimates of each respective company's management of future competitive, operating and regulatory environments and related financial performance of Aetna and U.S. Healthcare. Wasserstein Perella did not assume any responsibility for conducting a physical inspection of the properties or facilities of Aetna or U.S. Healthcare or for making or obtaining an independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of Aetna or U.S. Healthcare, and Wasserstein Perella was not furnished with any such valuation or appraisal. Wasserstein Perella noted that the Mergers are intended to qualify as exchanges under Section 351 of the Code, and assumed with the consent of Aetna that the Mergers will so qualify. Wasserstein Perella also assumed that the transactions described in the Amended Merger Agreement would be consummated on the terms set forth therein, without waiver of any such terms, and that any payments made pursuant to Section 8.3(b) of the Amended Merger Agreement would not be material to the analyses upon which its opinion was based.

     Wasserstein Perella's opinion was necessarily based on economic, regulatory and market conditions and other circumstances that existed and could be evaluated by Wasserstein Perella on, and the information made available to it as of, the date thereof. In addition, Wasserstein Perella did not express any opinion as to the price or trading range at which the Parent Common Stock or the Parent Mandatorily Convertible Preferred Stock will trade following the Mergers.

     At the March 29, 1996 meeting of the Aetna Board of Directors, Wasserstein Perella reviewed with the members of the Aetna Board of Directors certain financial, industry and market information with respect to U.S. Healthcare and Aetna, and the procedures used in arriving at, and the analyses underlying, Wasserstein Perella's opinion. The summary set forth below does not purport to be a complete description of Wasserstein Perella's opinion or Wasserstein Perella's analyses relating thereto. In connection with rendering its written opinion dated the date of this Joint Proxy Statement/Prospectus, Wasserstein Perella confirmed the appropriateness of its reliance on the analyses used to render its oral opinion on March 29, 1996 by performing procedures to update certain of such analyses and by reviewing the assumptions on which such analyses were based and the factors considered therewith. The preparation of a fairness opinion is a complex process that is not purely mathematical and is not necessarily susceptible to partial analyses or summary description. Shareholders are encouraged to review Wasserstein Perella's written opinion in its entirety.

     The following is a summary of the material analyses performed by Wasserstein Perella in connection with its opinion.

     Operating Analysis of U.S. Healthcare and Aetna

     U.S. Healthcare. Wasserstein Perella compared certain historical, current and projected financial information relating to U.S. Healthcare with corresponding publicly available information with respect to United HealthCare Corporation ("United") and Humana Inc. ("Humana") (together, the "USHC Comparative Companies"). Although neither of the USHC Comparative Companies is identical to U.S. Healthcare, the USHC Comparative Companies were selected for comparison after Wasserstein Perella's discussions with senior management of Aetna as to companies that possess general business, operating and financial characteristics representative of U.S. Healthcare and the industry in which U.S. Healthcare operates.

     In comparing U.S. Healthcare and the USHC Comparative Companies, Wasserstein Perella noted that: (i) the compounded annual growth rate from 1992 to 1995 of at-risk enrollment for U.S. Healthcare was 13.8% compared to an average of 32.2% for the USHC Comparative Companies during the same period (Wasserstein Perella also noted that a material portion of the growth at the USHC Comparative Companies was accomplished through acquisition); (ii) U.S. Healthcare's at-risk enrollment growth during the latest four quarters ending December 31, 1995 was 22.1% compared to an average of 68.2% for the USHC Comparative Companies during the same period (Wasserstein Perella again noted that a material portion of the growth at the USHC Comparative Companies, but not at U.S. Healthcare, was accomplished through acquisition); (iii) U.S. Healthcare's average ratio of medical costs to premiums (the "Medical Loss Ratio") from 1992 to 1995 was 73.4% compared to an average of 81.6% for the USHC Comparative Companies during the same period; (iv) U.S. Healthcare's Medical Loss Ratio for the latest four quarters ending December 31, 1995 was 74.5% compared to an average of 80.7% for the USHC Comparative Companies during the same period; (v) U.S. Healthcare's average underwriting earnings before interest, taxes, depreciation and amortization ("Underwriting EBITDA") as a percentage of premiums and fees (the "Underwriting EBITDA Margin") from 1992 to 1995 was 17.1% compared to an average of 7.7% for the USHC Comparative Companies during the same period; (vi) U.S. Healthcare's Underwriting EBITDA Margin for the latest four quarters ending December 31, 1995 was 15.9% compared to an average of 8.1% for the USHC Comparative Companies during the same period; (vii) U.S. Healthcare's average underwriting earnings before interest and taxes as a percentage of premiums and fees (the "Underwriting EBIT Margin") from 1992 to 1995 was 16.3% compared to an average of 6.0% for the USHC Comparative Companies during the same period; (viii) U.S. Healthcare's Underwriting EBIT Margin for the latest four quarters ending December 31, 1995 was 15.0% compared to an average of 6.5% for the USHC Comparative Companies during the same period; (ix) U.S. Healthcare's average net income as a percentage of total revenue (the "Net Income Margin") for 1992 to 1995 was 11.0% compared to an average of 4.9% for the USHC Comparative Companies during the same period; (x) U.S. Healthcare's Net Income Margin for the latest four quarters ended December 31, 1995 was 10.5% compared to an average of 5.3% for the USHC Comparative Companies during the same period; (xi) the compounded annual growth rate from 1992 to 1995 of U.S. Healthcare's earnings per share ("EPS") was 25.3% compared to an average of 41.8% for the USHC Comparative Companies during the same period (excluding 1992 in the case of Humana, due to depressed earnings); and (xii) based upon the March 1996 median estimates prepared by Institutional Brokers Estimate Service ("IBES"), U.S. Healthcare's projected five-year EPS growth rate was 15.0% compared to an average of 21.0% for the USHC Comparative Companies during the same period.

     Aetna. Wasserstein Perella performed two sets of comparative analyses with respect to Aetna. The first set of analyses compared certain historical, current and projected financial information relating to Aetna's ongoing operations (without giving effect to the Mergers, but after giving effect to the disposition of Aetna's property and casualty business (the "P&C Divestiture")) with corresponding publicly available information with respect to American General Corporation, CIGNA Corporation and Lincoln National Corporation (the "Insurance Comparative Companies"). The second set of analyses compared certain historical, current and projected financial information relating to Aetna's AHP segment, composed of the Health, Specialty Health and Group Insurance divisions (the "Aetna Health Segment"), with corresponding publicly available information relating to U.S. Healthcare, United and Humana (the "HMO Comparative Companies"). Although none of the Insurance Comparative Companies is identical to Aetna and none of the HMO Comparative Companies is identical to the Aetna Health Segment, the Insurance Comparative Companies and the HMO Comparative Companies were selected for comparison after Wasserstein Perella's discussions with senior management of Aetna as to companies that possess general business, operating and financial characteristics representative of Aetna and the Aetna Health Segment and the industry in which Aetna and the Aetna Health Segment operate.

     In comparing Aetna and the Aetna Health Segment to the Insurance Comparative Companies and the HMO Comparative Companies, respectively, Wasserstein Perella noted that: (i) Aetna's average net income margin from continuing operations before net realized investment gains and losses and extraordinary charges (the "Consolidated Net Income Margin") from 1992 to 1995 was 3.1% compared to an average of 6.2% for the Insurance Comparative Companies during the same period (excluding 1992 in the case of Lincoln National Corporation, due to restatement of financial results); (ii) the Aetna Health Segment's average net income as a percentage of total revenues (the "Health Segment Net Income Margin") from 1992 to 1995 was 4.9% compared to an average of 6.9% for the HMO Comparative Companies during the same period; (iii) Aetna's Consolidated Net Income Margin for the latest four quarters ending December 31, 1995 was 3.4% compared to an average of 5.9% for the Insurance Comparative Companies during the same period; (iv) the Aetna Health Segment Net Income Margin for the latest four quarters ending December 31, 1995 was 3.8% compared to an average of 7.0% for the HMO Comparative Companies during the same period;
(v) Aetna's compounded annual EPS growth rate from 1992 to 1995 was 26.8% compared to an average of 9.4% for the Insurance Comparative Companies during the same period (excluding 1992 in the case of CIGNA Corporation, due to depressed earnings); (vi) the compounded annual growth rate from 1992 to 1995 of Aetna Health Segment's EPS was -3.3% compared to an average of 36.3% for the HMO Comparative Companies during the same period (excluding 1992 in the case of Humana, due to depressed earnings); (vii) Aetna's projected five-year EPS growth rate was 10.0% compared to an average of 10.3% for the Insurance Comparative Companies during the same period (in each case based on March 1996 median estimates prepared by IBES); (viii) the Aetna Health Segment's projected five-year EPS growth rate was 9.9% (based on the Aetna Financial Forecast, defined below) compared to an average of 19.0% for the HMO Comparative Companies during the same period (based on March 1996 median estimates prepared by IBES); and (ix) Aetna's return on equity (including the property and casualty business, but adjusted for asbestos and environmental charges related to property and casualty operations), calculated by dividing operating income by average equity for the latest four quarters ending December 31, 1995, was 12.5% compared to an average of 11.1% for the Insurance Comparative Companies during the same period. The Aetna Health Segment's return on equity for the latest four quarters ending December 31, 1995 was not separately available, but the average return on equity for the HMO Comparative Companies was 22.8% during such period.

     Comparative Company Analysis. In order to analyze the relative public market valuations of U.S. Healthcare and the USHC Comparative Companies, Wasserstein Perella performed a market analysis of U.S. Healthcare and the USHC Comparative Companies. Wasserstein Perella calculated the following market trading multiples for each of the USHC Comparative Companies: (i) market capitalization (total shares of common stock outstanding times the closing market price per share on March 22, 1996 plus the total debt, capitalized leases, preferred stock and minority interest minus cash and cash equivalents reported as of December 31, 1995) (the "Market Capitalization") less certain assumed values for each USHC Comparative Company's non-HMO businesses divided by such USHC Comparative Company's number of enrolled HMO members ("Trading Membership Value"); (ii) Market Capitalization divided by latest four quarters Underwriting EBITDA at December 31, 1995 ("L4Q Underwriting EBITDA"); (iii) market price per share of common stock on March 22, 1996 (the "Market Price") of each USHC Comparative Company divided by such company's EPS for the latest four quarters ending December 31, 1995 (the "1995 P/E Ratio"); (iv) the Market Price divided by such company's estimated EPS for 1996 (the "1996 P/E Ratio"), based on consensus First Call Corporation ("First Call") estimates; (v) the Market Price divided by such company's EPS for 1997 (the "1997 P/E Ratio"), based on consensus First Call estimates; and (vi) the 1996 P/E Ratio of each USHC Comparative Company divided by the sum of such company's long-term growth rate (based on March 1996 median estimates prepared by IBES) and such company's current common stock dividend yield (the annualized per share dividend declared divided by the common stock price as of March 22, 1996), multiplied by 100 (the "1996 P/E to Growth"). Wasserstein Perella noted that its comparative company analysis did not give effect to any change-of-control premium that may arise in connection with a transaction such as the Mergers.

     Based on such calculations relating to the USHC Comparative Companies, Wasserstein Perella noted that the relevant range of market multiples for the USHC Comparative Companies were: (i) Trading Membership Values of $1,652 to $2,090; (ii) L4Q Underwriting EBITDA of 9.5x to 12.4x; (iii) 1995 P/E Ratio of 21.6x to 25.4x; (iv) 1996 P/E Ratio of 17.8x to 19.7x; (v) 1997 P/E Ratio of
14.3x to 15.9x; and (vi) 1996 P/E to Growth of .89x to .98x.


     Based on such analyses, Wasserstein Perella determined a range of implied public market equity values for U.S. Healthcare of approximately $6.317 billion to approximately $7.896 billion by applying the relevant range of multiples to the appropriate financial and membership information of U.S. Healthcare, and assuming receipt of proceeds from the exercise of stock options of approximately $112.9 million (the "Option Proceeds"). The range of implied public equity values of U.S. Healthcare was then divided by approximately 157.9 million fully diluted shares of U.S. Healthcare Stock outstanding as of February 29, 1996 (representing approximately 153.9 million shares of U.S. Healthcare Stock outstanding (including approximately 0.7 million restricted shares of U.S. Healthcare Common Stock) and approximately 4.0 million shares of U.S. Healthcare Common Stock issuable upon exercise of options) (the "Fully Diluted Shares Outstanding") to yield a range of implied public market equity values of $40.00 to $50.00 per share of U.S. Healthcare Stock, without giving effect to any change-of-control premium, an independent valuation of which was not prepared by Wasserstein Perella.


     Comparative Transaction Analysis. Wasserstein Perella calculated a range of implied equity values per share of U.S. Healthcare Stock by reviewing certain publicly available financial and other information relating to the following health maintenance organization ("HMO") business combination transactions pending or completed since January 1993 with equity values in excess of $200 million (the "Comparative HMO Transactions"): United/HealthWise of America, Inc.; United/GenCare Health Systems, Inc.; Foundation Healthcare Corporation ("Foundation")/CareFlorida Health Systems, Inc.; Foundation/Intergroup Healthcare Corporation; United/Ramsay-HMO, Inc.; FHP International Corporation/TakeCare, Inc.; United/Complete Health Services, Inc.; QualMed, Inc./HN Management Holdings, Inc.; and United/HMO America, Inc.

     In conducting its transaction multiple analysis, Wasserstein Perella calculated the following transaction multiples for each Comparative HMO
Transaction: (i) based on latest publicly available information, adjusted purchase price (Offer Price (as defined below) multiplied by total shares of common stock outstanding and stock options outstanding, plus total debt, capitalized leases, preferred stock and minority interest minus cash, cash equivalents and stock option proceeds) (the "Adjusted Purchase Price") divided by the number of enrolled HMO members ("Transaction Membership Value"); (ii) Adjusted Purchase Price divided by L4Q Underwriting EBITDA; (iii) offer price per share of common stock for each acquired company in each Comparative HMO Transaction (the "Offer Price") divided by such acquired company's EPS for the latest four quarters preceding the closing date of the transaction (the "HMO L4Q P/E Ratio"); (iv) Offer Price divided by such acquired company's estimated EPS for the next four quarters following the announcement date of the transaction (the "HMO N4Q P/E Ratio"), based on historical consensus First Call estimates;
(v) Offer Price divided by such acquired company's EPS for the next four quarters beginning four quarters following the announcement date of the transaction (the "HMO 8QF P/E Ratio"), based on historical consensus First Call estimates; and (vi) Offer Price for such acquired company as a premium to such company's unaffected stock price four weeks prior to the transaction's public announcement, adjusted for earlier public dissemination of information, if appropriate (the "Premium to Current Stock Price").

     Based on such calculations relating to the Comparative HMO Transactions, Wasserstein Perella noted that the relevant range of transaction multiples for the Comparative HMO Transactions were: (i) Transaction Membership Values of $2,328 to $2,589; (ii) L4Q Underwriting EBITDA of 10.6x to 16.1x; (iii) HMO L4Q P/E Ratio of 24.8x to 32.1x; (iv) HMO N4Q P/E Ratio of 22.9x to 25.7x; (v) HMO 8QF P/E Ratio of 19.1x to 21.6x; and (vi) the Premium to Current Stock Price of 33.9% to 54.6%.

     Based on such analyses, Wasserstein Perella determined a range of implied equity values of U.S. Healthcare of approximately $8.685 billion to approximately $11.054 billion by applying the relevant range of multiples to the appropriate financial and membership information of U.S. Healthcare, and assuming receipt of the Option Proceeds. The range of implied equity values of U.S. Healthcare was then divided by the Fully Diluted Shares Outstanding to yield a range of implied equity values of $55.00 to $70.00 per share of U.S. Healthcare Stock, which gives effect to valuations of change-of-control transactions.



     Discounted Cash Flow Analysis. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of a corporate entity by capitalizing the estimated future earnings and calculating the estimated future free cash flows of such corporate entity and discounting such aggregated results back to the present. Wasserstein Perella performed a discounted cash flow analysis of U.S. Healthcare through the year 2000 based upon financial projections for the years 1996 through 1998 furnished to Wasserstein Perella by senior management of U.S. Healthcare (which projections did not give effect to any expense savings or revenue enhancement opportunities contemplated by the Mergers). Earnings estimates for the year 2000 were calculated by applying a five-year compounded annual growth rate of 15% (the median long-term earnings growth rate prepared by IBES) to 1995 actual results, and earnings estimates for 1999 represent an interpolation between 1998 and 2000. The resulting projections for 1996 through 2000 are defined as the "USHC Financial Forecast." The stream of cash flows provided in such projections were discounted to March 31, 1996. Wasserstein Perella's discounted cash flow analysis did not give effect to any expense savings or revenue enhancement opportunities contemplated by the Mergers, and an independent valuation of such was not prepared.


     In conducting the discounted cash flow analysis, Wasserstein Perella assumed discount rates of 15% to 17% and terminal multiples of year 2000 unlevered net income of 15x to 18x. Based on this analysis, Wasserstein Perella calculated a per share equity value of U.S. Healthcare Stock based on the Fully Diluted Shares Outstanding of $45.25 to $55.50, without giving effect to any expense savings or revenue enhancement opportunities contemplated by the Mergers.

     Historical Trading Performance

     U.S. Healthcare. In addition to its other analyses, Wasserstein Perella also: (i) reviewed the closing prices and monthly trading volumes of the U.S. Healthcare Common Stock for the three-year period from March 1, 1993 to February 29, 1996; (ii) compared the indexed stock price performance of U.S. Healthcare, the USHC Comparative Companies and the Standard & Poor's 500 for the three-year period from March 1, 1993 to February 29, 1996 in order to provide perspective on current and historical public market valuations and stock price performance of U.S. Healthcare and the USHC Comparative Companies relative to the selected market index; and (iii) reviewed the current and 52-week high and low trading price of U.S. Healthcare Common Stock as of March 22, 1996, which indicated a then current trading price of $47.75 per share, a high of $50.75 per share and a low of $26.50 per share, to provide perspective on the recent market prices of U.S. Healthcare Common Stock.

     Aetna. With respect to Aetna, Wasserstein Perella also: (i) reviewed the closing prices and trading volumes of Aetna Common Stock for the three-year period from March 1, 1993 to February 29, 1996; (ii) compared the indexed stock price performance of Aetna, the Insurance Comparative Companies and the Standard & Poor's 500 for the three-year period from March 1, 1993 to February 29, 1996 in order to provide perspective on current and historical public market valuations and stock price performance of Aetna and the Insurance Comparative Companies relative to the selected market index; (iii) reviewed the current and 52-week high and low trading price of Aetna Common Stock as of March 22, 1996, which indicated a current trading price of $76.125 per share, a high of $78.75 per share and a low of $54.00 per share, to provide perspective on the recent market prices of Aetna Common Stock; and (v) based on the Aetna Financial Forecast (as hereinafter defined) furnished to Wasserstein Perella by Aetna, compared the Aetna estimated price-earnings ratio (calculated by dividing the Market Price by the forecasted EPS (the "P/E Ratio")) of 13.2x and 10.1x for 1996 and 1997, respectively, with the average P/E Ratios of 10.4x and 9.4x, respectively, for the Insurance Comparative Companies during the same period (based on consensus First Call EPS estimates).

     Pro Forma Merger Analysis. Wasserstein Perella also analyzed certain pro forma financial effects of the Mergers on Parent. This analysis was based upon certain assumptions, including, without limitation, the following: (i) Aetna management's projections for all business segments, recast to assume the consummation of the P&C Divestiture, a repurchase of Aetna Common Stock, certain investments and no change in Aetna's dividend policy (the "Aetna Financial Forecast"); (ii) the USHC Financial Forecast; (iii) the operating synergies between 1996 and 2000 as prepared by Aetna's management and reviewed by U.S. Healthcare's management; and (iv) a revision of the pro forma Parent dividend policy to reflect the higher growth nature of Parent. In addition, Wasserstein Perella analyzed, and reviewed with the Board of Directors of Aetna, the terms of the Parent Mandatorily Convertible Preferred Stock to be issued as part of the U.S. Healthcare Merger Consideration.


     Based on such assumptions and other information, Wasserstein Perella's pro forma financial analysis of the financial effects of the Mergers indicated that:
(i) the Mergers would be dilutive as compared to Parent's EPS in the Aetna Financial Forecast in fiscal years 1996, 1997 and 1998 and accretive as compared to Parent's EPS in the Aetna Financial Forecast in fiscal years 1999 and 2000, with such accretion increasing in each of such latter years; (ii) the ratio of Parent's total debt to total capitalization would increase modestly as a result of the Mergers; and (iii) the estimated Parent EPS compounded annual growth rate for the years 1997 to 2000 would be significantly higher than the forecasted Aetna EPS compounded annual growth rate during such period. Based on the foregoing, Wasserstein Perella also noted that for the pro forma effect of the Mergers to be neutral to the market price of Aetna Common Stock as of the date of the Aetna Board Meeting, the Parent Common Stock would have to trade approximately at a 13x multiple of estimated 1997 EPS.

     The summary set forth above does not purport to be a complete description of the analyses performed by Wasserstein Perella or Wasserstein Perella's presentation to the Board of Directors of Aetna. Wasserstein Perella believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses, could create a misleading view of the process underlying its analyses set forth in its opinion. In performing its analyses, Wasserstein Perella made numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, many of which are beyond the control of Aetna and U.S. Healthcare. Any estimates incorporated in the analyses performed by Wasserstein Perella are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold. Because such estimates are inherently subject to uncertainty, neither Wasserstein Perella, Aetna, nor any other person assumes responsibility for their accuracy. No company utilized as a comparison is identical to Aetna or U.S. Healthcare or the business segment for which a comparison is being made. Accordingly, an analysis of comparative companies and comparative business combinations resulting from the transactions is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparative companies and other factors that could affect the value of the comparative companies or company to which they are being compared.

     The Board of Directors of Aetna selected Wasserstein Perella as its financial advisor because Wasserstein Perella is an internationally recognized investment banking firm and members of Wasserstein Perella have substantial experience in transactions similar to the Mergers. Wasserstein Perella is an investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     Pursuant to the terms of an engagement letter, dated March 28, 1996 and effective April 12, 1995, Aetna paid Wasserstein Perella a fee of $4 million (which includes a $250,000 retainer) upon the rendering of its written opinion, and has agreed to pay Wasserstein Perella an additional fee of $16 million upon consummation of the Mergers. Aetna has also agreed to reimburse Wasserstein Perella, whether or not the Mergers are consummated, for its reasonable out-of-pocket expenses, including all reasonable fees, disbursements and other charges of counsel, and to indemnify Wasserstein Perella and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the Federal securities laws.

     Wasserstein Perella has performed other investment banking and financial advisory services for Aetna and its affiliates in the past for which Wasserstein Perella has received customary compensation. In the ordinary course of its business, Wasserstein Perella may actively trade the securities of Parent, Aetna and U.S. Healthcare for the accounts of Wasserstein Perella and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

     Opinion of J.P. Morgan Securities Inc.

     At the meeting of the Board of Directors of Aetna on March 29, 1996, J.P. Morgan rendered its oral opinion to the Aetna Board of Directors that, as of such date, the consideration to be paid to the shareholders of U.S. Healthcare in the U.S. Healthcare Sub Merger was fair from a financial point of view to holders of Aetna Common Stock. J.P. Morgan has confirmed its March 29, 1996 oral opinion by delivering its written opinion to the Aetna Board of Directors, dated the date of this Joint Proxy Statement/Prospectus, that, as of such date, the consideration to be paid to the shareholders of U.S. Healthcare in the U.S. Healthcare Sub Merger was fair from a financial point of view to holders of Aetna Common Stock. No limitations were imposed by the Aetna Board of Directors upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

     The full text of the written opinion of J.P. Morgan dated the date of this Joint Proxy Statement/Prospectus, which sets forth the procedures followed, the assumptions made, matters considered and limits on the review undertaken, is attached as Appendix E to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Aetna shareholders are urged to read the opinion carefully and in its entirety. J.P. Morgan's written opinion is addressed to the Aetna Board of Directors, is directed only to the consideration to be paid in the Mergers and does not constitute a recommendation to any Aetna shareholder as to how such shareholder should vote at the Aetna Special Meeting, and should not be relied upon by any shareholder as such. The summary of the opinion of J.P. Morgan set forth in this Joint Proxy Statement/ Prospectus is qualified in its entirety by reference to the full text of such opinion.


     In arriving at its opinions, J.P. Morgan reviewed, among other things: in the case of its March 29, 1996 opinion, a draft of the Merger Agreement and, in the case of its opinion dated the date of this Joint Proxy Statement/Prospectus, the Amended Merger Agreement and this Joint Proxy Statement/Prospectus; in the case of its March 29, 1996 opinion, the audited financial statements of Aetna and U.S. Healthcare for the fiscal year ended December 31, 1994, and the unaudited financial statements of Aetna and U.S. Healthcare for the period ended September 30, 1995 and, in the case of its opinion dated the date of this Joint Proxy Statement/Prospectus, the audited financial statements of Aetna and U.S. Healthcare for the fiscal year ended December 31, 1995; current and historical market prices of Aetna Common Stock and U.S. Healthcare Common Stock; certain publicly available information concerning the businesses of Aetna and U.S. Healthcare and of certain other companies engaged in comparable businesses, and the reported prices for certain other companies' securities deemed comparable; publicly available terms of certain transactions involving companies comparable to U.S. Healthcare and the consideration paid for such companies; the terms of other relevant business combinations; certain internal financial analyses and forecasts prepared by Aetna and U.S. Healthcare and their respective managements; and certain agreements with respect to outstanding indebtedness or obligations of Aetna and U.S. Healthcare. J.P. Morgan also held discussions with certain members of the management of Aetna and U.S. Healthcare with respect to certain aspects of the Mergers, and the past and current business operations, financial condition and future prospects and operations of Aetna and U.S. Healthcare, and certain other matters believed necessary or appropriate to J.P. Morgan's inquiry. In addition, J.P. Morgan reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinions.


     J.P. Morgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by Aetna or U.S. Healthcare or otherwise reviewed by J.P. Morgan, and J.P. Morgan has not assumed any responsibility or liability therefor. J.P. Morgan has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to J.P. Morgan. In relying on financial analyses and forecasts provided to J.P. Morgan, J.P. Morgan has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of Aetna or U.S. Healthcare, as applicable, as to the expected future results of operations and financial condition of Aetna and U.S. Healthcare, respectively. J.P. Morgan has also assumed that the Mergers will have the tax consequences described in discussions with, and materials furnished to J.P. Morgan by, representatives of Aetna, and that the other transactions contemplated by the Amended Merger Agreement will be consummated as described in the Amended Merger Agreement.


     The projections furnished to J.P. Morgan for Aetna and U.S. Healthcare were prepared by the respective managements of each company. Neither Aetna nor U.S. Healthcare publicly discloses internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan's analysis of the Mergers, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

     J.P. Morgan's opinions are based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinions. Subsequent developments may affect the written opinion dated as of the date of this Joint Proxy Statement/Prospectus, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion.

     J.P. Morgan expressed no opinion as to the price at which Parent Common Stock and Parent Mandatorily Convertible Preferred Stock will trade if and when issued or at any future time. As a result, other factors after the date hereof may affect the value of the businesses of Parent after consummation of the Mergers, including but not limited to (i) the total or partial disposition of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock by shareholders within a short period of time after the effective date of the Mergers, (ii) changes in prevailing interest rates and other factors which generally influence the price of securities, (iii) adverse changes in the current capital markets, (iv) adverse changes in the financial condition, business, assets, results of operations or prospects of Parent or of U.S. Healthcare, and (v) any necessary actions by or restrictions of federal, state or other governmental agencies or regulatory authorities.

     In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinions. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its written opinion dated the date of this Joint Proxy Statement/Prospectus. Although such analyses were utilized by J.P. Morgan in connection with its opinion, J.P. Morgan did not present such analyses to the Aetna Board.

     Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of U.S. Healthcare with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to the businesses of U.S. Healthcare. The companies selected by J.P. Morgan were United Healthcare Corporation, Humana Health Plans, Healthsource, Inc., Mid Atlantic Medical Services, Inc. and Oxford Health Plans. These companies were selected, among other reasons, because of their large stock market capitalization and concentration of members outside California. For each comparable company, publicly available financial performance through the twelve months ended December 31, 1995 was measured. J.P. Morgan selected the mean and the median value for each multiple, specifically: earnings before interest, taxes, depreciation and amortization ("EBITDA") (18.2x to 18.8x); projected 1996 net income (22.6x to 26.1x); and projected 1997 net income (18.2x to 20.2x). These multiples were then applied to U.S. Healthcare's EBITDA, projected 1996 net income and projected 1997 net income, yielding implied trading values for U.S. Healthcare Common Stock of approximately $56.00 to $70.00 per share.

     Selected Transaction Analysis. Using publicly available information, J.P. Morgan examined selected managed care transactions with respect to equity value, aggregate value, aggregate value per member, equity value as a multiple of trailing and next twelve months' earnings, aggregate value as a multiple of trailing twelve months' premiums and fees, EBITDA and earnings before interest and taxes ("EBIT"), and the premium paid over the market price of the target one day and one month prior to the announcement of the transaction. Specifically, J.P. Morgan reviewed the following transactions: GenCare/United Healthcare; TakeCare/FHP International; Ramsay-HMO/United Healthcare; Healthwise/United Healthcare; HMO America/United Healthcare; and Intergroup/Foundation Health. J.P. Morgan applied a range of multiples derived from such analysis to U.S. Healthcare's trailing twelve months EBITDA (18.3x and 18.4x, respectively), trailing twelve months net income (29.7x and 31.2x, respectively), and next twelve months net income (23.9x and 24.0x, respectively), and arrived at an estimated range of equity values for U.S. Healthcare Common Stock of between $60.00 and $70.00 per share.

     Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per share for U.S. Healthcare Common Stock. J.P. Morgan calculated the unlevered free cash flows that U.S. Healthcare is expected to generate during fiscal years 1996 through 2006 based upon financial projections prepared by the management of U.S. Healthcare through the years ended December 31, 2000 and upon management projections, adjusted by J.P. Morgan to reflect more moderate growth in revenues and lower operating margins during the ten-year period. J.P. Morgan also calculated a range of terminal asset values of U.S. Healthcare at the end of the ten-year period ending December 31, 2006 by applying a perpetual growth rate ranging from 3.5% to 4.5% of the unlevered free cash flow of U.S. Healthcare during the final year of the ten-year period. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 11% to 13%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of U.S. Healthcare. The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted for U.S. Healthcare's estimated 1995 fiscal year-end excess cash, option exercise proceeds and total debt. Based on the adjusted management projections and a discount rate of 11.5%, the discounted cash flow analysis indicated a range of equity values of between $60.00 and $65.00 per share of U.S. Healthcare Common Stock on a stand-alone basis (i.e., without synergies).

     In connection with its opinion dated the date of this Joint Proxy Statement/Prospectus, J.P. Morgan reviewed the analyses used to render its March 29, 1996 oral opinion to the Board of Directors of Aetna by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

     The summary set forth above does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. J.P. Morgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which J.P. Morgan based its analyses are set forth above under the description of each such analysis. J.P. Morgan's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

     As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise Aetna with respect to the Mergers on the basis of such experience and its familiarity with Aetna.


     Pursuant to an Engagement Letter dated February 12, 1996, J.P. Morgan rendered services in connection with the Mergers. Aetna will pay J.P. Morgan a fee of $5 million. In addition, Aetna has agreed to reimburse J.P. Morgan for its reasonable expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the federal securities laws.

     J.P. Morgan and its affiliates maintain banking and other business relationships with Aetna and its affiliates, including acting as the agent bank under Aetna's existing commercial bank facility, for which it receives customary fees. J.P. Morgan and its affiliates are expected to act as the arranger and administrative agent in connection with Aetna's $2.5 billion credit facility anticipated to be available to fund a portion of the cash consideration payable in connection with the Mergers. Affiliates of J.P. Morgan also engage in securities trading and derivatives business with Aetna in the ordinary course of business. In the ordinary course of their businesses, affiliates of J.P. Morgan may actively trade the debt and equity securities of Aetna or U.S. Healthcare for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

  U.S. Healthcare

  Opinion of Goldman, Sachs & Co.

     On March 30, 1996, Goldman Sachs delivered its oral opinion to the U.S. Healthcare Board of Directors that as of the date of such opinion, the U.S. Healthcare Merger Consideration to be received by the holders of the U.S. Healthcare Stock is fair to such holders. Goldman Sachs subsequently confirmed its earlier opinion by delivery of its written opinion dated as of the date hereof.

     The full text of the written opinion of Goldman Sachs dated as of the date hereof, which sets forth the procedures followed, the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix F to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. U.S. Healthcare shareholders are urged to read such opinion carefully and in its entirety. Goldman Sachs' written opinion is addressed to the U.S. Healthcare Board of Directors and does not constitute a recommendation to any U.S. Healthcare shareholder as to how such shareholder should vote at the U.S. Healthcare Annual Meeting, and should not be relied upon by any shareholder as such. The summary of the written opinion of Goldman Sachs set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.


     In connection with its opinion, Goldman Sachs reviewed, among other things:
(i) this Joint Proxy Statement/Prospectus; (ii) the Amended Merger Agreement;
(iii) the Amended Voting Agreement; (iv) the Form of Certificate of Designations, Rights and Preferences relating to the Parent Mandatorily Convertible Preferred Stock; (v) the Annual Reports to Shareholders and Annual Reports on Form 10-K of U.S. Healthcare and Aetna for the five years ended December 31, 1995; (vi) certain statutory annual statements of Aetna Life Insurance Company, Aetna Life Insurance and Annuity Company and Aetna Life Insurance Company of Illinois filed with various state insurance departments for the year ended December 31, 1995; (vii) certain interim reports to shareholders and Quarterly Reports on Form 10-Q of U.S. Healthcare and Aetna; (viii) certain other communications from U.S. Healthcare and Aetna to their respective shareholders; and (ix) certain internal financial analyses and forecasts for U.S. Healthcare and Aetna prepared by their respective managements, including analyses and forecasts of cost savings and operating synergies resulting from the Mergers. Goldman Sachs also held discussions with members of the senior managements of U.S. Healthcare and Aetna regarding the strategic rationale for, and benefits of, the Mergers and their past and current business operations, financial condition, and future prospects of their respective companies and for Parent pursuant to the Mergers. In addition, Goldman Sachs reviewed the reported price and trading activity for U.S. Healthcare Common Stock and Aetna Common Stock, compared certain financial and stock market information for U.S. Healthcare and Aetna with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the managed care industry and performed such other studies and analyses as it considered appropriate.


     Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinion. Goldman Sachs assumed, with the consent of U.S. Healthcare, that the financial forecasts prepared by U.S. Healthcare and Aetna, including without limitation, the projected synergies resulting from the Mergers had been reasonably prepared on a basis reflecting the best currently available judgments and estimates of U.S. Healthcare and Aetna and that such forecasts would be realized in the amounts and the times contemplated thereby. Goldman Sachs indicated that it is not an actuary and that its services did not include any actuarial determinations or evaluation by it or an attempt to evaluate actuarial assumptions. Goldman Sachs relied, with the consent of U.S. Healthcare, upon the actuarial opinions, reports, and advice of actuarial advisors to U.S. Healthcare. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of U.S. Healthcare or Aetna or any of their respective subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs was not asked to solicit, and accordingly did not solicit, third parties with respect to potential alternative transactions. In addition, in providing its opinion, Goldman Sachs did not express any view as to the prices at which the Parent Mandatorily Convertible Preferred Stock may trade if and when issued.

     The following is a summary of certain of the financial analyses used by Goldman Sachs in connection with providing its oral opinion to U.S. Healthcare's Board of Directors on March 30, 1996. Goldman Sachs utilized substantially the same type of financial analyses in connection with providing the written opinion attached hereto as Appendix F.


          (i) Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the U.S. Healthcare Common Stock. In addition, Goldman Sachs analyzed the consideration to be received by holders of U.S. Healthcare Stock pursuant to the Merger Agreement in relation to the March 29, 1996 market price of the U.S. Healthcare Common Stock and the ten-day, three-month and six-month average market prices of the U.S. Healthcare Common Stock. Such analysis indicated that the price per share of U.S. Healthcare Common Stock to be paid pursuant to the Merger Agreement represented a premium of 24.3% based on the March 29, 1996 market price of $45.88 per share of U.S. Healthcare Common Stock, 21.9% based on the ten-day average market price of $46.75 per share of U.S. Healthcare Common Stock, 22.3% based on the three-month average market price of $46.60 per share of U.S. Healthcare Common Stock and 30.2% based on the six-month average market price of $43.78 per share of U.S. Healthcare Common Stock. For purposes of its analysis, Goldman Sachs assumed that the Parent Mandatorily Convertible Preferred Stock would trade at its stated value of $76.13 and used a price for Aetna Common Stock of $76.13, which was the price Aetna and U.S. Healthcare assumed for the value of Aetna Common Stock for purposes of the exchange ratio. Goldman Sachs also noted that the assumed price also was very close to the ten and twenty day (with March 29, 1996 as the terminal date) rolling average price for Aetna Common Stock of $76.11 and $76.14, respectively.



          (ii) Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial information relating to U.S. Healthcare to corresponding financial information, ratios and public market multiples for 23 publicly traded corporations: United Wisconsin Services Inc.; RightChoice Managed Care, Inc.; Bankers Life; John Alden Financial Corp.; Aetna Life and Casualty Company; Cigna Corp.; Physicians Health Services; Sierra Health Services; Mid Atlantic Medical Services, Inc.; Physicians Corp. of America; Wellcare Management Group; Healthwise of America; Maxicare; Coventry Corp.; FHP International Corp.; Foundation Health Corp.; Health Systems International, Inc.; PacifiCare Health Systems; WellPoint Health Networks Inc.; Humana Inc.; United Healthcare Corp.; Oxford Health Plans, Inc.; and Healthsource, Inc. (the "Selected Companies"). The Selected Companies were chosen because they are publicly-traded companies that operate in the health care industry. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples of U.S. Healthcare were calculated using a price of $45.88 per share of U.S. Healthcare Common Stock, the closing price of the shares of U.S. Healthcare Common Stock on the Nasdaq Stock Market on March 29, 1996. The multiples and ratios for U.S. Healthcare were based on information provided by U.S. Healthcare's management and the multiples for each of the Selected Companies were based on the most recent publicly available information. With respect to the Selected Companies, Goldman Sachs considered estimated calendar year 1996 and 1997 price/earnings ("PE") ratios (based on information provided by the Institutional Brokers Estimate System ("IBES")), which ranged from 7.3x to 38.2x for estimated calendar year 1996 with a median of 15.3x, compared to 16.9x for U.S. Healthcare, and which ranged from 10.1x to 28.3x for estimated calendar year 1997, with a median of 12.3x compared to 14.6x for U.S.

     Healthcare; estimated calendar year 1996 PE ratios as a multiple of the five year estimated Earnings Per Share ("EPS") growth rate (provided by IBES) which ranged from 0.4x to 2.7x with a median of 0.9x compared to 1.1x for U.S. Healthcare; market value (as of March 29, 1996) as a multiple of book value which ranged from 0.9x to 7.8x with a median 3.0x compared to 7.4x for U.S. Healthcare; and a five-year EPS growth rate (provided by IBES) ranging from 6% to 40% with a median of 19% compared to 15% for U.S. Healthcare.

          (iii) Discounted Cash Flow Analysis. Goldman Sachs performed a discounted cash flow analysis under the following scenario using U.S. Healthcare's management's projections. Goldman Sachs calculated a net present value of free cash flows for the years 1996 through 1998 using discount rates ranging from 12% to 15%. Goldman Sachs calculated U.S. Healthcare's terminal values in the year 1998 based on multiples ranging from 15.5x net income to 18.5x net income. These terminal values were then discounted to present value using discount rates ranging from 12% to 15%. The various ranges for discount rates and terminal value multiples were chosen to reflect theoretical analyses of cost of capital and a range of trading values for comparable companies. Based on such analyses, the implied per share values of U.S. Healthcare Common Stock ranged from $52.90 to $65.92.

          (iv) Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to selected transactions in the healthcare industry since 1990 (the "Selected Transactions"). Such analysis indicated that for the Selected Transactions (i) levered consideration as a multiple of latest twelve months ("LTM") sales ranged from 0.01x to 2.10x, compared to 2.31x for the levered consideration (equity consideration less $550 million of free cash projected as of March 31, 1996 by U.S. Healthcare's management) to be received in the U.S. Healthcare Sub Merger, (ii) levered consideration as a multiple of LTM Earnings Before Income Taxes ranged from 0.4x to 33.2x, compared to 15.3x for the levered consideration to be received in the Mergers and (iii) levered consideration per member ranged from negative $34.00 to $3,836.80, compared to levered consideration of $2,894 per member to be received in the U.S. Healthcare Sub Merger (based on membership estimates provided by the management of U.S. Healthcare, as of February 1996).


          (v) Pro Forma Combination Analysis. Goldman Sachs prepared pro forma analyses of the financial impact of the Mergers with and without synergies. Using earnings estimates for U.S. Healthcare and Aetna prepared by their respective managements for the years 1996 through 2000, Goldman Sachs compared the EPS of the Aetna Common Stock, on a stand-alone basis, to the EPS of the Parent Common Stock on a pro forma basis (assuming conversion of Parent Mandatorily Convertible Preferred Stock) under the following two scenarios (in each scenario, with synergies and without synergies): assuming a conversion number for the Parent Mandatorily Convertible Preferred Stock of 0.82 (the ".82 Case") and a conversion number for the Parent Mandatorily Convertible Preferred Stock of 1.00 (the "1.00 Case"). With synergies, based on both the .82 Case and the 1.00 Case, the proposed transaction would be accretive to the stockholders of Aetna on an EPS basis in the years 1999 and 2000 and dilutive in the years 1996, 1997 and 1998. Without synergies, based on both the .82 Case and the 1.00 Case, the proposed transaction would be dilutive to the stockholders on an EPS basis in the years 1996 through 2000. With synergies and based on earnings-weighted average pro forma price/earnings ratios for the combined company for 1997 through 2000, which ranged from 7.4x to 12.2x, Goldman Sachs determined a weighted average implied pro forma stock price for the combined companies' common stock (assuming conversion of the Parent Mandatorily Convertible Preferred Stock at 0.82) which ranged from $71.85 to $86.73. Because Goldman Sachs presented the foregoing analysis it did not perform the mathematical calculations in order to present an aggregate range of values of the U.S. Healthcare Merger Consideration to the U.S. Healthcare Board of Directors.


     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to

U.S. Healthcare or Aetna or the contemplated transaction. The analyses were prepared solely for purposes of Goldman Sachs providing its opinion to the U.S. Healthcare Board of Directors as to the fairness of the consideration to be received by the holders of U.S. Healthcare Stock in the U.S. Healthcare Sub Merger and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of U.S. Healthcare, Aetna, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast. As described above, Goldman Sachs' opinion to the Board of Directors of U.S. Healthcare was one of many factors taken into consideration by the U.S. Healthcare Board of Directors in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Appendix F hereto.


     Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. U.S. Healthcare selected Goldman Sachs as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Mergers.


     Goldman Sachs provides a full range of financial, advisory and brokerage services and in the course of its normal trading activities may from time to time effect transactions and hold positions in the securities or options on securities of U.S. Healthcare and/or Aetna for its own account and for the account of customers. As of the date hereof, Goldman Sachs has accumulated net long positions of 14,200 shares of U.S. Healthcare Common Stock, 11,300 shares of Aetna Common Stock and 3,500 Aetna Life and Casualty Company 6.375% Notes due 2003. In addition, Goldman Sachs has provided investment banking services to Aetna from time to time, including acting as financial advisor in connection with the sale of Aetna's property and casualty business.


     Pursuant to a letter agreement dated February 27, 1996 (the "Engagement Letter"), U.S. Healthcare engaged Goldman Sachs to act as its financial advisor to assist U.S. Healthcare in its analysis and consideration of various possible transactions with Aetna. Pursuant to the terms of the Engagement Letter, U.S. Healthcare has agreed to pay Goldman Sachs upon consummation of the Mergers a transaction fee based on 0.3% of the aggregate of the consideration paid for the U.S. Healthcare Stock in the U.S. Healthcare Sub Merger plus the principal amount of all indebtedness for borrowed money appearing on U.S. Healthcare's most recent consolidated balance sheet prior to the consummation of the Mergers (approximately $27 million based on an assumed value of the U.S. Healthcare Merger Consideration of $57 per share of U.S. Healthcare Stock). U.S. Healthcare has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorney's fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

  Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

     On March 30, 1996, Merrill Lynch delivered its oral opinion to the U.S. Healthcare Board of Directors, which was subsequently confirmed in a written opinion dated the date of this Joint Proxy Statement/Prospectus, to the effect that, as of such dates, and based upon the assumptions made, matters considered and limits of review in connection with such opinions, the consideration to be received by the holders of U.S. Healthcare Stock (other than Aetna and its affiliates) pursuant to the Mergers is fair to such shareholders from a financial point of view. References herein to the "Merrill Lynch Opinion" refer to the written opinion of Merrill Lynch dated the date of this Joint Proxy Statement/Prospectus.

     A copy of the Merrill Lynch Opinion, which sets forth the assumptions made, matters considered and certain limitations on the scope of review undertaken by Merrill Lynch, is attached as Appendix G to this

Joint Proxy Statement/Prospectus. U.S. Healthcare shareholders are urged to read the Merrill Lynch Opinion in its entirety. The Merrill Lynch Opinion is addressed to the U.S. Healthcare Board of Directors, is directed only to the fairness from a financial point of view of the consideration to be received by the holders of U.S. Healthcare Stock pursuant to the Mergers and does not constitute a recommendation to any U.S. Healthcare shareholder as to how such shareholder should vote at the U.S. Healthcare Annual Meeting. The summary of the Merrill Lynch Opinion set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.


     In arriving at the Merrill Lynch Opinion, Merrill Lynch, among other things: (i) reviewed U.S. Healthcare's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended December 31, 1995 and U.S. Healthcare's Form 10-Q and the related unaudited financial information for the quarterly period ended March 31, 1996; (ii) reviewed Aetna's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended December 31, 1995 and Aetna's Form 10-Q and the related unaudited financial information for the quarterly period ended March 31, 1996; (iii) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of U.S. Healthcare and Aetna, furnished to Merrill Lynch by U.S. Healthcare and Aetna, respectively; (iv) conducted discussions with members of senior management of U.S. Healthcare and Aetna concerning their respective businesses and prospects, including potential synergies to be realized as a result of the Mergers; (v) reviewed the historical market prices and trading activity for the U.S. Healthcare Common Stock and the Aetna Common Stock and compared them with that of certain publicly traded companies which Merrill Lynch deemed to be similar to U.S. Healthcare and Aetna, respectively; (vi) compared the results of operations of U.S. Healthcare and Aetna with those of certain companies which Merrill Lynch deemed to be reasonably similar to U.S. Healthcare and Aetna, respectively; (vii) compared the proposed financial terms of the Mergers with the financial terms of certain other mergers and acquisitions which Merrill Lynch deemed to be relevant; (viii) considered the pro forma effect of the Mergers on Aetna's cash flow, earnings before income taxes, net income and dividends; (ix) reviewed the Amended Merger Agreement; (x) reviewed the Amended Voting Agreement; (xi) reviewed the form of certificate of designation, rights and preferences relating to the Parent Mandatorily Convertible Preferred Stock Consideration; and (xii) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as Merrill Lynch deemed necessary including Merrill Lynch's assessment of general economic, market and monetary conditions.


     In preparing the Merrill Lynch Opinion, Merrill Lynch relied upon the accuracy and completeness of all information supplied or otherwise made available to it by U.S. Healthcare and Aetna. Merrill Lynch did not independently verify such information or undertake an independent appraisal, evaluation or actuarial evaluation of the assets or liabilities of U.S. Healthcare or Aetna. With respect to the financial forecasts and estimates of operating efficiencies and potential synergies expected to result from the Mergers furnished to Merrill Lynch by U.S. Healthcare and Aetna, Merrill Lynch assumed that they were reasonably prepared and reflected the best currently available estimates and judgments of the respective managements of U.S. Healthcare and Aetna as to the expected future financial performance of their respective companies. Merrill Lynch also assumed that the Mergers will be free of Federal tax to U.S. Healthcare, Aetna, Parent and the holders of U.S. Healthcare Stock (other than in respect of the cash consideration to be paid to U.S. Healthcare shareholders and any cash paid in lieu of fractional shares). Merrill Lynch further assumed that the Parent Common Stock will pay quarterly dividends at a rate not greater than $0.83 per annum per share.

     Merrill Lynch was not authorized by U.S. Healthcare to solicit, nor has it solicited, third-party indications of interest for the acquisition of all or any part of U.S. Healthcare. In addition, Merrill Lynch expressed no opinion as to what the value of the Parent Mandatorily Convertible Preferred Stock will be when issued to the holders of the U.S. Healthcare Stock upon consummation of the Mergers.

     The following is a summary of certain financial and comparative analyses performed by Merrill Lynch in arriving at its oral opinion delivered to the U.S. Healthcare Board of Directors on March 30, 1996.

     Historical Stock Trading Analysis -- U.S. Healthcare. Merrill Lynch reviewed the historical trading prices and volumes for the U.S. Healthcare Common Stock. In addition, Merrill Lynch analyzed the consideration to be received by holders of U.S. Healthcare Stock pursuant to the Merger Agreement in relation to the March 28, 1996 market price of the U.S. Healthcare Common Stock and the range of market prices for the latest twelve months ("LTM"), last three years, and last five years. Such analysis indicated that the price per share of U.S. Healthcare Common Stock to be paid pursuant to the Merger Agreement represented a premium of 21.7% based on (i) the March 28, 1996 closing price of $46.875 per share of U.S. Healthcare Common Stock and (ii) the March 22, 1996 closing price of $76.125 per share of Aetna Common Stock (which is the price Aetna and U.S. Healthcare used for the value of Aetna Common Stock for purposes of negotiating the exchange ratios and the terms of the Parent Mandatorily Convertible Preferred Stock) and an assumption for purposes of this analysis that the Parent Mandatorily Convertible Preferred Stock would trade at its stated value of $76.13.


     Comparable Public Companies Analysis -- U.S. Healthcare. Using publicly available information, Merrill Lynch compared certain financial and operating information and ratios (described below) for U.S. Healthcare with corresponding financial and operating information and ratios for a group of publicly traded companies that Merrill Lynch deemed to be similar to U.S. Healthcare's business. The companies included in the U.S. Healthcare comparable public companies analysis were: FHP International Corporation ("FHP International"); Foundation, Healthsource, Inc.; Health Systems International Incorporated ("HSI"); Humana; Oxford Health Plans, Inc.; PacifiCare Health Systems, Inc.; and United (collectively, the "U.S. Healthcare Comparables"). Merrill Lynch compared (i) calendarized price/earnings ("P/E") ratios for 1996 and 1997, which ranged from 12.3x to 38.2x for estimated calendar year 1996 (with a median of 19.2x and a mean of 22.4x), compared to the current trading value of 17.4x for U.S. Healthcare, and which ranged from 10.1x to 27.5x for estimated calendar year 1997 (with a median of 16.0x and a mean of 17.7x), compared to the current trading value of 14.9x for U.S. Healthcare; (ii) 5-year estimated growth rates, which ranged from 15.0% to 40.0% (with a median of 20.0% and a mean of 22.6%) compared to 18.3% (including dividend yield) for U.S. Healthcare; (iii) 1996 earnings per share ("EPS") multiples expressed as a percentage of estimated growth (in each case based on information provided by IBES and First Call Earnings Estimates), which ranged from 61.7% to 131.5% (with a median of 96.5% and a mean of 99.3%) compared to the current trading value of 94.9% for U.S. Healthcare; and (iv) market value per member based on total members as of September 30, 1995, which ranged from $714.8 per member to $3,267.6 per member (with a median of $1,144.8 per member and a mean of $1,361.3 per member) compared to the current trading value of $2,526.1 per member for U.S. Healthcare.

     Discounted Cash Flow Analysis -- U.S. Healthcare. Merrill Lynch calculated ranges of equity value for U.S. Healthcare based upon the value, discounted to the present, of its fiscal year-end five-year stream of unlevered after-tax free cash flow based upon U.S. Healthcare management projections of earnings and cash flow through 1998 and extrapolations thereof for the remaining periods, and its projected fiscal year 2000 terminal value based on multiples of net income ranging from 15.0x to 19.0x. Merrill Lynch utilized discount rates of capital ranging from 14% to 16%. The various ranges for discount rates and terminal value multiples were chosen to reflect theoretical analyses of cost of capital and a range of trading values for comparable companies. Based on such analyses, the implied per share values of U.S. Healthcare Common Stock ranged from $47.16 to $59.83.

     Comparable Acquisition Analysis. Merrill Lynch reviewed certain publicly available information regarding 11 selected business combinations since July 1992 (the "Acquisition Comparables"). The Acquisition Comparables and the dates the transactions were announced were as follows: United Healthcare's acquisition of Healthwise of America, Inc. (February 1996); United's acquisition of PHP Inc. (November 1995); Wellpoint Health Networks, Inc.'s proposed acquisition of HSI (not consummated) (April 1995); Humana's acquisition of CareNetwork, Inc. (October 1994); United's acquisition of GenCare Health Systems, Inc. (September
1994); Foundation Health's acquisition of Intergroup (July 1994); United's acquisition of Ramsay-HMO, Inc. (February 1994); United's acquisition of Complete Health (January 1994); FHP International's acquisition of TakeCare, Inc. (January 1994); United's acquisition of HMO America, Inc. (May 1993); and Foundation Health's acquisition of Century Medicorp (July 1992).

     Merrill Lynch compared the "offer value" (defined to be the offer price per share multiplied by the sum of the number of shares outstanding and the number of exercisable options outstanding (net of option proceeds)) of each such transaction as a multiple of then publicly available LTM EPS, the next fiscal years' estimated EPS at the date of announcement ("Forward EPS") and total members. The ranges of the offer value as a multiple of LTM EPS, Forward EPS and total members were as follows: (i) offer value to LTM EPS ranged from 22.5x to 66.7x (with a median of 31.7x and a mean of 35.1x compared to an implied 22.9x to be received in the Mergers; (ii) offer value to Forward EPS ranged from 18.6x to 36.1x (with a median of 22.6x and a mean of 24.0x) compared to an implied 21.1x to be received in the Mergers; and (iii) offer value to total members ranged from $862.0 to $3,796.0 per member (with a median of $1,440.8 per member and a mean of $1,729.6 per member) compared to $3,115.6 per member to be received in the Mergers (based on membership estimates provided by the management of U.S. Healthcare as of March 30, 1996).

     With respect to four of the Acquisition Comparables, Wellpoint/HSI, Foundation/Intergroup, United/ Ramsay-HMO and FHP International/Takecare, Merrill Lynch also compared the offer value of each such transaction as a multiple of then publicly available LTM EPS, Forward EPS and total members to the Mergers (the "Selected Acquisition Comparables"). The ranges of the offer value as a multiple of LTM EPS, Forward EPS and members for the Selected Acquisition Comparables were as follows: (i) offer value to LTM EPS ranged from 22.5x to 36.6x (with a median of 32.4x and a mean of 31.0x); (ii) offer value to Forward EPS ranged from 18.6x to 25.9x (with a median of 22.6x and a mean of 22.4x); and (iii) offer value to total members ranged from $1,328.4 to $3,796.0 (with a median of $1,441.4 and a mean of $2,001.8). As noted above, the offer value with respect to the Mergers implied a 22.9x multiple of U.S. Healthcare's LTM EPS, a 21.1x multiple of U.S. Healthcare's Forward EPS and $3,115.6 per member.

     Comparable Public Companies Analysis -- Aetna. Using publicly available information, Merrill Lynch compared certain financial and operating information and ratios (described below) for Aetna with corresponding financial and operating information and ratios for a group of publicly traded companies that Merrill Lynch deemed to be similar to Aetna's business. The companies included in the Aetna comparable public company analysis were: American General Corporation, Bankers Life Holding, Cigna Corporation, Protective Life Corporation, ReliaStar Financial Corporation and USLIFE Corporation (collectively, the "Aetna Comparables").

     Using Aetna's management forecasts, Merrill Lynch compared (i) 1996 EPS expressed as a percentage of equity, which ranged from 8.9% to 18.2% (with a median of 12.9% and a mean of 13.2%) compared to 10.3% for Aetna; (ii) current market price expressed as a multiple of book value, which ranged from 0.85x to 2.10x (with a median of 1.25x and a mean of 1.31x) compared to 2.10x for Aetna;
(iii) calendarized P/E ratios for 1996 and 1997, which ranged from 8.2x to 11.5x for estimated calendar year 1996 (with a median and a mean of 9.8x) compared to 12.6x for Aetna and ranged from 3.4x to 9.1x for estimated calendar year 1997 (with a median of 8.8x and a mean of 7.6x) compared to 10.2x for Aetna; (iv) total return to the same figures, which ranged from 11.8% to 16.2% (with a median of 13.2% and a mean of 13.6%) compared to 14.6% for Aetna; and (v) 1996 EPS multiples expressed as a percentage of total return (in each case based on IBES and First Call Earnings Estimates) which ranged from 61.0% to 81.7% (with a median of 75.9% and a mean of 73.0%) compared to 86.3% for Aetna.

     Discounted Cash Flow Analysis -- Aetna. Merrill Lynch calculated ranges of equity value for Aetna based upon the value, discounted to the present, of its fiscal year end five-year stream of unlevered after-tax free cash flow and its projected fiscal year 2000 terminal value based upon projections from Aetna management estimates for net income based on multiples of net income ranging from 12.0x to 14.0x. Merrill Lynch utilized discount rates ranging from 12.0% to 14.0%. The various ranges for discount rates and terminal value multiples were chosen to reflect theoretical analyses of cost of capital and range of trading values for comparable companies. Based on such analyses, the implied per share values of Aetna Common Stock ranged from $72.31 to $85.92.


     Historical Exchange Ratio Analysis. Merrill Lynch reviewed the implied historical exchange ratio between Aetna and U.S. Healthcare over the past two years and compared such ratios to the exchange ratio set pursuant to the Merger Agreement.

     Relative Contribution Analysis. Merrill Lynch compared the relative ownership of the holders of U.S. Healthcare Stock and the holders of Aetna Common Stock with respect to the combined company (assuming conversion of the U.S. Healthcare Preferred Stock) of approximately 28% and 72%, respectively, to the relative contributions of each of U.S. Healthcare and Aetna to the combined company's revenues, earnings before interest and taxes ("EBIT"), and net income based on U.S. Healthcare and Aetna managements' forecasts, before synergies and transaction adjustments. This analysis indicated that for 1996, U.S. Healthcare would contribute 25.5% of the revenues of the combined entity, 40.1% of the EBIT of the combined entity, and 41.1% of the net income of the combined entity.

     Implied Exchange Ratio. Merrill Lynch reviewed the implied exchange ratios derived from the discounted cash flow and comparable companies analyses, both described herein. By comparing the highest implied values of U.S. Healthcare to the implied lowest values of Aetna, and vice-versa, the indicated results were as follows: (i) U.S. Healthcare stand-alone DCF to Aetna stand-alone DCF yielded an implied exchange ratio of 0.1640 to 0.2500; (ii) U.S. Healthcare stand-alone DCF to Aetna stand-alone DCF with synergies reflecting Aetna's shareholders approximate 72% pro forma ownership, yielded an implied exchange ratio of 0.1185 to 0.1818; and (iii) comparable public companies analysis yielded an implied exchange ratio of 0.1571 to 0.2326. The fixed common exchange ratio under the proposed transaction terms is 0.2246, derived by assuming a $57.00 per share offer value for U.S. Healthcare Common Stock and $76.125 per share value for Aetna Common Stock and multiplying the result by the proposed percentage of common stock consideration (30.0%).

     Pro Forma Analysis. In addition, Merrill Lynch analyzed certain pro forma effects resulting from the Mergers, including the potential impact of the Mergers on projected EPS for Aetna on a stand-alone basis based on management and publicly available EPS forecasts, as well as pro forma for the Mergers using a "base case" scenario, which assumes 100% of management's estimated synergies, and a "downside case," which assumes the combined company attains only seventy-five percent (75%) of the synergies anticipated to be realized as a result of the Mergers. In the "base case" scenario, the Mergers would be accretive to the holders of Aetna Common Stock on a management EPS and publicly available EPS basis in the years 1999 and 2000 and dilutive in the years 1996, 1997 and 1998. In the "downside case" scenario, the Mergers would be accretive to the holders of Aetna Common Stock on a management EPS basis in the year 2000 and dilutive in the years 1996, 1997, 1998 and 1999, and on a publicly available EPS basis, the Mergers would be accretive to the holders of Aetna Common Stock in 1999 and 2000 and dilutive in the years 1996, 1997 and 1998.

     Necessary Break-Even Analysis. The necessary break-even analyses prepared by Merrill Lynch indicated that the P/E ratio of Aetna needed to break even after the Mergers (i.e., in order to yield the same current value to holders of Aetna Common Stock) would be 13.2x in 1997 under the "base case" scenario. Additionally, based on the projected compounded annual growth rates of earnings for Aetna after the Mergers, the break-even P/E, expressed as a percentage of expected growth, was 49.7%, as compared to the mean of HMOs of 99.3% and insurance companies of 73.0%.

     The summary set forth above does not purport to be a complete description of the analyses performed by Merrill Lynch. Arriving at a fairness opinion is a complex process not necessarily susceptible to partial or summary description. Merrill Lynch believes that its analysis must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the process underlying its analyses set forth in the Merrill Lynch Opinion. The matters considered by Merrill Lynch in its analyses are based on numerous macroeconomics, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond U.S. Healthcare's or Aetna's control and involve the application of complex methodologies and educated judgment. Any estimates incorporated in the analyses performed by Merrill Lynch are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. No public company utilized as a comparison is identical to U.S. Healthcare or Aetna, and none of the Acquisition Comparables or other business combinations utilized as a comparison is identical to the proposed Mergers. Accordingly, an analysis of publicly traded comparable companies and comparable business combinations is not mathematical; rather it involves complex considera-tions and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared.

     The U.S. Healthcare Board of Directors selected Merrill Lynch to act as its financial advisor on the basis of Merrill Lynch's reputation as an internationally recognized investment banking firm with substantial expertise in transactions similar to the Merger and because it is familiar with U.S. Healthcare and its business. As part of its investment banking business, Merrill Lynch is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions.

     Merrill Lynch Fees. With respect to Merrill Lynch's services as financial advisor in connection with the Mergers, pursuant to a letter agreement dated March 4, 1996, U.S. Healthcare has agreed to pay Merrill Lynch (i) a retainer of $100,000, (ii) a fee of $2,000,000 payable upon execution of the Merger Agreement and (iii) an additional fee of $4,000,000 payable upon consummation of the Mergers, against which the fees earned from clauses (i) and (ii) above will be credited. In addition, U.S. Healthcare also has agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses (including reasonable fees and expenses of its legal counsel) and to indemnify Merrill Lynch and certain related persons against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.


     Merrill Lynch has, in the past, provided financial advisory and financing services to U.S. Healthcare and has received fees for rendering such services. Merrill Lynch has, in the past, also provided financial advisory and financing services, and may continue to provide financing services to, Aetna, and has received fees for rendering such services. Such continuing financing services may include, without limitation, financing in connection with the Mergers.



     THE FOREGOING DESCRIPTIONS OF THE OPINIONS AND PRESENTATIONS OF WASSERSTEIN PERELLA, J.P. MORGAN, GOLDMAN SACHS AND MERRILL LYNCH CONTAIN FORWARD LOOKING INFORMATION. SEE "OTHER MATTERS -- FACTORS FOR FORWARD LOOKING INFORMATION" FOR INFORMATION WITH RESPECT TO THE FACTORS THAT MAY AFFECT SUCH INFORMATION. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PROJECTIONS AND FORECASTS FURNISHED TO THE FINANCIAL ADVISORS RENDERING THE OPINIONS DESCRIBED ABOVE WERE PREPARED BY THE RESPECTIVE MANAGEMENTS OF AETNA OR U.S. HEALTHCARE. NEITHER AETNA NOR U.S. HEALTHCARE PUBLICLY DISCLOSES INTERNAL MANAGEMENT PROJECTIONS OF THE TYPE PROVIDED TO SUCH FINANCIAL ADVISORS IN CONNECTION WITH SUCH INVESTMENT BANKS' ANALYSIS OF THE MERGERS, AND SUCH PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD PUBLIC DISCLOSURE. THESE PROJECTIONS WERE BASED ON NUMEROUS VARIABLES AND ASSUMPTIONS THAT ARE INHERENTLY UNCERTAIN AND MAY BE BEYOND THE CONTROL OF MANAGEMENT, INCLUDING, WITHOUT LIMITATION, FACTORS RELATED TO GENERAL ECONOMIC AND COMPETITIVE CONDITIONS AND PREVAILING INTEREST RATES. ACCORDINGLY, ACTUAL RESULTS COULD VARY SIGNIFICANTLY FROM THOSE SET FORTH IN SUCH PROJECTIONS.


MERGER CONSIDERATION

     U.S. Healthcare. Upon consummation of the U.S. Healthcare Sub Merger, each share of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock outstanding immediately prior to the Merger Date (except for shares held by U.S. Healthcare as treasury stock, certain shares held by Aetna or subsidiaries of Aetna and shares for which dissenters' rights have been properly exercised and perfected) shall be converted into:

          (a) the right to receive 0.2246 shares of Parent Common Stock, together with 0.2246 Parent Rights;

          (b) the right to receive 0.0749 shares of Parent Mandatorily Convertible Preferred Stock; and


          (c) the right to receive $34.20 in cash without interest (the "Cash Consideration", and together with the Parent Common Stock, Parent Rights and Parent Mandatorily Convertible Preferred Stock referred to above, the "U.S. Healthcare Merger Consideration"). See "The Amended Merger
     Agreement -- Conditions to the Mergers" for information with respect to circumstances in which the cash portion of the U.S. Healthcare Merger Consideration might be increased. For a description of the Parent Common Stock, see "Description of Parent Capital Stock -- Parent Common Stock" for a description of the Parent Mandatorily Convertible Preferred Stock, see "Description of Parent Capital Stock -- Parent Mandatorily Convertible Preferred Stock" and for a description of the Parent Rights, see "Description of the Parent Rights."



     Prior to the Merger Date there has been no public market for the Parent Common Stock or Parent Mandatorily Convertible Preferred Stock.


     Notwithstanding the foregoing, holders of U.S. Healthcare Stock otherwise entitled to fractional shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, will be entitled to receive, from First Chicago Trust Company of New York, as exchange agent (the "Exchange Agent"), in accordance with the Merger Agreement, a cash payment in lieu of such fractional shares, representing such holder's proportionate interest, if any, in the net proceeds from the sale by the Exchange Agent in one or more transactions (which sale transactions shall be made at such times, in such manner and on such terms as the Exchange Agent shall determine in its reasonable discretion) on behalf of all such holders of the aggregate of the fractional shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, which would otherwise have been issued.


     Each share of U.S. Healthcare Stock held by U.S. Healthcare as treasury stock or owned by Aetna or any subsidiary of Aetna immediately prior to the Merger Date shall be canceled and no payment shall be made with respect thereto; provided that any shares of U.S. Healthcare Stock (i) held by Aetna or any subsidiary of Aetna for the account of another person or entity, (ii) as to which Aetna or any subsidiary or affiliate of Aetna is or may be required to act as a fiduciary or in a similar capacity or (iii) the cancellation of which would violate any legal duties or obligations of Aetna or any subsidiary or affiliate of Aetna shall not be canceled.



     Aetna. Upon consummation of the Aetna Sub Merger, pursuant to the Merger Agreement, each share of Aetna Common Stock outstanding immediately prior to the Merger Date (except for shares held by Aetna as treasury stock, shares held by U.S. Healthcare or subsidiaries of U.S. Healthcare and shares for which objecting shareholders' rights have been properly exercised and perfected) shall be converted into one share of Parent Common Stock, together with one Parent Right (the "Aetna Merger Consideration" and, together with the U.S. Healthcare Merger Consideration, the "Merger Consideration"). Prior to the Merger Date, there has been no public market for the Parent Common Stock or Parent Mandatorily Convertible Preferred Stock. Each share of Aetna Common Stock held by Aetna as treasury stock or owned by U.S. Healthcare or any subsidiary of U.S. Healthcare immediately prior to the Merger Date shall be canceled and no payment shall be made with respect thereto.



     Stock Options and Benefit Plans. For a description of the treatment of the U.S. Healthcare and Aetna stock options and employee benefit plans, see "The Amended Merger Agreement -- Stock Options and Benefit Plans."


     Appraisal Rights. Holders of Aetna Common Stock and U.S. Healthcare Common Stock are entitled to exercise dissenting or objecting, as applicable, shareholders' rights in connection with the Mergers. See "The
Mergers -- Appraisal Rights."


     Parent Rights. The Parent Rights have certain anti-takeover effects. The Parent Rights will cause substantial dilution to a person or group that attempts to acquire Parent on terms not approved by the Parent Board of Directors, except pursuant to an offer conditioned on a substantial number of Parent Rights being acquired. See "Description of Parent Rights."



FINANCING OF THE U.S. HEALTHCARE MERGER CONSIDERATION


     Of the approximately $5.3 billion required to pay the Cash Consideration pursuant to the U.S. Healthcare Sub Merger and fees and expenses related to the Mergers, it is currently anticipated that (i) approximately $3.9 billion will be funded out of the proceeds of the sale of Aetna's property-casualty operations and (ii) approximately $1.4 billion will be funded out of a combination of the net proceeds of the proposed issuance by Aetna of commercial paper and borrowings under a new Aetna credit facility.

     It is currently expected that any commercial paper to be issued by Aetna will be unsecured and guaranteed by Parent.

     In connection with the Mergers, Aetna has received a commitment letter dated May 14, 1996 (the "Commitment Letter") and term sheet (the "Term Sheet") executed by Morgan Guaranty Trust Company of New York ("Morgan"), J.P. Morgan Securities Inc. ("JPMSI"), Deutsche Bank AG, New York and/or Cayman Island Branch ("Deutsche"), Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("DMG"), The Chase Manhattan Bank, N.A. ("Chase"), Chase Securities Inc. ("Chase Securities"), Citibank, N.A. ("Citibank") and Citicorp Securities Inc. ("Citicorp Securities") pursuant to which JPMSI has agreed, on the terms and subject to the conditions set forth in the Commitment Letter and Term Sheet, to arrange a credit facility (the "Credit Facility") in the amount of $2.5 billion for Aetna. On the terms and subject to the conditions set forth in the Commitment Letter and Term Sheet, Morgan has committed to lend $500 million, Deutsche has committed to lend $400 million and each of Chase and Citibank has committed to lend $300 million. The foregoing commitments of Morgan, Deutsche, Chase and Citibank are subject, among other things, to the arrangement of commitments from other banks for the remaining $1 billion. Aetna's obligation to consummate the U.S. Healthcare Sub Merger is not subject to obtaining the required financing. As used herein, the term "Banks" means Morgan, Deutsche, Chase, Citibank and the other banks which commit to lend under the proposed credit facility (all of which must be acceptable to Aetna, JPMSI and DMG).


     The following summary of the Commitment Letter and the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter and the Term Sheet, copies of which have been filed as exhibits to the Registration Statement of which this Joint Proxy
Statement/Prospectus is a part and are incorporated by reference herein.

     The Commitment Letter and Term Sheet provide for a five-year revolving credit facility in an aggregate amount of $2.5 billion. Until the Merger Date, the aggregate principal amount of loans outstanding may not exceed $1 billion. Aetna may borrow up to $1.4 billion under the Credit Facility to fund a portion of the Cash Consideration and to pay a portion of the fees and expenses incurred in connection with the Mergers. Thereafter, the Credit Facility will remain available for general corporate purposes, including, without limitation, to backstop any commercial paper to be issued from time to time by Parent, whether in connection with the Mergers or otherwise.

     Pursuant to the Term Sheet, borrowings under the Credit Facility may be used for general corporate purposes, including payment of the Cash Consideration and fees and expenses incurred in connection with the Mergers.


     Interest on borrowings under the Credit Facility will be determined based on the type of borrowing selected by Aetna from time to time. The four borrowing options are: LIBOR, Adjusted CD, Base Rate and Money Market. Interest on LIBOR borrowings will be the rate at which Eurodollar deposits for one, two, three or six months are offered by certain reference banks to prime banks in the London interbank market in amounts comparable to such reference banks' respective shares of the relevant borrowing, plus the applicable spread. Interest on Adjusted CD borrowings will be the reference banks' certificate of deposit rate for 30, 60, 90 or 180 day deposits in amounts comparable to such reference banks' respective shares of the relevant borrowing, plus the applicable spread. Interest on Base Rate borrowings will be the higher of (i) Morgan's prime rate or (ii) the federal funds rate plus 0.50%. Pursuant to the Money Market option, Aetna may request Morgan, as Administrative Agent, to solicit competitive bids from the Banks. Each Bank will bid at its own discretion for amounts up to the total amount of the unused commitments and Aetna will be under no obligation to accept any of the bids. The calculation of the applicable spread will be based upon the ratings from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and Duff and Phelps Inc. given to Aetna's senior unsecured long-term debt. After the Merger Date, such debt may include any such indebtedness that is guaranteed by Parent, as guarantor under the proposed credit agreement.



     A facility fee will be payable to each Bank based on such Bank's commitment, regardless of whether the Credit Facility is drawn or undrawn, except fees in respect of commitments in excess of $1 billion will not commence to accrue until the earlier of the Merger Date and one month after execution of the definitive documentation for the Credit Facility.



     The Term Sheet specifies that the Banks' obligation to effect the closing of the proposed Credit Facility is subject to conditions customary for financings of this type, including without limitation: (i) negotiation and execution of satisfactory documentation; (ii) accuracy of representations and warranties; (iii) termination of

Aetna's existing credit agreement; and (iv) receipt of customary closing certificates, opinions and evidence of authority.


     The proposed credit agreement will include conditions to borrowing customary for financings of this type, including without limitation: (i) timely receipt of a borrowing notice; (ii) absence of defaults; and (iii) accuracy of specified representations and warranties. If the Merger Date occurs more than 120 days after execution of the proposed credit agreement, availability of the $1.5 billion incremental portion of the facility is conditional upon there being no material adverse change in the business, financial position or results of operations of Parent and its consolidated subsidiaries, including U.S. Healthcare, taken as a whole, since March 31, 1996.



     The proposed credit agreement will contain representations and warranties relating to Aetna and, on and after the Merger Date, Parent, as guarantor under the proposed credit agreement, and specified subsidiaries which are customary for financings of this type, including without limitation: (i) corporate existence; (ii) corporate and government authorization, no contravention and binding effect; (iii) financial information; (iv) no material adverse change;
(v) no material litigation; (vi) compliance with ERISA (as defined below); (vii) status of principal subsidiaries; and (viii) compliance with applicable laws (excluding environmental laws).


     The proposed credit agreement will also contain covenants applicable to Aetna, Parent and specified subsidiaries which are customary for financings of this type, including without limitation: (i) provision of financial and other information; (ii) conduct of business; (iii) equal and ratable lien protection (applicable to common stock of specified subsidiaries of Aetna and, on and after the Merger Date, of Parent); (iv) limitations on consolidations, mergers and sales of assets; (v) use of proceeds; (vi) "most favored lender" treatment of cross defaults (applicable to Aetna and Parent); (vii) compliance with laws, including ERISA but excluding environmental laws; and (viii) prior to the Merger Date, adjusted consolidated net worth (adjusted to exclude net unrealized capital gains and losses) of Aetna not less than $5 billion and, on and after the Merger Date 75% of projected adjusted consolidated net worth (adjusted as set forth above) of Parent on the Merger Date.


     The proposed credit agreement will contain events of default which are customary for financings of this type, including without limitation: (i) nonpayment of principal, interest or fees; (ii) violation of covenants; (iii) material breach of representations or warranties; (iv) cross acceleration to other indebtedness of Aetna, Parent or specified subsidiaries; (v) bankruptcy or insolvency of Aetna, Parent or specified subsidiaries; and (vi) change of ownership or control of more than 35% of Aetna (prior to the Merger Date) or Parent (on and after the Merger Date). On and after the Merger Date, the due and punctual payment of the principal and interest of the loans made under this facility will be unconditionally guaranteed by Parent, as guarantor under the proposed credit agreement.



     It is anticipated that the indebtedness incurred by Aetna through borrowings under the proposed credit facility, the issuance of commercial paper or any alternative financing arrangements will be repaid from funds generated internally by Parent and its subsidiaries and/or from other sources which may include the proceeds of the private or public sale of securities. No final decisions have been made concerning the method Parent will employ to repay such indebtedness.


MERGER DATE


     The Mergers will become effective upon the filing of Articles of Merger for the U.S. Healthcare Sub Merger with the Department of State of the Commonwealth of Pennsylvania and a Certificate of Merger for the Aetna Sub Merger with the Secretary of the State of the State of Connecticut. Such filings are anticipated to take place as soon as practicable after receipt of shareholder approval, all required regulatory approvals and the satisfaction or waiver of the other conditions to the Mergers. It is currently anticipated that the Merger Date will occur during the third quarter of 1996. There can be no assurance, however, that the required regulatory approvals will be obtained, or that the other conditions to the Mergers will be satisfied, by such date. See "The Amended Merger Agreement -- Conditions to the Mergers" and " Other Matters -- Regulatory Approvals."

CONVERSION OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES; DIVIDENDS; NO FRACTIONAL SHARES


     U.S. Healthcare. Promptly after the Merger Date, transmittal forms will be mailed to each holder of record of U.S. Healthcare Stock to be used in forwarding certificates evidencing such shares for surrender and exchange for certificates evidencing the shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock, together with the cash, to which such holder has become entitled. After receipt of such transmittal form each holder of certificates formerly representing shares of U.S. Healthcare Stock should surrender such certificates, together with a properly completed and duly executed transmittal form, to the Exchange Agent, and each holder will receive in exchange therefor certificates evidencing the whole number of shares of Parent Common Stock (and related Parent Rights) and Parent Mandatorily Convertible Preferred Stock together with the cash to which such holder is entitled. Such transmittal forms will be accompanied by instructions specifying other details of the exchange. No fractional shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock will be issued to holders of U.S. Healthcare Stock. See "--Merger Consideration -- U.S. Healthcare" above for information concerning cash payments in lieu of fractional shares.


     Until a holder of U.S. Healthcare Stock so surrenders his or her certificates representing shares of U.S. Healthcare Stock, such certificates will, after the Merger Date, represent for all purposes only the right to receive the U.S. Healthcare Merger Consideration and the other amounts, if any, specified in the Amended Merger Agreement, subject to any dissenters' rights available. No dividends or other distributions with respect to the Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, constituting a portion of the U.S. Healthcare Merger Consideration will be paid to the holder of any unsurrendered certificate representing shares of U.S. Healthcare Stock until such certificate is surrendered in accordance with the Amended Merger Agreement. Subject to the effect of applicable laws, following such surrender, there will be paid, without interest, to the record holder of the certificates representing the Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Merger Date payable prior to or on the date of such surrender with respect to such whole shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Merger Date but prior to the date of surrender and a payment date subsequent to the date of surrender payable with respect to such whole shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, less the amount of any withholding taxes which may be required thereon.


     U.S. HEALTHCARE SHAREHOLDERS SHOULD NOT SURRENDER THEIR SHARE CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM.



     Aetna. On the Merger Date, all outstanding shares of Aetna Common Stock will be canceled and each certificate theretofore representing any such shares, without any action on the part of the holder thereof, shall be deemed to represent an equivalent number of shares of Parent Common Stock (and related Parent Rights).


     Shares of Aetna Common Stock held pursuant to Aetna's Dividend Reinvestment and Stock Purchase Plan are expected to be converted into shares of Parent Common Stock on the Merger Date and to remain in a substantially identical plan to be adopted by Parent.

     AETNA SHAREHOLDERS ARE NOT REQUIRED TO SURRENDER THEIR SHARE CERTIFICATES FOR EXCHANGE.


     From and after the Merger Date, all shares of U.S. Healthcare Stock converted into the U.S. Healthcare Merger Consideration and all shares of Aetna Common Stock converted into the Aetna Merger Consideration will no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the rights to receive the U.S. Healthcare Merger Consideration or Aetna Merger Consideration, as applicable, the right to exercise dissenters' rights or objecting shareholders' rights in accordance with and subject to the provisions of the

Pennsylvania Law (as defined below) or the Connecticut Law (as defined below), as applicable, and other rights specified in the Amended Merger Agreement.


STOCK OPTIONS; RESTRICTED STOCK


     U.S. Healthcare. As of June 3, 1996, there were unexercised options outstanding to purchase approximately 3,661,000 shares of U.S. Healthcare Common Stock at prices ranging from $4.74 to $48.04 per share. As of that date, all such options were exercisable.


     As of the date of the Merger Agreement, each then-outstanding option granted to (i) a U.S. Healthcare employee to acquire U.S. Healthcare Common Stock (a "U.S. Healthcare Employee Stock Option") and (ii) each outstanding option granted to a non-employee to acquire U.S. Healthcare Stock (a "U.S. Healthcare Non-Employee Stock Option" and together with the U.S. Healthcare Employee Stock Options, the "U.S. Healthcare Stock Options"), in each case, under any incentive plan of U.S. Healthcare, became fully vested and exercisable. On the Merger Date, each U.S. Healthcare Stock Option then outstanding will be canceled and treated as follows:

          (i) with respect to all U.S. Healthcare Non-Employee Stock Options and the number of shares subject to U.S. Healthcare Employee Stock Options held by each holder which, if all such holder's canceled U.S. Healthcare Employee Stock Options were exercised immediately prior to the Merger Date, would give rise to 40% of the income which would be recognized by such holder upon such exercise (assuming, for these purposes, that all such options were nonqualified options) (the "Initial Number of U.S. Healthcare Option Shares"), Parent will issue in substitution therefor options to purchase Parent Common Stock on the terms and conditions described below (each such substitute option, a "U.S. Healthcare Substitute Option"). U.S. Healthcare Substitute Options will be issued under the Aetna Inc. 1996 Stock Incentive Plan which complies in all respects with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act"). The number of shares of Parent Common Stock subject to each such U.S. Healthcare Substitute Option and the exercise price thereunder will be computed in compliance with the requirements of Section 424(a) of the Code, and each such U.S. Healthcare Substitute Option will otherwise be subject to the other applicable terms and conditions of the U.S. Healthcare Stock Option for which it is substituted. Without limiting the generality of the foregoing, (A) the exercise price of each U.S. Healthcare Substitute Option will equal the exercise price of the U.S. Healthcare Stock Option for which such U.S. Healthcare Substitute Option was substituted, multiplied by a fraction, the numerator of which is the average closing price of Parent Common Stock for the five trading days following the Merger Date ("X") and the denominator of which is the closing price of U.S. Healthcare Stock on the last trading day preceding the Merger Date ("Y") and (B) the number of shares subject to such U.S. Healthcare Substitute Option will equal the Initial Number of U.S. Healthcare Option Shares, multiplied by a fraction, the numerator of which is Y and the denominator of which is X. The U.S. Healthcare Stock Options for which U.S. Healthcare Substitute Options will be issued with respect to each holder shall be selected in the following order:

             (1) first, incentive stock options, and

             (2) second, nonqualified options,

        in each case giving priority to those with the highest exercise price.

          (ii) with respect to each remaining canceled U.S. Healthcare Employee Stock Option, the holder will receive in cash, as promptly as possible but in no event more than 10 business days following the Merger Date, an amount equal to the excess of (A) the closing price of U.S. Healthcare Stock on the last trading day preceding the Merger Date, over (B) the exercise price of such U.S. Healthcare Stock Option, multiplied by the number of shares of U.S. Healthcare Stock subject to such remaining U.S. Healthcare Employee Stock Option.

     As of the date of the Merger Agreement, each then-outstanding share of restricted stock of U.S. Healthcare issued to U.S. Healthcare employees (the "U.S. Healthcare Restricted Stock") became fully vested. Each outstanding share of restricted stock of U.S. Healthcare issued to any Person who is not an employee of U.S. Healthcare will become fully vested and entitled to receive the U.S. Healthcare Merger Consideration on the Merger Date. As of June 3, 1996, there were outstanding 509,548 shares of U.S. Healthcare restricted stock.


     Aetna. As of May 20, 1996, there were 5,511,962 unexercised options outstanding under various employee stock option plans of Aetna to purchase shares of Aetna Common Stock at prices ranging from $41.50 to $75.50 per share. As of that date, 2,585,580 options to purchase shares of Aetna Common Stock were exercisable and 2,926,482 options were not exercisable.

     Pursuant to the Amended Merger Agreement, on the Merger Date, each outstanding option to purchase shares of Aetna Common Stock (an "Aetna Stock Option") under any of Aetna's incentive plans, whether vested or unvested, will be canceled and Parent will issue in substitution therefor an option to purchase Parent Common Stock on the terms and conditions described below (each such replacement option an "Aetna Substitute Option"). Aetna Substitute Options will be issued under the Aetna Inc. 1996 Stock Incentive Plan which complies in all respects with the applicable requirements of Rule 16b-3 promulgated under the 1934 Act. The number of shares of Parent Common Stock subject to each such Aetna Substitute Option and the exercise price thereunder shall be equal to the number of shares of Aetna Common Stock subject to the Aetna Stock Option and the exercise price thereunder that such Aetna Substitute Option replaces and in compliance with the requirements of Section 424(a) of the Code, each such Aetna Substitute Option shall be subject to substantially all of the other terms and conditions (including vesting schedule) of the Aetna Stock Option it replaces.

     Approval of the Amended Merger Agreement will constitute approval of the portion of the Aetna Inc. 1996 Stock Incentive Plan that allows for the conversion of stock options pursuant to the Amended Merger Agreement. See "Aetna Inc. 1996 Stock Incentive Plan".

DIVIDENDS


     Parent intends, upon consummation of the Mergers, to set its quarterly dividend at an annual payout rate of between 10% to 20% of operating earnings (which excludes net realized capital gains or losses) before amortization of goodwill and other intangibles related to the Mergers. Pursuant to the Amended Merger Agreement, Aetna has agreed that after the Merger Date, subject to applicable law, the initial annual dividend on Parent Common Stock will not be less than $0.80 per share of Parent Common Stock. Further, the initial dividend on Parent Common Stock affects the dividend rate paid on Parent Mandatorily Convertible Preferred Stock. The dividend rate on Parent Mandatorily Convertible Preferred Stock is subject to a one-time increase in accordance with a specified formula in the event that the initial annual dividend per share on Parent Common Stock on the Merger Date is more than $0.83 per share. Due to this and other factors, Parent currently expects that, subject to applicable law, the initial dividend on Parent Common Stock will be approximately $0.80 to $0.83 per share (on an annualized basis). The Board of Directors of Parent will review the cash dividend each quarter after interim operating earnings are known. See "Description of Parent Capital Stock -- Parent Mandatorily Convertible Preferred Stock -- Dividends" for a description of the determination of the dividend rate of the Parent Mandatorily Convertible Preferred Stock.


NYSE LISTING


     The Parent Common Stock and Parent Mandatorily Convertible Preferred Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. Prior to the Merger Date, there has been no public market for Parent Common Stock or Parent Mandatorily Convertible Preferred Stock.


EXPENSES

     Except under some circumstances in the case of termination of the Amended Merger Agreement and except for the costs of this Joint Proxy
Statement/Prospectus (which will be shared equally by Aetna and U.S. Healthcare), all costs and expenses incurred in connection with the Amended Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such costs or expenses.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS


  Board of Directors and Executive Officers of Parent Generally


     From and after the Merger Date, until successors are duly elected or appointed and qualified in accordance with applicable law, the Board of Directors of Parent will consist of the Board of Directors of Aetna immediately prior to the Merger Date, and, no later than sixty days following the Merger Date, the Board of Directors of Parent will be expanded to include Leonard Abramson, Chairman of U.S. Healthcare (the "Principal Shareholder"), and two other persons initially designated by U.S. Healthcare prior to the Merger Date (the Principal Shareholder and such Persons, the "U.S. Healthcare Designees"). Thereafter, if any of the U.S. Healthcare Designees (with the exception of the Principal Shareholder) is unable or unwilling to serve on the Board of Directors of Parent during the two year period after the Merger Date, the successor or successors will be selected by the Principal Shareholder. See "Management." Mr. Ronald E. Compton, Chairman and chief executive officer of Aetna, will serve as Chairman and chief executive officer of Parent. A number of officers and key employees of U.S. Healthcare have entered into employment agreements pursuant to which they will serve as officers or key employees of the Combined Health Operations. See "--U.S. Healthcare -- Officers and Directors" below. In addition, the individuals referred to under "Management -- Executive Officers" will be executive officers of Parent.

  U.S. Healthcare

     Officers and Directors

     Certain members of U.S. Healthcare's management and U.S. Healthcare's Board of Directors may be deemed to have certain interests in the Merger that are in addition to their interests as shareholders of U.S. Healthcare generally. The U.S. Healthcare Board of Directors was aware of these interests and considered them, among other matters, in approving the Amended Merger Agreement and the transactions contemplated thereby.

     Described below are material employment agreements that are currently in effect or will take effect upon the Merger, other arrangements with the Principal Shareholder and the terms of the Amended Merger Agreement that relate to the treatment of equity-based awards and other employee matters. The following description of various agreements is qualified in its entirety by reference to the complete text of the relevant agreements, copies of certain of which are filed as exhibits to the Registration Statement on Form S-4 of which this Joint Proxy Statement/Prospectus is a part and which are incorporated by reference herein.


     Agreement With Principal Shareholder. In connection with the proposed Mergers, Parent has entered into an Amended and Restated Agreement (the "Agreement with Principal Shareholder") with Leonard Abramson, Chairman of U.S. Healthcare, dated as of May 30, 1996, which will take effect upon the Merger Date. The term of the Agreement with Principal Shareholder is five years commencing on the Merger Date and ending on the fifth anniversary thereof, subject to annual one-year extensions beginning on the fourth anniversary of the Merger Date unless either party gives notice of nonextension at least 180 days prior to such anniversary.


     The Agreement with Principal Shareholder provides that, in consideration of the Principal Shareholder's agreement to make himself reasonably available to the chief executive officer of Parent to provide advice on the strategic business activities, marketing strategies and public relations efforts of U.S. Healthcare and Parent during normal business hours, Parent will pay the Principal Shareholder a consulting fee of two million dollars per year, and will provide the Principal Shareholder with life, disability, accident, and health insurance benefits substantially similar to those which he receives or to which he is currently entitled from U.S. Healthcare.

     Pursuant to the terms of the Agreement with Principal Shareholder, the Principal Shareholder is prohibited, during the initial and any extended term of such agreement and for a five-year period thereafter (regardless of the reason for the termination of the Principal Shareholder's services), from: (i) engaging after the Merger Date (whether in the United States or, generally, in any other country in which Parent or any of its affiliates is engaged, in any health care operations) in a business that is, at that time, in competition with any of the health care operations conducted directly or indirectly by Parent or any of its affiliates; (ii) soliciting or accepting the business of any supplier, customer or client of Parent or any of its affiliates or any person or entity whose business has been solicited by the Principal Shareholder during the twelve-month period prior to the termination of the Principal Shareholder's services; (iii) subject to certain limited exceptions, hiring or attempting to hire any employee or consultant of Parent or any of its affiliates, or inducing or attempting to induce any employee or consultant of Parent or any of its affiliates to terminate employment with Parent or any of its affiliates or to enter a business relationship with any other person or entity; or (iv) engaging in any activity to interfere with, disrupt or damage the business of Parent or any of its affiliates. In consideration for the Principal Shareholder's agreement to abide by such covenants, Parent will pay the Principal Shareholder:
(x) on the Merger Date, ten million dollars; (y) during the five-year period commencing on the Merger Date, one million dollars per year; and (z) a final lump sum payment of ten million dollars, payable upon the later of the first business day that is seven months after the last day on which the Principal Shareholder served as a director of Parent and the termination or expiration of the consulting period, in the case of (x) to be paid three-fourths in cash and one-fourth in shares of Parent Common Stock, in the case of (y) to be paid in cash and in the case of (z) to be paid in shares of Parent Common Stock.


     In addition, the Agreement with Principal Shareholder provides that, on the Merger Date, Parent will transfer to the Principal Shareholder ownership of a certain aircraft (currently owned by a subsidiary of U.S. Healthcare), which had a net book value of $19.6 million as of March 31, 1996 and an approximate market value of $25 million. In addition, during the term of the Agreement with Principal Shareholder, Parent will pay the operating costs of such aircraft, on an after-tax basis, up to a maximum amount of two million dollars.


     The Agreement with Principal Shareholder provides that, in the event of the termination of the Principal Shareholder's services by reason of death, "disability" (as defined in the Agreement with Principal Shareholder) or by Parent without "cause" (as defined in the Agreement with Principal Shareholder), Parent will (i) pay the Principal Shareholder (or his estate or legal representative) the consulting fees to which he would have been entitled had he continued working through the remainder of the term of the Agreement with Principal Shareholder, payable in a lump sum; (ii) continue to make any remaining payments to be made in consideration of the noncompetition covenants described above; and (iii) continue all disability, accident or health insurance coverage through the remainder of the term of the Agreement with Principal Shareholder. In the event of the resignation of the Principal Shareholder, he will continue to receive any remaining payments to be made in consideration of the noncompetition covenants described above. The Agreement with Principal Shareholder provides for a payment, if necessary, intended to make Mr. Abramson whole for any excise tax imposed under Section 4999 of the Code with respect to any payment or benefits that he may receive under such agreement or any other plan, arrangement or agreement in effect on the date of the Merger Agreement. See "Management -- Compensation of Directors."


     Pursuant to the terms of the employment agreement dated as of January 1, 1993, between Mr. Abramson and U.S. Healthcare, upon the termination of Mr. Abramson's employment on the Merger Date, he will be entitled to a severance payment in an amount equal to his then current Base Salary (as defined in such employment agreement) for the balance of the five-year employment term which expires on December 31, 1997, the pro rata portion of other cash compensation including performance bonus and deferred compensation for the period up to and including the date of termination and all other employee benefits to which the Principal Shareholder is entitled or the cash equivalent thereof.

     In connection with approving the Merger Agreement, the U.S. Healthcare Board of Directors authorized and directed that all compensation earned but deferred by Mr. Abramson (including, without limitation, the portion of the 1995 bonus deferred by Mr. Abramson in the amount of $910,488) will be paid to Mr. Abramson on the Merger Date. In addition, pursuant to the Merger Agreement and the U.S. Healthcare, Inc. Incentive Plan (the "U.S. Healthcare Incentive Plan"), each outstanding option held by Mr. Abramson became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Amended Voting Agreement. See "Other Information for U.S. Healthcare Annual Meeting -- Report of the Compensation Committee of the Board of Directors on Executive Compensation for the Fiscal Year Ended December 31, 1995."

     Employment Agreements. Consistent with the goal of both companies to retain the skills and expertise of the senior management of U.S. Healthcare, in connection with the execution of the Merger Agreement, U.S. Healthcare has entered into employment agreements (each, an "Employment Agreement"), effective as of March 30, 1996 (the "Effective Date"), with each of the following of its senior officers: Michael J. Cardillo, Co-President; James H. Dickerson, Jr., Chief Financial Officer; Arthur N. Leibowitz, M.D., Chief Medical Officer; Timothy E. Nolan, Senior Sales Officer; Joseph T. Sebastianelli, Co-President; and David F. Simon, Chief Legal Officer. Certain of these employment agreements are filed as exhibits to the Registration Statement of Aetna Inc. on Form S-4 of which this Joint Proxy Statement/Prospectus is a part and are incorporated herein by reference. Each Employment Agreement will be assumed by Parent at the Merger Date (each of U.S. Healthcare and Parent is sometimes hereinafter referred to as the "Employer") and each of the above-named executives will assume similar positions with respect to the health operations of the combined business at such time. Each Employment Agreement has an initial term of five years with automatic one-year extensions commencing on the fifth anniversary of the Merger Date (or, if the Mergers are not consummated, on the fifth anniversary of the Effective Date) unless notice of nonextension is given at least 180 days prior to such anniversary. Each Employment Agreement provides for: (i) a base salary at least equal to the executive's annual salary rate (including deferred compensation) for 1996; (ii) an annual target bonus equal to 80% of such executive's base salary upon the attainment of reasonable corporate performance goals, provided that (A) the bonus payment in respect of 1997 must at least equal the target bonus for such fiscal year, and (B) if the Merger Date occurs prior to December 31, 1996, the bonus payment in respect of 1996 can be no less than that which the executive would have received (as determined by U.S. Healthcare) had the Merger Date occurred subsequent to such date; (iii) grants of options, shares of restricted stock and other equity-based awards on terms no less favorable than such grants are made to similarly situated executives of the Employer and its subsidiaries; and (iv) benefits (including retirement, group life, medical, dental and disability benefits) on a basis reasonably comparable in the aggregate to those provided to the executive immediately prior to the Merger Date, or if more favorable to the executive, to those provided to other senior officers of Parent and its subsidiaries.


     Each Employment Agreement provides for the payment, at the Merger Date, of
(i) a sign-on bonus (the "Cash Bonus") equal to the sum of the executive's then-current annual salary (including deferred compensation) plus the amount of such executive's 1995 bonus (or 1996 bonus, if the Merger Date follows December 31, 1996 and such 1996 bonus is larger); and (ii) a "stay" bonus in the form of a grant, as of the Merger Date, of that number of shares of restricted Parent Common Stock equal to the Cash Bonus amount divided by the average closing price per share (the "Price Per Share") of Parent Common Stock over the ten trading days following the consummation of the Merger (such grant of restricted Parent Common Stock hereinafter referred to as the "Restricted Stock Bonus"). Restrictions with respect to the Restricted Stock Bonus will lapse upon the second anniversary of the date of grant, or, if earlier, (i) upon a change in control of Parent or (ii) upon termination of the executive's employment (a) by reason of death or "disability," (b) by the Employer other than for "cause" or
(c) by the executive for "good reason" (each such term, as defined in the Employment Agreements). As of the Merger Date (assuming the Mergers occur in
1996), each of U.S. Healthcare's executives would receive a Cash Bonus and a Restricted Stock Bonus, assuming a Price Per Share of $76 1/8 for Parent Common Stock, in the following approximate amounts: Mr. Cardillo, $1,354,380 and 17,792 shares; Mr. Dickerson, $865,991 and 11,376 shares; Dr. Leibowitz, $565,886 and 7,434 shares; Mr. Nolan, $865,991 and 11,376 shares; Mr. Sebastianelli, $1,354,380 and 17,792 shares; and Mr. Simon, $847,007 and 11,127 shares.

     Each Employment Agreement provides that the executive may not sell or otherwise dispose (with specified exceptions) of (i) during the period commencing with the Effective Date and ending on the Merger Date, any shares of U.S. Healthcare Common Stock, including shares subject to option, except for the partial cash-out of such shares and options in connection with the Mergers (see "-- Stock Options; Restricted Stock") and (ii) during the one-year period following the Merger Date, any shares of Parent Common Stock. Each Employment Agreement also provides that, in consideration of the executive's agreement to such restrictions, each executive will be reimbursed for all income and employment taxes (and all income and employment taxes on the reimbursement amount) payable by the executive as the result of the acceleration of the vesting of U.S. Healthcare Restricted Stock on March 30, 1996 or as the result of the partial cash-out of shares of such stock still subject to options as of the Merger Date. Assuming a price per share of $57 for U.S. Healthcare Common Stock, the approximate amounts of such income and employment tax reimbursements would be as follows: Mr. Cardillo, $1,800,000; Mr. Dickerson, $1,600,000; Dr. Leibowitz, $500,000; Mr.
Nolan, $1,600,000; Mr. Sebastianelli, $1,800,000; and Mr. Simon, $1,100,000.

     Each Employment Agreement provides that, if the executive's employment under the Employment Agreement is terminated by the Employer other than for "cause" or "disability" or by the executive for "good reason," the executive will be entitled to receive the following payments and benefits: (i) a payment in cash equal to three times the sum of (A) the higher of the executive's base salary as in effect immediately prior to the event or circumstance upon which termination of employment is based and the executive's annual base salary (including amounts deferred for the applicable year and any interest accrued thereon) in effect immediately prior to the Merger Date, and (B) the then-current annual target bonus, 50% of such payment to be paid in a lump sum on the date of termination and, subject to compliance with the noncompetition provisions of the Employment Agreement, the remaining 50% to be paid in a lump sum on the first anniversary of the date of termination of employment); (ii) a pro rata portion, to the date of termination, of the higher of the actual or target value of any contingent annual bonus award made to the executive for any then uncompleted fiscal year under any bonus plan (other than the fiscal year commencing in 1996); (iii) for thirty-six months immediately following the date of such termination, the continuation of substantially the same welfare and pension benefits as the executive is receiving immediately prior to termination of employment, subject to offset by any such benefits received without cost during such thirty-six month period; and (iv) if the executive would have become entitled to benefits under the Employer's postretirement health care or life insurance plans during the thirty-six month period following the date of termination of employment, the provision of such postretirement benefits beginning on the later of (A) the date the executive would have become eligible for such benefits and (B) the date on which the welfare benefits described in the immediately preceding clause will terminate. Each Employment Agreement also provides that, in the event of such a termination, all outstanding equity-based awards granted following the Merger Date under Parent incentive plans will continue to vest for one year following the date of termination of the executive's employment and will remain exercisable through the 90-day period following such one-year period. In the event that the executive's employment under the Employment Agreement is terminated by reason of death or "disability," each of the Employment Agreements provides that the executive (or his estate or legal representative) will continue to receive his base salary and annual bonus for the one-year period following such termination. Notwithstanding the foregoing, the termination of Messrs. Cardillo's and Sebastianelli's employment during the first two years of the employment term requires a vote of two-thirds of the Board of Directors of Parent, which two-thirds must include one of the U.S. Healthcare Designees.

     Each Employment Agreement also provides for a payment, if necessary, intended to reimburse the executive for any excise tax imposed under section 4999 of the Code with respect to any payment or benefits that the executive may receive under his Employment Agreement or any other plan, arrangement or agreement, and all income, employment and excise taxes thereon.


     U.S. Healthcare has also entered into employment agreements with twenty-seven of its executives on terms substantially similar to those of the Employment Agreements, except that: (i) annual target bonuses under these agreements will be as determined by U.S. Healthcare prior to the Merger Date, not to exceed 50% of base salary; (ii) no Cash Bonuses or Restricted Stock Bonuses are provided under these agreements; (iii) there are no restrictions on the sale of U.S. Healthcare Common Stock or Parent Common Stock, and no reimbursement of any income or employment taxes imposed upon the vesting of restricted shares, or the acceleration of exercisability of options for the purchase, of U.S. Healthcare Common Stock are provided under these agreements;
(iv) the lump sum severance benefit under these agreements is based upon a multiplier of two, rather than three; and (v) the continuation of retirement and welfare benefits is for a twenty-four, rather than a thirty-six, month period following termination of employment. Each such employment agreement will be assumed by Parent on the Merger Date. The executives with whom U.S. Healthcare has entered into such employment agreements are as follows: Howard Arkans, Ronald Brooks, Joseph Carver, Arnold Cohen, Angelo DeVita, Edward Dulik, Raymond Fabius, Nicholas Hanchak, Eliot Heher, Joel Kahn, Jay Krakovitz, William Kramer, Don Liu, Thomas Masci, Jr., Scott Murphy,

J. Edward Neugebauer, Jay Rosan, Neil Schlackman, Marcy Shoemaker, Mel Stein, Jeffrey Sulitzer, Jeffery Weiner, Sandra Harmon-Weiss, Gerald Young, Robyn Walsh, Nancy Wolfson, and Richard Wolfson. Nancy Wolfson and Marcy Shoemaker are daughters of Mr. Abramson and Mr. Richard Wolfson is a son-in-law of Mr. Abramson. In addition, all existing employment agreements with other U.S. Healthcare employees will continue to be in effect after the Merger Date.



     Registration Rights Agreement. Pursuant to the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of March 30, 1996, between Parent and the Principal Shareholder as amended by Amendment No. 1 thereto dated May 30, 1996, Parent has agreed to provide the Principal Shareholder with a shelf registration statement and unlimited "piggy-back" registration rights in respect of the shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock ("Registrable Securities") to be received by the Principal Shareholder in the Mergers. Parent has agreed pursuant to the Registration Rights Agreement to use its best efforts to cause the shelf registration statement to be declared effective by the Commission no later than the Merger Date. The Principal Shareholder must notify Parent at least 10 days prior to making any offer or sale of Registrable Securities pursuant to the shelf registration statement, and Parent may, within 5 days of receiving such notice, postpone or suspend such offering for up to 75 days if such offering would interfere with a pending or contemplated financing, merger, recapitalization or other corporate action or policies of Parent. The exercise of piggyback registration rights is subject to the approval of the managing underwriter of the offering being registered by Parent; if the managing underwriter believes that inclusion of the Principal Shareholder's shares would have a material adverse effect on the offering, the managing underwriter may reduce the number of shares to be registered in accordance with the priorities set forth in the Registration Rights Agreement. All expenses associated with the registration of Registrable Securities pursuant to the shelf registration statement or the exercise of piggy-back registration rights will be borne by Parent, with the exception of underwriting discounts and commissions and any out-of-pocket expenses of the Principal Shareholder in connection with such registration. The Registration Rights Agreement also provides for, under certain circumstances, indemnification by Parent in favor of the Principal Shareholder and by the Principal Shareholder in favor of Parent with respect to certain information contained in a registration statement pursuant to such registration rights.


     Criterion Agreements

     Pursuant to the Amended Merger Agreement, Parent has agreed to cause U.S. Healthcare to perform its obligations under U.S. Healthcare's agreements with Criterion Communications, Inc. ("Criterion") and not to terminate such agreements until 2004, absent a breach by any other party thereto. U.S. Healthcare owns 51%, and Ms. Marcy Shoemaker (a daughter of Mr. Leonard Abramson) owns 49%, of the outstanding voting securities of Criterion. See "Other Information for U.S. Healthcare Annual Meeting -- Certain Relationships and Transactions" for additional information relating to the agreements with Criterion.

     Equity Awards

     As of March 30, 1996, (i) each outstanding share of U.S. Healthcare Restricted Stock granted to U.S. Healthcare employees became fully vested and entitled to receive the U.S. Healthcare Merger Consideration on the Merger Date, and (ii) each outstanding U.S. Healthcare Stock Option became fully vested and exercisable. See "The Amended Merger Agreement -- Stock Options and Benefit Plans" for information concerning the treatment of U.S. Healthcare restricted stock and U.S. Healthcare Stock Options upon consummation of the Mergers. In accordance with the Amended Merger Agreement, assuming a price per share of $57 for U.S. Healthcare Common Stock, U.S. Healthcare's executives will be eligible to receive cash in the following approximate amounts as a result of the cancellation and partial cash-out of their U.S. Healthcare Stock Options: Mr. Abramson, $7,180,790; Mr. Cardillo, $1,552,613; Mr. Dickerson, $874,911; Dr.
Leibowitz, $415,169; Mr. Nolan, $1,105,444; Mr. Sebastianelli, $1,054,928; and
Mr. Simon, $901,770. In addition, the number of shares of restricted stock of U.S. Healthcare owned by U.S. Healthcare executives that became fully vested as of March 30, 1996 and that are eligible to receive the U.S. Healthcare Merger Consideration are as follows: Mr. Abramson, 0; Mr. Cardillo, 10,752; Mr. Dickerson, 19,772; Dr. Leibowitz, 3,344; Mr. Nolan, 10,772; Mr. Sebastianelli, 19,752; and Mr. Simon, 6,272.

     Employee Matters

     The Amended Merger Agreement provides as follows with respect to employee matters in general. During the two-year period commencing with the Merger Date, no person who was an employee of U.S. Healthcare on March 30, 1996 can be discharged or have his or her compensation reduced or his or her principal office location changed without the prior consent and approval of the Co-Presidents. Through December 31, 1998, Parent will maintain employee plans and benefit arrangements for the benefit of U.S. Healthcare employees that are reasonably comparable in the aggregate to the employee plans and arrangements of U.S. Healthcare in effect as of the signing of the Amended Merger Agreement. Any changes in the benefits to be provided under such plans will be deemed reasonably comparable in the aggregate unless unanimously rejected by the Co-Presidents in their reasonable good faith discretion.

     Additional information relating to executive compensation and various benefit arrangements of U.S. Healthcare is included elsewhere in this Joint Proxy Statement/Prospectus.

  Aetna

     Officers and Directors

     Certain members of Aetna's management and the Aetna Board of Directors may be deemed to have certain interests in the Mergers that are in addition to their interests as shareholders of Aetna generally. The Aetna Board of Directors was aware of these interests and considered them, among other matters, in approving the Amended Merger Agreement and the transactions contemplated thereby.


     In contemplation of a potential strategic reorganization, Aetna entered into employment agreements with key executives, the terms of some of which are set forth in, and incorporated herein by reference to, Aetna's 1996 Proxy Statement, the relevant portions of which are incorporated into Aetna's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Aetna Form 10-K"). See "Available Information" and "Incorporation of Certain Documents By Reference." Certain of these employment agreements are filed as exhibits to the Registration Statement of which this Joint Proxy Statement/Prospectus is a part and are incorporated herein by reference. Rights under certain of these agreements (including two executive officers' agreements) have vested as a result of the Amended Merger Agreement.


     Under the terms of Zoe Baird's employment agreement with Aetna, the execution of the Merger Agreement vested Ms. Baird's right to receive payments when she leaves Aetna aggregating an estimated $2,449,000 and vested 6,000 performance stock options with an exercise price of $57 per share. In addition, under the terms of a new employment agreement with Aetna, dated April 16, 1996, subject to Ms. Baird's continuing employment, Aetna will pay Ms. Baird $900,000 upon consummation of the Mergers, $500,000 of which will be paid on October 1, 1996 whether or not the Mergers shall have been consummated. Ms. Baird will continue her employment as Senior Vice President and General Counsel of Aetna and after the Mergers, of Parent.

     James W. McLane's employment by Aetna will terminate prior to the Mergers. Under the terms of Mr. McLane's employment agreement with Aetna, Mr. McLane will receive payments aggregating an estimated $2,475,000 and has vested rights in 75,000 performance stock options with an exercise price of $57 per share.

     Equity Awards

     See "The Amended Merger Agreement -- Stock Options and Benefit Plans" for information concerning the treatment of options to purchase shares of Aetna Common Stock upon consummation of the Mergers.

     Additional information relating to executive compensation and various benefit arrangements of Aetna is set forth in, and incorporated herein by reference to, Aetna's 1996 Proxy Statement (the relevant portions of which are incorporated into the Aetna Form 10-K). See "Available Information" and "Incorporation of Certain Documents by Reference."

ACCOUNTING TREATMENT

     The Mergers will be accounted for by Parent under the "purchase" method of accounting in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price of U.S. Healthcare Stock, including indirect costs of the Mergers, will be allocated to the assets acquired and liabilities assumed based upon their estimated fair value, with the excess purchase consideration allocated to goodwill. The conversion of Aetna Common Stock into Parent Common Stock will be treated as a reorganization with no change in the recorded amount of Aetna's assets and liabilities.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material United States federal income tax consequences of (i) the Mergers to Aetna, U.S. Healthcare, the Aetna shareholders and the U.S. Healthcare shareholders and (ii) an investment in Parent Common Stock and Parent Mandatorily Convertible Preferred Stock. The summary is based upon the Code, administrative pronouncements, judicial decisions and Treasury regulations, subsequent changes to any of which may affect the tax consequences described herein. The summary does not purport to be a comprehensive description of all of the tax consequences applicable to a particular taxpayer. In particular, the summary does not address the tax treatment to holders subject to special tax rules, such as banks, insurance companies, dealers in securities or shareholders who acquired their stock pursuant to the exercise of employee stock options or otherwise as compensation. In addition, the summary only applies to a holder (a) who is a U.S. citizen or resident, a U.S. corporation, partnership or other entity created or organized under the laws of the United States, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source and (b) who holds shares of Aetna Common Stock or U.S. Healthcare Stock as capital assets. Shareholders are urged to consult their tax advisors as to the particular United States federal income tax consequences to them of the Mergers and an investment in Parent Common Stock and Parent Mandatorily Convertible Preferred Stock and as to the foreign, state, local and other tax consequences thereof.

     Except with respect to any cash received by the U.S. Healthcare shareholders pursuant to the Mergers, the Mergers have been structured to qualify as tax-free transactions under the Code. The obligations of Aetna and U.S. Healthcare to consummate the Mergers are conditioned on receipt by Aetna of an opinion from Davis Polk & Wardwell, counsel to Aetna, and by U.S. Healthcare of an opinion from Skadden, Arps, Slate, Meagher & Flom, counsel to U.S. Healthcare, that the Mergers so qualify. See "Amended Merger Agreement
- -- Conditions to the Mergers." Such opinions shall be based upon certain facts, assumptions and representations contained in certificates of officers of Parent, U.S. Healthcare, Aetna and their respective subsidiaries dated as of the date of the consummation of the Mergers. Opinions of counsel are not binding on the Internal Revenue Service ("IRS") or the courts, and the parties do not intend to request a ruling from the IRS with respect to the Mergers. Accordingly, there can be no assurance that the IRS will not challenge such conclusion or that a court will not sustain such challenge.


     Davis Polk & Wardwell has provided an opinion to Aetna to the effect that neither Aetna nor any of its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Aetna Sub Merger. Skadden, Arps, Slate, Meagher & Flom has provided an opinion to U.S. Healthcare to the effect that, under current law, the transfer of U.S. Healthcare Stock by the shareholders of U.S. Healthcare to Parent pursuant to the U.S. Healthcare Sub Merger in exchange for the U.S. Healthcare Merger Consideration will constitute a transfer described in Section 351 of the Code, and accordingly, that the U.S. Healthcare Sub Merger will have the tax consequences set forth below. Each of such opinions referred to above is subject to the conditions, qualifications and assumptions set forth therein and has been filed as an exhibit to the Registration Statement.


  Tax Consequences of the Mergers

     Tax Consequences to Aetna Shareholders. Aetna shareholders (other than shareholders who exercise and perfect objecting shareholders' rights) will not recognize income, gain or loss upon the receipt of shares of Parent Common Stock in exchange for their shares of Aetna Common Stock. The tax basis of the shares of Parent Common Stock received by Aetna shareholders will be the same as the tax basis of the shares of Aetna Common Stock exchanged therefor. The holding period of the shares of Parent Common Stock received by Aetna shareholders will include the holding period of the shares of Aetna Common Stock surrendered therefor.

     Tax Consequences to U.S. Healthcare Shareholders. Subject to the discussion below concerning fractional shares, U.S. Healthcare shareholders (other than shareholders who exercise and perfect dissenters' rights) will recognize gain (but not loss) measured by the lesser of (i) the excess, if any, of (x) the sum of the fair market value (on the Merger Date) of the Parent Common Stock and Parent Mandatorily Convertible Preferred Stock and the Cash Consideration over
(y) the tax basis of their shares of U.S. Healthcare Stock and (ii) the Cash Consideration. Such gain, if any, will be long-term capital gain if such U.S. Healthcare Stock was held for more than one year at the time of the consummation of the Mergers. A U.S. Healthcare shareholder who holds more than one block of U.S. Healthcare Stock (i.e. shares acquired at different times or prices) will determine the amount of gain recognized and loss not recognized pursuant to the U.S. Healthcare Sub Merger separately with respect to each such block of U.S. Healthcare Stock. For this purpose, all of the Cash Consideration, Parent Common Stock and Parent Mandatorily Convertible Preferred Stock received by a holder of U.S. Healthcare Stock will be allocated proportionately among the blocks of U.S. Healthcare Stock surrendered by such holder.

     The aggregate tax basis of the shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock received by U.S. Healthcare shareholders, including the fractional shares deemed to be received, will be the same as the aggregate tax basis of the shares of U.S. Healthcare Stock exchanged therefor (i) increased by the gain recognized (as calculated above) and (ii) decreased by the Cash Consideration received. The aggregate tax basis will be allocated among a shareholder's Parent Common Stock and Parent Mandatorily Convertible Preferred Stock received in the U.S. Healthcare Sub Merger, including fractional shares deemed to be received, in proportion to their fair market values (on the Merger Date). The holding period of the shares of Parent Common Stock and shares of Parent Mandatorily Convertible Preferred Stock received by U.S. Healthcare shareholders will include the holding period of the shares of U.S. Healthcare Stock surrendered therefor.

     U.S. Healthcare shareholders who receive cash with respect to fractional shares will be treated as having received such fractional shares pursuant to the U.S. Healthcare Sub Merger and then as having sold those fractional shares in the market for cash. Such U.S. Healthcare shareholders will recognize gain or loss with respect to such fractional shares in an amount equal to the difference between the tax basis allocated to such fractional shares (as calculated above), and the cash received in respect thereof. Any such gain or loss will be capital gain or loss and will constitute long-term capital gain or loss if the holding period of such fractional shares (as determined above) exceeds one year.

     Backup Withholding. Certain noncorporate holders may be subject to backup withholding at a rate of 31% on payments of Cash Consideration and cash with respect to fractional shares. Backup withholding will not apply, however, to a shareholder who furnishes a correct taxpayer identification number or certificate of foreign status and makes any other required certification or who otherwise is exempt from backup withholding. Generally, a U.S. Healthcare shareholder will provide such certification on Form W-9 (Request for Taxpayer Identification Number and Certification) or on Form W-8 (Certificate of Foreign Status).

     Reporting Requirements. Each U.S. Healthcare shareholder and each Aetna shareholder (other than shareholders who exercise and perfect dissenters' rights or rights of objecting shareholders, as applicable) will be required to retain records and file with such holder's U.S. federal income tax return a statement setting forth certain facts relating to the Mergers. It is also expected that such shareholders will be asked to indicate in the letter of transmittal their tax basis in the shares surrendered by them pursuant to the Mergers.

     Tax Consequences to Aetna and U.S. Healthcare. No income, gain or loss will be recognized by Aetna or U.S. Healthcare pursuant to the Mergers.

     Tax Consequences to Aetna and U.S. Healthcare Shareholders upon Exercise of Objecting or Dissenting Shareholders' Rights. A holder of Aetna Common Stock or U.S. Healthcare Stock who exercises and perfects dissenters' rights or rights of objecting shareholders, as applicable, with respect to all stock owned actually or constructively will generally recognize capital gain or loss equal to the difference between the amount of cash received (other than in respect of interest awarded by a court) and such shareholder's tax basis in his or her shares of stock. Such capital gain or loss will be long-term capital gain or loss if such shares have a holding period exceeding one year at the time of the consummation of the Mergers. Interest, if any, awarded by a court to an objecting or dissenting shareholder will be includible in such shareholder's income as ordinary income for U.S. federal income tax purposes.

  Tax Consequences of an Investment in Parent Common Stock and Parent Mandatorily Convertible Preferred Stock

     Cash Dividends. Any cash dividends that are paid in respect of the Parent Mandatorily Convertible Preferred Stock and Parent Common Stock, to the extent paid out of Parent's current or accumulated earnings and profits, will be taxable as ordinary income. Corporate shareholders of Parent generally will qualify for the intercorporate dividends-received deduction with respect to such dividends, subject to a minimum holding period and other applicable requirements. To the extent that Parent does not have sufficient current or accumulated earnings and profits, all or a portion of any distribution made with respect to Parent Common Stock or Parent Mandatorily Convertible Preferred Stock in any particular year will not qualify as dividends for United States federal income tax purposes and, as a result, will not be eligible for the dividends received deduction. A distribution in respect of the Parent Common Stock and Parent Mandatorily Convertible Preferred Stock that does not constitute a dividend for United States federal income tax purposes will represent a non-taxable distribution to the extent of the shareholder's basis in Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as the case may be (correspondingly reducing such shareholder's basis in such shares of stock) and, to the extent such distributions exceed the shareholder's basis in such stock, as capital gain.

     Under certain circumstances, a corporate shareholder that receives "extraordinary dividends", as defined in Section 1059(c) of the Code, is required to reduce its tax basis in the stock on which such dividends are paid by the non-taxed portion of such dividends. For this purpose, under Section 1059(f) of the Code, any dividend with respect to "disqualified preferred stock" is treated as an "extraordinary dividend." Generally, quarterly dividends not in arrears paid to an original holder of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock will not constitute extraordinary dividends under
Section 1059(c) of the Code. In addition, although the issue is not free from doubt, the Parent Mandatorily Convertible Preferred Stock will not constitute "disqualified preferred stock" under Section 1059(f) of the Code.

     Redemption or Mandatory or Optional Conversion of Parent Mandatorily Convertible Preferred Stock into Parent Common Stock. Except as provided below, gain or loss will not be recognized by a shareholder upon the redemption of its Parent Mandatorily Convertible Preferred Stock for shares of Parent Common Stock or the conversion of its Parent Mandatorily Convertible Preferred Stock into shares of Parent Common Stock. Dividend income may be recognized at such time, however, to the extent cash or Parent Common Stock is received in payment of accrued and unpaid dividends, provided that Parent has sufficient current or accumulated earnings and profits.

     A shareholder who receives cash in lieu of a fractional share of Parent Common Stock upon redemption or conversion of its Parent Mandatorily Convertible Preferred Stock will be treated as having first received such fractional share and as having then exchanged such fractional share for cash in a taxable transaction. Subject to Section 302 of the Code and related provisions, any gain or loss recognized by the shareholder on the deemed receipt and subsequent exchange of a fractional share will be capital gain or loss.

     Generally, a shareholder's basis in the Parent Common Stock received upon the redemption or conversion of Parent Mandatorily Convertible Preferred Stock (other than Parent Common Stock, if any, taxed as a dividend upon receipt) will equal the shareholder's adjusted basis on its redeemed or converted shares of Parent Mandatorily Convertible Preferred Stock. The holding period of such Parent Common Stock will include the holding period of the redeemed or converted shares of Parent Mandatorily Convertible Preferred Stock.

     Adjustments of the Rates. Certain possible future adjustments of the rates to reflect Parent's issuance of certain rights, warrants or evidence of indebtedness, or distributions of securities or other assets to holders of Parent Common Stock may result in constructive distributions taxable as dividends to the holders of Parent Mandatorily Convertible Preferred Stock (to the extent that Parent has current or accumulated earnings and profits) which may constitute (and cause other dividends to constitute) "extraordinary dividends" to corporate shareholders as described above.

     Backup Withholding. As set forth above, certain noncorporate shareholders may be subject to backup withholding at a rate of 31% on dividends received on Parent Common Stock and Parent Mandatorily Convertible Preferred Stock and certain consideration received upon the redemption or conversion of Parent Mandatorily Convertible Preferred Stock.

ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans, (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity (each of (a), (b) and (c) hereinafter referred to as a "Plan"), and (d) persons who have certain specified relationships to such Plans ("Parties in Interest" under ERISA and "Disqualified Persons" under the Code). ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and the Code prohibit certain transactions between Plans and persons who are Parties in Interest or Disqualified Persons with respect to such Plans ("Prohibited Transactions").


     Because of the activities of Aetna or U.S. Healthcare or one or more of their respective subsidiaries or affiliates (including, without limitation, the asset management services performed by any Aetna affiliate), Aetna or U.S. Healthcare, as the case may be, could be deemed to be a Party in Interest or Disqualified Person with respect to certain Plans. If the Merger Consideration is acquired by a Plan with respect to which Aetna or U.S. Healthcare is a Party in Interest or Disqualified Person, such acquisition could be deemed to be a direct or indirect Prohibited Transaction. Such transactions may, however, be exempt from the penalties otherwise applicable to such transactions by reason of the existence of one or more statutory or administrative exemptions such as those described below. If the conditions of one or more of these exemptions (or some other applicable exemption) are met, then the receipt of the Merger Consideration by or on behalf of a Plan with respect to which Aetna or U.S. Healthcare is a Party in Interest or Disqualified Person should be exempt from the penalties applicable to Prohibited Transactions under ERISA and the Code. FOR THIS REASON, NO PLAN WITH RESPECT TO WHICH AETNA OR U.S. HEALTHCARE IS A PARTY IN INTEREST OR DISQUALIFIED PERSON MAY, AND EACH SUCH PLAN INVESTOR WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT IT WILL NOT, ACQUIRE THE MERGER CONSIDERATION IN CONNECTION WITH THE MERGERS, UNLESS THE ACQUISITION IS EXEMPT UNDER ONE OF THE ADMINISTRATIVE EXEMPTIONS DESCRIBED BELOW OR ANOTHER APPLICABLE EXEMPTION.


     The United States Department of Labor has issued a number of administrative exemptions that may exempt a Plan's receipt of the Merger Consideration. One of these exemptions, Prohibited Transaction Exemption 84-14, will generally apply to the receipt of the Merger Consideration if such receipt is effected at the sole discretion of a "qualified professional asset manager," as defined in such exemption ("QPAM"). Two other class exemptions, Prohibited Transaction Exemptions 90-1 and 91-38, apply with respect to investments made by certain pooled investment funds maintained by an insurance company or a bank. Under either of these exemptions, the receipt of the Merger Consideration by such a collective investment fund will generally be exempt if the Plan's investment in such fund (treating all plans of the same sponsor as a single plan) does not exceed 10% of the fund's total assets or, if the Plan's interests in the fund exceeds such level, Aetna or U.S. Healthcare is a Party in Interest and Disqualified Person solely by reason of a service provider relationship to the Plan. The availability of each of these exemptions is subject to a number of important conditions which the Plan's fiduciary must consider in determining whether such exemptions apply. The administrative exemptions will not apply if the QPAM, insurance company or bank directing the investment is Aetna or U.S. Healthcare or one of their respective affiliates.

     Prior to receiving the Merger Consideration, Plan shareholders of Aetna and U.S. Healthcare should consult with their legal advisors concerning the impact of ERISA and the Code and the potential consequences of such receipt with respect to their specific circumstances. Each Plan fiduciary must determine that the receipt of the Merger Consideration is consistent with the fiduciary duties under ERISA and does not result in the occurrence of a non-exempt Prohibited Transaction under ERISA or the Code. Fiduciaries of governmental plans (as defined in Section 3(32) of ERISA and Section 414 of the Code) are not subject to the fiduciary responsibility provisions of ERISA or the Prohibited Transaction provisions of ERISA or the Code, but may be subject to other restrictions under applicable local law.

APPRAISAL RIGHTS

     Aetna. Aetna shareholders have the right, under Section 33-373 of the Connecticut Stock Corporation Act (the "Connecticut Law"), to elect to object to the Aetna Sub Merger and demand payment for their Aetna Common Stock and an appraisal thereof in accordance with the provisions of Section 33-374 of the Connecticut Law, which Section sets forth the rights and obligations of objecting shareholders of Aetna and the procedures to be followed.

     Shareholders of Aetna who object to the Aetna Sub Merger will be entitled, if the Aetna Sub Merger is consummated, to receive a cash payment equal to the "fair value" of their shares. Fair value is to be determined as of the day prior to the date on which this Joint Proxy Statement/Prospectus was mailed to shareholders, exclusive of any element of value arising from the expectation or accomplishment of the Aetna Sub Merger. A Connecticut appellate court has held that in order to determine fair value, any legally recognized measure of value, such as market value, may be used and that no single method of valuation will control in all cases.

     The following is a summary of the procedures to be followed under Sections 33-373 and 33-374 of the Connecticut Law, the text of which is attached to this Joint Proxy Statement/Prospectus as Appendix K and which is incorporated herein by reference. The summary does not purport to be a complete statement of the provisions of Sections 33-373 and 33-374 of the Connecticut Law and is qualified in its entirety by reference to Sections 33-373 and 33-374.

     To be entitled to the cash payment, an Aetna shareholder must satisfy all of the following conditions:


          (i) The shareholder must file with Aetna a written notice objecting to the approval and adoption of the Merger Agreement at or prior to the Aetna Special Meeting but prior to the vote by Aetna shareholders on the approval of the Amended Merger Agreement;


          (ii) The shareholder must not vote his or her shares in favor of the Merger Agreement; and


          (iii) The shareholder must deliver to Aetna, within 10 days after the date on which the vote on the Amended Merger Agreement is taken, a written demand that Aetna purchase all of his or her shares at fair value.


     The demand must state the number of shares of Aetna Common Stock held by the shareholder making the demand. No demand may be withdrawn by the shareholder unless Aetna consents thereto. Within 20 days after demanding the purchase of his or her shares, each demanding shareholder must submit the certificate or certificates representing his or her shares of Aetna Common Stock for notation thereon that such demand has been made. If the certificates are not submitted for notation as provided above, Aetna may, at its option, terminate the shareholder's appraisal rights unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs. Generally, any Aetna shareholder making such demand shall thereafter be entitled only to the payment provided in Section 33-374 of the Connecticut Law and shall not be entitled to vote, to receive dividends or to exercise any other rights of a shareholder in respect to his or her shares.

     No later than 10 days after the later of (i) Aetna's receipt of a shareholder's demand or (ii) the Merger Date, Aetna is required to make a written offer to each objecting shareholder to pay for the shares of such shareholder a specified price which Aetna considers to be such shares' fair value. Aetna has not determined the amount of any such offer, nor when it would be made; however, it is unlikely that it would be made prior to the Merger Date. Such value may be higher or lower than the value of the consideration received by Aetna shareholders in the Aetna Sub Merger. If Aetna and an objecting shareholder agree in writing as to the value of such shares, Aetna must pay such agreed upon value to the shareholder concurrently with the shareholder's surrender of his or her certificate or certificates duly endorsed for transfer. At any time within 60 days after the date on which Aetna is obliged to make an offer for the objecting shareholder's shares, Aetna or any shareholder who has made a demand and has not accepted the offer of Aetna may file a petition in the Superior Court for Hartford County, Connecticut (the "Court"), seeking a determination of the fair value of the shares. All objecting shareholders who have not accepted the offer made by Aetna will be made parties to the proceeding, whether residents of Connecticut or not. The Court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of the fair value of the shares, and the Court shall determine the question of fair value of the shares and direct payment of that value, together with such interest, if any, as the Court allows, to the shareholders entitled thereto. Fair value, as determined by the Court, may be higher or lower than the value of the consideration to be received by Aetna shareholders in the Aetna Sub Merger. The costs and expenses of any proceeding will be determined by the Court and will be assessed against Aetna, except that if the Court finds that the failure of any or all of the shareholders to accept an offer was arbitrary, vexatious or not in good faith, the Court may apportion and assess against such shareholders all or any part of the costs and expenses as the Court may deem equitable. For this purpose, expenses include reasonable compensation for the appraisers, but exclude fees and expenses of counsel for or experts employed by any parties unless either the fair value of the shares as determined by the Court materially exceeds the amount of an offer, or no offer was made by Aetna, in which cases the Court in its discretion may also award to shareholders reasonable compensation for experts employed by the shareholders.



     An Aetna shareholder's failure to vote on the Amended Merger Agreement will not constitute a waiver of his or her appraisal rights under Section 33-374 of the Connecticut Law. However, a vote in favor of the Merger Agreement will constitute a waiver of this right, and a vote against the Amended Merger Agreement by itself will not satisfy the requirements with respect to written objection and written demand or the other requirements of Section 33-374 of the Connecticut Law, summarized above, necessary to perfect appraisal rights.


     Section 33-373 of the Connecticut Law provides that the right to object and be paid the value of shares as described above is the exclusive remedy of an objecting shareholder with respect to the Aetna Sub Merger. Failure by an Aetna shareholder to follow the steps required by the Connecticut Law for perfecting appraisal rights will result in the loss of those rights. An objecting shareholder who does not perfect his or her right to appraisal through compliance with the Connecticut Law will have the rights specified in the Merger Agreement.

     All written communications from Aetna shareholders with respect to the exercise of appraisal rights should be mailed to Aetna Life and Casualty Company, 151 Farmington Avenue, Hartford, Connecticut 06156; Attention:
Corporate Secretary.

     IN VIEW OF THE COMPLEXITIES OF THE FOREGOING PROVISIONS OF THE CONNECTICUT LAW, AETNA SHAREHOLDERS WHO ARE CONSIDERING PURSUING RIGHTS AS AN OBJECTING SHAREHOLDER MAY WISH TO CONSULT LEGAL COUNSEL.

     U.S. Healthcare. U.S. Healthcare shareholders have the right under Sections 1930(a) and 1571-80 (Subchapter D of Chapter 15) of the Pennsylvania Business Corporation Law of 1988 (the "Pennsylvania Law") to elect to object to the Mergers and, in lieu of receiving the U.S. Healthcare Merger Consideration in exchange for each share of U.S. Healthcare Stock, to demand, in writing, payment in cash of the fair value of such shareholder's U.S. Healthcare Stock.

     The following is a summary of the procedures to be followed under Sections 1571 through 1580 of the Pennsylvania Law, the text of which is attached to this Joint Proxy Statement/Prospectus as Appendix L. The summary does not purport to be a complete statement of the provisions of Sections 1571 through 1580 of the Pennsylvania Law and is qualified in its entirety by reference to Sections 1571 through 1580.

     Before a shareholder vote is taken with respect to the Mergers, any dissenting shareholder, in order to perfect dissenting shareholders' rights, must deliver to U.S. Healthcare a written notice of intention to demand that he or she be paid the fair value of his or her U.S. Healthcare Stock if the Mergers are effected. Neither the return of a proxy by the dissenting shareholder with instructions to vote the U.S. Healthcare Stock subject thereto against the Mergers, nor a vote against the Mergers, is sufficient to satisfy the requirement of delivering written notice to U.S. Healthcare. In addition, the shareholder must not effect any change in the beneficial ownership of his or her U.S. Healthcare Stock from the date of filing the notice with U.S. Healthcare through the Merger Date, and the U.S. Healthcare Stock for which payment of fair value is sought must not be voted in favor of the approval and adoption of the Amended Merger Agreement. The submission of a signed blank proxy will serve to waive appraisal rights if not revoked, but a failure to vote will not waive such rights. Proper revocation either of a signed blank proxy or a signed proxy instructing a vote for approval and adoption of the Amended Merger Agreement will also preserve dissenters' rights under the Pennsylvania Law. A signed blank proxy or a signed proxy instructing a vote for approval and adoption of the Amended Merger Agreement may be properly revoked for purposes of preserving dissenters' rights by giving written notice of revocation to the Secretary of U.S. Healthcare, by attendance of and voting by the shareholder at the U.S. Healthcare Annual Meeting against the approval and adoption of the Amended Merger Agreement or by execution and delivery to U.S. Healthcare of a proxy instructing a vote against approval and adoption of the Merger Agreement which is dated subsequent to the previously signed proxy. Failure by a dissenting shareholder to comply with any of the foregoing will result in the forfeiture of any right to payment of fair value for his U.S. Healthcare Stock.


     A record holder of U.S. Healthcare Stock may assert dissenters' rights as to fewer than all of the U.S. Healthcare Stock registered in his or her name only if he or she dissents with respect to all the U.S. Healthcare Stock of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he or she dissents. A beneficial owner of U.S. Healthcare Stock who is not the record holder may assert dissenters' rights with respect to U.S. Healthcare Stock held on his or her behalf if he or she submits to U.S. Healthcare the written consent of the record holder not later than the time of assertion of dissenters' rights. A beneficial owner may not dissent with respect to less than all of the U.S. Healthcare Stock owned by such shareholder of the same class or series, whether or not such U.S. Healthcare Stock is registered in his or her name.


     If the Amended Merger Agreement is approved and adopted by the requisite number of holders of U.S. Healthcare Stock at the U.S. Healthcare Annual Meeting, U.S. Healthcare will mail to all dissenters who gave due notice of their intention to demand payment of fair value and who refrained from voting in favor of the Mergers, a notice stating where and when a demand for payment must be sent and certificates for U.S. Healthcare Stock must be deposited in order to obtain payment. The notice shall be accompanied by a copy of Sections 1571 through 1580 (Subchapter D of Chapter 15) of the Pennsylvania Law and a form for demanding payment, which form shall include a request for certification of the date that beneficial ownership of the dissenting U.S. Healthcare Stock was acquired by the shareholder or the person on whose behalf the shareholder dissents. The time set for the receipt of demands and the deposit of certificates shall not be less than 30 days from the mailing of the notice. Failure by a shareholder to timely demand payment or timely deposit certificates pursuant to such notice will cause such shareholder to lose all right to receive payment of the fair value of his or her U.S. Healthcare Stock. If the Mergers have not been effected within 60 days after the date set for demanding payment and depositing certificates, U.S. Healthcare shall return any certificates that have been deposited. U.S. Healthcare, however, may at any later time send a new notice regarding demand for payment and deposit of certificates with like effect.


     Promptly after the Merger Date, or upon the timely receipt of demand for payment, if the Mergers have already been effected, U.S. Healthcare shall either remit to dissenters who have made demand and deposited their certificates the amount U.S. Healthcare estimates to be the fair value of their U.S. Healthcare Stock or give written notice that no remittance will be made under Section 1577 of the Pennsylvania Law. Such remittance or notice shall be accompanied by (i) the closing balance sheet and statement of income of U.S. Healthcare for a fiscal year ending not more than 16 months prior to the date of such remittance or notice, together with the latest available interim financial statements, (ii) a statement of U.S. Healthcare's estimate of the fair value of the U.S. Healthcare Common Stock which may be more or less than the value of the consideration to be paid to holders of U.S. Healthcare Stock in the Mergers, and
(iii) a notice of the right of the dissenting shareholder to demand payment or supplemental payment, as the case may be, accompanied by a copy of Sections 1571 through 1580 (Subchapter D of Chapter 15) of the Pennsylvania Law. If

U.S. Healthcare does not remit the amount of its estimate of the fair value of the U.S. Healthcare Stock, it shall return all certificates that have been deposited and may make a notation thereon that a demand for payment has been made.

     If a dissenting shareholder believes that the amount estimated or paid by U.S. Healthcare for his or her U.S. Healthcare Stock is less than the fair value, the shareholder may send to U.S. Healthcare his or her own estimate of the fair value which shall be deemed a demand for payment of the amount of the deficiency. If the dissenting shareholder does not file his or her own estimate of fair value within 30 days after the mailing by the corporation of its remittance or notice, such dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by U.S. Healthcare.

     Within 60 days after the latest of (i) the Merger Date, (ii) timely receipt of any demands for payment and (iii) timely receipt of any shareholder estimates of fair value, if any demands for payment remain unsettled, U.S. Healthcare may file in court (the "Court") an application for relief requesting that the fair value of the U.S. Healthcare Stock be determined by the Court. Each dissenting shareholder whose demands have not been settled shall be made a party to the proceeding and shall be entitled to recover the amount determined by the Court by which the fair value of his U.S. Healthcare Stock is found to exceed the amount, if any, previously remitted by U.S. Healthcare. The fair value of such U.S. Healthcare Stock could be determined by the court to be higher or lower than the U.S. Healthcare Merger Consideration. Such dissenting shareholder shall also be entitled to interest on such amount from the Merger Date until the date of payment as is fair and equitable under the circumstances, taking into account all relevant factors including the average rate currently paid by U.S. Healthcare on its principal bank loans. If U.S. Healthcare fails to file an application within the 60-day period, any dissenting shareholder who has not settled his claim may do so in the name of the corporation within 30 days after the expiration of the 60-day period. If no dissenting shareholder files an application within such 30-day period, each dissenting shareholder who has not settled his claim shall be paid no more than U.S. Healthcare's estimate of the fair value of his or her U.S. Healthcare Stock and may bring an action to recover any amount not previously remitted.

     The costs and expenses of any valuation proceedings, including the reasonable compensation and expenses of any appraiser appointed by the Court, shall be determined by the Court and assessed against U.S. Healthcare except that any part of such costs and expenses may be assessed as the Court deems appropriate against all or some of the dissenters whose action in demanding supplemental payment is found by the court to be dilatory, obdurate, arbitrary, vexatious or in bad faith. The Court may also assess the fees and expenses of counsel and experts for any or all of the dissenters against U.S. Healthcare if U.S. Healthcare fails to comply substantially with Sections 1571 through 1580 (Subchapter D of Chapter 15) of the Pennsylvania Law or acts in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner. The Court may also assess any such fees or expenses incurred by U.S. Healthcare against a dissenting shareholder if such dissenting shareholder is found to have acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner. If the Court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenting shareholders and should not be assessed against U.S. Healthcare, it may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

     In accordance with the provisions of Section 1105 of the Pennsylvania Law, a shareholder of U.S. Healthcare will not have any right to obtain, in the absence of fraud or fundamental unfairness, an injunction against the Mergers, or any right to valuation and payment of the fair value of his or her U.S. Healthcare Stock because of the Mergers, other than the right to dissent and claim such payment as is described in the foregoing provisions. Absent fraud or fundamental unfairness, Section 1105 of the Pennsylvania Law provides that the foregoing dissenters' rights and remedies are exclusive. However, the United States Court of Appeals for the Third Circuit has interpreted provisions of a predecessor statute to the Pennsylvania Law that are substantially analogous to
Section 1105 and concluded that dissenters' appraisal rights co-exist with common law causes of action, such as rescission or money damages.

     Any shareholder contemplating making demand for fair value is urged to review carefully the provisions of Sections 1571 through 1580 of the Pennsylvania Law, particularly the procedural steps required to perfect his or her dissenters' rights thereunder. Dissenters' rights will be lost if the procedural requirements of Sections 1571 through 1580 of the Pennsylvania Law are not fully and precisely satisfied.

     All written communications from U.S. Healthcare shareholders with respect to the exercise of dissenting shareholders' rights should be mailed to U.S. Healthcare, Inc., 980 Jolly Road, Blue Bell, PA 19422, Attention: Secretary.

     IN VIEW OF THE COMPLEXITIES OF THE FOREGOING PROVISIONS OF THE PENNSYLVANIA LAW, U.S. HEALTHCARE SHAREHOLDERS WHO ARE CONSIDERING DISSENTING FROM THE MERGERS MAY WISH TO CONSULT LEGAL COUNSEL.

                          THE AMENDED MERGER AGREEMENT

GENERAL

     The following description of the Amended Merger Agreement is qualified in its entirety by reference to the complete text of the Amended Merger Agreement, which is incorporated by reference herein and a copy of which is annexed to this Joint Proxy Statement/Prospectus as Appendix A. Capitalized terms not defined herein shall have the meanings set forth in the Amended Merger Agreement.

     The Amended Merger Agreement provides for the merger of U.S. Healthcare Sub with and into U.S. Healthcare (the "U.S. Healthcare Surviving Corporation") and the merger of Aetna Sub with and into Aetna (the "Aetna Surviving Corporation"). As a result of the Mergers, each of Aetna and U.S. Healthcare will become wholly-owned subsidiaries of Parent. In the Mergers, shareholders of Aetna and U.S. Healthcare will receive the consideration described below. The Mergers will become effective upon the filing of Articles of Merger for the U.S. Healthcare Sub Merger with the Department of State of the Commonwealth of Pennsylvania and a Certificate of Merger for the Aetna Sub Merger with the Secretary of the State of the State of Connecticut. Such filings are anticipated to take place as soon as practicable after receipt of all required regulatory approvals and the satisfaction or waiver of the other conditions to the Mergers. It is currently anticipated that the Merger Date will occur during the third quarter of 1996. There can be no assurance, however, that the required regulatory approvals will be obtained, or that the other conditions to the Mergers will be satisfied, by such date. See "-- Conditions to the Mergers" and "Other Matters -- Regulatory Approvals."

CONSIDERATION TO BE RECEIVED IN THE MERGERS

     U.S. Healthcare Sub Merger. Upon consummation of the U.S. Healthcare Sub Merger, each share of U.S. Healthcare Common Stock and each share of U.S. Healthcare Class B Stock, outstanding immediately prior to the Merger Date (except for shares held by U.S. Healthcare as treasury stock, certain shares held by Aetna or subsidiaries of Aetna and shares for which dissenters' rights have been properly exercised and perfected) shall be converted into:

          (a) the right to receive 0.2246 shares of Parent Common Stock, together with 0.2246 Parent Rights;

          (b) the right to receive 0.0749 shares of Parent Mandatorily Convertible Preferred Stock; and

          (c) the right to receive $34.20 in cash without interest.

     Notwithstanding the foregoing, holders of U.S. Healthcare Stock otherwise entitled to fractional shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, will be entitled to receive, from the Exchange Agent in accordance with the Amended Merger Agreement, a cash payment in lieu of such fractional shares, representing such holders' proportionate interests, if any, in the net proceeds from the sale by the Exchange Agent in one or more transactions (which sale transactions shall be made at such times in such manner and on such terms as the Exchange Agent shall determine in its reasonable discretion) on behalf of all such holders of the aggregate of the fractional shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, which would otherwise have been issued.

     Each share of U.S. Healthcare Stock held by U.S. Healthcare as treasury stock or owned by Aetna or any subsidiary of Aetna immediately prior to the Merger Date will be canceled and no payment shall be made with respect thereto; provided that any shares of U.S. Healthcare Stock (i) held by Aetna or any subsidiary of Aetna for the account of another person or entity, (ii) as to which Aetna or any subsidiary or affiliate of Aetna is or may be required to act as a fiduciary or in a similar capacity or (iii) the cancellation of which would violate any legal duties or obligations of Aetna or any subsidiary or affiliate of Aetna will not be canceled.

     Aetna Sub Merger. Upon consummation of the Aetna Sub Merger, pursuant to the Amended Merger Agreement, each share of Aetna Common Stock outstanding immediately prior to the Merger Date (except for shares held by Aetna as treasury stock, certain shares held by U.S. Healthcare or subsidiaries of

U.S. Healthcare and shares for which objecting shareholders' rights have been properly exercised and perfected) shall be converted into one share of Parent Common Stock, together with one Parent Right. Each share of Aetna Common Stock held by Aetna as treasury stock or owned by U.S. Healthcare or any subsidiary of U.S. Healthcare immediately prior to the Merger Date shall be canceled and no payment shall be made with respect thereto.


     If at any time during the period between the date of the Merger Agreement and the Merger Date, any change in the outstanding shares of U.S. Healthcare Stock or Aetna Common Stock shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the Merger Consideration will be appropriately adjusted.


     Stock Options and Benefit Plans. For a description of the treatment of the U.S. Healthcare and Aetna stock options and employee benefit plans see "-- Stock Options and Benefit Plans."

     Appraisal Rights. Holders of Aetna Common Stock and U.S. Healthcare Common Stock are entitled to exercise dissenting or objecting, as applicable, shareholders' rights in connection with the Mergers. See "The
Mergers -- Appraisal Rights."

     Exchange of Shares. After the Merger Date, all outstanding shares of Aetna Common Stock will be canceled and each certificate theretofore representing any such shares, without any action on the part of the holder thereof, shall be deemed to represent an equivalent number of shares of Parent Common Stock.

     AETNA SHAREHOLDERS ARE NOT REQUIRED TO SURRENDER THEIR SHARE CERTIFICATES FOR EXCHANGE.

     Promptly after the Merger Date, transmittal forms will be mailed to each holder of record of U.S. Healthcare Stock to be used in forwarding certificates evidencing such shares for surrender and exchange for certificates evidencing the shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock, together with the cash, to which such holder has become entitled. After receipt of such transmittal form each holder of certificates formerly representing shares of U.S. Healthcare Stock should surrender such certificates, together with a properly completed and duly executed transmittal form, to the Exchange Agent, and each holder will receive in exchange therefor certificates evidencing the whole number of shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock, together with the cash, to which such holder is entitled, as applicable. Such transmittal forms will be accompanied by instructions specifying other details of the exchange.

     No fractional shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock will be issued to holders of U.S. Healthcare Stock. See "-- Merger Consideration -- U.S. Healthcare" above for information concerning cash payments in lieu of fractional shares.

     U.S. HEALTHCARE SHAREHOLDERS SHOULD NOT SURRENDER THEIR SHARE CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     Until a holder of U.S. Healthcare Stock so surrenders his or her certificates representing U.S. Healthcare Stock, such certificates will, after the Merger Date, represent for all purposes only the right to receive the U.S. Healthcare Merger Consideration and the other amounts if any, specified in the Merger Agreement. No dividends or other distributions with respect to the Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, constituting a portion of the Merger Consideration will be paid to the holder of any unsurrendered certificate representing U.S. Healthcare Stock until such certificate is surrendered in accordance with the Amended Merger Agreement. Subject to the effect of applicable laws, following such surrender, there will be paid, without interest, to the record holder of the certificates representing the Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Merger Date payable prior to or on the date of such surrender with respect to such whole shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Merger Date but prior to the date of surrender and a payment date subsequent to the date of surrender payable with respect to such whole shares of Parent Common Stock or Parent Mandatorily Convertible Preferred Stock, as applicable, less the amount of any withholding taxes which may be required thereon.

     From and after the Merger Date, all shares of U.S. Healthcare Stock converted into the U.S. Healthcare Merger Consideration and all shares of Aetna Common Stock converted into the Aetna Merger Consideration will no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the rights to receive the U.S. Healthcare Merger Consideration or Aetna Merger Consideration, as applicable, the right to exercise dissenters' rights or objecting shareholders' rights in accordance with and subject to the provisions of the Pennsylvania Law or the Connecticut Law, as applicable, and other rights specified in the Amended Merger Agreement.

     At the Merger Date, each share of common stock, without par value, of U.S. Healthcare Sub ("U.S. Healthcare Sub Common Stock") and each share of common stock, par value $1.00 per share, of Aetna Sub ("Aetna Sub Common Stock") outstanding immediately prior to the Merger Date shall be converted into an equal number of shares of Common Stock, par value $.01 per share, of the U.S. Healthcare Surviving Corporation ("U.S. Healthcare Surviving Corporation Common Stock") and Common Stock, par value $.01 per share, of the Aetna Surviving Corporation ("Aetna Surviving Corporation Common Stock"), respectively. From and after the Merger Date, all certificates representing U.S. Healthcare Sub Common Stock and Aetna Sub Common Stock will be deemed for all purposes to represent the number of shares of U.S. Healthcare Surviving Corporation Common Stock and Aetna Surviving Corporation Common Stock into which they were converted.

     All outstanding shares of the capital stock of Parent immediately prior to the Merger Date will be canceled immediately upon consummation of the Aetna Sub Merger.

CORPORATE MATTERS


     Aetna and U.S. Healthcare have agreed to cause Parent to take all necessary corporate action to amend the certificate of incorporation and bylaws of Parent prior to the Merger Date (x) to be in substantially the form of the certificate of incorporation and bylaws of Aetna in effect on the date of the Merger Agreement (modified (i) as may be appropriate to effect the transactions contemplated by the Amended Merger Agreement, (ii) as may be appropriate to reflect the fact that Parent is not an "insurance corporation", (iii) to change the par value of the Parent Common Stock from $1.00 to $.01, (iv) to change the name of Parent to Aetna Inc., (v) to increase the authorized capital stock of the Parent and (vi) as may be agreed by U.S. Healthcare and Aetna), and (y) to fix the designation, rights and preferences of the Parent Mandatorily Convertible Preferred Stock.


     Pursuant to the Amended Merger Agreement, from and after the Merger Date, until successors are duly elected or appointed and qualified in accordance with applicable law, the Board of Directors of Parent will consist of the Board of Directors of Aetna immediately prior to the Merger Date, and, no later than 60 days following the Merger Date, the Board of Directors of Parent will be expanded to include the Principal Shareholder and two other Persons initially designated by U.S. Healthcare prior to the Merger Date (the Principal Shareholder and such persons, the "U.S. Healthcare Designees"), provided that such other Persons may elect to become members of the Board of Directors of Parent at any time during such 60 day period. Thereafter, if any of the U.S. Healthcare Designees (with the exception of the Principal Shareholder) is unable or unwilling to serve on the Board of Directors of Parent during the two year period after the Merger Date, the successor or successors to such U.S. Healthcare Designees shall be selected by the Principal Shareholder. U.S. Healthcare Designees (including, if applicable, any successor or successors selected by the Principal Shareholder) will be nominated by the Parent Board of Directors for election to such Board of Directors for a period of no less than two consecutive years immediately following the Merger Date. The Parent Board of Directors will appoint the Principal Shareholder to any committee of the Parent Board of

Directors that is constituted for the purpose of identifying and recommending a candidate to become chief executive officer of Parent at such time as the current chief executive officer of Parent retires.


     From and after the Merger Date, all of the lines of business and operations of U.S. Healthcare (including but not limited to all HMO, POS, indemnity health insurance and other lines of business and operations) and all of the domestic (U.S.) lines of business and operations of Aetna Health Plans (including but not limited to all Health, Specialty Health and Group Insurance lines of business and operations) (hereinafter referred to collectively as the "Combined Health Operations") will report to the two Co-Presidents of U.S. Healthcare as of March 30, 1996, who will then assume the positions of Co-Presidents of the Combined Health Operations (hereinafter referred to as the "Co-Presidents"). The Co-Presidents will have their principal offices in Blue Bell, Pennsylvania or such other location as they shall determine, and shall report directly and exclusively to the chief executive officer of Aetna. Reporting directly and exclusively to the Co-Presidents will be the individuals who serve as the Chief Financial Officer, Chief Medical Officer, Senior Sales Officer and Chief Legal Officer of U.S. Healthcare as of the date of the Merger Agreement, who will each assume similar positions and responsibilities for the Combined Health Operations as of the Merger Date except as may otherwise be mutually agreed between the Co-Presidents and any of the specific officers. The Co-Presidents will also select and appoint those other senior officers who will be reporting directly to the Co-Presidents and responsible for other areas of responsibility for the Combined Health Operations (including but not limited to Group Insurance, Information Technology, Operations, Sales, National Accounts, Behavioral Health, Dental, Pharmacy, Health Education, and Human Resources), provided, however, that such appointments shall be made only in consultation with and with the approval of the chief executive officer of Aetna. The Co-Presidents will also serve as Co-Chairs of a transition group consisting of U.S. Healthcare and Aetna executives who will plan for and oversee the integration activities of the Combined Health Operations to occur on and after the Merger Date. For a period of 24 months from the Merger Date, no person employed by U.S. Healthcare as of the date of the Merger Agreement will be discharged with or without cause or have his or her compensation reduced or his or her principal office location changed absent the prior consent and approval of the Co-Presidents. Any change or termination in the use of the U.S. Healthcare name or apple logo with respect to U.S. Healthcare products marketed as of the date of the Merger Agreement will be as mutually agreed by the Chairman of Aetna and the Co-Presidents. The provisions described in this paragraph will be subject to the terms of any employment agreements entered into by U.S. Healthcare with any of its employees as of the date of the Merger Agreement or with the Specified U.S. Healthcare Officers as contemplated by the Amended Merger Agreement.

CONDITIONS TO THE MERGERS

     The obligations of Aetna to effect the Aetna Sub Merger and the obligations of U.S. Healthcare to effect the U.S. Healthcare Sub Merger are each subject to the effectuation by the other of the Merger to which the other is a party and to all the following additional conditions: (a) the Amended Merger Agreement and the transactions contemplated thereby shall have been approved and adopted by the shareholders of Aetna in accordance with the laws of the State of Connecticut and by the shareholders of U.S. Healthcare in accordance with the laws of the Commonwealth of Pennsylvania; (b) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated by the Amended Merger Agreement shall have expired; (c) no provision of any applicable law or regulation and no judgment, injunction, order or decree of a court of competent jurisdiction shall prohibit the consummation of either of the Mergers; (d) the Form S-4 Registration Statement relating to the Parent Common Stock and Parent Mandatorily Convertible Preferred Stock shall have been declared effective under the 1933 Act and no stop order suspending the effectiveness of such Form S-4 Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission; (e) (i) U.S. Healthcare shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom in form and substance reasonably satisfactory to U.S. Healthcare, and (ii) Aetna shall have received an opinion of Davis Polk & Wardwell in form and substance satisfactory to Aetna, in each case on the basis of certain facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing on the Merger Date, to the effect that neither it nor any of its shareholders shall recognize gain or loss for U.S. Federal income tax purposes as a result of the Mergers to which it is a party (other than in respect of (x) the

Cash Consideration or (y) any cash paid in lieu of fractional shares); (f) the shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock issuable in the Mergers shall have been approved for listing on the NYSE upon official notice of issuance or such other stock exchanges as shall be agreed; and (g) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the U.S. Healthcare Sub Merger and the Aetna Sub Merger including, without limitation, any approvals or filings required under federal or state laws, rules and regulations governing insurance and insurance companies, health maintenance organizations, health care services plans, third party administrators or other managed health care organizations, or any actions or filings pursuant to the New Jersey Industrial Site Recovery Act shall have been made or obtained.

     The obligations of Aetna to effect the Aetna Sub Merger are further subject to all of the following conditions: (a) (i) U.S. Healthcare shall have performed in all material respects all of its obligations under the Amended Merger Agreement required to be performed by it at or prior to the Merger Date, (ii) the representations and warranties of U.S. Healthcare contained in the Amended Merger Agreement shall be true at and as of the Merger Date, as if made at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect (as defined in the Amended Merger Agreement) qualifications or materiality exceptions contained therein); provided that the condition set forth in clause (ii) will be deemed satisfied if any inaccuracies in any such representations and warranties at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein) would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on U.S. Healthcare; and (b) at least twelve of the U.S. Healthcare Specified Officers shall have entered into employment agreements with U.S. Healthcare substantially in the form attached to the Merger Agreement.


     The obligations of U.S. Healthcare to effect the U.S. Healthcare Sub Merger are further subject to all of the following conditions: (a) (i) Aetna shall have performed in all material respects all of its obligations under the Amended Merger Agreement required to be performed by it at or prior to the Merger Date,
(ii) the representations and warranties of Aetna contained in the Amended Merger Agreement shall be true at and as of the Merger Date, as if made at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein); provided that the condition set forth in clause (ii) will be deemed satisfied if any inaccuracies in any such representations and warranties at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein) would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on Aetna; and (b) the average of the closing prices per share of the Aetna Common Stock on the NYSE Composite Tape for the 20 consecutive trading days immediately prior to the proposed Merger Date (the "Average Closing Stock Price") is not less than $60.90, provided that this condition will be deemed to be satisfied notwithstanding the fact that the Average Closing Stock Price is less than $60.90 if Aetna, in its sole discretion, agrees to increase that portion of the Merger Consideration payable in respect of each share of U.S. Healthcare Stock by an amount in cash equal to
(A) the difference between (I) a fraction, the numerator of which is $60.90 and the denominator of which is the Average Closing Stock Price and (II) 1, and multiplying such difference by (B) the product of (y) 0.2995 and (z) the Average Closing Stock Price. In the event that the Average Closing Stock Price is less than $60.90 and Aetna determines not to increase the Cash Consideration, U.S. Healthcare has the right not to consummate the Mergers. The Board of Directors of U.S. Healthcare has not made any determination as to what course of action it would take in such event. The U.S. Healthcare Board of Directors would make its decision based on the facts and circumstances existing at such time, after consulting with its legal advisors and with Goldman Sachs and Merrill Lynch, U.S. Healthcare's financial advisors. Because the Mergers may not be consummated for a period of time after the Shareholder Meetings, the Average Closing Stock Price may be higher or lower than the price per share of Aetna Common Stock at the time of the Shareholder Meetings. In the event that (i) the Average Closing Stock Price (as defined in the Amended Merger Agreement) drops to less than $60.90, (ii) Aetna decides not to increase the Cash Consideration pursuant to the Amended Merger Agreement and (iii) U.S. Healthcare determines to waive its right not to consummate the Mergers in those circumstances, U.S. Healthcare will recirculate proxy materials to its shareholders to obtain a revote and will seek updated opinions from its financial advisors.

     All the conditions to the Mergers must either be satisfied or waived prior to the consummation of the Mergers.

REPRESENTATIONS AND WARRANTIES

     The Amended Merger Agreement contains certain representations and warranties including without limitations representations and warranties by each of Aetna and U.S. Healthcare as to (i) corporate existence and power, (ii) corporate authorization, (iii) governmental authorization, (iv) non-contravention, (v) capitalization, (vi) subsidiaries, (vii) filings with the Commission, (viii) financial statements, (ix) disclosure documents, (x) information supplied, (xi) absence of certain changes, (xii) no undisclosed material liabilities, (xiii) litigation and investigations, (xiv) taxes, (xv) matters relating to ERISA, (xvi) permits and compliance with laws, (xvii) intellectual property rights and (xviii) fairness opinions.

CERTAIN COVENANTS

     The Amended Merger Agreement requires that until the Merger Date, U.S. Healthcare and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Specifically, pursuant to the Merger Agreement, except as contemplated by the Amended Merger Agreement, without the prior written consent of Aetna:

          (a) U.S. Healthcare will not adopt or propose any change in its articles of incorporation or bylaws;

          (b) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, (i) merge or consolidate with any other Person (other than a merger of consolidation of a Subsidiary of U.S. Healthcare with a wholly-owned Subsidiary of U.S. Healthcare) or (ii) acquire, whether by means of merger, consolidation or otherwise, any business or assets, other than acquisitions of products or services used in the ordinary course operations of the business of U.S. Healthcare and its Subsidiaries in a manner consistent with past practice and other acquisitions in an aggregate amount not exceeding $75,000,000;

          (c) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, sell, lease, license or otherwise dispose of any material assets or property except in the ordinary course of business pursuant to contracts or commitments existing on the date of the Merger Agreement;

          (d) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, declare, set aside or pay any dividend (other than the payment of U.S. Healthcare regular quarterly dividend on U.S. Healthcare Common Stock in an amount not exceeding $0.275 per share and on U.S. Healthcare Class B Stock in an amount not exceeding $0.248 per share) or make any other distribution with respect to any shares of U.S. Healthcare Stock;

          (e) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, create or assume any Lien on any material asset other than in the ordinary course consistent with past practices;

          (f) except pursuant to contracts or commitments existing on the date of the Merger Agreement and other than the issuance of an aggregate of 150,000 options to acquire U.S. Healthcare Stock and/or shares of U.S. Healthcare Restricted Stock to Persons other than the Specified U.S. Healthcare Officers, U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any U.S. Healthcare Securities, any U.S. Healthcare Subsidiary Securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any U.S. Healthcare Securities or U.S. Healthcare Subsidiary Securities;

          (g) except as provided for in the Merger Agreement, (i) U.S. Healthcare will not split, combine or reclassify, or take any other similar action with respect to, any U.S. Healthcare Stock, and (ii) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, repurchase, redeem or otherwise acquire an amount of shares of capital stock of, or other ownership interests in,

     U.S. Healthcare or any Subsidiary of U.S. Healthcare, which repurchase, redemption or other acquisition, individually or in the aggregate, is material to U.S. Healthcare and its Subsidiaries, taken as a whole;

          (h) except for borrowings or guarantees in the ordinary course of business consistent with past practice, U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, incur or assume any indebtedness from any third party for borrowed money or guarantee any such indebtedness;

          (i) except for (i) loans, advances or capital contributions to or investments in Subsidiaries of U.S. Healthcare, (ii) investments in securities consistent with past practices or (iii) other loans, advances, capital contributions or investments in an aggregate amount not exceeding $25,000,000, U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to make any material loans, advances or capital contributions to, or investments in, any other Person;

          (j) except for employment agreements with the Specified U.S. Healthcare Officers in the form attached to the Merger Agreement, U.S. Healthcare will not, and will not permit any of its Subsidiaries to: (i)
     (A) grant any severance or termination pay to, or enter into any employment, termination or severance arrangement with, any Specified U.S. Healthcare Officer or, (B) except in the ordinary course of business consistent in magnitude and character with past practice and with the terms of severance or termination arrangements in effect or pending on the date of the Merger Agreement with respect to individuals with comparable positions or responsibilities, grant any severance or termination pay to, or enter into any employment, termination or severance arrangement with, any other employees; (ii) (A) amend in any material respect any employment, termination or severance arrangement with any Specified U.S. Healthcare Officer or (B) except in the ordinary course, amend in any material respect any employment, termination or severance arrangement with any other directors, officers or employees; (iii) (x) establish, adopt, enter into, or (y) except (I) amendments to the U.S. Healthcare Stock Options or the restricted stock of U.S. Healthcare to accelerate the vesting thereof upon execution of the Merger Agreement and (II) the acceleration of vesting of U.S. Healthcare Non-Employee Stock Options and U.S. Healthcare Restricted Stock issued to Persons who are not employees of U.S. Healthcare, amend or take action to accelerate or enhance any rights or benefits under, (A) any plan providing for options, stock, performance awards or other forms of incentive or deferred compensation or (B) any collective bargaining, bonus, profit sharing, thrift, compensation, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any of its directors, officers or employees; (iv) grant, confer or award any options, stock, performance awards or other awards to acquire any shares of its capital stock (other than an aggregate of 150,000 options to acquire U.S. Healthcare Stock and/or shares of restricted stock of U.S. Healthcare pursuant to the terms existing on the date of the Merger Agreement of U.S. Healthcare's plans) to Persons other than the Specified U.S. Healthcare Officers; (v) increase the contribution percentages under U.S. Healthcare's defined contribution plans; or (vi) (A) other than an annual adjustment with respect to the 1997 calendar year if the Merger Date occurs after December 31, 1996, which adjustment shall be of a magnitude and character consistent with past practice, increase the compensation or benefits of any Specified U.S. Healthcare Officer or pay any benefit not required by any plan or arrangement as in effect as of the date of the Merger Agreement or (B) except in the ordinary course of business consistent in magnitude and character with past practice and in no event greater than 6% in the aggregate on a per annum basis for all such individuals as a group, increase the compensation or benefits of any other employees or pay any benefit not required by any plan or arrangement as in effect as of the date of the Merger Agreement; provided that Aetna has agreed that it will not unreasonably withhold its consent, if requested by U.S. Healthcare, to transactions described in this paragraph (j);

          (k) U.S. Healthcare will not, and will not permit any of its Subsidiaries to, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of U.S. Healthcare or any Subsidiary of U.S. Healthcare, or any plan of division or share exchange involving U.S. Healthcare or any of its Subsidiaries;

          (l) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, change any method of accounting or any accounting principle or practice used by U.S. Healthcare or any Subsidiary of U.S. Healthcare, except for any such change required by reason of a concurrent change in generally accepted accounting principles or statutory accounting principles;

          (m) except as previously disclosed to Aetna and except for such contracts as would not be material to U.S. Healthcare and its Subsidiaries taken as a whole or material to their operation in any Standard Metropolitan Statistical Area, U.S. Healthcare will not and will not permit any Subsidiary of U.S. Healthcare to enter into any contract limiting the right of U.S. Healthcare or any of its Subsidiaries at any time on or after the date of the Merger Agreement or Aetna or any of its Subsidiaries or Affiliates at or after the Merger Date, to engage in, or to compete with any Person in, any business, including, without limitation, any contract which includes exclusivity provisions restricting the geographical area in which, or the method by which, any such business may be conducted by U.S. Healthcare or any of its Subsidiaries or Affiliates, or by Aetna or any of its Subsidiaries or Affiliates after the Merger Date;

          (n) subject (in the case of an acquisition) to paragraph (b) above, U.S. Healthcare will not and will not permit any of its Subsidiaries to enter into any acquisition, joint venture, national vendor or franchising agreement or arrangement which is material to U.S. Healthcare and its Subsidiaries, taken as a whole;

          (o) U.S. Healthcare will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with a third party on an exclusive basis to offer or market any of the following services of such third party: group life, disability, managed workers' compensation, long term care, dental, behavioral or pharmacy benefits; and

          (p) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, agree, commit or adopt any plan or proposal to do any of the foregoing.

     The Amended Merger Agreement further provides that prior to the Merger Date, except as contemplated by or described in the Amended Merger Agreement, unless U.S. Healthcare has consented in writing thereto:

          (a) Aetna will not adopt or propose any change in its certificate of incorporation or bylaws;

          (b) (i) Aetna will not, and will not permit any Subsidiary of Aetna to, merge or consolidate with any other Person (other than a merger or consolidation of a Subsidiary of Aetna with a wholly-owned Subsidiary of Aetna) and (ii) Aetna shall cause Aetna's domestic (U.S.) health care operations (the "Aetna Health Operations") not to acquire, whether by means of merger, consolidation or otherwise, any business or assets, other than acquisitions of products or services used in the ordinary course operations of the business of Aetna and its Subsidiaries in a manner consistent with past practice and other acquisitions in an aggregate amount not exceeding $75,000,000;

          (c) Aetna will not permit any Aetna Health Operations to, sell, lease, license or otherwise dispose of any material assets or property except in the ordinary course of business pursuant to contracts or commitments existing on the date of the Merger Agreement;

          (d) Aetna will not, and will not permit any Subsidiary of Aetna to, declare, set aside or pay any dividend (other than the payment of a regular quarterly dividend on Aetna Common Stock in an amount not exceeding $0.69 per share), or make any other distribution, with respect to any shares of Aetna's capital stock;

          (e) Aetna will not, and will not permit the Aetna Health Operations to, create or assume any Lien on any material asset other than in the ordinary course consistent with past practices;

          (f) Aetna will not, and will not permit any Subsidiary of Aetna to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any capital stock of Aetna or Aetna Subsidiary Securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such securities of Aetna or any Aetna Subsidiary Securities except (i) pursuant to contracts and commitments existing on the date hereof, (ii) the issuance of Aetna securities pursuant to existing Aetna stock plans or in connection with the exercise of Aetna Stock Options, and (iii) any such securities issued in one or a series of transactions at fair market value which would not require the approval of the shareholders of Aetna under the applicable NYSE rules;

          (g) except as described in the Amended Merger Agreement, (i) Aetna will not split, combine or reclassify, or take any other similar action with respect to, any capital stock of Aetna, and (ii) Aetna will not, and will not permit any Subsidiary of Aetna to, repurchase, redeem or otherwise acquire an amount of shares of capital stock of, or other ownership interests in, Aetna or any Aetna Subsidiary Securities which repurchase, redemption or other acquisition, individually or in the aggregate, is material to Aetna and its Subsidiaries taken as a whole;

          (h) except for borrowings or guarantees in the ordinary course of business consistent with past practice, Aetna will not permit any Aetna Health Operation to incur or assume any indebtedness from any third party for borrowed money or guarantee any such indebtedness;

          (i) except for (i) loans, advances or capital contributions to or investments in Subsidiaries of Aetna, (ii) investments in securities consistent with past practice or (iii) other loans, advances, capital contributions or investments in an aggregate amount not exceeding $25,000,000, Aetna will not permit any Aetna Health Operation to make any material loans, advances or capital contributions to, or investments in, any other Person;

          (j) Aetna will not, and will not permit any of its Subsidiaries to, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of Aetna or any Subsidiary of Aetna, or any plan of division or share exchange involving Aetna or any of its Subsidiaries;

          (k) Aetna will not, and will not permit any Subsidiary of Aetna to, change any method of accounting or any accounting principle or practice used by Aetna or any Subsidiary of Aetna, except for any such change required by reason of a concurrent change in generally accepted accounting principles or statutory accounting principles;

          (l) except as previously disclosed to U.S. Healthcare and except for such contracts as would not be material to Aetna or the applicable Aetna Health Operations or material to their operation in any Standard Metropolitan Statistical Area, Aetna will not permit any Aetna Health Operation to enter into any contract limiting the right of any Aetna Health Operation at any time on or after the date of the Merger Agreement or U.S. Healthcare or any of its Subsidiaries or Affiliates at or after the Merger Date, to engage in, or to compete with any Person in, any business, including, without limitation, any contract which includes exclusivity provisions restricting the geographical area in which, or the method by which, any such business may be conducted by Aetna or any of its Subsidiaries or Affiliates, or by U.S. Healthcare or any of its Subsidiaries or Affiliates after the Merger Date;

          (m) Aetna will not permit any Aetna Health Operation to enter into any acquisition, joint venture, national vendor or franchising agreement or arrangement which is material to Aetna and its Subsidiaries, taken as a whole;

          (n) subject (in the case of an acquisition) to paragraph (b) above, Aetna will not permit any Aetna Health Operation to enter into any agreement or arrangement with a third party on an exclusive basis to offer or market any of the following services of such third party: group life, disability, managed workers' compensation, long term care, dental, behavioral or pharmacy benefits; and

          (o) Aetna will not, and will not permit any Subsidiary of Aetna to, agree, commit or adopt any plan or proposal to do any of the foregoing.

     Until the Merger Date, Aetna and U.S. Healthcare have agreed to cause Parent (x) not to take any action inconsistent with the provisions of the Amended Merger Agreement and (y) not to conduct business or activity other than in connection with the Amended Merger Agreement.


     Parent intends, upon consummation of the Mergers, to set its quarterly dividend at an annual payout rate of between 10% to 20% of operating earnings (which excludes net realized capital gains or losses) before amortization of goodwill and other intangibles related to the Mergers. Pursuant to the Amended Merger

Agreement, initially after the Merger Date, subject to applicable law, the annual dividend on the Parent Common Stock will not be less than $0.80 per share of Parent Common Stock. The Board of Directors of Parent will review the cash dividend each quarter after interim operating earnings are known.


     Pursuant to the Amended Merger Agreement, Parent will cause the U.S. Healthcare Surviving Corporation to perform its obligations under (a) the agreements with Criterion (see "The Mergers -- Interests of Certain Persons in the Mergers") and (b) the employment agreements with the Specified U.S. Healthcare Officers. In addition, Parent will not permit the U.S. Healthcare Surviving Corporation to terminate the agreements with Criterion until 2004 absent a breach by any other party thereto. See "Other Information for U.S. Healthcare Annual Meeting -- Certain Relationships and Transactions."

     The Amended Merger Agreement contains certain other covenants including covenants relating to (i) preparation and filing of proxy statements, (ii) access to information, (iii) notices of certain events, (iv) coordination and cooperation with respect to shareholders' meetings, preparation and filing of disclosure documents, actions and filings with governmental bodies, agencies, officials or authorities and other third parties, (v) public announcements, (vi) letters from persons deemed "affiliates" for purposes of Rule 145 under the 1933 Act, (vii) filing of a Form S-4 registration statement, (viii) government authorizations, (ix) filing of disclosure documents and (x) the listing of the Parent Common Stock and Parent Mandatorily Convertible Preferred Stock.

     Pursuant to the Amended Merger Agreement, U.S. Healthcare and Aetna have also agreed to cause a meeting of their shareholders to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of the Amended Merger Agreement and, to the extent submitted to such shareholders for approval, of the transactions contemplated by the Amended Merger Agreement, and the Boards of Directors of U.S. Healthcare and Aetna have agreed to recommend approval and adoption of the Amended Merger Agreement by such shareholders, provided that such meetings need not be called and held and, prior to such meetings such recommendations may be withdrawn, modified or amended to the extent that, as a result of the commencement or receipt of an Acquisition Proposal (as defined below) with respect to U.S. Healthcare or an Aetna Acquisition Proposal (as defined below), as applicable, the Board of Directors of the entity subject to such Acquisition Proposal determines in good faith that it is necessary to so act in order to comply with the fiduciary duties under applicable law after consultation with independent counsel.

     Aetna has also agreed to vote or cause to be voted all shares of U.S. Healthcare Stock owned by it or any of its Subsidiaries in favor of the approval and adoption of the Amended Merger Agreement, provided that no obligation shall be imposed in respect of shares of U.S. Healthcare Stock (i) held by Aetna or any Subsidiary of Aetna for the account of another Person (ii) as to which Aetna or any Subsidiary or Affiliate of Aetna is or may be required to act as fiduciary or in a similar capacity or (iii) the voting of which pursuant to the above would violate any legal duties or obligations of Aetna or any Subsidiary or Affiliate of Aetna.

     Aetna and U.S. Healthcare have further agreed, subject to the terms and conditions of the Amended Merger Agreement, that each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Mergers and the other transactions contemplated by the Amended Merger Agreement.

NON-SOLICITATION

     Pursuant to and until the termination of the Amended Merger Agreement, U.S. Healthcare will not, and will cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of U.S. Healthcare or any of its Subsidiaries not to, directly or indirectly, take any action to solicit, initiate or encourage any Acquisition Proposal with respect to U.S. Healthcare or engage in negotiations with, or disclose any nonpublic information relating to U.S. Healthcare or any Subsidiary of U.S. Healthcare or afford access to the properties, books or records of U.S. Healthcare or any Subsidiary of U.S. Healthcare to, any Person that may be considering making, or has made, an Acquisition Proposal with respect to U.S. Healthcare. However, U.S. Healthcare is not prevented from furnishing non-public information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide Acquisition Proposal with respect to U.S. Healthcare, if and only to the extent that (1) the Board of Directors of U.S. Healthcare determines in good faith after consultation with independent counsel that such action is necessary in order to comply with its fiduciary duties under applicable law and (2) prior to furnishing non-public information to, or entering into discussions or negotiations with, such Person, U.S. Healthcare receives from such Person an executed confidentiality agreement with terms no less favorable to U.S. Healthcare than those contained in the Confidentiality Agreement dated as of January 16, 1996 between U.S. Healthcare and Aetna (the "Confidentiality Agreement"). U.S. Healthcare will promptly (and in no event later than 24 hours after receipt of the relevant Acquisition Proposal with respect to U.S. Healthcare), notify (which notice shall be provided orally and in writing and shall identify the Person making the relevant Acquisition Proposal with respect to U.S. Healthcare and set forth the material terms thereof) Aetna after receipt of any Acquisition Proposal with respect to U.S. Healthcare or any request for nonpublic information relating to U.S. Healthcare or any Subsidiary of U.S. Healthcare or for access to any properties, books or records of U.S. Healthcare or any Subsidiary of U.S. Healthcare by any Person that may be considering making, or has made, an Acquisition Proposal with respect to U.S. Healthcare and will keep Aetna fully informed of the status and details of any such Acquisition Proposal with respect to U.S. Healthcare. U.S. Healthcare shall give Aetna at least one day's advance notice of any information to be supplied to, and at least three days' advance notice of any agreement to be entered into with, any Person making such Acquisition Proposal with respect to U.S. Healthcare. U.S. Healthcare shall, and shall cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of U.S. Healthcare or any of its Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal with respect to U.S. Healthcare. An "Acquisition Proposal" with respect to any Person, pursuant to the Amended Merger Agreement, means any offer or proposal for, or any indication of interest in, (i) a merger or other business combination involving such Person or any Subsidiary of such Person or (ii) the acquisition in any manner of any significant equity interest in, or a substantial portion of the assets of, such Person or any Subsidiary of such Person, in each case other than the transactions contemplated by the Amended Merger Agreement.

     Pursuant to the Amended Merger Agreement, until the termination of the Amended Merger Agreement, Aetna will not, and will cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of Aetna or any of its Subsidiaries not to, directly or indirectly, take any action to solicit, initiate or encourage any Aetna Acquisition Proposal or engage in negotiations with, or disclose any nonpublic information relating to Aetna or any Subsidiary of Aetna or afford access to the properties, books or records of Aetna or any Subsidiary of Aetna to, any Person that may be considering making, or has made, an Aetna Acquisition Proposal. However, Aetna is not prevented from furnishing non-public information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide Aetna Acquisition Proposal, with respect to Aetna if and only to the extent that (1) the Board of Directors of Aetna determines in good faith after consultation with independent counsel that such action is necessary in order to comply with its fiduciary duties under applicable law and (2) prior to furnishing non-public information to, or entering into discussions or negotiations with, such Person, Aetna receives from such Person an executed confidentiality agreement with terms no less favorable to Aetna than those contained in the Confidentiality Agreement. Aetna will promptly (and in no event later than 24 hours after receipt of the relevant Aetna Acquisition Proposal) notify (which notice shall be provided orally and in writing and shall identify the Person making the relevant Aetna Acquisition Proposal and set forth the material terms thereof) U.S. Healthcare after receipt of any Aetna Acquisition Proposal or any request for nonpublic information relating to Aetna or any Subsidiary of Aetna or for access to any properties, books or records of Aetna or any Subsidiary of Aetna by any Person that may be considering making, or has made, an Aetna Acquisition Proposal and will keep U.S. Healthcare fully informed of the status and details of any such Aetna Acquisition Proposal. Aetna shall give U.S. Healthcare at least one day's advance notice of any information to be supplied to, and at least three days' advance notice of any agreement to be entered into with, any Person making such Aetna Acquisition Proposal. Aetna shall, and shall cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of Aetna or any of its Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted prior to the date of the Merger Agreement with respect to any Aetna Acquisition Proposal. An "Aetna Acquisition Proposal" pursuant to the Merger Agreement means any offer or proposal for, or any indication of interest in, (i) a merger or other business combination involving Aetna or any of the Aetna Health Operations or (ii) the acquisition in any manner of any significant equity interest in, or a substantial portion of the assets of, the Aetna Health Operations, in each case other than the transactions contemplated by the Merger Agreement.

STOCK OPTIONS AND BENEFIT PLANS


     U.S. Healthcare Options. Pursuant to the Amended Merger Agreement, as of the date of the Merger Agreement, each then-outstanding (i) U.S. Healthcare Employee Stock Option became and (ii) U.S. Healthcare Non-Employee Stock Option, in each case, under any incentive plan of U.S. Healthcare, will become fully vested and exercisable. At the Merger Date, each U.S. Healthcare Stock Option then outstanding will be canceled and treated as follows:


          (i) with respect to all U.S. Healthcare Non-Employee Stock Options and the Initial Number of U.S. Healthcare Option Shares, Parent will issue in substitution therefor U.S. Healthcare Substitute Options. U.S. Healthcare Substitute Options will be issued under a Parent stock option plan to be adopted prior to the Merger Date and which shall comply in all respects with the applicable requirements of Rule 16b-3 promulgated under the 1934 Act. The number of shares of Parent Common Stock subject to each such U.S. Healthcare Substitute Option and the exercise price thereunder will be computed in compliance with the requirements of Section 424(a) of the Code, and each such U.S. Healthcare Substitute Option will otherwise be subject to the other applicable terms and conditions of the U.S. Healthcare Stock Option for which it is substituted. Without limiting the generality of the foregoing, (A) the exercise price of each U.S. Healthcare Substitute Option will equal the exercise price of the U.S. Healthcare Stock Option for which such U.S. Healthcare Substitute Option was substituted, multiplied by a fraction, the numerator of which is the average closing price of Parent Common Stock for the five trading days following the Merger Date ("X") and the denominator of which is the closing price of U.S. Healthcare Stock on the last trading day preceding the Merger Date ("Y") and (B) the number of shares subject to such U.S. Healthcare Substitute Option will equal the Initial Number of U.S. Healthcare Option Shares, multiplied by a fraction, the numerator of which is Y and the denominator of which is X. The U.S. Healthcare Stock Options for which U.S. Healthcare Substitute Options will be issued with respect to each holder shall be selected in the following order:

        (1) first, incentive stock options, and

        (2) second, nonqualified options,

     in each case giving priority to those with the highest exercise price.

          (ii) with respect to each remaining canceled U.S. Healthcare Employee Stock Option, the holder will receive in cash, within as promptly as possible, but in no event more than 10 business days following the Merger Date, an amount equal to the excess of (A) the closing price of U.S. Healthcare Stock on the last trading day preceding the Merger Date, over
     (B) the exercise price of such U.S. Healthcare Stock Option, multiplied by the number of shares of U.S. Healthcare Stock subject to such remaining U.S. Healthcare Employee Stock Option.

     As of the date of the Merger Agreement, each then outstanding share of U.S. Healthcare Restricted Stock became fully vested. Each outstanding share of restricted stock of U.S. Healthcare issued to any Person who is not an employee of U.S. Healthcare will become fully vested and entitled to receive the U.S. Healthcare Merger Consideration on the Merger Date.

     Aetna Options. Pursuant to the Amended Merger Agreement, at the Merger Date, each outstanding Aetna Stock Option under any of Aetna's incentive plans, whether vested or unvested, will be canceled and Parent shall issue in substitution therefor an Aetna Substitute Option. Aetna Substitute Options will be issued under a Parent stock option plan to be adopted prior to the Merger Date which will comply in all respects with the applicable requirements of Rule 16b-3 promulgated under the 1934 Act. The number of shares of Parent Common Stock subject to each such Aetna Substitute Option and the exercise price thereunder will equal the number of shares of Aetna Common Stock subject to the Aetna Stock Option and the exercise price thereunder that such Aetna Substitute Option replaces and, in compliance with the requirements of

Section 424(a) of the Code, each such Substitute Option shall be subject to substantially all of the other terms and conditions (including vesting schedule) of the Aetna Stock Option it replaces.

     Benefit Plans. Pursuant to the Merger Agreement, through December 31, 1998, Parent will maintain employee plans and benefit arrangements for the benefit of U.S. Healthcare employees that are reasonably comparable in the aggregate to the U.S. Healthcare Employee Plans and U.S. Healthcare Benefit Arrangements. Any changes will be deemed reasonably comparable in the aggregate unless unanimously rejected by the two Co-Presidents of U.S. Healthcare in their reasonable good faith discretion.

     Upon the consummation of the Aetna Sub Merger any existing rights attached to Aetna Common Stock under the Rights Agreement, as amended, dated as of October 27, 1989 between Aetna and First Chicago Trust Company of New York will be extinguished.

     U.S. Healthcare has agreed that it will and will direct the appropriate fiduciaries to, exercise all appropriate fiduciary responsibilities with respect to shares of U.S. Healthcare Stock held in any U.S. Healthcare employee plans.

INDEMNIFICATION AND INSURANCE


     Pursuant to the Merger Agreement, from and after the Merger Date, Parent shall, and shall cause the U.S. Healthcare Surviving Corporation to, indemnify, defend and hold harmless any person who is on the date of the Amended Merger Agreement, or has been at any time prior to the date of the Merger Agreement, or who becomes prior to the Merger Date, an officer, director, or employee or agent, and the Principal Shareholder (the "Indemnified Party") of U.S. Healthcare or any of its Subsidiaries against all losses, claims, damages, liabilities, costs and expenses (including attorney's fees and expenses), judgments, fines, losses, and amounts paid in settlement in connection with any actual or threatened action, suit, claim, proceeding or investigation (each a "Claim") to the extent that any such Claim is based on, or arises out of, (i) the fact that such person is or was a director, officer, employee or agent or the Principal Shareholder of U.S. Healthcare or any of its Subsidiaries at any time prior to the Merger Date or is or was serving at the request of U.S. Healthcare or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at any time prior to the Merger Date, or (ii) the Amended Merger Agreement, the Voting Agreement, as amended by Amendment No. 1 thereto dated May 30, 1996, or any of the transactions contemplated thereby, or (iii) Claims relating to the facts specified in the consolidated lawsuit captioned J.H. Realty et. al. v. U.S. Healthcare (C.A. 95-CV-4176 and 95-CV-7180 (E.D. Pa.)) in each case to the extent that any such Claim pertains to any matter or fact arising, existing, or occurring prior to or at the Merger Date, regardless of whether such Claim is asserted or claimed prior to, at or after the Merger Date (the matters described in clauses (i), (ii) and (iii) the "Pre-Merger Matters"), to the fullest extent indemnified under U.S. Healthcare's articles of incorporation, bylaws in effect as of the date of the Amended Merger Agreement or indemnification agreements in effect at the date of the Amended Merger Agreement, including provisions relating to advancement of expenses incurred in the defense of any action or suit; provided that, for purposes of the foregoing, the Principal Shareholder, in his capacity as such, shall be deemed to be a beneficiary of such indemnification provisions; and, provided further that such indemnification shall be subject to any limitation imposed from time to time under applicable laws.


     Parent and the U.S. Healthcare have agreed that all rights to indemnification and all limitations or exculpation of liabilities existing in favor of the Indemnified Party as provided in U.S. Healthcare's articles of incorporation and bylaws as in effect as of the date of the Merger Agreement shall continue in full force and effect with respect to Pre-Merger Matters, without any amendment thereto, for a period of six years from the Merger Date to the extent such rights are consistent with Pennsylvania Law; provided that, in the event any Claim or Claims with respect to any such Pre-Merger Matters are asserted or made within such six year period, all rights to indemnification in respect of any such Claim or Claims shall continue until disposition of any and all such Claims; provided further, that any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the Pennsylvania Law, U.S. Healthcare's articles of incorporation or bylaws or such agreements, as the case may be, shall be made by independent legal counsel selected by the Indemnified Party and reasonably acceptable to Parent. However, the provisions described in this section shall not impair any rights or obligations of any present or former directors or officers of U.S. Healthcare.

     Pursuant to the Amended Merger Agreement, in the event Parent or the U.S. Healthcare Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary to effectuate the purposes of provisions described in this section, proper provision shall be made so that the successors and assigns of Parent and U.S. Healthcare assume the obligations described in this section and none of the actions described in clause (i) or (ii) shall be taken until such provision is made.

     Parent or the U.S. Healthcare Surviving Corporation have agreed to maintain U.S. Healthcare's officers' and directors' liability insurance policy as of the Merger Date ("D&O Insurance") with respect to Pre-Merger Matters for a period of not less than six years after the Merger Date, provided, that Parent or the U.S. Healthcare Surviving Corporation may substitute therefor policies of substantially similar coverage and amounts containing terms no less advantageous to such former directors or officers; provided, further, if the existing D&O Insurance with respect to Pre-Merger Matters expires or is canceled during such period, Parent or the U.S. Healthcare Surviving Corporation have agreed to use their best efforts to obtain substantially similar D&O Insurance; and provided further that in satisfying its obligations described in this Section, Parent shall not be obligated to pay premiums in excess of 150% of the premium for D&O Insurance paid by U.S. Healthcare as of the date of the Merger Agreement, which amount has previously been disclosed to Aetna.

     The terms described in the four immediately preceding paragraphs will similarly apply to Aetna, and Parent shall have obligations with respect to Aetna corresponding to those of Parent with respect to U.S. Healthcare described in this section.

     Pursuant to the Amended Merger Agreement, notwithstanding anything to the contrary described in the first paragraph of this Section, the obligations of Parent to indemnify the Principal Shareholder as described in the first paragraph of this Section in his capacity as such and not as a director or officer shall (i) take effect as of the date of the Merger Agreement, (ii) prior to the Merger Date, be the obligations of Aetna and (iii) be limited to Claims based on, or arising out of, the Amended Merger Agreement, the Voting Agreement or any of the transactions contemplated thereby involving the Principal Shareholder in his capacity as such. Expenses that are subject to indemnification as described in this Section shall be advanced by Parent or Aetna, as applicable, and indemnification shall be paid in accordance with the procedures set forth in U.S. Healthcare's bylaws in effect as of the date of the Merger Agreement as the same have been modified as described in the second paragraph of this section.

TERMINATION

     The Amended Merger Agreement may be terminated and abandoned at any time prior to the Merger Date, whether before or after the approval by the respective shareholders of Aetna and U.S. Healthcare:

          (a) by mutual written consent of U.S. Healthcare and Aetna;

          (b) by either U.S. Healthcare or Aetna, if the Merger has not been consummated by the date twelve months following the date of the Merger Agreement;

          (c) by either U.S. Healthcare or Aetna, if there shall be any law or regulation that makes consummation of either of the Mergers illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Aetna or U.S. Healthcare from consummating their respective Mergers is entered and such judgment, injunction, order or decree shall become final and nonappealable;


          (d) by Aetna, in the event of any breach by the Principal Shareholder of any obligations under the Amended Voting Agreement;


          (e) (i) by U.S. Healthcare, if the approvals of the shareholders of Aetna contemplated by the Amended Merger Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or any adjournment thereof or (ii) by Aetna, if the approvals of the shareholders of U.S. Healthcare contemplated by the Amended Merger Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or any adjournment thereof;

          (f) by Aetna, if, (i) the Board of Directors of U.S. Healthcare determines not to call or hold the U.S. Healthcare Annual Meeting or (ii) prior to the U.S. Healthcare Annual Meeting, the Board of Directors of U.S. Healthcare shall have withdrawn, modified or changed in a manner adverse to Aetna its approval or recommendation of the Amended Merger Agreement or the U.S. Healthcare Sub Merger;

          (g) by U.S. Healthcare, if, (i) the Board of Directors of Aetna determines not to call or hold the Aetna Special Meeting or (ii) prior to the Aetna Special Meeting, the Board of Directors of Aetna shall have withdrawn, modified or changed in a manner adverse to U.S. Healthcare its approval or recommendation of the Amended Merger Agreement or the Aetna Sub Merger;

          (h) by Aetna, upon a breach of any representation, warranty, covenant or agreement of U.S. Healthcare, or if any representation or warranty of U.S. Healthcare shall become untrue, in either case such that the conditions described in (a) in the second paragraph under "Conditions to the Mergers" would be incapable of being satisfied by the first anniversary of the date of the Merger Agreement (or as otherwise extended);


          (i) by U.S. Healthcare, upon a breach of any representation, warranty, covenant or agreement of Aetna, or if any representation or warranty of Aetna shall become untrue, in either case such that the conditions described in clause (a) in the third paragraph under "Conditions to the Mergers" would be incapable of being satisfied by the first anniversary of the date of the Merger Agreement (or as otherwise extended); and



          (j) by U.S. Healthcare, upon payment to Aetna of the amounts referred to in the second paragraph under "Expenses and Termination Fee", if prior to the U.S. Healthcare Shareholder Meeting, the Board of Directors of U.S. Healthcare shall have withdrawn or modified in a manner adverse to Aetna its approval or recommendation of the Merger Agreement or the U.S. Healthcare Sub Merger in order to permit U.S. Healthcare to execute a definitive agreement in connection with an Acquisition Proposal with respect to U.S. Healthcare which the Board of Directors of U.S. Healthcare determines in good faith (based on the presentation of an investment banking firm of national reputation) to be more favorable to U.S. Healthcare's shareholders than the U.S. Healthcare Sub Merger.



EXPENSES AND TERMINATION FEES


     The Amended Merger Agreement provides that, except as otherwise described therein or agreed in writing, all costs and expenses incurred in connection with the Amended Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such cost or expense. Aetna and U.S. Healthcare have agreed to share the costs of the Joint Proxy Statement/Prospectus equally.

     U.S. Healthcare has agreed that if the Amended Merger Agreement is terminated pursuant to the provisions described in paragraphs (e)(ii), (f) or
(j) under "Termination", it will pay Aetna an amount equal to $100,000,000 plus all out-of-pocket expenses, not to exceed $25,000,000, incurred by Aetna in connection with the Merger Agreement, the Mergers and all related transactions; provided that no such payment will be required if the Merger Agreement is terminated pursuant to the provisions described in paragraph (e)(ii) under "Termination" unless, after the date of the Merger Agreement, U.S. Healthcare shall have received, or there shall have been commenced, an Acquisition Proposal with respect to U.S. Healthcare.

     U.S. Healthcare has also agreed that if the Amended Merger Agreement is terminated pursuant to the provisions described in paragraph (e)(ii) under "Termination" and no payment is required pursuant to the provisions described in the immediately preceding paragraph of this section, it will reimburse Aetna for all out-of-pocket expenses (not to exceed $25,000,000) incurred by Aetna in connection with the Amended Merger Agreement, the Merger and all related transactions.

     Aetna has agreed that if the Amended Merger Agreement is terminated (i) pursuant to the provisions described in paragraphs (e)(i), (g) or (k) under "Termination", it will pay U.S. Healthcare an amount equal to $100,000,000 plus all out-of-pocket expenses, not to exceed $25,000,000, incurred by U.S. Healthcare in connection with the Amended Merger Agreement, the Mergers and all related transactions; provided that no such payment will be required if the Amended Merger Agreement is terminated pursuant to the provisions described in (e)(i) under the heading "Termination" unless, after the date of the Merger Agreement, Aetna shall have received, or there shall have been commenced, an Aetna Acquisition Proposal.

     Aetna has also agreed that if the Amended Merger Agreement is terminated pursuant to the provisions described in paragraph (e)(i) under "Termination" and no payment is required pursuant to the provisions described in the immediately preceding paragraph of this Section, it will reimburse U.S. Healthcare for all out-of-pocket expenses (not to exceed $25,000,000) incurred by U.S. Healthcare in connection with the Amended Merger Agreement, the Mergers and all related transactions.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties contained in the Amended Merger Agreement will not survive the Merger Date.

RIGHTS UNDER THE AMENDED MERGER AGREEMENT

     None of the Amended Merger Agreement, the Confidentiality Agreement or any other agreement contemplated thereby is intended to confer on any Person other than the parties thereto any rights or remedies except that the provisions described under "Indemnification and Insurance" and the provisions described under the fifth paragraph under "Certain Covenants" are intended to confer rights and remedies on the Persons specified therein, the provisions described in the first paragraph under "Stock Options and Benefit Plans -- Benefit Plans" and in the third paragraph under "Corporate Matters" are intended to confer rights and remedies on the Co-Presidents and the provisions described under the second paragraph under "Corporate Matters" are intended to confer rights and remedies on the Principal Shareholder.

AMENDMENTS; NO WAIVERS

     Any provision of the Amended Merger Agreement may be amended or waived prior to the Merger Date if such amendment or waiver is in writing and signed, in the case of an amendment, by U.S. Healthcare, Aetna and Parent or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of the Amended Merger Agreement by the shareholders of (i) U.S. Healthcare, no such amendment or waiver may, without the further approval of such shareholders, alter or change (A) the amount or kind of consideration to be received in exchange for any shares of capital stock of U.S. Healthcare, or (B) any of the terms or conditions of the Amended Merger Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of U.S. Healthcare and (ii) Aetna, no such amendment or waiver may, without the further approval of such shareholders, alter or change
(A) the amount or kind of consideration to be received in exchange for any shares of capital stock of Aetna or (B) any of the terms or conditions of the Amended Merger Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of Aetna.

GOVERNING LAW

     The Amended Merger Agreement will be construed in accordance with and governed by the law of the State of New York (without regard to principles of conflict of laws).

JURISDICTION

     Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Amended Merger Agreement or the transactions contemplated by the Amended Merger Agreement may be brought against any of the parties in the United States District Court for the Southern District of New York or any state court sitting in the City of New York, Borough of Manhattan, and each of the parties to the Amended Merger Agreement have consented to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and has waived any objection to venue laid therein. Process in any such suit, action or proceeding pursuant to the Amended Merger Agreement may be served on any party anywhere in the world, whether within or without the State of New York.

                          THE AMENDED VOTING AGREEMENT


     The following description of the Voting Agreement, dated as of March 30, 1996, among Leonard Abramson, Aetna Life Insurance Company and Aetna Life Insurance and Annuity Company, as amended by Amendment No. 1 thereto dated as of May 30, 1996 (as so amended the "Amended Voting Agreement) is qualified in its entirety by reference to the complete text of the Amended Voting Agreement, which is incorporated by reference herein and a copy of which is annexed to this Joint Proxy Statement/Prospectus as Appendix B. Capitalized terms not defined herein shall have the meaning set forth in the Amended Voting Agreement.



     Simultaneously with the execution of the Merger Agreement, Aetna Life Insurance Company, a Connecticut insurance corporation and an affiliate of Aetna ("ALIC"), Aetna Life Insurance and Annuity Company, a Connecticut insurance company and an affiliate of Aetna ("ALIAC" and, together with ALIC, the "Other Parties") and the Principal Shareholder entered into a Voting Agreement, which was amended by Amendment No. 1 thereto dated May 30, 1996, pursuant to which the Principal Shareholder agreed to vote or cause to be voted 14,411,955 shares of U.S. Healthcare Class B Stock owned by him, as of the date of such Agreement (the "Class B Shares"), representing approximately 83.7% of the total voting power of U.S. Healthcare's capital stock as of March 30, 1996, at the U.S. Healthcare Annual Meeting and at any other annual or special meeting of shareholders of U.S. Healthcare where such matters arise (a) in favor of the approval and adoption of the Amended Merger Agreement and the transactions contemplated thereby and (b) against (i) approval of any proposal made in opposition to or in competition with the Mergers or any of the other transactions contemplated by the Amended Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of U.S. Healthcare or any of its subsidiaries, with or involving any party other than Aetna, the Other Parties or one of their respective subsidiaries, (iii) any liquidation or winding up of U.S. Healthcare, (iv) any extraordinary dividend by U.S. Healthcare, (v) any change in the capital structure of U.S. Healthcare (other than pursuant to the Amended Merger Agreement) and (vi) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Mergers or the other transactions contemplated by the Amended Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of U.S. Healthcare under the Amended Merger Agreement which would materially and adversely affect U.S. Healthcare or its ability to consummate the transactions contemplated by the Amended Merger Agreement.


     If, in lieu of the U.S. Healthcare Annual Meeting, shareholder action in respect of the Amended Merger Agreement or any of the transactions contemplated thereby is taken by written consent, the Principal Shareholder has agreed that the provisions of the Amended Voting Agreement imposing obligations in respect of or in connection with the U.S. Healthcare Annual Meeting will similarly apply to such action by written consent.

     From and after the date of the Voting Agreement, the Principal Shareholder has also agreed (a) not to commit any act that could restrict or otherwise affect his full legal power, authority and right to vote the Class B Shares in favor of the approval and adoption of the Amended Merger Agreement and the transactions contemplated thereby, and (b) without limiting the generality of the foregoing, not to enter into any voting agreement with any person or entity with respect to any of the Class B Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Class B Shares, deposit any of the Class B Shares in a voting trust or otherwise enter into any agreement or arrangement limiting or affecting the Principal Shareholder's legal power, authority or right to vote the Class B Shares in favor of the approval and adoption of the Amended Merger Agreement and the transactions contemplated thereby.

     The Principal Shareholder has further agreed that (other than pursuant to the Amended Merger Agreement) he will not, and will not agree to, (i) sell, assign, dispose of, encumber, mortgage, hypothecate or otherwise transfer (each such action, a "Transfer") any Class B Shares or any options, warrants or other rights to acquire U.S. Healthcare Class B Stock to any person or entity or (ii) convert (or allow the conversion of) any Class B Shares into shares of U.S. Healthcare Common Stock; provided that, notwithstanding the provisions described in (i) above, the Principal Shareholder is permitted to effect a Transfer of all or a portion of the Class B Shares to any "Permitted Transferee" (as defined in U.S. Healthcare's Articles of Incorporation) if prior to and as a condition of such Transfer such Permitted Transferee enters into a written agreement with the Other Shareholders (in form and substance satisfactory to the Other Shareholders) agreeing to be bound by the terms of the Voting Agreement binding on the Principal Shareholder.

     If, after the date of the Voting Agreement, the Principal Shareholder acquires beneficial ownership of any shares of U.S. Healthcare Class B Stock (any such shares, "Additional Shares"), including, without limitation, upon exercise of any option, warrant or right to acquire U.S. Healthcare Class B Stock or through any stock dividend or stock split, the Principal Shareholder has agreed that the provisions regarding the Class B Shares described above shall also apply to such Additional Shares.

     The provisions of the Amended Voting Agreement will terminate on the earliest to occur of (i) the consummation of the Mergers, (ii) the date which is 18 months after the date of the Voting Agreement or (iii) the termination of the Amended Merger Agreement if, but only if, the Amended Merger Agreement is terminated solely for reasons that are not directly or indirectly related to the commencement of, or any Person's direct or indirect indication of interest in making, an Acquisition Proposal with respect to U.S. Healthcare.

     The Amended Voting Agreement is governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of laws thereof.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated statements of income of Parent for the three months ended March 31, 1996 and the twelve months ended December 31, 1995 present results for Parent as if each of the following had occurred as of January 1, 1996 and January 1, 1995, respectively: (i) the consummation of the sale by Aetna of its property-casualty operations to an affiliate of Travelers (the "Property-Casualty Sale") and (ii) the consummation of the Mergers (including associated borrowings and related transactions). The accompanying unaudited pro forma condensed consolidated balance sheet for Parent as of March 31, 1996 gives effect to the Property-Casualty Sale and the Mergers (including associated borrowings and related transactions) as if they had occurred as of March 31, 1996.

     The U.S. Healthcare Sub Merger will be accounted for under the purchase method of accounting. Accordingly, the amount of the consideration to be paid in the U.S. Healthcare Sub Merger will be allocated to assets acquired and liabilities assumed based on their estimated fair values. The excess of such consideration over the estimated fair value of such assets and liabilities has been preliminarily allocated to certain identifiable intangible assets and goodwill. The purchase price allocation may be adjusted upon completion of the final valuations of U.S. Healthcare's assets and liabilities and the effect of any such adjustment could be significant. The Aetna Sub Merger will be treated as a reorganization with no change in the recorded amount of Aetna's assets and liabilities. See "The Mergers -- Accounting Treatment." The pro forma condensed consolidated financial statements do not give effect to any synergies which may be realized as a result of the Mergers. See "Other Matters -- Estimated Synergies." Additionally, except as indicated in the notes thereto, the pro forma condensed consolidated financial statements do not reflect any nonrecurring/unusual restructuring charges that may be incurred as a result of the integration of the Combined Health Operations. The amount of such charges related to the integration of the Combined Health Operations cannot be reasonably determined at this time.

     The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and do not purport to represent what Parent's financial position or results of operations actually would have been had the Property-Casualty Sale and the Mergers in fact occurred on the dates indicated, or to project Parent's financial position or results of operations for any future date or period.

     The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Aetna and U.S. Healthcare and should be read in conjunction with (i) such historical financial statements, and the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, (ii) the selected historical financial data appearing elsewhere in this Joint Proxy Statement/Prospectus and (iii) the unaudited selected pro forma financial information and unaudited comparative per share data, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference," "Available Information," "Selected Historical Financial Data," and "Unaudited Selected Pro Forma Financial Information."

                                   AETNA INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                     AETNA LIFE                     AETNA LIFE                    PRO FORMA
                                        AND          PRO FORMA         AND                           U.S.
                                      CASUALTY       PROPERTY-       CASUALTY        U.S.         HEALTHCARE        AETNA
                                      COMPANY      CASUALTY SALE     COMPANY      HEALTHCARE        MERGER         INC.(M)
                                     HISTORICAL     ADJUSTMENTS    AS ADJUSTED    HISTORICAL    ADJUSTMENTS(E)   AS ADJUSTED
                                    ------------   -------------   ------------   -----------   --------------   ------------
Revenue:
Premiums..........................  $    1,843.9      $    --      $    1,843.9    $ 1,028.9       $     --      $    2,872.8
Net investment income, including
  net realized capital gains......         948.3           --(a)          948.3         21.8             --(f)          970.1
Fees and other income.............         518.2           --             518.2         23.0             --             541.2
                                    ------------       ------      ------------     --------        -------      ------------
        Total revenue.............       3,310.4           --           3,310.4      1,073.7             --           4,384.1
                                    ------------       ------      ------------     --------        -------      ------------
Benefits and Expenses:
Current and future benefits.......       2,236.9           --           2,236.9        789.6             --           3,026.5
Operating expenses................         790.2           --             790.2        143.6            3.5(g)          943.3
                                                                                                       29.0(h)
                                                                                                      (23.0)(m)
Amortization of deferred policy
  acquisition costs...............          37.0           --              37.0           --             --              37.0
Amortization of identifiable
  intangible assets and
  goodwill........................            --           --                --           --           89.3(j)           89.3
Restructuring costs...............            --           --(c)             --           --             --(k)             --
                                    ------------       ------      ------------     --------        -------      ------------
        Total benefits and
          expenses................       3,064.1           --           3,064.1        933.2           98.8           4,096.1
                                    ------------       ------      ------------     --------        -------      ------------
Income from continuing operations
  before income taxes (benefits)
  and preferred stock dividends...         246.3           --             246.3        140.5          (98.8)            288.0
Income taxes (benefits)...........          80.8           --(a)           80.8         58.9           (1.3)(g)         114.7
                                                                                                      (10.2)(h)
                                                                                                        2.5(m)
                                                                                                      (16.0)(j)
                                    ------------       ------      ------------     --------        -------      ------------
Income from continuing
  operations......................         165.5           --             165.5         81.6          (73.8)            173.3
Dividends on mandatorily
  convertible preferred stock.....            --           --                --           --          (14.1)(i)         (14.1)
                                    ------------       ------      ------------     --------        -------      ------------
Income from continuing operations
  attributable to common
  ownership.......................  $      165.5      $    --      $      165.5    $    81.6       $  (87.9)     $      159.2
                                    ============       ======      ============     ========        =======      ============
Results Per Common Share:
Primary:
Income from continuing
  operations......................  $       1.43                   $       1.43                                  $       1.05
                                    ============                   ============                                  ============
  Weighted average common shares
    outstanding...................   115,765,475                    115,765,475                                   151,233,455*
                                    ------------                   ------------                                  ------------



* Pro forma weighted average common shares outstanding reflects Aetna's first quarter 1996 weighted average common shares outstanding and the issuance by Parent of 35,467,980 shares of Parent Common Stock in connection with the U.S. Healthcare Sub Merger, as though all such shares were issued and outstanding on January 1, 1996. No conversion of the Parent Mandatorily Convertible Preferred Stock is assumed.


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                   AETNA INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                    AETNA LIFE                     AETNA LIFE                     PRO FORMA
                                       AND          PRO FORMA         AND                           U.S.
                                     CASUALTY       PROPERTY-       CASUALTY        U.S.         HEALTHCARE         AETNA
                                     COMPANY      CASUALTY SALE     COMPANY      HEALTHCARE        MERGER          INC.(M)
                                    HISTORICAL    ADJUSTMENT(D)   AS ADJUSTED    HISTORICAL    ADJUSTMENTS(E)    AS ADJUSTED
                                   ------------   -------------   ------------   -----------   ---------------   ------------
Revenue:
Premiums.........................  $    7,431.4      $    --      $    7,431.4    $ 3,462.0       $      --      $   10,893.4
Net investment income, including
  net realized capital gains.....       3,622.3           --(a)        3,622.3         91.9              --(f)        3,714.2
Fees and other income............       1,924.3           --           1,924.3         55.8              --           1,980.1
                                   ------------       ------      ------------     --------         -------      ------------
        Total revenue............      12,978.0           --          12,978.0      3,609.7              --          16,587.7
                                   ------------       ------      ------------     --------         -------      ------------
Benefits and Expenses:
Current and future benefits......       9,027.2           --           9,027.2      2,577.8              --          11,605.0
Operating expenses...............       3,087.5         17.0(b)        3,104.5        412.9            18.2(g)        3,651.6
                                                                                                      116.0(h)
Amortization of deferred policy
  acquisition costs..............         137.1           --             137.1           --              --             137.1
Amortization of identifiable
  intangible assets and
  goodwill.......................            --           --                --           --           358.4(j)          358.4
Restructuring costs..............            --           --(c)             --           --              --(k)             --
                                   ------------       ------      ------------     --------         -------      ------------
        Total benefits and
          expenses...............      12,251.8         17.0          12,268.8      2,990.7           492.6          15,752.1
                                   ------------       ------      ------------     --------         -------      ------------
Income from continuing operations
  before income taxes (benefits)
  and preferred stock
  dividends......................         736.2        (17.0)            709.2        619.0          (492.6)            835.6
Income taxes (benefits)..........         252.3         (5.9)(b)         246.4        238.3            (7.0)(g)         373.2
                                                                                                      (40.6)(h)
                                                                                                      (63.9)(j)
                                   ------------       ------      ------------     --------         -------      ------------
Income from continuing
  operations.....................         473.9        (11.1)            462.8        380.7          (381.1)            462.4
Dividends on mandatorily
  convertible preferred stock....            --           --                --           --           (56.2)(i)         (56.2)
                                   ------------       ------      ------------     --------         -------      ------------
Income from continuing operations
  attributable to common
  ownership......................  $      473.9      $ (11.1)     $      462.8    $   380.7       $  (437.3)     $      406.2
                                   ============       ======      ============     ========         =======      ============
Results Per Common Share:
Primary:
Income from continuing
  operations.....................  $       4.16                   $       4.06                                   $       2.71
                                   ============                   ============                                   ============
  Weighted average common shares
    outstanding..................   113,897,633                    113,897,633                                    149,365,613*
                                   ------------                   ------------                                   ------------



* Pro forma weighted average common shares outstanding reflects Aetna's 1995 weighted average common shares outstanding and the issuance by Parent of 35,467,980 common shares in connection with the U.S. Healthcare Sub Merger, as though all such shares were issued and outstanding on January 1, 1995. No conversion of the Parent Mandatorily Convertible Preferred Stock is assumed.


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                   AETNA INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996
                                 (IN MILLIONS)

                              AETNA LIFE AND     PRO FORMA      AETNA LIFE AND                    PRO FORMA
                                 CASUALTY        PROPERTY-         CASUALTY         U.S.       U.S. HEALTHCARE         AETNA
                                 COMPANY       CASUALTY SALE       COMPANY       HEALTHCARE        MERGER             INC.(M)
                                HISTORICAL      ADJUSTMENTS      AS ADJUSTED     HISTORICAL      ADJUSTMENTS        AS ADJUSTED
                              --------------   -------------    --------------   ----------    ---------------    ---------------
ASSETS:
Investments:
  Marketable securities......   $ 31,911.5       $      --        $ 31,911.5      $1,002.8        $      --          $32,914.3
  Other investments..........     10,578.3              --          10,578.3            --               --           10,578.3
                                 ---------      ----------         ---------     ---------        ---------          ---------
        Total investments....     42,489.8              --          42,489.8       1,002.8               --           43,492.6
                                 ---------      ----------         ---------     ---------        ---------          ---------
Cash and cash equivalents....      1,558.5         4,134.0(n)        5,692.5         353.7         (3,900.0)(r)        2,146.2
Goodwill.....................           --              --                --            --          6,992.2(t)         6,992.2
Identifiable intangible
  assets.....................           --              --                --            --          1,525.0(t)         1,525.0
Deferred federal and foreign
  income taxes...............        402.2            64.0(o)          592.8            --             26.1(s)           624.2
                                                     126.6(p)                           --              5.3(q)
Separate accounts assets.....     31,128.9              --          31,128.9            --               --           31,128.9
Net assets of discontinued
  operations.................      3,746.7        (3,746.7)(n)            --            --               --                 --
Other assets.................      4,776.1              --           4,776.1         403.2            (69.5)(s)        5,109.8
                                 ---------      ----------         ---------     ---------        ---------          ---------
        Total assets.........   $ 84,102.2       $   577.9        $ 84,680.1      $1,759.7        $ 4,579.1          $91,018.9
                                 =========      ==========         =========     =========        =========          =========
LIABILITIES:
  Future policy benefits.....   $ 18,459.6       $      --        $ 18,459.6      $     --        $      --          $18,459.6
  Other policy liabilities...      1,637.8              --           1,637.8         582.7               --            2,220.5
  Policyholders' funds left
    with the company.........     21,702.6              --          21,702.6            --               --           21,702.6
                                 ---------      ----------         ---------     ---------        ---------          ---------
        Total insurance
          liabilities........     41,800.0              --          41,800.0         582.7               --           42,382.7
  Debt.......................      1,373.9              --           1,373.9            --          1,450.0(r)         2,823.9
  Accounts payable and other
    liabilities..............      2,558.5           211.8(o)        3,131.9         167.0            533.8(t)         3,872.7
                                                     361.6(p)                                          40.0(q)
  Separate Accounts
    liabilities..............     31,066.8              --          31,066.8            --               --           31,066.8
                                 ---------      ----------         ---------     ---------        ---------          ---------
        Total liabilities....     76,799.2           573.4          77,372.6         749.7          2,023.8           80,146.1
                                 ---------      ----------         ---------     ---------        ---------          ---------
MINORITY INTEREST IN
  PREFERRED SECURITIES OF
  SUBSIDIARY.................        275.0              --             275.0            --               --              275.0
                                 ---------      ----------         ---------     ---------        ---------          ---------
SHAREHOLDERS' EQUITY:
  Common Capital Stock.......      1,473.5              --           1,473.5           0.7          2,700.0(r)         4,161.4
                                                                                                       (0.7)(t)
                                                                                                      (12.1)(l)
  Class B Stock..............           --              --                --           0.1             (0.1)(t)             --
  Mandatorily convertible
    preferred stock..........           --              --                --            --            900.0(r)           900.0
  Additional paid-in
    capital..................           --              --                --         188.2           (188.2)(t)             --
  Net unrealized capital
    gains....................        103.2           (24.8)(n)          78.4         (10.7)            10.7(t)            78.4
  Retained earnings..........      5,463.4           387.3(n)        5,492.7       1,161.3         (1,161.3)(t)        5,458.0
                                                      24.8(n)                                         (34.7)(q)
                                                    (147.8)(o)
                                                    (235.0)(p)
  Treasury stock, at cost....        (12.1)             --             (12.1)       (311.8)           311.8(t)              --
                                                                                                       12.1(l)
  Unearned portion of
    restricted common
    stock....................           --              --                --         (17.8)            17.8(t)              --
                                 ---------      ----------         ---------     ---------        ---------          ---------
        Total shareholders'
          equity.............      7,028.0             4.5           7,032.5       1,010.0          2,555.3           10,597.8
                                 ---------      ----------         ---------     ---------        ---------          ---------
        Total liabilities,
          minority interest
          and shareholders'
          equity.............   $ 84,102.2       $   577.9        $ 84,680.1      $1,759.7        $ 4,579.1          $91,018.9
                                 =========      ==========         =========     =========        =========          =========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                   AETNA INC.

                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA ADJUSTMENTS RELATED TO THE PROPERTY-CASUALTY SALE:

a. No adjustment has been made to reflect three months of interest income at 4.93% in 1996 and a full year of interest income at 5.49% in 1995 (average 3 month Treasury bill rates for the periods) on net proceeds from the Property-Casualty Sale (after giving effect to the payment of transaction costs and liabilities associated with the sale) of approximately $3.9 billion. The amount of such adjustments (after-tax) would approximate $31.3 million for the three months ended March 31, 1996 and $139.2 million for the twelve months ended December 31, 1995.

b. Pro forma adjustment to reflect a full year of interest expense (an additional 11.2 months) at 6.01% in 1995 (average commercial paper rates for the periods), and related income tax benefits, on the capital contribution by Aetna of $303 million to the property-casualty operations. Such capital contribution was actually made on December 6, 1995.

c. No adjustment has been made to give effect to the restructuring charges related to the Property-Casualty Sale, including CityPlace and other facility and severance charges (see adjustment p). Such charges will be recorded by Aetna in the second quarter of 1996.


d. No adjustment has been made to reflect the historical results of Aetna's discontinued property-casualty operations. Such results were $182.2 million (or $1.57 per Common Share) of net income for the three months ended March 31, 1996 and $222.2 million of a net loss (or $1.95 per Common Share) for the twelve months ended December 31, 1995.


PRO FORMA ADJUSTMENTS RELATED TO THE MERGERS:

e. No adjustment has been made to give effect to any synergies which may be realized as a result of the Mergers. See "Other Matters -- Estimated Synergies".


f. No adjustment has been made to reflect a reduction in interest income on that portion of the Cash Consideration to be paid at closing of the U.S. Healthcare Sub Merger generated from the Property-Casualty Sale since such interest income is not reflected in the pro forma financial statements (see adjustment a).



g. Pro forma adjustment to conform the U.S. Healthcare accounting policies with those of Aetna related to expensing rather than capitalizing costs primarily relating to purchased and internally developed software, printed and other promotional items, and deferred startup costs, and the related income tax effect (see adjustment s).


h. Pro forma adjustment to reflect assumed interest expense of 8.0% on $1.45 billion of assumed bank debt or commercial paper anticipated to be borrowed to fund a portion of the Cash Consideration (see adjustment r), and the related income tax effect.

i. Pro forma adjustment to reflect the dividends on the $900 million of 6.25% Class C Voting Preferred Stock of Parent to be issued in connection with the Mergers (see adjustment r). In determining pro forma earnings per share, Parent Mandatorily Convertible Preferred Stock is not considered a common stock equivalent and is antidilutive. Pursuant to the terms of the Parent Mandatorily Convertible Preferred Stock, the dividend rate on the Parent Mandatorily Convertible Preferred Stock is subject to a one-time increase if the dividend rate on the Parent Common Stock initially after the Merger Date is greater than $0.83 per share. No such increase has been reflected in this pro forma adjustment because the common stock dividend assumed is $.80 per share.

                                   AETNA INC.

                          NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

j. Pro forma adjustment to reflect the amortization of the approximately $8.0 billion excess of the purchase price over the estimated fair value of the net assets acquired using a range of estimated useful lives for identifiable intangible assets of 5 to 25 years and a 40 year useful life for goodwill (37 year weighted average life), and the related income tax effect on intangibles other than goodwill.

k. No adjustment has been made to give effect to any nonrecurring/unusual restructuring charges that may be incurred as a result of the integration of the Combined Health Operations. The amount of such charges cannot be reasonably determined at this time. Also, no adjustment has been made to give effect to any nonrecurring charges that may be incurred as a result of the Agreement with Principal Shareholder and the Employment Agreements (see adjustment q).

l. Reflects the conversion of Aetna Common Stock into Parent Common Stock (including the cancellation of shares held in treasury) and the payment of the U.S. Healthcare Merger Consideration pursuant to the U.S. Healthcare Sub Merger.

m. Pro forma adjustment to remove the effect of merger related costs incurred by U.S. Healthcare in the first quarter of 1996 and the related income tax effect.

PRO FORMA ADJUSTMENTS RELATED TO THE PROPERTY-CASUALTY SALE:

n. Pro forma adjustments to reflect the Property-Casualty Sale, including (i) the resulting excess of proceeds over the net assets of the property-casualty operations and (ii) the realization of the net unrealized capital gain (included within the net assets of the property-casualty operations) upon such Sale. Assumes the Property-Casualty Sale had occurred on March 31, 1996 (based on the actual selling price).

                                                                           (IN MILLIONS)
                                                                           -------------
        Proceeds from the Property-Casualty Sale.........................    $ 4,134.0
        Net assets of the property-casualty operations...................     (3,746.7)
                                                                           -------------
        Excess of proceeds over net assets of the property-casualty
          operations.....................................................    $   387.3
                                                                             =========
        Realization of net unrealized capital gain.......................    $    24.8
                                                                             =========

o. Pro forma adjustment to reflect transaction costs, and certain employee benefit and similar liabilities, and the related deferred tax asset, of the property-casualty operations which are being retained by Aetna. Assumes the Property-Casualty Sale had occurred on March 31, 1996.

                                                                           (IN MILLIONS)
                                                                           -------------
        Establishment of certain liabilities.............................     $ 211.8
        Less: related tax benefits.......................................       (64.0)
                                                                           -------------
                                                                              $ 147.8
                                                                            =========

p. Pro forma adjustment to reflect the restructuring charge taken in connection with the Property-Casualty Sale, and the related deferred tax asset, that related to the CityPlace office facility ($292 million, pre-tax, representing the present value of the difference between the rent required to be paid by Aetna under the lease and future rentals expected to be received by Aetna) which was leased to Travelers, and certain other facility and severance charges. Assumes the Property-Casualty Sale had occurred on March 31, 1996.

                                   AETNA INC.

                          NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           (IN MILLIONS)
                                                                           -------------
        Establishment of restructuring charge............................     $ 361.6
        Less: related tax benefits.......................................      (126.6)
                                                                           -------------
                                                                              $ 235.0
                                                                            =========

     Aetna anticipates taking certain other restructuring charges in connection with its strategic and financial reviews of its continuing operations in order to make such operations more competitive. A second quarter charge for AHP staff reductions has been announced ($30 million, pre-tax), however, other restructuring charges cannot be estimated at this time pursuant to Statement of Financial Accounting Standards No. 5. No adjustment has been made to give effect to such charges (including the AHP charge) as they are not related to the Merger.

PRO FORMA ADJUSTMENTS RELATED TO THE MERGERS:

q. Pro forma adjustment to reflect estimated liabilities assumed by Aetna, and the related tax effects, as a result of the Agreement with Principal Shareholder and Employment Agreements.

                                                                             (IN
                                                                          MILLIONS)
                                                                          ----------
        Establishment of principal shareholder and employment agreement
          liabilities....................................................  $   40.0
        Less: related tax benefits.......................................      (5.3)
                                                                          ----------
                                                                           $   34.7
                                                                          ==========

r. Pro forma adjustment to reflect payment and financing of the U.S. Healthcare Merger Consideration and transaction costs to be paid at closing (based on an assumed price of Aetna Common Stock of 76 1/8 and transaction costs of $50 million).

                                                                           (IN MILLIONS)
                                                                           -------------
        Cash.............................................................    $ 3,900.0
        Borrowings from banks or commercial paper........................      1,450.0
        Issuance of Parent Common Stock..................................      2,700.0
        Issuance of Parent Mandatorily Convertible Preferred Stock.......        900.0
                                                                           -------------
                                                                             $ 8,950.0
                                                                             =========

s. Pro forma adjustment to conform the U.S. Healthcare accounting policies with those of Aetna related to expensing rather than capitalizing certain assets, to reflect an airplane being transferred to the Principal Shareholder, to write-off certain assets, and to reflect the related deferred tax effect. Adjustment reflects a change in accounting principle which would be appropriate for U.S. Healthcare as a separate company and does not reflect a change in the estimated future benefits of the assets. Such assets, and the related deferred taxes, consisted of the following:

                                   AETNA INC.

                          NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                             (IN
                                                                          MILLIONS)
                                                                          ----------
        Conforming Accounting Policies:
             Computer software..........................................   $   27.6
             Printed and other promotional items........................        8.7
             Deferred startup costs.....................................        3.8
        Airplane........................................................       19.6
        Write-off of Assets:
             Organization costs and goodwill............................        6.9
             Licenses...................................................        1.6
             Other......................................................        1.3
                                                                          ----------
                                                                               69.5
        Less: related tax effect........................................      (26.1)
                                                                          ----------
                                                                           $   43.4
                                                                          ==========

t. Pro forma adjustment to reflect the excess of the purchase price over net assets acquired resulting from the U.S. Healthcare Sub Merger, and the related deferred tax effect. The purchase price allocation is based on current available information and may be adjusted upon the completion of the final valuations of U.S. Healthcare's assets and liabilities. Although such adjustment could be material, based on current information it is not expected to be material.


                                                                           (IN MILLIONS)
                                                                           -------------
        Purchase price...................................................    $ 8,950.0
        Less: U.S. Healthcare's shareholders' equity as follows:
          Common stock...................................................           .7
          Class B stock..................................................           .1
          Additional paid-in capital.....................................        188.2
          Net unrealized capital losses..................................        (10.7)
          Retained earnings..............................................      1,161.3
          Treasury stock, at cost........................................       (311.8)
          Unearned portion of restricted common stock....................        (17.8)
                                                                           -------------
                                                                               7,940.0
        Plus: the effect of adjustment s above...........................         43.4
                                                                           -------------
        Purchase price in excess of the estimated fair value of net
          assets acquired................................................    $ 7,983.4*
                                                                             =========
        * Allocated as follows:
          Identifiable Intangibles:
             Customer lists..............................................    $   800.0
             Provider networks...........................................        600.0
             Software/Workforce..........................................        100.0
             Covenant not to compete.....................................         25.0
                                                                           -------------
                                                                               1,525.0
             Less: related tax effect....................................       (533.8)
                                                                           -------------
                                                                                 991.2
          Goodwill.......................................................      6,992.2
                                                                           -------------
                                                                             $ 7,983.4
                                                                             =========

                                 OTHER MATTERS

REGULATORY APPROVALS

  State Regulatory Approval


     State health and/or insurance regulatory laws intended primarily for the protection of policyholders contain provisions that require advance approval by state agencies of any change in control of HMOs or insurance companies that are domiciled (or, in some cases, that have such substantial business that such companies or organizations are deemed to be commercially domiciled) in that state. U.S. Healthcare is the holding company for HMOs, dental plans and/or insurance companies domiciled in Connecticut, Delaware, Georgia, Massachusetts, Minnesota, New Hampshire, New Jersey, New York, North Carolina, Ohio, Pennsylvania and Virginia. The approval of the Health and/or Insurance Commissioners under the change in control laws in such states must be obtained in order to consummate the Mergers. Although requirements vary by state, in general such Health and/or Insurance Commissioners are required to approve the Mergers unless such Commissioners find that it is not in the interest of the public and policyholders after consideration of, among other factors: (a) requirements for licensure of HMOs or insurance company; (b) effects on competition; (c) the financial condition of the HMO or insurance company after the Mergers; (d) plans or proposals for changes in business, corporate structure and management; (e) competence, experience and integrity of those persons controlling the HMO's or insurance company's operations; and (f) whether the Mergers would be hazardous or prejudicial to those buying insurance.



     Aetna has filed applications with the Health and/or Insurance Commissioners of all applicable states seeking orders granting such approval. In addition, Aetna has filed applications for exemption from change of control laws in certain states where its insurance companies or HMOs are domiciled due to the creation of Parent as a holding company for Aetna. Exemptions need to be obtained in Arizona, Florida, Georgia, North Carolina, Ohio and Pennsylvania in order to consummate the Mergers. Aetna and U.S. Healthcare expect that approvals will be granted by all states by or during the third quarter of 1996, although there can be no assurance that all relevant Health and Insurance Commissioners will issue final orders by such time. Affected persons, as determined by a Commissioner, may generally seek to participate in health or insurance commission proceedings on the Mergers. While procedures vary by state, orders of Health and/or Insurance Commissioners may be appealed by certain persons and the effectiveness of an order could be stayed by the Commissioner or a court while such an appeal is pending. If approval is stayed, consummation of the Mergers would be delayed pending such proceedings.


  Other Regulatory Approvals

     The consummation of the Mergers is also subject to Aetna's relinquishment of its license as an insurance company in Connecticut, Pennsylvania and the District of Columbia.

     Certain aspects of the Mergers will require notification to, and filings with, various securities and other authorities in certain states. The Mergers may also require notification to certain state and federal government agencies that contract with U.S. Healthcare's HMOs, and notification to certain states where U.S. Healthcare conducts insurance operations.

     The applicable waiting period for the approval of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired.

CERTAIN PROJECTED FINANCIAL INFORMATION

     In the course of its discussions with Aetna in March 1996, U.S. Healthcare provided Aetna and its financial advisors with certain business and financial information which Aetna and U.S. Healthcare believe was not publicly available. Such information included, among other things, certain financial projections for fiscal 1996 through fiscal 1998 prepared by management of U.S. Healthcare as a long-range plan (the "Projections"). The Projections do not take into account any of the potential effects of the transactions contemplated by the Amended Merger Agreement.

     Set forth below is a summary of the Projections.

                          U.S. HEALTHCARE PROJECTIONS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                1996     1997     1998
                                                               ------   ------   ------
        Total Revenues.......................................  $4,697   $5,953   $7,122
        Pre-Tax Income.......................................     692      795      928
        Net Income...........................................     425      489      571
        Earnings per share...................................  $ 2.75   $ 3.14   $ 3.65

     The following material assumptions were used by U.S. Healthcare in preparing the Projections:

1. Total annual insured membership growth rate declines ratably from 25% in 1996 to 20% in 1998.

2. Self-insured membership growth rate for 1996 is assumed to be 65%. Annual growth rate for subsequent periods is calculated at 15%.

3. Medicare membership annual growth rate assumed to be 100% in 1996, 75% in 1997, and 50% in 1998.

4. Overall premium and medical costs per member per month increase in equal amounts in 1996 over 1995.

5. Overall premium per member per month increases 5% per year in 1997 and 1998 as a result of product mix change.

6. Overall medical costs per member per month increase in 1997 and 1998 proportionately with premiums.

7. Total selling, general and administrative expenses are calculated at 11.3% of operating revenues in 1996, declining ratably to 10.7% in 1998.

8. Per member per month fees and per member per month costs associated with self-insured members remain constant throughout the period.

9. Investment income growth is calculated based on increased cash balances but reflects no change in earnings rate over the period.

     THE PROJECTIONS SET FORTH ABOVE WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS. THE PROJECTIONS ARE INCLUDED IN THIS JOINT PROXY STATEMENT/PROSPECTUS ONLY BECAUSE SUCH INFORMATION WAS PROVIDED TO AETNA AND ITS FINANCIAL ADVISORS. WHILE PRESENTED WITH NUMERICAL SPECIFICITY, THESE PROJECTIONS ARE BASED UPON A VARIETY OF ASSUMPTIONS (CERTAIN OF WHICH ARE SET FORTH ABOVE) RELATING TO THE BUSINESS OF U.S. HEALTHCARE, ALL OF WHICH ARE SUBJECT TO MATERIAL RISKS AND UNCERTAINTIES. ALTHOUGH SUCH PROJECTIONS AND ASSUMPTIONS WERE CONSIDERED REASONABLE BY U.S. HEALTHCARE AT THE TIME THEY WERE PREPARED, THE PROJECTIONS ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF U.S. HEALTHCARE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE PROJECTIONS WILL BE REALIZED, AND ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE SHOWN. THE INCLUSION OF SUCH PROJECTIONS HEREIN SHOULD NOT BE REGARDED AS AN INDICATION THAT U.S. HEALTHCARE, AETNA, U.S. HEALTHCARE SUB, AETNA SUB, PARENT OR ANY OTHER PERSON WHO RECEIVED ANY SUCH INFORMATION CONSIDERS IT AN ACCURATE PREDICTION OF FUTURE EVENTS. NONE OF U.S. HEALTHCARE, AETNA, U.S. HEALTHCARE SUB, AETNA SUB, PARENT OR ANY OTHER PARTY INTENDS PUBLICLY TO UPDATE OR OTHERWISE PUBLICLY REVISE THE PROJECTIONS SET FORTH ABOVE EVEN IF EXPERIENCE OR FUTURE CHANGES MAKE IT CLEAR THAT SUCH PROJECTIONS WILL NOT BE REALIZED.

     THE INDEPENDENT ACCOUNTANTS FOR AETNA AND U.S. HEALTHCARE HAVE NOT EXAMINED OR COMPILED THESE PROJECTIONS AND ACCORDINGLY DO NOT EXPRESS AN OPINION OR ANY OTHER FORM OF ASSURANCE ON THEM.

     THE PROJECTED FINANCIAL INFORMATION SET FORTH ABOVE IS FORWARD LOOKING INFORMATION. FOR A DISCUSSION OF FACTORS REGARDING SUCH FORWARD LOOKING INFORMATION, SEE "-- FACTORS FOR FORWARD LOOKING INFORMATION."

ESTIMATED SYNERGIES

     Aetna and U.S. Healthcare have announced publicly that they anticipate that the Mergers will yield increased operating income from the Combined Health Operations resulting from a combination of expense savings and increased revenues. The annual increase in operating income is expected to be approximately $300 million (after tax) per year, and to be achieved within 18 months of the Merger Date. It is further expected that the anticipated increase in operating income referred to in the preceding sentence will be sufficient to offset the amortization of goodwill and other intangibles related to the Mergers within 18 months of the Merger Date.


     Approximately two-thirds (or approximately $200 million) of the anticipated increase in operating income is expected to be attributable to reduced operating expenses and medical cost improvements. Operating expense reductions are currently anticipated to be approximately $140 million and medical cost improvements are currently anticipated to be approximately $60 million. Expense reductions are expected to result from lowering medical costs and streamlining duplicative administrative functions. Reductions in administrative expenses are based on projected needs for overlapping functions such as information systems, provider contracting systems and medical credentialing, finance, accounting and other administrative functions, particularly in overlapping markets and the application of existing Aetna resources in serving U.S. Healthcare customers. Expected reductions in medical costs are based on assumptions that the combined companies will improve provider contracting and medical management strategies, in part through utilization of U.S. Healthcare's medical management expertise in serving Aetna's members.


     Approximately one-third (approximately $100 million) of the anticipated increase in operating income is expected to be attributable to increased revenues; of these revenue-related synergies, approximately $80 million is expected from increased revenues to be achieved through HMO membership growth through both new customers and accelerated conversion of non-insured customers to insured plans. Increased revenue is also expected to be achieved through other cross selling opportunities. The expected revenue enhancements are based on assumptions that (i) increased HMO membership will be achieved by cross selling of U.S. Healthcare HMO products to existing Aetna Fortune 1000 customers and to Aetna specialty health plan members, (ii) increases in insured Medicare membership will be achieved through joint marketing of the companies' brand name products, and (iii) additional enhancements will be achieved by cross selling of Aetna health services, specialty health and group life products and providing certain other existing Aetna customer service resources to existing U.S. Healthcare customers.

     Expected income synergies do not include any normal business and other revenue growth, any Aetna corporate expense reductions associated with divestiture of its property-casualty operations, any potential synergies between the combined health operations and Aetna's retirement services and other operations, and the effect of future general economic conditions.

     THE ESTIMATES OF SYNERGIES SET FORTH ABOVE WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE. THE ESTIMATES ARE BASED UPON A VARIETY OF ASSUMPTIONS RELATING TO THE BUSINESS OF U.S. HEALTHCARE AND AETNA WHICH MAY NOT BE REALIZED AND ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, ALL OF WHICH ARE SUBJECT TO MATERIAL RISKS AND UNCERTAINTIES AND MANY OF WHICH ARE BEYOND THE CONTROL OF AETNA AND U.S. HEALTHCARE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE ESTIMATED SYNERGIES WILL BE REALIZED, AND ACTUAL SYNERGIES, IF ANY, MAY VARY MATERIALLY FROM THOSE SHOWN. THE INCLUSION OF SUCH ESTIMATES HEREIN SHOULD NOT BE REGARDED AS

AN INDICATION THAT U.S. HEALTHCARE, AETNA, U.S. HEALTHCARE SUB, AETNA SUB, PARENT OR ANY OTHER PERSON CONSIDERS THEM AN ACCURATE PREDICTION OF FUTURE EVENTS. NONE OF U.S. HEALTHCARE, AETNA, U.S. HEALTHCARE SUB, AETNA SUB, PARENT OR ANY OTHER PERSON INTENDS PUBLICLY TO UPDATE OR OTHERWISE PUBLICLY REVISE THE ESTIMATED SYNERGIES SET FORTH ABOVE EVEN IF EXPERIENCE OR FUTURE CHANGES MAKE IT CLEAR THAT SUCH SYNERGIES WILL NOT BE REALIZED.

     THE INDEPENDENT ACCOUNTANTS FOR AETNA AND U.S. HEALTHCARE HAVE NOT EXAMINED OR COMPILED THESE ESTIMATES AND ACCORDINGLY DO NOT EXPRESS AN OPINION OR ANY OTHER FORM OF ASSURANCE ON THEM.

     THE ESTIMATED SYNERGIES SET FORTH ABOVE CONSTITUTE FORWARD LOOKING INFORMATION. FOR A DISCUSSION OF FACTORS REGARDING SUCH FORWARD LOOKING INFORMATION SEE "-- FACTORS FOR FORWARD LOOKING INFORMATION."

FACTORS FOR FORWARD LOOKING INFORMATION

     The Private Securities Litigation Reform Act of 1995 provides a new "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the statement. Accordingly, Aetna and U.S. Healthcare hereby identify the following important factors which could cause Aetna's and U.S. Healthcare's actual results to differ materially from any such results which might be projected, forecast, estimated or budgeted by Aetna or U.S. Healthcare in forward-looking statements, including the Projections and the estimated synergies:

     (a) Heightened competition, including specifically the intensification of price competition, the entry of new competitors and the formation of new products by new and existing competitors;


     (b) Adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, prohibition or limitation of capitated arrangements or provider financial incentives, benefit mandates (including mandatory length of stay and emergency room coverage), limitations on the ability to manage care and utilization and any willing provider or pharmacy laws;


     (c) Increases in medical costs, including increases in utilization and costs of medical services and the effects of actions by competitors or groups of providers;

     (d) Termination of provider contracts or renegotiation thereof at less cost-effective rates or terms of payment;

     (e) Price increases in pharmaceuticals, durable medical equipment and other covered items;

     (f) Adverse actions of governmental payors, including unilateral reduction of Medicare and Medicaid premiums payable to Aetna or U.S. Healthcare and discontinuance of or limitations on governmentally-funded programs;

     (g) Inability to increase premiums or prospective or retroactive reductions to premium rates for federal employees apace with increases in medical costs due to competition, government regulation, or other factors;

     (h) Failure to obtain new customers, retain existing customers or reductions in force by existing customers;

     (i) Governmental financial assessments or taxes to subsidize uncompensated care, other insurance carriers, or academic medical institutions;

     (j) Adverse publicity and news coverage;

     (k) Inability to carry out marketing and sales plans;

     (l) Loss or retirement of key executives;

     (m) Denial of accreditation by independent quality accrediting agencies such as NCQA;

     (n) The selection by employers and individuals of higher copayment/deductible/coinsurance plans with relatively lower premiums;

     (o) The migration of employers from insured to self-funded coverage resulting in reduced margins to U.S. Healthcare;

     (p) The impact upon Aetna's or U.S. Healthcare's medical loss ratio of greater net enrollment in higher medical loss ratio lines of business such as Medicare and Medicaid;

     (q) Adverse results in significant litigation matters;

     (r) Adverse regulatory determinations resulting in loss or limitations of licensure, certification or contracts with governmental payors;

     (s) Higher service, administrative or general expenses occasioned by the need for additional advertising, marketing, administrative, or management information systems expenditures;

     (t) Changes in interest rates causing a reduction of investment income or in the market value of interest rate sensitive investments; and

     (u) Increases by regulatory authorities of minimum capital, reserve and other financial viability requirements.

     In addition to the foregoing, the ability of Parent to realize the increases in operating income referred to in "-- Estimated Synergies" is also subject to the following additional uncertainties, among others:

     (a) The ability to integrate the U.S. Healthcare and Aetna management and information systems on a timely basis;

     (b) The ability to apply U.S. Healthcare's managed care expertise to Aetna members;

     (c) The ability to eliminate duplicative administrative functions; and

     (d) The fact that Parent will be subject to greater indebtedness than are Aetna and U.S. Healthcare as of the date of this Joint Proxy
Statement/Prospectus.

     Many of the foregoing factors discussed have been discussed in Aetna's or U.S. Healthcare's prior filings with the Commission. The foregoing review of factors pursuant to the Private Litigation Securities Reform Act of 1995 should not be construed as exhaustive.

                      DESCRIPTION OF PARENT CAPITAL STOCK


     The authorized capital stock of Parent consists of 500,000,000 shares of Parent Common Stock, 15,000,000 shares of Parent Mandatorily Convertible Preferred Stock, 15,000,000 shares of Class A Voting Preferred Stock of Parent, $.01 par value per share, 15,000,000 shares of Class B Voting Preferred Stock of Parent, $.01 par value per share, and 15,000,000 shares of Class D Non-Voting Preferred Stock of Parent, par value $.01 per share. The following description of Parent's capital stock does not purport to be complete and is qualified in its entirety by reference to the Connecticut Law and Parent's Certificate of Incorporation (including the Form of Designations, Rights and Preferences of the 6.25% Class C Voting Preferred Stock attached to this Joint Proxy Statement/Prospectus as Appendix C). See "Description of Parent Rights" for a description of Parent Rights to be issued to holders of Parent Common Stock.


PARENT COMMON STOCK

     The shares of Parent Common Stock to be issued in the Mergers, when issued pursuant to the Merger Agreement, will be fully paid and nonassessable. Each holder of Parent Common Stock is entitled to one vote per share in the election of directors and on all other matters submitted to a vote of shareholders. Subject to the rights and preferences of Parent Mandatorily Convertible Preferred Stock and such shares, if any, of Class A Voting Preferred Stock, Class B Voting Preferred Stock and Class D Non-Voting Preferred Stock as may be issued in the future, each share of Parent Common Stock will have an equal and ratable right to receive dividends as may be declared by the Board of Directors out of funds legally available therefor and to share equally and ratably in all assets available for distribution to shareholders upon dissolution or liquidation. No holder of Parent Common Stock has any preemptive right to subscribe for any securities of Parent.

PARENT MANDATORILY CONVERTIBLE PREFERRED STOCK


     Dividends. The holders of outstanding shares of Parent Mandatorily Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of Parent, out of funds legally available therefor, cumulative preferential dividends from the Merger Date, at the rate per share of $4.7578 per annum or if the annual dividend for the Parent Common Stock at the Merger Date is set at a level above $0.83 per share at a rate per annum equal to $4.7578 + (the annual dividend per share on Parent Common Stock as of the Merger Date -- $0.83) x 0.8197, in cash payable quarterly in equal amounts (other than with respect to the initial dividend period) each year (each such date being hereinafter referred to as a "Dividend Payment Date"), or, if any Dividend Payment Date is not a business day, then the Dividend Payment Date will be the next succeeding business day; provided, however, that with respect to any dividend period during which a redemption occurs, Parent may, at its option, declare accrued dividends to, and pay such dividends on, the redemption date, in which case such dividends would be payable on the redemption date in cash to the holders of the shares of Parent Mandatorily Convertible Preferred Stock as of the record date for such dividend payment and such accrued dividends would not be included in the calculation of the related Call Price (as defined below). Each dividend on the shares of Parent Mandatorily Convertible Preferred Stock will be payable to holders of record as they appear on the stock register of Parent on such record date, not less than 10 nor more than 70 days preceding the payment dates thereof, as shall be fixed by the Parent's Board of Directors. The first dividend payment will be for the period from the Merger Date to the first regularly-scheduled quarterly dividend date and the first dividend will be payable on the first regularly-scheduled quarterly dividend date. Dividends (or amounts equal to accrued and unpaid dividends) payable on shares of Parent Mandatorily Convertible Preferred Stock for any period less than a full quarterly dividend period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month.


     Dividends on the shares of Parent Mandatorily Convertible Preferred Stock will accrue on a daily basis beginning on the date immediately following a Dividend Payment Date (except that, with respect to the initial Dividend Payment Date, dividends on the shares of Parent Mandatorily Convertible Preferred Stock will accrue beginning on the Merger Date) whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accumulated unpaid dividends will not bear interest. Dividends will cease to accrue in respect of shares of Parent Mandatorily Convertible Preferred Stock on the Mandatory Conversion Date (as defined below) or on the date of their earlier conversion or redemption.

     So long as any shares of Parent Mandatorily Convertible Preferred Stock are outstanding, no dividends or other distributions (other than dividends payable in Junior Securities (as defined below) or warrants, rights or options exercisable for or convertible into Junior Securities, together with cash in lieu of fractional shares of Junior Securities or fractional interests in any such warrants, rights or options), and no redemption, purchase or other acquisition for value (other than redemptions, purchases or acquisitions payable in Junior Securities or warrants, rights or options exercisable for or convertible into Junior Securities, together with cash in lieu of fractional shares of Junior Securities or fractional interests in any such warrants, rights or options), shall be paid or made, as the case may be, with respect to, nor may any funds be set aside or made available for any sinking fund for the purchase or redemption of, (a) Parent Common Stock or any other class or series of Parent's capital stock ranking junior to Parent Mandatorily Convertible Preferred Stock with respect to dividends or liquidation preferences (such capital stock, including the Parent Common Stock, collectively "Junior Securities") or (b) Parity Preferred Stock (as defined below) until cumulative dividends on Parent Mandatorily Convertible Preferred Stock and Parity Preferred Stock in the full amounts owing for all dividend periods ending, and all amounts payable upon redemption or conversion of Parent Mandatorily Convertible Preferred Stock and Parity Preferred Stock, on or prior to the date on which the proposed dividend or distribution is paid, or the proposed redemption, purchase or other acquisition is effected, have been, in the case of dividends, declared and, in all cases, paid or set apart for payment.


     If any dividends are not paid or set apart in full, as aforesaid, with respect to shares of Parent Mandatorily Convertible Preferred Stock and any Parity Preferred Stock, all dividends declared with respect to shares of Parent Mandatorily Convertible Preferred Stock and any Parity Preferred Stock shall be declared pro rata based on the number of shares so that the amount of dividends declared per share on shares of Parent Mandatorily Convertible Preferred Stock and such Parity Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on shares of Parent Mandatorily Convertible Preferred Stock and such Parity Preferred Stock bear to each other. Holders of the shares of Parent Mandatorily Convertible Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as described in the first paragraph under "Dividends."



     Subject to the provisions described under "Dividends", the Parent Board of Directors may declare and Parent may pay or set apart for payment dividends and other distributions on any of the Junior Securities and Parity Preferred Stock and may redeem, purchase or otherwise acquire any Junior Securities and Parity Preferred Stock, in either case from time to time, and the holders of the shares of Parent Mandatorily Convertible Preferred Stock will not be entitled to share therein.



     Any dividend payment made on shares of Parent Mandatorily Convertible Preferred Stock will first be credited against the earliest accrued but unpaid dividend due with respect to shares of Parent Mandatorily Convertible Preferred Stock. All dividends paid with respect to shares of Parent Mandatorily Convertible Preferred Stock described under "Dividends" will be paid pro rata to the holders entitled thereto.


     Mandatory Conversion. On the fourth anniversary of the Merger Date (the "Mandatory Conversion Date"), subject to (x) the right of Parent to redeem the shares of Parent Mandatorily Convertible Preferred Stock on or after the third anniversary of the Merger Date (the "Initial Redemption Date") and prior to the Mandatory Conversion Date, as described below, and (y) the conversion of the shares of Parent Mandatorily Convertible Preferred Stock at the option of the holder at any time prior to the Mandatory Conversion Date, as described below, each outstanding share of Parent Mandatorily Convertible Preferred Stock will convert automatically (the "Mandatory Conversion") into (i) shares of Parent Common Stock at the Common Equivalent Rate (as defined below) in effect on the Mandatory Conversion Date; and (ii) the right to receive an amount in cash equal to all accrued and unpaid dividends on such share of Parent Mandatorily Convertible Preferred Stock (the "Accrued Dividend Amount") (other than previously declared dividends payable to a different holder of record on a prior date) to the Mandatory Conversion Date, whether or not declared, out of funds legally available for the payment of dividends. The Common Equivalent Rate is initially one share of

Parent Common Stock for each share of Parent Mandatorily Convertible Preferred Stock and is subject to adjustment as described below (the "Common Equivalent Rate").


     Optional Redemption by Parent. Shares of Parent Mandatorily Convertible Preferred Stock are not redeemable by Parent prior to the Initial Redemption Date. At any time and from time to time on or after the Initial Redemption Date and prior to the Mandatory Conversion Date, Parent will have the right to redeem, in whole or in part, the outstanding shares of Parent Mandatorily Convertible Preferred Stock. Upon any such redemption, Parent will deliver to the holders of shares of Parent Mandatorily Convertible Preferred Stock in exchange for each share so redeemed, the greater of (i) a number of shares of Parent Common Stock equal to the Call Price in effect on the redemption date, divided by the Current Market Price (as defined below) of the Parent Common Stock determined as of the second trading day immediately preceding the Notice Date (as defined below) or (ii) .8197 of a share of Parent Common Stock (each a "Redemption Rate") (subject to adjustment as described below). The public announcement of any call for redemption will be made prior to, or at the time of, the mailing of the notice of such call to holders of shares of Parent Mandatorily Convertible Preferred Stock as described below. If fewer than all the outstanding shares of Parent Mandatorily Convertible Preferred Stock are to be redeemed, shares of Parent Mandatorily Convertible Preferred Stock to be redeemed will be selected by Parent from outstanding shares of Parent Mandatorily Convertible Preferred Stock not previously redeemed by lot or pro rata (as nearly as may be practicable). "Notice Date" with respect to any notice given by Parent in connection with a redemption of shares of Parent Mandatorily Convertible Preferred Stock means the date on which first occurs either the public announcement of such redemption or the commencement of mailing of such notice to the holders of shares of Parent Mandatorily Convertible Preferred Stock.



     Parent will provide notice of any redemption of the shares of Parent Mandatorily Convertible Preferred Stock pursuant to the provisions described under "Optional Redemption by Parent" to holders of record of Parent Mandatorily Convertible Preferred Stock to be called for redemption not less than 15 days nor more than 60 days prior to the date fixed for such redemption. The earliest Notice Date for any call for redemption of shares of Parent Mandatorily Convertible Preferred Stock is not earlier than 60 days prior to the third anniversary of the Merger Date. Such notice will be provided by mailing notice of such redemption, first class postage prepaid, to each holder of record of shares of Parent Mandatorily Convertible Preferred Stock to be redeemed, at such holder's address as it appears on the stock register of Parent; provided that neither failure to give such notice nor any defect therein will affect the validity of the proceeding for the redemption of any shares of Parent Mandatorily Convertible Preferred Stock to be redeemed except as to the holders to whom Parent has failed to give said notice or whose notice was defective.


     Each holder of shares of Parent Mandatorily Convertible Preferred Stock to be converted or redeemed pursuant to the provisions described under "Mandatory Conversion" and "Optional Redemption by Parent", as the case may be, shall surrender the certificates evidencing such shares (properly endorsed or assigned for transfer, if the Parent Board of Directors shall so require and the notice shall so state) to Parent at the place designated by Parent and shall thereupon be entitled to receive certificates evidencing shares of Parent Common Stock and to receive any funds payable pursuant to the provisions described under "Mandatory Conversions" and "Optional Redemption by Parent", as the case may be, following such surrender and following the date of such conversion or redemption.

     Conversion at Option of Holder. Shares of Parent Mandatorily Convertible Preferred Stock are convertible, in whole or in part, at the option of the holder thereof, at any time prior to the Mandatory Conversion Date, unless previously redeemed, into shares of Parent Common Stock at a rate of .8197 of a share of Parent Common Stock for each share of Parent Mandatorily Convertible Preferred Stock (the "Optional Conversion Rate"), subject to adjustment as set forth below. The right to convert shares of Parent Mandatorily Convertible Preferred Stock called for redemption will terminate immediately prior to the close of business on the redemption date with respect to such shares.

     Conversion of shares of Parent Mandatorily Convertible Preferred Stock at the option of the holder may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to Parent or in blank, to the office or agency to be maintained by Parent for that purpose (and, if applicable, cash payment of an amount equal to the dividend payable on such shares), and otherwise in accordance with conversion procedures established by Parent. Each optional conversion will be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements will have been satisfied. The conversion will be at the Optional Conversion Rate in effect at such time and on such date.

     Holders of shares of Parent Mandatorily Convertible Preferred Stock at the close of business on a record date for any payment of declared dividends will be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such record date and prior to the corresponding Dividend Payment Date. However, shares of Parent Mandatorily Convertible Preferred Stock surrendered for conversion after the close of business on a record date for any payment of dividends and before the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment to Parent in cash of an amount equal to the dividend thereon which is to be paid on such Dividend Payment Date (unless such shares have been called for redemption on a redemption date between such record date and such Dividend Payment Date). A holder of shares of Parent Mandatorily Convertible Preferred Stock called for redemption on the third anniversary of the Merger Date or any other Dividend Payment Date thereafter will receive the dividend on such shares payable on that date without paying an amount equal to such dividend to Parent upon conversion. Except as described above, upon any optional conversion of shares of Parent Mandatorily Convertible Preferred Stock, Parent will make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares of or for previously declared dividends or distributions on the shares of Parent Common Stock issued upon such conversion.


     Certain Definitions. For purposes of the Parent Mandatorily Convertible Preferred Stock, the term "business day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of Connecticut are authorized or obligated by law or executive order to close or are closed because of a banking moratorium or otherwise.


     The term "Call Price" of each share of Parent Mandatorily Convertible Preferred Stock shall be the sum of (x) $76 1/8 and (y) all accrued and unpaid dividends thereon to but not including the redemption date (other than previously declared dividends payable to a holder of record as of a prior date);

     The term "Closing Price" on any day as used herein means the last reported sales price on such day or, in case no such sale takes place on such day, the average of the reported closing high and low quotations, in either case on the principal national securities exchange on which the Parent Common Stock is listed or admitted to trading (as reported on the NYSE Composite Tape or a similar reporting system) or, if the Parent Common Stock is not listed or admitted to trading on a national securities exchange, on the Nasdaq National Market System, or, if the Parent Common Stock is not listed or admitted to trading on a national securities exchange or the Nasdaq National Market System, the average of the high bid and low-asked quotations of the Parent Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service, or, if no such quotations are available, the fair market value of the Parent Common Stock as determined by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purpose;

     The term "Current Market Price" per share of Parent Common Stock at any date will be deemed to be the lesser of (x) the average of the daily Closing Prices for the twenty consecutive Trading Dates ending on and including the date in question or (y) the Closing Price of the Parent Common Stock for such date of determination; provided, that, if any event that results in an adjustment of the Common Equivalent Rate occurs during such twenty day period, the Current Market Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event;


     The term "Parity Preferred Stock" as used herein means Parent's Class A Voting Preferred Stock, $.01 par value per share, Class B Voting Preferred Stock, $.01 par value per share, Class D Non-Voting Preferred Stock, $.01 par value per share, and any other class or series of Parent's Preferred Stock that by its terms ranks on a parity as to both the payment of dividends and distribution of assets upon a liquidation of Parent; and

     The term "Trading Date" as used herein means a date on which the New York Stock Exchange (or any successor thereto) is open for the transaction of business.


     Enhanced Dividend Yield; Less Equity Appreciation Than Parent Common
Stock. Dividends will accrue on the shares of Parent Mandatorily Convertible Preferred Stock at a higher rate than the rate at which dividends are anticipated to be paid to the holders of Parent Common Stock immediately after the Merger Date. The opportunity for equity appreciation afforded by an investment in shares of Parent Mandatorily Convertible Preferred Stock is less than that afforded by an investment in the Parent Common Stock because the Call Price may be lower than the Current Market Price of the Parent Common Stock on the redemption date and Parent may, at its option, redeem the shares of Parent Mandatorily Convertible Preferred Stock at any time on or after the third anniversary of the Merger Date, and prior to the Mandatory Conversion Date, and may be expected to do so if, among other circumstances, the Current Market Price of the Parent Common Stock after the third anniversary of the Merger Date exceeds the Call Price for a share of Parent Mandatorily Convertible Preferred Stock. In such event, a holder of a share of Parent Mandatorily Convertible Preferred Stock will receive less than one share of Parent Common Stock per share of Parent Mandatorily Convertible Preferred Stock, but not less than .8197 of a share of Parent Common Stock, subject to adjustment as described herein. A holder may also surrender for conversion any shares of Parent Mandatorily Convertible Preferred Stock called for redemption up to the close of business on the redemption date, and a holder that so elects will receive .8197 of a share of Parent Common Stock, subject to adjustment as described herein. The per share value of Parent Common Stock received by holders of shares of Parent Mandatorily Convertible Preferred Stock may be more or less than the $76 1/8 assumed nominal value of each share of Parent Mandatorily Convertible Preferred Stock to be issued pursuant to the U.S. Healthcare Sub Merger, due to market fluctuations in the price of the Parent Common Stock.



     As a result of these provisions, holders of shares of Parent Mandatorily Convertible Preferred Stock would be expected to realize no equity appreciation if the Current Market Price of the Parent Common Stock is below the Call Price, and less than all of such appreciation, if any, if the Current Market Price of the Parent Common Stock is above the Call Price. Holders of shares of Parent Mandatorily Convertible Preferred Stock generally will realize the entire decline in equity value if the market price of the Parent Common Stock is less than the $76 1/8 assumed nominal value of a share of Parent Mandatorily Convertible Preferred Stock.


     Adjustments of the Common Equivalent Rate, Optional Conversion Rate and Redemption Rates. The Common Equivalent Rate, the Optional Conversion Rate and the Redemption Rates (collectively, the "Rates") will be each subject to adjustment from time to time as described below in this section.

     If Parent, after the Merger Date (i) pays a stock dividend or makes a distribution with respect to Parent Common Stock in shares of Parent Common Stock, (ii) subdivides or splits outstanding Parent Common Stock into a greater number of shares, (iii) combines outstanding shares of Parent Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Parent Common Stock any shares of common stock of Parent; then, in any such event, the Rates in effect immediately prior to such event will each be adjusted so that the holder of any shares of Parent Mandatorily Convertible Preferred Stock will thereafter be entitled to receive, upon Mandatory Conversion or upon conversion at the option of the holder or redemption, the number of shares of Parent Common Stock which such holder would have owned or been entitled to receive immediately following any event described above had such shares of Parent Mandatorily Convertible Preferred Stock been converted immediately prior to such event or any record date with respect thereto. Such adjustment will become effective at the opening of business on the business day next following the record date for determination of stockholders entitled to receive such dividend or distribution, in the case of a dividend or distribution, and will become effective immediately after the effective date, in the case of a subdivision, split, combination or reclassification. Such adjustments will be made successively.


     If Parent, after the Merger Date, issues rights or warrants to all holders of Parent Common Stock (other than Rights issued pursuant to any Rights Plan of Parent, including the Parent Rights Plan, as the same may be amended from time to time, or any other similar type of plan adopted by Parent from time to time) entitling them to subscribe for or purchase shares of Parent Common Stock at a price per share less than the Current Market Price at the time of such issue, then, in any such event unless such rights or warrants are issued to holders of shares of Parent Mandatorily Convertible Preferred Stock on a pro rata basis with the shares of Parent Common Stock based on the Common Equivalent Rate on the date immediately preceding such issuance, each Rate will be adjusted by multiplying such Rate, in effect immediately prior to the date of issuance of such rights or warrants, by a fraction, of which the numerator will be the number of shares of Parent Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Parent Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator will be the number of shares of Parent Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Parent Common Stock which the aggregate offering price of the total number of shares of Parent Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at such Current Market Price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Current Market Price). Such adjustment will become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Parent Common Stock are not delivered after the expiration of such rights or warrants, each Rate will be readjusted to the applicable Rate which would then be in effect had the adjustments been made upon the issuance of such rights or warrants upon the basis of delivery of only the number of shares of Parent Common Stock actually delivered. Such adjustment will be made successively.


     If Parent, after the Merger Date, pays a dividend or makes a distribution to all holders of its Common Stock of evidences of its indebtedness, cash or other assets (including capital stock of Parent or any subsidiary of Parent, but excluding (x) Parent's regular quarterly cash dividend and (y) dividends referred to in the second paragraph under "Adjustments of the Common Equivalent Rate, Optional Conversion Rate and Redemption Rate") or will issue to all holders of Parent Common Stock rights or warrants to subscribe for or purchase any of its securities (other than Rights issued pursuant to any Rights Plan of Parent (including the Parent Rights Plan, as the same may be amended from time to time, or any other similar type of plan adopted by Parent from time to time) and those referred to in the immediately preceding paragraph), then unless such dividend is paid or distribution is made to each holder of shares of Parent Mandatorily Convertible Preferred Stock on a pro rata basis with the shares of Parent Common Stock based on the Common Equivalent Rate on the date immediately preceding such payment or distribution, in any such event, each Rate will be adjusted by multiplying such Rate in effect on the record date mentioned below, by a fraction of which the numerator will be the Current Market Price per share of the Parent Common Stock on the record date for the determination of stockholders entitled to receive such dividend or distribution, and of which the denominator will be such Current Market Price per share of Parent Common Stock less the fair market value (as determined in good faith by the Board of Directors, whose good faith determination will be conclusive, and described in a resolution adopted with respect thereto) as of such record date of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Parent Common Stock. Such adjustment will become effective on the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such dividend or distribution. Such adjustment will be made successively.



     Any shares of Parent Common Stock issuable in payment of a dividend or other distribution will be deemed to have been issued immediately prior to the close of business on the record date for such dividend or other distribution for purposes of calculating the number of outstanding shares of Parent Common Stock under the third paragraph under "Adjustments of the Common Equivalent Rate, Optional Conversion Rate and Redemption Rate".


     Parent will also be entitled to make upward adjustments in the Common Equivalent Rate, the Optional Conversion Rate, the Redemption Rate and the Call Price, as it in its sole discretion will determine to be advisable, in order that any stock dividends, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to Section 305 of the Code) made by Parent to its stockholders after the Merger Date will not be taxable.

     In any case in which the provisions described under "Adjustments of the Common Equivalent Rate, Optional Conversion Rate and Redemption Rate" shall require that an adjustment as a result of any event becomes effective at the opening of business on the business day next following a record date and the date fixed for conversion pursuant the provisions described under "Mandatory Conversion" or redemption pursuant to the provisions described under "Optional Redemption by Parent" or "Conversion at Option of Holder" occurs after such record date, but before the occurrence of such event, Parent may, in its sole discretion, elect to defer the following until after the occurrence of such event: (A) issuing to the holder of any converted or redeemed shares of Parent Mandatorily Convertible Preferred Stock the additional shares of Parent Common Stock issuable upon such conversion or redemption over the shares of Parent Common Stock issuable before giving effect to such adjustments and (B) paying to such holder any amount in cash in lieu of a fractional share of Parent Common Stock pursuant to the provisions described under "No Fractional Shares."


     All adjustments to the Rates will be calculated to the nearest 1/100th of a share of Parent Common Stock. No adjustment in the Rates will be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustment which by reason of the provisions described in this paragraph is not required to be made will be carried forward and taken into account in any subsequent adjustment.

     Adjustment for Consolidation or Merger. In case of any consolidation or merger to which Parent is a party (other than a merger or consolidation in which Parent is the surviving or continuing corporation and in which the Parent Common Stock outstanding immediately prior to the merger or consolidation remains unchanged), or in the case of any sale or transfer to another corporation of the property of Parent as an entirety or substantially as an entirety, proper provisions will be made so that each share of Parent Mandatorily Convertible Preferred Stock will, after consummation of such transaction, be subject to (i) conversion at the option of the holder into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Parent Common Stock into which such share of Parent Mandatorily Convertible Preferred Stock might have been converted immediately prior to consummation of such transaction, (ii) conversion on the Mandatory Conversion Date into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Parent Common Stock into which such shares of Parent Mandatorily Convertible Preferred Stock would have converted if the conversion on the Mandatory Conversion Date had occurred immediately prior to the date of consummation of such transaction, plus the right to receive cash in an amount equal to all accrued and unpaid dividends on such shares of Parent Mandatorily Convertible Preferred Stock (other than previously declared dividends payable to a holder of record as of a prior date), and (iii) redemption on any redemption date in exchange for the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Parent Common Stock that would have been issuable at the Redemption Rate in effect on such redemption date upon a redemption of such share immediately prior to consummation of such transaction, assuming in each case that such holder of Parent Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction (provided that if the kind or amount of securities, cash or other property receivable upon consummation of such transaction is not the same for each non-electing share, then the kind and amount of securities, cash or other property receivable upon consummation of such transaction for each non-electing share will be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The kind and amount of securities into or for which the shares of Parent Mandatorily Convertible Preferred Stock will be convertible or redeemable after consummation of such transaction will be subject to adjustment as described under "Adjustment of the Common Equivalent Rate, Option Conversion Rate and Redemption Rates" following the date of consummation of such transaction. Parent may not become a party to any such transaction unless (A) the terms thereof are consistent with the foregoing or (B) the holders of shares of Parent Mandatorily Convertible Preferred Stock will have approved other terms in accordance with the provisions described in the fourth paragraph under "Voting Rights."

     For purposes of the immediately preceding paragraph, any sale or transfer to another corporation of property of Parent which did not account for at least 50% of the consolidated net income of Parent for its most recent fiscal year ending prior to the consummation of such transaction will not in any event be deemed to be a sale or transfer of the property of Parent as an entirety or substantially as an entirety.

     No Fractional Shares. No fractional shares or scrip representing fractional shares of Parent Common Stock will be issued upon the redemption or conversion of any shares of Parent Mandatorily Convertible Preferred Stock. In lieu of any fractional share otherwise issuable in respect of the aggregate number of shares of Parent Mandatorily Convertible Preferred Stock of any holder which are redeemed or converted on any redemption date or upon Mandatory Conversion or any optional conversion, such holder will be entitled to receive an amount in cash (computed to the nearest cent) equal to the value of such fractional shares based on the (i) Current Market Price as of the second Trading Date immediately preceding the Notice Date, in the case of redemption, or (ii) Closing Price of the Parent Common Stock determined (A) as of the fifth Trading Date immediately preceding the Mandatory Conversion Date, in the case of Mandatory Conversion, or
(B) as of the second Trading Date immediately preceding the effective date of conversion, in the case of an optional conversion by a holder. If more than one share will be surrendered for conversion or redemption at one time by or for the same holder, the number of full shares of Parent Common Stock issuable upon conversion thereof will be computed on the basis of the aggregate number of shares of Parent Mandatorily Convertible Preferred Stock so surrendered or redeemed.


     Liquidation Rights. In the event of the liquidation, dissolution, or winding up of the business of Parent, whether voluntary or involuntary, the holders of shares of Parent Mandatorily Convertible Preferred Stock then outstanding, after payment or provision for payment of the debts and other liabilities of Parent and the payment or provision for payment of any distribution on any shares of Parent having a preference and a priority over the shares of Parent Mandatorily Convertible Preferred Stock on liquidation, and before any distribution to the holders of Junior Securities, will be entitled to be paid out of the assets of Parent available for distribution to its stockholders an amount per share of Parent Mandatorily Convertible Preferred Stock in cash equal to the sum of (i) $76 1/8 plus (ii) all accrued and unpaid dividends thereon. All amounts paid in respect of such liquidation, dissolution or winding up will be paid pro rata to the holders of Parent Mandatorily Convertible Preferred Stock entitled thereto. In the event the assets of Parent available for distribution to the holders of the shares of Parent Mandatorily Convertible Preferred Stock upon any dissolution, liquidation or winding up of Parent shall be insufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Parent Mandatorily Convertible Preferred Stock and of all other series of Parity Securities, the holders of shares of Parent Mandatorily Convertible Preferred Stock and of all series of Parity Securities will share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Parent Mandatorily Convertible Preferred Stock and the holders of outstanding shares of such Parity Securities were paid in full. Except as described under "Liquidation Rights", holders of Parent Mandatorily Convertible Preferred Stock will not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of Parent.



     For the purposes of the provisions described under "Liquidation Rights", none of the following are deemed to be a voluntary or involuntary liquidation, dissolution or winding up of Parent, (i) the sale, transfer, lease or exchange of the assets of Parent as an entirety or substantially as an entirety; or (ii) the consolidation or merger of Parent with one or more other corporations (whether or not Parent is the corporation surviving such consolidation or merger).


     Voting Rights. The holders of shares of Parent Mandatorily Convertible Preferred Stock shall have the right with the holders of Parent Common Stock to vote in the election of directors and upon each other matter coming before any meeting of the stockholders on the basis of 4/5 of a vote for each share held. The holders of shares of Parent Mandatorily Convertible Preferred Stock and the holders of Parent Common Stock shall vote together as one class except as otherwise set forth herein or as otherwise provided by law or elsewhere in the Certificate of Incorporation of Parent.

     For so long as any shares of Parent Mandatorily Convertible Preferred Stock are outstanding, if at any time dividends payable on the shares of Parent Mandatorily Convertible Preferred Stock or any other series of Preferred Stock are in arrears and unpaid in an aggregate amount equal to or exceeding the aggregate amount of dividends payable thereon for six quarterly dividend periods, or if any other series of Preferred Stock shall be entitled for any other reason to exercise voting rights, separate from the Parent Common Stock, to elect any directors of Parent ("Preferred Stock Directors"), the holders of the shares of Parent Mandatorily Convertible Preferred Stock, voting separately as a class with the holders of all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable, with each share of Parent Mandatorily Convertible Preferred Stock entitled to vote on this and other matters upon which holders of Preferred Stock vote as a group, will have the right to vote for the election of two Preferred Stock Directors of Parent, such directors to be in addition to the number of directors constituting the Parent Board of Directors immediately prior to the accrual of such right. Such right of the holders of shares of Parent Mandatorily Convertible Preferred Stock to elect two Preferred Stock Directors will, when vested, continue until all dividends in arrears on the shares of Parent Mandatorily Convertible Preferred Stock and such other series of Preferred Stock will have been paid in full and the right of any other series of Preferred Stock to exercise voting rights, separate from the Parent Common Stock, to elect Preferred Stock Directors shall terminate or have terminated and, when so paid, and any such termination occurs or has occurred, such right of the holders of shares of Parent Mandatorily Convertible Preferred Stock to elect two Preferred Stock Directors separately as a class will cease, subject always to the same provisions for the vesting of such right of the holders of the shares of Parent Mandatorily Convertible Preferred Stock to elect two Preferred Stock Directors in the case of future dividend defaults.



     The term of office of each director elected pursuant to the provisions described in the immediately preceding paragraph will terminate on the earlier of (i) the next annual meeting of stockholders at which a successor will have been elected and qualified or (ii) the termination of the right of the holders of shares of Parent Mandatorily Convertible Preferred Stock and such other series of Preferred Stock to vote for Directors pursuant to the immediately preceding paragraph. Vacancies on the Parent Board of Directors resulting from the death, resignation or other cause of any such director will be filled exclusively by no less than two-thirds of the remaining directors and the director so elected will hold office until a successor is elected and qualified.



     For as long as any shares of Parent Mandatorily Convertible Preferred Stock remain outstanding, the affirmative consent of the holders of at least two-thirds thereof actually voting (voting separately as a class) given in person or by proxy, at any annual meeting or special meeting of the shareholders called for such purpose, will be necessary to (i) amend, alter or repeal any of the provisions of the certificate of incorporation of Parent which would adversely affect the powers, preferences or rights of the holders of the shares of Parent Mandatorily Convertible Preferred Stock then outstanding or reduce the minimum time required for any notice to which holders of shares of Parent Mandatorily Convertible Preferred Stock then outstanding may be entitled; provided, however, that any such amendment, alteration or repeal that would authorize, create or increase the authorized amount of any additional shares of Junior Securities or any other shares of stock (whether or not already authorized) ranking on a parity with the shares of Parent Mandatorily Convertible Preferred Stock will be deemed not to adversely affect such powers, preferences or rights and will not be subject to approval by the holders of shares of Parent Mandatorily Convertible Preferred Stock; and provided further that the provisions described in clause (i) will not be applicable to the amendment, alteration or repeal of any provisions of the certificate of incorporation of Parent approved at a meeting of the shareholders the record date of which is prior to the issuance of any shares of Parent Mandatorily Convertible Preferred Stock; (ii) authorize or create, or increase the authorized amount of, any capital stock, or any security convertible into capital stock, of any class ranking senior to Parent Mandatorily Convertible Preferred Stock as to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of Parent; or (iii) merge or consolidate with or into any other corporation, unless each holder of the shares of Parent Mandatorily Convertible Preferred Stock immediately preceding such merger or consolidation shall have the right either to (A) receive or continue to hold in the resulting corporation the same number of shares, with substantially the same rights and preferences, as correspond to the shares of Parent Mandatorily Convertible Preferred Stock so held or (B) convert into shares of Parent Common Stock at the Common Equivalent Rate in effect on the date immediately preceding the announcement of any such merger or consolidation.


     There is no limitation on the issuance by Parent of Parity Preferred Stock or of any class ranking junior to the shares of Parent Mandatorily Convertible Preferred Stock.

     Notwithstanding the provisions summarized in the preceding two paragraphs, however, no such approval described therein of the holders of the shares of Parent Mandatorily Convertible Preferred Stock will be required to authorize an increase in the number of authorized shares of Preferred Stock or if, at or prior to the time when such amendment, alteration, or repeal is to take effect or when the authorization, creation or increase of any such senior stock or security is to be made, or when such consolidation or merger, liquidation, dissolution or winding up is to take effect, as the case may be, provision is made for the redemption of all shares of Parent Mandatorily Convertible Preferred Stock at the time outstanding.

     Preemptive Rights. The holders of shares of Parent Mandatorily Convertible Preferred Stock will have no preemptive rights, including rights with respect to any shares of capital stock or other securities of Parent convertible into or carrying rights or options to purchase any such shares.

CLASS A AND CLASS B VOTING PREFERRED STOCK AND CLASS D NON-VOTING PREFERRED
STOCK


     Parent Board will be authorized to issue shares of Class A Voting Preferred Stock, par value $.01 per share, of Parent (the "Class A Preferred Stock"), Class B Voting Preferred Stock, par value $.01 per share, of Parent (the "Class B Preferred Stock") and Class D Non-Voting Preferred Stock, par value $.01 per share, of Parent ("Class D Preferred Stock"), in one or more series, and to fix for each such series or class the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, as permitted by the Connecticut Law. The Parent Board of Directors could authorize the issuance of shares of Class A Preferred Stock, Class B Preferred Stock or Class D Preferred Stock with terms and conditions which could discourage a takeover or other transaction that holders of some or a majority of shares of Parent Common Stock might believe to be in their best interests or in which such holders might receive a premium for their shares of stock over the then market price of such shares. As of the date hereof, no shares of Class A Preferred Stock, Class B Preferred Stock or Class D Preferred Stock are outstanding and the Parent Board of Directors has no present intent to issue any shares of Class A Preferred Stock, Class B Preferred Stock or Class D Preferred Stock after the Merger Date other than any such issuance in connection with the Parent Rights Plan. See "Comparison of Rights of Shareholders -- Comparison of Shareholder Rights with Respect to Parent and Aetna" and "Description of Parent Rights."

                      COMPARISON OF RIGHTS OF SHAREHOLDERS

COMPARISON OF SHAREHOLDER RIGHTS WITH RESPECT TO PARENT AND AETNA

     Upon the consummation of the Aetna Sub Merger, the shareholders of Aetna will become shareholders of Parent, and their rights will be governed by the Certificate of Incorporation of Parent (the "Parent Certificate") and bylaws of Parent (the "Parent Bylaws") in the forms that will be effective at the Merger Date.


     The following discussion is not intended to be complete and is qualified in its entirety by reference to the Connecticut Law, the Parent Certificate and Parent Bylaws, the Certificate of Incorporation of Aetna (the "Aetna Certificate") and the bylaws of Aetna (the "Aetna Bylaws"). Forms of the Aetna Certificate and Aetna Bylaws have been filed as exhibits to the Registration Statement of which this Joint Proxy Statement/Prospectus is part and are incorporated herein by this reference.


     Since both Parent and Aetna are organized under the laws of the State of Connecticut, any differences in the rights of shareholders of Parent and Aetna will arise solely from differences in their respective certificates of incorporation and bylaws. The Parent Certificate and Parent Bylaws are substantially similar to the Aetna Certificate and Aetna Bylaws, respectively, except the Parent Certificate was modified (i) to effect the transactions contemplated by the Merger Agreement, (ii) to reflect the fact that Parent is not an "insurance corporation", (iii) to set the par value of the Parent Common Stock at $.01, (iv) to change the name of Parent to Aetna Inc., (v) to increase the authorized capital stock of Parent, (vi) to fix the designation, rights and preferences of the Parent Mandatorily Convertible Preferred Stock, and (vii) to authorize 15,000,000 shares of Class D Preferred Stock.


     In addition, the Board of Directors of Aetna has adopted a rights plan. Pursuant to Aetna's amended Share Purchase Rights Plan, a dividend of one share purchase right (a "Right") was made payable for each share of Aetna Common Stock outstanding on November 7, 1989, and one Right will attach to each share of Aetna Common Stock subsequently issued, prior to the time at which the Rights become exercisable, expire or are redeemed. The Mergers will not give rise to any rights or benefits under the amended Share Purchase Rights Plan, and existing rights attached to Aetna Common Capital Stock will be extinguished in the Aetna Sub Merger. The Board of Directors of Parent has adopted the Parent Rights Agreement which is substantially similar to Aetna's amended Share Purchase Rights Plan. See "Description of Parent Rights."


COMPARISON OF SHAREHOLDER RIGHTS WITH RESPECT TO PARENT AND U.S. HEALTHCARE


     Upon the consummation of the U.S. Healthcare Sub Merger, the shareholders of U.S. Healthcare will become shareholders of Parent, and their rights will be governed by the Connecticut Law and the Parent Certificate and the Parent Bylaws in the forms that will become effective at the Merger Date. On January 1, 1997, the Connecticut Business Corporation Act (the "CBCA") will replace the Connecticut Law. The rights of shareholders under the CBCA will differ in certain respects from their rights under the Connecticut Law. The material differences under the CBCA are discussed below following the descriptions of certain provisions of the Connecticut Law.



     The following is a discussion of certain differences between rights of shareholders of U.S. Healthcare and Parent. The discussion is not intended to be complete and is qualified in its entirety by reference to the Connecticut Law, the CBCA, the Pennsylvania Law, the Parent Certificate and Parent Bylaws and the articles of incorporation of U.S. Healthcare (the "U.S. Healthcare Articles") and the bylaws of U.S. Healthcare (the "U.S. Healthcare Bylaws"). The U.S. Healthcare Articles and U.S. Healthcare Bylaws have been filed as exhibits to U.S. Healthcare's Annual Report on Form 10-K for the year ended December 31, 1995 and are incorporated herein by this reference.



     Bylaws. Under the Pennsylvania Law, the power to adopt, amend or repeal bylaws may be vested by the bylaws in the directors, with statutory exceptions for certain actions committed to the shareholders (absent a contrary provision in the articles) and subject to the power of shareholders to change such actions. The Pennsylvania law provides that unless the articles of incorporation otherwise provide, shareholders may change the bylaws without the consent of the directors. The U.S. Healthcare Bylaws provide the shareholders of U.S. Healthcare with the power to alter, amend or repeal the U.S. Healthcare Bylaws by the majority vote of shareholders at any annual meeting or special meeting duly convened after notice to the shareholders of such purpose at which a quorum is present except that a vote of 80% and 75%, respectively of the votes which shareholders are entitled to cast shall be necessary to alter, amend or repeal any provisions inconsistent with Section 3.1 of the U.S. Healthcare Bylaws (dealing with the number, term and election of directors) or Sections 7.1 or 7.2 of the U.S. Healthcare Bylaws (dealing with limitation of directors' liability and indemnification). The Board of Directors of U.S. Healthcare may also alter, amend or repeal the U.S. Healthcare Bylaws subject to the power of the shareholders to change such action.


     Under the Connecticut Law, a corporation's shareholders and, to the extent permitted by the bylaws, the board of directors may adopt, amend or repeal bylaws. The Parent Bylaws provide that they may be rescinded or amended by the affirmative vote of the holders of a majority of the voting power of shares entitled to vote thereon or by an affirmative vote of Parent directors holding a majority of the number of directorships.

     Distributions to Shareholders. Under the Pennsylvania Law, a corporation has the power, subject to restrictions in its bylaws, to make distributions to its shareholders unless after giving effect thereto (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the preferential rights, if any, of shareholders having superior preferential rights to those shareholders receiving the distribution. Total assets and liabilities for this purpose are to be determined by the board of directors, which may base its determination on one or more of the following: book value, or current value, of the corporation's assets and liabilities, unrealized appreciation and depreciation of the corporation's assets and liabilities and any other method that is reasonable in the circumstances. The U.S. Healthcare Bylaws do not contain any limitations on such powers.

     Under the Connecticut Law, a corporation's board of directors may from time to time declare, and the corporation may pay, dividends on the corporation's outstanding shares in cash, property or its own shares, except when the corporation is insolvent or when such payment would render the corporation insolvent. A corporation is insolvent under the Connecticut Law if the corporation (i) is unable to pay its debts as they become due in the usual course of business or (ii) has liabilities in excess of assets. Dividends may be paid out of earned surplus and, under certain circumstances, out of capital surplus. For payments out of capital surplus, the liquidation preferences of preferred shares in excess of their par value are treated as a liability for purposes of determining the corporation's solvency. The Connecticut Law permits a corporation to redeem or repurchase its shares out of earned surplus and, under certain circumstances, out of capital surplus.

     Under the CBCA, a corporation may not make a distribution to shareholders if, after giving effect thereto, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if any, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior of those receiving the distribution. The board of directors may determine that a distribution is not prohibited either on the basis of financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other reasonable method.

     Classes of Directors. Under the Pennsylvania Law, directors may be elected in two or more classes whose terms expire at different times provided that each class shall be as nearly equal in number as possible, the term of office of at least one class shall expire in each year and no single term shall exceed four years. The U.S. Healthcare Bylaws provide for the classification of directors into three classes, each class serving for staggered three-year terms.

     Under the Connecticut Law, a corporation's certificate of incorporation may provide for the classification of directors, either as to their term of office, or as to their election by one or more classes of shareholders exclusively, or both, provided that (i) a director may not be elected for a shorter term than one year or for a longer term than five years and (ii) in the case of classification by term of office, the classification must be such that the term of one or more classes expires each succeeding year. The Parent Bylaws currently provide that the Board of Directors shall consist of not less than three nor more than twenty-one directors, the exact number to be fixed by vote of the Board of Directors or shareholders. The Parent Certificate does not provide for a classified board of directors.


     Under the CBCA, a corporation's certificate of incorporation may provide for the classification of directors, either as to their election by one or more classes of shareholders exclusively or as to their term of office. Under staggered term provisions, the total number of directors may be divided into up to five groups, each containing approximately the same percentage of the total, with the term of one group expiring each year.

     Removal of Directors. Under the Pennsylvania Law, unless the articles of incorporation or bylaws provide otherwise, directors may be removed by the shareholders of a corporation for or without cause, and by the board of directors for any proper cause specified in the bylaws. Notwithstanding the foregoing, unless otherwise provided in the articles of incorporation, directors of a corporation having a classified board may be removed by the shareholders only for cause, if such classification has been effected by a bylaw or adopted by the shareholders. The U.S. Healthcare Articles provide for removal of directors without cause by the affirmative vote of holders of at least 80% of the outstanding shares entitled to vote thereon.

     Under the Connecticut Law, a director may be removed from office in accordance with bylaws adopted by the shareholders, or upon any other lawful removal from office. The Parent Bylaws do not currently provide for removal of directors.

     Under the CBCA, shareholders may remove directors with or without cause unless the Parent Certificate provides that directors may be removed only for cause. If a director is elected by a voting group of shareholders only the shareholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him. The Superior Court for the Judicial District where the corporation's principal office is located may remove a director in a proceeding commenced either by the corporation or by shareholders holding at least 10% of the outstanding shares of any class, if such court finds that the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to the corporation, and that removal is in the best interest of the corporation. If so removed, the court may bar the director from re-election for a period prescribed by the court.

     Meetings of Shareholders. Under the Pennsylvania Law applicable to corporations whose shares are registered under the 1934 Act, a shareholder is not entitled to call a special meeting of shareholders unless such shareholder is an "interested shareholder" (as defined in Section 2553 of the Pennsylvania
Law) calling a special meeting for the purpose of approving a "business combination" (as defined in Section 2554 of the Pennsylvania Law) with such "interested shareholder." As so defined, an "interested shareholder" is a person who, together with its affiliates and associates, owns (or within the preceding five-year period did own) 20% or more of a "registered" corporation's shares entitled to vote generally in the election of directors ("Voting Shares"), and a "business combination" includes mergers, consolidations, asset sales, share exchanges, divisions of a "registered" corporation or any subsidiary thereof and other transactions resulting in a disproportionate financial benefit to an "interested shareholder." In addition, a qualified shareholder (generally, since January 1, 1980, a holder of 20% or more of the outstanding shares of a corporation) is entitled to call a special meeting of U.S. Healthcare's shareholders. Under the U.S. Healthcare Bylaws, special meetings of the shareholders of U.S. Healthcare may be called by U.S. Healthcare's president or a majority of its board of directors.


     Under the Connecticut Law, special meetings of shareholders may be called by the board of directors, officers or persons as may be provided in the certificate of incorporation or bylaws. The Connecticut Law also requires the president to call a special meeting upon the written request of the holders of not less than one-tenth of the voting power of all shares entitled to vote at the meeting, except that if the corporation has a class of voting stock registered pursuant to Section 12 of the 1934 Act (such as Parent), and no person held ten percent or more of the voting power of all shares of the corporation on February 1, 1988, the president need not call such meeting except upon the written request of the holders of not less than 35% of such voting power. If the president shall not, within 15 days after the receipt of such request, call such special meeting, such shareholders may call such special meeting. The Parent Bylaws permit the Board of Directors, the Chairman of the Board and the President to call a special meeting of shareholders.

     Action By Shareholders Without Meeting. Under the Pennsylvania Law, unless restricted in the bylaws, any action which may be taken at a meeting of the shareholders may be taken without a meeting if consents of all shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the secretary of the corporation. In addition, the bylaws may provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting if there is written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all the shareholders were present and voting. The U.S. Healthcare Bylaws permit any action which may be taken at a meeting of shareholders or a class of shareholders to be taken by unanimous consent.

     Under the Connecticut Law, shareholders may take any action by unanimous written consent without a meeting, provided that, if the certificate of incorporation so provides, actions (other than the election of directors) may be taken by written consent of less than all of the shareholders (but not less than a majority of the voting power). Notice must be given to shareholders entitled to vote not less than 20 days or more than 50 days before the date any consents are to become effective, and persons holding at least 10% of the voting power of the corporation can block the proposed action up to 5 days before such consents are to become effective if action is proposed to be taken by the written consent of less than all of the corporation's shareholders. Neither the Parent Certificate nor the Parent Bylaws provides for its shareholders taking action by less than unanimous written consent.


     Dissenters' Rights. Under the Pennsylvania Law, shareholders of a corporation have a right of appraisal (i.e., the right to dissent from a proposed corporate action and to obtain payment of the judicially-determined "fair value" of their shares) with respect to specified corporate actions, including: (i) a plan of merger, consolidation, division (within the meaning of Section 1951 of the Pennsylvania Law), share exchange or conversion (within the meaning of Section 1961 of the Pennsylvania Law); (ii) certain other plans or amendments to its articles of incorporation in which disparate treatment is accorded to the holders of shares of the same class or series; and (iii) a sale or transfer of all or substantially all of such corporation's assets. However, appraisal rights are not provided to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 shareholders unless (i) such shares are not converted solely into shares of the acquiring, surviving, new or other corporation and cash in lieu of fractional shares; (ii) if such shares constitute a preferred or special class of stock, the articles of incorporation, the corporate action under consideration or the express terms of the transaction encompassed in such corporate action do not entitle all holders of the shares of such class to vote thereon and require for the adoption thereof the affirmative vote of a majority of the votes cast by all shareholders of such class; or (iii) if such shares constitute a group of a class or series which are to receive the same special treatment in the corporate action under consideration, the holders of such group are not entitled to vote as a special class in respect of such corporate action.


     Under the Connecticut Law, shareholders may perfect rights of objecting shareholders to obtain the judicially-determined "fair value" of their shares with regard to corporate actions involving certain (i) amendments to the corporation's certificate of incorporation; (ii) offers by the corporation to holders of its shares of any class having accrued and unpaid dividends or other arrearages to exchange such shares; (iii) mergers; (iv) sales of all or substantially all of the assets of the corporation; or (v) distributions to shareholders, by dividend, liquidating distributions or otherwise, by transfer of assets in kind to shareholders collectively as co-owners.

     Under the CBCA, shareholders may perfect dissenters' rights with regard to corporate actions involving: (i) consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger, or if the corporation is a subsidiary that is merged with its parent; (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the plan; (iii) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the transaction; (iv) an amendment to the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares; or (v) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares. Neither the Parent Certificate nor the Parent Bylaws provide such special dissenters' rights.



     Certain Statutory and Charter Provisions. Under both the Pennsylvania Law and the Connecticut Law, the articles of incorporation or certificate of incorporation, as the case may be, may provide for a higher shareholder vote requirement than that required by law in order to approve certain proposed actions or transactions of the corporation. The U.S. Healthcare Bylaws require the vote of 80% of the votes which shareholders are entitled to cast to alter, amend or repeal Section 3.1 of the U.S. Healthcare Bylaws (relating to number, term and election of directors). The U.S. Healthcare Articles require the vote of 80% of the votes which shareholders are entitled to cast for removal of directors without cause. The Parent Certificate includes no such provision.


     Anti-takeover Provisions. The Parent Certificate and Parent Bylaws contain a number of provisions relating to corporate governance and to the rights of shareholders. Certain of these provisions may be deemed to have a potential anti-takeover effect in that such provisions may delay or prevent a change of control of Parent. These provisions include the authority of the Board of Directors to issue one or more series of preferred stock with such provisions as the Board of Directors may determine.

     Interested Shareholder Transactions. Under the Pennsylvania Law, no business combination (defined to include certain mergers, sales of assets, sales of 5% or more of outstanding stock, loans, recapitalizations or liquidations or dissolutions) involving a Pennsylvania corporation and an interested shareholder (defined to be any holder of 20% or more of the corporation's voting stock) may be entered into unless (i) approved by the board of directors of the corporation prior to the interested shareholder's share acquisition date, (ii) (a) five years have expired since the acquisition of shares of the corporation by the interested shareholder, and (b) either (1) a majority of shareholders of the corporation (excluding the interested shareholder) approves the business combination, or (2) the business combination is approved by an affirmative vote of all of the holders of all of the outstanding common shares and satisfies certain minimum statutory requirements, or (iii) approved (a) by a majority of votes that all shareholders would be entitled to cast in an election of directors, not including shares beneficially held by the interested shareholder provided that (1) the meeting is called no earlier than three months after the interested shareholder became, and if at the time of the meeting the interested shareholder is, the beneficial owner of shares entitling the interested shareholder to cast at least 80% of the votes that all shareholders would be entitled to cast in an election of directors and (2) the business combination satisfies certain other minimum statutory conditions, or (b) by the affirmative vote of all of the holders of all of the outstanding common shares. However, such law does not restrict any offer to purchase all of a corporation's shares.

     The U.S. Healthcare Articles require the affirmative vote of holders of at least 80% of the voting power of shares entitled to vote generally for the election of directors to approve a plan of merger or consolidation or transfer of all or substantially all of the assets of U.S. Healthcare. The requirement of receiving the affirmative vote of holders of at least 80% of the votes which shareholders are entitled to cast shall not be applicable if a transaction described above in this paragraph shall have been approved by the affirmative vote of 80% of the directors of U.S. Healthcare.

     Under the Connecticut Law, certain transactions between a Connecticut corporation and an interested shareholder (which is defined as a beneficial owner of 10% or more of the voting power of the then outstanding shares of voting stock of the corporation, or an affiliate of the corporation which at any time during the two-year period prior to the transaction was the beneficial owner of 10% or more of the voting power of the then outstanding shares of voting stock of the corporation) are prohibited. The provision prohibits business combinations (which include mergers, consolidations, sales of assets having an aggregate book value of 10% or more of the total market value of the outstanding shares of the corporation or its net worth, the issuance or transfer of equity securities having an aggregate market value of 5% or more of the total market value of the outstanding shares of the corporation, the adoption of a resolution calling for the liquidation or dissolution of the corporation proposed by or on behalf of the interested shareholder or a reclassification of securities or merger having the effect of increasing by 5% or more the proportionate amount of securities owned by an interested shareholder) with or for the benefit of an interested shareholder or its affiliates or associates unless such business combination is approved by the board of directors and receives the affirmative vote of 80% of the voting power of all of the outstanding shares of voting stock and two-thirds of the voting power of the outstanding shares of voting stock exclusive of the stock held by the interested shareholder and its affiliates and associates. The provision is inapplicable where, among other things, the consideration to be received by shareholders for their shares in the business combination meets certain pricing criteria. Connecticut corporations are permitted to exclude certain business combinations from the voting requirements of this provision by board resolution.

     A similar provision of the Connecticut Law prohibits business combinations (defined for purposes of such provision to include a merger or consolidation of the corporation or any subsidiary of the corporation, a sale or other disposition of assets having a market value equal to 10% or more of the aggregate market value of all the outstanding stock of the corporation or representing 10% or more of the earning power or net income of the corporation, the issuance or transfer by the corporation or a subsidiary of the corporation of stock of such corporation or subsidiary having an aggregate market value equal to 5% or more of the aggregate market value of all outstanding stock of the corporation (other than through a pro rata stock dividend or the exercise of warrants or other rights or the conversion of convertible securities), the adoption of a plan or proposal for the complete or partial liquidation of the corporation or a subsidiary or payment of certain dividends if proposed by an interested shareholder or an affiliate or associate which has the effect of increasing the proportionate share of any class or series of voting stock (or securities convertible into voting stock) owned by the interested shareholder and the receipt by the interested shareholder or an affiliate or associate of any financial benefit other than proportionately as a shareholder of the corporation) with interested shareholders (which is defined as a beneficial owner of 10% or more of the voting power of the outstanding shares of voting stock of the corporation or an affiliate or associate of the corporation which at any time during the five-year period prior to the transaction was the beneficial owner of 10% or more of the voting power of the then outstanding shares of voting stock of the corporation) within a five-year period after such shareholder became an interested shareholder unless such business combination is approved by the board of directors and a majority of the non-employee directors of which there must be at least two.

     Pursuant to its Bylaws, U.S. Healthcare has opted out of certain comparable provisions of the Pennsylvania Law.

     Fiduciary Duty and Limitations of Liability. Under the Pennsylvania Law, a director may, in considering the best interests of a corporation, consider (i) the effects of any action on shareholders, employees, suppliers, customers and creditors of the corporation, and upon communities in which offices or other facilities of the corporation are located, (ii) the short-term and long-term interests of the corporation, including the possibility that the best interests of the corporation may be served by the continued independence of the corporation, (iii) the resources, intent and conduct of any person seeking to take control of the corporation and (iv) all other pertinent factors.

     As permitted under the Pennsylvania Law, the U.S. Healthcare Bylaws limit the personal liability of directors of U.S. Healthcare for monetary damages for any action taken or failure to take any action unless the director has breached or failed to perform the duties of his office and the breach or failure constitutes self-dealing, willful misconduct or recklessness. The above provision does not eliminate the personal liability of directors for violations of a criminal statute or the liability of a director for the payment of taxes pursuant to federal, state or local law.

     Under the Connecticut Law, a director shall perform his duties in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A director who so performs these duties shall be presumed to have no liability by reason of being a director or having been a director of the corporation. In approving a merger, consolidation or sale of all or substantially all of the assets of a corporation, a director, in determining what he reasonably believes to be in the best interests of the corporation, shall consider (i) the long-term as well as the short-term interests of the corporation, (ii) the interests of the shareholders, long-term as well as short-term, including the possibility that those interests may be best served by the continued independence of the corporation, (iii) the interests of the corporation's employees, customers, creditors and suppliers, and (iv) community and societal considerations including those of any community in which any office or other facility of the corporation is located. A director may also consider any other factors he considers appropriate in making such determination.

     As permitted under the Connecticut Law, the Parent Certificate limits in certain circumstances the monetary liability of directors to Parent and its shareholders for a breach of their fiduciary duty as directors to the amount of their compensation for serving Parent as directors during the year of the violation. These provisions do not eliminate the liability of a director if such breach (i) involved a knowing and culpable violation of law by the director,
(ii) enables the director or an associate (as defined in the Connecticut Law) to receive an improper personal gain, (iii) shows a lack of good faith and a conscious disregard for the duty of the director to Parent under circumstances in which the director was aware that his or her conduct or omission created an unjustifiable risk of serious injury to Parent, (iv) constitutes a sustained and unexcused pattern of inattention that amounts to an abdication of the director's duty to Parent or (v) creates liability under Section 33-321 of the Connecticut Law (relating to the distribution of assets of Parent, whether by dividend, purchase or redemption of shares or otherwise, in violation of the Connecticut
Law).

     In addition, these provisions do not eliminate the liability of a director for violations of federal securities laws, nor do they limit the rights of Parent or its shareholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief. Such remedies may not be effective in all cases.

     Derivative Actions. Under the Pennsylvania Law, a shareholder may maintain a derivative action, even if such shareholder was not a shareholder at the time of the alleged wrongdoing if there is a strong prima facie case in favor of the claim asserted and if the court determines in its discretion that serious injustice will result without such action.

     Under the Connecticut Law, a shareholder may bring a derivative action only if he or she was a shareholder at the time of the alleged wrongdoing.

     Under the CBCA, a shareholder may bring a derivative action if he or she
(i) was a shareholder of the corporation at the time of the act or omission complained of or became a shareholder through transfer by operation of the law from one who was a shareholder at that time and (ii) fairly and adequately represent the interests of the corporation in enforcing the right of the corporation.

     Indemnification. Under the Pennsylvania Law, a business corporation has the power to indemnify its directors, officers, shareholders, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such individuals in connection with a third-party action or proceeding if such individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. A business corporation has the power to indemnify its directors, officers, shareholders, employees and agents against expenses (including attorneys' fees) actually and reasonably incurred in connection with a threatened, pending or completed action by or in the right of the corporation if such individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Indemnification shall not be made in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation and unless and only to the extent that a Court of Common Pleas or other court deems proper. To the extent that a representative of a corporation has been successful on the merits or otherwise in the defense of a third party or derivative action, indemnification for expenses incurred is mandatory. The Pennsylvania Law provides that provisions thereof on indemnification shall not be deemed exclusive of any other rights to which a person may be entitled under any bylaw, agreement or otherwise, provided that indemnification shall not be made in the case of willful misconduct or recklessness. The U.S. Healthcare Bylaws grant such indemnification rights to the directors, officers, shareholders, employees and agents of U.S. Healthcare.

     The Connecticut Law also provides for indemnification of directors, officers, shareholders, employees, agents of a corporation and certain eligible outside parties. The Connecticut Law requires, in general, that the person requesting indemnification must have successfully defended an action against such person or have acted in good faith in what he or she reasonably believed were the best interests of the corporation in order to receive indemnification. The Connecticut Law does not permit, however, a corporation, through its certificate of incorporation, its bylaws, a resolution of the board of directors or the shareholders or an agreement, to provide any greater or lesser indemnification rights than those specifically required by the Connecticut Law. Parent intends, however, as specifically authorized under the Connecticut Law, to procure insurance providing greater indemnification rights for its directors and officers than those set forth in the statute. Unlike the statute, such insurance does not require affirmative judicial or corporate action as a prerequisite to the insurance company's duty to defend (and pay for the defense of) the insured director or officer under the policy, and such insurance covers directors and officers for any acts not specifically excluded for which the director or officer is not eligible for indemnification under the statute to the extent such coverage does not violate public policy.



     The CBCA gives a corporation the power to indemnify its directors against liability (including judgments, settlements, penalties and fines) if such individual acted in good faith, reasonably believed that his or her conduct was in the corporation's best interests (or, where he or she was not acting as a director, was not opposed to its best interests) and, in the case of criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In a proceeding by or in the right of the corporation, the corporation may indemnify a director only for reasonable expenses and may not indemnify a director who was adjudged liable to the corporation. Indemnification of reasonable expenses incurred by a director is mandatory when he or she is wholly successful in the defense of any proceeding. A director may also apply to any court of competent jurisdiction, which may order indemnification if it concludes that the director is fairly and reasonably entitled to it under all the circumstances, whether or not such director meets the statutory standard of conduct outlined above. Such court may also order indemnification for reasonable expenses even if the director was adjudged liable in a proceeding by or in the right of the corporation. The CBCA does not permit a corporation through its certificate of incorporation, bylaws, a resolution of the board of directors or shareholders or an agreement to provide any indemnification to a director which is inconsistent with the CBCA. A corporation may indemnify an officer, employee or agent who is not a director to the same extent as a director. An officer is entitled to mandatory indemnification for expenses when he or she is wholly successful in the defense of any proceeding and may, like a director, apply to a court for an indemnification order. In addition, a corporation may indemnify an officer, employee or agent who is not a director to the extent, consistent with public policy, that its certificate of incorporation, bylaws, general or specific action of its board of directors or contract may provide. The CBCA also authorizes a corporation to obtain insurance providing indemnification rights for directors, officers, employees and agents which are greater than those authorized by the statute. Because Parent was formed before the CBCA takes effect, Parent will be required to provide directors, officers, employees and other persons covered by the above-described provisions with indemnifications to the fullest extent permitted under the CBCA.



     Rights Plan. U.S. Healthcare does not have a rights plan. The Parent Board of Directors adopted a rights plan substantially identical to Aetna's amended Share Purchase Rights Plan to be effective as of the Merger Date. See "Description of Parent Rights."

                          DESCRIPTION OF PARENT RIGHTS

     The following description of the Parent Rights is qualified in its entirety by reference to the Parent Rights Agreement, which is incorporated by reference herein and a form of which is an exhibit to Aetna Inc.'s Registration Statement on Form S-4 which this Joint Proxy Statement/Prospectus is a part of.


     It is intended that each share of Parent Common Stock outstanding immediately after the Merger Date will have attached thereto a Parent Right issued pursuant to the Parent Rights Agreement. Each Parent Right entitles the registered holder to purchase from Parent one one-hundredth of a share of Class B Voting Preferred Stock, Series A, par value $.01 per share (the "Series A Preferred Stock"), of Parent at a price of $200.00 per one one-hundredth of a share of Series A Preferred Stock (the "Purchase Price"), subject to adjustment.


     Until the earlier to occur of the following dates (the earlier of such dates being hereinafter called the "Distribution Date"):

          (i) the close of business on the tenth calendar day (or such later date as may be specified by the Parent Board of Directors) following a public announcement that (a) a person or group of affiliated or associated persons (other than Parent or a related person) (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Parent Common Stock or (b) a person (other than Parent or a related person) has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Parent Common Stock and such person has been declared by the Parent Board of Directors to be an adverse person (an "Adverse Person", and, additionally, an "Acquiring Person") (an Adverse Person declaration may be made by the Parent Board of Directors with respect to any person who acquires or proposes to acquire beneficial ownership of 10% or more of the outstanding shares of Parent Common Stock if, in general, the Parent Board of Directors determines that such acquisition or proposed acquisition is not in the best interests of Parent, its shareholders and/or its policyholders, provided that such person shall not become an Adverse Person unless and until beneficial ownership of 10% or more of the outstanding shares of Parent Common Stock is acquired by such person); and


          (ii) the close of business on the tenth calendar day (or such later date as may be specified by the Parent Board of Directors) following the commencement of a tender offer or exchange offer by a person (other than Parent or a related person), the consummation of which could result in beneficial ownership by such person of 15% or more of the outstanding shares of Parent Common Stock;



the Parent Rights will be evidenced, with respect to any of the Parent Common Stock certificates outstanding as of the Merger Date, by such Parent Common Stock certificates.


     The Parent Rights Agreement provides that, until the Distribution Date, the Parent Rights will be transferred with and only with shares of Parent Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Parent Rights), new Parent Common Stock certificates issued after the Merger Date upon transfer or new issuance of shares of Parent Common Stock will contain a notation incorporating the Parent Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Parent Rights), the surrender for transfer of any certificates for shares of Parent Common Stock outstanding as of the Merger Date will also constitute the transfer of the Parent Rights associated with the shares of Parent Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Parent Rights (the "Right Certificates") will be mailed to holders of record of shares of Parent Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Parent Rights.

     No Parent Right is exercisable at any time prior to the Distribution Date. The Parent Rights will expire on November 7, 1999 (the "Final Expiration Date"), unless earlier redeemed by Parent as described below. Until a Parent Right is exercised, the holder thereof, as such, will have no rights as a shareholder of Parent, including without limitation the right to vote or to receive dividends. The Purchase Price payable and the number of shares of Series A Preferred Stock or other securities or property issuable upon exercise of the Parent Rights, and the number of Parent Rights outstanding, are subject to customary antidilution provisions.

     Shares of Series A Preferred Stock purchased upon exercise of the Parent Rights will not be redeemable. Each share of Series A Preferred Stock will be entitled to a quarterly dividend payment equal to the greater of (i) $0.01 and
(ii) an amount equal to 100 times the dividend declared per share of Parent Common Stock for such quarter. In the event of liquidation, the holders of shares of Series A Preferred Stock will be entitled to a preferential liquidation payment in an amount equal to 100 times the liquidation payment to be made per share of Parent Common Stock. Each share of Series A Preferred Stock will have 100 votes, voting together with Parent Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Parent Common Stock is exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Parent Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Series A Preferred Stock dividend, voting and liquidation rights, the value of the one one-hundredth interest in a share of Series A Preferred Stock purchasable upon exercise of each Parent Right should approximate the value of one share of Parent Common Stock.



     In the event that (i) any person or group of affiliated or associated persons (other than the Parent or a related person) becomes the beneficial owner of 15% or more of the outstanding shares of Parent Common Stock, (ii) any person becomes an Adverse Person, or (iii) any Acquiring Person merges into or combines with Parent and Parent is the surviving corporation or any Acquiring Person effects certain other transactions with Parent or causes Parent to effect certain transactions, as described in the Parent Rights Agreement, proper provision shall be made so that each holder of a Parent Right, other than Parent Rights that are or were owned beneficially by an Acquiring Person (which, from and after the later of the Distribution Date and the date of the earliest of any such events, will be void), will thereafter have the right to receive, upon exercise thereof at the then-current Purchase Price of the Parent Rights, that number of shares of Parent Common Stock (or, under certain circumstances, an economically equivalent security or securities of Parent) having a market value of two times the Purchase Price of the Parent Right. To illustrate the operation of such an adjustment, at a Purchase Price of $200.00, assuming the current market price (as determined pursuant to the provisions of the Parent Rights Agreement) per share of Parent Common Stock were $100.00, each Parent Right not owned beneficially by an Acquiring Person at or after the time of such an occurrence would entitle its holder to purchase (after the Distribution Date) from Parent four shares of Parent Common Stock (having a market value of $400.00) for $200.00. Under certain circumstances in which there were not sufficient shares of Parent Common Stock (or economically equivalent securities of Parent) available for issuance upon the exercise of a Parent Right as described above, such Parent Right would entitle its holder to receive from Parent, upon the surrender of such Parent Right and without payment of the Purchase Price, securities and/or cash having an aggregate value equal to the net value that such holder otherwise would have received upon the exercise of such Parent Right as described above.


     In the event that, following the first date of public announcement that a person has become an Acquiring Person, (i) Parent merges with or into any person and Parent is not the surviving corporation, (ii) any person merges with or into Parent and Parent is the surviving corporation, but its shares of Parent Common Stock are changed or exchanged, or (iii) 50% or more of Parent's assets or earning power, including without limitation securities creating obligations of Parent, are sold, proper provision shall be made so that each holder of a Parent Right (other than Parent Rights which have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price, that number of shares of common stock (or, under certain circumstances, an economically equivalent security or securities) of the other party to such transaction which at the time of such transaction would have a market value of two times the Purchase Price of the Parent Right. To illustrate the operation of such an adjustment, at a Purchase Price of $200.00, assuming the current market price (as determined pursuant to the provisions of the Parent Rights Agreement) per share of common stock of such other person were $25.00, each Parent Right would entitle its holder to purchase (after the Distribution Date) sixteen shares of such other person's common stock (having a market value of $400.00) for $200.00.

     Following the occurrence of any event described in either of the two immediately preceding paragraphs, Parent Rights may be exercised, at the option of the holder thereof, without the payment of the Purchase Price that would otherwise be payable. In any such case, the number of securities which such person would otherwise be entitled to receive upon the exercise of such Parent Rights will be reduced as provided in the

Parent Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment in the Purchase Price of at least 1%. No fractional shares of Series A Preferred Stock will be issued. Fractions which are integral multiples of one one-hundredth of a share of Series A Preferred Stock, may, at the option of Parent, be evidenced by depositary receipts. In lieu of issuing fractional shares of Series A Preferred Stock, Parent may make a payment in cash or take such other action permissible under applicable law as the Parent Board of Directors deems appropriate.

     Parent may redeem the Parent Rights in whole, but not in part, at a price of $0.01 per Parent Right (the "Redemption Price"), at any time prior to the close of business on the later of (i) the Distribution Date and (ii) the first date of public announcement that a person has become an Acquiring Person. At any time following the first date of public announcement that a person has become an Acquiring Person, the Parent Board of Directors may relinquish the right to redeem the Parent Rights by adopting a resolution to that effect.


     Immediately upon any redemption of the Parent Rights, the right to exercise the Parent Rights will terminate and the only right of the holders of Parent Rights will be to receive the Redemption Price. Parent will give notice of such redemption to the holders of the then-outstanding Parent Rights by mailing such notice to all such holders at their last addresses as they appear on the registry books of the rights agent under the Parent Rights Agreement or, prior to the Distribution Date, on the registry books of the transfer agent for the Parent Common Stock.


     The Parent Rights Agreement may be amended without the approval of any holders of Right Certificates prior to the Distribution Date in any manner which the Parent Board of Directors may deem desirable. From and after the Distribution Date, the Parent Rights Agreement may be amended without the approval of any holders of Right Certificates in any manner which the Parent Board of Directors may deem desirable and which will not, as determined by the Parent Board of Directors, adversely affect the interests of the holders of the Right Certificates (other than an Acquiring Person). Notwithstanding the foregoing, no amendment to the Parent Rights Agreement may be made which will decrease the stated Redemption Price.

     The Parent Rights have certain anti-takeover effects. The Parent Rights will cause substantial dilution to a person or group that attempts to acquire Parent on terms not approved by the Parent Board of Directors, except pursuant to an offer conditioned on a substantial number of Parent Rights being acquired. The Parent Rights should not interfere with any merger or other business combination approved by the Parent Board of Directors since (subject to the limitations described above) the Parent Rights may be redeemed by Parent at the Redemption Price prior to the time that the Parent Rights would otherwise become exercisable or, if later, the time that a person or group becomes an Acquiring Person.


     The Parent Rights are substantially similar to Aetna's existing rights issued pursuant to Aetna's amended Share Purchase Rights Plan.

                                   MANAGEMENT

DIRECTORS

     Upon consummation of the Mergers, the Board of Directors of Parent will consist of the members of the Board of Directors of Aetna immediately prior to the Merger Date. The individuals listed under "Aetna Designees" in the table below are the members of the Board of Directors of Aetna who are expected to become the members of the Board of Directors of Parent on the Merger Date. No later than sixty days following the Merger Date, the Board of Directors of Parent will be expanded to include the U.S. Healthcare Designees. The individuals listed under "U.S. Healthcare Designees" in the table below are the individuals expected to become members of the Board of Directors of Parent within such sixty days.

 NAME AND YEAR FIRST BECAME
   A DIRECTOR OF AETNA OR
    U.S. HEALTHCARE, AS       AGE AS OF       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
         APPLICABLE            5/20/96                     AND OTHER INFORMATION
- ----------------------------  ---------   -------------------------------------------------------
Aetna Designees
Ronald E. Compton                 63      Mr. Compton is Chairman, President and chief executive
(Aetna Director since 1988)               officer of Aetna. Since joining Aetna in 1954, Mr.
                                          Compton has held various positions of increasing
                                          responsibility. He served as Senior Vice President from
                                          March 1987 to November 1987 when he was named Executive
                                          Vice President. Mr. Compton became President on July 1,
                                          1988 and assumed the additional position of Chairman
                                          and chief executive officer on March 1, 1992.
William H. Donaldson              64      Mr. Donaldson is co-founder and Senior Advisor of
(Aetna Director since 1977)               Donaldson Lufkin & Jenrette, Inc. (investment banking)
                                          and Chairman of Donaldson Enterprises Incorporated
                                          (private investing firm). He served as Chairman and
                                          Chief Executive Officer and a director of the New York
                                          Stock Exchange, Inc. from 1991 to June 1995, and was
                                          formerly Chairman and Chief Executive Officer of
                                          Donaldson Lufkin & Jenrette, Inc. and a co-founder of
                                          its subsidiary, Alliance Capital Management Corp.
                                          (investment management). Mr. Donaldson is also a
                                          director of Honeywell Inc. (electronic automation and
                                          control systems) and Philip Morris Companies Inc.
                                          (consumer products). A former Dean and Professor of
                                          Management of the Yale Graduate School of Management,
                                          he also served as U.S. Under Secretary of State and
                                          Counsel to the Vice President of the United States. Mr.
                                          Donaldson is a director of the Lincoln Center for the
                                          Performing Arts, a Trustee of the Carnegie Endowment
                                          for International Peace, the Marine Corps Command and
                                          Staff College Foundation and the Foreign Policy
                                          Association and Chairman of the Yale School of
                                          Management Advisory Board.

 NAME AND YEAR FIRST BECAME
   A DIRECTOR OF AETNA OR
    U.S. HEALTHCARE, AS       AGE AS OF       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
         APPLICABLE            5/20/96                     AND OTHER INFORMATION
- ----------------------------  ---------   -------------------------------------------------------
Barbara Hackman Franklin          56      Miss Franklin is President and Chief Executive Officer
(Aetna Director from 1979 to              of
1992, and since 1993)                     Barbara Franklin Enterprises (private investment and
                                          international trade consulting firm). From 1992 to
                                          1993, she served as the 29th U.S. Secretary of
                                          Commerce. Before her appointment, Miss Franklin was
                                          President and Chief Executive Officer of Franklin
                                          Associates (management consulting firm), which she
                                          founded in 1984. Miss Franklin also served: four terms
                                          on the Advisory Committee for Trade Policy and
                                          Negotiations; as Alternate Representative to the 44th
                                          Session of the United Nations General Assembly; as a
                                          public member of the Board of the American Institute of
                                          Certified Public Accountants and the Auditing Standards
                                          Board Planning Committee; and as an advisor to the
                                          Comptroller General of the United States. Miss Frank-
                                          lin has also been a Senior Fellow of The Wharton School
                                          of the University of Pennsylvania and an original
                                          Commissioner of the U.S. Consumer Product Safety
                                          Commission. Miss Franklin chairs the American Trader
                                          Initiative Advisory Council for the Heritage
                                          Foundation, is active in numerous international organi-
                                          zations, and is also a director of AMP Incorporated
                                          (electrical and electronic connection devices), The Dow
                                          Chemical Company (chemicals and chemical products) and
                                          MedImmune, Inc. (biotechnology company).
Earl G. Graves                    61      Mr. Graves is Chairman and Chief Executive Officer of
(Aetna Director since 1994)               Earl G. Graves, Ltd. (a multi-faceted communications
                                          company) and is the Publisher of Black Enterprise
                                          magazine which he founded in 1970. Additionally, since
                                          1990, Mr. Graves has served as Chairman and Chief
                                          Executive Officer of Pepsi-Cola of Washington, D.C.,
                                          L.P. (a PepsiCo bottling franchise). Further, Mr.
                                          Graves is a general partner of Egoli Partners, L.P.
                                          (general partner of New Age Beverages, the PepsiCo
                                          franchise in South Africa). Mr. Graves also is a
                                          director of AMR Corporation and its subsidiary,
                                          American Airlines, Inc., Chrysler Corporation (auto-
                                          motive manufacturer), Federated Department Stores Inc.
                                          (retailer) and Rohm and Haas Company (specialty
                                          chemicals and plastics). In addition, he serves as a
                                          volunteer on the Boards of the New American Schools
                                          Development Corporation and the American Museum of
                                          Natural History and Planetarium. Mr. Graves is a
                                          Trustee of Howard University, a member of the Executive
                                          Committee of the Council on Competitiveness, and is on
                                          the Executive Board of the National Office of the Boy
                                          Scouts of America serving as Vice President of
                                          Relationships and Marketing.

 NAME AND YEAR FIRST BECAME
   A DIRECTOR OF AETNA OR
    U.S. HEALTHCARE, AS       AGE AS OF       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
         APPLICABLE            5/20/96                     AND OTHER INFORMATION
- ----------------------------  ---------   -------------------------------------------------------
Gerald Greenwald                  60      Mr. Greenwald is Chairman and Chief Executive Officer
(Aetna Director since 1993)               of UAL Corporation, the parent company of United
                                          Airlines ("UAL"), a position he assumed in July 1994.
                                          From 1979 to 1990, Mr. Greenwald held various executive
                                          positions with Chrysler Corporation (automotive
                                          manufacturer), serving as Vice Chairman of the Board
                                          from 1989 to May 1990 and as Chairman of Chrysler
                                          Motors from 1985 to 1988. In 1990, Mr. Greenwald was
                                          selected to serve as Chief Executive Officer of United
                                          Employee Acquisition Corporation in connection with the
                                          proposed 1990 employee acquisition of UAL. From 1991 to
                                          1992, he was a Managing Director of Dillon Read & Co.,
                                          Inc. (investment banking) and, from 1992 to 1993, he
                                          was President and Deputy Chief Executive Officer of
                                          Olympia & York Developments Ltd. (Canadian real estate
                                          company). Mr. Greenwald then served as Chairman and
                                          Managing Director of Tatra Truck Company (producer of
                                          trucks in the Czech Republic) from 1993 to 1994. Mr.
                                          Greenwald is a Trustee of Princeton University and the
                                          Aspen Institute.
Ellen M. Hancock                  53      Mrs. Hancock served as an Executive Vice President and
(Aetna Director since 1995)               Chief Operating Officer of National Semiconductor
                                          Corporation (leading manufacturer of semiconductors)
                                          from September 1995 to May 1996. Prior to that, Mrs.
                                          Hancock served in various staff, managerial and
                                          executive positions at International Business Machines
                                          Corporation ("IBM") (information-handling systems,
                                          equipment and services) from 1966 to 1995. She became a
                                          Vice President of IBM in 1985 and served as President,
                                          Communication Products Division from 1986 to 1988 when
                                          she was named General Manager, Networking Systems. Mrs.
                                          Hancock was elected an IBM Senior Vice President in
                                          November 1992 and, in 1993, was appointed Senior Vice
                                          President and Group Executive, which position she held
                                          until February 1995. Mrs. Hancock is a director of
                                          Colgate-Palmolive Company (consumer products) and
                                          Siemens ROLM Communications (telecommunications).
Michael H. Jordan                 59      Mr. Jordan is Chairman and Chief Executive Officer of
(Aetna Director since 1992)               Westinghouse Electric Corporation (diversified global
                                          technology-based corporation). From 1992 to 1993, he
                                          was a principal in Clayton, Dubilier & Rice, Inc.
                                          (private investing firm). Mr. Jordan retired in July
                                          1992 as Chairman and Chief Executive Officer of the
                                          PepsiCo International Foods and Beverages Division of
                                          PepsiCo, Inc. (beverages, snack foods and restaurants),
                                          having held various positions with PepsiCo since 1974.
                                          Mr. Jordan also is a director of Dell Computer
                                          Corporation (personal computers and related services),
                                          Melville Corporation (specialty retailer) and
                                          Rhone-Poulenc Rorer Inc. (pharmaceuticals) and is also
                                          a member of the Advisory Board of Grupo CIMA
                                          (healthcare services and hospital investments).

 NAME AND YEAR FIRST BECAME
   A DIRECTOR OF AETNA OR
    U.S. HEALTHCARE, AS       AGE AS OF       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
         APPLICABLE            5/20/96                     AND OTHER INFORMATION
- ----------------------------  ---------   -------------------------------------------------------
Jack D. Kuehler                   63      Mr. Kuehler retired in August 1993 as Vice Chairman and
(Aetna Director since 1990)               a director of IBM, having held various positions with
                                          IBM since joining that company in 1958. Prior to his
                                          appointment as Vice Chairman of IBM in January 1993,
                                          Mr. Kuehler served as President from 1989 to 1993, as
                                          Vice Chairman from 1988 to 1989 and as Executive Vice
                                          President from 1987 to 1988. Mr. Kuehler also is a
                                          director of In Focus Systems, Inc. (projection products
                                          and services), Olin Corporation (chemical, metal and
                                          defense-related products), The Parsons Corporation
                                          (heavy construction and engineering services), and is a
                                          member of the National Academy of Engineering, a Fellow
                                          of the Institute of Electrical and Electronics
                                          Engineers, Inc. and a Fellow of the American Academy of
                                          Arts and Sciences.
Frank R. O'Keefe, Jr.             66      Mr. O'Keefe retired in 1988 as Chairman, President and
(Aetna Director since 1989)               Chief Executive Officer of Armtek Corporation (producer
                                          of automotive materials, components and systems),
                                          having assumed that position in 1986. Prior to that, he
                                          served as President and Chief Operating Officer of
                                          Armstrong Rubber Company from 1980 to 1986. Following
                                          his retirement from Armtek, Mr. O'Keefe served as
                                          President of Long Wharf Capital Partners, Inc.
                                          (business investments) from 1988 to 1990. He was an
                                          independent business consultant from 1990 to 1995. Mr.
                                          O'Keefe also is a director of Southern New England
                                          Telecommunications Corporation and The United
                                          Illuminating Company.
Judith Rodin                      51      Dr. Rodin became President of the University of
(Aetna Director since 1995)               Pennsylvania in July 1994. Prior to assuming her
                                          current position, Dr. Rodin had served as Provost of
                                          Yale University since 1992. Dr. Rodin joined the Yale
                                          faculty in 1972, and held teaching and research
                                          positions of increasing responsibility in the
                                          Department of Psychology. She became a Professor of
                                          Medicine and Psychology in 1985 and served as Chair of
                                          the Department of Psychology from 1989 to 1991 and Dean
                                          of the Graduate School of Arts and Sciences from 1991
                                          to 1992 when she became Provost. Dr. Rodin is a
                                          director of Air Products and Chemicals, Inc.
                                          (industrial gases and chemicals), Electronic Data
                                          Systems Corporation (computer services) and of the
                                          Brookings Institution.
U.S. Healthcare Designees
Leonard Abramson                  63      Mr. Abramson has been the principal executive officer
(U.S. Healthcare Director                 and a director of U.S. Healthcare since 1982. Mr.
since 1982)                               Abramson is expected to be appointed to the Board of
                                          Directors of Parent within sixty days of the Merger
                                          Date.

 NAME AND YEAR FIRST BECAME
   A DIRECTOR OF AETNA OR
    U.S. HEALTHCARE, AS       AGE AS OF       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
         APPLICABLE            5/20/96                     AND OTHER INFORMATION
- ----------------------------  ---------   -------------------------------------------------------
Betsy Z. Cohen                    54      Ms. Cohen has been Chairman, Chief Executive Officer,
(U.S. Healthcare Director                 and a Director of JeffBanks, Inc. (bank holding
since 1994)                               company) since 1981. From 1985 until 1993, Ms. Cohen
                                          was a Director of First Union Corp. of Virginia (bank
                                          holding company) and its predecessor, Dominion
                                          Bankshares, Inc. (bank holding company). Ms. Cohen has
                                          been a Director of Life Technologies since 1992. Ms.
                                          Cohen is expected to be appointed to the Board of
                                          Directors of Parent within sixty days of the Merger
                                          Date. Because of Aetna's ownership of a Connecticut
                                          trust company, Aeltus Trust Company, Ms. Cohen's
                                          service as a Parent Director will require the approval
                                          of the Connecticut Banking Commissioner pursuant to a
                                          Connecticut bank interlocks statute. Application will
                                          be made to the Commissioner for his approval of Ms.
                                          Cohen's service on the Parent Board of Directors which
                                          approval is anticipated.
Jerome S. Goodman                 61      Mr. Goodman has been Chairman of Cherry Hill Travel,
(U.S. Healthcare Director                 Inc. d/b/a Travel One (commercial travel agency) since
since 1988)                               1971, and was the sole stockholder of Travel One from
                                          1971 to 1994. He has been a Director of GBC
                                          Technologies, Inc. since 1992. From 1987 until 1992,
                                          Mr. Goodman was also Chairman, President and Chief
                                          Executive Officer of First Peoples Financial
                                          Corporation (bank holding company). Mr. Goodman is
                                          expected to be appointed to the Board of Directors of
                                          Parent within sixty days of the Merger Date.


COMPENSATION OF DIRECTORS

     Compensation for non-employee Directors will be reviewed annually by a Nominating and Corporate Governance Committee of the Parent Board of Directors. The Committee's goal of attracting and retaining qualified Directors is supported through a competitive compensation program that provides remuneration for Directors' contributions while offering stock-based compensation alternatives, which strengthen the mutuality of interests with other shareholders.

     Parent will pay its non-employee Directors a retainer fee of $25,000 per year for membership on the Board of Directors, a retainer fee of $4,000 a year for membership on a Committee of the Board of Directors ($7,000 in the case of the chairperson of the Committee) and a $1,000 fee for attendance at each Board of Directors or Committee meeting.


     Pursuant to the Aetna Non-Employee Director Deferred Stock and Deferred Compensation Plan (the "Director Plan"), which, subject to the approval of the respective shareholders of Aetna and U.S. Healthcare, will be assumed by Parent, non-employee Directors upon their initial election to the Board of Directors will receive a one-time grant of units convertible upon retirement from Board of Directors service into 1,500 shares of Parent Common Stock ("Initial Units"). Additionally, on the date of each Annual Meeting of the Shareholders of Parent, each outside Director will receive units convertible upon retirement from Board of Directors service into 350 shares of Parent Common Stock ("Annual Units" and together with the Initial Units, "Units"). Generally, to become fully vested in the Units a Director must complete, in the case of the Initial Units, three years of service and, in the case of the Annual Units, one year of service as a Director following the grant of the Units. If, however, service is sooner terminated by reason of death, disability, retirement or acceptance of a position in government service, a Director is entitled to receive the full grant provided the Director has completed a minimum of six consecutive months of service as a Director since such grant. A non-employee Director's rights with respect to any unvested Units will also vest upon a Change-in-Control (as defined in the Director Plan) of Parent. Otherwise, if a Director ceases to be a Director before completion of such one or three years(s) of service, as applicable, from the grant date of any Units, he or she will receive only a pro-rata portion of the related shares, provided that the Director has completed a minimum of six consecutive months of service as a Director since such grant. Although Directors receive dividend equivalents, they have no voting rights with respect to the shares that are subject to the grant. The Units granted are not transferable.


COMMITTEES OF THE BOARD OF DIRECTORS

     Following the Mergers, the Board of Directors of Parent will establish such committees and designate members of such committees as it deems appropriate. The Principal Shareholder will serve on any committee of the Parent Board of Directors that is constituted for the purpose of identifying and recommending a candidate to become chief executive officer of Parent at such time as Mr. Compton retires.

EXECUTIVE OFFICERS

     Set forth below are the names and titles of the persons who are expected to serve as executive officers of Parent initially following the Mergers.


             NAME                 AGE*                           POSITION
- ------------------------------    ----     ----------------------------------------------------
Ronald E. Compton                  63      Chairman, President and chief executive officer
Richard L. Huber                   59      Vice Chairman for Strategy and Finance
Zoe Baird                          43      Senior Vice President and General Counsel
Michael J. Cardillo                53      Co-President of the Combined Health Operations
Mary Ann Champlin                  48      Senior Vice President, Aetna Human Resources
Fredrick C. Copeland, Jr.          54      President and chief executive officer,
                                           Aetna International, Inc.
Daniel P. Kearney                  57      Executive Vice President, Investments/Financial
                                           Services
Joseph T. Sebastianelli            49      Co-President of the Combined Health Operations


- ---------------

* As of May 20, 1996

COMPENSATION OF EXECUTIVE OFFICERS

     Parent has not yet paid any compensation to its chief executive officer or any of its other executive officers. Except in the case of certain executive officers subject to employment agreements described under "The
Mergers -- Interests of Certain Persons in the Mergers -- U.S.
Healthcare -- Employment Agreements" the compensation of such executive officers has not yet been determined. The Board of Directors of Parent may rely on a Compensation Committee composed of non-employee members of the Parent Board of Directors to recommend the form and amount of compensation to be paid to the executive officers of Parent.

     It is anticipated that when the Compensation Committee meets to determine such compensation, which meeting is not expected to occur until after the Merger Date, the Compensation Committee will generally adhere to compensation policies which reflect the belief that (i) Parent must attract and retain individuals of outstanding ability and motivate and reward such individuals for sustained performance, (ii) a substantial portion of an executive's compensation should be at risk based upon the executive's performance and that of Parent, and (iii) within these parameters, levels of compensation should generally be in line with that offered by comparable corporations. On an ongoing basis, subject to any existing employment agreement, the type and amount of compensation to be paid by Parent to its officers will be entirely discretionary and within the subjective judgment of the Compensation Committee.

     For information concerning the compensation paid to the chief executive officer and the other four most highly compensated executive officers of Aetna for the 1995 fiscal year, see the 1996 Proxy Statement for Aetna, the relevant portions of which are incorporated by reference into the Aetna Form 10-K. See "Incorporation of Certain Documents by Reference."

     For information concerning the compensation paid to the executive officers of U.S. Healthcare for the 1995 fiscal year, see "Other Information for U.S. Healthcare Annual Meeting."

              OTHER INFORMATION FOR U.S. HEALTHCARE ANNUAL MEETING

NOMINEES FOR ELECTION

     At the U.S. Healthcare Annual Meeting, the shareholders of U.S. Healthcare will elect two Class III directors to hold office until the 1999 Annual Meeting of Shareholders of U.S. Healthcare and until their successors are duly elected and qualified. U.S. Healthcare's Board of Directors is divided into three classes serving staggered three-year terms; the term of one class of directors expires each year. The term of the Class III directors expires at the U.S. Healthcare Annual Meeting. The nominees of the U.S. Healthcare Board of Directors for election as Class III directors are David B. Soll, M.D. and Timothy T. Weglicki, who are currently Class III directors. In accordance with U.S. Healthcare's Articles of Incorporation, one of the Class III directors is to be elected by the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock, voting together as a single class, and the other Class III director is to be elected solely by the holders of U.S. Healthcare Common Stock. Dr. Soll has been nominated by the Board of Directors as the Class III director to be elected by the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock, and his election will require the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting together as a single class. Mr. Weglicki has been nominated by the U.S. Healthcare Board of Directors as the Class III director to be elected solely by the holders of U.S. Healthcare Common Stock, and his election will require the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of Dr. Soll and Mr. Weglicki. The U.S. Healthcare Board of Directors believes that the nominees are willing to serve as directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election and, as a result, another person is nominated, the persons named in the enclosed proxy or their substitutes will have discretion and authority to vote for or to refrain from voting for the other nominee in accordance with their best judgment.

     The nominees for election as directors and the directors whose terms of office continue after the U.S. Healthcare Annual Meeting, together with certain information about them, are as follows:

                                              DIRECTOR   TERM EXPIRES         POSITION(S) WITH U.S.
                 NAME                   AGE    SINCE       (CLASS)                 HEALTHCARE
- --------------------------------------  ---   --------   ------------       -------------------------
Leonard Abramson(1)(2)                  63      1982        1998 (I)        Principal executive
                                                                            officer and Director
Betsy Z. Cohen(4)                       54      1994        1997 (II)       Director
Jerome S. Goodman(3)                    61      1988        1998 (I)        Director
Allen Misher, Ph.D.(1)(2)(3)(4)         63      1985        1997 (II)       Director
David B. Soll, M.D.                     65      1982        1996 (III)      Director
Timothy T. Weglicki(3)                  44      1990        1996 (III)      Director

- ---------------

(1) Member of U.S. Healthcare's Stock Option Committee.

(2) Member of U.S. Healthcare's Executive Committee.

(3) Member of U.S. Healthcare's Audit Committee.

(4) Member of U.S. Healthcare's Compensation Committee and Incentive Plan Committee. Effective April 15, 1996, Ms. Cohen and Dr. Misher were appointed to U.S. Healthcare's Compensation Committee and Incentive Plan Committee. Prior to April 15, 1996, Mr. Goodman and Dr. Misher were members of U.S. Healthcare's Compensation Committee and Incentive Plan Committee.

     The Merger Agreement provides that immediately after the Merger Date, the Board of Directors of U.S. Healthcare will be designated by Parent and will include the Co-Presidents. It is not expected that the above directors will continue to be directors of U.S. Healthcare after the Merger Date.

PRINCIPAL OCCUPATIONS AND DIRECTORSHIPS HELD BY THE NOMINEES FOR DIRECTORS AND DIRECTORS OF U.S. HEALTHCARE

     Mr. Abramson has been the principal executive officer and a Director of U.S. Healthcare since 1982.

     Ms. Cohen has been Chairman, Chief Executive Officer and a Director of JeffBanks, Inc. (a bank holding company) since 1981. From 1985 until 1993, Ms. Cohen was a Director of First Union Corp. of Virginia (a bank holding company) and its predecessor, Dominion Bankshares, Inc. (a bank holding company). Ms. Cohen has also been a Director of Life Technologies since 1992.

     Mr. Goodman has been Chairman of Cherry Hill Travel, Inc. d/b/a Travel One (a commercial travel agent) since 1971 and was the sole stockholder of Travel One from 1971 to 1994. He has been a Director of GBC Technologies, Inc. since 1992. From 1987 until 1992, Mr. Goodman was also Chairman, President and Chief Executive Officer of First Peoples Financial Corporation (a bank holding company).

     Dr. Misher has been President Emeritus of the Philadelphia College of Pharmacy and Science since February 1995 and was President of the Philadelphia College of Pharmacy and Science from 1984 to 1994. He has been a Director of U.S. Bioscience, Inc. since 1988, a Director of Marsam Pharmaceuticals, Inc. (pharmaceutical company) since 1991, a Director of Cortech, Inc. since 1994 and a Director of Oravax, Inc. since 1996.

     Dr. Soll is a practicing ophthalmologist and has been Director of the Division of Ophthalmology, Cooper Hospital/University Medical Center and Clinical Professor of Surgery (Ophthalmology), University of Medicine and Dentistry of New Jersey/Robert Wood Johnson Medical School at Camden, New Jersey since 1988. Dr. Soll has been Director of the Ophthalmology Service at Frankford Hospital since 1965 and a consultant at the Philadelphia Geriatric Center since 1965, and from 1968 to the present, he has been Director of the Ophthalmology Service at Medical College Hospitals, Elkins Park Campus.

     Mr. Weglicki has been a general partner of ABS Capital Partners, L.P., a merchant banking fund affiliated with Alex. Brown & Sons Incorporated, an investment banking and brokerage firm, since January 1994, and was a Managing Director of Alex. Brown & Sons Incorporated from 1984 to 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     U.S. Healthcare's Board of Directors has an Audit Committee, a Compensation Committee, an Incentive Plan Committee, a Stock Option Committee and an Executive Committee, but does not have a Nominating Committee.

     The Audit Committee, which held two meetings in 1995, consists of Dr. Misher and Messrs. Goodman and Weglicki. The functions of the Audit Committee generally include the following: recommending the engagement of U.S. Healthcare's independent auditors; reviewing with U.S. Healthcare's independent auditors the scope and results of their engagement; reviewing the scope and results of U.S. Healthcare's internal audit function; and reviewing the adequacy of U.S. Healthcare's systems of internal accounting controls.

     The Compensation Committee, which held two meetings in 1995, currently consists of Ms. Cohen and Dr. Misher. The function of the Compensation Committee is to review and approve the compensation of U.S. Healthcare's executive officers.

     The Incentive Plan Committee, which held two meetings in 1995, currently consists of Ms. Cohen and Dr. Misher. The functions of the Incentive Plan Committee are to grant stock options and restricted stock awards pursuant to U.S. Healthcare's Incentive Plan and to serve as the administrative committee of U.S. Healthcare's Incentive Plan.

     The Stock Option Committee, which held no meetings in 1995, consists of Messrs. Abramson and Dickerson and Dr. Misher. The function of the Stock Option Committee is to grant stock options pursuant to U.S. Healthcare's stock option plans pursuant to which stock options may be granted to employees and participating physicians under contract with U.S. Healthcare's HMOs.

     The Executive Committee is empowered to exercise all of the powers of the Board of Directors between meetings of the Board, except for certain powers reserved by law or the U.S. Healthcare Bylaws to the Board of Directors or the shareholders. The members of the Executive Committee are Mr. Abramson and Dr. Misher. The Executive Committee did not hold any meetings in 1995.

     The Board of Directors held four meetings in 1995. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which the Director served.

COMPENSATION OF DIRECTORS

     For 1995, U.S. Healthcare paid an annual fee of $10,000 to each non-employee director and $1,000 for each Board of Directors or committee meeting attended. For 1995, Ms. Cohen received $14,000, Mr. Goodman received $18,000, Dr. Misher received $20,000, Dr. Soll received $14,000 and Mr. Weglicki received $16,000.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table summarizes the compensation paid by U.S. Healthcare to U.S. Healthcare's executive officers for each of the last three fiscal years.

                                                                                            LONG-TERM COMPENSATION
                                                                              ---------------------------------------------------
                                            ANNUAL COMPENSATION                        AWARDS
                                 -----------------------------------------    ------------------------                 PAYOUTS
                                                                 OTHER        RESTRICTED                             ------------
                                                                 ANNUAL         STOCK       SECURITIES                ALL OTHER
                       FISCAL                                 COMPENSATION      AWARDS      UNDERLYING               COMPENSATION
  NAME AND POSITION     YEAR     SALARY(1)       BONUS(2)        ($)(3)         ($)(4)       OPTIONS      PAYOUTS       (5)(6)
- ---------------------  ------    ----------     ----------    ------------    ----------    ----------    -------    ------------
Leonard Abramson        1995     $1,791,764(7)  $  700,000(8)   $121,139           None          None       None       $369,724
Principal executive
  officer               1994      1,739,577      1,635,000        77,830           None          None       None        421,581
                        1993      1,676,700      1,459,395(9)     75,114           None       150,000       None        310,836
Michael J. Cardillo     1995        575,100        221,460        15,839       $499,968        55,595       None         20,062
Co-President and        1994        475,200        300,000         9,588           None          None       None         20,096
Principal marketing
  officer               1993        432,000        225,000         8,629           None        40,500       None         29,270
Joseph T.
  Sebastianelli(10)     1995        513,000        221,460         1,688        499,968        68,095(12)   None         20,062
Co-President and
  Principal medical     1994        313,906        255,000          None        635,000(11)      None(12)   None          3,000
administrative
  officer
James H. Dickerson,
  Jr.(10)               1995        378,000        129,146         1,525        291,648        56,475(12)   None         20,062
Principal financial
  officer               1994        283,500        150,000          None        986,133(11)      None(12)   None           None
Timothy E. Nolan        1995        378,000        129,146         9,978        291,648        38,300       None         20,062
Senior sales officer    1994        286,200        270,000         6,091           None          None       None         20,096
                        1993        243,000        270,000         5,624           None        37,500       None         29,270
David F. Simon          1995        378,000        129,146         8,004        291,648        30,885       None         20,062
Principal legal and
  regulatory            1994        361,800        150,000         4,373           None          None       None         20,096
affairs officer         1993        329,400        125,000         3,337           None        15,000       None         29,270

- ---------------

 (1) Includes deferred compensation that accrues annually at a designated percentage of each executive officer's annual base salary, which is payable upon termination of employment. The designated percentage of deferred compensation for Mr. Abramson for 1993, 1994, and 1995 was 11.78%, and the designated percentage of deferred compensation for the other executive officers for 1993, 1994, and 1995 was 8%.

     The amount reported in this column also includes the portion of salary that each executive officer contributed to the U.S. Healthcare Savings Plan (the "Savings Plan"). Participants in the Savings Plan may contribute a percentage of their cash compensation, subject to certain limitations set forth in the Savings Plan.

 (2) Under the 1995 Stock-Based Performance Bonus Program for Senior Employees (the "1995 Bonus Program"), each executive officer other than Leonard Abramson received his 1995 bonus in a combination of cash and restricted shares of U.S. Healthcare's Common Stock. The restricted shares granted under the 1995 Bonus Program vest in five annual installments commencing on January 4, 1996. The 1995 bonus amount for each executive officer in this column (other than Leonard Abramson) includes the market value of the first installment of restricted shares granted under the 1995 Bonus Program which vested on January 4, 1996. The number of shares and the market value (which is determined by multiplying the number of vested shares by the closing price of U.S. Healthcare Common Stock on the NASDAQ Stock Market on the vesting date) of the first installment that vested on January 4, 1996 were as follows: Mr. Cardillo, 2,688 shares ($120,960); Mr. Sebastianelli, 2,688 shares ($120,960); Mr. Dickerson, 1,049 shares ($47,205); Mr. Nolan, 996 shares ($44,820) and Mr. Simon, 1,049 shares ($47,205). Pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, all restricted shares vested as of March 30, 1996.

 (3) The deferred compensation amount, which accrues each year as described above in Note 1, is increased each year by an amount corresponding to interest, based upon U.S. Healthcare's average yield on its investments, on the prior year's accumulated balance. This column includes interest earned by each executive officer on his deferred compensation.

 (4) The restricted stock awards shown in this column for 1995 reflect the market value (as of the grant date) of the four remaining installments of restricted shares granted to each executive officer other than Leonard Abramson under the 1995 Bonus Program (described above in Note 2) which had not vested as of January 4, 1996. The market value of these restricted shares was determined by multiplying the number of unvested shares by the closing price of Common Stock on the NASDAQ Stock Market as of the grant date. As of January 1, 1996, the officers listed in this table held the following number of shares of restricted stock, with the following values:
     Mr. Abramson, 0 shares ($0), Mr. Cardillo, 10,752 shares ($499,968); Mr. Sebastianelli, 10,752 shares ($499,968); Mr. Dickerson, 6,272 shares ($291,648); Mr. Nolan, 6,272 shares ($291,648); Mr. Simon, 6,272 shares
     ($291,648). Pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, all restricted shares vested as of March 30, 1996.

 (5) Includes contributions made by U.S. Healthcare to the Pension Plan for Employees of U.S. Healthcare (the "Pension Plan") and to the Savings Plan. Under the Pension Plan, U.S. Healthcare contributes for each eligible employee an amount equal to 8% of the employee's compensation plus 5.7% of the employee's compensation in excess of the social security taxable wage base, subject to a maximum limitation on U.S. Healthcare contribution per employee as specified in the Pension Plan. The Pension Plan provides for payment of an employee's account balance either in a lump sum or under an annuity option specified in the Pension Plan, as selected by the employee.

     The amount reported in this column also includes U.S. Healthcare's contributions under the Savings Plan in an amount equal to one-third of the participating employee's contribution, up to 2% of the employee's annual compensation.

 (6) Pursuant to agreements between U.S. Healthcare and two trusts created by Leonard Abramson, the trusts have purchased three split-dollar life insurance policies on Mr. Abramson's life and one split-dollar life insurance policy on the joint lives of Mr. Abramson and his wife, Madlyn K. Abramson. Under these agreements, U.S. Healthcare pays the premium on each policy, minus a sum equal to the lesser of the applicable one-year term premium cost computed under Internal Revenue Service Revenue Ruling 55-747 or the cost of comparable one-year term life insurance in the amount of each policy. The trusts are the beneficiaries of the insurance policies. However, U.S. Healthcare has been granted a security interest in the death benefits of each policy equal to the sum of all premium payments made by U.S. Healthcare. These arrangements are designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, U.S. Healthcare, upon Mr. Abramson's death or the surrender of the policies, will recover all of its insurance premium payments (which do not include certain amounts paid annually to Mr. Abramson, as described below). The premiums paid by U.S. Healthcare in 1993, 1994, and 1995 pursuant to these arrangements were $405,267, $405,177, and $401,670, respectively. The amounts in this column do not include such premium payments. However, the amounts in this column include the present value of the imputed interest on such premium payments, such interest calculated based upon Mr. Abramson's remaining life expectancy, and totaled $256,760, $282,346, and $256,016 in 1993, 1994, and 1995, respectively.

     Pursuant to the split-dollar arrangement described above, Mr. Abramson receives each year an amount equal to the portion of the annual premiums due and payable on the life insurance policies which are not paid by U.S. Healthcare pursuant to the above-described formula, but paid by Mr. Abramson. The amounts reported in this column include such amounts, which totaled $25,049, $25,139, and $28,646 in 1993, 1994, and 1995,
     respectively.

     The amounts in this column also include the following payments by U.S. Healthcare to Mr. Abramson: (i) for 1995, $50,000 for travel and $18,000 for 1994 tax return preparation fees and (ii) for 1994, $50,000 for travel expenses and $47,000 for 1992 and 1993 tax return preparation fees.

 (7) Does not include a $48,088 cost of living increase in base salary to which Mr. Abramson was entitled but declined to receive.

 (8) Does not include $910,488 of cash bonus Mr. Abramson earned for 1995, but did not receive. Mr. Abramson has an employment agreement pursuant to which he was entitled to receive a cash bonus for 1995 in the amount of $1,610,488. However, Mr. Abramson declined to receive the full amount of such cash bonus he was entitled for 1995 and requested that the portion of his bonus in excess of $700,000 be deferred until such time as U.S. Healthcare's earnings per share for any four consecutive quarters in the aggregate have exceeded $2.70 per share. The Board of Directors of U.S. Healthcare accepted Mr. Abramson's request. Accordingly, payment of $910,488 of Mr. Abramson's 1995 total bonus amount of $1,610,488 was initially deferred until such time as U.S. Healthcare's earnings reach the level described above. In connection with the execution of the Merger Agreement, the U.S. Healthcare Board of Directors authorized the payment of such portion of Mr. Abramson's bonus on the Merger Date.

 (9) The bonus amount for 1993 also includes a contract renewal bonus of $64,395 payable pursuant to the employment agreement which terminated on December 31, 1992.

(10) No information is reported for 1993 because Messrs. Sebastianelli and Dickerson were not employees of U.S. Healthcare prior to 1994.

(11) The value of the restricted stock grant reflected in this column is determined by multiplying the total number of shares awarded by the closing price of U.S. Healthcare Common Stock on the Nasdaq Stock Market on the date of grant. Messrs. Sebastianelli and Dickerson were awarded 15,000 and 22,500 shares of U.S. Healthcare Common Stock, respectively.

(12) Under the program described in the Report of the Compensation Committee of the Board of Directors under the heading "Repricing of Stock Options", options to purchase 15,000 and 30,000 shares of U.S. Healthcare Common Stock which were granted in 1994 to Messrs. Sebastianelli and Dickerson, respectively, were canceled and were reissued in 1995 with a new exercise price and a new vesting schedule. These canceled stock options are not reflected in this column; only the stock options reissued in 1995 are included in this column.

U.S. Healthcare did not grant any stock appreciation rights ("SARs") to any executive officer during the three fiscal years covered by the Summary Compensation Table.

     Option/SAR Grants in Fiscal Year 1995. The following table summarizes the stock options granted by U.S. Healthcare to U.S. Healthcare's executive officers during the last fiscal year. No SARs were granted during the last fiscal year.

                              NUMBER OF        % OF TOTAL
                             SECURITIES       OPTIONS/SARS
                             UNDERLYING        GRANTED TO       EXERCISE
                            OPTIONS/SARS      EMPLOYEES IN       OR BASE                          GRANT DATE
           NAME             GRANTED(#)(1)   LAST FISCAL YEAR   PRICE($/SH)   EXPIRATION DATE   PRESENT VALUE(2)
- --------------------------  -------------   ----------------   -----------   ---------------   ----------------
Michael J. Cardillo.......      55,595            2.7%           $ 31.18      August 7, 2005      $  865,058
Joseph T. Sebastianelli...      68,095(3)         3.3%           $ 31.18      August 7, 2005       1,059,558
James H. Dickerson, Jr....      56,475(3)         2.8%           $ 31.18      August 7, 2005         878,751
Timothy E. Nolan..........      38,300            1.9%           $ 31.18      August 7, 2005         595,948
David F. Simon............      30,885            1.5%           $ 31.18      August 7, 2005         480,571

- ---------------

(1) When granted, the options reflected in the table were to become exercisable in five equal annual installments commencing on August 7, 1996. The exercise price of the options is 100% of the fair market value of U.S. Healthcare Common Stock as of the date of grant. In addition, pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each outstanding option became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreement with the executive officer.

(2) The dollar amount set forth under this heading is the result of calculations based on requirements promulgated by the Securities and Exchange Commission and is not intended to reflect U.S. Healthcare's estimate or projection of possible future stock prices. The dollar amount was calculated for all options using the binomial option pricing model with the following assumptions: (a) 41.56% volatility, (b) 6.67% risk-free rate of return, (c) 2.2% annual dividend yield and (d) all options exercised at the end of their term.

(3) In August 1995, Messrs. Sebastianelli and Dickerson received stock option grants for 15,000 shares and 30,000 shares, respectively, at the then fair market value of common stock in exchange for cancellation of a like number of stock options.

     Aggregated Option/SAR Exercises in Fiscal Year 1995 and Fiscal Year-End Option Values. The following table summarizes the stock options exercised by U.S. Healthcare's executive officers during the last fiscal year and the fiscal year-end number and value of unexercised stock options held by such executive officers. No SARs had been granted as of the end of the last fiscal year.

                                                                      NUMBER OF                  VALUE OF
                                                                SECURITIES UNDERLYING           UNEXERCISED
                                                                     UNEXERCISED               IN-THE-MONEY
                                                                   OPTIONS/SARS AT            OPTIONS/SARS AT
                                   SHARES                        FISCAL YEAR END(#)        FISCAL YEAR END($)(2)
                                  ACQUIRED         VALUE          (EXERCISABLE(E)/            EXERCISABLE(E)
             NAME                ON EXERCISE   REALIZED($)(1)    (UNEXERCISABLE(U))          UNEXERCISABLE(U)
- -------------------------------  -----------   --------------   ---------------------      ---------------------
Leonard Abramson...............          0               0              60,000(E)              $1,058,793(E)
                                                                        90,000(U)               1,588,190(U)
Michael J. Cardillo............          0               0              16,200(E)                 290,790(E)
                                                                        79,895(U)               1,287,900(U)
Joseph T. Sebastianelli........          0               0              68,095(U)               1,043,215(U)
James H. Dickerson, Jr. .......          0               0              56,475(U)                 865,197(U)
Timothy E. Nolan...............          0               0               7,500(E)                 134,625(E)
                                                                        60,800(U)                 990,631(U)
David F. Simon.................     10,126         236,293              11,063(E)                 309,207(E)
                                                                        48,323(U)                 910,209(U)

- ---------------

(1) Based on the difference between the closing price of U.S. Healthcare Common Stock on The NASDAQ Stock Market on the date of exercise and the exercise price of the options. In addition, pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each outstanding option became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreement with each executive officer.

(2) Based on the difference between the closing price of U.S. Healthcare Common Stock on the NASDAQ Stock Market at year end 1995 and the exercise price of the options.

     Ten-Year Option Repricing. Under the program described in the Report of the Compensation Committee of the Board of Directors under the heading "Repricing of Stock Options", certain stock options were canceled and reissued in 1995 with a new exercise price and a new vesting schedule. In addition, pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each outstanding option became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreement with each executive officer. The following table provides information regarding repricing of stock options affecting the executive officers identified in the Summary Compensation Table under that program or any other program within the past ten fiscal years. Messrs. Sebastianelli and Dickerson are the only executive officers who participated in the 1995 program.

                                     NUMBER OF                           ORIGINAL                      LENGTH OF ORIGINAL
                                    SECURITIES                           EXERCISE                         OPTION-TERM
                                    UNDERLYING    MARKET PRICE OF        PRICE OF                         REMAINING AT
                        REPRICING     OPTIONS     STOCK AT TIME OF   STOCK AT TIME OF   NEW EXERCISE        DATE OF
                          DATE       REPRICED        REPRICING          REPRICING          PRICE          REPRICING(1)
                        ---------   -----------   ----------------   ----------------   ------------   ------------------
Leonard Abramson......   11/3/87      337,502          $ 1.67             $ 3.30           $ 1.67             4.25
Michael J. Cardillo...   11/3/87       50,625            1.67               3.00             1.67             4.25
Joseph T.
  Sebastianelli.......    8/7/95       15,000           31.18              41.04            31.18             8.58
James H. Dickerson, Jr. . ...   8/7/95    30,000        31.18              42.50            31.18             8.67
Timothy E. Nolan......   11/3/87       50,625            1.67               3.00             1.67             4.25

- ---------------
(1) Length of time remaining is set forth in years.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     A discussion of the employment arrangements entered into with each of the executive officers of U.S. Healthcare (other than Mr. Abramson) is set forth under "The Mergers -- Interests of Certain Persons in the Mergers -- U.S. Healthcare". Pursuant to their Employment Agreements, Messrs. Cardillo, Sebastianelli, Dickerson, Nolan, and Simon are entitled to receive in 1996 (i) annual base salaries of $600,000, $600,000, $420,000, $420,000, and $402,500,
respectively, (ii) an annual target bonus equal to 80% of such executive's base salary upon the attainment of reasonable corporate performance goals, provided that (A) the bonus payment in respect of 1997 must at least equal the target bonus for such fiscal year and (B) if the Merger Date occurs prior to December 31, 1996, the bonus payment in respect of 1996 can be no less than that which the executive would have received (as determined by U.S. Healthcare) had the Merger Date occurred subsequent to such date; (iii) grants of options, shares of restricted stock and other equity-based awards on terms no less favorable than such grants are made to similarly situated executives of the Employer and its subsidiaries; and (iv) benefits (including retirement, group life, medical, dental and disability benefits) on a basis reasonably comparable in the aggregate to those provided to the executive immediately prior to the Merger Date, or if more favorable to the executive, to those provided to other senior officers of Parent and its subsidiaries.

     Mr. Abramson is a party to an employment agreement pursuant to which he is entitled to receive the following compensation for his services in 1996: (i) an annual base salary of $1,602,938, (ii) an annual bonus based upon U.S. Healthcare's performance, and (iii) non-cash compensation and fringe benefits (including insurance against accidental injury or death of Mr. Abramson or his spouse). Mr. Abramson's employment agreement, the current term of which is for a period of 5 years from January 1, 1993, provides for a severance payment if he is terminated by U.S. Healthcare without cause, provided that he complies with certain confidentiality and non-competition obligations. In such event, he is entitled to receive his then-current base salary for the balance of his employment term (but not less than one year's base salary). Under his employment agreement, Mr. Abramson is also entitled to receive the pro rata portion of other cash compensation (based upon the other cash compensation he would have received had the agreement not been terminated). Effective as of the Merger Date, the employment agreement will be superceded by the Agreement with Principal Shareholder described under "The Mergers -- Interests of Certain Persons in the Mergers -- U.S. Healthcare."

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

     Membership of the Committee. The compensation of U.S. Healthcare's executive officers is determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which is comprised of the undersigned non-employee, independent directors of U.S. Healthcare. The members of the Compensation Committee also serve as the members of the Incentive Plan Committee of the Board of Directors.

     Objectives of the Compensation Committee. The Compensation Committee bases its determinations upon U.S. Healthcare's financial performance as well as the personal contribution, leadership, experience and performance of each individual. The Compensation Committee also considers performance measures such as market share, efficiency gains, corporate reputation, quality improvements and U.S. Healthcare's relationships with customers, providers and employees. Each executive officer's contribution to the enhancement of U.S. Healthcare's corporate culture and values is also evaluated. The Compensation Committee also seeks to set compensation at levels believed to be sufficient to retain the services of U.S. Healthcare's executive officers.

     A fundamental goal of the Compensation Committee is to link the financial interests of U.S. Healthcare's executive officers with those of U.S. Healthcare's shareholders. In addition to being reflected in other compensation determinations, stock options are granted to provide incentives that focus attention on the enhancement of shareholder value and to align the interests of executive officers with those of U.S. Healthcare's shareholders. In reviewing individual performance and determining the salary and bonuses of executive officers other than Mr. Abramson, U.S. Healthcare's principal executive officer ("CEO"), the Compensation Committee relies upon the recommendations of Mr. Abramson. In addition to base salary, bonus, restricted stock and stock options, executive officers receive certain employee benefits including deferred compensation, paid insurance coverages and pension plan contributions.

     The Compensation Committee also considers the impact of the deduction limitation under Section 162(m) of the Code and, in the case of outstanding performance, may set compensation levels that exceed the deduction limitation. The Compensation Committee takes into account in its compensation determinations any stock options granted under U.S. Healthcare's Incentive Plan that it believes currently meet the requirement of being performance-based under the provisions of Section 162(m) of the Code.

     Chief Executive Officer Compensation. Over the last five years, U.S. Healthcare has achieved significant increases in revenue, net income, enrollment and total shareholder value under the leadership of its current CEO. These increases were considered in the Compensation Committee's compensation determinations.

     Effective January 1, 1993, U.S. Healthcare and its CEO, Mr. Abramson, entered into a performance-based employment agreement for a term of five years. This agreement will renew for a second five-year term unless either party gives prior notice of non-renewal. Under this agreement, Mr. Abramson received a base salary for 1993 of $1,500,000, which was increased to $1,556,250 in 1994 and to $1,602,938 in 1995 to reflect cost of living increases. Mr. Abramson's base salary for 1996 is $1,602,938. Mr. Abramson was entitled to receive but declined to receive a cost of living adjustment increase in his base salary for 1996 in the amount of $48,088. In addition, the agreement provides for an annual performance-based incentive bonus determined by the sum of two components. The first component is equal to 0.5% of the amount by which the net income of U.S. Healthcare exceeds the amount equal to 10% of U.S. Healthcare's shareholders' equity at the beginning of the year for which the performance bonus is being determined. The second component is equal to the lower of (a) $10,000 for each percentage point in excess of five by which U.S. Healthcare's revenues from continuing operations increased over the prior year and (b) the first component. Under this formula, Mr. Abramson was entitled to an incentive bonus of $1,610,488 for 1995. However, Mr. Abramson declined to receive the full amount of such bonus and requested that the portion of his bonus in excess of $700,000 be deferred until such time the earnings per share of U.S. Healthcare Common Stock for any four consecutive quarters in the aggregate have exceeded $2.70 per share. This Compensation Committee accepted Mr. Abramson's request on behalf of the Board of Directors of U.S. Healthcare. Accordingly, payment of $910,488 of Mr. Abramson's 1995 bonus was deferred until such time as the contingency is satisfied. [In connection with the execution of the Merger Agreement, the U.S. Healthcare Board of Directors authorized the payment of such portion of Mr. Abramson's bonus on the Merger Date.

     As discussed above, it is the goal of the Compensation Committee to provide U.S. Healthcare's employees with incentives that focus attention on the enhancement of shareholder value and to align the interests of U.S. Healthcare's employees with those of U.S. Healthcare's shareholders by granting stock options to U.S. Healthcare's employees. In accordance with such goal, on August 7, 1995, pursuant to the U.S. Healthcare Incentive Plan the Compensation Committee authorized the grant of stock options to its employees, including Mr. Abramson. The Compensation Committee authorized a grant to Mr. Abramson of a stock option to purchase 300,000 shares of U.S. Healthcare Common Stock at an exercise price of $31.18 per share, the fair market value of U.S. Healthcare Common Stock at that time. In determining the number and the exercise price of stock options then granted, the Compensation Committee considered, among other things, the number and the date of the stock options already granted to Mr. Abramson (the last of such options having been granted in 1993), the exercise prices of the stock options already granted to him and the then-current fair market value of U.S. Healthcare Common Stock. However, Mr. Abramson at that time requested that the Compensation Committee defer to a later date the granting of such stock option, which request this Compensation Committee accepted. On January 1, 1996, the stock option described above with the same exercise price of $31.18, in the form of a non-qualified stock option exercisable in five equal annual installments beginning on January 1, 1997, was granted to Mr. Abramson pursuant to the authorization of this Compensation Committee, except that, pursuant to the request of Mr. Abramson, this stock option is not exercisable until such time as the earnings per share of U.S. Healthcare Common Stock for any four consecutive quarters in the aggregate exceed $2.70 per share. This stock option is subject to all other applicable terms and conditions under the Plan and the stock option agreement between U.S. Healthcare and Mr. Abramson. In addition, pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each outstanding option became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreements with the executive officers.

     The Compensation Committee believes Mr. Abramson's performance-based compensation arrangements are beneficial to U.S. Healthcare for numerous reasons. Under his effective leadership, U.S. Healthcare has achieved outstanding corporate financial performance (including increases in enrollment, revenue and net income) as well as total shareholder return (increased market value and dividends). Mr. Abramson has also established an exceptional record in customer service, technology use and innovation, quality of care, government relations, management efficiency and development of a strong management team. In particular, the Compensation Committee recognized that U.S. Healthcare experienced tremendous membership growth during 1995; U.S. Healthcare continued to receive outstanding results in quality evaluations conducted by the National Committee for Quality Assurance; and U.S. Healthcare became a member of both the S&P 500 and the Fortune 500. The Compensation Committee also recognized that U.S. Healthcare responded promptly to the unexpected medical cost increase encountered during the first quarter of 1995 by aggressively implementing expanded efforts to stabilize medical costs. The arrangements also recognize Mr. Abramson's exemplary service to U.S. Healthcare since its inception and Mr. Abramson's stature in both the community and the health care industry while offering incentives for his continued leadership, vision and performance.

     Compensation of Executive Officers other than the CEO. The 1995 base salaries of U.S. Healthcare's executive officers other than Mr. Abramson ranged from $350,000 to $532,500, which, in the judgment of the CEO and the Compensation Committee, reflect each person's performance, experience and responsibilities within U.S. Healthcare. The 1995 year-end incentive bonuses for such executive officers as recommended by the CEO and endorsed by the Compensation Committee ranged from $81,941 to $100,500 in cash bonus and from $328,434 to $603,000 in restricted stock (vesting over 5 annual installments) based on the fair market value of such stock at the time of the grant. Each executive officer participated in an executive bonus pool, pursuant to which each executive officer received as his 1995 incentive bonus an amount equal to a percentage of his base salary based on the respective responsibilities of such officer and such officer's individual performance. The analysis of an executive officer's performance is in part subjective and does not lend itself to formulas. Consistent with the Compensation Committee's objective to link the financial interests of U.S. Healthcare's executive officers with those of U.S. Healthcare's shareholders, the Compensation Committee authorized the 1995 Stock-Based Performance Bonus Program for certain senior employees of U.S. Healthcare, including the executive officers of U.S. Healthcare other than the CEO. Pursuant to the 1995 Stock-Based Performance Bonus Program, each executive officer other than the CEO received approximately 14% to 19% of his total 1995 bonus in cash and approximately 81% to 86% of the bonus in restricted stock, as described above. Pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each share of the restricted stock became fully vested as of March 30, 1996.

     On August 7, 1995, the Compensation Committee authorized grants to each of the executive officers of options to purchase between 26,475 and 55,595 shares of U.S. Healthcare Common Stock (exclusive of any repriced options described below). These grants, which are exercisable in five equal annual installments at 100% of the fair market value on the date of grant, were made to provide an incentive for these officers to increase total shareholder return and to further the objective of retaining their services for U.S. Healthcare. Pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each outstanding option became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreements with the executive officers.

     Repricing of Stock Options. On August 7, 1995, the Compensation Committee adopted a program for the cancellation of the options to purchase 426,395 shares of U.S. Healthcare Common Stock originally granted to certain employees of U.S. Healthcare under U.S. Healthcare's Incentive Plan between December 6, 1993 and August 6, 1995 and the reissuance of new stock options for the same number of shares of U.S. Healthcare Common Stock with an exercise price equal to $31.18, the fair market value (as defined in the U.S. Healthcare Incentive Plan) of U.S. Healthcare Common Stock as of the date of reissuance. All other terms of the reissued stock options were identical to those of the canceled stock options, except that the reissued stock options became subject to a new and longer vesting schedule and that any vested but unexercised stock options became unexercisable except in accordance with the new vesting schedule. Pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, each outstanding option became fully vested as of March 30, 1996 and is no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreements with the executive officers.

     The Compensation Committee believes that stock options represent an important component of employee compensation. As the exercise prices of all of the canceled stock options were higher, and in many cases substantially higher, than the then-current market price of U.S. Healthcare Common Stock as a result of a substantial decline in the market price of U.S. Healthcare Common Stock in 1995, the Compensation Committee believed that canceled stock options no longer served the intended purposes of those stock options, which were to induce employees to remain in the service of U.S. Healthcare, foster increased ownership of U.S. Healthcare Common Stock by its employees, and align the interests of employees with those of the shareholders. Indeed, the original exercise prices of the canceled stock options could have acted as a disincentive to many of the employees who held those options. The Compensation Committee determined that it was in the best interest of U.S. Healthcare and its shareholders to replace the canceled stock options with the reissued stock options at the same time as, and with the same exercise price as, the stock options which were granted for the rest of U.S. Healthcare's employees on August 7, 1995.

     The canceled and reissued stock options were held only by employees below the level of executive officers other than two executive officers who did not otherwise hold a significant equity interest in U.S. Healthcare. The reissued options included an option on 30,000 shares and an option on 15,000 shares with an exercise price of $31.18 held by Mr. Dickerson and Mr. Sebastianelli, respectively. None of the stock options held by the other executive officers were canceled and reissued under this program.

     Summary. As described above, the Compensation Committee's policies and actions link CEO and other executive officer compensation to corporate financial performance, total shareholder return, individual achievement and other relevant considerations. In 1995, almost half of the compensation of U.S. Healthcare's executive officers consisted of restricted stock and other performance-based variable components. The Compensation Committee intends to continue its policy of linking a substantial portion of executive officer compensation to corporate financial performance, total return to shareholders (including growth of share price and dividends over time) and the other criteria described in this report.

                                          Signed and respectfully submitted
                                          this 10th day of April 1996

                                          JEROME S. GOODMAN
                                          ALLEN MISHER, PH.D.

     The Report of the Compensation Committee above is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

STOCK PERFORMANCE GRAPH

     The following stock performance graph, prepared by Value Line, Inc. from its own data, compares the performance of U.S. Healthcare Common Stock to the S&P Composite 500 Stock Index and a peer group selected by Value Line, Inc. for the past five fiscal years. The graph assumes an investment of $100 in each of U.S. Healthcare Common Stock, the S&P Composite 500 Stock Index and the peer group at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year and reinvestment of all dividends.

                                    [CHART]

     The peer group selected by Value Line, Inc. and used for the above graph is the Value Line Medical Services Industry Group, which consists of U.S. Healthcare, Inc., Beverly Enterprises, Inc., Columbia/HCA Healthcare Corporation, Community Psychiatric Centers, Inc., FHP International Corporation, Manor Care, Inc., NovaCare, Inc., Omnicare, Inc., PacifiCare Health Systems, Inc. (Class A Stock), Rotech Medical Corporation, Shared Medical Systems Corporation, Tenet Healthcare Corporation and United HealthCare Corporation. National Health Laboratories Incorporated and Surgical Care Affiliates, Inc., which were included in the peer group used in U.S. Healthcare's proxy statement dated April 27, 1995, were deleted in the peer group utilized for the above graph because they were deleted by Value Line, Inc. from its Medical Services Industry Group.

     The Stock Performance Graph above is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     During 1995, the medical practice of Dr. Soll, a Director of U.S. Healthcare, received $670,878 from U.S. Healthcare or its subsidiaries for medical services rendered to members of U.S. Healthcare's HMOs.

     During 1995, U.S. Healthcare paid $3,862,837 to vendors of travel and lodging services for business related travel by employees arranged through Cherry Hill Travel, Inc. d/b/a Travel One, a travel agency. Mr. Goodman, a Director of U.S. Healthcare, is the Chairman of Cherry Hill Travel, Inc.

     U.S. Healthcare paid $248,715 in salary and cash bonus and 2,608 shares of restricted U.S. Healthcare Common Stock (which vest in five equal annual installments) for services rendered in 1995 by Ms. Nancy Wolfson, an employee of U.S. Healthcare and a daughter of Mr. Abramson (who is a Director, principal executive officer and beneficial holder of more than ten percent of the voting securities of U.S. Healthcare). U.S. Healthcare paid $287,010 in salary and cash bonus and 3,012 shares of restricted U.S. Healthcare Common Stock (which vest in five equal annual installments) for services rendered in 1995 by Mr. Richard Wolfson, an employee of U.S. Healthcare and a son-in-law of Mr. Abramson. Pursuant to the Merger Agreement as of March 30, 1996 each then-outstanding share of U.S. Healthcare restricted stock became fully vested. U.S. Healthcare owns 51% and Ms. Marcy Shoemaker (a daughter of Mr. Abramson) owns 49% of the outstanding voting securities of Criterion. U.S. Healthcare has made available to Criterion a line of credit for up to $10,000,000. In 1995, Criterion borrowed $184,707 under the line of credit. U.S. Healthcare has also entered into a service agreement with Criterion pursuant to which Criterion is obligated to pay for certain administrative services and facilities provided by U.S. Healthcare for Criterion. Criterion paid U.S. Healthcare $89,630 for services and facilities provided in 1995. In addition, U.S. Healthcare is the guarantor of Criterion's obligations under a lease agreement for Criterion's office space. Criterion has also entered into a service agreement with U.S. Healthcare pursuant to which U.S. Healthcare is obligated to pay for certain services provided or arranged by Criterion for U.S. Healthcare. U.S. Healthcare paid Criterion $5,186,240 for such services provided in 1995. Ms. Shoemaker was paid $225,000 in salary and no bonus as an officer of Criterion. See "The Mergers -- Interests of Certain Persons in the Mergers -- Criterion Agreements".

                 OWNERSHIP OF AETNA, U.S. HEALTHCARE AND PARENT
AETNA

     Directors and Executive Officers. The following table sets forth the number of shares of Aetna Common Stock beneficially owned, as of May 20, 1996 unless otherwise indicated, and the equivalent number of shares of Parent Common Stock assuming consummation of the Mergers, by each current director, the chief executive officer and the three other most highly compensated executive officers of Aetna and for all current directors and executive officers of Aetna as a group. The number of shares shown for each director and each of the named executive officers represents less than one percent of the shares of Aetna Common Stock outstanding and Parent Common Stock expected to be outstanding upon consummation of the Mergers. Unless otherwise indicated in the footnotes, the individuals named below have sole voting and investment power with respect to the shares indicated below.


                                                    AETNA COMMON STOCK OWNED
                                          --------------------------------------------
                                                                     OTHER                EQUIVALENT
                                                                   INTERESTS   PERCENT    SHARES OF
      NAME OF BENEFICIAL OWNER AND               NUMBER OF            IN         OF         PARENT
         ADDRESS OF SHAREHOLDER                  SHARES(1)         SHARES(2)    CLASS    COMMON STOCK
- ----------------------------------------  -----------------------  ---------   -------   ------------
Ronald E. Compton                         75,662 shares(3)              --          *        75,662
  (Director and named executive)
William H. Donaldson                      750 shares                 2,250          *         3,000
  (Director)
Barbara Hackman Franklin                  567 shares(4)              2,250          *         2,817
  (Director)
Earl G. Graves                            500 shares                 2,250          *         2,750
  (Director)
Gerald Greenwald                          3,000 shares(5)            2,250          *         5,250
  (Director)
Ellen M. Hancock                          400 shares(6)              2,050          *         2,450
  (Director)
Michael H. Jordan                         3,000 shares               2,250          *         5,250
  (Director)
Jack D. Kuehler                           440 shares                 2,250          *         2,690
  (Director)
Frank R. O'Keefe, Jr.                     850 shares(7)              2,250          *         3,100
  (Director)
Judith Rodin                              100 shares                 2,050          *         2,150
  (Director)
Richard L. Huber                          53,509 shares(8)              --          *        53,509
  (named executive)
Daniel P. Kearney                         52,499 shares                 --          *        52,499
  (named executive)
James W. McLane                           41,721 shares(9)              --          *        41,721
  (named executive)
Directors and executive officers as a     338,292 shares(10)            --          *       338,292
  group
  (19 persons)


- ---------------

  *  Less than 1%.

 (1) Represents shares beneficially owned and shares which the beneficial owner named above has the right to acquire within 60 days of May 20, 1996, upon exercise of outstanding stock options.

 (2) Each outside Director has been granted units convertible (according to the terms of the 1990 Non-Employee Director Deferred Stock Plan and the 1994 Non-Employee Director Deferred Stock and Deferred Compensation Plan) into shares of Aetna Common Stock upon retirement from Board service, subject to certain conditions.

 (3) Includes 44,300 shares held jointly with his spouse, as to which Mr. Compton shares voting and investment powers. Also includes options to purchase 22,114 shares of Aetna Common Stock currently exercisable.

 (4) Excludes 2,757 shares held by her spouse, as to which Miss Franklin disclaims beneficial ownership.

 (5) Represents shares held by his spouse.

 (6) Held jointly with her spouse, as to which Mrs. Hancock shares voting and investment powers.

 (7) Includes 750 shares held by Revocable Living Trust of which Mr. O'Keefe is Trustee and beneficiary. Excludes 150 shares held by Revocable Living Trust of which Mrs. O'Keefe is Trustee and beneficiary, and as to which Mr. O'Keefe disclaims beneficial ownership.


 (8) Includes 5,000 shares held by a revocable living trust of which Mr. Huber is Trustee and beneficiary and 5,000 shares held by Huber Associates Limited Partnership, a family limited partnership of which Mr. Huber and his spouse are the sole general partners. Also includes options to purchase 42,501 shares of Aetna Common Stock currently exercisable and held by Huber Associates Limited Partnership.


 (9) Includes 6,498 share held jointly with his spouse as to which Mr. McLane shares voting and investment powers. Also includes options to purchase 30,912 shares of Aetna Common Stock currently exercisable.


(10) Directors and executive officers as a group have sole voting and investment powers over 35,542 shares of Aetna Common Stock and share voting and investment powers with respect to 66,846 shares of Aetna Common Stock. Included in the number of shares shown in the table are 5,135 shares of Aetna Common Stock held under Aetna's Incentive Savings Plan and beneficially owned by executive officers. As a group, the executive officers hold options to purchase 230,769 shares of Aetna Common Stock currently exercisable.


     No individual listed above has beneficial ownership of more than 1% of the outstanding shares of Aetna Common Stock.

     Unless otherwise noted in the footnotes, each person currently has sole voting and investment powers over the shares set forth above.

     Five Percent Shareholders. The following table sets forth information with respect to the shares of Aetna Common Stock which are held by persons known to Aetna to be the beneficial owners of more than 5% of such stock. All information set forth in the following table is as of December 31, 1995, except as otherwise indicated.

                  NAME AND ADDRESS OF                     AMOUNT AND NATURE OF
                    BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP     PERCENT OF CLASS
- --------------------------------------------------------  ---------------------    ----------------
Sanford C. Bernstein & Co., Inc.                          5,893,055 shares(1)             5.1%
  767 Fifth Avenue
  New York, New York 10153
Mellon Bank Corporation                                   6,565,075 shares(2)             5.7%
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258
FMR Corp.                                                 7,938,933 shares(3)             6.9%
  82 Devonshire Street
  Boston, Massachusetts 02109

- ---------------

(1) Of the reported shares, Sanford C. Bernstein & Co., Inc. reports that it has no voting power with respect to 2,362,311 shares.


(2) Of the reported shares, 5,015,075 (4.4%) are held by Mellon Bank, N.A., as Trustee for Aetna Incentive Savings Plan ("ISP"). Mellon Bank, N.A., has agreed to vote the shares held as Trustee in accordance with the instructions received from ISP participants. Generally, shares as to which no directions are received are voted by the Trustee in the same percentage as the shares as to which directions have been received. Mellon Bank Corporation disclaims beneficial ownership of all ISP shares that have been allocated to individual ISP participant accounts for which voting directions have been received.

(3) Of the reported shares, 7,393,843 shares were beneficially owned by Fidelity Management & Research Company as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and as investment adviser to certain other funds which are generally offered to limited groups of investors, and 545,090 shares beneficially owned by Fidelity Management Trust Company as a result of its serving as trustee or managing agent for various private investment accounts, primarily employee benefit plans, and as investment adviser to certain other funds which are generally offered to limited groups of investors. FMR Corp. has sole voting power with respect to 332,290 shares and sole dispositive power with respect to 7,938,933 shares.

U.S. HEALTHCARE


     Directors and Executive Officers. The following table sets forth the number of shares of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock beneficially owned as of June 3, 1996 by each current director and executive officer (including the chief executive officer) of U.S. Healthcare as a group and the equivalent number of shares of Parent Common Stock and Parent Mandatorily Convertible Preferred Stock assuming consummation of the Mergers. The number of shares shown for all executive officers and directors as a group represented approximately 2.3% of the U.S. Healthcare Common Stock and 99.9% of the U.S. Healthcare Class B Stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the footnotes.



                                                  SHARES OF U.S. HEALTHCARE
                                                                                                           EQUIVALENT SHARES OF
                                                  COMMON AND CLASS B STOCK,                                 PARENT MANDATORILY
                                                       AS APPLICABLE,           EQUIVALENT SHARES OF      CONVERTIBLE PREFERRED
                                                    BENEFICIALLY OWNED(1)       PARENT COMMON STOCK               STOCK
                                                  -------------------------   ------------------------   ------------------------
                                     CLASS OF     NUMBER OF      PERCENT OF   NUMBER OF     PERCENT OF   NUMBER OF     PERCENT OF
              NAME                    SHARES        SHARES         CLASS       SHARES         CLASS       SHARES         CLASS
- --------------------------------  --------------  ----------     ----------   ---------     ----------   ---------     ----------
Leonard Abramson                  Common Stock    2,268,755 (2)      1.6%     3,746,487         2.5%     1,249,385        10.8%
                                  Class B Stock   14,411,955        99.9%           --           --            --           --
Betsy Z. Cohen                    Common Stock        2,000            *           449            *           150            *
Jerome S. Goodman                 Common Stock       83,095            *        18,663            *         6,224            *
Allen Misher, Ph.D.               Common Stock        5,250            *         1,179            *           393            *
David B. Soll, M.D.               Common Stock      217,147            *        48,771            *        16,264            *
Timothy T. Weglicki               Common Stock       37,500 (3)        *         8,423            *         2,809            *
Michael J. Cardillo               Common Stock      153,831 (4)        *        34,550            *        11,522            *
Joseph T. Sebastianelli           Common Stock       95,741 (5)        *        21,503            *         7,171            *
James H. Dickerson, Jr.           Common Stock       81,952 (6)        *        18,406            *         6,138            *
Timothy E. Nolan                  Common Stock      171,262 (7)        *        38,465            *        12,828            *
David F. Simon                    Common Stock       80,453 (8)        *        18,070            *         6,026            *
All directors and executive
 officers as a group              Common Stock    3,196,986 (9)      2.3%     3,954,966         2.6%     1,318,910        11.4%
                                  Class B Stock   14,411,955        99.9%           --           --            --           --


- ---------------

* Less than 1%.

(1) Based on information furnished by the beneficial owners listed.


(2) Includes 35,260 shares of U.S. Healthcare Common Stock held by Mr. Abramson and two other individuals, as trustees of a trust for the benefit of Mr. Abramson's grandchildren, 1,691,543 shares of U.S. Healthcare Common Stock held by Madlyn K. Abramson, Mr. Abramson's wife, as trustee for three trusts for the benefit of their children, and 80,000 shares of U.S. Healthcare Common Stock held in a trust for the benefit of Mr. Abramson's grandchildren for which Mrs. Abramson is co-trustee; Mr. Abramson disclaims beneficial ownership of these shares. Also includes options to purchase 450,000 shares of U.S. Healthcare Common Stock that are currently exercisable. If all of the shares of U.S. Healthcare Class B Stock beneficially owned by Mr. Abramson were converted into U.S. Healthcare Common Stock, Mr. Abramson would become a beneficial owner of 10.8% of all outstanding U.S. Healthcare Common Stock.


(3) Includes options to purchase 37,500 shares of U.S. Healthcare Common Stock that are currently exercisable. Mr. Weglicki has been a partner of ABS Capital Partners, L.P., a merchant banking fund affiliated with Alex. Brown & Sons Incorporated, an investment banking and brokerage firm, since January 1994, and was a Managing Director of Alex. Brown & Sons Incorporated from 1984 to 1995. Alex. Brown & Sons Incorporated is a market maker in U.S. Healthcare Common Stock, and in the ordinary course of business buys and sells U.S. Healthcare Common Stock. Mr. Weglicki disclaims beneficial ownership of any shares of U.S. Healthcare Common Stock held by Alex. Brown & Sons Incorporated.


(4) Includes 296 shares of U.S. Healthcare Common Stock held under the U.S. Healthcare, Inc. Savings Plan. Also includes options to purchase 96,095 shares of U.S. Healthcare Common Stock that are currently exercisable.



(5) Includes 206 shares of U.S. Healthcare Common Stock held under the Savings Plan. Also includes options to purchase 68,095 shares of U.S. Healthcare Common Stock that are currently exercisable.



(6) Includes 156 shares of U.S. Healthcare Common Stock held under the U.S. Healthcare Savings Plan. Also includes options to purchase 56,475 shares of U.S. Healthcare Common Stock that are currently exercisable.



(7) Includes 15,458 shares of U.S. Healthcare Common Stock held under the U.S. Healthcare Savings Plan. Also includes options to purchase 68,300 shares of U.S. Healthcare Common Stock that are currently exercisable, 60 shares of U.S. Healthcare Common Stock held in a custodial account for the benefit of Mr. Nolan's niece, 55 shares of U.S. Healthcare Common Stock held in a custodial account for the benefit of Mr. Nolan's godchild, 30 shares of U.S. Healthcare Common Stock held in a custodial account for the benefit of Mr. Nolan's nephew, and 20 shares of U.S. Healthcare Common Stock held in a custodial account for the benefit of Mr. Nolan's niece. This also includes 4,539 shares of U.S. Healthcare Common Stock held in a joint account by Mr. Nolan and Kathleen Nolan, his wife.



(8) Includes 933 shares of U.S. Healthcare Common Stock held under the U.S. Healthcare Savings Plan. Also includes options to purchase 51,323 shares of U.S. Healthcare Common Stock that are currently exercisable.



(9) Includes options to purchase 827,788 shares of U.S. Healthcare Common Stock that are currently exercisable. Also includes 17,049 shares of U.S. Healthcare Common Stock held under the U.S. Healthcare Savings Plan. Pursuant to the Merger Agreement and the U.S. Healthcare Incentive Plan, all unexercisable options held by each director and executive officer as of March 30, 1996 became fully vested on March 30, 1996 and are no longer subject to any conditions relating to exercisability other than as agreed to under the Employment Agreements and the Agreement with Principal Shareholder, as applicable. If all of the shares of U.S. Healthcare Class B Stock beneficially owned by Mr. Abramson were converted into U.S. Healthcare Common Stock, all directors and executive officers as a group would become beneficial owners of 11.4% of all outstanding U.S. Healthcare Common Stock.

     Five Percent Stockholders. The following table sets forth information concerning the only persons known to U.S. Healthcare as of June 3, 1996 to own beneficially more than 5% of the outstanding shares of U.S. Healthcare Stock.


                                                                        BENEFICIAL OWNERSHIP
                                                                         OF INDICATED CLASS
                                                                     ---------------------------
                  NAME AND ADDRESS                      CLASS OF      NUMBER OF       PERCENT OF
                   OF SHAREHOLDER                         STOCK        SHARES           CLASS
- ----------------------------------------------------  -------------  -----------      ----------
Leonard Abramson....................................  Common Stock     2,268,755(1)       1.6%
                                                      Class B Stock   14,411,955         99.9%

- ---------------


(1) Includes 35,260 shares of U.S. Healthcare Common Stock held by Mr. Abramson and two other individuals, as trustees of a trust for the benefit of Mr. Abramson's grandchildren, 1,691,543 shares of U.S. Healthcare Common Stock held by Madlyn K. Abramson, Mr. Abramson's wife, as trustee for three trusts for the benefit of their children, and 80,000 shares of Common Stock held in a trust for the benefit of Mr. Abramson's grandchildren for which Mrs. Abramson is co-trustee; Mr. Abramson disclaims beneficial ownership of these shares. Also includes options to purchase 450,000 shares of Common Stock that are currently exercisable. If all of the shares of Class B Stock beneficially owned by Mr. Abramson were converted into Common Stock, Mr. Abramson would become a beneficial owner of 10.8% of all outstanding Common Stock.


PARENT


     There are currently outstanding 1,000 shares of Parent Common Stock, of which 500 are owned by each of Aetna and U.S. Healthcare, which shares will be canceled on consummation of the Mergers. It is anticipated that, after giving effect to the Mergers, approximately 153,547,884 shares of Parent Common Stock (assuming that options to acquire an additional 132,500 shares of U.S. Healthcare Stock and/or U.S. Healthcare Restricted Stock are issued as permitted by the Amended Merger Agreement, that all vested options are exercised prior to the Merger Date, that the shares subject to outstanding stock grants that may vest prior to the Merger Date are issued, and that the Merger Date occurs prior to July 17, 1996) and 11,839,108 shares of Parent Mandatorily Convertible Preferred Stock will be outstanding and approximately 11,839,108 additional shares of Parent Common Stock will be reserved for issuance upon conversion of the Parent Mandatorily Convertible Preferred Stock. In addition, Parent shall be authorized to issue (A) under the Aetna Inc. 1996 Stock Incentive Plan (i) up to 7,350,000 shares of Parent Common Stock, (ii) such number of shares of Parent Common Stock as shall be required in respect of the Merger Options (estimated to be 6,736,000 shares of Parent Common Stock assuming no additional options are granted or exercised between the Aetna Record Date and the Merger Date) and
(iii) such number of shares of Parent Common Stock as shall be required to satisfy outstanding incentive awards under the Aetna Life and Casualty Company 1994 Stock Incentive Plan (estimated to be 685,000 if maximum performance targets are met) and (B) such number of shares of Parent Common Stock (estimated to be 110,100) under the Aetna Inc. Non-Employee Director Deferred Stock and Deferred Compensation Plan and Aetna's 1990 Non-Employee Director Deferred Stock Plan (which shares may be issued from authorized but unissued shares of Parent Common Stock or from treasury shares).



     The directors and executive officers as a group are expected to beneficially own approximately 10.7% of the outstanding shares of Parent Common Stock and 2.7% of the outstanding shares of Parent Mandatorily Convertible Preferred Stock after giving effect to the Mergers. See "-- Aetna" and "-- U.S. Healthcare" for the number of shares of Parent Common Stock expected to be beneficially owned by each director, the chief executive officer of Parent and the other executive officers of Parent.

                      AETNA INC. 1996 STOCK INCENTIVE PLAN

INTRODUCTION

     At the Aetna Special Meeting and the U.S. Healthcare Annual Meeting, the shareholders of Aetna and U.S. Healthcare, respectively, will be asked to approve the adoption of the Aetna Inc. 1996 Stock Incentive Plan (the "1996 Incentive Plan"), which has been approved by the respective Boards of Directors of Aetna, U.S. Healthcare and Parent; provided that approval of the Mergers will constitute approval of that portion of the Incentive Plan relating to the stock options to be issued in replacement of outstanding Aetna and U.S. Healthcare stock options pursuant to the Merger Agreement (the "Merger Options"). Approval of the 1996 Incentive Plan is contingent on the consummation of the Mergers.

     The following summary of the 1996 Incentive Plan is qualified in its entirety by reference to the complete text of the 1996 Incentive Plan, which is attached to this Joint Proxy Statement/Prospectus as Appendix H. Capitalized terms not separately defined in this description have the meanings set forth in the 1996 Incentive Plan.

     The purposes of the 1996 Incentive Plan are to promote the interests of Parent and its shareholders, and to further align the interests of employees of Parent and its Subsidiaries and Affiliates and persons eligible to receive the Merger Options (collectively, "Eligible Employees") with shareholders. In conjunction with the adoption of the 1996 Incentive Plan, Parent will continue to implement the stock ownership guidelines for senior executives established by Aetna. These guidelines will encourage and ensure that senior executives acquire and maintain significant levels of stock ownership. Such stock ownership aligns changes in shareholder value with meaningful changes in a senior executive's financial situation.


     The 1996 Incentive Plan is closely modeled on Aetna's 1994 Stock Incentive Plan (the "Existing Plan"). The Existing Plan was approved by Aetna amended in 1994. The material differences between the 1996 Incentive Plan and the Existing Plan are aimed at combining features from existing U.S. Healthcare plans with the Existing Plan. They include;



     (i) the addition of certain means of replenishing the shares available for issuance;



     (ii)  the extension of the term;



     (iii) the expansion of the universe of eligible employees;



     (iv) the addition of the Merger Options and restricted stock awards;



     (v) small variations in the annual/performance period limits on grants to individual participants; and



     (vi) the granting to the committee administering the 1996 Incentive Plan of increased discretion in setting certain terms of awards.


PRINCIPAL FEATURES OF THE INCENTIVE PLAN

     Awards which may be granted under the 1996 Incentive Plan include Options, Stock Appreciation Rights ("SARs"), Incentive Stock and Incentive Units and Other Stock-Based Awards (collectively, "Awards"). In addition, Awards under the 1996 Incentive Plan may be granted as payment in lieu of other compensation payable by Parent to an Eligible Employee.

ADMINISTRATION OF INCENTIVE PLAN


     A committee (the "Parent Compensation Committee") consisting of at least two directors of Parent chosen by the Parent Board of Directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the 1934 Act and an "outside director" within the meaning of Section 162(m) of the Code will, among other things, administer the 1996 Incentive Plan, and will determine which Eligible Employees will receive Awards and the terms and conditions of such Awards. Directors who are not employees of Parent are not eligible to receive Awards under the 1996 Incentive Plan. The number of Eligible Employees who may receive Awards under the 1996 Incentive Plan will likely vary from year to year.

SHARES AVAILABLE FOR ISSUANCE


     Except as otherwise described in this paragraph and under "Adjustments" below, the maximum number of shares of Parent Common Stock that may be delivered under the 1996 Incentive Plan is 7,350,000 plus (i) the number of shares of Parent Common Stock to be delivered upon exercise of the Merger Options and (ii) the number of shares required to satisfy any outstanding incentive unit awards under the Aetna 1994 Stock Incentive Plan ("Prior Plan"). Based on assumed respective fair market values of $76 1/8 and $57 for Aetna Common Stock and U.S. Healthcare Common Stock immediately preceding the Merger Date, an assumed average fair market value of $76 1/8 for the Parent Common Stock during the five-day period immediately following the Merger Date, and assuming no additional options are granted or exercised between the Aetna Record Rate and the Merger Date, approximately 6,736,000 shares of Parent Common Stock will become subject to the Merger Options. In addition, the number of shares of Parent Common Stock delivered under the 1996 Incentive Plan with respect to (i) Incentive Stock Options ("ISOs") shall not exceed 5,000,000 shares or (ii) Incentive Stock or Incentive Units shall not exceed 2,235,000 shares. While it is expected that, when available, treasury shares will be used, the shares delivered under the 1996 Incentive Plan may be unissued shares or treasury shares. Shares of Parent Common Stock subject to Awards that are forfeited, terminated, canceled or settled without the delivery of Parent Common Stock under the 1996 Incentive Plan or the Prior Plan will again be available for Awards under the 1996 Incentive Plan. Also, (x) shares tendered to Parent in satisfaction or partial satisfaction of the exercise price of any Award under either the 1996 Incentive Plan or the Prior Plan and (y) remittances from option exercises used to repurchase shares of Parent Common Stock on the open market will increase the number of shares available for delivery pursuant to Awards granted under the Incentive Plan to the extent permitted by Rule 16b-3 under the 1934 Act. In addition, any shares of Parent Common Stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by Parent, or with which Parent combines ("Substitute Awards") shall not, except in the case of shares with respect to which Substitute Awards are granted to Section 16 insiders as defined by Section 16 of the 1934 Act, be counted against the shares available for delivery under the 1996 Incentive Plan.


ADJUSTMENTS

     If a Fundamental Corporate Event occurs, the Parent Compensation Committee may, as it deems appropriate, adjust the number and kind of shares that may be delivered under the 1996 Incentive Plan in the future and the number and kind of shares and the grant, exercise or conversion price, if applicable, under all outstanding Awards to preserve, or to prevent the enlargement of, the benefits made available under the 1996 Incentive Plan.

GRANTS UNDER THE 1996 INCENTIVE PLAN

     Stock Options. The Parent Compensation Committee may grant Nonstatutory Stock Options ("NSOs") and ISOs. These Options may contain any terms that the Parent Compensation Committee determines, except that no Eligible Employee may be granted Options for more than 500,000 shares of Parent Common Stock in respect of any year in which the 1996 Incentive Plan is in effect (subject to adjustment as described above). Except in the case of Substitute Options or Options granted in lieu of payment for compensation earned by an Eligible Employee of Parent outside of the 1996 Incentive Plan or the Prior Plan, the exercise price shall not be less than 100% of the Fair Market Value on the date of grant. The Parent Compensation Committee shall have the discretion to determine the terms and conditions upon which Options shall be exercisable.

     SARs. SARs may be granted to Eligible Employees in addition to, or in tandem with, an Option or unrelated to an Option. A SAR permits an Eligible Employee to receive cash, shares or a combination of cash and shares, generally based on the excess of the Fair Market Value at the time of exercise over the exercise price, which exercise price shall equal the Fair Market Value on the date the SAR was granted, provided that if an SAR is granted retroactively in tandem with or in substitution for an Option, the exercise price may be the exercise price of such Option. The term of each SAR will be fixed by the Parent Compensation Committee but may not exceed ten years from the date of the grant. The Parent Compensation Committee shall have the discretion to determine all other terms and conditions applicable to SARs, including when SARs shall be exercisable.


     Incentive Units and Incentive Stock. The Parent Compensation Committee may grant an Eligible Employee Incentive Units which provide a contractual right to receive shares of Parent Common Stock or cash based on the Fair Market Value of the related shares at the end of a restricted period determined by the Compensation Committee, which period, except in the case of grants made in connection with the Merger as required by employment agreements or otherwise, is generally expected to be three years or more (the "Restricted Period"). The Parent Compensation Committee also may grant shares of Incentive Stock that are nontransferable and subject to substantial risk of forfeiture during the applicable Restricted Period. The Parent Compensation Committee shall have the discretion to provide that Awards of Incentive Stock and Incentive Units will vest, if at all, upon the (i) employee's continued employment during the relevant Restricted Period as determined by the Parent Compensation Committee and/or (ii) attainment or partial attainment of performance objectives determined by the Parent Compensation Committee. In general, an employee who has been granted Incentive Stock, the vesting restrictions of which relate solely to the passage of time and continued employment, will from the date of grant have the benefits of ownership in respect of such shares, including the right to receive dividends and other distributions thereon, subject to the restrictions set forth in the 1996 Incentive Plan and in the instrument evidencing such Award. With respect to any performance period, no Executive Officer (as of the Merger Date, eight people) may be granted Awards of Incentive Stock or Incentive Units which vest upon the achievement of performance objectives in respect of more than 300,000 shares of Parent Common Stock or, if such Awards are settled in cash, the Fair Market Value thereof determined at the time of payment (each subject to adjustment as described above).


     With respect to any award of Incentive Stock or Incentive Units made to an Executive Officer of Parent that the Parent Compensation Committee determines will vest based on the achievement of performance objectives, such performance objectives shall relate to at least one of the following criteria, which may be determined solely by reference to the performance of Parent, a Subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes;
(iii) earnings per share; (iv) return on shareholders' equity; (v) expense management; (vi) profitability of an identifiable business unit or product;
(vii) ratio of claims to revenues; (viii) revenue growth; (ix) earnings growth;
(x) total shareholder return; (xi) cash flow; (xii) return on assets; (xiii) pretax operating income; or (xiv) any combination of the foregoing.

     Merger Options. As of the Merger Date, each holder of an option to purchase shares of U.S. Healthcare Common Stock shall be granted an option to purchase Parent Common Stock in accordance with the provisions of Section 1.7 of the Amended Merger Agreement and each holder of an option to purchase shares of Aetna Common Stock shall be granted an option to purchase Parent Common Stock in accordance with the provisions of Section 1.8 of the Amended Merger Agreement. Except as modified by the Amended Merger Agreement, such options shall be governed by the terms of the incentive plans and award agreements under which they were originally granted, which terms are incorporated in the 1996 Incentive Plan by reference.

     Other Stock-Based Awards. The 1996 Incentive Plan also authorizes the Parent Compensation Committee to grant Other Stock-Based Awards to Eligible Employees and to grant Executive Officers Parent Common Stock in lieu of cash payable as salary or under any other bonus or incentive compensation plan of Parent.

     Dividends and Dividend Equivalents. The Parent Compensation Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash, Parent Common Stock, securities or other property on a current or deferred basis.

EFFECT ON AWARDS ON TERMINATION OF EMPLOYMENT

     The Parent Compensation Committee has broad discretion as to the specific terms and conditions of each Award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement or other termination of employment of the Eligible Employee or the effect, if any, of a change in control of Parent.

GENERAL

     Award Agreement. The terms of each Award are to be evidenced by a written instrument delivered to the Eligible Employee.

     Withholding. The Awards are subject to applicable tax withholding by Parent which may, to the extent permitted by the Parent Compensation Committee, be satisfied by the withholding of shares deliverable under the Incentive Plan.

     Transferability. Unless the Parent Compensation Committee expressly permits transfers for the benefit of members of the Eligible Employee's immediate family or trust or similar vehicle for their benefit, Awards under the 1996 Incentive Plan may not be assigned or transferred except by will, the laws of descent and distribution or a qualified domestic relations order.

     Deferral. The Parent Compensation Committee shall have the discretion to determine whether, to what extent, and under what circumstances cash, Parent Common Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Parent Compensation Committee.

     Amendment or Termination. The Parent Board of Directors or the Parent Compensation Committee may terminate or suspend the 1996 Incentive Plan at any time, but the termination or suspension will not adversely affect any vested Awards then outstanding under the 1996 Incentive Plan. Unless terminated by action of the Board or the Parent Compensation Committee, no Award may be granted under the 1996 Incentive Plan after April 30, 2006. The 1996 Incentive Plan may be amended or terminated at any time by the Parent Board of Directors, except that no amendment may be made without shareholder approval if the Parent Compensation Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the 1934 Act, for which or with which the Compensation Committee determines that it is desirable to qualify or comply. The 1996 Incentive Plan Committee may amend the term of any Award or Option granted, retroactively or prospectively, but no amendment may adversely affect any vested Award or Option without the holder's consent.

EFFECT ON OTHER COMPENSATION PROGRAMS

     Nothing contained in the 1996 Incentive Plan shall prevent Parent from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, incentive stock, and other types of Awards provided for hereunder. If the 1996 Incentive Plan is approved by shareholders, following the Merger Date no awards will be granted under the current Aetna and U.S. Healthcare incentive plans. All awards with respect to award cycles currently in progress under plans currently in effect at Aetna or U.S. Healthcare will be satisfied with cash or Parent Common Stock issued under the 1996 Incentive Plan, as the case may be, in accordance with the provisions of such plans.

NEW PLAN BENEFITS

     Set forth below, with respect to persons expected to be executive officers or employees of Parent following the Mergers, is a summary of the Merger Options and the initial Awards of Incentive Stock to be granted to the executive officers of Parent pursuant to the terms of their employment agreements. Additional Awards to be granted under the 1996 Incentive Plan have not yet been determined.

                                                                               NUMBER OF
       NAME AND POSITION              NUMBER OF                                SHARES OF
          (AETNA INC.)            MERGER OPTIONS(1)   DOLLAR VALUE($)(2)   INCENTIVE STOCK(3)   DOLLAR VALUE($)
- --------------------------------  -----------------   ------------------   ------------------   ---------------
Ronald E. Compton
  Chairman, President and chief
  executive officer                     201,780                                       0              --
Richard L. Huber
  Vice Chairman for Strategy and
  Finance                               159,500                                       0              --
Daniel P. Kearney
  Executive Vice President,
  Investments/Financial Services        149,736                                       0              --
Michael J. Cardillo
  Co-President of the Combined
  Health Operations                      28,681                                  17,792            1,354,416
Joseph T. Sebastianelli
  Co-President of the Combined
  Health Operations                      20,393                                  17,792            1,354,426
All executive officers of Parent
  as a group                            721,690                                  35,584            2,696,832
All employees as a group,
  including all current officers
  and employees of Aetna and
  U.S. Healthcare who are not
  executive officers(4)               6,736,316                                  76,895            5,853,632


- ---------------


(1) Numbers based on the number of U.S. Healthcare or Aetna (as the case may be), options outstanding as of June 3, 1996 or May 20, 1996, respectively, assuming a fair market value of $57 for the U.S. Healthcare Common Stock immediately preceding the Merger Date and an average fair market value of
   $76 1/8 for Parent Common Stock during the five day period immediately following the Merger Date.


(2) Not applicable.

(3) Such Awards will vest on the second anniversary of the Merger Date, subject to acceleration upon the occurrence of certain events or certain types of terminations of employment.

(4) No current Director or nominee for election as a Director who is not also an employee of Parent is eligible to participate in the 1996 Incentive Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Options described above are intended to comply with the requirements of the Code regarding the deductibility of certain performance based compensation.

     Under currently applicable federal income tax law, an Eligible Employee will receive no taxable income upon the grant of an NSO or an ISO. When an Eligible Employee exercises an NSO, the excess of the Fair Market Value of the shares on the date of exercise over the exercise price paid will be ordinary income to the Eligible Employee and his or her employer will be allowed a federal income tax deduction in the same amount. When an Eligible Employee exercises an ISO while employed or within three months after termination of employment (one year for disability), no income will be recognized upon exercise of the ISO. If the Eligible Employee holds shares acquired for at least one year after exercise and two years after the grant of the ISO, the excess of the amount realized upon disposition of the shares over the exercise price paid is treated as long-term capital gain for the Eligible Employee and the Eligible Employee's employer is not allowed a federal income tax deduction. A sale or other exchange of the underlying stock before the end of either of the required holding periods will be a "disqualifying disposition" which will generally result in the Eligible Employee being taxed on the gain derived from an ISO as though it were an NSO and the Eligible Employee's employer will be allowed a federal income tax deduction in the same amount. Special rules apply if the exercise price is paid in shares.

     The affirmative vote of a majority of the shares of Aetna Common Stock present at the Aetna Special Meeting in person or by proxy and entitled to vote and the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting as a single class, are required for approval of the Incentive Plan.

     APPROVAL AND ADOPTION OF THE AMENDED MERGER AGREEMENT CONSTITUTES APPROVAL OF THE MERGER OPTION PORTION OF THE 1996 INCENTIVE PLAN THAT ALLOWS FOR THE CONVERSION OF STOCK OPTIONS PURSUANT TO THE AMENDED MERGER AGREEMENT.

     EACH OF THE BOARD OF DIRECTORS OF AETNA AND OF U.S. HEALTHCARE RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 1996 INCENTIVE PLAN.

                                   AETNA INC.
                             ANNUAL INCENTIVE PLAN

     At the Aetna Special Meeting and the U.S. Healthcare Annual Meeting, the shareholders of Aetna and U.S. Healthcare, respectively, will be asked to adopt the Aetna Inc. Annual Incentive Plan (the "Annual Plan") to be effective as of January 1, 1997, which has been approved by the respective Boards of Directors of Aetna, U.S. Healthcare and Parent. Approval of the Annual Plan is contingent on consummation of the Mergers.

     The following summary of the Annual Plan is qualified in its entirety by reference to the complete text of the Annual Plan, which is attached to this Joint Proxy Statement/Prospectus as Appendix I. Capitalized terms not separately defined in this description have the meanings set forth in the Annual Plan.

     Shareholder approval is required under Section 162(m) of the Code so that compensation payable pursuant to the Annual Plan, together with other compensation paid to the same "covered employee," exceeding $1 million is considered "performance based" and, therefore, tax deductible by Parent. Under
Section 162(m) a covered employee is an executive officer named in Parent's Summary Compensation Table who is acting in such capacity on the last day of the applicable tax year.

     Summarized below are certain terms of the Annual Plan which is submitted for shareholder approval.

     Eligible Employees. All executive officers as described in Rule 3b-7 of the 1934 Act, (as of the Merger Date), are eligible to be named by the Parent Board of Directors as participants for any fiscal year. The Parent Board of Directors shall select the executive officers (eight people expected as of the Merger
Date) who shall participate in the Annual Plan with respect to any fiscal year.

     Performance Criteria. On or before March 31 of each fiscal year, the Parent Compensation Committee shall establish the performance objectives that must be attained in order for the Parent to pay bonuses under the Annual Plan. Unless the Parent Compensation Committee determines at the time of grant not to qualify the award as performance-based compensation under Section 162(m), the performance objectives for awards made under the Annual Plan will be based upon one or more of the following criteria, which may be determined solely by reference to the performance of Parent, a Subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return of shareholders equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) ratio of claims to revenues; (viii) revenue growth; (ix) earnings growth; (x) total shareholder return; (xi) cash flow; (xii) return on assets; (xiii) pretax operating income, or (xiv) any combination of the foregoing.

     Individual Limit. The maximum amount that can be paid to any participant under the Annual Plan with respect to any fiscal year is $2,000,000. The Parent Compensation Committee has the discretion to pay amounts which are less than this maximum amount based on individual performance or such other criteria as the Compensation Committee shall deem relevant.

     Administration. The Parent Compensation Committee, to the extent necessary to comply with Section 162(m) and Section 16 of the 1934 Act, shall at all times be comprised of at least two Directors, each of whom is an "outside director" for purposes of Section 162(m) and a "disinterested person" for purposes of
Section 16, shall administer and interpret the Annual Plan. Prior to making any payment under the Annual Plan, the Parent Compensation Committee shall certify in writing that the performance objectives have been attained.

     Amendment and Termination. The Parent Compensation Committee may at any time amend, terminate or suspend the Annual Plan. No adverse changes will be made retroactively, but may apply to subsequent performance periods. The Annual Plan will not be effective with respect to the calendar years ending after December 31, 2001 (except as to awards earned prior to such date which are subsequently paid), unless otherwise extended by action of the Parent Compensation Committee.

     Effect on Other Compensation Programs. Nothing contained in the Annual Plan shall prevent Parent from adopting or continuing in effect other compensation arrangements.

     New Plan Award Table. Because the Annual Plan will not be effective until January 1, 1997, awards under the Annual Plan have not yet been determined.

     The affirmative vote of a majority of the shares of Aetna Common Stock present at the Aetna Special Meeting in person or by proxy and entitled to vote and the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting as a single class, are required for approval of the Annual Plan.

     EACH OF THE BOARD OF DIRECTORS OF AETNA AND THE BOARD OF DIRECTORS OF U.S. HEALTHCARE RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE ANNUAL PLAN.

                        AETNA INC. NON-EMPLOYEE DIRECTOR
                 DEFERRED STOCK AND DEFERRED COMPENSATION PLAN

INTRODUCTION

     At the Aetna Special Meeting and the U.S. Healthcare Annual Meeting, the shareholders of Aetna and U.S. Healthcare, respectively, will be asked to approve the assumption by Parent of the Aetna Non-Employee Director Deferred Stock and Deferred Compensation Plan (the "Director Plan"), which was approved by the shareholders of Aetna at the 1996 Annual Meeting. Such assumption was approved by the respective Boards of Directors of Aetna, U.S. Healthcare and Parent. Approval of the assumption of the Director Plan is contingent on the consummation of the Mergers.

     The Director Plan will assist Parent in attracting and retaining qualified Non-Employee Directors. The Director Plan also will further enhance the long-term mutuality of interest among Parent's Non-Employee Directors and shareholders by increasing these Directors' ownership interest in Parent.

     The following summary of the Director Plan is qualified in its entirety by reference to the complete text of the Director Plan, which is attached to this Joint Proxy Statement/Prospectus as Appendix J. Capitalized terms not separately defined in this section have the meanings set forth in the Director Plan.


     The Director Plan is substantially identical to the Aetna Non-Employee Director Deferred Stock Plan (approved by Aetna shareholders at Aetna's 1996 Annual Meeting).


PRINCIPAL FEATURES OF DIRECTOR PLAN


     Shares Available. A maximum of 99,600 shares of Parent Common Stock may be issued under the Director Plan, subject to appropriate adjustments in the event of certain corporate transactions, including stock dividends and splits, to preserve, or to prevent the enlargement of, the benefits made available under the Director Plan.


     Grants under the Director Plan. Under the Director Plan, each Non-Employee Director will, upon his or her initial appointment as Director, receive contractual rights (" Director Plan Units") to receive 1,500 shares of Parent's Common Stock (the "Initial Grants"). All non-employee Directors currently serving on the Board of Directors of Aetna have previously received such grants and are not eligible for further Initial Grants. Additionally, on the date of each Annual Meeting occurring during the term of the Director Plan, each Non-Employee Director will receive Units representing the right to receive 350 shares of Parent Common Stock (the "Annual Grants").


     Vesting. To become fully vested in the Director Plan Units a Non-Employee Director must complete, in the case of the Initial Grants, three Years of Service and, in the case of the Annual Grants, one Year of Service as a Director following the grant of the Director Plan Units. If a Non-Employee Director ceases to be a Director due to death, Disability, Retirement or acceptance of a position in Government Service prior to such one or three Year(s) of Service from the date any Director Plan Units are granted, a Non-Employee Director's rights with respect to the related Director Plan Units will become fully vested provided that the Non-Employer Director has completed at least six consecutive months of service from such grant date. A Non-Employee Director's rights with respect to any unvested Director Plan Units will also vest upon a Change-in-Control of Parent regardless of the period served by the Non-Employee Director. Otherwise, if a Director ceases to be a Director before completing such one or three Year(s) of Service from the grant date of any Director Plan Units, he or she will receive only a pro-rata portion of the related shares, provided that the Director has completed a minimum of six consecutive months of service as a Director from such grant date.


     Delivery of Shares. Shares of Parent Common Stock will generally be delivered in respect of Director Plan Units following a non-employee Director's cessation of service as a Director. However, following a Change-in-Control of Parent, a non-employee Director will receive cash in lieu of Parent Common Stock based upon the Fair Market Value of the Parent Common Stock on the date of the Change-in-Control.

     Deferral. Non-employee Directors will also be permitted to defer receipt of all or a portion of Director compensation otherwise payable in cash (including dividend equivalents) and to have such amounts credited to a Stock Unit Account (which tracks the value of the Parent Common Stock) or an Interest Account (which credits interest based on the rate of interest paid from time to time under the Parent's Incentive Savings Plan for employees, currently yielding 6.75%).

     Administration and Amendment. The Director Plan will be administered by a Nominating Committee of the Board of Directors of Parent. The Board of Directors of Parent may amend the Director Plan, but, without shareholder approval, no amendment may (i) increase the number of shares of Parent Common Stock that may be issued under the Director Plan; (ii) modify the vesting requirements; or
(iii) otherwise change the times at which, or period within which, shares may be delivered. Other than to conform with changes in the Code or ERISA no amendment to the formula provisions of the Director Plan may be adopted within six months of any prior amendment.

     Dividend Equivalents. The grant of Director Plan Units will not confer on a Director any rights as a shareholder of Parent (such as the right to vote and the right to receive dividends); however, on each dividend payment date non-employee Directors will be paid an amount in cash equal to the dividend per share for the applicable dividend payment times the number of shares that are subject to Director Plan Units held by such non-employee Director.

     Termination. Unless sooner terminated by action of the Parent Board of Directors, the Director Plan will continue in effect through April 30, 2001, but grants under the Director Plan on or prior to the termination date will continue in effect until they expire in accordance with their terms.


     Other Information. As of the Merger Date, there will be nine non-employee Directors of Parent.


NEW PLAN BENEFITS

     Set forth below are the Director Plan Unit grants that will be outstanding on the Merger Date, assuming that all Aetna Directors are elected to the Parent Board.

              AETNA INC. NON-EMPLOYEE DIRECTOR DEFERRED STOCK AND
                           DEFERRED COMPENSATION PLAN

                                                      DOLLAR          NUMBER OF
                NAME AND POSITION                    VALUE(1)        UNITS(2)(3)
- -------------------------------------------------  ------------   -----------------
All Non-Employee Directors as a group............   $1,511,081          19,850

- ---------------

(1) Based on an assumed closing price of Parent Common Stock on the Merger Date of $76 1/8.

(2) The number of Director Plan Units reported does not include Units that may be credited to a Director upon an election to defer all or a portion of the Director's compensation in the Stock Unit Account.

(3) The Principal Shareholder and the other U.S. Healthcare Designees will each receive 1,500 shares of Parent Common Stock upon joining the Board of Directors of Parent.


     The affirmative vote of a majority of the shares of Aetna Common Stock present at the Aetna Special Meeting in person or by proxy and entitled to vote and the affirmative vote of a majority of the votes which the holders of U.S. Healthcare Common Stock and U.S. Healthcare Class B Stock present at the U.S. Healthcare Annual Meeting in person or by proxy are entitled to cast, voting as a single class, are required for approval of the assumption of the Director Plan by Parent.


     EACH OF THE BOARD OF DIRECTORS OF AETNA AND THE BOARD OF DIRECTORS OF U.S. HEALTHCARE RECOMMENDS A VOTE FOR THE APPROVAL OF THE ASSUMPTION BY PARENT OF THE DIRECTOR PLAN.

                   THE NEW AETNA CERTIFICATE OF INCORPORATION



     The following description of the new Aetna Certificate of Incorporation is qualified in its entirety by reference to the complete text of the new Aetna Certificate of Incorporation, which is incorporated by reference herein and a copy of which is annexed to this Joint Proxy Statement/Prospectus as Appendix M.



     In connection with Aetna's delicensing as an insurance company in order to facilitate the transactions contemplated by the Amended Merger Agreement, Aetna plans to surrender its charter as a specially chartered corporation and reincorporate as a general business corporation under the Connecticut Law. In order to effect reincorporation, the Aetna shareholders must adopt an authorizing resolution approving the new Aetna Certificate of Incorporation, the text of which is attached to this Joint Proxy Statement/Prospectus as Appendix M, by the affirmative vote of a majority of the outstanding shares of Aetna Common Capital Stock. Reincorporation will take effect when a certificate setting forth such resolution and the new Aetna Certificate of Incorporation is filed with the Secretary of the State of the State of Connecticut. Upon such effectiveness, Aetna will cease to be a specially chartered corporation and shall continue its corporate existence under, and shall be subject to and have the benefits of, the Connecticut Law.



     The new Aetna Certificate of Incorporation is essentially the same as the existing Aetna Certificate, except that it (i) omits reference to the special act of the Connecticut legislature under which Aetna was originally chartered and to provisions authorizing Aetna to conduct insurance businesses (ii) changes Aetna's name to Aetna Services, Inc. and (iii) changes the par value of common stock to $.01.



     The adoption of the new Aetna Certificate of Incorporation will not have a material impact on the business or operations of Aetna.



     The affirmative vote of a majority of the outstanding shares of Aetna Common Stock present at the Aetna Special Meeting in person or by proxy and entitled to vote is required to approve the new Aetna Certificate of Incorporation.



     THE BOARD OF DIRECTORS OF AETNA RECOMMENDS A VOTE FOR ADOPTION OF THE NEW AETNA CERTIFICATE OF INCORPORATION.

                                    EXPERTS

     The consolidated financial statements and schedules of Aetna Life and Casualty Company and Subsidiaries as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995 which is incorporated by reference in Aetna's Annual Report on Form 10-K for the year ended December 31, 1995, have been incorporated by reference in this Joint Proxy Statement/Prospectus in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering the December 31, 1995 consolidated financial statements of Aetna Life and Casualty Company and Subsidiaries refers to Aetna's change in its method of accounting for certain investments in debt and equity securities, post employment benefits, workers' compensation life table indemnity reserves and retrospectively rated reinsurance contracts.

     The Consolidated Balance Sheet of Aetna Inc. as of April 22, 1996 has been included in this Joint Proxy Statement/Prospectus in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


     With respect to the unaudited interim consolidated financial information of Aetna Life and Casualty Company and Subsidiaries incorporated by reference in this Joint Proxy Statement/Prospectus and to be incorporated by reference in this Joint Proxy Statement/Prospectus, the independent certified public accountants have reported and may report that they applied limited procedures in accordance with professional standards for a review of such information. However, any separate report included in Aetna's Quarterly Reports on Form 10-Q and incorporated by reference herein states and will state that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on any report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the 1933 Act for any report on the unaudited interim financial information because that report is not a "report" or a "part" of the Registration Statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the 1933 Act.



     The consolidated financial statements of U.S. Healthcare, Inc. at December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, incorporated by reference in U.S. Healthcare, Inc.'s Annual Report on Form 10-K, as amended (the "U.S. Healthcare Form 10-K"), for the year ended December 31, 1995 and incorporated by reference in this Joint Proxy Statement/Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference in the U.S. Healthcare Form 10-K and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


     Representatives of Ernst & Young LLP are expected to be present at the U.S. Healthcare Annual Meeting and representatives of KPMG Peat Marwick LLP are expected to be present at the Aetna Special Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 LEGAL MATTERS


     The validity of the Parent Common Stock (including related Parent Rights) and Parent Mandatorily Convertible Preferred Stock offered hereby will be passed upon by Day, Berry & Howard. In addition, Davis Polk & Wardwell and Skadden, Arps, Slate, Meagher & Flom have delivered opinions to Aetna and U.S. Healthcare, respectively, as to certain tax matters.

                          FUTURE SHAREHOLDER PROPOSALS

     If the Mergers are consummated, the first annual meeting of the shareholders of Parent is expected to be held in 1997. If the Mergers are not consummated, the 1997 Annual Meeting of Shareholders of U.S. Healthcare is expected to be held on or about May 22, 1997 and the 1997 Annual Meeting of Shareholders of Aetna is expected to be held on or about April 25, 1997.


     Subject to the foregoing, if any Parent shareholder intends to present a proposal at the 1997 Parent annual meeting and wishes to have such proposal considered for inclusion in the proxy materials for such meeting, such holder must submit the proposal to the Secretary of Parent in writing so as to be received at the executive offices of Parent by November 21, 1996 (which is 120 days prior to the anticipated mailing date of proxy materials for such meeting). The Parent Bylaws require that notice of nominations of persons for election to the Parent Board of Directors, other than those made by or at the direction of the Parent Board of Directors, must be received no later than 90 days before an Annual Meeting. The notice must present certain information concerning the nominee and the shareholder making the nomination. The notice also must include the nominee's written consent to being a nominee and to serving if elected. Notices should be sent to the Corporate Secretary, Aetna Inc., 151 Farmington Avenue, Hartford, Connecticut 06156. Such proposals must also meet the other requirements of the rules of the Commission relating to shareholders' proposals. In the event the Mergers are not consummated, the only shareholder proposals eligible to be considered for inclusion in the proxy materials for the 1997 Annual Meeting of U.S. Healthcare or Aetna, as the case may be, will be those which were duly submitted to the Corporate Secretary of U.S. Healthcare by December 23, 1996 (which is 120 days prior to the anticipated mailing date of proxy materials for such meeting) or the Corporate Secretary of Aetna by November 21, 1996 (which is 120 days prior to the anticipated mailing date of proxy materials for such meeting), as the case may be.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Aetna Inc.

     We have audited the accompanying consolidated balance sheet of Aetna Inc. and Subsidiaries as of April 22, 1996. This consolidated balance sheet is the responsibility of the Aetna Inc.'s management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit of a balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the consolidated balance sheet provides a reasonable basis for our opinion.

     In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Aetna Inc. and Subsidiaries as of April 22, 1996 in conformity with generally accepted accounting principles.

Hartford, Connecticut
April 23, 1996
                                          /s/KPMG Peat Marwick LLP

                          AETNA INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                 APRIL 22, 1996

Assets:
  Cash...........................................................................    $ 2,000
                                                                                     -------
     Total assets................................................................    $ 2,000
                                                                                     =======
Stockholders' equity:
  Common stock, (par value $1.00 per share; 20,000 shares authorized; 2,000
     shares issued and 1,000 shares outstanding).................................    $ 2,000
  Additional paid-in capital.....................................................      1,000
  Treasury stock, at cost (1,000 shares).........................................     (1,000)
                                                                                     -------
     Total stockholders' equity..................................................    $ 2,000
                                                                                     =======

 The accompanying notes are an integral part of the consolidated balance sheet.

                                   AETNA INC.
                      NOTES TO CONSOLIDATED BALANCE SHEET

1. BACKGROUND OF ORGANIZATION:

     Aetna Inc. was incorporated under the Stock Corporation Act of the state of Connecticut on March 25, 1996 for the purpose of effectuating the combination of Aetna Life and Casualty Company ("Aetna") and U.S. Healthcare, Inc. ("U.S. Healthcare") in accordance with the terms of the Agreement and Plan of Merger dated as of March 30, 1996 (the "Merger Agreement"). Aetna Inc. is equally owned by Aetna and U.S. Healthcare. Since its formation, Aetna Inc. has organized two wholly-owned subsidiaries in accordance with the Merger Agreement and has not conducted business or activity other than in connection with the Merger Agreement (related expenses are the responsibility of Aetna and U.S. Healthcare). Aetna Inc. has no contingent liabilities.

2. STOCKHOLDERS' EQUITY:

     The initial authorized capital stock of Aetna Inc. consists of 20,000 shares of Common Stock, par value $1.00 per share. Two thousand shares have been issued, 1,000 shares are held in treasury and 1,000 shares are outstanding.

3. MERGER AGREEMENT:

     Aetna and U.S. Healthcare entered into the Merger Agreement pursuant to which they agreed to merge in a transaction, valued at that time, at approximately $8.9 billion. The Merger Agreement, which has been approved by the board of directors of each company, calls for the formation of a new holding company, Aetna Inc. U.S. Healthcare shareholders will receive $34.20 in cash,
0.2246 shares of Aetna Inc. common stock together with Aetna Inc. rights and
0.0749 shares of Aetna Inc. mandatorily convertible preferred stock for each share of U.S. Healthcare common stock and each share of U.S. Healthcare Class B Stock outstanding. Each outstanding share of Aetna common stock will be converted into a share of common stock of Aetna Inc. All issued shares of the capital stock of Aetna Inc. immediately prior to the merger date will be cancelled upon completion of the mergers. The authorized number of shares will be increased to effect the transaction. Immediately after the transaction, Aetna and U.S. Healthcare will each be wholly-owned subsidiaries of Aetna Inc., and Aetna Inc. will be owned approximately 78% by Aetna shareholders and approximately 22% by U.S. Healthcare shareholders (approximately 72% and approximately 28%, respectively, on a fully diluted basis).

     Aetna expects to finance the transaction with a combination of $5.3 billion in cash ($3.9 million from the net proceeds received from the sale of its property-casualty operations and $1.45 billion of additional bank debt, which may initially be financed with commercial paper) and the issuance of $2.7 billion of new Aetna Inc. common stock and $0.9 billion of Aetna Inc. mandatorily convertible preferred stock. The agreement is subject to approval by the shareholders of both companies, receipt of required insurance, healthcare and other regulatory approvals, and other customary conditions. The transaction is expected to close in the third quarter of 1996.

               APPENDIX A -- AMENDED AGREEMENT AND PLAN OF MERGER

                                                        COMPOSITE CONFORMED COPY


                                              [GIVING EFFECT TO AMENDMENT NO. 1]



                          AGREEMENT AND PLAN OF MERGER

                                  DATED AS OF
                                 MARCH 30, 1996
                                     AMONG

                        AETNA LIFE AND CASUALTY COMPANY
                             U.S. HEALTHCARE, INC.
                                  AETNA INC.,
                               ANTELOPE SUB, INC.
                                      AND

                             NEW MERGER CORPORATION

                                 AS AMENDED BY



                                AMENDMENT NO. 1


                              THERETO DATED AS OF


                                  MAY 30, 1996

                              TABLE OF CONTENTS(1)

                                                                                       PAGE
                                                                                       ----
ARTICLE 1
THE MERGERS
SECTION 1.1.     U.S. Healthcare Sub Merger..........................................   A-1
SECTION 1.2.     Aetna Sub Merger....................................................   A-2
SECTION 1.3.     Surrender and Payment...............................................   A-3
SECTION 1.4.     Cancellation of Parent Stock........................................   A-4
SECTION 1.5.     The Merger Date.....................................................   A-4
SECTION 1.6.     Dissenting Shares...................................................   A-4
SECTION 1.7.     Stock Options of U.S. Healthcare; Restricted Stock..................   A-5
SECTION 1.8.     Stock Options of Aetna..............................................   A-6
SECTION 1.9.     Adjustments.........................................................   A-6
SECTION 1.10.    Fractional Shares...................................................   A-6
SECTION 1.11.    Parent Rights.......................................................   A-7
ARTICLE 2
THE SURVIVING CORPORATIONS
SECTION 2.1.     Articles and Certificate of Incorporation; Bylaws...................   A-7
SECTION 2.2.     Directors and Officers..............................................   A-7
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
  OF U.S. HEALTHCARE
SECTION 3.1.     Corporate Existence and Power.......................................   A-8
SECTION 3.2.     Corporate Authorization.............................................   A-8
SECTION 3.3.     Governmental Authorization..........................................   A-8
SECTION 3.4.     Non-Contravention...................................................   A-8
SECTION 3.5.     Capitalization......................................................   A-9
SECTION 3.6.     Subsidiaries........................................................   A-9
SECTION 3.7.     SEC Filings.........................................................  A-10
SECTION 3.8.     Financial Statements................................................  A-10
SECTION 3.9.     Disclosure Documents................................................  A-10
SECTION 3.10.    Information Supplied................................................  A-10
SECTION 3.11.    Absence of Certain Changes..........................................  A-11
SECTION 3.12.    No Undisclosed Material Liabilities.................................  A-13
SECTION 3.13.    Litigation; Investigations..........................................  A-13
SECTION 3.14.    Taxes...............................................................  A-13
SECTION 3.15.    ERISA...............................................................  A-14
SECTION 3.16.    Permits; Compliance with Laws.......................................  A-16
SECTION 3.17.    Finders' Fees.......................................................  A-16
SECTION 3.18.    Intellectual Property Rights........................................  A-16
SECTION 3.19.    Takeover Statutes...................................................  A-17
SECTION 3.20.    Fairness Opinion....................................................  A-17

- ---------------

(1) The Table of Contents is not a part of this Agreement.


                                                                                       PAGE
                                                                                       ----
                                           ARTICLE 4
                          REPRESENTATIONS AND WARRANTIES OF AETNA
SECTION 4.1.     Corporate Existence and Power.......................................  A-17
SECTION 4.2.     Corporate Authorization.............................................  A-17
SECTION 4.3.     Governmental Authorization..........................................  A-18
SECTION 4.4.     Non-Contravention...................................................  A-18
SECTION 4.5.     Capitalization......................................................  A-18
SECTION 4.6.     SEC Filings.........................................................  A-18
SECTION 4.7.     Financial Statements................................................  A-19
SECTION 4.8.     Disclosure Documents................................................  A-19
SECTION 4.9.     Information Supplied................................................  A-19
SECTION 4.10.    Absence of Certain Changes..........................................  A-19
SECTION 4.11.    No Undisclosed Material Liabilities.................................  A-21
SECTION 4.12.    Litigation; Investigations..........................................  A-21
SECTION 4.13.    Subsidiaries........................................................  A-21
SECTION 4.14.    Taxes...............................................................  A-21
SECTION 4.15.    ERISA...............................................................  A-22
SECTION 4.16.    Permits; Compliance with Laws.......................................  A-23
SECTION 4.17.    Intellectual Property Rights........................................  A-23
SECTION 4.18.    Fairness Opinions...................................................  A-24
                                           ARTICLE 5
                                  COVENANTS OF U.S. HEALTHCARE
SECTION 5.1.     Conduct of U.S. Healthcare..........................................  A-24
SECTION 5.2.     Shareholder Meeting; Proxy Material.................................  A-26
SECTION 5.3.     Access to Information...............................................  A-26
SECTION 5.4.     Other Offers Relating to U.S. Healthcare............................  A-27
SECTION 5.5.     Notices of Certain Events...........................................  A-27
SECTION 5.6.     Fiduciary Matters...................................................  A-28
                                           ARTICLE 6
                                       COVENANTS OF AETNA
SECTION 6.1.     Voting of U.S. Healthcare Stock.....................................  A-28
SECTION 6.2.     Shareholder Meeting; Proxy Materials................................  A-28
SECTION 6.3.     Access to Information...............................................  A-28
SECTION 6.4.     Notices of Certain Events...........................................  A-28
SECTION 6.5.     Certain Corporate Actions...........................................  A-29
SECTION 6.6.     Other Offers Relating to Aetna......................................  A-30
SECTION 6.7.     Amendment of the Stock Purchase Agreement...........................  A-30
SECTION 6.8.     Dividends...........................................................  A-31
                                           ARTICLE 7
                                     COVENANTS OF AETNA,
                                 U.S. HEALTHCARE AND PARENT
SECTION 7.1.     Best Efforts........................................................  A-31
SECTION 7.2.     Cooperation.........................................................  A-31
SECTION 7.3.     Public Announcements................................................  A-31
SECTION 7.4.     Further Assurances..................................................  A-31
SECTION 7.5.     Rule 145 Affiliates.................................................  A-31

                                                                                       PAGE
                                                                                       ----
SECTION 7.6.     Director and Officer Liability......................................  A-32
SECTION 7.7.     Subsidiary Agreements...............................................  A-33
SECTION 7.8.     Plans Following the Closing.........................................  A-33
SECTION 7.9.     Voting of Shares....................................................  A-33
SECTION 7.10.    Form S-4............................................................  A-33
SECTION 7.11.    Certain Corporate Matters with Respect to Parent....................  A-33
SECTION 7.12.    Governmental Authorization..........................................  A-34
SECTION 7.13.    Disclosure Documents................................................  A-35
SECTION 7.14.    Listing of Stock....................................................  A-35
ARTICLE 8
CONDITIONS TO THE MERGERS
SECTION 8.1.     Conditions to the Obligations of Each Party.........................  A-35
SECTION 8.2.     Conditions to the Obligations of Aetna..............................  A-36
SECTION 8.3.     Conditions to the Obligations of U.S. Healthcare....................  A-36
ARTICLE 9
TERMINATION
SECTION 9.1.     Termination.........................................................  A-37
SECTION 9.2.     Effect of Termination...............................................  A-38
ARTICLE 10
MISCELLANEOUS
SECTION 10.1.    Notices.............................................................  A-38
SECTION 10.2.    Entire Agreement; Survival of Representations and Warranties........  A-39
SECTION 10.3.    Amendments; No Waivers..............................................  A-39
SECTION 10.4.    Expenses............................................................  A-39
SECTION 10.5.    Successors and Assigns..............................................  A-40
SECTION 10.6.    Governing Law.......................................................  A-40
SECTION 10.7.    Jurisdiction........................................................  A-40
SECTION 10.8.    Counterparts; Effectiveness.........................................  A-40
Exhibit A        Form of Designations, Rights and Preferences of Parent Preferred
                 Stock
Exhibit B        Forms of Affiliate Letters

                              TABLE OF DEFINITIONS

                                       TERM                                          SECTION
- ----------------------------------------------------------------------------------  ---------
1933 Act..........................................................................  1.7(d)
1933 Act Affiliates...............................................................  7.5
1934 Act..........................................................................  1.7(a)
Acquisition Proposal..............................................................  5.4
Aetna.............................................................................  preamble
Aetna Acquisition Proposal........................................................  6.6
Aetna Balance Sheet...............................................................  4.7
Aetna Balance Sheet Date..........................................................  4.7
Aetna Benefit Arrangements........................................................  4.15(c)
Aetna Certificate of Merger.......................................................  1.5
Aetna Class A Stock...............................................................  4.5
Aetna Class B Stock...............................................................  4.5
Aetna Class C Stock...............................................................  4.5
Aetna Disclosure Documents........................................................  4.8(a)
Aetna Employee Plan...............................................................  4.15(a)
Aetna Health Operations...........................................................  4.10(d)
Aetna Merger Consideration........................................................  1.2(b)
Aetna Permits.....................................................................  4.16(a)
Aetna Proxy Statement.............................................................  4.8(a)
Aetna Rights Agreement............................................................  1.2(c)
Aetna Shareholder Meeting.........................................................  6.2(a)
Aetna Software....................................................................  4.17(b)
Aetna Stock.......................................................................  1.2(b)
Aetna Stock Option................................................................  1.8(a)
Aetna Sub.........................................................................  preamble
Aetna Sub Common Stock............................................................  1.2(b)
Aetna Sub Merger..................................................................  1.2(a)
Aetna Subsidiary Securities.......................................................  4.13(b)
Aetna Substitute Option...........................................................  1.8(a)
Aetna Surviving Corporation.......................................................  1.2(a)
Aetna Surviving Corporation Common Stock..........................................  1.2(b)
Aetna 10-K........................................................................  4.6(a)
Affiliate.........................................................................  1.1(b)
Average Closing Stock Price.......................................................  8.3(b)
Cash Consideration................................................................  1.1(b)
Claim.............................................................................  7.6(a)
Class B Stock.....................................................................  1.1(b)
Code..............................................................................  preamble
Common Stock......................................................................  1.1(b)
Confidentiality Agreement.........................................................  5.4
Connecticut Law...................................................................  1.2(b)
The Consolidated Health Operations................................................  7.11(c)
Co-Presidents.....................................................................  7.11(c)
D&O Insurance.....................................................................  7.6(d)
Employee Benefit Plan.............................................................  3.15(a)
ERISA.............................................................................  3.15(a)
ERISA Affiliate...................................................................  3.15(a)
Excess Shares.....................................................................  1.10
Exchange Agent....................................................................  1.3(a)
Form S-4..........................................................................  7.10
HSR Act...........................................................................  3.3
Indemnified Party.................................................................  7.6(a)
Initial Number of U.S. Healthcare Option Shares...................................  1.7(a)(i)
Lien..............................................................................  3.4

                                       TERM                                          SECTION
- ----------------------------------------------------------------------------------  ---------
Material Adverse Effect...........................................................  3.1
Mergers...........................................................................  1.4
Merger Date.......................................................................  1.5
Merger Consideration..............................................................  1.2(b)
Multiemployer Plan................................................................  3.15(b)
New Annual Dividend...............................................................  6.8
NYSE..............................................................................  1.10
Parent............................................................................  preamble
Parent Common Stock...............................................................  1.1(b)
Parent Disclosure Documents.......................................................  7.13
Parent Preferred Stock............................................................  1.1(b)
Parent Rights.....................................................................  1.11
Parent Rights Agreement...........................................................  1.11
Pennsylvania Law..................................................................  1.1(b)
Pension Plans.....................................................................  3.15(a)
Person............................................................................  1.3(c)
Pre-Merger Matters................................................................  7.6(a)
Principal Shareholder.............................................................  7.11(b)
SEC...............................................................................  1.7(d)
Scheduled Contracts...............................................................  7.7
Specified U.S. Healthcare Officer.................................................  3.11(j)
Stock Purchase Agreement..........................................................  8.1(i)
Subject Company...................................................................  7.5
Subsidiary........................................................................  1.1(b)
Taxes.............................................................................  3.14(k)
Taxing Authorities................................................................  3.14(k)
Tax Return........................................................................  3.14(k)
U.S. Healthcare...................................................................  preamble
U.S. Healthcare Articles of Merger................................................  1.5
U.S. Healthcare Balance Sheet.....................................................  3.8
U.S. Healthcare Balance Sheet Date................................................  3.8
U.S. Healthcare Benefit Arrangements..............................................  3.15(e)
U.S. Healthcare Designees.........................................................  7.11(b)
U.S. Healthcare Disclosure Documents..............................................  3.9(a)
U.S. Healthcare Employee Plans....................................................  3.15(a)
U.S. Healthcare Employee Stock Option.............................................  1.7(a)
U.S. Healthcare Merger Consideration..............................................  1.1(b)
U.S. Healthcare Non-Employee Stock Option.........................................  1.7(a)
U.S. Healthcare Permits...........................................................  3.16(a)
U.S. Healthcare Proxy Statement...................................................  3.9(a)
U.S. Healthcare Restricted Stock..................................................  1.7(b)
U.S. Healthcare Securities........................................................  3.5
U.S. Healthcare Shareholder Meeting...............................................  5.2(a)
U.S. Healthcare Software..........................................................  3.18(b)
U.S. Healthcare Stock.............................................................  1.1(b)
U.S. Healthcare Stock Option......................................................  1.7(a)
U.S. Healthcare Sub...............................................................  preamble
U.S. Healthcare Sub Common Stock..................................................  1.1(b)
U.S. Healthcare Sub Merger........................................................  1.1(a)
U.S. Healthcare Subsidiary Securities.............................................  3.6(b)
U.S. Healthcare Substitute Option.................................................  1.7(a)(i)
U.S. Healthcare Surviving Corporation.............................................  1.1(a)
U.S. Healthcare Surviving Corporation Common Stock................................  1.1(b)
U.S. Healthcare 10-K..............................................................  3.6(a)
Voting Agreement..................................................................  9.1(d)

                      AMENDED AGREEMENT AND PLAN OF MERGER


     AMENDED AGREEMENT AND PLAN OF MERGER dated as of March 30, 1996 among Aetna Life and Casualty Company, a Connecticut insurance corporation ("Aetna"), U.S. Healthcare, Inc., a Pennsylvania corporation ("U.S. Healthcare"), Aetna Inc., a Connecticut corporation ("Parent"), Antelope Sub, Inc., a Connecticut corporation and a wholly-owned subsidiary of Parent ("Aetna Sub"), and New Merger Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Parent ("U.S. Healthcare Sub") as amended by Amendment No. 1 thereto dated May 30, 1996.


     WHEREAS, the respective Boards of Directors of Aetna and U.S. Healthcare have determined that it is in the best interests of their respective shareholders to combine their health businesses and to enter into this Agreement;

     WHEREAS, the respective Boards of Directors of Aetna and U.S. Healthcare have approved this Agreement and the mergers contemplated hereby; and

     WHEREAS, for United States federal income tax purposes, it is intended that the transactions contemplated by this Agreement qualify as transfers subject to
Section 351(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code") and that the shareholders of U.S. Healthcare be treated as if they transferred their U.S. Healthcare Stock to Parent in exchange for the U.S. Healthcare Merger Consideration and that the shareholders of Aetna be treated as if they transferred their Aetna Stock to Parent in exchange for the Aetna Merger Consideration;

     NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants, and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1

                                  THE MERGERS

     SECTION 1.1. U.S. Healthcare Sub Merger. (a) Upon the terms and subject to the conditions set forth herein, on the Merger Date, U.S. Healthcare Sub shall merge into U.S. Healthcare (the "U.S. Healthcare Sub Merger") and the separate existence of U.S. Healthcare Sub shall cease. U.S. Healthcare shall be the surviving corporation in the U.S. Healthcare Sub Merger (hereinafter sometimes referred to as the "U.S. Healthcare Surviving Corporation") and its separate corporate existence, with all its purposes, objects, rights, privileges, powers and franchises, shall continue unaffected and unimpaired by the U.S. Healthcare Sub Merger.

     (b) Pursuant to the U.S. Healthcare Sub Merger:

          (i) Each share of Common Stock, par value $0.005 per share, of U.S. Healthcare (the "Common Stock"), and each share of Class B Stock, par value $0.005 per share, of U.S. Healthcare (the "Class B Stock", and together with the Common Stock, the "U.S. Healthcare Stock") held by U.S. Healthcare as treasury stock or owned by Aetna or any Subsidiary of Aetna immediately prior to the Merger Date shall be canceled and no payment shall be made with respect thereto; provided that any shares of U.S. Healthcare Stock (i) held by Aetna or any Subsidiary of Aetna for the account of another Person,
     (ii) as to which Aetna or any Subsidiary or Affiliate of Aetna is or may be required to act as a fiduciary or in a similar capacity or (iii) the cancellation of which would violate any legal duties or obligations of Aetna or any Subsidiary or Affiliate of Aetna shall not be canceled but, instead, shall be treated as set forth in Section 1.1(b)(ii) or 1.6. For purposes of this Agreement, the term "Subsidiary", when used with respect to any Person, means any corporation or other organization, whether incorporated or unincorporated, (A) of which (i) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or (ii) such Person or any other Subsidiary of such Person is a general partner or (B) which is controlled, directly or indirectly, by such Person (through ownership of securities, by contract or otherwise) but shall not include investment companies managed by subsidiaries of Aetna. For purposes of this Agreement, the term "Affiliate", when used with respect to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with such Person; and

          (ii) Each share of U.S. Healthcare Stock outstanding immediately prior to the Merger Date shall, except as otherwise provided in Section 1.1(b)(i) or as provided in Section 1.6 with respect to shares of U.S. Healthcare Stock as to which dissenters' rights have been exercised (which shares shall be treated in accordance with Section 1930 of the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania Law")), be converted into the following (the consideration referred to in the following clauses (A), (B) and (C) is referred to collectively as the "U.S. Healthcare Merger Consideration"):

             (A) the right to receive 0.2246 shares of Common Stock, par value $.01 per share, of Parent ("Parent Common Stock"), together with 0.2246 Parent Rights;

             (B) the right to receive 0.0749 shares of 6.25% Class C Voting Preferred Stock, par value $.01 per share, of Parent (the terms of which are set forth in Exhibit A hereto) (the "Parent Preferred Stock"); and

             (C) subject to any adjustment as contemplated by Section 8.3(b) hereof, the right to receive in cash without interest an amount equal to $34.20 (the "Cash Consideration").

          (iii) At the Merger Date, each share of common stock, without par value, of U.S. Healthcare Sub ("U.S. Healthcare Sub Common Stock") outstanding immediately prior to the Merger Date shall be converted into an equal number of shares of Common Stock, par value $.01 per share, of the U.S. Healthcare Surviving Corporation ("U.S. Healthcare Surviving Corporation Common Stock").

From and after the Merger Date, all shares of U.S. Healthcare Stock converted in accordance with Section 1.1(b)(ii) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the right to receive the U.S. Healthcare Merger Consideration, the right to exercise dissenters' rights in accordance with and subject to the provisions of the Pennsylvania Law and the other rights specified in this Agreement. From and after the Merger Date, all certificates representing U.S. Healthcare Sub Common Stock shall be deemed for all purposes to represent the number of shares of U.S. Healthcare Surviving Corporation Common Stock into which they were converted in accordance with Section 1.1(b)(iii).

     SECTION 1.2. Aetna Sub Merger. (a) Upon the terms and subject to the conditions set forth herein, on the Merger Date, Aetna Sub shall merge into Aetna (the "Aetna Sub Merger") and the separate existence of Aetna Sub shall cease. Aetna shall be the surviving corporation in the Aetna Sub Merger (hereinafter sometimes referred to as the "Aetna Surviving Corporation") and its separate corporate existence, with all its purposes, objects, rights, privileges, powers and franchises, shall continue unaffected and unimpaired by the Aetna Sub Merger.

     (b) Pursuant to the Aetna Sub Merger:

          (i) Each share of common capital stock without par value of Aetna (the "Aetna Stock") held by Aetna as treasury stock or owned by U.S. Healthcare or any Subsidiary of U.S. Healthcare immediately prior to the Merger Date shall be canceled and no payment shall be made with respect thereto;

          (ii) Each share of Aetna Stock outstanding immediately prior to the Merger Date shall, except as otherwise provided in Section 1.2(b)(i) or as provided in Section 1.6 with respect to shares of Aetna Stock as to which rights of objecting shareholders have been exercised (which shares shall be treated in accordance with Sections 33-373 and 33-374 of the Connecticut Stock Corporation Act (the "Connecticut Law")), be converted into the right to receive one share of Parent Common Stock, together with one Parent Right (the "Aetna Merger Consideration" and, together with the U.S. Healthcare Merger Consideration, the "Merger Consideration").

          (iii) At the Merger Date, each share of common stock, par value $1.00 per share, of Aetna Sub ("Aetna Sub Common Stock"), outstanding immediately prior to the Merger Date shall be converted into an equal number of shares of Common Stock, par value $.01 per share, of the Aetna Surviving Corporation ("Aetna Surviving Corporation Common Stock").

From and after the Merger Date, all shares of Aetna Stock converted in accordance with Section 1.2(b)(ii) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the right to receive the Aetna Merger Consideration, the right to exercise dissenters' rights in accordance with and subject to the provisions of the Connecticut Law and the other rights specified in this Agreement. From and after the Merger Date, all certificates representing Aetna Sub Common Stock shall be deemed for all purposes to represent the number of shares of the Aetna Surviving Corporation Common Stock into which they were converted in accordance with
Section 1.2(b)(iii).

     (c) Prior to the consummation of the Aetna Sub Merger, Aetna shall cause the Rights Agreement (the "Aetna Rights Agreement") dated as of October 27, 1989 between Aetna and First Chicago Trust Company of New York to be amended to specify that the transactions contemplated by this Agreement do not give rise to any rights or benefits under the Aetna Rights Agreement.

     SECTION 1.3. Surrender and Payment. (a) Prior to the Merger Date, Aetna and U.S. Healthcare shall cause Parent to appoint an agent (the "Exchange Agent") for the purpose of exchanging certificates representing shares of U.S. Healthcare Stock for the U.S. Healthcare Merger Consideration. Parent will make available to the Exchange Agent, as needed, certificates representing the Parent Common Stock and the Parent Preferred Stock in respect of the U.S. Healthcare Merger Consideration and the Cash Consideration to be paid in respect of shares of U.S. Healthcare Stock, in accordance with the terms of Section 1.1(b). Promptly after the Merger Date, Parent shall send, or shall cause the Exchange Agent to send, to each holder of shares of U.S. Healthcare Stock at the Merger Date a letter of transmittal for use in such exchange (which shall specify that delivery of the U.S. Healthcare Merger Consideration shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates representing shares of U.S. Healthcare Stock, to the Exchange Agent). Upon the conversion of Aetna Stock into Parent Common Stock in accordance with Section 1.2(b), all shares of Aetna Stock so converted shall be cancelled and cease to exist, and each certificate theretofore representing any such shares shall, without any action on the part of the holder thereof, be deemed to represent an equivalent number of shares of Parent Common Stock.

     (b) Each holder of shares of U.S. Healthcare Stock that have been converted into a right to receive the U.S. Healthcare Merger Consideration upon surrender to the Exchange Agent of a certificate or certificates representing such shares of U.S. Healthcare Stock together with a properly completed letter of transmittal covering such shares of U.S. Healthcare Stock will be entitled to receive the U.S. Healthcare Merger Consideration payable in respect of such shares of U.S. Healthcare Stock and the other amounts, if any, specified in this Agreement. Until so surrendered, each such certificate shall, after the Merger Date, represent for all purposes only the right to receive the U.S. Healthcare Merger Consideration and the other amounts, if any, specified in this Agreement.

     (c) If any portion of the U.S. Healthcare Merger Consideration is to be paid to a Person other than the registered holder of the shares of U.S. Healthcare Stock represented by the certificate or certificates surrendered in exchange therefor, it shall be a condition to such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such shares of U.S. Healthcare Stock or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. For purposes of this Agreement, "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including, without limitation, a government or political subdivision or any agency or instrumentality thereof.

     (d) After the Merger Date, there shall be no further registration of transfers of shares of U.S. Healthcare Stock. If, after the Merger Date, certificates representing shares of U.S. Healthcare Stock or Aetna Stock are presented to the respective surviving corporations in the Mergers, they shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article 1.

     (e) Any portion of the U.S. Healthcare Merger Consideration made available to the Exchange Agent pursuant to Section 1.3(a) that remains unclaimed by the holders of shares of U.S. Healthcare Stock six months after the Merger Date shall be returned to Parent, upon demand, and any such holder who has not exchanged his shares of U.S. Healthcare Stock for the U.S. Healthcare Merger Consideration in accordance with this Section 1.3 prior to that time shall thereafter look only to Parent for his claim for Parent Common Stock, Parent Preferred Stock, any cash in lieu of fractional shares of Parent Common Stock or , as applicable, and any dividends or distributions with respect to Parent Common Stock or Parent Preferred Stock, as applicable, and the Cash Consideration. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of U.S. Healthcare Stock for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of shares of U.S. Healthcare Stock immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by applicable law, become the property of Parent free and clear of any claim or interest of any Person previously entitled thereto.

     (f) Any portion of the U.S. Healthcare Merger Consideration made available to the Exchange Agent pursuant to Section 1.3(a) to pay for shares of U.S. Healthcare Stock in respect of which dissenters' rights have been perfected shall be returned to Parent, upon demand.

     (g) No dividends or other distributions with respect to the Parent Common Stock or Parent Preferred Stock, as applicable, constituting all or a portion of the U.S. Healthcare Merger Consideration shall be paid to the holder of any unsurrendered certificate representing U.S. Healthcare Stock until such certificates are surrendered as provided in this Section 1.3. Subject to the effect of applicable laws, following such surrender, there shall be paid, without interest, to the record holder of the certificates representing the Parent Common Stock or Parent Preferred Stock, as applicable, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Merger Date payable prior to or on the date of such surrender with respect to such whole shares of Parent Common Stock or Parent Preferred Stock, as applicable, and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Merger Date but prior to the date of surrender and a payment date subsequent to the date of surrender payable with respect to such whole shares of Parent Common Stock or Parent Preferred Stock, as applicable, less the amount of any withholding taxes which may be required thereon.

     SECTION 1.4. Cancellation of Parent Stock. All outstanding shares of the capital stock of Parent immediately prior to the Merger Date shall be canceled immediately upon consummation of the Aetna Sub Merger. The U.S. Healthcare Sub Merger and the Aetna Sub Merger are sometimes together referred to as the "Mergers".

     SECTION 1.5. The Merger Date. As soon as practicable (but in no event more than two business days) after the satisfaction or, to the extent permitted hereunder or under applicable law, waiver of all conditions to each of the Mergers, (a) U.S. Healthcare and U.S. Healthcare Sub shall file the articles of merger required to effect the U.S. Healthcare Sub Merger (the "U.S. Healthcare Articles of Merger") with the Department of State of the Commonwealth of Pennsylvania and make all other filings or recordings required by the Pennsylvania Law in connection with the U.S. Healthcare Sub Merger, and (b) Aetna and Aetna Sub shall file a certificate of merger (the "Aetna Certificate of Merger") with the Secretary of the State of the State of Connecticut and make all other filings or recordings required by the Connecticut Law in connection with the Aetna Sub Merger, and (c) the Mergers shall become effective, it being understood that the U.S. Healthcare Sub Merger shall become effective immediately prior to the Aetna Sub Merger in accordance with the terms of such U.S. Healthcare Articles of Merger and Aetna Certificate of Merger (such time and date are referred to as the "Merger Date").

     SECTION 1.6. Dissenting Shares. Notwithstanding Section 1.1 or Section 1.2, as applicable, shares of U.S. Healthcare Stock or Aetna Stock outstanding immediately prior to the Merger Date and held by a holder who has not voted in favor of the U.S. Healthcare Sub Merger or the Aetna Sub Merger, as applicable, and who has exercised dissenters' rights in respect of such shares of U.S. Healthcare Stock in accordance with the Pennsylvania Law, or rights of objecting shareholders in respect of such shares of Aetna Stock in accordance with the Connecticut Law, shall not be converted into a right to receive the U.S. Healthcare Merger Consideration or the Aetna Merger Consideration, as applicable, unless such holder fails to perfect or withdraws or otherwise loses his dissenters' or objecting shareholders' rights. Shares of U.S. Healthcare Stock in respect of which dissenters' rights have been exercised shall be treated in accordance with Section 1930 of the Pennsylvania Law. Shares of Aetna Stock in respect of which objecting shareholders' rights have been exercised shall be treated in accordance with Sections 33-373 and 33-374 of the Connecticut Law. If after the Merger Date such holder fails to perfect or withdraws or otherwise loses his right to demand the payment of fair value for shares of U.S. Healthcare Stock under Pennsylvania Law, or shares of Aetna Stock under Connecticut Law, as applicable, such shares of U.S. Healthcare Stock or Aetna Stock shall be treated as if they had been converted as of the Merger Date into a right to receive the U.S. Healthcare Merger Consideration or the Aetna Merger Consideration, as applicable. U.S. Healthcare shall give Aetna prompt notice of any demands received by U.S. Healthcare for the exercise of dissenters' rights with respect to shares of U.S. Healthcare Stock and Aetna shall have the right to participate in all negotiations and proceedings with respect to such demands. U.S. Healthcare shall not, except with the prior written consent of Aetna, make any payment with respect to, or settle or offer to settle, any such demands.

     SECTION 1.7. Stock Options of U.S. Healthcare; Restricted Stock. (a) As of the date of this Agreement, each outstanding option granted to (i) a U.S. Healthcare employee to acquire U.S. Healthcare Stock (a "U.S. Healthcare Employee Stock Option") and (ii) each outstanding option granted to a non-employee to acquire U.S. Healthcare Stock (a "U.S. Healthcare Non-Employee Stock Option" and together with the U.S. Healthcare Employee Stock Options, the "U.S. Healthcare Stock Options"), in each case, under any incentive plan of U.S. Healthcare, shall become fully vested and exercisable. At the Merger Date, each U.S. Healthcare Stock Option then outstanding shall be canceled and treated as follows:

          (i) with respect to all U.S. Healthcare Non-Employee Stock Options and the number of shares subject to U.S. Healthcare Employee Stock Options held by each holder which, if all such holder's canceled U.S. Healthcare Employee Stock Options were exercised immediately prior to the Merger Date, would give rise to 40% of the income which would be recognized by such holder upon such exercise (assuming, for these purposes, that all such options were nonqualified options) (the "Initial Number of U.S. Healthcare Option Shares"), Parent shall issue in substitution therefor options to purchase Parent Common Stock on the terms and conditions described herein (each such substitute option, a "U.S. Healthcare Substitute Option"). U.S. Healthcare Substitute Options shall be issued under a Parent stock option plan to be adopted prior to the Merger Date and which shall comply in all respects with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act"). The number of shares of Parent Common Stock subject to each such U.S. Healthcare Substitute Option and the exercise price thereunder shall be computed in compliance with the requirements of Section 424(a) of the Code, and each such U.S. Healthcare Substitute Option shall otherwise be subject to the other applicable terms and conditions of the U.S. Healthcare Stock Option for which it is substituted. Without limiting the generality of the foregoing,
     (A) the exercise price of each U.S. Healthcare Substitute Option shall equal the exercise price of the U.S. Healthcare Stock Option for which such U.S. Healthcare Substitute Option was substituted, multiplied by a fraction, the numerator of which is the average closing price of Parent Common Stock for the five trading days following the Merger Date ("X") and the denominator of which is the closing price of U.S. Healthcare Stock on the last trading day preceding the Merger Date ("Y") and (B) the number of shares subject to such U.S. Healthcare Substitute Option shall equal the Initial Number of U.S. Healthcare Option Shares, multiplied by a fraction, the numerator of which is Y and the denominator of which is X. The U.S. Healthcare Stock Options for which U.S. Healthcare Substitute Options shall be issued with respect to each holder shall be selected in the following order:

          (1) first, incentive stock options, and

          (2) second, nonqualified options,

     in each case giving priority to those with the highest exercise price.

          (ii) with respect to each remaining canceled U.S. Healthcare Employee Stock Option, the holder shall receive in cash, as promptly as possible but in no event more than ten business days following the Merger Date, an amount equal to the excess of (A) the closing price of U.S. Healthcare Stock on the last trading day preceding the Merger Date, over (B) the exercise price of such U.S. Healthcare Stock Option, multiplied by the number of shares of U.S. Healthcare Stock subject to such remaining U.S. Healthcare Employee Stock Option.

     (b) As of the date of this Agreement, each outstanding share of restricted stock of U.S. Healthcare issued to U.S. Healthcare employees (the "U.S. Healthcare Restricted Stock") shall become fully vested and entitled to receive the U.S. Healthcare Merger Consideration. Each outstanding share of restricted stock of U.S. Healthcare issued to any Person who is not an employee of U.S. Healthcare shall become fully vested and entitled to receive the U.S. Healthcare Merger Consideration on the Merger Date.

     (c) Prior to the Merger Date, U.S. Healthcare (i) shall use its best efforts to obtain any consents from holders of any U.S. Healthcare Stock Options or U.S. Healthcare Restricted Stock and (ii) shall make any amendments to the terms of any of their respective incentive plans or arrangements, in each case that are necessary to give effect to the transactions contemplated by this
Section 1.7.

     (d) As soon as practicable after the Merger Date, Parent shall file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-8 with respect to the shares of Parent Common Stock underlying the U.S. Healthcare Substitute Options and use its reasonable best efforts to have such registration statement declared effective under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "1933 Act").

     SECTION 1.8. Stock Options of Aetna. (a) At the Merger Date, each outstanding option to purchase shares of Aetna Stock (an "Aetna Stock Option") under any of Aetna's incentive plans, whether vested or unvested, shall be canceled and Parent shall issue in substitution therefor an option to purchase Parent Common Stock on the terms and conditions described herein (each such replacement option an "Aetna Substitute Option"). Aetna Substitute Options shall be issued under a Parent stock option plan to be adopted prior to the Merger Date and which shall comply in all respects with the applicable requirements of Rule 16b-3 promulgated under the 1934 Act. The number of shares of Parent Common Stock subject to each such Aetna Substitute Option and the exercise price thereunder shall be equal to the number of shares of Aetna Stock subject to the Aetna Stock Option and the exercise price thereunder that such Aetna Substitute Option replaces and, in compliance with the requirements of Section 424(a) of the Code, each such Aetna Substitute Option shall be subject to substantially all of the other terms and conditions (including vesting schedule) of the Aetna Stock Option it replaces.

     (b) Prior to the Merger Date, Aetna shall (i) use its best efforts to obtain any consents from holders of any Aetna Stock Options and (ii) make any amendments to the terms of any of its incentive plans or arrangements, in each case, that are necessary to give effect to the transactions contemplated by this
Section 1.8.

     (c) As soon as practicable after the Merger Date, Parent shall file with the SEC a registration statement on Form S-8 with respect to the shares of Parent Common Stock underlying the Aetna Substitute Options and use its reasonable best efforts to have such registration statement declared effective under the 1933 Act.

     SECTION 1.9. Adjustments. If at any time during the period between the date of this Agreement and the Merger Date, any change in the outstanding shares of Aetna Stock or U.S. Healthcare Stock shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the Merger Consideration shall be appropriately adjusted.

     SECTION 1.10. Fractional Shares. No fractional shares of Parent Common Stock or Parent Preferred Stock shall be issued in the U.S. Healthcare Sub Merger, but in lieu thereof each holder of U.S. Healthcare Stock otherwise entitled to a fractional share of Parent Common Stock or , as applicable, will be entitled to receive, from the Exchange Agent in accordance with the provisions of this Section 1.10, a cash payment in lieu of such fractional shares of Parent Common Stock or Parent Preferred Stock, as applicable, representing such holder's proportionate interest, if any, in the net proceeds from the sale by the Exchange Agent in one or more transactions (which sale transactions shall be made at such times, in such manner and on such terms as the Exchange Agent shall determine in its reasonable discretion) on behalf of all such holders of the aggregate of the fractional shares of Parent Common Stock or Parent Preferred Stock, as applicable, which would otherwise have been issued (the "Excess Shares"). The sale of the Excess Shares by the Exchange Agent shall be executed on the New York Stock Exchange, Inc. (the "NYSE") through one or more member firms of the NYSE and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of shares of U.S. Healthcare Stock, the Exchange Agent will hold such proceeds in trust for the holders of U.S. Healthcare Stock. Parent shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including, without limitation, the expenses and compensation of the Exchange Agent, incurred in connection with such sale of the Excess Shares. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of U.S. Healthcare Stock in lieu of any fractional shares of Parent Common Stock or Parent Preferred Stock, as applicable, the Exchange Agent shall make available such amounts to such holders of shares of U.S. Healthcare Stock without interest.

     SECTION 1.11. Parent Rights. Aetna and U.S Healthcare shall cause Parent to enter into, effective as of the Merger Date, a rights agreement with terms substantially identical to the Aetna Rights Agreement (the "Parent Rights Agreement"). The rights to be issued pursuant to the Parent Rights Agreement are referred to herein as the "Parent Rights." No fractional Parent Rights shall be issued in the U.S. Healthcare Sub Merger. Instead, only whole Parent Rights will be issued in respect of whole shares of Parent Common Stock. Unless the context otherwise requires, all references herein to Parent Common Stock shall include the corresponding Parent Rights issued therewith pursuant to the Parent Rights Agreement.

                                   ARTICLE 2

                           THE SURVIVING CORPORATIONS

     SECTION 2.1. Articles and Certificate of Incorporation; Bylaws. (a) The articles of incorporation and bylaws of U.S. Healthcare in effect at the Merger Date shall be the articles of incorporation and bylaws, respectively, of the U.S. Healthcare Surviving Corporation until amended in accordance with applicable law. The U.S. Healthcare Surviving Corporation shall have the same name as U.S. Healthcare. The U.S. Healthcare Surviving Corporation shall succeed to all of the rights, privileges, powers and franchises, of a public as well as of a private nature, of U.S. Healthcare and U.S. Healthcare Sub, all of the properties and assets and all of the debts of U.S. Healthcare and U.S. Healthcare Sub, choses in action and other interests due or belonging to U.S. Healthcare and U.S. Healthcare Sub and shall be subject to, and responsible for, all of the debts, liabilities and duties of U.S. Healthcare and U.S. Healthcare Sub with the effect set forth in the Pennsylvania Law.

     (b) The certificate of incorporation and bylaws of Aetna in effect at the Merger Date shall be the certificate of incorporation and bylaws, respectively, of the Aetna Surviving Corporation until amended in accordance with applicable law. The Aetna Surviving Corporation shall have the same name as Aetna. The Aetna Surviving Corporation shall succeed to all of the rights, privileges, powers and franchises, of a public as well as of a private nature, of Aetna and Aetna Sub, all of the properties and assets of and all of the debts of Aetna and Aetna Sub, choses in action and other interests due or belonging to Aetna and Aetna Sub and shall be subject to, and responsible for, all of the debts, liabilities and duties of Aetna and Aetna Sub with the effect set forth in the Connecticut Law.

     SECTION 2.2. Directors and Officers. From and after the Merger Date, until successors are duly elected or appointed and qualified in accordance with applicable law, (a) the directors of the U.S. Healthcare Surviving Corporation immediately after the Merger Date shall be designated by Parent and shall include, without limitation, the two Co-Presidents, (b) the directors of Parent immediately after the Merger Date shall be the directors of the Aetna Surviving Corporation, (c) the officers of U.S. Healthcare immediately prior to the Merger Date (other than the Principal Shareholder) shall be the officers of the U.S. Healthcare Surviving Corporation and (d) the officers of Aetna immediately prior to the Merger Date shall be the officers of the Aetna Surviving Corporation.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                               OF U.S. HEALTHCARE

     U.S. Healthcare represents and warrants to Aetna that:

     SECTION 3.1. Corporate Existence and Power. U.S. Healthcare is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. U.S. Healthcare is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on U.S. Healthcare. For purposes of this Agreement, a "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, assets, or results of operations of such Person and its Subsidiaries taken as a whole or on the ability of such Person to perform its obligations hereunder. U.S. Healthcare has heretofore delivered to Aetna true and complete copies of U.S. Healthcare's articles of incorporation and bylaws as currently in effect.

     SECTION 3.2. Corporate Authorization. The execution, delivery and, subject to receipt of the approvals referred to in Section 3.3, the performance by U.S. Healthcare of this Agreement and the consummation by U.S. Healthcare of the transactions contemplated by this Agreement are within U.S. Healthcare's corporate powers and, except as set forth in the third sentence of this Section 3.2, have been duly authorized by all necessary corporate action. Without limiting the generality of the foregoing, the Board of Directors of U.S. Healthcare has unanimously adopted a resolution adopting and approving this Agreement. The affirmative vote of a majority of the total voting power represented by the outstanding shares of U.S. Healthcare Stock entitled to vote thereon, voting as a single class, is the only vote of any class or series of U.S. Healthcare's capital stock necessary to approve and adopt this Agreement and the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by U.S. Healthcare and constitutes a valid and binding agreement of U.S. Healthcare, enforceable against U.S. Healthcare in accordance with its terms, subject to (a) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     SECTION 3.3. Governmental Authorization. The execution, delivery and performance by U.S. Healthcare of this Agreement, and the consummation by U.S. Healthcare of the transactions contemplated by this Agreement require no action, by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) the filing of the U.S. Healthcare Articles of Merger in accordance with the Pennsylvania Law; (b) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); (c) compliance with any applicable requirements of the 1934 Act; (d) compliance with any applicable requirements of the 1933 Act; (e) compliance with any applicable foreign or state securities or Blue Sky laws; (f) approvals or filings required under laws, rules and regulations governing insurance and insurance companies, health maintenance organizations, health care service plans, third party administrators or other managed health care organizations; and (g) filings and notices not required to be made or given until after the Merger Date.

     SECTION 3.4. Non-Contravention. Except as disclosed on Schedule 3.4, the execution, delivery and performance by U.S. Healthcare of this Agreement and the consummation by U.S. Healthcare of the transactions contemplated by this Agreement do not and will not (a) assuming receipt of the approvals referred to in Sections 3.2, contravene or conflict with the articles of incorporation or bylaws of U.S. Healthcare, (b) assuming compliance with the matters referred to in Section 3.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to U.S. Healthcare or any Subsidiary of U.S. Healthcare, (c) constitute a default (or an event which with notice, the lapse of time or both would become a default) under or give rise to a right of termination, cancellation or acceleration of any right or obligation of U.S. Healthcare or any Subsidiary of

U.S. Healthcare or to a loss of any benefit to which U.S. Healthcare or any Subsidiary of U.S. Healthcare is entitled under any provision of any agreement, contract or other instrument binding upon U.S. Healthcare or any Subsidiary of U.S. Healthcare or any license, franchise, permit or other similar authorization held by U.S. Healthcare or any Subsidiary of U.S. Healthcare, or (d) result in the creation or imposition of any Lien on any asset of U.S. Healthcare or any Subsidiary of U.S. Healthcare, except for such contraventions, conflicts or violations referred to in clause (b) or defaults, rights of termination, cancellation or acceleration, losses or Liens referred to in clause (c) or (d) that would not, individually or in the aggregate, have a Material Adverse Effect on U.S. Healthcare. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     SECTION 3.5. Capitalization. As of February 29, 1996, the authorized capital stock of U.S. Healthcare consists of 275,000,000 shares of Common Stock, 50,000,000 shares of Class B Stock and 50,000,000 shares of preferred stock. As of February 29, 1996, there were (i) 139,481,136 shares of Common Stock outstanding, including 748,481 shares of employee and non-employee unvested restricted common stock, (ii) 14,429,867 shares of Class B Stock outstanding and
(iii) no shares of preferred stock outstanding. As of February 29, 1996, there were employee and non-employee stock options to purchase an aggregate of 4,004,857 shares of Common Stock outstanding (of which options to purchase an aggregate of 802,346 shares of Common Stock were exercisable). All outstanding shares of capital stock of U.S. Healthcare have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Section
3.5 and except for changes since February 29, 1996 resulting from the exercise of stock options outstanding on such date, there are outstanding (a) no shares of capital stock or other voting securities of U.S. Healthcare, (b) no securities of U.S. Healthcare convertible into or exchangeable for shares of capital stock or voting securities of U.S. Healthcare, and (c) no options or other rights to acquire from U.S. Healthcare, and no obligation of U.S. Healthcare to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of U.S. Healthcare (the items in clauses (a), (b) and (c) being referred to collectively as the "U.S. Healthcare Securities"). There are no outstanding obligations of U.S. Healthcare or any Subsidiary of U.S. Healthcare to repurchase, redeem or otherwise acquire any U.S. Healthcare Securities other than put rights with respect to not more than 100,000 shares of Common Stock held by providers of medical services.

     SECTION 3.6. Subsidiaries. (a) Each Subsidiary of U.S. Healthcare is duly incorporated, validly existing (as an insurance corporation, corporation organized as a health maintenance organization or otherwise) and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation or is duly licensed to do business as an insurer, a health maintenance organization or otherwise and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where failure to be so qualified or licensed would not, individually or in the aggregate, have a Material Adverse Effect on U.S. Healthcare. All Subsidiaries and their respective jurisdictions of incorporation are identified in U.S. Healthcare's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "U.S. Healthcare 10-K").

     (b) Except as disclosed on Schedule 3.6, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary of U.S. Healthcare, is owned by U.S. Healthcare, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). Except as disclosed on Schedule 3.6, there are no outstanding (i) securities of U.S. Healthcare or any Subsidiary of U.S. Healthcare convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of U.S. Healthcare, and (ii) options or other rights to acquire from U.S. Healthcare or any Subsidiary of U.S. Healthcare, and no other obligation of U.S. Healthcare or any Subsidiary of U.S. Healthcare to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for, any capital stock, voting securities or ownership interests in, any Subsidiary of U.S. Healthcare (the items in clauses (i) and (ii) being referred to collectively as the "U.S. Healthcare Subsidiary Securities"). Except as disclosed on Schedule 3.6, there are no outstanding obligations of U.S. Healthcare or any Subsidiary of U.S. Healthcare to repurchase, redeem or otherwise acquire any outstanding U.S. Healthcare Subsidiary Securities.

     SECTION 3.7. SEC Filings. (a) U.S. Healthcare has delivered to Aetna (i) U.S. Healthcare's annual reports on Form 10-K for its fiscal years ended December 31, 1995, 1994 and 1993, (ii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the shareholders of U.S. Healthcare held since January 1, 1993, and (iii) all of its other reports, statements, schedules and registration statements filed with the SEC since January 1, 1993.

     (b) As of its filing date, each such report, statement, schedule or registration statement filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (c) Each such registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act as of the date such registration statement or amendment became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.8. Financial Statements. The audited consolidated financial statements of U.S. Healthcare included in its annual reports on Form 10-K referred to in Section 3.7 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of U.S. Healthcare and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended. For purposes of this Agreement, "U.S. Healthcare Balance Sheet" means the consolidated balance sheet of U.S. Healthcare as of December 31, 1995 set forth in the U.S. Healthcare 10-K and "U.S. Healthcare Balance Sheet Date" means December 31, 1995.

     SECTION 3.9. Disclosure Documents. (a) Each document required to be filed by U.S. Healthcare with the SEC in connection with the transactions contemplated by this Agreement (the "U.S. Healthcare Disclosure Documents"), including, without limitation, the proxy or information statement of U.S. Healthcare (the "U.S. Healthcare Proxy Statement"), if any, to be filed with the SEC in connection with this Agreement and the U.S. Healthcare Sub Merger, and any amendments or supplements thereto, will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act.

     (b) At the time the U.S. Healthcare Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of U.S. Healthcare and at the time such shareholders vote on the adoption and approval of this Agreement, the U.S. Healthcare Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. At the time of the filing of any U.S. Healthcare Disclosure Document other than the U.S. Healthcare Proxy Statement and at the time of any distribution thereof, such U.S. Healthcare Disclosure Document will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this
Section 3.9(b) will not apply to statements included in or omissions from the U.S. Healthcare Disclosure Documents based upon information furnished to U.S. Healthcare in writing by Aetna or Parent specifically for use therein.

     SECTION 3.10. Information Supplied. The information supplied or to be supplied by U.S. Healthcare for inclusion or incorporation by reference in (i) the Aetna Proxy Statement or any amendment or supplement thereto will not, at the time the Aetna Proxy Statement is first mailed to shareholders of Aetna and at the time such shareholders vote on the proposals relating to the Aetna Sub Merger set forth therein, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made is not misleading, (ii) the Form S-4 or any amendment or supplement thereto will not, at the time the Form S-4 becomes effective under the 1933 Act and at the Merger Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Aetna Disclosure Document or Parent Disclosure Document (other than the Aetna Proxy Statement, the Form S-4 and any amendments or supplements to either) will not, at the time of effectiveness of such Aetna Disclosure Document or Parent Disclosure Document and at the time of any distribution thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     SECTION 3.11. Absence of Certain Changes. Except as disclosed in the U.S. Healthcare 10-K, as set forth on Schedule 3.11, or as specifically permitted by
Section 5.1, since the U.S. Healthcare Balance Sheet Date U.S. Healthcare and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been:

          (a) any event, occurrence or facts which has had or is reasonably expected to have a Material Adverse Effect on U.S. Healthcare;

          (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of U.S. Healthcare (other than payment of U.S. Healthcare's regular quarterly dividend on U.S. Healthcare Common Stock in an amount not exceeding $0.275 per share and on Class B Stock in an amount not exceeding $0.248 per share), or any repurchase, redemption or other acquisition by U.S. Healthcare or any Subsidiary of U.S. Healthcare of any amount of outstanding shares of capital stock or other securities of, or other ownership interests in, U.S. Healthcare, which repurchase, redemption or other acquisition, individually or in the aggregate, is material to U.S. Healthcare and its Subsidiaries, taken as a whole;

          (c) any amendment of any term of any outstanding security of U.S. Healthcare or any Subsidiary of U.S. Healthcare (other than amendments to the U.S. Healthcare Stock Options or the restricted stock of U.S. Healthcare to accelerate the vesting thereof upon execution of this Agreement);

          (d) any incurrence, assumption or guarantee by U.S. Healthcare or any Subsidiary of U.S. Healthcare of any indebtedness from any third party for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

          (e) any creation or assumption by U.S. Healthcare or any Subsidiary of U.S. Healthcare of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

          (f) any making of any loan, advance or capital contribution to or investment in any Person other than (i) loans, advances or capital contributions to or investments in Subsidiaries of U.S. Healthcare, (ii) investments in securities consistent with past practice or (iii) other loans, advances, capital contributions or investments in an aggregate amount not exceeding $25,000,000;

          (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of U.S. Healthcare or any Subsidiary of U.S. Healthcare which, individually or in the aggregate, is or may reasonably be expected to be material to U.S. Healthcare and its Subsidiaries, taken as a whole;

          (h) any transaction or commitment made, or any contract or agreement entered into, by U.S. Healthcare or any Subsidiary of U.S. Healthcare relating to its assets or business (including, without limitation, the acquisition or disposition of any assets) or any relinquishment by U.S. Healthcare or any Subsidiary of U.S. Healthcare of any contract, license or other right which, in any such case, individually or in the aggregate, would have a Material Adverse Effect on U.S. Healthcare, other than transactions, commitments, contracts or agreements contemplated by this Agreement;

          (i) any change in any method of accounting or accounting principle or practice by U.S. Healthcare or any Subsidiary of U.S. Healthcare, except for any such change required by reason of a concurrent change in generally accepted accounting principles or statutory accounting principles;

          (j) (A) except for new employment agreements with the Persons listed on Schedule 3.11(j) (each, a "Specified U.S. Healthcare Officer"), entered into as of the date hereof, or in the case of those Specified U.S. Healthcare Officers listed on Schedule 8.2(b), in the form of Schedule 3.11(j)(A) hereto (i) any grant by U.S. Healthcare or any of its Subsidiaries of any severance or termination pay to, or entry into any employment, termination or severance arrangement with, any Specified U.S. Healthcare Officer or, (ii) except in the ordinary course of business consistent in magnitude and character with past practice and with the terms of severance or termination arrangements in effect or pending on the U.S. Healthcare Balance Sheet Date with respect to individuals with comparable positions or responsibilities, any grant of any severance or termination pay to, or entry into any employment, termination or severance arrangement with, any other employees; (B)(i) any amendment in any material respect of any employment, termination or severance arrangement with any Specified U.S. Healthcare Officer or (ii) except in the ordinary course, any amendment in any material respect of any employment termination or severance arrangement with any other directors, officers or employees (it being understood that for the purposes of clauses (i) and (ii), any increase or acceleration of benefits under any such agreement or arrangement shall be deemed material); (C) any (x) establishment, adoption, entry into, or (y) except (I) the matters described in the parenthetical clause of Section 3.11(c) hereof and (II) the acceleration of vesting of U.S. Healthcare Non-Employee Stock Options and restricted stock of U.S. Healthcare issued to Persons who are not employees of U.S. Healthcare, amendment or action to accelerate or enhance any rights or benefits under,
     (i) any plan providing for options, stock, performance awards or other forms of incentive or deferred compensation or (ii) any collective bargaining, bonus, profit sharing, thrift, compensation, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any of its directors, officers or employees; (D) any grant, conferment or award of any options, stock, performance awards or other awards to acquire any shares of capital stock of U.S. Healthcare (other than an aggregate of 150,000 options to acquire U.S. Healthcare Stock and/or shares of restricted stock of U.S. Healthcare pursuant to the terms existing on the date hereof of U.S. Healthcare's plans to persons other than the Specified U.S. Healthcare Officers); (E) any increase in the contribution percentages under U.S. Healthcare's defined contribution plans; or (F) (i) other than an annual adjustment with respect to the 1997 calendar year if the Merger Date occurs after December 31, 1996, which adjustment shall be of a magnitude and character consistent with past practice, any increase in the compensation or benefits of Specified U.S. Healthcare Officers or any payment of any benefit not required by any plan or arrangement in effect as of the date hereof or (ii) except in the ordinary course of business consistent in magnitude and character with past practice and in no event greater than 6% in the aggregate on a per annum basis for all other individuals as a group, any increase in the compensation or benefits of any other employees or payment of any benefit not required by any plan or arrangement as in effect on the U.S. Healthcare Balance Sheet Date;

          (k) except such contracts as would not be material to U.S. Healthcare and its Subsidiaries as a whole or material to their operations in any Standard Metropolitan Statistical Area, any entry by U.S. Healthcare or any of its Subsidiaries into any contract limiting the right of U.S. Healthcare or any of its Subsidiaries at any time on or after the date of this Agreement or Aetna or any of its Subsidiaries or Affiliates at or after the Merger Date, to engage in, or to compete with any Person in, any business, including, without limitation, any contract which includes exclusivity provisions restricting the geographical area in which, or the method by which, any such business may be conducted by U.S. Healthcare or any of its Subsidiaries or Affiliates, or by Aetna or any of its Subsidiaries or Affiliates after the Merger Date;

          (l) any entry by U.S. Healthcare or any of its Subsidiaries into any acquisition, joint venture, or franchising agreement or arrangement which is material to U.S. Healthcare and its Subsidiaries, taken as a whole; or

          (m) any entry by U.S. Healthcare or any of its Subsidiaries into any agreement or arrangement with a third party on an exclusive basis to offer or market any of the following services of such third party:

     group life, disability, managed workers' compensation, long term care, dental, behavioral or pharmacy benefits.

     SECTION 3.12. No Undisclosed Material Liabilities. There are no liabilities, commitments or obligations (whether pursuant to contracts or otherwise) of U.S. Healthcare or any Subsidiary of U.S. Healthcare of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, including, without limitation, any fines, disciplinary actions or other adverse actions that may be taken or reported concerning the conduct of U.S. Healthcare or any of its Subsidiaries, other than:

          (a) liabilities, commitments or obligations disclosed or provided for in the U.S. Healthcare Balance Sheet or in the U.S. Healthcare 10-K;

          (b) liabilities, commitments or obligations incurred in the ordinary course of business since the U.S. Healthcare Balance Sheet Date;

          (c) liabilities, commitments or obligations under this Agreement; and

          (d) liabilities, commitments or obligations which, individually or in the aggregate, have not had, and are not reasonably likely to have, a Material Adverse Effect on U.S. Healthcare.

     SECTION 3.13. Litigation; Investigations. Except as disclosed or referred to in the U.S. Healthcare 10-K or in Schedule 3.13, there is no action, claim, suit, investigation, proceeding or examination, including, without limitation, any insurance or health related investigations, proceedings or examinations pending against or affecting, or to the knowledge of U.S. Healthcare threatened against or affecting, U.S. Healthcare or any Subsidiary of U.S. Healthcare or any of their respective properties before any court or arbitrator or any governmental body, agency, authority or official which, net of reserves established therefor reflected in the U.S. Healthcare 10-K and giving effect to reinsurance probable of recovery, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on U.S. Healthcare.

     SECTION 3.14. Taxes. (a) All Tax Returns required to be filed (taking into account all extensions heretofore granted) on or before the date hereof or the Merger Date by or on behalf of U.S. Healthcare or any of its Subsidiaries have been filed within the time and in the manner prescribed by law, other than those Tax Returns the failure of which to file would not have a Material Adverse Effect on U.S. Healthcare.

          (b) As of the time of filing, all such Tax Returns correctly reflected in all material respects all facts regarding the income, business, assets, operations, activities and status of U.S. Healthcare and its Subsidiaries and any other information required to be shown therein.

          (c) All Taxes shown to be due and payable by U.S. Healthcare and any of its Subsidiaries on all such Tax Returns have been timely paid, or withheld and remitted to the appropriate Taxing Authorities.

          (d) Except as set forth on Schedule 3.14, all applicable statutes of limitations for the assessment of material Taxes against U.S. Healthcare and any of its Subsidiaries have expired. No deficiency payment of any Taxes for any period has been asserted by any Taxing Authority which remains unsettled at the date hereof except for deficiencies which would not have a Material Adverse Effect on U.S. Healthcare.

          (e) Except for Tax Returns required to be filed with respect to the 1995 taxable year, neither U.S. Healthcare nor any of its Subsidiaries has requested any extension of time within which to file any Tax Return which has not yet been filed.

          (f) There are no material Liens upon any property or assets of U.S. Healthcare or any of its Subsidiaries for Taxes, except for Tax liens in respect of Taxes not yet due or which are being contested in good faith and by appropriate proceedings (and for the payment of which adequate reserves have been provided) and reflected in the U.S. Healthcare 10-K.

          (g) Except as set forth on Schedule 3.14, there is no claim, audit, action, suit, proceeding, or investigation now pending or threatened against or with respect to U.S. Healthcare or any of its Subsidiaries in respect of any Taxes.

          (h) Neither U.S. Healthcare nor any of its Subsidiaries has any contractual obligations under any tax sharing agreement or similar agreement or tax indemnity agreement with any corporation which is not a member of the affiliated group of corporations of which U.S. Healthcare is the common parent.

          (i) There are no requests for rulings or determinations in respect of any Tax pending between U.S. Healthcare or any of its Subsidiaries and any Taxing Authorities.

          (j) Neither U.S. Healthcare nor any of its Subsidiaries owns any interest in real property in the State of New York or in any other jurisdiction in which a Tax is imposed on the transfer of a controlling interest in an entity that owns any interest in real property.

          (k) For purposes of this Agreement, "Taxes" means all United States Federal, state, local and foreign taxes, levies and other assessments, including, without limitation, all income, sales, use, goods and services, value added, capital, capital gains, net worth, transfer, profits, withholding, payroll, employer health, unemployment insurance payments, excise, real property and personal property taxes, and any other taxes, assessments or similar charges in the nature of a tax, including, without limitation, interest, additions to tax, fines and penalties, imposed by a governmental or public body, agency, official or authority (the "Taxing Authorities"). For purposes of this Agreement, "Tax Return" shall mean any return, report, information return or other document (including any related or supporting information) required to be filed with any Taxing Authority in connection with the determination, assessment, collection, administration or imposition of any Taxes.

     SECTION 3.15. ERISA. (a) Schedule 3.15 contains a list identifying each "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), which (i) is subject to any provision of ERISA and (ii) is maintained, administered or contributed to by U.S. Healthcare or any Subsidiary of U.S. Healthcare and covers any employee or former employee of U.S. Healthcare or any Subsidiary of U.S. Healthcare or under which U.S. Healthcare or any Subsidiary of U.S. Healthcare has any liability. Copies of such plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof have been furnished to Aetna together with (A) the three most recent annual reports (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such plan and
(B) the most recent actuarial valuation report prepared in connection with any such plan. Such plans are referred to collectively herein as the "U.S. Healthcare Employee Plans". For purposes of this Section, "ERISA Affiliate" of any Person means any other Person which, together with such Person, would be treated as a single employer under Section 414 of the Code. The only U.S. Healthcare Employee Plans which individually or collectively would constitute an "employee pension benefit plan" as defined in Section 3(2) of ERISA (the "Pension Plans") are identified as such in the list referred to above. U.S. Healthcare has provided Aetna with complete age, salary, service and related data as of a recent date for employees and former employees of U.S. Healthcare and any Subsidiary of U.S. Healthcare covered under the Pension Plans.

     (b) Except as set forth in Schedule 3.15, no U.S. Healthcare Employee Plan
(i) constitutes a "multiemployer plan", as defined in Section 3(37) of ERISA (a "Multiemployer Plan"), (ii) is maintained in connection with any trust described in Section 501(c)(9) of the Code or (iii) is subject to Title IV of ERISA. Neither U.S. Healthcare nor any ERISA Affiliate of U.S. Healthcare has (i) engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 or 4212(c) of ERISA or (ii) incurred, or reasonably expects to incur prior to the Merger Date, (A) any liability under Title IV of ERISA arising in connection with the termination of, or a complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA or (B) any liability under Section 4971 of the Code that in either case could become a liability of Parent or any of its Affiliates after the Merger Date. Nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any U.S. Healthcare Employee Plan has or will make U.S. Healthcare or any Subsidiary of U.S. Healthcare, or any officer or director of U.S. Healthcare or any Subsidiary of U.S. Healthcare, subject to any liability under Title I of ERISA or liable for any tax pursuant to Section 4975 of the Code that could have a Material Adverse Effect on U.S. Healthcare.

     (c) With respect to each U.S. Healthcare Employee Plan which is intended to be qualified under Section 401(a) of the Code, U.S. Healthcare has received a favorable determination letter that the plan is so qualified and that each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code and, to the knowledge of U.S. Healthcare, no event has occurred since the date of such determination that would adversely affect such qualification and exception. U.S. Healthcare has furnished to Aetna copies of the most recent Internal Revenue Service determination letters with respect to each such Plan. Each U.S. Healthcare Employee Plan has been maintained in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Plan.

     (d) Except as set forth in Schedule 3.15, or in connection with the transactions contemplated by this Agreement, there is no contract, agreement, plan or arrangement covering any employee or former employee of U.S. Healthcare or any Subsidiary of U.S. Healthcare that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(a)(1), 162(m) or 280G of the Code.

     (e) U.S. Healthcare has provided Aetna with a list of each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an U.S. Healthcare Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by U.S. Healthcare or any of its Subsidiaries and (iii) covers any employee or former employee of U.S. Healthcare or any of its Subsidiaries. Such contracts, plans and arrangements as are described above, copies or descriptions of all of which have been furnished or made available previously to Aetna, are referred to collectively herein as the "U.S. Healthcare Benefit Arrangements". Each U.S. Healthcare Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such U.S. Healthcare Benefit Arrangement.

     (f) Except for the Retiree Health Benefit Plan, neither U.S. Healthcare nor any Subsidiary of U.S. Healthcare has any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of U.S. Healthcare or any Subsidiary of U.S. Healthcare, except as required to avoid excise tax under Section 4980B of the Code. No condition exists that would prevent U.S. Healthcare or any Subsidiary of U.S. Healthcare from amending or terminating any U.S. Healthcare Employee Plan or U.S. Healthcare Benefit Arrangement providing health or medical benefits in respect of any active employee of U.S. Healthcare or any Subsidiary other than limitations imposed under the terms of a collective bargaining agreement.

     (g) Except as disclosed in writing to Aetna prior to the date hereof, there has been no amendment to, written interpretation or announcement (whether or not written) by U.S. Healthcare or any of its Subsidiaries relating to, or change in employee participation or coverage under, any U.S. Healthcare Employee Plan or U.S. Healthcare Benefit Arrangement which would increase materially the expense of maintaining such U.S. Healthcare Employee Plan or U.S. Healthcare Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended on the U.S. Healthcare Balance Sheet Date.

     (h) Except as set forth in Schedule 3.15, neither U.S. Healthcare nor any Subsidiary of U.S. Healthcare is a party to or subject to any union contract or any employment contract or arrangement providing for annual future cash compensation of $250,000 or more with any officer, director or employee.

     (i) U.S. Healthcare has provided or made available a list of (a) the names, titles, annual salaries and other compensation of all officers of U.S. Healthcare or its Subsidiaries and all other employees of U.S. Healthcare or its Subsidiaries whose annual base salary exceeds $250,000 and (b) the wage rates for non-salaried employees of U.S. Healthcare and its Subsidiaries (by classification). None of the employees referred to in clause (a) and no other key employee of U.S. Healthcare or its Subsidiaries has disclosed to U.S. Healthcare and its Subsidiaries that he or she intends to resign or retire as a result of the transactions contemplated by this Agreement, or otherwise for any other reason within one year after the date of this Agreement (other than the Principal Shareholder).

     (j) U.S. Healthcare and its Subsidiaries are in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice, failure to comply with which or engagement in which, as the case may be, would reasonably be expected to have a Material Adverse Effect on U.S. Healthcare. There is no unfair labor practice complaint pending or, to the knowledge of U.S. Healthcare, threatened against U.S. Healthcare or any Subsidiary of U.S. Healthcare before the National Labor Relations Board which would reasonably be expected to have a Material Adverse Effect on U.S. Healthcare; and

     (k) None of the assets of U.S. Healthcare constitute the assets of any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code.

     SECTION 3.16. Permits; Compliance with Laws. (a) U.S. Healthcare and its Subsidiaries hold all governmental licenses, authorizations, consents and approvals required to carry on their respective businesses as now conducted (the "U.S. Healthcare Permits") and are in compliance in all respects with the terms of the U.S. Healthcare Permits, except for any noncompliance which, individually or in the aggregate, has not had and is not reasonably likely to have a Material Adverse Effect on U.S. Healthcare or as disclosed in the U.S. Healthcare 10-K. Except as disclosed in the U.S. Healthcare 10-K, neither U.S. Healthcare nor any Subsidiary of U.S. Healthcare is in violation of, or has violated, any applicable provisions of any laws, rules, ordinances or regulations, in any such case, in a manner that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on U.S. Healthcare. U.S. Healthcare has advised Aetna of the facts underlying currently pending formal proceedings with respect to any potentially material violations of any of the foregoing.

     (b) U.S. Healthcare and its Subsidiaries have complied in all respects with all laws, rules, ordinances and regulations governing all Medicare, Medicaid and any other contracts with any government entity and have filed all returns, cost reports and other filings in the manner prescribed by applicable laws, rules, ordinances or regulations, except for any such non-compliance or failure to make any such filing or filings, which individually or in the aggregate, has not had and is not reasonably expected to have a Material Adverse Effect on U.S. Healthcare. All returns, cost reports and other financial filings made by U.S. Healthcare or any of its Subsidiaries to Medicare, Medicaid or any other governmental health or welfare related entity or third party payor were true, correct and complete in all material respects as of their date of filing. Neither U.S. Healthcare nor any of its Subsidiaries has been subject to any written finding of fraudulent procedures or practices arising out of the provision of health care services relating to Medicare, Medicaid or any other government entity with which U.S. Healthcare or any Subsidiary of U.S. Healthcare has a contract to provide health care services or benefits, and except as disclosed in Schedule 3.16, neither U.S. Healthcare nor any of its Subsidiaries is currently subject to any pending or threatened audit relating to such fraudulent procedures or practices.

     SECTION 3.17. Finders' Fees. Except for Goldman, Sachs & Co. and Merrill Lynch & Co., Inc., copies of whose engagement agreements have been or will be promptly provided to Aetna, there is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, U.S. Healthcare or any Subsidiary of U.S. Healthcare who might be entitled to any fee or commission from U.S. Healthcare, Aetna or any Subsidiary or Affiliate of either upon consummation of the transactions contemplated by this Agreement.

     SECTION 3.18. Intellectual Property Rights. (a) U.S. Healthcare and its Subsidiaries own or have rights to use, free and clear of all Liens, and have not assigned, hypothecated or otherwise encumbered, the name "U.S. Healthcare" and any of U.S. Healthcare's related trademarks, tradenames, service marks or logos. Except as set forth on Schedule 3.18, U.S. Healthcare has no knowledge of any current pending or threatened infringement or challenge by any Person with respect to the name "U.S. Healthcare" and the U.S. Healthcare logo.

     (b) Except as set forth on Schedule 3.18, each of U.S. Healthcare and its Subsidiaries owns outright or holds valid and enforceable licenses to all copies of the operating and applications computer software programs and databases material to the conduct by U.S. Healthcare and its Subsidiaries of their respective businesses (other than programs and databases that are generally commercially available) as of the date hereof (collectively, the "U.S. Healthcare Software"). None of the U.S. Healthcare Software used by U.S. Healthcare and its Subsidiaries, and no use thereof, infringes upon or violates any patent, copyright, trade secret or other proprietary right of any other Person and, to the best knowledge of U.S. Healthcare, no claim with respect to any such infringement or violation is pending or threatened, except for any such infringement which, individually or in the aggregate, has not had and is not reasonably expected to have a Material Adverse Effect on U.S. Healthcare. Upon consummation of the transactions contemplated by this Agreement, except for U.S. Healthcare Software sold or otherwise disposed of in the ordinary course of business after the date hereof, each of U.S. Healthcare and its Subsidiaries (i) will continue to own all the U.S. Healthcare Software owned by it, free and clear of all claims, Liens, encumbrances, obligations and liabilities and (ii) with respect to all agreements for the lease or license of U.S. Healthcare Software which require consents or other actions as a result of the consummation of the transactions contemplated by this Agreement in order for U.S. Healthcare and its Subsidiaries to continue to use and operate such U.S. Healthcare Software after the consummation of the transactions contemplated by this Agreement, shall have obtained such consents or taken such other actions so required prior to the Merger Date, except for such consents or actions that if not obtained or taken, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect on U.S. Healthcare.

     SECTION 3.19. Takeover Statutes. The provisions of Subchapters G, H, I and J of Chapter 25 of the Pennsylvania Law are not applicable to U.S. Healthcare.

     SECTION 3.20. Fairness Opinion. U.S. Healthcare has received the opinion of Merrill Lynch & Co., Inc. to the effect that, as of the date hereof, the U.S. Healthcare Merger Consideration to be received by the holders of U.S. Healthcare Stock (other than Aetna and its Affiliates) in the U.S. Healthcare Sub Merger is fair to such holders from a financial point of view and the opinion of Goldman, Sachs & Co. that the U.S. Healthcare Merger Consideration to be received by the holders of U.S. Healthcare Stock pursuant to this Agreement is, as of the date of this Agreement, fair to such holders. It is agreed and understood that such opinions are for the sole benefit of the Board of Directors of U.S. Healthcare and may not be relied upon by Parent, Aetna or any third party.

                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                                    OF AETNA

     Aetna represents and warrants to U.S. Healthcare that:

     SECTION 4.1. Corporate Existence and Power. Aetna is duly incorporated and validly existing as an insurance corporation in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Aetna is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on Aetna. Aetna has heretofore delivered to U.S. Healthcare true and complete copies of Aetna's certificate of incorporation and bylaws as currently in effect.

     SECTION 4.2. Corporate Authorization. The execution, delivery and, subject to receipt of the approvals referred to in Section 4.3, the performance by Aetna of this Agreement and the consummation by Aetna of the transactions contemplated by this Agreement are within the corporate powers of Aetna and have been duly authorized by all necessary corporate action, except for any required approval by Aetna's shareholders of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Aetna and constitutes a valid and binding agreement of Aetna enforceable against Aetna in accordance with its terms, subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and, in the case of Aetna, the rights of creditors of insurance companies generally and (b) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     SECTION 4.3. Governmental Authorization. The execution, delivery and performance by Aetna of this Agreement and the consummation by Aetna of the transactions contemplated by this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) the filing of an Aetna Certificate of Merger in accordance with the Connecticut Law; (b) compliance with any applicable requirements of the HSR Act;
(c) compliance with any applicable requirements of the 1934 Act; (d) compliance with any applicable requirements of the 1933 Act; (e) compliance with any applicable foreign or state securities or Blue Sky laws; (f) approvals or filings required under laws, rules and regulations governing insurance and insurance companies, health maintenance organizations, health care services plans, third party administrators or other managed health care organizations;
(g) the filing with the Secretary of the State and, if required, the Insurance Commissioner of the State of Connecticut of an amendment to Parent's certificate of incorporation to reflect the changes contemplated by Section 7.11 hereof; and
(h) filings and notices not required to be made or given until after the Merger Date.

     SECTION 4.4. Non-Contravention. Except as disclosed on Schedule 4.4, the execution, delivery and performance by Aetna of this Agreement and the consummation by Aetna of the transactions contemplated by this Agreement do not and will not (a) assuming receipt of the approvals referred to in Section 4.2, contravene or conflict with the certificate of incorporation or bylaws of Aetna,
(b) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Aetna or any Subsidiary of Aetna, (c) constitute a default (or an event which with notice, the lapse of time or both would become a default) under or give rise to a right of termination, cancellation or acceleration of any right or obligation of Aetna or any Subsidiary of Aetna or to a loss of any benefit to which Aetna or any Subsidiary of Aetna is entitled under any provision of any agreement, contract or other instrument binding upon Aetna or any Subsidiary of Aetna or any license, franchise, permit or other similar authorization held by Aetna or any Subsidiary of Aetna, or (d) result in the creation or imposition of any Lien on any asset of Aetna or any Subsidiary of Aetna, except for such contraventions, conflicts or violations referred to in clause (b) or defaults, rights of termination, cancellation or acceleration, losses or Liens referred to in clause (c) or (d) that would not, individually or in the aggregate, have a Material Adverse Effect on Aetna.

     SECTION 4.5. Capitalization. As of February 29, 1996, the authorized capital stock of Aetna consisted of 10,000,000 shares of Class A Voting Preferred Stock without par value ("Aetna Class A Stock"), 15,000,000 shares of Class B Voting Preferred Stock without par value ("Aetna Class B Stock"), 15,000,000 shares of Class C Non-Voting Preferred Stock without par value ("Aetna Class C Stock") and 250,000,000 shares of Aetna Stock without par value ("Aetna Stock"). As of February 29, 1996, there were (i) no shares of Aetna Class A Stock outstanding, (ii) no shares of Aetna Class B Stock outstanding,
(iii) no shares of Aetna Class C Stock outstanding and (iv) 114,990,477 shares of Aetna Stock outstanding. As of February 29, 1996, an aggregate of 15,208,090 shares of Aetna Stock were reserved for issuance or issuable under employee benefit or other compensation plans or programs or dividend reinvestment plans of Aetna. All outstanding shares of capital stock of Aetna have been duly authorized and validly issued and are fully paid and nonassessable.

     SECTION 4.6. SEC Filings. (a) Aetna has delivered to U.S. Healthcare (i) Aetna's annual reports on Form 10-K for its fiscal years ended December 31, 1995 (the "Aetna 10-K"), 1994 and 1993, (ii) its proxy or information statements relating to meetings of or actions taken without a meeting by Aetna's shareholders held since January 1, 1993, and (iii) all of its other reports, statements, schedules and registration statements filed with the SEC since January 1, 1993.

     (b) As of its filing date, each such report or statement, schedule or registration filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (c) Each such registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act as of the date such registration statement or amendment became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.7. Financial Statements. The audited consolidated financial statements of Aetna included in its annual reports on Form 10-K referred to in
Section 4.6 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Aetna and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended. For purposes of this Agreement, "Aetna Balance Sheet" means the consolidated balance sheet of Aetna as of December 31, 1995 set forth in the Aetna 10-K and the "Aetna Balance Sheet Date" means December 31, 1995.

     SECTION 4.8. Disclosure Documents. (a) Each document required to be filed by Aetna with the SEC in connection with the transactions contemplated by this Agreement (the "Aetna Disclosure Documents"), including, without limitation, the proxy or information statement of Aetna (the "Aetna Proxy Statement"), if any, to be filed with the SEC in connection with this Agreement and the Aetna Sub Merger, and any amendments or supplements thereto, will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act.

     (b) At the time the Aetna Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of Aetna and at the time such shareholders vote on the proposals relating to this Agreement and the Aetna Sub Merger set forth therein, the Aetna Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. At the time of the filing of any Aetna Disclosure Document other than the Aetna Proxy Statement and at the time of any distribution thereof, such Aetna Disclosure Document will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.8 will not apply to statements included in or omissions from the Aetna Disclosure Documents based upon information furnished to Aetna in writing by U.S. Healthcare or Parent specifically for use therein.

     SECTION 4.9. Information Supplied. The information supplied or to be supplied by Aetna for inclusion or incorporation by reference in (i) the U.S. Healthcare Proxy Statement or any amendment or supplement thereto will not, at the time the U.S. Healthcare Proxy Statement is first mailed to shareholders of U.S. Healthcare and at the time such shareholders vote on the approval and adoption of this Agreement, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (ii) the Form S-4 or any amendment or supplement thereto will not, at the time the Form S-4 or any amendment or supplement thereto become effective under the 1933 Act and on the Merger Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any U.S. Healthcare Disclosure Document or Parent Disclosure Document (other than the U.S. Healthcare Proxy Statement and the Form S-4) will not, at the time of effectiveness of such U.S. Healthcare Disclosure Document and at the time of any distribution thereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     SECTION 4.10.  Absence of Certain Changes.  Except as disclosed on Schedule
4.10 or as specifically permitted by Section 6.5 and except as disclosed in the Aetna 10-K and except for the proposed sale of Aetna's property-casualty business and transactions related thereto, since the Aetna Balance Sheet Date,

Aetna has conducted the Aetna Health Operations in the ordinary course consistent with past practice and there has not been:

          (a) any event, occurrence or facts which has had or is reasonably expected to have a Material Adverse Effect on Aetna;

          (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Aetna (other than payment of Aetna's regular quarterly dividend on Aetna Stock in an amount not exceeding $0.69 per share), or any repurchase, redemption or other acquisition by Aetna or any Subsidiary of Aetna of any amount of outstanding shares of capital stock or other securities of, or other ownership interests in, Aetna which repurchase, redemption or other acquisition, individually or in the aggregate, is material to Aetna and its Subsidiaries taken as a whole;

          (c) any amendment of any term of any outstanding security of Aetna;

          (d) any incurrence, assumption or guarantee by any of Aetna's domestic (U.S.) health care operations ("Aetna Health Operations") of any indebtedness from any third party for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

          (e) any creation or assumption by Aetna Health Operations of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

          (f) any making of any loan, advance or capital contribution by any Aetna Health Operations to or investment in any Person other than (i) loans, advances or capital contributions to or investments in Subsidiaries of Aetna, (ii) investments in securities consistent with past practice or
     (iii) other loans, advances, capital contributions or investments in an aggregate amount not exceeding $25,000,000;

          (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of Aetna or any Subsidiary of Aetna which, individually or in the aggregate, is or may reasonably be expected to be material to Aetna and its Subsidiaries, taken as a whole;

          (h) any transaction or commitment made, or any contract or agreement entered into, by any Aetna Health Operations relating to its assets or business (including, without limitation, the acquisition or disposition of any assets) or any relinquishment by any Aetna Health Operations of any contract, license or other right, which in any such case, individually or in the aggregate, would have a Material Adverse Effect on Aetna, other than transactions, commitments, contracts or agreements contemplated by this Agreement;

          (i) any change in any method of accounting or accounting principle or practice by Aetna or any Subsidiary of Aetna, except for any such change required by reason of a concurrent change in generally accepted accounting principles or statutory accounting principles;

          (j) except for such contracts as would not be material to Aetna and its Subsidiaries taken as a whole or material to their operation in any Standard Metropolitan Statistical Area, any entry by any Aetna Health Operations into any contract limiting the right of any Aetna Health Operations at any time on or after the date of this Agreement or U.S. Healthcare or any of its Subsidiaries or Affiliates at or after the Merger Date, to engage in, or to compete with any Person in, any business conducted by U.S. Healthcare, including, without limitation, any contract which includes exclusivity provisions restricting the geographical area in which, or the method by which, any such business may be conducted by Aetna or any of its Subsidiaries or Affiliates, or by U.S. Healthcare or any of its Subsidiaries or Affiliates after the Merger Date;

          (k) any entry by any Aetna Health Operations into any acquisition, joint venture or franchising agreement or arrangement which is material to Aetna and its Subsidiaries taken as a whole; or

          (m) any entry by any Aetna Health Operations or any of its Subsidiaries into any agreement or arrangement with a third party on an exclusive basis to offer or market any of the following services of such third party: group life, disability, managed workers' compensation, long term care, dental, behavioral or pharmacy benefits.

     SECTION 4.11. No Undisclosed Material Liabilities. There are no liabilities, commitments or obligations (whether pursuant to contracts or otherwise) of Aetna or any Subsidiary of Aetna of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, commitment or obligation, including, without limitation, any fines, disciplinary actions or other adverse actions that may be taken or reported concerning the conduct of Aetna or any of its Subsidiaries, other than:

          (a) liabilities, commitments or obligations disclosed or provided for in the Aetna Balance Sheet or in the Aetna 10-K;

          (b) liabilities, commitments or obligations incurred in the ordinary course of business since the Aetna Balance Sheet Date;

          (c) liabilities, commitments or obligations under this Agreement; and

          (d) liabilities, commitments or obligations which, individually or in the aggregate, have not had, and are not reasonably likely to have, a Material Adverse Effect on Aetna.

     SECTION 4.12. Litigation; Investigations. Except as disclosed or referred to in the Aetna 10-K or on Schedule 4.12, there is no action, claim, suit, investigation, proceeding or examination, including, without limitation, any insurance or health related investigations, proceedings or examinations pending against or affecting, or to the knowledge of Aetna threatened against or affecting, Aetna or any Subsidiary of Aetna or any of their respective properties before any court or arbitrator or any governmental body, agency, authority or official which, net of reserves established therefor reflected in the Aetna 10-K and giving effect to reinsurance probable of recovery, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on Aetna.

     SECTION 4.13. Subsidiaries. (a) Each Subsidiary of Aetna is duly incorporated, validly existing (as an insurance corporation, corporation organized as a health maintenance organization or otherwise) and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation or is duly licensed to do business as an insurer, a health maintenance organization or otherwise and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where failure to be so qualified or licensed would not, individually or in the aggregate, have a Material Adverse Effect on Aetna. All material Subsidiaries and their respective jurisdictions of incorporation are identified in the Aetna 10-K.

     (b) Except as disclosed on Schedule 4.13, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary of Aetna, is owned by Aetna, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). Except as disclosed on Schedule 4.13, there are no outstanding (i) securities of Aetna or any Subsidiary of Aetna convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of Aetna, and (ii) options or other rights to acquire from Aetna or any Subsidiary of Aetna, and no other obligation of Aetna or any Subsidiary of Aetna to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for, any capital stock, voting securities or ownership interests in, any Subsidiary of Aetna (the items in clauses (i) and (ii) being referred to collectively as the "Aetna Subsidiary Securities"). Except as disclosed in
Schedule 4.13, there are no outstanding obligations of Aetna or any Subsidiary of Aetna to repurchase, redeem or otherwise acquire any outstanding Aetna Subsidiary Securities.

     SECTION 4.14. Taxes. (a) All Tax Returns required to be filed (taking into account all extensions heretofore granted) on or before the date hereof or the Merger Date by or on behalf of Aetna or any of its Subsidiaries have been filed within the time and in the manner prescribed by law, other than those Tax Returns the failure of which to file would not have a Material Adverse Effect on Aetna.

     (b) As of the time of filing, all such Tax Returns correctly reflected in all material respects all facts regarding the income, business, assets, operations, activities and status of Aetna and its Subsidiaries and any other information required to be shown therein.

     (c) All Taxes shown to be due and payable by Aetna and any of its Subsidiaries on all such Tax Returns have been timely paid, or withheld and remitted to the appropriate Taxing Authorities.

     (d) Except as set forth on Schedule 4.14(d), all applicable statutes of limitations for the assessment of material Taxes against Aetna and any of its Subsidiaries have expired. No deficiency payment of any Taxes for any period has been asserted by any Taxing Authority which remains unsettled at the date hereof except for deficiencies which would not have a Material Adverse Effect on Aetna.

     (e) Except for Tax Returns required to be filed with respect to the 1995 taxable year, neither Aetna nor any of its Subsidiaries has requested any extension of time within which to file any Tax Return which has not yet been filed.

     (f) There are no material Liens upon any property or assets of Aetna or any of its Subsidiaries for Taxes, except for Tax liens in respect of Taxes not yet due or which are being contested in good faith and by appropriate proceedings (and for the payment of which adequate reserves have been provided) and reflected in the Aetna 10-K.

     (g) Except as set forth on Schedule 4.14(g), there is no claim, audit, action, suit, proceeding, or investigation now pending or threatened against or with respect to Aetna or any of its Subsidiaries in respect of any Taxes.

     (h) Except as set forth in Schedule 4.14(h), neither Aetna nor any of its Subsidiaries has any contractual obligations under any tax sharing agreement or similar agreement or tax indemnity agreement with any corporation which is not a member of the affiliated group of corporations of which Aetna is the common parent.

     (i) Except as set forth on Schedule 4.14(i), there are no requests for rulings or determinations in respect of any Tax pending between Aetna or any of its Subsidiaries and any Taxing Authorities.

     SECTION 4.15. ERISA. (a) Neither Aetna nor any ERISA Affiliate of Aetna has (i) engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 or 4212(c) of ERISA or
(ii) incurred, or reasonably expects to incur prior to the Merger Date, (A) any liability under Title IV of ERISA arising in connection with the termination of, or a complete or, except as may be incurred by reason of the transactions contemplated by the Stock Purchase Agreement, partial withdrawal from, any plan covered or previously covered by Title IV of ERISA or (B) any liability under
Section 4971 of the Code that in either case could become a liability of Parent or any of its Affiliates after the Merger Date. Nothing done or omitted to be done, and no transaction or holding of any asset under or in connection with any "employee benefit plan" as defined in Section 3(3) of ERISA which (i) is subject to any provision of ERISA and (ii) is maintained, administered or contributed to by Aetna or any Subsidiary of Aetna and covers any employees or former employees of Aetna or any Subsidiary of Aetna under which Aetna or any Subsidiary of Aetna has any liability (each an "Aetna Employee Plan") has or will make Aetna or any Subsidiary of Aetna, or any officer or director of Aetna or any Subsidiary of Aetna, subject to any liability under Title I of ERISA or liable for any tax pursuant to Section 4975 of the Code that could have a Material Adverse Effect on Aetna.

     (b) With respect to each Aetna Employee Plan which is intended to be qualified under Section 401(a) of the Code, Aetna has received a favorable determination letter that the plan is so qualified and that each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. Each Aetna Employee Plan has been maintained in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Plan.

     (c) Each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an Aetna Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Aetna or any of its Subsidiaries and
(iii) covers any employee or former employee of Aetna or any of its Subsidiaries (the "Aetna Benefit Arrangements") has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Aetna Benefit Arrangement.

     (d) Aetna and its Subsidiaries are in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice, failure to comply with which or engagement in which, as the case may be, would reasonably be expected to have a Material Adverse Effect on Aetna. There is no unfair labor practice complaint pending or, to the knowledge of Aetna, threatened against Aetna or any Subsidiary of Aetna before the National Labor Relations Board which would reasonably be expected to have a Material Adverse Effect on Aetna.

     (e) None of the assets of Aetna constitute the assets of any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code.

     SECTION 4.16. Permits; Compliance with Laws. (a) Aetna and its Subsidiaries hold all governmental licenses, authorizations, consents and approvals required to carry on their respective businesses as now conducted (the "Aetna Permits") and are in compliance in all respects with the terms of the Aetna Permits, except for any noncompliance which, individually or in the aggregate, has not had and is not reasonably likely to have a Material Adverse Effect on Aetna or as disclosed in the Aetna 10-K. Except as disclosed in the Aetna 10-K, neither Aetna nor any Subsidiary of Aetna is in violation of, or has violated, any applicable provisions of any laws, rules, ordinances or regulations, in any such case, in a manner that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Aetna. Aetna has advised U.S. Healthcare of the facts underlying currently pending formal proceedings with respect to any potentially material violations of any of the foregoing.

     (b) Neither Aetna nor any of its Subsidiaries has been subject to any written finding of fraudulent procedures or practices arising out of the provision of health care services relating to Medicare, Medicaid or any other government entity with which Aetna or any Subsidiary of Aetna has a contract to provide health care services or benefits, and except as disclosed in Schedule 4.16, neither Aetna nor any of its Subsidiaries is currently subject to any pending or threatened audit relating to such fraudulent procedures or practices.

     SECTION 4.17. Intellectual Property Rights. (a) Aetna and its Subsidiaries own or have rights to use, free and clear of all Liens, and have not assigned, hypothecated or otherwise encumbered, the name "Aetna" and any of Aetna's related trademarks, tradenames, service marks or logos. Aetna has no knowledge of any current pending or threatened infringement or challenge by any Person with respect to the name "Aetna" and the Aetna logo.

     (b) Except as set forth on Schedule 4.17, each of Aetna and its Subsidiaries owns outright or holds valid and enforceable licenses to all copies of the operating and applications computer software programs and databases material to the conduct by Aetna and its Subsidiaries of their respective businesses (other than programs and databases that are generally commercially available) as of the date hereof (collectively, the "Aetna Software"). None of the Aetna Software used by Aetna and its Subsidiaries, and no use thereof, infringes upon or violates any patent, copyright, trade secret or other proprietary right of any other Person and, to the best knowledge of Aetna, no claim with respect to any such infringement or violation is pending or threatened, except for any such infringement which, individually or in the aggregate, has not had and is not reasonably expected to have a Material Adverse Effect on Aetna. Upon consummation of the transactions contemplated by this Agreement, except for Aetna Software sold or otherwise disposed of in the ordinary course of business after the date hereof, each of Aetna and its Subsidiaries (i) will continue to own all the Aetna Software owned by it, free and clear of all claims, Liens, encumbrances, obligations and liabilities and
(ii) with respect to all agreements for the lease or license of Aetna Software which require consents or other actions as a result of the consummation of the transactions contemplated by this Agreement in order for Aetna and its Subsidiaries to continue to use and operate such Aetna Software after the consummation of the transactions contemplated by this Agreement, shall have obtained such consents or taken such other actions so required prior to the Merger Date, except for such consents or actions that if not obtained or taken, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect on Aetna.

     SECTION 4.18. Fairness Opinions. Aetna has received opinions of Wasserstein Perella & Co., Inc. and J.P. Morgan & Co. to the effect that, as of the date hereof, the consideration to be paid to the holders of U.S. Healthcare Stock in the U.S. Healthcare Sub Merger is fair, from a financial point of view, to Aetna. It is agreed and understood that such opinions are for the sole benefit of the Board of Directors of Aetna and may not be relied upon by Parent, U.S. Healthcare or any third party.

                                   ARTICLE 5

                          COVENANTS OF U.S. HEALTHCARE

     U.S. Healthcare agrees that:

     SECTION 5.1. Conduct of U.S. Healthcare. From the date hereof until the Merger Date, U.S. Healthcare and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Merger Date, except as contemplated by this Agreement, without the prior written consent of Aetna:

          (a) U.S. Healthcare will not adopt or propose any change in its articles of incorporation or bylaws;

          (b) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, (i) merge or consolidate with any other Person (other than a merger of consolidation of a Subsidiary of U.S. Healthcare with a wholly-owned Subsidiary of U.S. Healthcare) or (ii) acquire, whether by means of merger, consolidation or otherwise, any business or assets, other than acquisitions of products or services used in the ordinary course operations of the business of U.S. Healthcare and its Subsidiaries in a manner consistent with past practice and other acquisitions in an aggregate amount not exceeding $75,000,000;

          (c) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, sell, lease, license or otherwise dispose of any material assets or property except in the ordinary course of business pursuant to contracts or commitments existing on the date hereof;

          (d) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, declare, set aside or pay any dividend (other than the payment of U.S. Healthcare regular quarterly dividend on U.S. Healthcare Common Stock in an amount not exceeding $0.275 per share and on Class B Stock in an amount not exceeding $0.248 per share) or make any other distribution with respect to any shares of U.S. Healthcare capital stock;

          (e) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, create or assume any Lien on any material asset other than in the ordinary course consistent with past practices;

          (f) except pursuant to contracts or commitments existing on the date hereof and other than the issuance of an aggregate of 150,000 options to acquire U.S. Healthcare Stock and/or shares of restricted stock of U.S. Healthcare to Persons other than the Specified U.S. Healthcare Officers, U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any U.S. Healthcare Securities, any U.S. Healthcare Subsidiary Securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any U.S. Healthcare Securities or U.S. Healthcare Subsidiary Securities;

          (g) Except as disclosed on Schedule 5.1(g), (i) U.S. Healthcare will not split, combine or reclassify, or take any other similar action with respect to, any capital stock of U.S. Healthcare, and (ii) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, repurchase, redeem or otherwise acquire an amount of shares of capital stock of, or other ownership interests in, U.S. Healthcare or any Subsidiary of U.S. Healthcare, which repurchase, redemption or other acquisition, individually or in the aggregate, is material to U.S. Healthcare and its Subsidiaries, taken as a whole;

          (h) Except for borrowings or guarantees in the ordinary course of business consistent with past practice, U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, incur or assume any indebtedness from any third party for borrowed money or guarantee any such indebtedness;

          (i) Except for (i) loans, advances or capital contributions to or investments in Subsidiaries of U.S. Healthcare, (ii) investments in securities consistent with past practices or (iii) other loans, advances, capital contributions or investments in an aggregate amount not exceeding $25,000,000, U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, make any material loans, advances or capital contributions to, or investments in, any other Person;

          (j) except for new employment agreements with those Specified U.S. Healthcare Officers listed on Schedule 8.2(b) in the form attached hereto as Schedule 3.11(j)(A), U.S. Healthcare will not, and will not permit any of its Subsidiaries to: (i) (A) grant any severance or termination pay to, or enter into any employment, termination or severance arrangement with, any Specified U.S. Healthcare Officer or, (B) except in the ordinary course of business consistent in magnitude and character with past practice and with the terms of severance or termination arrangements in effect or pending on the date hereof with respect to individuals with comparable positions or responsibilities, grant any severance or termination pay to, or enter into any employment, termination or severance arrangement with, any other employees; (ii) (A) amend in any material respect any employment, termination or severance arrangement with any Specified U.S. Healthcare Officer or (B) except in the ordinary course, amend in any material respect any employment, termination or severance arrangement with any other directors, officers or employees (it being understood that for purposes of clauses (A) and (B) any increase or acceleration of benefits under any such agreement shall be deemed material); (iii) (x) establish, adopt, enter into, or (y) except (I) the matters described in the parenthetical clause of Section 3.11(c) hereof and (II) the acceleration of vesting of U.S. Healthcare Non-Employee Stock Options and restricted stock of U.S. Healthcare issued to Persons who are not employees of U.S. Healthcare, amend or take action to accelerate or enhance any rights or benefits under,
     (A) any plan providing for options, stock, performance awards or other forms of incentive or deferred compensation or (B) any collective bargaining, bonus, profit sharing, thrift, compensation, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any of its directors, officers or employees; (iv) grant, confer or award any options, stock, performance awards or other awards to acquire any shares of its capital stock (other than an aggregate of 150,000 options to acquire U.S. Healthcare Stock and/or shares of restricted stock of U.S. Healthcare pursuant to the terms existing on the date hereof of U.S. Healthcare's plans to Persons other than the Specified U.S. Healthcare Officers; (v) increase the contribution percentages under U.S. Healthcare's defined contribution plans; or (vi) (A) other than an annual adjustment with respect to the 1997 calendar year if the Merger Date occurs after December 31, 1996, which adjustment shall be of a magnitude and character consistent with past practice, increase the compensation or benefits of any Specified U.S. Healthcare Officer or pay any benefit not required by any plan or arrangement as in effect as of the date hereof or (B) except in the ordinary course of business consistent in magnitude and character with past practice and in no event greater than 6% in the aggregate on a per annum basis for all such individuals as a group, increase the compensation or benefits of any other employees or pay any benefit not required by any plan or arrangement as in effect as of the date hereof; provided that Aetna agrees it will not unreasonably withhold its consent, if requested by U.S. Healthcare, to transactions proposed under this paragraph (j);

          (k) U.S. Healthcare will not, and will not permit any of its Subsidiaries to, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of U.S.

     Healthcare or any Subsidiary of U.S. Healthcare, or any plan of division or share exchange involving U.S. Healthcare or any of its Subsidiaries;

          (l) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, change any method of accounting or any accounting principle or practice used by U.S. Healthcare or any Subsidiary of U.S. Healthcare, except for any such change required by reason of a concurrent change in generally accepted accounting principles or statutory accounting principles;

          (m) except as previously disclosed to Aetna and except for such contracts as would not be material to U.S. Healthcare and its Subsidiaries taken as a whole or material to their operation in any Standard Metropolitan Statistical Area, U.S. Healthcare will not and will not permit any Subsidiary of U.S. Healthcare to enter into any contract limiting the right of U.S. Healthcare or any of its Subsidiaries at any time on or after the date of this Agreement or Aetna or any of its Subsidiaries or Affiliates at or after the Merger Date, to engage in, or to compete with any Person in, any business, including, without limitation, any contract which includes exclusivity provisions restricting the geographical area in which, or the method by which, any such business may be conducted by U.S. Healthcare or any of its Subsidiaries or Affiliates, or by Aetna or any of its Subsidiaries or Affiliates after the Merger Date;

          (n) subject (in the case of an acquisition) to Section 5.1(b), U.S. Healthcare will not and will not permit any of its Subsidiaries to enter into any acquisition, joint venture, national vendor or franchising agreement or arrangement which is material to U.S. Healthcare and its Subsidiaries, taken as a whole;

          (o) U.S. Healthcare will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with a third party on an exclusive basis to offer or market any of the following services of such third party: group life, disability, managed workers' compensation, long term care, dental, behavioral or pharmacy benefits; and

          (p) U.S. Healthcare will not, and will not permit any Subsidiary of U.S. Healthcare to, agree, commit or adopt any plan or proposal to do any of the foregoing.

     SECTION 5.2. Shareholder Meeting; Proxy Material. (a) U.S. Healthcare shall cause a meeting of its shareholders (the "U.S. Healthcare Shareholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement and, to the extent submitted to U.S. Healthcare's shareholders for approval, the transactions contemplated by this Agreement, and the Board of Directors of U.S. Healthcare shall recommend approval and adoption of this Agreement and the U.S. Healthcare Sub Merger by U.S. Healthcare's shareholders; provided that such meeting need not be called and held and, prior to the U.S. Healthcare Shareholder Meeting, such recommendation may be withdrawn, modified or amended to the extent that, as a result of the commencement or receipt of an Acquisition Proposal with respect to U.S. Healthcare, the Board of Directors of U.S. Healthcare determines in good faith that it is necessary to so act in order to comply with its fiduciary duties under applicable law after consultation with independent counsel.

     (b) In connection with the U.S. Healthcare Shareholder Meeting, and subject to the proviso to Section 5.2(a), U.S. Healthcare (i) will promptly prepare and file with the SEC, will use its best efforts to have cleared by the SEC and will thereafter mail to its shareholders as promptly as practicable the U.S. Healthcare Proxy Statement and all other proxy materials for such meeting, (ii) will use its best efforts to obtain the shareholder approvals referred to in
Section 5.2(a) and (iii) will otherwise comply with all legal requirements applicable to such meeting.

     SECTION 5.3. Access to Information. To the extent permitted by applicable law, from the date hereof until the Merger Date, U.S. Healthcare will give (or cause to be given) Aetna, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of U.S. Healthcare and its Subsidiaries, will furnish (or cause to be furnished) to Aetna, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and will instruct the employees, counsel and financial advisors of U.S. Healthcare and its Subsidiaries to cooperate with Aetna in its investigation of the business of U.S. Healthcare and its Subsidiaries; provided that no investigation pursuant to this Section shall affect any representation or warranty given by U.S. Healthcare to Aetna hereunder.

     SECTION 5.4. Other Offers Relating to U.S. Healthcare. From the date hereof until the termination of this Agreement, U.S. Healthcare will not, and will cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of U.S. Healthcare or any of its Subsidiaries not to, directly or indirectly, take any action to solicit, initiate or encourage any Acquisition Proposal with respect to U.S. Healthcare or engage in negotiations with, or disclose any nonpublic information relating to U.S. Healthcare or any Subsidiary of U.S. Healthcare or afford access to the properties, books or records of U.S. Healthcare or any Subsidiary of U.S. Healthcare to, any Person that may be considering making, or has made, an Acquisition Proposal with respect to U.S. Healthcare; provided that nothing contained in this Section 5.4 shall prevent U.S. Healthcare from furnishing non-public information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide Acquisition Proposal with respect to U.S. Healthcare, if and only to the extent that (1) the Board of Directors of U.S. Healthcare determines in good faith after consultation with independent counsel that such action is necessary in order to comply with its fiduciary duties under applicable law and (2) prior to furnishing non-public information to, or entering into discussions or negotiations with, such Person, U.S. Healthcare receives from such Person an executed confidentiality agreement with terms no less favorable to U.S. Healthcare than those contained in the Confidentiality Agreement dated as of January 16, 1996 between U.S. Healthcare and Aetna (the "Confidentiality Agreement"). U.S. Healthcare will promptly (and in no event later than 24 hours after receipt of the relevant Acquisition Proposal with respect to U.S. Healthcare), notify (which notice shall be provided orally and in writing and shall identify the Person making the relevant Acquisition Proposal with respect to U.S. Healthcare and set forth the material terms thereof) Aetna after receipt of any Acquisition Proposal with respect to U.S. Healthcare or any request for nonpublic information relating to U.S. Healthcare or any Subsidiary of U.S. Healthcare or for access to any properties, books or records of U.S. Healthcare or any Subsidiary of U.S. Healthcare by any Person that may be considering making, or has made, an Acquisition Proposal with respect to U.S. Healthcare and will keep Aetna fully informed of the status and details of any such Acquisition Proposal with respect to U.S. Healthcare. U.S. Healthcare shall give Aetna at least one days' advance notice of any information to be supplied to, and at least three days' advance notice of any agreement to be entered into with, any Person making such Acquisition Proposal with respect to U.S. Healthcare. U.S. Healthcare shall, and shall cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of U.S. Healthcare or any of its Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted heretofore with respect to any Acquisition Proposal with respect to U.S. Healthcare. For purposes of this Agreement, with respect to any Person, "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, (i) a merger or other business combination involving such Person or any Subsidiary of such Person or (ii) the acquisition in any manner of any significant equity interest in, or a substantial portion of the assets of, such Person or any Subsidiary of such Person, in each case other than the transactions contemplated by this Agreement.

     SECTION 5.5. Notices of Certain Events. U.S. Healthcare shall promptly notify Aetna of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) any notice or other communication from any governmental body, agency, official or authority in connection with the transactions contemplated by this Agreement; and

          (c) any actions, suits, claims, investigations, proceedings or health or insurance related proceedings or market conduct examinations or audits commenced or, to the best of U.S. Healthcare's knowledge threatened against, relating to or involving or otherwise affecting U.S. Healthcare or any Subsidiary of U.S. Healthcare which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to
     Section 3.13 or which relate to the consummation of the transactions contemplated by this Agreement.

     SECTION 5.6. Fiduciary Matters. U.S. Healthcare shall, and shall direct the appropriate fiduciaries to, exercise all appropriate fiduciary responsibilities with respect to shares of U.S. Healthcare Stock held in any of its U.S. Healthcare Employee Plans.

                                   ARTICLE 6

                               COVENANTS OF AETNA

     Aetna agrees that:

     SECTION 6.1. Voting of U.S. Healthcare Stock. Aetna agrees to vote or cause to be voted all shares of U.S. Healthcare Stock owned by it or any of its Subsidiaries in favor of the approval and adoption of this Agreement at the U.S. Healthcare Shareholder Meeting; provided that this Section 6.1 shall not impose any obligations in respect of shares of U.S. Healthcare Stock (i) held by Aetna or any Subsidiary of Aetna for the account of another Person, (ii) as to which Aetna or any Subsidiary or Affiliate of Aetna is or may be required to act as fiduciary or in a similar capacity or (iii) the voting of which pursuant to the provisions of this Section 6.1 would violate any legal duties or obligations of Aetna or any Subsidiary or Affiliate of Aetna.

     SECTION 6.2. Shareholder Meeting; Proxy Materials. (a) Aetna shall cause a special meeting of its shareholders (the "Aetna Shareholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement, and, to the extent submitted to Aetna's shareholders for approval, the transactions contemplated by this Agreement, and the Board of Directors of Aetna shall recommend approval and adoption of this Agreement by Aetna's shareholders; provided that such special meeting need not be called and held and, prior to the Aetna Shareholder Meeting, such recommendation may be withdrawn, modified or amended, to the extent that, as a result of the commencement or receipt of an Aetna Acquisition Proposal, the Board of Directors of Aetna determines in good faith that it is necessary to so act in order to comply with its fiduciary duties under applicable law after consultation with independent counsel.

     (b) In connection with the Aetna Shareholder Meeting, and subject to the proviso to Section 6.2(a), Aetna (i) will promptly prepare and file with the SEC, will use its best efforts to have cleared by the SEC and will thereafter mail to its shareholders as promptly as practicable the Aetna Proxy Statement and all other proxy materials for such meeting, (ii) will use its best efforts to obtain the shareholder approvals referred to in Section 6.2(a), and (iii) will otherwise comply with all legal requirements applicable to such meeting.

     SECTION 6.3. Access to Information. To the extent permitted by applicable law, from the date hereof until the Merger Date, Aetna will give (or cause to be given) U.S. Healthcare, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of Aetna and its Subsidiaries, will furnish (or cause to be furnished) to U.S. Healthcare, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and will instruct the employees, counsel and financial advisors of Aetna and its Subsidiaries to cooperate with U.S. Healthcare in its investigation of the business of Aetna and its Subsidiaries; provided that no investigation pursuant to this Section shall affect any representation or warranty given by Aetna to U.S. Healthcare hereunder.

     SECTION 6.4. Notices of Certain Events. Aetna shall promptly notify U.S. Healthcare of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) any notice or other communication from any governmental body, agency, official or authority in connection with the transactions contemplated by this Agreement; and

          (c) any actions, suits, claims, investigations, proceedings or health or insurance related proceedings or market conduct examinations commenced or, to the best of Aetna's knowledge threatened against, relating to or involving or otherwise affecting Aetna or any Subsidiary of Aetna which relate to the consummation of the transactions contemplated by this Agreement.

     SECTION 6.5. Certain Corporate Actions. Prior to the Merger Date, except as contemplated by this Agreement or in Schedule 6.5, unless U.S. Healthcare has consented in writing thereto:

          (a) Aetna will not adopt or propose any change in its certificate of incorporation or bylaws;

          (b) (i) Aetna will not, and will not permit any Subsidiary of Aetna to, merge or consolidate with any other Person (other than a merger or consolidation of a Subsidiary of Aetna with a wholly-owned Subsidiary of Aetna) and (ii) Aetna shall cause the Aetna Health Operations not to acquire, whether by means of merger, consolidation or otherwise, any business or assets, other than acquisitions of products or services used in the ordinary course operations of the business of Aetna and its Subsidiaries in a manner consistent with past practice and other acquisitions in an aggregate amount not exceeding $75,000,000;

          (c) Aetna will not permit any Aetna Health Operations to, sell, lease, license or otherwise dispose of any material assets or property except in the ordinary course of business pursuant to contracts or commitments existing on the date hereof;

          (d) Aetna will not, and will not permit any Subsidiary of Aetna to, declare, set aside or pay any dividend (other than the payment of a regular quarterly dividend on Aetna Stock in an amount not exceeding $0.69 per share), or make any other distribution, with respect to any shares of Aetna's capital stock;

          (e) Aetna will not, and will not permit the Aetna Health Operations to, create or assume any Lien on any material asset other than in the ordinary course consistent with past practices;

          (f) Aetna will not, and will not permit any Subsidiary of Aetna to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any capital stock of Aetna or Aetna Subsidiary Securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such securities of Aetna or any Aetna Subsidiary Securities except (i) pursuant to contracts and commitments existing on the date hereof, (ii) the issuance of Aetna securities pursuant to existing Aetna stock plans or in connection with the exercise of Aetna Stock Options, and (iii) any such securities issued in one or a series of transactions at fair market value which would not require the approval of the shareholders of Aetna under the applicable NYSE rules;

          (g) except as disclosed in Schedule 6.5(g), (i) Aetna will not split, combine or reclassify, or take any other similar action with respect to, any capital stock of Aetna, and (ii) Aetna will not, and will not permit any Subsidiary of Aetna to, repurchase, redeem or otherwise acquire an amount of shares of capital stock of, or other ownership interests in, Aetna or any Aetna Subsidiary Securities which repurchase, redemption or other acquisition, individually or in the aggregate, is material to Aetna and its Subsidiaries taken as a whole;

          (h) except for borrowings or guarantees in the ordinary course of business consistent with past practice, Aetna will not permit any Aetna Health Operation to incur or assume any indebtedness from any third party for borrowed money or guarantee any such indebtedness;

          (i) except for (i) loans, advances or capital contributions to or investments in Subsidiaries of Aetna, (ii) investments in securities consistent with past practice or (iii) other loans, advances, capital contributions or investments in an aggregate amount not exceeding $25,000,000, Aetna will not permit any Aetna Health Operation to, make any material loans, advances or capital contributions to, or investments in, any other Person;

          (j) Aetna will not, and will not permit any of its Subsidiaries to, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of Aetna or any Subsidiary of Aetna, or any plan of division or share exchange involving Aetna or any of its Subsidiaries;

          (k) Aetna will not, and will not permit any Subsidiary of Aetna to, change any method of accounting or any accounting principle or practice used by Aetna or any Subsidiary of Aetna, except for any such change required by reason of a concurrent change in generally accepted accounting principles or statutory accounting principles;

          (l) except as previously disclosed to U.S. Healthcare and except for such contracts as would not be material to Aetna or the Aetna Health Operation or material to their operation in any Standard Metropolitan Statistical Area, Aetna will not permit any Aetna Health Operation to enter into any contract limiting the right of any Aetna Health Operation at any time on or after the date of this Agreement or U.S. Healthcare or any of its Subsidiaries or Affiliates at or after the Merger Date, to engage in, or to compete with any Person in, any business, including, without limitation, any contract which includes exclusivity provisions restricting the geographical area in which, or the method by which, any such business may be conducted by Aetna or any of its Subsidiaries or Affiliates, or by U.S. Healthcare or any of its Subsidiaries or Affiliates after the Merger Date;

          (m) Aetna will not permit any Aetna Health Operation to enter into any acquisition, joint venture, national vendor or franchising agreement or arrangement which is material to Aetna and its Subsidiaries, taken as a whole;

          (n) subject (in the case of an acquisition) to Section 6.5(b), Aetna will not permit any Aetna Health Operation to enter into any agreement or arrangement with a third party on an exclusive basis to offer or market any of the following services of such third party: group life, disability, managed workers' compensation, long term care, dental, behavioral or pharmacy benefits; and

          (o) Aetna will not, and will not permit any Subsidiary of Aetna to, agree, commit or adopt any plan or proposal to do any of the foregoing.

     SECTION 6.6. Other Offers Relating to Aetna. From the date hereof until the termination hereof, Aetna will not, and will cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of Aetna or any of its Subsidiaries not to, directly or indirectly, take any action to solicit, initiate or encourage any Aetna Acquisition Proposal or engage in negotiations with, or disclose any nonpublic information relating to Aetna or any Subsidiary of Aetna or afford access to the properties, books or records of Aetna or any Subsidiary of Aetna to, any Person that may be considering making, or has made, an Aetna Acquisition Proposal; provided that nothing contained in this Section 6.6 shall prevent Aetna from furnishing non-public information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide Aetna Acquisition Proposal, with respect to if and only to the extent that (1) the Board of Directors of Aetna determines in good faith after consultation with independent counsel that such action is necessary in order to comply with its fiduciary duties under applicable law and (2) prior to furnishing non-public information to, or entering into discussions or negotiations with, such Person, Aetna receives from such Person an executed confidentiality agreement with terms no less favorable to Aetna than those contained in the Confidentiality Agreement. Aetna will promptly (and in no event later than 24 hours after receipt of the relevant Aetna Acquisition Proposal) notify (which notice shall be provided orally and in writing and shall identify the Person making the relevant Aetna Acquisition Proposal and set forth the material terms thereof) U.S. Healthcare after receipt of any Aetna Acquisition Proposal or any request for nonpublic information relating to Aetna or any Subsidiary of Aetna or for access to any properties, books or records of Aetna or any Subsidiary of Aetna by any Person that may be considering making, or has made, an Aetna Acquisition Proposal and will keep U.S. Healthcare fully informed of the status and details of any such Aetna Acquisition Proposal. Aetna shall give U.S. Healthcare at least one days' advance notice of any information to be supplied to, and at least three days' advance notice of any agreement to be entered into with, any Person making such Aetna Acquisition Proposal. Aetna shall, and shall cause its Subsidiaries and the directors, officers, employees, financial advisors and other agents or representatives of Aetna or any of its Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted heretofore with respect to any Aetna Acquisition Proposal. For purposes of this Agreement, "Aetna Acquisition Proposal" means any offer or proposal for, or any indication of interest in, (i) a merger or other business combination involving Aetna or any of the Aetna Health Operations or (ii) the acquisition in any manner of any significant equity interest in, or a substantial portion of the assets of, the Aetna Health Operations, in each case other than the transactions contemplated by this Agreement.

     SECTION 6.7. Amendment of the Stock Purchase Agreement. Aetna agrees that it will not agree to any amendment, modification or waiver of the Stock Purchase Agreement which would have a Material

Adverse Effect on Aetna or which would materially impair or adversely affect in a material respect the ability of Aetna to satisfy its obligations under this Agreement.

     SECTION 6.8. Dividends. It is understood by U.S. Healthcare that the annual dividend to be paid in respect of Parent Common Stock (the "New Annual Dividend") will be an amount below the dividend currently paid in respect of Aetna Stock. Initially after the Merger Date, subject to applicable law, the New Annual Dividend will not be less than $0.80 per share of Parent Common Stock.

                                   ARTICLE 7

                              COVENANTS OF AETNA,
                           U.S. HEALTHCARE AND PARENT

     The parties hereto agree that:

     SECTION 7.1. Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Mergers and the other transactions contemplated by this Agreement.

     SECTION 7.2. Cooperation. Without limiting the generality of Section 7.1, Aetna and U.S. Healthcare shall together, or pursuant to an allocation of responsibility to be agreed between them, coordinate and cooperate (i) with respect to the timing of the Aetna Shareholder Meeting and U.S. Healthcare Shareholder Meeting and shall use their reasonable best efforts to hold such meetings on the same day, (ii) in connection with the preparation of U.S. Healthcare Disclosure Documents, the Aetna Disclosure Documents and the Parent Disclosure Documents, (iii) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the Mergers or the other transactions contemplated by this Agreement, (iv) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the U.S. Healthcare Disclosure Documents, the Aetna Disclosure Documents and the Parent Disclosure Documents, and timely seeking to obtain any such actions, consents, approvals or waivers and (v) in diligently opposing any objections to, appeals from or other similar actions with respect to any such actions, consents, approvals or waivers. Subject to the terms and conditions of this Agreement, Parent, Aetna and U.S. Healthcare will each use its reasonable best efforts to have the Form S-4 declared effective under the 1933 Act as promptly as practicable after the Form S-4 is filed.

     SECTION 7.3. Public Announcements. Aetna and U.S. Healthcare will (i) mutually agree on the text of any press release and (ii) consult with each other before making any other public statement with respect to this Agreement and the transactions contemplated by this Agreement, except, in each such case, as may be required by applicable law or any listing or similar agreement with any national securities exchange or the National Association of Securities Dealers Automated Quotation System.

     SECTION 7.4. Further Assurances. At and after the Merger Date, the directors and officers of each of the surviving corporations in the Mergers will be authorized to execute and deliver, in the name and on behalf of (x) U.S. Healthcare or U.S. Healthcare Sub, and (y) Aetna or Aetna Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of (x) U.S. Healthcare or U.S. Healthcare Sub, and (y) Aetna or Aetna Sub, any other actions and things to vest, perfect or confirm of record or otherwise in such surviving corporation any and all right, title and interest in, to and under any of the rights, properties or assets of U.S. Healthcare or Aetna, as applicable, acquired or to be acquired by such surviving corporation as a result of, or in connection with, the Mergers.

     SECTION 7.5. Rule 145 Affiliates. At least 40 days prior to the Merger Date, each of U.S. Healthcare and Aetna (each of which is referred to for purposes of this Section 7.5 as a "Subject Company") shall cause to be delivered to Parent a letter identifying all Persons who are at the time of the Subject Company's Shareholder Meeting described in Section 5.2 or 6.2, as applicable, deemed to be "affiliates" of the

Subject Company for purposes of Rule 145 under the 1933 Act (the "1933 Act Affiliates"). Each Subject Company shall use its best efforts to cause each person who is identified as a 1933 Act Affiliate to deliver to Parent at least 30 days prior to the Merger Date an agreement substantially in the form of Exhibit B-1 or B-2, as applicable, to this Agreement.

     SECTION 7.6. Director and Officer Liability. (a) From and after the Merger Date, Parent shall, and shall cause the U.S. Healthcare Surviving Corporation to, indemnify, defend and hold harmless any person who is on the date hereof, or has been at any time prior to the date hereof, or who becomes prior to the Merger Date, an officer, director, or employee or agent, and the Principal Shareholder (the "Indemnified Party") of U.S. Healthcare or any of its Subsidiaries against all losses, claims, damages, liabilities, costs and expenses (including attorney's fees and expenses), judgments, fines, losses, and amounts paid in settlement in connection with any actual or threatened action, suit, claim, proceeding or investigation (each a "Claim") to the extent that any such Claim is based on, or arises out of, (i) the fact that such person is or was a director, officer, employee or agent or the Principal Shareholder of U.S. Healthcare or any of its Subsidiaries at any time prior to the Merger Date or is or was serving at the request of U.S. Healthcare or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at any time prior to the Merger Date, or (ii) this Agreement, the Voting Agreement or any of the transactions contemplated hereby or thereby, or (iii) Claims relating to the facts specified in the consolidated lawsuit captioned J.H. Realty et. al. v. U.S. Healthcare (C.A. 95-CV-4176 and 95-CV-7180 (E.D. Pa.)) in each case to the extent that any such Claim pertains to any matter or fact arising, existing, or occurring prior to or at the Merger Date, regardless of whether such Claim is asserted or claimed prior to, at or after the Merger Date (the matters described in clauses (i), (ii) and (iii) the "Pre-Merger Matters"), to the fullest extent indemnified under U.S. Healthcare's articles of incorporation, bylaws in effect as of the date hereof or indemnification agreements in effect at the date hereof, including provisions relating to advancement of expenses incurred in the defense of any action or suit; provided that, for purposes of the foregoing, the Principal Shareholder, in his capacity as such, shall be deemed to be a beneficiary of such indemnification provisions; and, provided further that such indemnification shall be subject to any limitation imposed from time to time under applicable laws.

     (b) Parent and the U.S. Healthcare Surviving Corporation agree that all rights to indemnification and all limitations or exculpation of liabilities existing in favor of the Indemnified Party as provided in U.S. Healthcare's articles of incorporation and bylaws as in effect as of the date hereof shall continue in full force and effect with respect to Pre-Merger Matters, without any amendment thereto, for a period of six years from the Merger Date to the extent such rights are consistent with Pennsylvania Law; provided that, in the event any Claim or Claims with respect to any such Pre-Merger Matters are asserted or made within such six year period, all rights to indemnification in respect of any such Claim or Claims shall continue until disposition of any and all such Claims; provided further, that any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Pennsylvania Law, U.S. Healthcare's articles of incorporation or bylaws or such agreements, as the case may be, shall be made by independent legal counsel selected by the Indemnified Party and reasonably acceptable to Parent; and provided further, that nothing in this Section 7.6 shall impair any rights or obligations of any present or former directors or officers of U.S. Healthcare.

     (c) In the event Parent or the U.S. Healthcare Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary to effectuate the purposes of this Section 7.6, proper provision shall be made so that the successors and assigns of Parent and U.S. Healthcare assume the obligations set forth in this Section 7.6 and none of the actions described in clause (i) or (ii) shall be taken until such provision is made.

     (d) Parent or the U.S. Healthcare Surviving Corporation shall maintain U.S. Healthcare's officers' and directors' liability insurance policy as of the Merger Date ("D&O Insurance") with respect to Pre-Merger Matters for a period of not less than six years after the Merger Date, provided, that Parent or the U.S. Healthcare Surviving Corporation may substitute therefor policies of substantially similar coverage and amounts containing terms no less advantageous to such former directors or officers; provided, further, if the existing D&O Insurance with respect to Pre-Merger Matters expires or is canceled during such period, Parent or the U.S. Healthcare Surviving Corporation will use their best efforts to obtain substantially similar D&O Insurance; and provided further that in satisfying its obligations under this Section, Parent shall not be obligated to pay premiums in excess of 150% of the premium for D&O Insurance paid by U.S. Healthcare as of the date hereof, which amount has previously been disclosed to Aetna.

     (e) The terms of Section 7.6(a) - 7.6(d) shall also apply, mutatis mutandis, to Aetna, and Parent shall have obligations with respect to Aetna corresponding to those of Parent with respect to U.S. Healthcare set forth in
Section 7.6.

     (f) Notwithstanding anything to the contrary in Section 7.6(a), the obligations of Parent to indemnify the Principal Shareholder set forth in
Section 7.6(a) in his capacity as such and not as a director or officer shall
(i) take effect as of the date hereof, (ii) prior to the Merger Date, be the obligations of Aetna and (iii) be limited to Claims based on, or arising out of, this Agreement, the Voting Agreement or any of the transactions contemplated hereby or thereby involving the Principal Shareholder in his capacity as such. Expenses that are subject to indemnification under this Section 7.6 shall be advanced by Parent or Aetna, as applicable, and indemnification shall be paid in accordance with the procedures set forth in U.S. Healthcare's bylaws in effect as of the date hereof as the same have been modified pursuant to Section 7.6(b).

     SECTION 7.7. Subsidiary Agreements. Parent shall cause the U.S. Healthcare Surviving Corporation to perform its obligations under the agreements described in Schedule 7.7 (the "Scheduled Contracts") and the employment agreements with the Specified U.S. Healthcare Officers. In addition, Parent shall not permit the U.S. Healthcare Surviving Corporation to terminate the Scheduled Contracts until 2004 absent a breach by any other party thereto.

     SECTION 7.8. Plans Following the Closing. Through December 31, 1998, Parent will maintain employee plans and benefit arrangements for the benefit of U.S. Healthcare employees that are reasonably comparable in the aggregate to the U.S. Healthcare Employee Plans and U.S. Healthcare Benefit Arrangements. Any changes shall be deemed reasonably comparable in the aggregate unless unanimously rejected by the two Co-Presidents of U.S. Healthcare in their reasonable good faith discretion.

     SECTION 7.9. Voting of Shares. Aetna and U.S. Healthcare shall cause Parent to vote, whether by means of written consent or otherwise, all shares of capital stock of U.S. Healthcare Sub and Aetna Sub owned by Parent or any of its Subsidiaries in favor of the approval and adoption of this Agreement.

     SECTION 7.10. Form S-4. Subject to Sections 5.2 and 6.2, Aetna and U.S. Healthcare shall cause Parent to promptly prepare and file with the SEC a registration statement on Form S-4 with respect to the Parent Common Stock, the corresponding Parent Rights issued with the Parent Common Stock pursuant to the Parent Rights Agreement and Parent Preferred Stock issuable in connection with the Mergers (the "Form S-4") and to take any action required to be taken under applicable Blue Sky law in connection with such issuance of Parent Common Stock, the corresponding Parent Rights issued with the Parent Common Stock pursuant to the Parent Rights Agreement and Parent Preferred Stock.

     SECTION 7.11. Certain Corporate Matters with Respect to Parent. (a) Aetna and U.S. Healthcare shall cause Parent to take all necessary corporate action to amend the certificate of incorporation and bylaws of Parent prior to the Merger Date (x) to be in substantially the form of the certificate of incorporation and bylaws of Aetna in effect on the date hereof (modified (i) as may be appropriate to effect the transactions contemplated by this Agreement, (ii) as may be appropriate to reflect the fact that Parent is not an "insurance corporation",
(iii) to change the par value of the Parent Common Stock from $1.00 to $.01,
(iv) to change the name of Parent to Aetna Inc., (v) to increase the authorized capital stock of the Parent and (vi) as may be agreed by U.S. Healthcare and Aetna), and (y) to fix the designation, rights and preferences of the substantially in the form of Exhibit A hereto.

     (b) From and after the Merger Date, until successors are duly elected or appointed and qualified in accordance with applicable law, the Board of Directors of Parent shall consist of the Board of Directors of Aetna immediately prior to the Merger Date, and, no later than sixty days following the Merger Date, the

Board of Directors of Parent shall be expanded to include Leonard Abramson, Chairman of U.S. Healthcare (the "Principal Shareholder"), and two other Persons initially designated by U.S. Healthcare prior to the Merger Date (the Principal Shareholder and such Persons, the "U.S. Healthcare Designees"), provided that such other Persons may elect to become members of the Board of Directors of Parent at any time during such sixty day period. Thereafter, if any of the U.S. Healthcare Designees (with the exception of the Principal Shareholder) is unable or unwilling to serve on the Board of Directors of Parent during the two year period after the Merger Date, the successor or successors to such U.S. Healthcare Designees shall be selected by the Principal Shareholder. U.S. Healthcare Designees (including, if applicable, any successor or successors selected by the Principal Shareholder) will be nominated by the Parent Board of Directors for election to such Board of Directors for a period of no less than two consecutive years immediately following the Merger Date. The Parent Board of Directors shall appoint the Principal Shareholder to any committee of the Parent Board of Directors that is constituted for the purpose of identifying and recommending a candidate to become Chief Executive Officer of Parent at such time as the current Chief Executive Officer of Parent retires.

     (c) From and after the Merger Date, all of the lines of business and operations of U.S. Healthcare (including but not limited to all HMO, POS, indemnity health insurance and other lines of business and operations) and all of the domestic (U.S.) lines of business and operations of Aetna Health Plans (including but not limited to all Health, Specialty Health and Group Insurance lines of business and operations) (hereinafter referred to collectively as "The Consolidated Health Operations") shall report to the two Co-Presidents of U.S. Healthcare as of the date hereof, who will then assume the positions of Co-Presidents of the Consolidated Health Operations (hereinafter referred to as the "Co-Presidents"). The Co-Presidents shall have their principal offices in Blue Bell, PA or such other location as they shall determine, and shall report directly and exclusively to the Chief Executive Officer of Aetna. Reporting directly and exclusively to the Co-Presidents shall be the individuals who serve as the Chief Financial Officer, Chief Medical Officer, Senior Sales Officer and Chief Legal Officer of U.S. Healthcare as of the date hereof, who will each assume similar positions and responsibilities for the Consolidated Health Operations as of the Merger Date except as may otherwise be mutually agreed between the Co-Presidents and any of the specific officers. The Co-Presidents will also select and appoint those other senior officers who will be reporting directly to the Co-Presidents and responsible for other areas of responsibility for the Consolidated Health Operations (including but not limited to Group Insurance, Information Technology, Operations, Sales, National Accounts, Behavioral Health, Dental, Pharmacy, Health Education, and Human Resources), provided, however, that such appointments shall be made only in consultation with and with the approval of the Chief Executive Officer of Aetna. The Co-Presidents will also serve as Co-Chairs of a transition group consisting of U.S. Healthcare and Aetna executives who will plan for and oversee the integration activities of the Consolidated Health Operations to occur on and after the Merger Date. For a period of twenty-four (24) months from the Merger Date, no person employed by U.S. Healthcare as of the date hereof will be discharged with or without cause or have his or her compensation reduced or his or her principal office location changed absent the prior consent and approval of the Co-Presidents. Any change or termination in the use of the U.S. Healthcare name or apple logo with respect to U.S. Healthcare products marketed as of the date hereof shall be as mutually agreed by the Chairman of Aetna and the Co-Presidents. The provisions of this paragraph shall be subject to the terms of any employment agreements entered into by U.S. Healthcare with any of its employees as of the date hereof or with the Specified U.S. Healthcare Officers as contemplated by this Agreement.

     (d) Each of U.S. Healthcare and Aetna shall cause Parent to take all necessary corporate action for the establishment of the Parent stock option plan contemplated by Sections 1.7 and 1.8 hereof and agrees to vote the shares of capital stock of Parent owned by it in favor of the adoption of such plan as required under the laws of the State of Connecticut.

     (e) From the date hereof until the Merger Date, Aetna and U.S. Healthcare shall cause Parent (x) not to take any action inconsistent with the provisions of this Agreement and (y) not to conduct business or activity other than in connection with this Agreement.

     SECTION 7.12. Governmental Authorization. Aetna and U.S. Healthcare shall cause Parent to take all actions by or in respect of, or filing with, any governmental body, agency, official or authority required for the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement, including (a) compliance with any applicable requirements of the HSR Act; (b) compliance with any applicable requirements of the 1934 Act; (c) compliance with any applicable requirements of the 1933 Act; (d) compliance with any applicable foreign or state securities or Blue Sky laws; (e) approvals or filings required under laws, rules and regulations governing insurance and insurance companies, health maintenance organizations, health care services plans, third party administrators or other managed health care organizations; and (f) the filing with the Secretary of the State and, if required, the Insurance Commissioner of the State of Connecticut of an amendment to the Parent's certificate of incorporation to reflect the matters contemplated by Section 7.11.

     SECTION 7.13. Disclosure Documents. Aetna and U.S. Healthcare shall cause each document required to be filed by Parent with the SEC in connection with the transactions contemplated by this Agreement (the "Parent Disclosure Documents"), including, without limitation, the Form S-4, if any, to be filed with the SEC in connection with the Mergers, and any amendments or supplements thereto, to, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act.

     SECTION 7.14. Listing of Stock. Each of Aetna and U.S. Healthcare shall, subject to the terms of this Agreement, use its reasonable best efforts to make application to the NYSE or such other stock exchanges as shall be agreed for the listing of the Parent Common Stock and Parent Preferred Stock and to list such stock on the NYSE or such other exchanges.

                                   ARTICLE 8

                           CONDITIONS TO THE MERGERS

     SECTION 8.1. Conditions to the Obligations of Each Party. The obligations of U.S. Healthcare to consummate the U.S. Healthcare Sub Merger and of Aetna to consummate the Aetna Sub Merger are subject to the satisfaction (or waiver by the party for whose benefit such conditions exist) of the following conditions:

          (a) this Agreement and the transactions contemplated by this Agreement shall have been approved and adopted by the shareholders of U.S. Healthcare in accordance with the laws of the Commonwealth of Pennsylvania;

          (b) this Agreement and the transactions contemplated by this Agreement shall have been approved and adopted by the shareholders of Aetna in accordance with the laws of the State of Connecticut;

          (c) any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement shall have expired;

          (d) no provision of any applicable law or regulation and no judgment, injunction, order or decree of a court of competent jurisdiction shall prohibit the consummation of either of the Mergers;

          (e) the Form S-4 shall have been declared effective under the 1933 Act and no stop order suspending the effectiveness of the Form S-4 shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

          (f) (i) U.S. Healthcare shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom in form and substance reasonably satisfactory to U.S. Healthcare, and (ii) Aetna shall have received an opinion of Davis Polk & Wardwell in form and substance satisfactory to Aetna, in each case on the basis of certain facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing on the Merger Date, to the effect that neither it nor any of its shareholders shall recognize gain or loss for U.S. Federal income tax purposes as a result of the Merger to which it is a party (other than in respect of (x) the Cash Consideration or (y) any cash paid in lieu of fractional shares). In rendering the opinions described in the preceding sentence, such counsel may require and rely upon representations contained in certificates of officers of Parent, U.S. Healthcare, Aetna and their respective Subsidiaries;

          (g) the shares of Parent Common Stock and Parent Preferred Stock issuable in the Mergers shall have been approved for listing on the NYSE upon official notice of issuance or such other stock exchanges as shall be agreed;

          (h) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the U.S. Healthcare Sub Merger and the Aetna Sub Merger including, without limitation, any approvals or filings required under federal or state laws, rules and regulations governing insurance and insurance companies, health maintenance organizations, health care services plans, third party administrators or other managed health care organizations, or any actions or filings pursuant to the New Jersey Industrial Site Recovery Act shall have been made or obtained; and

          (i) the transaction contemplated by the Stock Purchase Agreement dated as of November 28, 1995 between The Travelers Insurance Group Inc. and Aetna (the "Stock Purchase Agreement") relating to the purchase and sale of 100% of the Common Stock of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company shall have been consummated.

     SECTION 8.2. Conditions to the Obligations of Aetna. The obligations of Aetna to consummate the Aetna Sub Merger are subject to the satisfaction (or waiver by Aetna) of the following further conditions:

          (a) (i) U.S. Healthcare shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Merger Date, (ii) the representations and warranties of U.S. Healthcare contained in this Agreement shall be true at and as of the Merger Date, as if made at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein); provided that the condition set forth in clause (ii) shall be deemed satisfied if any inaccuracies in any such representations and warranties at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein) would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on U.S. Healthcare; and Aetna shall have received a certificate signed by an executive officer of U.S. Healthcare to the effect set forth in clauses
     (i) and (ii) (after giving effect to the proviso therein); and

          (b) At least twelve of the Persons listed on Schedule 8.2(b) shall have entered into employment agreements with U.S. Healthcare substantially in the form of Schedule 3.11(j)(A) hereto.

     SECTION 8.3. Conditions to the Obligations of U.S. Healthcare. The obligations of U.S. Healthcare to consummate the U.S. Healthcare Sub Merger are subject to the satisfaction (or waiver by U.S. Healthcare) of the following further conditions:

          (a) (i) Aetna shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Merger Date, (ii) the representations and warranties of Aetna contained in this Agreement shall be true at and as of the Merger Date, as if made at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein); provided that the condition set forth in clause (ii) shall be deemed satisfied if any inaccuracies in any such representations and warranties at and as of the Merger Date (without giving effect to any materiality or Material Adverse Effect qualifications or materiality exceptions contained therein) would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect on Aetna; and U.S. Healthcare shall have received a certificate signed by an executive officer of Aetna to the effect set forth in clauses (i) and (ii) hereof (after giving effect to the proviso therein); and

          (b) the average of the closing prices per share of the Aetna Common Stock on the NYSE Composite Tape for the 20 consecutive trading days immediately prior to the proposed Merger Date (the "Average Closing Stock Price") is not less than $60.90, provided that this condition shall be deemed to be satisfied notwithstanding the fact that the Average Closing Stock Price is less than $60.90 if Aetna, in its sole discretion, agrees to increase that portion of the Merger Consideration payable in respect of each share of U.S. Healthcare Stock by an amount in cash equal to (A) the difference between (I) a fraction, the numerator of which is $60.90 and the denominator of which is the Average Closing Stock Price and (II) 1, and multiplying such difference by (B) the product of (y) 0.2995 and (z) the Average Closing Stock Price.

                                   ARTICLE 9

                                  TERMINATION

     SECTION 9.1. Termination. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Merger Date (notwithstanding any approval of this Agreement by the shareholders of U.S. Healthcare or Aetna):

          (a) by mutual written consent of U.S. Healthcare and Aetna;

          (b) by either U.S. Healthcare or Aetna, if the Merger has not been consummated by the date twelve months following the date of this Agreement;

          (c) by either U.S. Healthcare or Aetna, if there shall be any law or regulation that makes consummation of either of the Mergers illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Aetna or U.S. Healthcare from consummating their respective Mergers is entered and such judgment, injunction, order or decree shall become final and nonappealable;


          (d) by Aetna, in the event of any breach by the Principal Shareholder of any obligations under the Voting Agreement dated as of the date hereof (the "VOTING AGREEMENT") among the Principal Shareholder, Aetna Life Insurance and Annuity Company and Aetna Life Insurance Company as amended by Amendment No. 1 thereto dated May 30, 1996;


          (e) (i) by U.S. Healthcare, if the approvals of the shareholders of Aetna contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or any adjournment thereof or (ii) by Aetna, if the approvals of the shareholders of U.S. Healthcare contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or any adjournment thereof;

          (f) by Aetna, if, (i) the Board of Directors of U.S. Healthcare determines not to call or hold the U.S. Healthcare Shareholder Meeting or
     (ii) prior to the U.S. Healthcare Shareholder Meeting, the Board of Directors of U.S. Healthcare shall have withdrawn, modified or changed in a manner adverse to Aetna its approval or recommendation of this Agreement or the U.S. Healthcare Sub Merger;

          (g) by U.S. Healthcare, if, (i) the Board of Directors of Aetna determines not to call or hold the Aetna Shareholder Meeting or (ii) prior to the Aetna Shareholder Meeting, the Board of Directors of Aetna shall have withdrawn, modified or changed in a manner adverse to U.S. Healthcare its approval or recommendation of this Agreement or the Aetna Sub Merger;

          (h) by Aetna, upon a breach of any representation, warranty, covenant or agreement of U.S. Healthcare, or if any representation or warranty of U.S. Healthcare shall become untrue, in either case such that the conditions set forth in Section 8.2(a) would be incapable of being satisfied by the first anniversary of the date hereof (or as otherwise extended);

          (i) by U.S. Healthcare, upon a breach of any representation, warranty, covenant or agreement of Aetna, or if any representation or warranty of Aetna shall become untrue, in either case such that the conditions set forth in Section 8.3(a) would be incapable of being satisfied by the first anniversary of the date hereof (or as otherwise extended);

          (j) by U.S. Healthcare, upon payment to Aetna of the amounts referred to in Section 10.4(b), if prior to the U.S. Healthcare Shareholder Meeting, the Board of Directors of U.S. Healthcare shall have withdrawn or modified in a manner adverse to Aetna its approval or recommendation of this Agreement or the U.S. Healthcare Sub Merger in order to permit U.S. Healthcare to execute a definitive agreement in connection with an Acquisition Proposal with respect to U.S. Healthcare which the Board of Directors of U.S. Healthcare determines in good faith (based on the presentation of an investment banking firm of national reputation) to be more favorable to U.S. Healthcare's shareholders than the U.S. Healthcare Sub Merger; and

          (k) by U.S. Healthcare, if the Stock Purchase Agreement is terminated in accordance with its terms.

The party desiring to terminate this Agreement pursuant to this Section 9.1 shall give written notice of such termination to the other party in accordance with Section 10.1.

     SECTION 9.2. Effect of Termination. If this Agreement is terminated pursuant to Section 9.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto, except that (a) the agreements contained in this Section 9.2 and in Section 10.4 shall survive the termination hereof and (b) no such termination shall relieve any party of any liability or damages resulting from any breach by that party of this Agreement.

                                   ARTICLE 10

                                 MISCELLANEOUS

     SECTION 10.1. Notices. Except as provided in Section 5.4, all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to Aetna, to:

           Aetna Life and Casualty Company
           151 Farmington Avenue
           Hartford, CT 06156-7505
           Fax: 860-549-6755
           Attention: Richard L. Huber
                    Vice Chairman

        with a copy to:

           Davis Polk & Wardwell
           450 Lexington Avenue
           New York, New York 10017
           Fax: (212) 450-4800
           Attention: Lewis B. Kaden

     if to U.S. Healthcare, to:

           U.S. Healthcare, Inc.
           780 Jolly Road
           P.O. Box 1109
           Blue Bell, PA 19422
           Fax: 215-283-6401
           Attention: David Simon

        with a copy to:

           Skadden, Arps, Slate, Meagher & Flom
           919 Third Avenue
           New York, New York 10022
           Fax: (212) 735-2000
           Attention: Stephen M. Banker

     if to Parent, to:

           each of the addresses set forth above

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate telecopy confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section.

     SECTION 10.2. Entire Agreement; Survival of Representations and Warranties. (a) This Agreement (including the Exhibits hereto), the other agreements referred to in this Agreement and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to such subject matter. None of this Agreement, the Confidentiality Agreement or any other agreement contemplated hereby or thereby (or any provision hereof or thereof) is intended to confer on any Person other than the parties hereto or thereto any rights or remedies (except that Sections 7.6 and 7.7 are intended to confer rights and remedies on the Persons specified therein, Sections 7.8 and 7.11(c) are intended to confer rights and remedies on the Co-Presidents and
Section 7.11(b) is intended to confer rights and remedies on the Principal Shareholder).

     (b) The representations and warranties contained herein shall not survive the Merger Date.

     SECTION 10.3. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Merger Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by U.S. Healthcare, Aetna and Parent or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of this Agreement by the shareholders of (i) U.S. Healthcare, no such amendment or waiver shall, without the further approval of such shareholders, alter or change
(A) the amount or kind of consideration to be received in exchange for any shares of capital stock of U.S. Healthcare, or (B) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of U.S. Healthcare and (ii) Aetna, no such amendment or waiver shall, without the further approval of such shareholders, alter or change (A) the amount or kind of consideration to be received in exchange for any shares of capital stock of Aetna or (B) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of Aetna.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 10.4.  Expenses.  (a) Except as otherwise specified in this Section
10.4 or agreed in writing by the parties, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense.

     (b) U.S. Healthcare agrees that if this Agreement shall be terminated pursuant to Section 9.1(e)(ii), (f), or (j), it will pay Aetna an amount equal to $100,000,000 plus all out-of-pocket expenses, not to exceed $25,000,000, incurred by Aetna in connection with this Agreement, the Mergers and all related transactions by wire transfer of immediately available funds promptly, but in no event later than two business days, after such termination; provided that no payment will be required pursuant to this Section 10.4(b) if this Agreement is terminated pursuant to Section 9.1(e)(ii) unless, after the date hereof, U.S. Healthcare shall have received, or there shall have been commenced, an Acquisition Proposal with respect to U.S. Healthcare.

     (c) U.S. Healthcare agrees that if this Agreement shall be terminated pursuant to Section 9.1(e)(ii) and no payment is required by it pursuant to
Section 10.4(b), it will reimburse Aetna for all out-of-pocket expenses (not to exceed $25,000,000) incurred by Aetna in connection with this Agreement, the Merger and all related transactions. Such payment shall be made by wire transfer of immediately available funds promptly, but in no event later than two business days, after such termination.

     (d) Aetna agrees that if this Agreement shall be terminated (i) pursuant to
Section 9.1(e)(i), (g) or (k), or (ii) pursuant to Section 9.1(b) and (A) the condition set forth in Section 8.1(i) has not been satisfied or waived by Aetna and (B) all other conditions set forth in Section 8.1 and 8.2 have theretofore been, or are then capable of being satisfied, it will pay U.S. Healthcare an amount equal to $100,000,000 plus all out-of-pocket expenses, not to exceed $25,000,000, incurred by U.S. Healthcare in connection with this Agreement, the Mergers and all related transactions by wire transfer of immediately available funds promptly, but in no event later than two business days, after such termination; provided that no payment will be required pursuant to this Section 10.4(d) if this Agreement is terminated pursuant to
Section 9.1(e)(i) unless, after the date hereof, Aetna shall have received, or there shall have been commenced, an Aetna Acquisition Proposal.

     (e) Aetna agrees that if this Agreement shall be terminated pursuant to
Section 9.1(e)(i) and no payment is required by it pursuant to Section 10.4(d), it will reimburse U.S. Healthcare for all out-of-pocket expenses (not to exceed $25,000,000) incurred by U.S. Healthcare in connection with this Agreement, the Mergers and all related transactions. Such payment shall be made by wire transfer of immediately available funds promptly, but in no event later than two business days, after receipt by Aetna of a written notice given by U.S. Healthcare setting forth the amount of such expenses.

     SECTION 10.5. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto; provided further that Aetna may assign its rights, but not its obligations, under this Agreement to a wholly-owned subsidiary of Aetna.

     SECTION 10.6. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to principles of conflict of laws).

     SECTION 10.7. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement may be brought against any of the parties in the United States District Court for the Southern District of New York or any state court sitting in the City of New York, Borough of Manhattan, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 10.1, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

     SECTION 10.8. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          AETNA LIFE AND CASUALTY COMPANY

                                          By /s/ RONALD COMPTON

                                            ------------------------------------
                                            Name: Ronald Compton
                                            Title:  Chairman and Chief Executive
                                             Officer

                                          U.S. HEALTHCARE, INC.

                                          By /s/ JOSEPH T. SEBASTIANELLI

                                            ------------------------------------
                                            Name: Joseph T. Sebastianelli
                                            Title:  Co-President

                                          AETNA INC.

                                          By /s/ RICHARD HUBER

                                            ------------------------------------
                                            Name: Richard Huber
                                            Title:  Vice President

                                          ANTELOPE SUB, INC.

                                          By /s/ RICHARD HUBER

                                            ------------------------------------
                                            Name: Richard Huber
                                            Title:  Vice President

                                          NEW MERGER CORPORATION

                                          By /s/ JAMES DICKERSON

                                            ------------------------------------
                                            Name: James Dickerson
                                            Title:  President

                     APPENDIX B -- AMENDED VOTING AGREEMENT

                                                        COMPOSITE CONFORMED COPY


                                              [GIVING EFFECT TO AMENDMENT NO. 1]



                 VOTING AGREEMENT AS AMENDED BY AMENDMENT NO. 1



     Agreement dated as of March 30, 1996 among Leonard Abramson (the "PRINCIPAL SHAREHOLDER"), Aetna Life Insurance Company, a Connecticut insurance corporation, Aetna Life Insurance and Annuity Company, a Connecticut insurance corporation (collectively, the "OTHER SHAREHOLDERS"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below) as amended by Amendment No. 1 thereto dated May 30, 1996.


     In consideration of the execution by Aetna Life and Casualty Company, a Connecticut insurance corporation ("AETNA"), of the Agreement and Plan of Merger dated as of March 30, 1996 (the "MERGER AGREEMENT") among Aetna, U.S. Healthcare, Inc., a Pennsylvania corporation ("U.S. HEALTHCARE"), Aetna Inc. ("PARENT"), a Connecticut corporation, New Merger Corporation, a Pennsylvania corporation, and Antelope Merger Sub, Inc., a Connecticut corporation, a copy of which is attached as Exhibit A hereto, and other good and valuable consideration, receipt of which is hereby acknowledged, the Principal Shareholder and the Other Shareholders hereby agree as follows:

     1. Representations and Warranties of Principal Shareholder. The Principal Shareholder hereby represents and warrants to the Other Shareholders as follows:

     (a) Title. As of the date hereof, the Principal Shareholder beneficially owns 1,818,755 shares (including 1,806,803 shares held in various trusts for the benefit of his children and grandchildren, but not including any stock options owned by him) of Common Stock ("COMMON STOCK"), par value $0.005 per share, of U.S. Healthcare and 14,411,955 shares of Class B Stock ("CLASS B STOCK"), par value $0.005 per share, of U.S. Healthcare (the shares of Class B Stock so owned by Principal Shareholder, the "CLASS B SHARES"). As of the date hereof, the Principal Shareholder holds options to purchase 450,000 shares of Common Stock, all of which will become exercisable upon execution and delivery of the Merger Agreement. The Principal Shareholder holds no options to purchase Class B Stock and, except as set forth in this Section 1(a), as of the date hereof the Principal Shareholder does not (i) beneficially own any shares of any class or series of capital stock of U.S. Healthcare or any securities convertible into or exercisable for shares of any class or series of U.S. Healthcare's capital stock or (ii) have any rights to acquire any shares of any class or series of capital stock of U.S. Healthcare or any securities convertible into or exercisable for shares of any class of U.S. Healthcare's capital stock. The Principal Shareholder owns the Class B Shares free and clear of all liens, claims, options, charges or other encumbrances. The Class B Shares represent approximately 83.7% of the total voting power of U.S. Healthcare's capital stock as of the date hereof.

     (b) Right to Vote. The Principal Shareholder has full legal power, authority and right to vote all Class B Shares in favor of approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, except for this Agreement, the Principal Shareholder has not entered into any voting agreement with any person or entity with respect to any of the Class B Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Class B Shares, deposited any of the Class B Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting the Principal Shareholder's legal power, authority or right to vote the Class B Shares in favor of the approval and adoption of the Merger Agreement or any of the transactions contemplated by the Merger Agreement. As of the date of the U.S. Healthcare shareholders meeting to vote on approval and adoption of the Merger Agreement and, to the extent submitted to shareholders for approval, the transactions contemplated by the Merger Agreement, including any adjournment or postponement thereof (the "U.S. HEALTHCARE SHAREHOLDERS MEETING"), except for this Agreement, the Principal Shareholder will have full legal power, authority and right to vote all Class B Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity. From and after the date hereof, the Principal Shareholder will not commit any act that could restrict or otherwise affect such legal power, authority and right to vote all Class B Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement. Without limiting the generality of the foregoing, from and after the date hereof the Principal Shareholder will not enter into any voting agreement with any person or entity with respect to any of the Class B Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Class B Shares, deposit any of the Class B Shares in a voting trust or otherwise enter into any agreement or arrangement limiting or affecting the Principal Shareholder's legal power, authority or right to vote the Class B Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement (other than this Agreement).

     (c) Authority. The Principal Shareholder has full legal power, authority and right to execute and deliver, and to perform his obligations under, this Agreement. This Agreement has been duly executed and delivered by the Principal Shareholder and constitutes a valid and binding agreement of the Principal Shareholder enforceable against the Principal Shareholder in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     (d) Conflicting Instruments; No Transfer. Neither the execution and delivery of this Agreement nor the performance by the Principal Shareholder of his agreements and obligations hereunder will result in any breach or violation of or be in conflict with or constitute a default under any term of (i) any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Principal Shareholder is a party or by which the Principal Shareholder (or any of his assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or affect the Principal Shareholder's ability to cast all votes necessary to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement or (ii) the Articles of Incorporation of U.S. Healthcare.

     2. Representations and Warranties of Other Shareholders. Each Other Shareholder hereby represents and warrants to the Principal Shareholder that this Agreement has been duly authorized by all necessary corporate action on its part, has been duly executed and delivered by such Other Shareholder and is a valid and binding agreement of such Other Shareholder enforceable against such Other Shareholder in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     3. Restriction on Transfer. The Principal Shareholder agrees that (other than pursuant to the Merger Agreement) he will not, and will not agree to, (i) sell, assign, dispose of, encumber, mortgage, hypothecate or otherwise transfer (collectively, "TRANSFER") any Class B Shares or any options, warrants or other rights to acquire Class B Stock to any person or entity or (ii) convert (or allow the conversion of) any Class B Shares into shares of Common Stock of U.S. Healthcare; provided that, notwithstanding clause (i), the Principal Shareholder shall be permitted to Transfer Class B Shares to any "Permitted Transferee" (as defined in U.S. Healthcare's Articles of Incorporation) if prior to and as a condition of such Transfer such Permitted Transferee enters into a written agreement with the Other Shareholders (in form and substance satisfactory to the Other Shareholders) agreeing to be bound by the terms of this Agreement binding on the Principal Shareholder.

     4. Agreement to Vote of Principal Shareholder. The Principal Shareholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted all Class B Shares at the U.S. Healthcare Shareholders Meeting and at any other annual or special meeting of shareholders of U.S. Healthcare where such matters arise (a) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and (b) against (i) approval of any proposal made in opposition to or in competition with the Mergers or any of the other transactions contemplated by the Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of U.S. Healthcare or any of its subsidiaries, with or involving any party other than Aetna, the Other Shareholders or one of their respective subsidiaries, (iii) any liquidation or winding up of U.S. Healthcare, (iv) any extraordinary dividend by U.S. Healthcare, (v) any change in the capital structure of U.S. Healthcare (other than pursuant to the Merger Agreement) and
(vi) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Mergers or the other transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of U.S. Healthcare under the Merger Agreement which would materially and adversely affect U.S. Healthcare or its ability to consummate the transactions contemplated by the Merger Agreement.

     5. Action in Principal Shareholder Capacity Only. The Principal Shareholder makes no agreement or understanding herein as director or officer of U.S. Healthcare. The Principal Stockholder signs solely in his capacity as a recordholder and beneficial owner of the Class B Shares, and nothing herein shall limit or affect any actions taken in his capacity as an officer or director of U.S. Healthcare.

     6. Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

     7. Executed in Counterparts. This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

     8. Specific Performance. The parties hereto agree that if for any reason the Principal Shareholder fails to perform any of his agreements or obligations under this Agreement irreparable harm or injury to the Other Shareholders and Aetna would be caused for which money damages would not be an adequate remedy. Accordingly, the Principal Shareholder agrees that, in seeking to enforce this Agreement against the Principal Shareholder, the Other Shareholders and Aetna shall be entitled to specific performance and injunctive and other equitable relief. The provisions of this Section 8 constitute the Other Shareholders' and Aetna's sole remedy in the event of a breach by the Principal Shareholder of any of his representations or warranties under this Agreement; provided that, with respect to the Principal Shareholder's agreements and obligations under this Agreement, the provisions of this Section 8 are without prejudice to any other rights or remedies, whether at law or in equity, that the Other Shareholders or Aetna may have against the Principal Shareholder for any failure to perform any of his agreements or obligations under this Agreement.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of laws thereof.

     10. Amendments; Termination. (a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

     (b) The provisions of this Agreement shall terminate upon the earliest to occur of (i) the consummation of the Mergers, (ii) the date which is 18 months after the date hereof or (iii) the termination of the Merger Agreement if, but only if, the Merger Agreement is terminated solely for reasons that are not directly or indirectly related to the commencement of, or any Person's direct or indirect indication of interest in making, an Acquisition Proposal with respect to U.S. Healthcare.

     (c) For purposes of this Agreement, the term "MERGER AGREEMENT" includes the Merger Agreement, as the same may be modified or amended from time to time; provided that no such amendment or modification amends or modifies the Merger Agreement in a manner such that the Merger Agreement, as so amended or modified, is less favorable to the Principal Shareholder in any material respect than is the Merger Agreement in effect on the date hereof.

     11. Additional Shares. If, after the date hereof, the Principal Shareholder acquires beneficial ownership of any shares of Class B Stock (any such shares, "ADDITIONAL SHARES"), including, without limitation, upon exercise of any option, warrant or right to acquire Class B Stock or through any stock dividend or stock split, the provisions of this Agreement (other than those set forth in Section 1) applicable to Class B Shares shall be applicable to such Additional Shares as if such Additional Shares had been Class B Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional

Shares without action by any person or entity immediately upon the acquisition by the Principal Shareholder of beneficial ownership of such Additional Shares.

     12. Action by Written Consent. If, in lieu of the U.S. Healthcare Shareholders Meeting, shareholder action in respect of the Merger Agreement or any of the transactions contemplated by the Merger Agreement is taken by written consent, the provisions of this Agreement imposing obligations in respect of or in connection with the U.S. Healthcare Shareholders Meeting shall apply mutatis mutandis to such action by written consent.

     13. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of the Principal Shareholder or any other individual, any executors, administrators, estates, legal representatives and heirs of the Principal Shareholder or such individual) and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Other Shareholders (in the case of the Principal Shareholder or any of his permitted assigns) or the Principal Shareholder (in the case of the Other Shareholders or any of their permitted assigns), except that the Other Shareholders' rights under this Agreement may be transferred to Aetna or any wholly-owned subsidiary of Aetna. Without limiting the scope or effect of the restrictions on Transfer set forth in Section 3 hereof, Principal Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Class B Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Class B Shares shall pass, whether by operation of law or otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 30th day of March, 1996.

                                          By: /s/  LEONARD ABRAMSON

                                            ------------------------------------
                                            LEONARD ABRAMSON

                                          AETNA LIFE INSURANCE COMPANY

                                          By: /s/  RICHARD HUBER

                                            ------------------------------------
                                          Name: Richard Huber
                                          Title: Vice Chairman

                                          AETNA LIFE INSURANCE AND
                                            ANNUITY COMPANY

                                          By: /s/  SUSAN SCHECHTER

                                            ------------------------------------
                                          Name: Susan Schechter
                                          Title: Secretary

      APPENDIX C -- FORM OF DESIGNATIONS, RIGHTS AND PREFERENCES OF 6.25%
                         CLASS C VOTING PREFERRED STOCK

                                    FORM OF

                    DESIGNATIONS, RIGHTS AND PREFERENCES OF
                      6.25% CLASS C VOTING PREFERRED STOCK

     The terms, limitations and relating rights and preferences of shares of the Corporation's Class C Voting Preferred Stock, par value $.01 per share, to be designated as 6.25% PACS, Class C Voting Preferred Stock are hereby fixed as follows:

     SECTION 1.  DESIGNATION AND AMOUNT.

     The designation of the series of Class C Voting Preferred Stock created by
this Article      shall be "6.25% Class C Voting Preferred Stock" (the "PACS").
The authorized number of shares constituting the PACS shall be      shares.

     SECTION 2.  DIVIDENDS.

     (a) The holders of outstanding shares of PACS shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative preferential dividends from [closing date], 1996, at the rate per share of $4.7578 per annum*, in cash payable quarterly in equal amounts (other than with respect to the initial
dividend period) on           ,           ,           , and           of each
year (each such date being hereinafter referred to as a "Dividend Payment Date"), or, if any Dividend Payment Date is not a business day, then the Dividend Payment Date shall be the next succeeding business day; provided, however, that with respect to any dividend period during which a redemption occurs, the Corporation may, at its option, declare accrued dividends to, and pay such dividends on, the redemption date, in which case such dividends would be payable on the redemption date in cash to the holders of the shares of PACS as of the record date for such dividend payment and such accrued dividends would not be included in the calculation of the related Call Price (as hereinafter defined). Each dividend on the shares of PACS shall be payable to holders of record as they appear on the stock register of the Corporation on such record date, not less than 10 nor more than 70 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Corporation. The first dividend payment shall be for the period from [closing date], 1996 to
            , 1996 and the first dividend will be payable on             , 1996.
Dividends (or amounts equal to accrued and unpaid dividends) payable on shares of PACS for any period less than a full quarterly dividend period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month.

     Dividends on the shares of PACS will accrue on a daily basis beginning on the date immediately following a Dividend Payment Date (except that, with respect to the initial Dividend Payment Date, dividends on the shares of PACS will accrue beginning on [closing date], 1996) whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accumulated unpaid dividends shall not bear interest. Dividends will cease to accrue in respect of shares of PACS on the Mandatory Conversion Date (as hereinafter defined) or on the date of their earlier conversion or redemption.

     (b) So long as any shares of PACS are outstanding, no dividends or other distributions (other than dividends payable in Junior Securities (as defined below) or warrants, rights or options exercisable for or convertible into Junior Securities, together with cash in lieu of fractional shares of Junior Securities or fractional interests in any such warrants, rights or options), and no redemption, purchase or other acquisition for value (other than redemptions, purchases or acquisitions payable in Junior Securities or warrants, rights or options exercisable for or convertible into Junior Securities, together with cash in lieu of fractional shares of Junior Securities or fractional interests in any such warrants, rights or options), shall be paid or made, as the case may be, with respect to, nor may any funds be set aside or made available for any sinking fund for the

- ---------------

     *If the annual dividend for the Aetna Common Stock at the Merger Date is set at a level above $0.83 per share, the annual PACS dividend will be determined as follows: $4.7578 + [(annual dividend per share on Aetna Common Stock - $0.83) X 0.8197]
purchase or redemption of, (a) the Common Stock, par value $.01 per share, of the Corporation ("Common Stock") or any other class or series of the Corporation's capital stock ranking junior to the PACS with respect to dividends or liquidation preferences (such capital stock, including the Common Stock, collectively "Junior Securities") or (b) Parity Preferred Stock (as defined below) until cumulative dividends on the PACS and Parity Preferred Stock in the full amounts owing for all dividend periods ending, and all amounts payable upon redemption or conversion of PACS and Parity Preferred Stock, on or prior to the date on which the proposed dividend or distribution is paid, or the proposed redemption, purchase or other acquisition is effected, have been, in the case of dividends, declared and, in all cases, paid or set apart for payment.

     (c) If any dividends are not paid or set apart in full, as aforesaid, with respect to shares of PACS and any Parity Preferred Stock, all dividends declared with respect to shares of PACS and any Parity Preferred Stock shall be declared pro rata based on the number of shares so that the amount of dividends declared per share on shares of PACS and such Parity Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on shares of PACS and such Parity Preferred Stock bear to each other. Holders of the shares of PACS shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as provided in Section
(2)(a).

     (d) Subject to the foregoing provisions of this Section (2), the Board of Directors may declare and the Corporation may pay or set apart for payment dividends and other distributions on any of the Junior Securities and Parity Preferred Stock and may redeem, purchase or otherwise acquire any Junior Securities and Parity Preferred Stock, in either case from time to time, and the holders of the shares of PACS shall not be entitled to share therein.

     (e) Any dividend payment made on shares of PACS shall first be credited against the earliest accrued but unpaid dividend due with respect to shares of PACS.

     (f) All dividends paid with respect to shares of PACS pursuant to this Section (2) shall be paid pro rata to the holders entitled thereto.

     SECTION 3.  REDEMPTION AND CONVERSION.

     (a) Mandatory Conversion. On [anniversary date of closing date], 2000 (the "Mandatory Conversion Date"), subject to (x) the right of the Corporation to redeem the shares of PACS on or after [anniversary date of closing date], 1999 (the "Initial Redemption Date") and prior to the Mandatory Conversion Date, as described below, and (y) the conversion of the shares of PACS at the option of the holder at any time prior to the Mandatory Conversion Date, as described below, each outstanding share of PACS shall convert automatically (the "Mandatory Conversion") into

          (i) shares of Common Stock at the Common Equivalent Rate (as hereinafter defined) in effect on the Mandatory Conversion Date; and

          (ii) the right to receive an amount in cash equal to all accrued and unpaid dividends on such share of PACS (the "Accrued Dividend Amount") (other than previously declared dividends payable to a different holder of record on a prior date) to the Mandatory Conversion Date, whether or not declared, out of funds legally available for the payment of dividends. The Common Equivalent Rate is initially one share of Common Stock for each share of PACS and is subject to adjustment as set forth below (the "Common Equivalent Rate").

     (b) Redemption by the Corporation.

          (i) Right to Redeem. Shares of PACS are not redeemable by the Corporation prior to the Initial Redemption Date. At any time and from time to time on or after the Initial Redemption Date and prior to the Mandatory Conversion Date, the Corporation shall have the right to redeem, in whole or in part, the outstanding shares of PACS. Upon any such redemption, the Corporation shall deliver to the holders of shares of PACS in exchange for each share so redeemed, the greater of (A) a number of shares of Common Stock equal to the Call Price (as hereinafter defined) in effect on the redemption date, divided by the Current Market Price of the Common Stock determined as of the second trading day immediately preceding the Notice Date (as hereinafter defined) or (B) .8197 of a share of Common Stock (each a "Redemption Rate")(subject to adjustment as set forth below). The public announcement of any call for redemption shall be made prior to, or at the time of, the mailing of the notice of such call to holders of shares of PACS as described below. If fewer than all the outstanding shares of PACS are to be redeemed, shares of PACS to be redeemed shall be selected by the Corporation from outstanding shares of PACS not previously redeemed by lot or pro rata (as nearly as may be practicable). As used in this subparagraph (b), the term "Notice Date" with respect to any notice given by the Corporation in connection with a redemption of shares of PACS means the date on which first occurs either the public announcement of such redemption or the commencement of mailing of such notice to the holders of shares of PACS.

          (ii) Notice of Redemption. The Corporation shall provide notice of any redemption of the shares of PACS pursuant to this subparagraph (b) to holders of record of PACS to be called for redemption not less than 15 days nor more than 60 days prior to the date fixed for such redemption. The earliest Notice Date for any call for redemption of shares of PACS is not earlier than [60 days prior to anniversary date of closing], 1999. Such notice shall be provided by mailing notice of such redemption, first class postage prepaid, to each holder of record of shares of PACS to be redeemed, at such holder's address as it appears on the stock register of the Corporation; provided that neither failure to give such notice nor any defect therein shall affect the validity of the proceeding for the redemption of any shares of PACS to be redeemed except as to the holders to whom the Corporation has failed to give said notice or whose notice was defective.

     Each such notice shall state, as appropriate, the following and may contain such other information as the Corporation deems advisable:

             (A) the redemption date;

             (B) that all outstanding shares of PACS are to redeemed or, in the case of a call for redemption of fewer than all outstanding shares of PACS, the number of such shares held by such holder to be redeemed;

             (C) the number of shares of Common Stock deliverable upon redemption of each share of PACS to be redeemed and, if applicable, the Redemption Rate and the Current Market Price used to calculate such number of shares of Common Stock;

             (D) the place or places where certificates for such shares are to be surrendered for redemption; and

             (E) that dividends on the shares of PACS to be redeemed shall cease to accrue on such redemption date (except as otherwise provided herein).

     (c) Procedures Upon Conversion and Redemption.

          (i) Deposit of Shares and Funds. The Corporation's obligation to deliver shares of Common Stock and provide funds upon redemption in accordance with Sections 3(a) and 3(b) shall be deemed fulfilled if, on or before the Mandatory Conversion Date or a redemption date, as applicable, the Corporation shall irrevocably deposit, with a bank or trust company, or an affiliate of a bank or trust company, having an office or agency in New York City, or shall set aside or make other reasonable provision for the issuance of such number of shares of Common Stock as are required to be delivered by the Corporation pursuant to Section 3(a) or 3(b), as the case may be, upon the occurrence of the Mandatory Conversion or the related redemption (and for the payment of cash in lieu of the issuance of fractional share amounts and accrued and unpaid dividends payable in cash on the shares to be redeemed as and to the extent provided by Section 3(a) or 3(b), as the case may be). Any interest accrued on such funds shall be paid to the Corporation from time to time. Subject to applicable laws, any shares of Common Stock or funds so deposited and unclaimed at the end of two years from such redemption date shall be repaid and released to the Corporation, after which time the holder or holders of such shares of PACS so converted or called for redemption shall look only to the Corporation for delivery of such shares of Common Stock or funds.

          (ii) Surrender of Certificates; Status. Each holder of shares of PACS to be converted or redeemed pursuant to Section 3(a) or 3(b), as the case may be, shall surrender the certificates evidencing such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state) to the Corporation at the place designated by the Corporation and shall thereupon be entitled to receive certificates evidencing shares of Common Stock and to receive any funds payable pursuant to Sections 3(a) or 3(b), as the case may be, following such surrender and following the date of such conversion or redemption. In case fewer than all the shares represented by any such surrendered certificate are called for redemption, a new certificate shall be issued at the expense of the Corporation representing the unredeemed shares. If, on the Mandatory Conversion Date, or, in the event of a redemption, on the date fixed for redemption, as the case may be, shares of Common Stock and funds necessary for such Mandatory Conversion or redemption, as applicable, shall have been irrevocably either set aside by the Corporation separate and apart from its other funds or assets in trust for the account of the holders of the shares to be converted or to be redeemed (and so as to be and continue to be available therefor) or deposited with a bank or trust company or an affiliate thereof or the Corporation shall have made other reasonable provision therefor, then, notwithstanding that the certificates evidencing any shares of PACS so converted or called for redemption shall not have been surrendered, the shares of PACS represented thereby so converted or called for redemption shall be deemed no longer outstanding, dividends with respect to the shares so converted or called for redemption shall cease to accrue on the Mandatory Conversion Date or the date fixed for redemption, as applicable, (except that holders of shares of PACS at the close of business on a record date for any payment of dividends shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares following such record date and prior to such Dividend Payment Date) and all rights with respect to the shares so converted or called for redemption shall forthwith after such date cease and terminate, except for the rights of the holders to receive the shares of Common Stock and funds, if any, payable pursuant to Sections 3(a) or 3(b) without interest upon surrender of their certificates therefor (unless the Corporation defaults on the delivery of such shares or the payment of such funds). Holders of shares of PACS that are converted or redeemed shall not be entitled to receive dividends declared and paid on such shares of Common Stock, and such shares of Common Stock shall not be entitled to vote, until such shares of Common Stock are issued upon the surrender of the certificates representing such shares of PACS and upon such surrender such holders shall be entitled to receive such dividends declared and paid on such shares of Common Stock subsequent to such redemption date or Mandatory Conversion Date with interest thereon. Amounts payable in cash in respect of shares of PACS or shares of Common Stock shall not bear interest.

     (d) Conversion at Option of Holder. Shares of PACS are convertible, in whole or in part, at the option of the holder thereof, at any time prior to the Mandatory Conversion Date, unless previously redeemed, into shares of Common Stock at a rate of .8197 of a share of Common Stock for each share of PACS (the "Optional Conversion Rate"), subject to adjustment as set forth below. The right to convert shares of PACS called for redemption shall terminate immediately prior to the close of business on the redemption date with respect to such shares.

     Conversion of shares of PACS at the option of the holder may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank, to the office or agency to be maintained by the Corporation for that purpose (and, if applicable, cash payment of an amount equal to the dividend payable on such shares), and otherwise in accordance with conversion procedures established by the Corporation. Each optional conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied. The conversion shall be at the Optional Conversion Rate in effect at such time and on such date.

     Holders of shares of PACS at the close of business on a record date for any payment of declared dividends shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such record date and prior to the corresponding Dividend Payment Date. However, shares of PACS surrendered for conversion after the close of business on a record date for any payment of dividends and before the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment to the Corporation in cash of an amount equal to the dividend thereon which is to be paid on such Dividend Payment Date (unless such shares have been called for redemption on a redemption date between such record date and such Dividend Payment Date). A holder of shares of PACS called for redemption on [anniversary date of closing date], 1999 or any other Dividend Payment Date thereafter will receive the dividend on such shares payable on that date without paying an amount equal to such dividend to the Corporation upon conversion. Except as provided above, upon any optional conversion of shares of PACS, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares of PACS or for previously declared dividends or distributions on the shares of Common Stock issued upon such conversion.

     (e) Adjustments of the Common Equivalent Rate, Optional Conversion Rate and Redemption Rate. The Common Equivalent Rate, the Optional Conversion Rate and the Redemption Rates (collectively, the "Rates") shall be each subject to adjustment from time to time as provided below in this section (e).

          (i) If the Corporation shall, after [closing date], 1996:

             (A) pay a stock dividend or make a distribution with respect to its
                 Common Stock in shares of such Common Stock,

             (B) subdivide or split its outstanding Common Stock into a greater number of shares,

             (C) combine its outstanding shares of Common Stock into a smaller number of shares, or

             (D) issue by reclassification of its shares of Common Stock any shares of common stock of the Corporation;

        then, in any such event, the Rates in effect immediately prior to such event shall each be adjusted so that the holder of any shares of PACS shall thereafter be entitled to receive, upon Mandatory Conversion or upon conversion at the option of the holder or redemption, the number of shares of Common Stock of the Corporation which such holder would have owned or been entitled to receive immediately following any event described above had such shares of PACS been converted immediately prior to such event or any record date with respect thereto. Such adjustment shall become effective at the opening of business on the business day next following the record date for determination of stockholders entitled to receive such dividend or distribution, in the case of a dividend or distribution, and shall become effective immediately after the effective date, in the case of a subdivision, split, combination or reclassification. Such adjustments shall be made successively.

          (ii) If the Corporation shall, after [closing date], 1996, issue rights or warrants to all holders of its Common Stock (other than Rights issued pursuant to any Rights Plan of the Corporation) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price at the time of such issue, then, in any such event unless such rights or warrants are issued to holders of shares of PACS on a pro rata basis with the shares of Common Stock based on the Common Equivalent Rate on the date immediately preceding such issuance, each Rate shall be adjusted by multiplying such Rate, in effect immediately prior to the date of issuance of such rights or warrants, by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at such Current Market Price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Current Market Price). Such adjustment shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, each Rate shall be readjusted to the applicable Rate which would then be in effect had the adjustments been made upon the issuance of such rights or warrants upon the basis of delivery of only the number of shares of Common Stock actually delivered. Such adjustment shall be made successively.

          (iii) If the Corporation shall after [closing date], 1996, pay a dividend or make a distribution to all holders of its Common Stock of evidences of its indebtedness, cash or other assets (including capital stock of the Corporation or any subsidiary of the Corporation, but excluding (x) the Corporation's regular quarterly cash dividend and (y) dividends referred to in subparagraph (i) above) or shall issue to all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (other than Rights issued pursuant to any Rights Plan of the Corporation and those referred to in subparagraph (ii) above), then unless such dividend is paid or distribution is made to each holder of shares of PACS on a pro rata basis with the shares of Common Stock based on the Common Equivalent Rate on the date immediately preceding such payment or distribution, in any such event, each Rate shall be adjusted by multiplying such Rate in effect on the record date mentioned below, by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the record date for the determination of stockholders entitled to receive such dividend or distribution, and of which the denominator shall be such Current Market Price per share of Common Stock less the fair market value (as determined in good faith by the Board of Directors, whose good faith determination shall be conclusive, and described in a resolution adopted with respect thereto) as of such record date of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall become effective on the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such dividend or distribution. Such adjustment shall be made successively.

          (iv) Any shares of Common Stock issuable in payment of a dividend or other distribution shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend or other distribution for purposes of calculating the number of outstanding shares of Common Stock under subsection (ii) above.

          (v) The Corporation shall also be entitled to make upward adjustments in the Common Equivalent Rate, the Optional Conversion Rate, the Redemption Rate and the Call Price, as it in its sole discretion shall determine to be advisable, in order that any stock dividends, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to
     Section 305 of the Internal Revenue Code of 1986, as amended) made by the Corporation to its stockholders after [closing date], 1996 shall not be taxable.

          (vi) In any case in which subsection 4(e) shall require that an adjustment as a result of any event becomes effective at the opening of business on the business day next following a record date and the date fixed for conversion pursuant to subsection 3(a) or redemption pursuant to subsection 3(b) or 3(d) occurs after such record date, but before the occurrence of such event, the Corporation may, in its sole discretion, elect to defer the following until after the occurrence of such event: (A) issuing to the holder of any converted or redeemed shares of PACS the additional shares of Common Stock issuable upon such conversion or redemption over the shares of Common Stock issuable before giving effect to such adjustments and (B) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to subsection 3(j).

          (vii) All adjustments to the Rates shall be calculated to the nearest 1/100th of a share of Common Stock. No adjustment in the Rates shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustment which by reason of this subsection (vii) is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (f) Adjustment for Consolidation or Merger. In case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the surviving or continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation remains unchanged), or in the case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, proper provisions shall be made so that each share of PACS shall, after consummation of such transaction, be subject to (i) conversion at the option of the holder into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of PACS might have been converted immediately prior to consummation of such transaction,
(ii) conversion on the Mandatory Conversion Date into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such shares of PACS would have converted if the conversion on the Mandatory Conversion Date had occurred immediately prior to the date of consummation of such transaction, plus the right to receive cash in an amount equal to all accrued and unpaid dividends on such shares of PACS (other than previously declared dividends payable to a holder of record as of a prior date), and (iii) redemption on any redemption date in exchange for the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock that would have been issuable at the Redemption Rate in effect on such redemption date upon a redemption of such share immediately prior to consummation of such transaction, assuming in each case that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction (provided that if the kind or amount of securities, cash or other property receivable upon consummation of such transaction is not the same for each non-electing share, then the kind and amount of securities, cash or other property receivable upon consummation of such transaction for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The kind and amount of securities into or for which the shares of PACS shall be convertible or redeemable after consummation of such transaction shall be subject to adjustment as described in Section 3(e) following the date of consummation of such transaction. The Corporation may not become a party to any such transaction unless (A) the terms thereof are consistent with the foregoing or (B) the holders of shares of PACS shall have approved other terms in accordance with the provisions of Section 5(c).

     For purposes of the immediately preceding paragraph, any sale or transfer to another corporation of property of the Corporation which did not account for at least 50% of the consolidated net income of the Corporation for its most recent fiscal year ending prior to the consummation of such transaction shall not in any event be deemed to be a sale or transfer of the property of the Corporation as an entirety or substantially as an entirety.

     (g) Notices of Adjustments. (i) Whenever the Rates are adjusted as herein provided, the Corporation shall:

          (A) forthwith compute the adjusted Rates in accordance herewith and prepare a certificate signed by an officer of the Corporation setting forth the adjusted Rates, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be conclusive, final and binding evidence of the correctness of the adjustment, and file such certificate forthwith with the transfer agent for the shares of PACS and the Common Stock; and

          (B) make a prompt public announcement and mail a notice to the holders of the outstanding shares of PACS stating that the Rates have been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Rates, such notice to be mailed at or prior to the time the Corporation mails an interim statement to its stockholders covering the fiscal quarter during which the facts requiring such adjustment occurred, but in any event within 45 days of the end of such fiscal quarter.

     (ii) In case, at any time while any of the shares of PACS are outstanding,

          (A) the Corporation shall declare a dividend (or any other distribution) on its Common Stock, excluding any cash dividends; or

          (B) the Corporation shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

          (C) the Corporation shall authorize any reclassification, subdivision or split of its Common Stock (other than a subdivision or combination thereof) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required (except for a merger of the Corporation into one of its subsidiaries solely for the purpose of changing the corporate domicile of the Corporation to another state of the United States and in connection with which there is no substantive change in the rights or privileges of any securities of the Corporation other than changes resulting from differences in the corporate statutes of the then existing and the new state of domicile), or the sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety; or

          (D) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of PACS, and shall cause to be mailed to the holders of shares of PACS at their last addresses as they shall appear on the stock register, at least 10 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (B) the date on which any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property (including cash), if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give or receive the notice required by this subsection (g)(ii) or any defect therein shall not affect the legality or validity of such dividend, distribution, right or warrant or other action.

     (h) Effect of Conversions and Redemptions. The person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon any conversion or redemption shall be deemed to have become on the date of any such conversion or redemption the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open.

     (i) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the redemption or conversion of any shares of PACS. In lieu of any fractional share otherwise issuable in respect of the aggregate number of shares of PACS of any holder which are redeemed or converted on any redemption date or upon Mandatory Conversion or any optional conversion, such holder shall be entitled to receive an amount in cash (computed to the nearest cent) equal to the value of such fractional shares based on the (i) Current Market Price as of the second Trading Date immediately preceding the Notice Date, in the case of redemption, or (ii) Closing Price of the Common Stock determined (A) as of the fifth Trading Date immediately preceding the Mandatory Conversion Date, in the case of Mandatory Conversion, or (B) as of the second Trading Date immediately preceding the effective date of conversion, in the case of an optional conversion by a holder. If more than one share shall be surrendered for conversion or redemption at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of PACS so surrendered or redeemed.

     (j) Reissuance. Shares of PACS that have been issued and reacquired in any manner, including shares purchased, exchanged, redeemed or converted, shall not be reissued as part of PACS and shall (upon compliance with any applicable provisions of the laws of the State of Connecticut) have the status of authorized and unissued shares of preferred stock of the Corporation ("Preferred Stock") undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock.

     (k) Definitions.  As used in this Article:

          (i) the term "business day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of Connecticut are authorized or obligated by law or executive order to close or are closed because of a banking moratorium or otherwise;

          (ii) the term "Call Price" of each share of PACS shall be the sum of
     (x) $76 1/8 and (y) all accrued and unpaid dividends thereon to but not including the redemption date (other than previously declared dividends payable to a holder of record as of a prior date);

          (iii) the term "Closing Price" on any day shall mean the last reported sales price on such day or, in case no such sale takes place on such day, the average of the reported closing high and low quotations, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (as reported on the NYSE Composite Tape or a similar reporting system) or, if the Common Stock is not listed or admitted to trading on a national securities exchange, on the Nasdaq National Market System, or, if the Common Stock is not listed or admitted to trading on a national securities exchange or the Nasdaq National Market System, the average of the high bid and low-asked quotations of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service, or, if no such quotations are available, the fair market value of the Common Stock as determined by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purpose;

          (iv) the term "Current Market Price" per share of Common Stock at any date shall be deemed to be the lesser of (x) the average of the daily Closing Prices for the twenty consecutive Trading Dates ending on and including the date in question or (y) the Closing Price of the Common Stock for such date of determination; provided, that, if any event that results in an adjustment of the Common Equivalent Rate occurs during such twenty day period, the Current Market Price as determined pursuant to the foregoing shall be appropriately adjusted to reflect the occurrence of such event;

          (v) the term "Parity Preferred Stock" means the Corporation's Class A Voting Preferred Stock, $.01 par value per share, Class B Preferred Stock, $.01 par value per share, Class D Non-Voting Preferred Stock, $.01 par value per share, and any other class or series of the Corporation's Preferred Stock that by its terms ranks on a parity as to both the payment of dividends and distribution of assets upon a liquidation of the Corporation; and

          (vi) the term "Trading Date" shall mean a date on which the New York Stock Exchange (or any successor thereto) is open for the transaction of business.

     (l) Payment of Taxes. The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on the redemption or conversion of shares of PACS pursuant to this Section 3; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the registered holder of shares of PACS redeemed or converted or to be redeemed or converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (m) Reservation of Common Stock. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and/or its issued Common Stock held in its treasury, for the purpose of effecting any Mandatory Conversion of the shares of PACS or any conversion of the shares of PACS at the option of the holder, the full number of shares of Common Stock then deliverable upon any such conversion of all outstanding shares of PACS.

     SECTION 4.  LIQUIDATION RIGHTS.

     (a) In the event of the liquidation, dissolution, or winding up of the business of the Corporation, whether voluntary or involuntary, the holders of shares of PACS then outstanding, after payment or provision for payment of the debts and other liabilities of the Corporation and the payment or provision for payment of any distribution on any shares of the Corporation having a preference and a priority over the shares of PACS on liquidation, and before any distribution to the holders of Junior Securities, shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount per share of PACS in cash equal to the sum of (i) $76 1/8 plus (ii) all accrued and unpaid dividends thereon. All amounts paid in respect of such liquidation, dissolution or winding up shall be paid pro rata to the holders of PACS entitled thereto. In the event the assets of the Corporation available for distribution to the holders of the shares of PACS upon any dissolution, liquidation or winding up of the Corporation shall be insufficient to pay in full the liquidation payments payable to the holders of outstanding shares of PACS and of all other series of Parity Securities, the holders of shares of PACS and of all series of Parity Securities shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of PACS and the holders of outstanding shares of such Parity Preferred Stock were paid in full. Except as provided in this Section 4, holders of PACS shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

     (b) For the purposes of this Section 4, none of the following shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation:

          (i) the sale, transfer, lease or exchange of the assets of the Corporation as an entirety or substantially as an entirety; or

          (ii) the consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger).

     SECTION 5.  VOTING RIGHTS.

     (a) The holders of shares of PACS shall have the right with the holders of Common Stock to vote in the election of directors and upon each other matter coming before any meeting of the shareholders on the basis of 4/5 of a vote for each share held. The holders of shares of PACS and the holders of Common Stock shall vote together as one class except as otherwise set forth herein or as otherwise provided by law or elsewhere in the Certificate of Incorporation.

     (b) For so long as any shares of PACS are outstanding, if at any time dividends payable on the shares of PACS or any other series of Preferred Stock are in arrears and unpaid in an aggregate amount equal to or exceeding the aggregate amount of dividends payable thereon for six quarterly dividend periods, or if any other series of Preferred Stock shall be entitled for any other reason to exercise voting rights, separate from the Common Stock, to elect any Directors of the Corporation ("Preferred Stock Directors"), the holders of the shares of PACS, voting separately as a class with the holders of all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable, with each share of PACS entitled to vote on this and other matters upon which holders of Preferred Stock vote as a group, shall have the right to vote for the election of two Preferred Stock Directors of the Corporation, such Directors to be in addition to the number of Directors constituting the Board of Directors immediately prior to the accrual of such right. Such right of the holders of shares of PACS to elect two Preferred Stock Directors shall, when vested, continue until all dividends in arrears on the shares of PACS and such other series of Preferred Stock shall have been paid in full and the right of any other series of Preferred Stock to exercise voting rights, separate from the Common Stock, to elect Preferred Stock Directors shall terminate or have terminated and, when so paid, and any such termination occurs or has occurred, such right of the holders of shares of PACS to elect two Preferred Stock Directors separately as a class shall cease, subject always to the same provisions for the vesting of such right of the holders of the shares of PACS to elect two Preferred Stock Directors in the case of future dividend defaults.

     The term of office of each Director elected pursuant to the preceding paragraph shall terminate on the earlier of (i) the next annual meeting of stockholders at which a successor shall have been elected and qualified or (ii) the termination of the right of the holders of shares of PACS and such other series of Preferred Stock to vote for Directors pursuant to the preceding paragraph. Vacancies on the Board of Directors resulting from the death, resignation or other cause of any such Director shall be filled exclusively by no less than two-thirds of the remaining Directors and the Director so elected shall hold office until a successor is elected and qualified.

     (c) For as long as any shares of PACS remain outstanding, the affirmative consent of the holders of at least two-thirds thereof actually voting (voting separately as a class) given in person or by proxy, at any annual meeting or special meeting of the shareholders called for such purpose, shall be necessary to (i) amend, alter or repeal any of the provisions of the Certificate of Incorporation of the Corporation which would adversely affect the powers, preferences or rights of the holders of the shares of PACS then outstanding or reduce the minimum time required for any notice to which holders of shares of PACS then outstanding may be entitled; provided, however, that any such amendment, alteration or repeal that would authorize, create or increase the authorized amount of any additional shares of Junior Securities or any other shares of stock (whether or not already authorized) ranking on a parity with the shares of PACS shall be deemed not to adversely affect such powers, preferences or rights and shall not be subject to approval by the holders of shares of PACS; and provided further that clause (i) shall not be applicable to the amendment, alteration or repeal of any provisions of the Certificate of Incorporation of the Corporation approved at a meeting of the shareholders the record date of which is prior to the issuance of any shares of PACS; (ii) authorize or create, or increase the authorized amount of, any capital stock, or any security convertible into capital stock, of any class ranking senior to PACS as to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or (iii) merge or consolidate with or into any other corporation, unless each holder of the shares of PACS immediately preceding such merger or consolidation shall have the right either to (A) receive or continue to hold in the resulting corporation the same number of shares, with substantially the same rights and preferences, as correspond to the shares of PACS so held or (B) convert into shares of Common Stock at the Common Equivalent Rate in effect on the date immediately preceding the announcement of any such merger or consolidation.

     There is no limitation on the issuance by the Corporation of Parity Preferred Stock or of any class ranking junior to the shares of PACS.

     Notwithstanding the provisions summarized in the preceding two paragraphs, however, no such approval described therein of the holders of the shares of PACS shall be required to authorize an increase in the number of authorized shares of Preferred Stock or if, at or prior to the time when such amendment, alteration, or repeal is to take effect or when the authorization, creation or increase of any such senior stock or security is to be made, or when such consolidation or merger, liquidation, dissolution or winding up is to take effect, as the case may be, provision is made for the redemption of all shares of PACS at the time outstanding.

     SECTION 6.  PREEMPTIVE RIGHTS.

     The holders of shares of PACS shall have no preemptive rights, including rights with respect to any shares of capital stock or other securities of the Corporation convertible into or carrying rights or options to purchase any such shares.

     SECTION 7.  LIMITATIONS.

     Except as may otherwise be required by law, the shares of PACS shall not have any terms, limitations, and relating rights and preferences other than those specifically set forth in this resolution (as such resolution may be amended from time to time) or otherwise in the Certificate of Incorporation of the Corporation.

            APPENDIX D -- OPINION OF WASSERSTEIN PERELLA & CO., INC.

                [Letterhead of Wasserstein Perella & Co., Inc.]



                                          June 12, 1996



Board of Directors


Aetna Life and Casualty Company


151 Farmington Avenue


Hartford, CT 06156



Members of the Board:



You have asked us to advise you with respect to the fairness from a financial point of view to Aetna Life and Casualty Company, a Connecticut insurance corporation (the "Company"), of the USHC Merger Consideration (as defined below) to be paid by Aetna Inc., a Connecticut corporation formerly named Butterfly, Inc. ("Parent"), pursuant to the terms of the Agreement and Plan of Merger, dated as of March 30, 1996 (as amended by Amendment No. 1 thereto dated May 30, 1996, the "Merger Agreement"), among the Company, U.S. Healthcare, Inc., a Pennsylvania corporation ("USHC"), Antelope Sub, Inc., a Connecticut corporation ("Aetna Sub"), New Merger Corporation, a Pennsylvania corporation ("USHC Sub"), and Parent.



Pursuant to the Merger Agreement, (i) USHC Sub shall merge with and into USHC (the "USHC Merger"), with USHC as the surviving corporation in the USHC Merger and (ii) Aetna Sub shall merge with and into the Company (the "Aetna Merger" and, together with the USHC Merger, the "Mergers"), with the Company as the surviving corporation in the Aetna Merger. As a result of the Mergers, each of the Company and USHC will become a wholly owned subsidiary of Parent. In addition, the Merger Agreement provides that, among other things, at the effective time of the Mergers, (i) each issued and outstanding share of Common Stock, par value $0.005 per share, of USHC (the "USHC Common Stock") and each issued and outstanding share of Class B Stock, par value $0.005 per share, of USHC (together with the USHC Common Stock, the "USHC Stock") (in each case, other than shares of USHC Stock that are canceled or with respect to which appraisal rights are exercised in accordance with the Merger Agreement) will be converted into the right to receive (x) 0.2246 shares, par value $0.01 per share, of Common Stock of Parent (the "Parent Common Stock"), together with
0.2246 rights (each, a "Parent Right") to be issued pursuant to a Rights Agreement to be entered into by Parent on the date of the consummation of the Mergers, (y) 0.0749 shares, par value $0.01 per share, of 6.25% Class C Voting Preferred Stock of Parent (the "Parent Preferred Stock") and (z) $34.20 in cash, without interest (collectively, the "USHC Merger Consideration"), and (ii) each issued and outstanding share of common capital stock, no par value per share, of the Company (the "Aetna Stock") (other than shares of Aetna Stock that are canceled or with respect to which appraisal rights are exercised in accordance with the Merger Agreement) will be converted into the right to receive one share of Parent Common Stock, together with one Parent Right. The terms and conditions of the Mergers are set forth in more detail in the Merger Agreement.



In connection with our opinion, we have, among other things, (i) reviewed the Merger Agreement; (ii) reviewed the joint proxy statement/prospectus relating to the issuance of Parent Common Stock and Parent Preferred Stock in the Mergers (the "Joint Proxy Statement/Prospectus"); (iii) reviewed certain financial and other information relating to the Company and USHC that was publicly available or furnished to us by the Company and USHC, including financial projections, certain internal financial analyses, reports and other information prepared by their respective managements and representatives; (iv) held discussions with various members of senior management of the Company and USHC concerning each company's historical and current operations, assets, financial condition and future prospects; (v) held discussions with the senior managements of the Company and USHC concerning an analysis of the strategic and operating benefits anticipated from the Mergers which was prepared by the Company's management and reviewed by USHC's management; (vi) reviewed the market price and trading histories of the common stocks of the Company and USHC and compared those prices and trading histories with those of publicly traded companies we deemed relevant; (vii) compared the financial positions and operating results of the Company and USHC with those of publicly traded companies we deemed relevant;
(viii) compared certain financial terms of the USHC

Board of Directors


June 12, 1996


Page Two



Merger to certain financial terms of selected other business combinations we deemed relevant; (ix) analyzed the estimated pro froma financial effects of the Mergers on Parent; and (x) conducted such other financial studies, analyses, inquiries and investigations and reviewed such other factors as we deemed appropriate for purposes of this opinion.



In rendering this opinion, we have relied on the accuracy and completeness of all financial and other information reviewed by us that was publicly available or furnished to us by the Company and USHC, and we have not assumed any responsibility for independent verification of any of such information. We have assumed, with your consent, that the financial forecasts and projections, including certain strategic and operating benefits associated with the Mergers, provided to us by the Company and USHC were prepared in good faith and on bases reflecting the best currently available judgments and estimates of each respective company's management of future competitive, operating and regulatory environments and related financial performance of the Company and USHC. We have not assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company or USHC or for making or obtaining an independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or USHC, nor have we been furnished with any such valuation or appraisal. We also note that the Mergers are intended to qualify as exchanges within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended, and we have assumed, with your consent, that the Mergers will so qualify. We have also assumed that the transactions described in the Merger Agreement will be consummated on the terms set forth therein, without waiver of any such terms, and that any payments made pursuant to Section 8.3(b) of the Merger Agreement would not be material to the analyses upon which our opinion is based.



Our opinion is necessarily based on economic, regulatory and market conditions and other circumstances as they exist and can be evaluated by us on, and the information made available to us as of, the date hereof. Furthermore, we express no opinion as to the price or trading range at which the Parent Common Stock or the Parent Preferred Stock will trade following the Mergers.



Wasserstein Perella & Co., Inc. has acted as financial advisor to the Company in connection with the proposed Mergers and will receive a fee for its services. In addition, we have performed other investment banking and financial advisory services for the Company and its affiliates in the past for which we have received customary compensation. In the ordinary course of our business, we may actively trade the securities of Parent, the Company and USHC for our own accounts and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.



It is understood that this letter is for the benefit and use of the Board of Directors of the Company in its consideration of the Merger Agreement and may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent, provided, however, that this letter may be reproduced in full in the Joint Proxy Statement/Prospectus. This letter does not constitute a recommendation to any shareholder as to how such holder should vote with respect to the Mergers, and should not be relied upon by any shareholder as such.



Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof the USHC Merger Consideration to be paid by Parent in the USHC Merger is fair from a financial point of view to the Company.



                                          Sincerely,



                                          /s/  WASSERSTEIN PERELLA & CO., INC.


                                          --------------------------------------

                                          Wasserstein Perella & Co., Inc.

              APPENDIX E -- OPINION OF J.P. MORGAN SECURITIES INC.

                          [LETTERHEAD OF J.P. MORGAN]



                                                                   June 12, 1996



The Board of Directors


Aetna Life and Casualty Company


151 Farmington Avenue


Hartford, Connecticut 06156-7505



Attention: Mr. Ronald E. Compton


          Chairman and President



Ladies and Gentlemen



You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Aetna Life and Casualty Company (the "Company") of the consideration to be paid to the shareholders of U.S. Healthcare, Inc. ("U.S. Healthcare") in connection with the merger of New Merger Corporation, a subsidiary of Parent (as defined below)("U.S. Healthcare Sub"), into U.S. Healthcare (the "Transaction"). The merger will take place pursuant to an Agreement and Plan of Merger dated as of March 30, 1996 as amended by Amendment No. 1 thereto dated May 30, 1996 (the "Agreement") among the Company. U.S. Healthcare, Butterfly, Inc., a newly-formed holding company ("Parent"), Antelope Sub, Inc., a subsidiary of parent that will merge into the Company, and U.S. Healthcare Sub. The Agreement provides that each share of Common Stock, par value $0.005 per share, of U.S. Healthcare, and each share of Class B Stock, par value $0.005 per share, of U.S. Healthcare will be converted into the right to receive (1) 0.2246 shares of Common Stock, par value $0.01 per share, of Parent, together with 0.2246 Parent Rights (as defined in the Agreement), (ii) 0.0749 shares of 6.25% Class C Voting Preferred Stock, par value $0.01 per share, of Parent and (iii) $34.20 in cash, subject to adjustment as provided in Section
8.3 (b) of the Agreement.



     Please be advised that while certain provisions of the Transaction are summarized above, the terms of the Transaction are more fully described in the Agreement. As a result, the description of the Transaction and certain other information contained herein is qualified in its entirety by reference to the more detailed information appearing or incorporated by reference in the Agreement.



     In arriving at our opinion, we have reviewed: (i) the Agreement; (ii) the joint proxy statement-prospectus of the Company and the U.S. Healthcare (the "Proxy Statement"), (iii) certain publicly available information concerning the businesses of the Company and U.S. Healthcare and of certain other companies engaged in comparable businesses, and the reported market prices for certain other companies' securities deemed comparable to U.S. Healthcare and the consideration paid for such companies; (v) current and historical market prices of the common We are expressing no opinion herein as to the price at which Parent's stock will trade if and when issued or at any future time. As a result, other factors after the date hereof may affect the value of the businesses of Parent after consummation of the Transaction, including but not limited to (i) the total or partial disposition of the common stock of Parent by shareholders of Parent within a short period of time after the effective date of the Transaction, (ii) changes in prevailing interest rates and other factors which generally influence the price of securities, (iii) adverse changes in the current capital markets, (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of Parent, or of U.S. Healthcare, (v) any actions or restrictions imposed by federal, state or other governmental agencies or regulatory authorities, and (vi) delays in the execution of all agreements necessary to complete the Transaction on terms and conditions that are acceptable to all parties in interest.



     We have acted as financial-advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services. Affiliates of J.P. Morgan also engage in securities trading and derivatives business with the Company in the ordinary course of business. Morgan Guaranty Trust Company of New York also has acted and continues to act as a lender to the Company. In the ordinary course of their businesses, affiliates of J.P. Morgan may actively trade the debt and equity securities of the Company or U.S. Healthcare for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.



     On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the shareholders of U.S. Healthcare in the proposed Transaction is fair, from a financial point of view, to the shareholders of the Company.



     This letter is provided solely for the benefit of the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction. This opinion may not be disclosed, referred to, or communicated by you (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval and must be treated as confidential.


                                          Very truly yours,



                                          J.P. MORGAN SECURITIES INC.



                                          By /s/     EDWARD J. KELLY III


                                            ------------------------------------

                                                    Edward J. Kelly III


                                                     Managing Director

                 APPENDIX F -- OPINION OF GOLDMAN, SACHS & CO.

GOLDMAN, SACHS & CO./85 BROAD STREET/NEW YORK, NEW YORK 10004


TEL: 212-902-1000



PERSONAL AND CONFIDENTIAL                                       GOLDMAN SACHS



June 12, 1996



Board of Directors


U.S. Healthcare, Inc.


980 Jolly Road


Blue Bell, PA 19422



Gentlemen and Madame:



     You have requested our opinion as to the fairness to the holders, other than Aetna Life and Casualty Company ("Aetna") and its subsidiaries, of the outstanding shares of Common Stock, par value $0.005 per share (the "U.S. Healthcare Common Stock"), and Class B Stock, par value $0.005 per share (together with the U.S. Healthcare Common Stock, the "U.S. Healthcare Stock"), of U.S. Healthcare, Inc. ("U.S. Healthcare") of the U.S. Healthcare Merger Consideration (as defined below) to be received for the U.S. Healthcare Stock pursuant to the Agreement and Plan of Merger dated as of March 30, 1996, among Aetna, U.S. Healthcare, Aetna, Inc., a company owned 50% by U.S. Healthcare and 50% by Aetna ("Parent"), New Merger Corporation, a wholly-owned subsidiary of Parent ("U.S. Healthcare Sub"), and Antelope Sub, Inc., a wholly-owned subsidiary of Parent ("Aetna Sub") as amended by Amendment No. 1 thereto dated May 30, 1998 (as so amended, the "Merger Agreement"), in connection with the mergers of U.S. Healthcare Sub and Aetna Sub (the "Mergers") into, respectively, U.S. Healthcare and Aetna. The Merger Agreement provides that as a result of the Mergers each share of Aetna Common Capital Stock, without par value ("Aetna Common Stock"), will be converted into one share of Common Stock, par value $1.00 per share, of Parent ("Parent Common Stock") and each share of U.S. Healthcare Stock will be converted into (i) $34.20 in cash, (ii) 0.0749 shares of 6.25% Class C Voting Preferred Stock, par value $0.01 per share of Parent (the "Parent Mandatorily Convertible Preferred Stock") and (iii) 0.2246 shares of Parent Common Stock (the consideration referred to in clauses (i), (ii) and (iii) above being collectively referred to herein as the "U.S. Healthcare Merger Consideration").



     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with U.S. Healthcare having acted as its financial advisor in connection with, and having participated in certain negotiations leading to, the Merger Agreement. We also have provided certain investment banking services to Aetna from time to time, including acting as financial advisor in connection with the divestiture of Aetna's property and casualty operations on April 2, 1996. Goldman, Sachs & Co. is a full service securities firm and in the course of our normal trading activities we have accumulated a net long position, as of the date hereof, of 14,200 shares of U.S. Healthcare Common Stock and a net long position of 11,300 shares of Aetna Common Stock as well as a net long position of 3,500 Aetna Life and Casualty Company 6.375% Notes due 2003.



     In connection with this opinion, we have reviewed, among other things, Parent's Registration Statement on Form S-4, including the Joint Proxy Statement/Prospectus relating to the Special Meeting of Shareholders of Aetna and the Annual Meeting of Shareholders of U.S. Healthcare to be held in connection with the Merger Agreement; the Merger Agreement; the Voting Agreement between Aetna and the principal shareholder of U.S. Healthcare; the Form of Certificate of Designations, Rights and Preferences relating to the Parent Mandatorily Convertible Preferred Stock; Annual Reports to Shareholders and Annual Reports on

U.S. HEALTHCARE, INC.


JUNE 12, 1996


PAGE TWO



Form 10-K of U.S. Healthcare and Aetna for the five years ended December 31, 1995; certain statutory annual statements of Aetna Life Insurance Company, Aetna Life Insurance and Annuity Company and Aetna Life Insurance Company of Illinois filed with various State Insurance Departments for the year ended December 31 1995; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of U.S. Healthcare and Aetna; certain other communications from U.S. Healthcare and Aetna to their shareholders; and certain internal financial analyses and forecasts for U.S. Healthcare and Aetna prepared by their respective managements, including analyses and forecasts of cost savings and operating synergies ("synergies") resulting from the Mergers. We also have held discussions with members of the senior managements of U.S. Healthcare and Aetna regarding the strategic rationale for, and benefits of, the Mergers and the past and current business operations, financial condition and future prospects of the respective companies and for Parent pursuant to the Mergers. In addition, we have reviewed the reported price and trading activity for the U.S. Healthcare Common Stock and Aetna Common Stock, compared certain financial and stock market information for U.S. Healthcare and Aetna with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the managed care industry and performed such other studies and analyses as we considered appropriate.



     We have relied without independent verification upon the accuracy and completeness of all the financial and other information reviewed by us for purposes of this opinion. In that regard, we have assumed, with your consent, that the financial forecasts prepared by U.S. Healthcare and Aetna including, without limitation, the projected synergies resulting from the Mergers have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of U.S. Healthcare and Aetna and that such forecasts will be realized in the amounts and the times contemplated thereby. We are not actuaries and our services did not include any actuarial determinations or evaluations by us or an attempt to evaluate actuarial assumptions. We have relied, with your consent, upon the actuarial opinions, reports, and advice of actuarial advisors to U.S. Healthcare. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of U.S. Healthcare and Aetna or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We have not been asked to solicit, and accordingly we have not solicited, third parties with respect to potential alternative transactions. In addition, in providing our opinion, we are not expressing any view as to the prices at which the Parent Mandatorily Convertible Preferred Stock may trade if and when issued.



     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the U.S. Healthcare Merger Consideration to be received by the holders of U.S. Healthcare Stock pursuant to the Merger Agreement is fair to such holders.



                                          Very truly yours,



                                          /s/ Goldman, Sachs & Co.



                                          GOLDMAN, SACHS & CO.

         APPENDIX G -- OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED

       [LETTERHEAD OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED]



                                                                   June 12, 1996



Board of Directors


U.S. Healthcare, Inc.


980 Jolly Road


Blue Bell, Pennsylvania 19422



Dear Members of the Board of Directors:



     U.S. Healthcare, Inc. (the "Company"), Aetna Life and Casualty Company (the "Merger Partner") and Butterfly, Inc., a company owned 50% by the Company and 50% by the Merger Partner ("Parent"), have entered into an agreement and plan of merger dated as of March 30, 1996, as amended by Amendment No. 1 dated as of May 30, 1996 (the "Merger Agreement") pursuant to which (i) newly formed subsidiaries of Parent will be merged with and into each of the Company and the Merger Partner (collectively, the "Mergers"), (ii) each share of the common capital stock, without par value, of the Merger Partner (the "Merger Partner Common Stock") will be converted into one share of common capital stock, par value $1.00 per share, of Parent (the "Parent Common Stock"), and (iii) each outstanding share of (x) the Company's common stock, par value $0.005 per share (the "Company Common Stock") and (y) the Company's Class B Stock, par value $0.005 per share (the "Class B Stock" and, together with the Company Common Stock, the "Company Stock"), will be converted into the right to receive (a)
0.2246 shares of Parent Common Stock (the "Parent Common Stock Consideration"),
(b) 0.0749 shares of 6.25% Class C Non-Voting Preferred Stock, par value $0.01 per share, of Parent (the "Parent Preferred Stock Consideration"), and (c) $34.20 in cash, subject to adjustment as provided in the Merger Agreement (the "Cash Consideration" and, together with the Parent Common Stock Consideration and the Parent Preferred Stock Consideration, the "Consideration").



     You have asked us whether, in our opinion, the proposed Consideration to be received by the holders of the Company Stock (other than the Merger Partner and its affiliates) in the Mergers is fair to such shareholders from a financial point of view.



     In arriving at the opinion set forth below, we have, among other things:



        1. Reviewed the Company's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended December 31, 1995 and the Company's Form 10-Q and the related unaudited financial information for the quarterly period ended March 31, 1996;



        2. Reviewed the Merger Partner's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended December 31, 1995 and the Merger Partner's Form 10-Q and the related unaudited financial information for the quarterly period ended March 31, 1996;

      3. Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of the Company and the Merger Partner, furnished to us by the Company and the Merger Partner, respectively;



      4. Conducted discussions with members of senior management of the Company and the Merger Partner concerning their respective businesses and prospects, including potential synergies to be realized as a result of the Mergers;



      5. Reviewed the historical market prices and trading activity for the Company Common Stock and the Merger Partner Common Stock and compared them with that of certain publicly traded companies which we deemed to be similar to the Company and the Merger Partner, respectively;



      6. Compared the results of operations of the Company and the Merger Partner with that of certain companies which we deemed to be reasonably similar to the Company and the Merger Partner, respectively;



      7. Compared the proposed financial terms of the Mergers with the financial terms of certain other mergers and acquisitions which we deemed to be relevant;



      8. Considered the pro forma effect of the Mergers on the Merger Partner's cash flow, earnings before income taxes, net income and dividends;



      9. Reviewed the Merger Agreement;



     10. Reviewed the Amended Voting Agreement dated as of March 30, 1996, between the Merger Partner and the principal shareholder of the Company;



     11. Reviewed the Form of Certificate of Designations, Rights and Preferences relating to the Parent Preferred Stock Consideration; and



     12. Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemed necessary including our assessment of general economic, market and monetary conditions.



     In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company and the Merger Partner, and we have not independently verified such information or undertaken an independent appraisal, evaluation or actuarial evaluation of the assets or liabilities of the Company or the Merger Partner. With respect to the financial forecasts and estimates of operating efficiencies and potential synergies expected to result from the Mergers furnished to us by the Company and the Merger Partner, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or the Merger Partner's management as to the expected future financial performance of the Company or the Merger Partner, as the case may be. We have also assumed that the Mergers will be free of Federal tax to the Company, the Merger Partner, Parent and the holders of Company Stock (other than in respect of the Cash Consideration and any cash paid in lieu of fractional shares). We have further assumed that the Parent Common Stock will pay quarterly dividends at a rate not greater than $0.83 per annum per share. Our opinion is based upon general economic, market, monetary and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We express no opinion as to what the value of the Parent Preferred Stock actually will be when issued to the holders of the Common Stock upon consummation of the Mergers.



     In connection with the preparation of this opinion, we have not been authorized by the Company to solicit, nor have we solicited, third-party indications of interest for the acquisition of all or any part of the Company.



     This opinion is addressed to the Board of Directors of the Company and does not constitute a recommendation to any shareholders as to how such shareholders should vote on the proposed Mergers.



     We have acted as financial advisor to the Company in connection with the Mergers and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Mergers. We have, in the past, provided financial advisory and financing services to the Company and have received fees for rendering such services. We have, in the past, also provided financial advisory and financing services, and may continue to provide financing services to, the Merger Partner, and have received fees for rendering such services. Such continuing financing services may include, without limitation, financing in connection with the Mergers. In addition, in the ordinary course of our securities business, we may actively trade the Company Common Stock and the Merger Partner Common Stock for our own account and the accounts of our customers, and we therefore may from time to time hold a long or short position in such securities.



     On the basis of, and subject to the foregoing, we are of the opinion that the proposed Consideration to be received by the holders of the Company Stock (other than the Merger Partner and its affiliates) in the Mergers is fair to such shareholders from a financial point of view.



                                          Very truly yours,



                                          MERRILL LYNCH, PIERCE, FENNER & SMITH


                                                       INCORPORATED

               APPENDIX H -- AETNA INC. 1996 STOCK INCENTIVE PLAN

                                                                      APPENDIX H

                                  AETNA, INC.
                           1996 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE.

     The purposes of this Plan are to promote the interests of the Company and its shareholders, and further align the interests of shareholders and Participants by:

          (i) motivating Participants through Awards tied to total return to shareholders (i.e., stock price appreciation and dividends);

          (ii) attracting and retaining outstanding individuals as Participants;

          (iii) enabling Participants to acquire additional equity interests in the Company;

          (iv) providing compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time; and

          (v) providing for the grant of substitute options as contemplated under Sections 1.7 and 1.8 of the Merger Agreement.

SECTION 2.  DEFINITIONS.

     "AFFILIATE" shall mean any corporation or other entity (other than the Company or one of its Subsidiaries) in which the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

     "AWARD" shall mean a Merger Option and any other grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in Section 13(b).

     "BOARD" shall mean the Board of Directors of the Company.

     "CAUSE" shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties as an employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant,
(ii) the Participant's engaging in serious misconduct that is injurious to the Company, any Subsidiary or any Affiliate, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, (iv) the breach by the Participant of any written covenant or agreement not to compete with the Company, any Subsidiary or any Affiliate or
(v) the breach by the Participant of his or her duty of loyalty to the Company which shall include, without limitation, (A) the disclosure by the Participant of any confidential information pertaining to the Company, any Subsidiary or any Affiliate, (B) the harmful interference by the Participant in the business or operations of the Company, any Subsidiary or any Affiliate, (C) any attempt by the Participant directly or indirectly to induce any employee, insurance agent, insurance broker or broker-dealer of the Company, any Subsidiary or any Affiliate to be employed or perform services elsewhere, (D) any attempt by the Participant directly or indirectly to solicit the trade of any customer or supplier, or prospective customer or supplier, of the Company or (E) any breach or violation of the Company's Code of Conduct.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "COMMITTEE" shall mean a committee of the Board as may be designated by the Board to administer the Plan, which, to the extent necessary to comply with
Section 16 of the Exchange Act and Section 162(m) of the Code, shall consist of at least two directors of the Company chosen by the Board each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m).

     "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

     "COMPANY" shall mean Aetna Inc.

     "ELIGIBLE EMPLOYEE" shall mean each employee of the Company, its Subsidiaries or its Affiliates, but shall not include directors who are not employees of such entities; provided that, in the case of the Merger Options, the term Eligible Employee shall mean each person who is eligible to receive a Merger Option.

     "EMPLOYMENT" shall mean, for purposes of determining whether a termination of employment has occurred under the Plan, continuous and regular salaried employment with the Company, a Subsidiary or an Affiliate, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary or Affiliate of the Company. For this purpose, regular salaried employment means scheduled employment of at least 20 hours per week.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "EXECUTIVE OFFICER" shall mean those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

     "FAIR MARKET VALUE" shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded.

     "FUNDAMENTAL CORPORATE EVENT" shall mean any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below fair market value, or other similar event.

     "INCENTIVE STOCK" shall mean an Award of Common Stock granted under Section 7 which may become vested and nonforfeitable upon the passage of time and/or the attainment, in whole or in part, of performance objectives determined by the Committee.

     "INCENTIVE STOCK OPTION" shall mean an Option which is intended to meet the requirements of Section 422 of the Code.

     "INCENTIVE UNIT" shall mean an Award of a contractual right granted under
Section 7 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which may become vested and nonforfeitable upon either the passage of time and/or the attainment, in whole or in part, of performance objectives determined by the Committee.

     "MERGER AGREEMENT" shall mean the Agreement and Plan of Merger, dated as of March 30, 1996, among Aetna Life and Casualty Company, U.S. Healthcare, Inc., the Company, Antelope Sub, Inc. and New Merger Corporation, as amended by
Amendment No. 1 thereto dated as of May   , 1996.

     "MERGER DATE" shall mean the date of the closing of the transactions contemplated by the Merger Agreement.

     "MERGER OPTION" shall mean an Option which is granted under Section 10 in substitution for an outstanding option previously granted by Aetna Life and Casualty Company or U.S. Healthcare, Inc., as the case may be.

     "NONSTATUTORY STOCK OPTION" shall mean an Option which is not intended to be an Incentive Stock Option.

     "OPTION" shall mean the right granted under Section 5 to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose, and shall include both Incentive Stock Options and Nonstatutory Stock Options.

     "OTHER STOCK-BASED AWARD" shall mean any right granted under Section 8.

     "PARTICIPANT" shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan and any recipient of a (i) Merger Option granted under Section 10 or (ii) Substitute Award as contemplated under
Section 4(c).

     "PLAN" shall mean the Aetna Inc. 1996 Stock Incentive Plan, described herein, and as may be amended from time to time.

     "PRIOR PLAN" shall mean the Aetna Life and Casualty Company 1994 Stock Incentive Plan.

     "RESTRICTED PERIOD" shall mean the period during which a grant of Incentive Stock or Incentive Units is subject to forfeiture.

     "STOCK APPRECIATION RIGHT" shall mean a right granted under Section 6.

     "SUBSIDIARY" shall mean any entity of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

     "SUBSTITUTE AWARDS" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

SECTION 3.  ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards, if any, to be granted to an Eligible Employee; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances, cash, Common Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available for Issuance. The maximum number of shares of Common Stock in respect of which Awards may be made under the Plan shall be a total of 7,350,000 shares of Common Stock plus (i) the number of shares of Common Stock to be delivered upon exercise of the Merger Options and (ii) the number of shares required to satisfy any outstanding incentive unit awards under the Prior Plan. Notwithstanding the foregoing, but subject to the provisions of Section 4(b), in no event shall the number of shares of Common Stock issued under the Plan with respect to (x) Incentive Stock Options exceed 5,000,000 or (y) Incentive Stock or Incentive Units exceed 2,235,000. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. In the event that any Award is paid solely in cash, no shares shall be deducted from the number of shares available for issuance by reason of such Award. Shares of Common Stock subject to Awards that are forfeited, terminated, canceled or settled without the delivery of Common Stock under the Plan or the Prior Plan will again be available for Awards under the Plan, as will (A) shares of Common Stock tendered (either actually or by attestation) to the Company in satisfaction or partial satisfaction of the exercise price of any Award under either the Plan or the Prior Plan and (B) shares of Common Stock repurchased on the open market with remittances from the exercise of Options granted under the Plan or the Prior Plan to the extent permitted by Rule 16b-3 under the Exchange Act.

     (b) Adjustment for Corporate Transactions. In the event that the Committee shall determine that any Fundamental Corporate Event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Awards under the Plan, (ii) the number and kinds of shares subject to outstanding Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award. However, the number of shares subject to any Award shall always be a whole number.

     (c) Substitute Awards. Any shares of Common Stock underlying Substitute Awards shall not, except in the case of shares with respect to which Substitute Awards are granted to Participants who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

SECTION 5.  STOCK OPTIONS.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) subject to Section 5(b), the exercise price of the Option and (iii) the conditions and limitations applicable to the exercise of the Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Options (i) for more than 500,000 shares of Common Stock in respect of any year in which the Plan is in effect, as such number may be adjusted pursuant to Section 4(b). In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and the regulations thereunder.

     (b) Exercise Price. Except in the case of Substitute Awards or Options granted in lieu of payment for compensation earned by an Eligible Employee of the Company, the exercise price of an Option shall not be less than 100% of the Fair Market Value on the date of grant.

     (c) Exercise. Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify at the time of the applicable Award or thereafter. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest or which, in the case of Incentive Stock, are fully vested) either actually or by attestation, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) Grant of Stock Appreciation Rights. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Stock Appreciation Rights (i) for more than 500,000 shares of Common Stock in respect of any year in which the Plan is in effect, as such number may be adjusted pursuant to Section 4(b). Stock Appreciation Rights granted in tandem with an Option may be granted either at the same time as the Option or at a later time.

     (b) Exercise Price. The exercise price of an SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the SAR was granted; provided that if an SAR is granted retroactively in tandem with or in substitution for an Option, the exercise price may be the exercise price of the Option to which it is related.

     (c) Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a change of control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable at the same time or times as the related Option is exercisable.

SECTION 7.  INCENTIVE AWARDS.

     (a) Incentive Stock and Incentive Units. Subject to the provisions of the Plan, the Committee shall have the authority to grant time vesting and/or performance vesting Incentive Stock or Incentive Units to any Eligible Employee and to determine (i) the number of shares of Incentive Stock and the number of Incentive Units to be granted to each Participant and (ii) the other terms and conditions of such Awards; provided that, to the extent necessary to comply with applicable law, Incentive Stock shall only be awarded to an Eligible Employee who has been employed for such minimum period of time as shall be determined by the Committee. The Restricted Period related to Incentive Stock or Incentive Units shall lapse upon the passage of time and/or the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part. The maximum number of shares of Common Stock that may be subject to any performance-based Awards of Incentive Stock and Incentive Units (whether payable in cash or shares) granted to an Executive Officer with respect to a Restricted Period shall not exceed 300,000 shares, as such number may be adjusted pursuant to Section 4(b). The performance objectives with respect to an Award made to an Executive Officer shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company, a Subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies:
(i) net income, (ii) earnings before income taxes, (iii) earnings per share,
(iv) return on shareholders equity, (v) expense management, (vi) profitability of an identifiable business unit or product, (vii) ratio of claims to revenues,
(viii) revenue growth, (ix) earnings growth, (x) total shareholder return, (xi) cash flow, (xii) return on assets, (xiii) pretax operating income, and any combination of the foregoing.

     (b) Certificates. Any certificates issued in respect of Incentive Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Incentive Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Incentive Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

SECTION 8.  OTHER STOCK-BASED AWARDS.

     The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 5 through 7 above and (ii) an Award of Common Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable award agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

SECTION 9.  DIVIDENDS AND DIVIDEND EQUIVALENTS.

     The Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash, Common Stock, securities or other property on a current or deferred basis, including payment contingencies.

SECTION 10.  MERGER OPTIONS.

     Effective as of the Merger Date, each holder of an option to purchase shares of common stock of U.S. Healthcare shall be granted an option to purchase Common Stock in accordance with the provisions of Section 1.7 of the Merger Agreement and each holder of an option to purchase shares of common stock of Aetna Life and Casualty Company shall be granted an option to purchase Common Stock in accordance with the provisions of Section 1.8. of the Merger Agreement. Except as modified by the Merger Agreement, such options shall be governed by the terms of the incentive plans and award agreements under which they were originally granted, which terms are incorporated herein by reference.

SECTION 11.  STOCK IN LIEU OF CASH.

     The Committee may grant Awards in lieu of all or a portion of compensation or an Award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company.

     If shares are issued in lieu of cash, the number of shares of Common Stock to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.

SECTION 12.  DEFERRAL.

     The Committee shall have the discretion to determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

SECTION 13.  GENERAL PROVISIONS.

     (a) Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to use shares of Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

     (b) Award Agreement. Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

     (c) Nontransferability. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), no Award shall be assignable or transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, the Permitted Transferees or the Participant's legal representative.

     (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, any Subsidiary or any Affiliate. Further, the Company and each Subsidiary and Affiliate expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     (e) No Rights to Awards, No Shareholder Rights. No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

     (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Connecticut.

     (g) Effective Date. Subject to the approval of the Company's shareholders and the shareholders of Aetna Life and Casualty Company and U.S. Healthcare Inc., the Plan shall be effective on the Merger Date.

     (h) Amendment or Termination of Plan. The Board or the Committee may terminate or suspend the Plan at any time, but the termination or suspension will not adversely affect any vested Awards then outstanding under the Plan. No Award may be granted under the Plan after April 30, 2006 or such earlier date as the Plan is terminated by action of the Board or the Committee, The Plan may be amended or terminated at any time by the Board, except that no amendment may be made without shareholder approval if the Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the 1934 Act, for which or with which the Committee determines that it is desirable to qualify or comply. The Committee may amend the term of any Award or Option granted, retroactively or prospectively, but no amendment may adversely affect any vested Award or Option without the holder's consent.

     (i) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligations or liability to the Participant with respect to any Award (or stock issuable thereunder) that shall lapse because of such postponement.

     (j) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

     (k) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Committee, the Board, the Company and all other parties with respect thereto.

     (l) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                 APPENDIX I -- AETNA INC. ANNUAL INCENTIVE PLAN

                                                                      APPENDIX I

                                   AETNA INC.
                             ANNUAL INCENTIVE PLAN
                       (EFFECTIVE AS OF JANUARY 1, 1997)

1.  PURPOSE.

     The purpose of this Plan is to provide a general incentive for designated key executive employees of the Companies in order to improve operating results of the Companies and to reward such employees for the accomplishment of financial and strategic objectives of the Companies.

2.  DEFINITIONS.

     Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others.

     (a) "Aetna" means Aetna Inc.

     (b) "Board" means the Board of Directors of Aetna.

     (c) "Change in Control" means the happening of any of the following:

        (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
            Section 13(d) of the Exchange Act but excluding Aetna and any subsidiary thereof and any employee benefit plan sponsored or maintained by Aetna or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of Aetna representing 20 percent or more of the combined voting power of Aetna's then outstanding securities;

        (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this paragraph (ii); or

        (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of Aetna by an entity other than Aetna or a Subsidiary through purchase of assets, or by merger, or otherwise.

     (d) "Committee" means the Committee on Compensation and Organization of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof consisting of two or more directors each of whom is an "outside director" within the meaning of Section 162(m) and a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     (e) "Common Stock" means the common stock, $.01 par value, of Aetna.

     (f) "Companies" means one or more of Aetna, any of Aetna's affiliated companies, and any other entity as to which (i) Aetna or any of Aetna's affiliated companies holds or is seeking to acquire an ownership interest, and
(ii) has been included in the Plan by the Committee.

     (g) "Covered Employee" shall have the meaning set forth in Section 162(m).

     (h) "Deferral Period" means the period of time during which payment of any amount otherwise payable under the Plan is deferred (i) at the direction of the Committee pursuant to Section 6(b) or (ii) at the election of a Participant pursuant to Section 6(c), but in either case subject to the right of the Committee to terminate the Deferral Period as provided in Section 6(g).

     (i) "Disability" means the occurrence of an event that would entitle a Participant to the payment of disability income under a specific long-term disability income plan approved by the Companies and under which the Participant is enrolled, as such plan may be amended from time to time, or if such Participant is not enrolled in a specific plan, as defined in a plan covering similarly situated executive officers of Aetna.

     (j) "Fair Market Value" means on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded.

     (k) "Participant" means (i) each Covered Employee and (ii) each other executive officer of Aetna as defined in Rule 3b-7 of the Securities Exchange Act of 1934 whom Aetna designates as a participant under the Plan.

     (l) "Performance Period" means the calendar year or such other period as may be designated by the Committee.

     (m) "Plan" means the Aetna Inc. Annual Incentive Plan, as set forth herein and as may be amended from time to time.

     (n) "Retirement" means the retirement of a Participant from active service with the Companies at or after the age at which full pension benefits are provided under a specific retirement plan maintained or contributed to by any of the Companies and under which the Participant has an accrued benefit, as such plan may be amended from time to time, or if such Participant does not have an accrued benefit under any such plan, the age at which full pension benefits are provided under a retirement plan covering similarly situated executive officers of Aetna.

     (o) "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     (p) "Share" means a share of Common Stock.

     (q) "Stock Unit" means a unit representing the contractual right to receive the value of one Share.

     (r) "Stock Unit Account" means, with respect to any Participant who has elected to have deferred amounts deemed invested in Stock Units, a bookkeeping account established to record such Participant's interest under the Plan related to such Stock Units.

     (s) "Subsidiary" means any entity of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

3. ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have the responsibility of construing and interpreting the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any award to a Covered Employee to fail to qualify as performance-based compensation under
Section 162(m). The Committee shall establish the performance objectives for any Performance Period in accordance with Section 4 and certify whether such performance objectives have been obtained. Any determination made or decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the fullest extent permitted by law (but subject to the limitations on the discretion of the Committee applicable to awards intended to be qualified as performance-based compensation under Section

162(m)), be within the Committee's absolute discretion and shall be conclusive and binding on any and all Participants, any person claiming under or through a Participant and each of the Companies. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of any Company) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Companies. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

4.  DETERMINATION OF PARTICIPANTS.

     In addition to the Covered Employees, the Committee may designate as a Participant in the Plan any executive officer of Aetna as defined in Rule 3b-7 of the Securities Exchange Act of 1934. Members of the Board who are not employees of any of the Companies shall not be eligible to participate in the Plan.

5.  BONUSES.

     (a) Performance Criteria. On or before the end of the first three months of each Performance Period (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such Performance Period. Any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) net income, (ii) earnings before income taxes, (iii) earnings per share, (iv) return on shareholders equity, (v) expense management, (vi) profitability of an identifiable business unit or product, (vii) ratio of claims to revenues, (viii) revenue growth, (ix) earnings growth, (x) total shareholder return, (xi) cash flow, (xii) return on assets,
(xiii) pretax operating income and any combination of the foregoing.

     (b) Maximum Amount Payable. If the Committee certifies in writing that any one of the performance objectives established for the relevant Performance Period under Section 5(a) has been satisfied, each Participant who is employed by the Companies on the last day of the Performance Period for which the bonus is payable shall be entitled to receive a bonus in an amount not to exceed $2,000,000.

     (c) Negative Discretion. Notwithstanding anything else contained in Section 5(b) to the contrary, the Committee shall have the right, in its discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under
Section 5(b) and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 5(b).

     (d) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary, (i) the Committee shall have the right, in its discretion, to pay to any Participant who is not a Covered Employee a bonus for a Performance Period in an amount up to the maximum bonus payable under Section 5(b), based on individual performance or any other criteria that the Committee, in its discretion, deems to warrant the payment of such a bonus, and (ii) in connection with the hiring of any person who is or becomes a Covered Employee, the Committee may provide for a minimum bonus amount for such Covered Employee with respect to the Performance Period in which such Covered Employee is hired and/or for the next following Performance Period, which would be payable to such Covered Employee regardless of whether the relevant performance objectives are attained with respect to the relevant Performance Period.

     (e) Methodology for Determinations. In making any determination under
Section 5(c) or 5(d), the Committee shall give consideration to such factors as it deems appropriate, including, without limitation, the degree to which the established performance objectives have been obtained and whether the Participant has materially contributed to the overall results of the Companies. To assist it in making its determination under such Sections, the Chairman of Aetna will furnish the Committee with specific recommendations (except with respect to the Chairman's own award) and the Committee may request such other advice and recommendations as it deems appropriate.

6.  PAYMENT OF AWARDS.

     (a) General Rule. Except as otherwise expressly provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 5(d), after the Committee determines the amount of any such bonus). Any such payments shall be made in cash or, at the discretion of the Committee in awards under the Aetna Inc. 1996 Stock Incentive Plan.

     (b) Mandatory Deferral. Notwithstanding Section 6(a), the Committee may specify that a percentage of the bonus payable with respect to any Participant, all Participants or any class of Participants for any Performance Period be mandatorily deferred for a Deferral Period specified by the Committee. The percentage to be so deferred shall be determined by the Committee in its discretion. Unless otherwise determined by the Committee at or after the date of such deferral, any amount payable in respect of an amount mandatorily deferred pursuant to this Section 6(b) shall be forfeited by the Participant if

        (i) the Participant's employment with each of the Companies is terminated for cause (as determined in the discretion of the Committee under the generally applicable practices and policies of whichever of the Companies employs the Participant);

        (ii) the Participant voluntarily terminates employment, other than by reason of death, Disability or Retirement, prior to the end of the Deferral Period specified by the Committee with respect to such mandatorily deferred amount; or

        (iii) the Participant engages in any activity or conduct which, in the reasonable opinion of the Committee, is inimical to the best interest of the Companies.

     (c) Voluntary Deferral. Notwithstanding Section 6(a), the Committee may permit a Participant to defer payment of any portion of an award that is not mandatorily deferred pursuant to Section 6(b) or to defer payment of an amount mandatorily deferred to a date or event later than that specified by the Committee. Any such election shall be made at such time or times, and subject to such terms and conditions, as the Committee shall determine.

     (d) Accounting for Deferrals. Any amount deferred under this Section 6 shall be credited to one or more bookkeeping accounts for the benefit of such Participant on the books and records of whichever of the Companies employees the Participant. Unless a Participant otherwise elects to have such amounts deemed invested in Stock Units in accordance with Section 6(e), such amounts shall be deemed held in cash and shall be credited with such rate of interest or such deemed rate of earnings as the Committee shall specify from time to time; provided that, unless the Committee otherwise determines, no interest or earnings shall be credited during the Deferral Period specified by the Committee in respect of amounts mandatorily deferred.

     (e) Stock Units. The Committee may permit any Participant, all Participants or any class of Participants to elect that any or all amounts deferred under the Plan (including amounts mandatorily deferred pursuant to Section 6(b)) be deemed invested, in whole or in part, in a number of whole or fractional Stock Units. Any such Stock Units shall be credited to a Stock Unit Account for the benefit of such Participant. The number of whole and fractional Stock Units credited to a Stock Unit Account in respect of any amount deferred under this Section 6 shall be equal to the quotient of (i) the amount deferred divided by (ii) the Fair Market Value of a Share on the date such amount would have been paid under the Plan but for such deferral. Whenever a dividend other than a dividend payable in the form of Shares is declared with respect to the Shares, the number of Stock Units in the Participant's Stock Unit Account shall be increased by the number of Stock Units determined by dividing (i) the product of (A) the number of Stock Units in the Participant's Stock Unit Account on the related dividend record date and (B) the amount of any cash dividend declared by the Company on a Share (or, in the case of any dividend distributable in property other than Shares, the per share value of such dividend, as determined by the Company for purposes of income tax reporting) by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on Shares which is payable in Shares, each Participant's Stock Unit Account shall be increased by the number of Stock Units equal to the product of (i) the number of Units credited to the Participant's Stock Unit Account on the related dividend record date and (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share. In the event of any stock split, recapitalization, reorganization or other corporate transaction affecting the capital structure of Aetna, the Committee shall make such adjustments to the number of Stock Units credited to each Participant's Stock Unit Account as the Committee shall deem necessary or appropriate to prevent the dilution or enlargement of such Participant's rights.

     (f) Payment of Deferred Amounts. Amounts attributable to any amount deferred under the Plan, regardless of whether deferred pursuant to Section 6(b) or 6(c), shall be paid or commence to be paid, at the election of the Participant, at the end of the applicable Deferral Period or as of the first business day of the calendar year next following the end of the Deferral Period. Payment of such amounts shall be made, at the Participant's election, in a lump sum or in five, ten or such other number of annual installments as shall be permitted by the Committee. If a Participant does not timely elect the time at which or the form in which such amounts shall be paid, such amounts shall be paid immediately following the end of the Deferral Period and in a lump sum, unless the Committee shall specify a different time or method of payment. The Committee may, in its discretion, accelerate the payment of all or any portion of any Participant's deferred amounts (regardless of whether the applicable Deferral Period or period have terminated) in order to alleviate a financial hardship incurred by the Participant due to an unforeseeable emergency beyond the Participant's control.

     Any payment to be made in respect of deferred amounts shall be made in cash. For purposes of any cash distribution in respect of a Participant's Stock Units, the cash payable shall equal the product of (i) the number of whole and fractional Stock Units being distributed and (ii) the Fair Market Value of a Share on the date as of which the distribution is to be made.

     (g) Termination of Deferral Period. Notwithstanding anything else contained in the Plan to the contrary, the Committee may, in its discretion, terminate any Deferral Period in respect of any Participant. Such elective termination will be deemed to be the end of the Deferral Period for purposes of determining when payment of the Participant's interest is to commence under Section 6(f).

     (h) Change in Control. Upon the occurrence of a Change in Control, all performance objectives for the then current Performance Period shall be deemed to have been achieved at target levels of performance and the Committee shall cause each Participant to be paid an amount in cash based on such assumed performance for the entire Performance Period as soon as practicable but in no event later than 10 business days following the occurrence of such Change in Control.

7.  AMENDMENT AND TERMINATION.

     Notwithstanding Section 8(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such action shall be effective without approval by the shareholders of Aetna to the extent necessary to continue to qualify the amounts payable to Covered Employees as performance-based compensation under Section 162(m). Notwithstanding the foregoing, no amendment, suspension, discontinuance or termination of the Plan shall adversely affect the rights of any Participant or beneficiary in respect of any award that the Committee has determined to be payable to a Participant in accordance with the terms hereof or as to any amounts awarded, but payment of which has been deferred, in accordance with
Section 6.

8.  GENERAL PROVISIONS.

     (a) Effectiveness of the Plan.Subject to the approval of Aetna's shareholders and the shareholders of Aetna Life and Casualty Company and U.S. Healthcare Inc., the Plan shall be effective with respect to calendar years beginning on or after January 1, 1997 and ending on or before December 31, 2001, unless the term hereof is extended by action of the Board or the Committee.

     (b) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

     (c) No Right of Continued Employment. Nothing contained in this Plan shall create any rights of employment in any Participant or in any way affect the right and power of any of the Companies to discharge any Participant or otherwise terminate the Participant's employment at any time with or without cause or to change the terms of employment in any way.

     (d) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent any of the Companies from taking any corporate action (including, without limitation, making provision for the payment of other incentive compensation, whether payable in cash or otherwise, or whether pursuant to a plan or otherwise) which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against any of the Companies as a result of any such action.

     (e) No Right to Specific Assets. Nothing contained in the Plan (including, without limitation, the provisions of Section 6 hereof) shall be construed to create in any Participant or beneficiary any claim against, right to or lien on any particular assets of any of the Companies or to require any of the Companies to segregate or otherwise set aside any assets or create any fund to meet any of its obligations hereunder.

     (f) No Contractual Right to Bonus. Nothing in this Plan shall be construed to give any Participant any right, whether contractual or otherwise, to receive any bonus with respect to any Performance Period unless and until the Committee shall have expressly determined that such a Participant is entitled to receive such an award pursuant to the terms of the Plan.

     (g) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan.

     (h) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that any of the Companies is required at law to deduct and withhold from such payment.

     (i) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

     (j) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Connecticut, without reference to the principles of conflict of laws.

     (k) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

       APPENDIX J -- AETNA INC. NON-EMPLOYEE DIRECTOR DEFERRED STOCK AND
                           DEFERRED COMPENSATION PLAN

                                                                      APPENDIX J

                                   AETNA INC.
                      NON-EMPLOYEE DIRECTOR DEFERRED STOCK
                         AND DEFERRED COMPENSATION PLAN

SECTION 1.  ESTABLISHMENT OF PLAN; PURPOSE.

     The Plan is hereby established to permit Eligible Directors of the Company, in recognition of their contributions to the Company, to receive Shares in the manner described below. The Plan is intended to enable the Company to attract, retain and motivate qualified directors and to enhance the long-term mutuality of interest between Directors and stockholders of the Company.

SECTION 2.  DEFINITIONS.

     When used in this Plan, the following terms shall have the definitions set forth in this Section:

     "Accounts" shall mean an Eligible Director's Stock Unit Account and Interest Account, as described in Section 8.

     "Affiliate" shall mean an entity at least a majority of the total voting power of the then-outstanding voting securities of which is held, directly or indirectly, by the Company and/or one or more other Affiliates.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Committee" shall mean the Nominating and Corporate Governance Committee of the Board of Directors or such other committee of the Board as the Board shall designate from time to time.

     "Company" shall mean Aetna Inc.

     "Compensation" shall mean the annual retainer fees earned by an Eligible Director for service as a Director; the annual retainer fee, if any, earned by an Eligible Director for service as a member of a committee of the Board of Directors; and any fees earned by an Eligible Director for attendance at meetings of the Board of Directors and any of its committees.

     "Director" shall mean any member of the Board of Directors, whether or not such member is an Eligible Director.

     "Disability" shall mean an illness or injury that lasts at least six months, is expected to be permanent and renders a Director unable to carry out his/her duties.

     "Effective Date" shall mean the date, if any, on which the Plan is approved by the shareholders of Aetna Life and Casualty Company and U.S. Healthcare, Inc. and the transactions contemplated by the Merger Agreement are consummated.

     "Eligible Director" shall mean a member of the Board of Directors who is not an employee of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean on any date, with respect to a Share of Common Stock, the closing price of a Share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on the next preceding date on which there was such a trade.

     "Government Service" shall mean the appointment or election of the Eligible Director to a position with the federal, state or local government or any political subdivision, agency or instrumentality thereof.

     "Grant" shall mean a grant of Units under Section 5.

     "Interest Account" shall mean the bookkeeping account established to record the interests of an Eligible Director with respect to deferred Compensation that is not deemed invested in Units.

     "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of March 30, 1996, among Aetna Life and Casualty Company, U.S. Healthcare, Inc., the Company, Antelope Sub, Inc. and New Merger Corporation, as amended by Amendment No. 1 thereto dated as of May 30, 1996.


     "Prior Plan" shall mean the Aetna Life and Casualty Company Non-Employee Director Deferred Stock and Deferred Compensation Plan.

     "Retirement" shall mean termination of service as a Director on account of the Company's mandatory Director retirement policy as may be in effect on the date of such termination of service.

     "Shares" shall mean shares of Stock.

     "Stock" shall mean the Common Stock, $.01 par value, of the Company.

     "Stock Unit Account" shall mean, with respect to an Eligible Director who has elected to have deferred amounts deemed invested in Units, a bookkeeping account established to record such Eligible Director's interest under the Plan related to such Units.

     "Subsidiary" shall mean any entity of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

     "Unit" shall mean a contractual obligation of the Company to deliver a Share or pay cash based on the Fair Market Value of a Share to an Eligible Director or the beneficiary or estate of such Eligible Director as provided herein.

     "Year of Service as a Director" shall mean a period of 12 months of service as a Director, measured from the effective date of a Grant.

SECTION 3.  ADMINISTRATION.

     The Plan shall be administered by the Committee; provided, however, that the Plan shall be administered such that any Director participating in the Plan shall continue to be deemed to be a "disinterested person" under Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act ("Rule 16b-3"), as such Rule is in effect on the Effective Date of the Plan and as it may be subsequently amended, for purposes of such Director's ability to serve on any committee charged with administering any of the Company's stock-based incentive plans for executive officers intended to qualify for the exemptive relief available under Rule 16b-3.

SECTION 4.  SHARES AUTHORIZED FOR ISSUANCE.


     4.1. MAXIMUM NUMBER OF SHARES. The aggregate number of Shares with respect to which Grants may be made to Eligible Directors under the Plan shall not exceed 99,600 Shares, subject to adjustment as provided in Section 4.2 below. If any Unit is settled in cash or is forfeited without a distribution of Shares, the Shares otherwise subject to such Unit shall again be available for Grants hereunder.


     4.2. ADJUSTMENT FOR CORPORATE TRANSACTIONS. In the event that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Stock at a price substantially below Fair Market Value, or other similar event affects the Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Plan, then the Board of Directors shall adjust the number and kind of shares which thereafter may be awarded under the Plan and the number of Units that have been, or may be, granted under the Plan.

SECTION 5.  UNIT GRANTS.

     5.1. UNIT AWARDS. Each Eligible Director (other than any Eligible Director who has received an award under the Prior Plan) who is first elected or appointed to the Board of Directors on or after the Effective Date of the Plan shall be awarded 1,500 Units on such date. In addition, on the date of each Annual Meeting of

Shareholders of the Company occurring after 1996 and during the term of this Plan, each Eligible Director serving as a Director on such date shall be awarded 350 Units.

     5.2. DELIVERY OF SHARES. Subject to satisfaction of the applicable vesting requirements set forth in Section 6 and except as otherwise provided in Section 7, all Shares that are subject to any Units shall be delivered to an Eligible Director and transferred on the books of the Company on the date which is the first business day of the month immediately following the termination of such Eligible Director's service as a Director. Notwithstanding the foregoing, an Eligible Director may elect that all or a portion of his or her Units shall be payable in cash as soon as practicable following the first business day of the month immediately following the termination of such Eligible Director's service as a Director. Any fractional Shares to be delivered in respect of Units shall be settled in cash based upon the Fair Market Value on the date any whole Shares are transferred on the books of the Company to the Eligible Director or the Eligible Director's beneficiary. The amount of any cash payment shall be determined by multiplying the number of Units and the number of Units subject to a cash payment election by the Fair Market Value on the first business day of such month. Upon the delivery of a Share (or cash with respect to a whole or fractional Share) pursuant to the Plan, the corresponding Unit (or fraction thereof) shall be canceled and be of no further force or effect.

     5.3. NONTRANSFERABILITY. Units may not be assigned or transferred, in whole or in part, either directly or by operation of law (except in the event of an Eligible Director's death by will or applicable laws of descent and distribution), including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.

     5.4. DIVIDEND EQUIVALENTS. An Eligible Director shall have no rights as a shareholder of the Company with respect to any Units until Shares are delivered to the Director pursuant to this Section 5 hereof; provided that, each Eligible Director shall have the right to receive an amount equal to the dividend per Share for the applicable dividend payment date (which, in the case of any dividend distributable in property other than Shares, shall be the per Share value of such dividend, as determined by the Company for purposes of income tax reporting) times the number of Units held by such Eligible Director on the record date for the payment of such dividend (a "Dividend Equivalent"). Each Eligible Director may elect, prior to any calendar year, whether the Dividend Equivalent is (i) payable in cash, on or as soon as practicable after each date on which dividends are paid to shareholders with respect to Shares; (ii) treated as reinvested in an additional number of Units determined by dividing (A) the cash amount of any such dividend by (B) the Fair Market Value on the related dividend payment date; or (iii) deferred and credited to the Eligible Director's Interest Account pursuant to Section 8.4.

SECTION 6.  VESTING.

     6.1. SERVICE REQUIREMENTS. Except as otherwise provided in this Section 6 or Section 7, an Eligible Director shall vest in his or her Units as provided in this Section 6.1. If an Eligible Director terminates service prior to the completion of three Years of Service as a Director, the number of Shares to be delivered to such Eligible Director in respect of Units granted upon his or her election to the Board shall equal the amount obtained by multiplying 1,500 by a fraction, the numerator of which is the number of full months of service completed by such Director from the applicable date of Grant and the denominator of which is 36. If an Eligible Director terminates service prior to the completion of three Years of Service as a Director, the number of Shares to be delivered to such Eligible Director in respect of any annual Grant of Units made prior to 1996 shall equal the amount obtained by multiplying 200 by a fraction, the numerator of which is the number of full months of service completed by such Director from the applicable date of Grant and the denominator of which is 36. If an Eligible Director terminates service prior to the completion of one Year of Service as a Director from the date of Grant with respect to any annual grant of Units made after 1995, the number of shares to be delivered to such Eligible Director in respect of such Grant shall equal the amount obtained by multiplying 350 by a fraction, the numerator of which is the number of full months of service completed by such Director from the applicable date of Grant and the denominator of which is 12. Notwithstanding the foregoing, and except as provided in Section 6.2, if the Eligible Director terminates service by reason of his/her death, Disability, Retirement, or acceptance of a position in Government Service prior to the completion of the period of service required to be performed to fully vest in any Grant, all Shares that are the subject of such Grant (or, if elected by the Eligible Director, the value thereof in cash) shall be delivered to such Eligible Director (or the Eligible Director's beneficiary or estate).

     6.2. SIX MONTHS' MINIMUM SERVICE. If an Eligible Director has completed less than six consecutive months of service as a Director, all Units held by such Eligible Director shall be immediately forfeited. If an Eligible Director has completed less than six consecutive months of service from any date on which any annual Grant of Units is made, all Units held by such Eligible Director that relate to such annual Grant shall be immediately forfeited; provided, however, that this sentence shall not apply to any annual Grant of Units made prior to 1996.

     6.3. DISTRIBUTION ON DEATH. Except as provided in Section 6.2, in the event of the death of an Eligible Director, the Shares corresponding to such Units or, at the election of the Eligible Director's beneficiary or estate, the value thereof in cash shall be delivered to the beneficiary designated by the Eligible Director on a form provided by the Company, or, in the absence of such designation, to the Eligible Director's estate.

SECTION 7.  CHANGE IN CONTROL.

     7.1. IMMEDIATE VESTING. Upon the occurrence of a Change in Control, each Eligible Director's right and interest in Units which have not previously vested under Section 6 shall become vested and nonforfeitable regardless of the period of the Eligible Director's service since the date such Units were granted.

     7.2. CASH SETTLEMENT. Upon the occurrence of a Change in Control, in lieu of delivering Shares with respect to the Units then held by an Eligible Director, the Company shall pay such Eligible Director, not later than 60 days after the Change in Control occurs, cash in an aggregate amount equal to the product of (i) the number of Shares that are subject to all Units credited to such Eligible Director at the time of the Change in Control multiplied by (ii) the Fair Market Value on the date of the Change in Control. Notwithstanding the foregoing, no payment with respect to Units shall be made under this Section 7.2 (and such Eligible Director shall have no right to receive such payment) earlier than six months and one day after the applicable date of Grant.

     7.3. DEFINITION. "Change in Control" shall mean the occurrence of any of the following events:

     (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
         Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary thereof and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

     (ii) When, during any period of 24 consecutive months the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided that a Director who was not a Director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph (ii); or

     (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

SECTION 8.  DEFERRED COMPENSATION PROGRAM.

     8.1. ELECTION TO DEFER. On or before December 31 of any calendar year, an Eligible Director may elect to defer receipt of all or any part of any Compensation payable in respect of the calendar year following the year in which such election is made, and to have such amounts credited, in whole or in part, to a Stock Unit Account or an Interest Account. Any person who shall become an Eligible Director during any calendar year may elect, not later than the 30th day after his or her term as a Director begins, to defer payment of all or any part of his or her Compensation payable for the portion of such calendar year following such election.

     8.2. METHOD OF ELECTION. A deferral election shall be made by written notice filed with the Corporate Secretary of the Company. Such election shall continue in effect (including with respect to Compensation payable for subsequent calendar years) unless and until the Eligible Director revokes or modifies such election by written notice filed with the Corporate Secretary of the Company. Any such revocation or modification of a deferral election shall become effective as of the end of the calendar year in which such notice is given and only with respect to Compensation payable for services rendered thereafter; provided that if the effect of such revocation or modification of a deferral election is to change the amount of deferred compensation that would otherwise have been credited to the Stock Unit Account it shall in no event become effective earlier than six months after it is received by the Corporate Secretary. Amounts credited to the Eligible Director's Stock Unit Account prior to the effective date of any such revocation or modification of a deferral election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of the Plan. An Eligible Director who has revoked an election to participate in the Plan may file a new election to defer Compensation payable for services to be rendered in the calendar year following the year in which such election is filed.

     8.3. INVESTMENT ELECTION. At the time an Eligible Director elects to defer receipt of Compensation pursuant to Section 8.1, the Eligible Director shall designate in writing the portion of such Compensation, stated as a whole percentage, to be credited to the Interest Account (or such other account as may be established from time to time by the Committee) and the portion to be credited to the Stock Unit Account. If an Eligible Director fails to notify the Corporate Secretary as to how to allocate any Compensation between the Accounts, 100% of such Compensation shall be credited to the Interest Account. By written notice to the Corporate Secretary of the Company, an Eligible Director may change the manner in which Compensation payable with respect to services to be rendered after the end of such calendar year are allocated among the Accounts, provided that any such election shall only be effective with respect to Compensation payable six months after such election is received by the Corporate Secretary.

     8.4. DIVIDEND EQUIVALENTS. In addition to the deferral of Compensation permitted under Section 8.1, an Eligible Director may elect, in the manner and at the time described in Section 5.4, to have Dividend Equivalents payable in respect of his or her Units credited to his or her Interest Account in the manner and at the time described in such Section 5.4.

     8.5. INTEREST ACCOUNT. Any Compensation allocated to the Interest Account shall be credited to the Interest Account as of the date such Fees would have been paid to the Eligible Director. Any amounts credited to the Interest Account shall be credited with interest at the same rate and in the manner in which interest is credited under the Fixed Investment Fund (or, if such fund no longer exists, the fund with the investment criteria most clearly comparable to that of such Fund) under the Aetna Inc. Incentive Savings Plan (or any successor thereto).

     8.6. STOCK UNIT ACCOUNT. Any Compensation allocated to the Stock Unit Account shall be deemed to be invested in a number of Units equal to the quotient of (i) such Compensation divided by (ii) the Fair Market Value on the date the Fees then being allocated to the Stock Unit Account would otherwise have been paid. Fractional Units shall be credited, but shall be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down. Whenever a dividend other than a dividend payable in the form of Shares is declared with respect to the Shares, the number of Units in the Eligible Director's Stock Unit Account shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in the Eligible Director's Stock Unit Account on the related dividend record date, and (B) the amount of any cash dividend declared by the

Company on a Share (or, in the case of any dividend distributable in property other than Shares, the per share value of such dividend, as determined by the Company for purposes of income tax reporting), by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on Shares which is payable in Shares, the Eligible Director's Stock Unit Account shall be increased by the number of Units equal to the product of (i) the number of Units credited to the Eligible Director's Stock Unit Account on the related dividend record date, and (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share. In the event of any stock split, stock dividend, recapitalization, reorganization or other corporate transaction affecting the capital structure of the Company, the Committee shall make such adjustments to the number of Units credited to each Eligible Director's Stock Unit Account as the Committee shall deem necessary or appropriate to prevent the dilution or enlargement of such Eligible Director's rights.

     8.7. DISTRIBUTION ELECTION. At the time an Eligible Director makes a deferral election pursuant to Section 8.1, the Eligible Director shall also file with the Corporate Secretary of the Company a written election (a "Distribution Election") with respect to whether

     (i) the aggregate amount, if any, credited to the Interest Account at any time and the value of any Units credited to the Stock Unit Account shall be distributed in cash, in Shares or in a combination thereof, provided that any election to receive a distribution of all or any portion of the value of a Participant's Interest Account in Shares must be made on an irrevocable basis at least six months in advance of such distribution;

     (ii) such distribution shall commence as soon as practicable following the first business day of the calendar month following the date the Eligible Director ceases to be a Director or on the first business day of any calendar year following the calendar year in which the Eligible Director ceases to be a Director, and

     (iii) such distribution shall be in one lump sum payment or in such number of annual installments (not to exceed ten) as the Eligible Director may designate.

     The amount of any installment payment shall be determined by multiplying the amount credited to the Accounts of an Eligible Director immediately prior to the distribution by a fraction, the numerator of which is one and the denominator of which is the number of installments (including the current installment) remaining to be paid. An Eligible Director may at any time, and from time to time, change any Distribution Election applicable to his or her Accounts, provided that no election to change the timing of any final distribution shall be effective unless it is made in writing and received by the Corporate Secretary of the Company at least one full calendar year prior to the time at which the Eligible Director ceases to be a director.

     8.8. FINANCIAL HARDSHIP WITHDRAWAL. Any Eligible Director may, after submission of a written request to the Corporate Secretary of the Company and such written evidence of the Eligible Director's financial condition as the Committee may reasonably request, withdraw from his Interest Account (but not from his Stock Unit Account) up to such amount as the Committee shall determine to be necessary to alleviate the Eligible Director's financial hardship.

     8.9. TIMING AND FORM OF DISTRIBUTIONS. Any distribution to be made hereunder, whether in the form of a lump sum payment or installments, following the termination of an Eligible Director's service as a Director shall commence in accordance with the Distribution Election made by the Eligible Director pursuant to Section 8.7. If an Eligible Director fails to specify a form of payment for a distribution in accordance with Section 8.7, the distribution from the Interest Account shall be made in cash and the distribution from the Stock Unit Account shall be made in Shares. If an Eligible Director fails to specify in accordance with Section 8.7 a commencement date for a distribution or whether such distribution shall be made in a lump-sum payment or a number of installments, such distribution shall be made in a lump sum payment and commence on the first business day of the month immediately following the date on which the Eligible Director ceases to be a Director. In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year, or as soon as practical thereafter, until the entire amount subject to such Distribution Election shall have been paid.

     8.10. EFFECT ON PRIOR PLAN. Subject to the approval of the Company's shareholders and the shareholders of Aetna Life and Casualty Company and U.S. Healthcare Inc., upon the consummation of the transactions contemplated by the Merger Agreement, the amounts standing to the credit of each Eligible Director under the Prior Plan shall be transferred to the Plan and credited to the Eligible Director's Interest and/or Stock Unit Accounts, as applicable. Any elections in effect under such Prior Plan shall be deemed to be an election made pursuant to and in accordance with the terms of this Section 8 unless and until the Eligible Director elects to change such elections in accordance with the provisions of this Section 8.

SECTION 9.  UNFUNDED STATUS.

     The Company shall be under no obligation to establish a fund or reserve in order to pay the benefits under the Plan. A Unit represents a contractual obligation of the Company to deliver Shares or pay cash to a Director as provided herein. The Company has not segregated or earmarked any Shares or any of the Company's assets for the benefit of a Director or his/her beneficiary or estate, and the Plan does not, and shall not be construed to, require the Company to do so. The Director and his/her beneficiary or estate shall have only an unsecured, contractual right against the Company with respect to any Units granted or amounts credited to a Director's Accounts hereunder, and such right shall not be deemed superior to the right of any other creditor. Units shall not be deemed to constitute options or rights to purchase Stock.

SECTION 10.  AMENDMENT AND TERMINATION.

     The Plan may be amended at any time by the Board of Directors, provided that, except as provided in Section 4.2, the Board of Directors may not, without approval of the shareholders of the Company: (i) modify the number of Shares with respect to which Units may be awarded under the Plan; (ii) modify the vesting requirements established under Section 6 or Section 7; or (iii) otherwise change the times at which, or the period within which, Shares may be delivered under the Plan. Any modification of any of the formula provisions of the Plan shall not be made more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA or the rules thereunder. The Plan shall terminate on April 30, 2001, except with respect to previously awarded Grants and amounts credited to the Accounts of Directors. Notwithstanding the foregoing, no termination of the Plan shall materially and adversely affect any rights of any Director under any Grant made pursuant to the Plan. Unless the Board otherwise specifies at the time of such termination, a termination of the Plan will not result in the distribution of the amounts credited to an Eligible Director's Accounts.

SECTION 11.  GENERAL PROVISIONS.

     11.1. NO RIGHT TO SERVE AS A DIRECTOR. This Plan shall not impose any obligations on the Company to retain any Eligible Director as a Director nor shall it impose any obligation on the part of any Eligible Director to remain as a Director of the Company.

     11.2. CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan, and the rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Connecticut.

     11.3. NO RIGHT TO PARTICULAR ASSETS. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Eligible Director, the executor, administrator or other personal representative or designated beneficiary of such Eligible Director, or any other persons. Any reserves that may be established by the Company in connection with Units granted under this Plan shall continue to be treated as the assets of the Company for federal income tax purposes and remain subject to the claims of the Company's creditors. To the extent that any Eligible Director or the executor, administrator, or other personal representative of such Eligible Director, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     11.4. LISTING OF SHARES AND RELATED MATTERS. If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

     11.5. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

     11.6. INCAPACITY. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board of Directors, the Company and all other parties with respect thereto.

     11.7. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

         APPENDIX K -- CONNECTICUT STATUTES GOVERNING APPRAISAL RIGHTS

                         CONNECTICUT STATUTES GOVERNING
                                APPRAISAL RIGHTS

                       SECTIONS 33-373 AND 33-374 OF THE
                       CONNECTICUT STOCK CORPORATION ACT

     SEC. 33-373. RIGHTS OF OBJECTING SHAREHOLDERS. (a) Any objecting holder of preferred shares shall have the right to be paid the value of all shares of such class owned by him in accordance with the provisions of section 33-374 if an amendment to the certificate of incorporation is effected which would: (1) Cancel or otherwise affect the right to accrued dividends or other arrearages in respect of such class of shares; (2) reduce the dividend preference thereof; (3) make noncumulative, in whole or in part, dividends thereof, which had theretofore been cumulative; (4) reduce the redemption price thereof or make such shares subject to redemption when not otherwise redeemable; (5) reduce any preferential amount payable thereon upon voluntary or involuntary liquidation.

     (b) If an offer is made by the corporation to holders of its shares of any class having accrued dividends or other arrearages to exchange such shares for other securities of the corporation which would be entitled to preference in the receipt of any periodical payment or dividend over such shares, and if the offer is accepted by, and such exchange is effected with, any holder of such shares, then any other holder of such shares who objects to the terms of the offer shall have the right to be paid the value of all shares of such class owned by him in accordance with the provisions of section 33-374.

     (c) Any shareholder of a merging or consolidating domestic corporation who objects to the merger or consolidation shall have the right to be paid the value of all shares of such corporation owned by him in accordance with the provisions of section 33-374, except that a shareholder of a merging domestic corporation which is to be the surviving corporation shall have such right only: (1) If and to the extent that the plan of merger will effect an amendment to the certificate of incorporation of the surviving corporation which would entitle the shareholder to such right pursuant to the provisions of subsection (a) of this section, or (2) if the plan of merger provides for the distribution to shareholders of the surviving corporation of cash, securities or other property in lieu of or in exchange for or upon the conversion of outstanding shares of the surviving corporation.

     (d) If a corporation sells all or substantially all its assets primarily in consideration for securities of another corporation, domestic or foreign, and such transaction is part of a general plan of liquidation and distribution substantially equivalent to a merger, any shareholder of such corporation objecting to such sale shall have the right to be paid the value of all shares of such corporation owned by him in accordance with the provisions of section 33-374.

     (e) If a distribution to shareholders, by dividend, liquidating distribution or otherwise, is effected by transfer of assets in kind to shareholders collectively as co-owners, any objecting shareholder who would otherwise receive such distribution shall have the right to be paid the value of all shares of such corporation owned by him in accordance with the provisions of section 33-374.

     (f) Where the right to be paid the value of shares is made available to a shareholder by this section, such remedy shall be his exclusive remedy as holder of such shares against the corporate transactions described in this section, whether or not he proceeds as provided in section 33-374.

     SEC. 33-374. PROCEDURE FOR OBJECTING SHAREHOLDER. (a) As used in this section, the term (1) "corporation" includes, if the context so indicates, the successor, surviving or new corporation which acquires the property of a predecessor corporation upon a sale of assets for securities, merger or consolidation; (2) "the date on which the exchange was effective" means the date on which the corporation first actually consummated an exchange of shares or, if it reserved the right to postpone the operation or effectiveness of all acceptances of its offer of exchange, the date on which it declared the acceptance operative or effective; (3) "sale of assets for securities" means a sale of assets entitling objecting shareholders to be paid the value of shares pursuant to subsection (d) of section 33-373; (4) "shares" of a shareholder means those shares owned by him as to which he is entitled to be paid the value pursuant to the provisions of section 33-373.

     (b) Any shareholder designated in section 33-373 as having the right to be paid the value of shares as provided in this section may elect to exercise such right by giving notice to the corporation, in writing, objecting to the proposed corporate transaction giving rise to such right. (1) In the case of a shareholder so designated in subsections (a), (c) and (d) of section 33-373 such notice shall be delivered to the corporation prior to the meeting of shareholders called for the purpose of voting on such transactions, or at such meeting prior to voting on such transaction, or prior to the time action taken by consents as provided in section 33-330 shall become effective. If such transaction is approved, any such shareholder so notifying the corporation, provided none of his shares shall have been voted in favor thereof, may require the corporation to purchase shares at fair value by delivering to the corporation a demand to that effect in writing, within ten days after the date on which the vote was taken or action taken by consents as provided in section 33-330 became effective. (2) In the case of a shareholder so designated in subsection (b) of section 33-373, such notice shall be delivered to the corporation within fifteen days after the date of mailing the offer. If an exchange is effected with any shareholder, any such shareholder so notifying the corporation, provided none of his shares shall have been so exchanged, may require the corporation to purchase his shares at fair value by delivering to the corporation a demand to that effect in writing, within ten days after the date on which the exchange was effective if the corporation shall give notice of such date to such shareholder or within sixty days after delivering the written notice to the corporation, whichever is the earlier. (3) A shareholder so designated in subsection (e) of section 33-373 may require the corporation to purchase his shares at fair value by delivering such notice to the corporation within fifteen days after the date of mailing the distribution or any notice thereof from the corporation, whichever is earlier, accompanied by a demand to that effect in writing, provided such shareholder shall not have accepted such distribution. (4) In the case of a shareholder so designated in subsection (c) of section 33-373, where a merger has been effected as provided in section 33-370, such notice shall be delivered to the corporation within fifteen days after the date of mailing the plan of merger, and be accompanied by a demand in writing that the corporation purchase his shares at fair value.

     (c) Any demand to purchase shares under subsection (b) of this section shall state the number and classes of shares of the shareholder making the demand. Except as provided in subsection (i) of this section, any shareholder making such demand shall thereafter be entitled only to payment as in this section provided and shall not be entitled to vote, to receive dividends or to exercise any other rights of a shareholder in respect of such shares. No such demand may be withdrawn unless the corporation consents thereto. Any shareholder failing to make demand as provided in subsection (b) of this section shall be bound by the corporate transaction involved in accordance with its terms.

     (d) At any time after the receipt of a notice by a shareholder objecting to the proposed corporate transaction giving rise to rights under this section, but not later than ten days after receipt of a demand to purchase shares or ten days after the corporate transaction is effective, whichever is later, the corporation shall make a written offer, to each shareholder who makes demand as provided in this section, to pay for his shares at a specified price deemed by such corporation to be the fair value thereof as of the day prior to the date on which notice of the proposed corporate transaction was mailed, exclusive of any element of value arising from the expectation or accomplishment of such corporate transaction.

     (e) Within twenty days after demanding the purchase of his shares, each shareholder so demanding shall submit the certificate or certificates representing his shares to the corporation for notation thereon that such and demand has been made. His failure to do so shall, at the option of the corporation, terminate his rights under this section unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs. If shares represented by a certificate on which notation has been so made are transferred, each new certificate issued therefor shall bear similar notation, together with the name of the shareholder of such shares who made such demand, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which such shareholder had after making such demand.

     (f) If the corporation and any shareholder making a demand to purchase shares under subsection (b) of this section agree in writing as to the value of the shares, the corporation shall pay such shareholder such value upon and concurrently with the surrender to the corporation of the certificate or certificates representing such shares duly endorsed for transfer. If the corporation defaults in or refuses to make such payment, such shareholder may file a petition in the superior court for the judicial district where the principal office of the corporation is located, praying that judgment be entered for such amount, and such shareholder shall be entitled to judgment for such amount. If any such shareholder should be a party to a proceeding under subsection (g) of this section, the court in such proceeding shall upon motion of either the corporation or such shareholder dismiss the proceeding with respect to such shareholder.

     (g) At any time during the period of sixty days after the date the corporation is obliged to make an offer under subsection (d) of this section, the corporation, or any shareholder who has made a demand to purchase shares under subsection (b) of this section and who has not accepted the offer made by the corporation and acting in the name of the corporation, may file a petition in the superior court for the judicial district where its principal office is located, or before any judge thereof, praying that the value of the shares of such shareholders be found and determined. All shareholders making demand under subsection (b) of this section who have not accepted the offer made by the corporation, wherever residing, shall be made parties to the proceeding as an action against their shares quasi in rem. A copy of the petition shall be served on each such shareholder who is a resident of this state and shall be served by registered or certified mail on each such shareholder who is a nonresident. Service on nonresidents shall also be made by publication as provided by law. The jurisdiction of the court shall be plenary and exclusive. All shareholders who are parties to the proceeding shall be entitled to judgment against the corporation for the amount of the fair value of their shares as of the day prior to the date on which notice of the proposed corporate transaction was mailed, exclusive of any element of value arising from the expectation or accomplishment of such corporate transaction. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or an amendment thereof. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment therefor and shall direct the payment of such value, together with interest, if any, as hereinafter provided, to the shareholders entitled thereto. The judgment may include an allowance for interest at such rate as the court may find to be fair and equitable in all the circumstances, from the date notice of the proposed corporate transaction was mailed to the date of payment. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court may deem equitable against any or all shareholders who are parties to the proceeding to whom the corporation has made an offer to pay for the shares if the court finds that the action of such shareholders in failing to accept such offer was arbitrary or vexatious or not in good faith. Such expenses shall include reasonable compensation for and reasonable expenses of the appraisers, but shall exclude the fees and expenses of counsel for and experts employed by any party, but if the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation to any expert or experts employed by the shareholder in the proceeding.

     (h) Any judgment entered under subsection (f) or (g) of this section shall be enforceable as other decrees of the superior court may be enforced and shall be payable only upon and currently with the surrender to the corporation of the certificate or certificates representing the shares for which payment is due, duly endorsed for transfer. Upon payment of any such judgment, the shareholder shall cease to have any interest in such shares. The liability to pay for shares or to pay damages imposed by this section on a corporation extends to the successor corporation which acquires the assets of the predecessor, whether by merger, consolidation or sale of assets for securities. Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this section provided, may be held and disposed of by such corporation as in the case of other treasury shares, unless in the case of a merger or consolidation the plan of merger or consolidation otherwise provides.

     (i) If a demand to purchase shares under subsection (b) of this section is withdrawn upon consent, or if the proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action, or if no demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section, or if a court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section, then the right of such shareholder to be paid the fair value of his shares shall cease and his status as a shareholder shall thereupon be restored.

         APPENDIX L -- PENNSYLVANIA STATUTES GOVERNING APPRAISAL RIGHTS

                PENNSYLVANIA STATUTES GOVERNING APPRAISAL RIGHTS

                   SECTIONS 1930(A) AND 1571-80 (SUBCHAPTER D
                       OF CHAPTER 15) OF THE PENNSYLVANIA
                        BUSINESS CORPORATION LAW OF 1988

SECTION 1930.  DISSENTERS RIGHTS.

     (a) General rule. If any shareholder of a domestic business corporation that becomes a party to a plan of merger or consolidation objects to the plan of merger or consolidation and complies with the provisions of Subchapter D of Chapter 15 (relating to dissenters' rights), the shareholder shall be entitled to the rights and remedies of dissenting shareholders therein provided, if any. See also section 1906(c) (relating to dissenters' rights upon special treatment).

                                   CHAPTER 15

                       SUBCHAPTER D -- DISSENTERS' RIGHTS

SECTION 1571.  APPLICATION AND EFFECT OF SUBCHAPTER.

     (b) General rule. Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:
     Section 1906(c) (relating to dissenters' rights upon special treatment)
     Section 1930 (relating to dissenters' rights)
     Section 1931(d) (relating to dissenters' rights in share exchanges)
     Section 1932(c) (relating to dissenters' rights in asset transfers)
     Section 1952(d) (relating to dissenters' rights in division)
     Section 1962(c) (relating to dissenters' rights in conversion)
     Section 2104(b) (relating to procedure)
     Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid)
     Section 2325(b) (relating to minimum vote requirement)
     Section 2704(c) (relating to dissenters' rights upon election)
     Section 2705(d) (relating to dissenters' rights upon renewal of election)
     Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions)
     Section 7104(b)(3) (relating to procedure)

     (c) Exceptions.

          (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of, and to vote at, the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

             (i) listed on a national securities exchange; or

             (ii) held or record by more than 2,000 shareholders;

shall not have the right to obtain payment of the fair value of any such shares under this subchapter.

          (2) Paragraph (1) shall not apply to and dissenters' rights shall be available without regard to the exception provided in that paragraph in the case of:

             (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

             (ii) Shares of any preferred or special class, unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class.

             (iii) Shares entitled to dissenters' rights under section 1906(c) (relating to dissenters' rights upon special treatment).

          (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority of more of the directors of the corporation.

     (d) Grant of optional dissenters' rights. The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters' rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholder to dissenters' rights.

     (e) Notice of dissenters' rights. Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters' rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

          (1) A statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

          (2) A copy of this subchapter.

     (f) Other statutes. The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters' rights.

     (g) Certain provisions of articles ineffective. This subchapter may not be relaxed by any provision of the articles.

     (h) Cross references. See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters' rights procedure).

SECTION 1572. DEFINITIONS.

     The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

     "Corporation." -- The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

     "Dissenter." -- A shareholder or beneficial owner who is entitled to and does assert dissenters' rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

     "Fair Value." -- The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

     "Interest." -- Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors including the average rate currently paid by the corporation on its principal bank loans.

SECTION 1573. RECORD AND BENEFICIAL HOLDERS AND OWNERS.

     (i) Record holders of shares. A record holder of shares of a business corporation may assert dissenters' rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     (j) Beneficial owners of shares. A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters' rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters' rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

SECTION 1574. NOTICE OF INTENTION TO DISSENT.

     If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

SECTION 1575. NOTICE TO DEMAND PAYMENT.

     (k) General rule. If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporation action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporation action. In either case, the notice shall:

          (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

          (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

          (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

          (4) Be accompanied by a copy of this subchapter.

     (l) Time for receipt of demand for payment. The time set for receipt of the demand and deposit of certificated shares shall not be less than 30 days from the mailing of the notice.

SECTION 1576. FAILURE TO COMPLY WITH NOTICE TO DEMAND PAYMENT, ETC.

     (m) Effect of failure of shareholder to act. A shareholder who fails to timely demand payment or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

     (n) Restriction on uncertificated shares. If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

     (o) Rights retained by shareholder. The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

SECTION 1577. RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES.

     (p) Failure to effectuate corporation action. Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

     (q) Renewal of notice to demand payment. When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may, at any later time, send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

     (r) Payment of fair value of shares. Promptly after effectuation of the proposed corporation action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

          (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

          (2) A statement of the corporation's estimate of the fair value of the shares.

          (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

     (s) Failure to make payment. If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.

SECTION 1578. ESTIMATE BY DISSENTER OF FAIR VALUE OF SHARES.

     (t) General rule. If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenters' shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

     (u) Effect of failure to file estimate. Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

SECTION 1579. VALUATION PROCEEDINGS GENERALLY.

     (v) General rule. Within 60 days after the latest of:

          (1) Effectuation of the proposed corporate action;

          (2) Timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

          (3) Timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares).

     If any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares by determined by the court.

     (w) Mandatory joinder of dissenters. All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

     (x) Jurisdiction of the court. The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

     (y) Measure of recovery. Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

     (z) Effect of corporation's failure to file application. If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

SECTION 1580. COSTS AND EXPENSES OF VALUATION PROCEEDINGS.

     (aa) General rule. The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

     (bb) Assessment of counsel fees and expert fees where lack of good faith appears. Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

     (cc) Award of fees for benefits to other dissenters. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited.

          APPENDIX M -- FORM OF NEW AETNA CERTIFICATE OF INCORPORATION

                                                                      APPENDIX M



                        RESOLUTION TO ADOPT CERTIFICATE


                                OF INCORPORATION



     RESOLVED. That, for the purpose of surrendering its Charter and reincorporating under the Stock Corporation Act of the State of Connecticut, this Company adopts as its certificate of incorporation the Certificate of Incorporation in the form presented with this resolution.



                                 CERTIFICATE OF



                     INCORPORATION OF AETNA SERVICES, INC.



     Section 1.  The name of the Company is Aetna Services, Inc.



     Section 2. The nature of the business to be transacted, and the purposes to be promoted or carried out by the Company, are to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act of the State of Connecticut or any successor statute thereto.



     The Company shall have all powers granted by law and all powers granted in the Stock Corporation Act of the State of Connecticut or any successor statute thereto.



     Section 3. The minimum stated capital with which the Company shall commence business shall be an amount not less than $1,000. The authorized number of shares of capital stock shall be 250,000,000 shares of Common Capital Stock par value $.01 per share, 10,000,000 shares of Class A Voting Preferred Stock par value $.01 per share, 15,000,000 shares of Class B Voting Preferred Stock par value $.01 per share, and 15,000,000 shares of Class C Non-Voting Preferred Stock par value $.01 per share. The Class A Voting Preferred Stock, Class B Voting Preferred Stock and Class C Non-Voting Preferred Stock shall be equal in rank among themselves and senior to the Common Capital Stock as to payments of dividends or payments upon liquidation. The Board of Directors is authorized to fix and determine the terms, limitations and relative rights and preferences of any of the classes of the preferred stock including, without limitation, any voting rights thereof, to divide and issue any of the classes of the preferred stock in series, and to fix and determine the variations among series to the extent permitted by law.



     No holder of any Common Capital Stock of the Company shall have any preemptive right to purchase or subscribe to any shares of any class of its capital stock now or hereafter authorized or to any securities convertible into shares of any class of its capital stock. No holder of any class of the preferred stock of the Company shall have any preemptive right to purchase or subscribe to any shares of any class of its capital stock now or hereafter authorized or to any securities convertible into shares of any class of its capital stock.



                          Provisions Applicable to the



                        15,000,000 Authorized Shares of


                         Class B Voting Preferred Stock



     The 15,000,000 shares of authorized Class B Voting Preferred Stock of the Company shall constitute a single class with the following terms, limitations and relative rights and preferences:



     1. Dividends. The holders of any series of the Class B Voting Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, preferential dividends as such rates and payable on such dividends payment dates in each year as shall be established for such series, such dividends to be payable to holders of the Class B Voting Preferred Stock of record on such dates as may be fixed by said Board, but not more than 70 days before each dividend payment date; provided, however, that dividends shall not be declared or paid on any Class B Voting Preferred Stock for any dividend period unless dividends have been or are contemporaneously declared or paid to the same pro rata extent on the outstanding preferred stock of all series of all classes ranking on a parity with the Class B Voting Preferred Stock as to payment of dividends for all dividend periods terminating on the same or an earlier date.



     Dividends on each share of any series of the Class B Voting Preferred Stock shall accrue and be cumulative, if so provided for in such series, from the date of issue thereof or from such other date as may be provided for in such series.



     Whenever dividends payable on the Class B Voting Preferred Stock as provided herein are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Class B Voting Preferred Stock outstanding shall have been paid in full, the Company shall not:



          (a) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Voting Preferred Stock;



          (b) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class B Voting Preferred Stock except dividends paid ratably on the Class B Voting Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or



          (c) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Voting Preferred Stock provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Voting Preferred Stock.



     2. Liquidation. The holders of shares of any series of the Class B Voting Preferred Stock shall receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Company the respective amounts established for such series. If the net assets of the Company shall be insufficient to pay said amounts in full together with the aggregate liquidation preference for the outstanding shares of preferred stock of all other classes ranking on a parity with the Class B Voting Preferred Stock as to payments upon liquidation, then the entire net assets of the Company shall be distributed among the holders of preferred stock of all such classes, who shall receive a common percentage of the full respective preferential amounts. Neither the consolidation nor the merger of the Company with or into another corporation or corporations, nor the sale or transfer by the Company or all or any part of its assets, shall be deemed a liquidation, dissolution or winding up of the Company.



     3. Redemption and Purchase. Subject to any restriction contained in the terms of any particular series of the Class B Voting Preferred Stock, all or any part of any series of the Class B Voting Preferred Stock at any time outstanding may be called for redemption at any time at the applicable redemption price provided for in such series and in the manner herein below provided. All or any part of any series of the Class B Voting Preferred Stock may be called for redemption in accordance with the terms of such series without calling any part or all of any other series of the Class B Voting Preferred Stock. If less then all of any such series of the Class B Voting Preferred Stock is so called, the shares of such series of the Class B Voting Preferred Stock to be called shall be selected by lot or pro rata or by any other means the Board of Directors deems equitable, all as determined by the Board of Directors.



     Except for a mandatory redemption provided for in any series of the Class B Voting Preferred Stock, (i) no call for redemption of less than all of the Class B Voting Preferred Stock outstanding shall be made without paying or setting aside for payment an amount equal to the cumulative dividends accrued and unpaid to the last preceding dividend date on all of the Class B Voting Preferred Stock then outstanding and not called and (ii) no redemption of less than all of the Class B Voting Preferred Stock outstanding shall be made without paying or setting aside for payment an amount equal to the cumulative dividends accrued and unpaid to the dividend date that coincides with or last precedes such redemption date on all the Class B Voting Preferred Stock then outstanding and not called.

     Except as otherwise provided in any series of the Class B Voting Preferred Stock, notice of each such call, specifying the shares called for redemption, the redemption date and the place where the redemption price of the stock so called is payable, and, if any series of such stock is convertible, the date upon which the conversion rights of the shares of such series being redeemed will expire, shall be mailed by or on behalf of the Company not less than 30 days before the redemption date or the date upon which conversion rights of such shares will expire when called for redemption, whichever is earlier, to each holder of stock so called at such holder's address as it appears upon the books of the Company.



     If notice of such call shall have been duly given as aforesaid and if, on or before the redemption date designated in such notice, the funds necessary for the redemption shall have been set aside so as to be and continue to be available therefor, then notwithstanding that any certificate of the Class B Voting Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the shares of the Class B Voting Preferred Stock so called for redemption shall forthwith after such redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of such shares without interest.



     The Company may, however, at any time prior to the redemption date specified in the notice of redemption deposit in trust, for the account of the holders of the shares of the Class B Voting Preferred Stock to be redeemed, with a bank or trust company in good standing named in the notice of redemption, all funds necessary for the redemption, and deliver in writing irrevocable instructions and authority directing such bank or trust company on behalf of and at the expense of the Company to cause notice of such redemption to be duly mailed as provided above promptly after receipt of such irrevocable instructions and authority and to pay the redemption price to the holders of the shares of the Class B Voting Preferred Stock to be redeemed, and thereupon, notwithstanding that any certificate for the shares of the Class B Voting Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of the Class B Voting Preferred Stock with respect to which the deposit shall have been made shall no longer be deemed outstanding and all rights with respect to such shares shall cease and terminate, except only the right of the holders thereof to receive from such bank or trust company the redemption price of such shares without interest, and with respect to any series of such stock entitled to conversion rights, to exercise such conversion rights. Any moneys so deposited for the redemption of shares of the Class B Voting Preferred Stock which shall be converted prior to the redemption date shall be repaid to the Company immediately following such conversion. Any amount earned on funds so deposited shall be paid to the Company from time to time.



     Any funds so set aside or deposited, as the case may be, and unclaimed at the end of six years from such redemption date shall be released and repaid to the Company upon it request after which the holders of the shares so called for redemption shall look only to the Company for the payment thereof without interest.



     4. Conversion. Shares of any series of the Class B Voting Preferred Stock may be convertible into or exchangeable for Common Capital Stock or other securities or assets of the Company or any other issuer to the extent, but only to the extent, if any, as may be provided for in such series.



     5. Voting Rights. Subject to the provision for adjustment hereinafter set forth, each shares of Class B Voting Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Company. In the event the Company shall at any time after November 7, 1989
(a) declare a dividend on the outstanding shares of Common Capital Stock payable in shares of Common Capital Stock, (b) split up or divide the outstanding shares of Common Capital Stock, (c) combine the outstanding shares of Common Capital Stock into a smaller number of shares, or (d) issue any shares of its capital stock in a reclassification of the outstanding shares of Common Capital Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case, and regardless of whether any shares of Class Voting Preferred Stock are then issued or outstanding, the number of votes per share to which each holder of shares of Class B Voting Preferred Stock would be entitled immediately prior to such event shall be adjust by multiplying such number by a fraction, the numerator of which is the number of shares of Common Capital Stock outstanding immediately after such event and the denominator if which is the number of shares of Common Capital Stock that were outstanding immediately prior to such event.



     Except as otherwise provided herein or by law, the holders of shares of Class B Voting Preferred Stock and the holders of shares of Common Capital Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Company.



     Except as set forth herein, or as required by law, holders of Class B Voting Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Capital Stock as set forth herein) for taking any corporate action.



     The Certificate of Incorporation shall not be amended in any manner which would materially after or change the powers, preferences or special rights of the Class B Voting Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Class B Voting Preferred Stock, voting separately as a class.



     6. Consolidation, Merger, Etc. (a) In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Capital Stock are exchanged for or changed into other stock or securities, case and/or any other property, then in any such case each share of Class B Voting Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment set forth in subsection (b) of this Section 6, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Capital Stock is changed or exchanged.



     (b) In the event the Company shall at any time after November 7, 1989 (i) declare a dividend on the outstanding shares of Common Capital Stock payable in shares of Common Capital Stock, (ii) split up or divide the outstanding shares of Common Capital Stock, (iii) combine the outstanding shares of Common Capital Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding shares of Common Capital Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case, and regardless of whether any shares of Class B Voting Preferred Stock are the issued or outstanding, the amount per share to which each holder of shares of Class B Voting Preferred Stock would be entitled immediately prior to such event under subsection (a) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Capital Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Capital Stock that were outstanding immediately prior to such event.



     7. Transfer Agent. The Company shall always have at least one transfer agent for the Class B Voting Preferred Stock, which may be the Company or a bank or trust company in good standing.



                          Provisions Applicable to the


                    Class B Voting Preferred Stock, Series A



     There is hereby established a series of the Company's Class B Voting Preferred Stock, without par value, designated and hereinafter referred to as "Class B Voting Preferred Stock, Series A" the authorized number of shares of which series shall be 2,500,000 and the terms of which series shall be as follows:



     1. Dividends. (a)The holders of shares of Class B Voting Preferred Stock, Series A shall be entitled to receive cumulative quarterly dividends payable in cash (or in kind to the extent provided below) on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share of Class B Voting Preferred Stock, Series A (the "First Quarterly Dividend Payment Date"), in an amount per share (rounded to nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend (payable in shares of Common Capital Stock or a subdivision of the outstanding shares of Common

Capital Stock (by reclassification or otherwise), declared on the Common Capital Stock on or since the immediately preceding Quarterly Dividend Declaration Date, as defined below, or, with respect to the first Quarterly Dividend Declaration Date, since the first issuance of any share of Class B Voting Preferred Stock, Series A. In the event no dividend or distribution shall have been declared on the Common Capital Stock during the period between any Quarterly Dividend Declaration Date and the next subsequent Quarterly Dividend Declaration Date, the holders of shares of Class B Voting Preferred Stock, Series A shall be entitled to receive a dividend of $0.01 per share on the next subsequent Quarterly Dividend Payment Date. The Company shall declare a dividend on the Class B Voting Preferred Stock, Series A on the fifth day of March, June, September and December of each year (each such date being referred to herein as a "Quarterly Dividend Declaration Date"), commencing on the first Quarterly Dividend Declaration Date after the first issuance of a share of Class B Voting Preferred Stock, Series A. In the event the Company shall at any time after November 7, 1989 (i) declare a dividend on the outstanding shares of Common Capital Stock payable in shares of Common Capital Stock, (ii) split up or divide the outstanding shares of Common Capital Stock, (iii) combine the outstanding shares of Common Capital Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding shares of Common Capital Stock (including any such reclassification in connection with a consolidation or merger on which the company is the continuing or surviving corporation), then, in each such case, and regardless of whether any shares of Class B Voting Preferred Stock, Series A are then issued or outstanding the amount per share to which each holder of shares of Class B Voting Preferred Stock, Series A would be entitled immediately prior to such event under the first sentence of this Section 1(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Capital Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Capital Stock that were outstanding immediately prior to such event.



     (b) Dividends shall begin to accrue and be cumulative on outstanding shares of Class B Voting Preferred Stock, Series A from the Quarterly Dividend Payment Date next preceding the date of issue of such shares: (i) unless the date of issue of such shares is prior to the record date for the First Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of the first issuance of a share of Class B Voting Preferred Stock, Series A; or (ii) unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Class B Voting Preferred Stock, Series A entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Class B Voting Preferred Stock, Series A in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class B Voting Preferred Stock, Series A entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 70 calendar days prior to the date fixed for the payment therefore.



     2. Redemption. The shares of Class B Voting Preferred Stock, Series A shall not be redeemable.



     3. Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distribution or payment shall be made (a) to the holders of Common Capital Stock or any other shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Voting Preferred Stock, Series A, unless, prior thereto, the holders of shares of Class B Voting Preferred Stock, Series A shall have received an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Capital Stock, plus an amount equal to all accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class B Voting Preferred Stock, Series A, except distributions made ratably on the Class B Voting Preferred Stock, Series A and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time after

November 7, 1989 (a) declare a dividend on the outstanding shares of Common Capital Stock payable in shares of Common Stock Capital Stock, (b) split up or divide the outstanding shares of Common Capital Stock, (c) combine the outstanding shares of Common Capital Stock into a smaller number of shares, or
(d) issue any shares of its capital stock in a reclassification of the outstanding shares of Common Capital Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case, and regardless of whether any shares of Class B Voting Preferred Stock, Series A and then issued or outstanding, the aggregate amount pre share to which each holder of shares of Class B Voting Preferred Stock, Series A would be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Capital Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Capital Stock that were outstanding immediately prior to such event.



     4. No Conversion Rights. Holders of shares of Class B Voting Preferred Stock, Series A shall have no right to convert such shares into or exchange them for shares of Common Capital Stock, or other securities or assets of the Company or any other issue.



     5. Reacquired Shares. Any shares of Class B Voting Preferred Stock, Series A purchased or otherwise acquired by the Company in any manner whatsoever shall not be canceled but shall be held as treasury shares until retired, canceled or reissued by action of the Board of Directors.



     Section 4. (A) No person who is or was a director of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of duty as a director in an amount that exceeds the compensation received by the director for serving the Company during the year of the violation if such breach did not (a) involve a knowing and culpable violation of law by the director, (b) enable the director or an associate, as defined in subdivision (3) of Section 33-374d of the Stock Corporation Act of the State of Connecticut as in effect on the effective date hereof, or as defined in any successor statute thereto, as such may be amended from time to time, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to the Company under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the Company, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the Company, or (e) create liability under Section 33-321 of the Stock Corporation Act of the State of Connecticut as in effect on the effective date hereof, or any successor statute thereto, as such may be amended from time to time. This
Section 4 shall not limit or preclude the liability of a person who is or was a director for any act or omission occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 4 or the adoption of any provision inconsistent herewith by the Board of Directors and the shareholders of the Company shall not, with respect to a person who is or was a director, adversely affect any limitation of liability, right or protection of such person existing hereunder with respect to any breach of duty occurring prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.



     (B) The limitation of liability of any person who is or was a director provided for in this Section shall not be exclusive of any other limitation or elimination of liability contained in, or which may be provided to any such person under, Connecticut law as in effect on the effective date hereof and as thereafter amended.

       PROXY

                            AETNA LIFE AND CASUALTY COMPANY


            The undersigned hereby appoints Ronald E. Compton and Richard L. Huber, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the Special Meeting of Shareholders of Aetna Life and Casualty Company to be held on July 18, 1996 and at any adjournment or postponement thereof, and directs said proxies to vote as specified herein on the matters set forth in the Notice of the meeting, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.


                                                                    COMMON STOCK

                                                               SEE REVERSE SIDE

              PROXY IS SOLICITED ON BEHALF OF AETNA'S BOARD OF DIRECTORS

- -------------------------------------------------------------------------------
                                  FOLD AND DETACH HERE

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1,
ITEM 2, ITEM 3, ITEM 4 AND ITEM 5.



The Board of Directors recommends a vote FOR Item 1, Item 2, Item 3, Item 4 and
Item 5.


Item 1. Approval and adoption of the Agreement and Plan of Merger, dated as of March 30, 1996, as amended, among Aetna Life and Casualty Company, U.S. Healthcare, Inc., Aetna Inc., Antelope Sub, Inc. and New Merger Corporation and the transactions contemplated thereby.

         / / FOR            / / AGAINST            / / ABSTAIN


Item 2.  Approval and adoption of Aetna Inc. 1996 Stock Incentive Plan


         / / FOR            / / AGAINST            / / ABSTAIN


Item 3.  Approval and adoption of Aetna Inc. 1996 Annual Incentive Plan


         / / FOR            / / AGAINST            / / ABSTAIN


Item 4. Approval and assumption by Aetna Inc. of the Non-Employee Director Deferred Stock and Deferred Compensation Plan


         / / FOR            / / AGAINST            / / ABSTAIN


Item 5. Approval and adoption of the Certificate of Incorporation of Aetna Life and Casualty Company


         / / FOR            / / AGAINST            / / ABSTAIN

         The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or for a corporation, please give your title.

SIGNATURE(S) DATE  ______________ , 1996

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                            AETNA LIFE AND CASUALTY COMPANY

       TO: PARTICIPANTS IN THE INCENTIVE SAVINGS PLAN
        OF AETNA LIFE AND CASUALTY COMPANY


            The Incentive Savings Plan Committee has instructed Mellon Bank, N.A., the Trustee under the Incentive Savings Plan (the Plan), to solicit your instructions on how to vote the shares of Aetna Common Capital Stock without par value held by the Trustee on your behalf in accordance with the terms of the Plan and to vote those shares in accordance with your instructions at the Special Meeting of Shareholders of Aetna Life and Casualty Company to be held on July 18, 1996 and at any adjournment or postponement thereof. Please indicate, by checking the appropriate box, how you want these shares voted by the Trustee and return this card to the Trustee by July 12, 1996 in the envelope provided. We would like to remind you that your individual voting instructions are held in strictest confidence and will not be disclosed to the Corporation. In the event you fail to indicate your voting instructions, fail to sign the card, or the card is not received by the Trustee by July 12, 1996, your shares will be voted by the Trustee in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.


                              (continued on reverse side)

- -------------------------------------------------------------------------------
                                  FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR Item 1, Item 2, Item 3, Item 4 and
Item 5.

Item 1. Approval and adoption of the Agreement and Plan of Merger, dated as of March 30, 1996, as amended, among Aetna Life and Casualty Company, U.S. Healthcare, Inc., Aetna Inc., Antelope Sub, Inc. and New Merger Corporation and the transactions contemplated thereby.

         / / FOR            / / AGAINST            / / ABSTAIN

Item 2.  Approval and adoption of Aetna Inc. 1996 Stock Incentive Plan.

         / / FOR            / / AGAINST            / / ABSTAIN

Item 3.  Approval and adoption of Aetna Inc. 1996 Annual Incentive Plan.

         / / FOR            / / AGAINST            / / ABSTAIN

Item 4. Approval and assumption by Aetna Inc. of the Non-Employee Director Deferred Stock and Deferred Compensation Plan.

         / / FOR            / / AGAINST            / / ABSTAIN


Item 5. Approval and adoption of the Certificate of Incorporation of Aetna Life and Casualty Company.


         / / FOR            / / AGAINST            / / ABSTAIN


         This instruction card is solicited on behalf of Aetna's Board of Directors.



SIGNATURE(S) SIGNATURE(S) DATE  ______________



NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


- ------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

- --------------------------------------------------------------------------------

                             U.S. HEALTHCARE, INC.
                                 CLASS B STOCK
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 1996



          The undersigned hereby appoints Leonard Abramson and Don H. Liu, and each of them, proxies, with full power of substitution, to vote, as indicated on the reverse side, all the shares of Class B Stock of U.S. Healthcare, Inc. held of record by the undersigned on June 3, 1996, at the 1996 Annual Meeting of Shareholders to be held at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania, on July 18, 1996, at 10:00 A.M., Eastern Daylight Time, or any adjournment or postponement thereof.


          Sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

          Receipt of the Notice of the 1996 Annual Meeting of Shareholders and the related Joint Proxy Statement/Prospectus is acknowledged.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE

   This proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3, AND ITEM 4 AND FOR THE ELECTION OF DIRECTOR NOMINEE.


   Item 1. Approval and adoption of the Agreement and Plan of Merger, dated as of March 30, 1996, as amended, by and among Aetna Life and Casualty Company, U.S. Healthcare, Inc., Aetna Inc., Antelope Sub, Inc. and New Merger Corporation and the transactions contemplated thereby.


            / / FOR            / / AGAINST            / / ABSTAIN

   Item 2.    Approval and adoption of the Aetna Inc. 1996 Stock Incentive
              Plan.

            / / FOR            / / AGAINST            / / ABSTAIN

   Item 3.    Approval and adoption of the Aetna Inc. 1996 Annual Incentive
              Plan.

            / / FOR            / / AGAINST            / / ABSTAIN

                                           Item 4.    Approval and assumption
                                                      by Aetna Inc. of the
                                                      Non-Employee Director
                                                      Deferred Stock and
                                                      Deferred Compensation
                                                      Plan.


                                                    / / FOR            /
                                           / AGAINST            / / ABSTAIN


                                           Item 5.    Election of David B.
                                                      Soll, M.D. as Class III
                                                      Director to serve on
                                                      the Board of Directors
                                                      of U.S. Healthcare,
                                                      Inc. until the 1999
                                                      Annual Meeting of
                                                      Shareholders of U.S.
                                                      Healthcare, Inc. or
                                                      until his successor is
                                                      duly elected and
                                                      qualified.


                                                    / / VOTE FOR nominee    /
                                           / VOTE WITHHELD from nominee

                                           In their discretion, the Proxies
                                           are authorized to vote upon such
                                           other matters that are
                                           properly presented for action at
                                           the Annual Meeting.

                                           SIGNATURE(S) DATE ________________

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                             U.S. HEALTHCARE, INC.
                                  COMMON STOCK
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 1996



          The undersigned hereby appoints Leonard Abramson and Don H. Liu, and each of them, proxies, with full power of substitution, to vote, as indicated on the reverse side, all the shares of Common Stock of U.S. Healthcare, Inc. held of record by the undersigned on June 3, 1996, at the 1996 Annual Meeting of Shareholders to be held at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania, on July 18, 1996, at 10:00 A.M., Eastern Daylight Time, or any adjournment or postponement thereof.


          Sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

          Receipt of the Notice of the 1996 Annual Meeting of Shareholders and the related Joint Proxy Statement/Prospectus is acknowledged.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE

   This proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3, AND ITEM 4 AND FOR THE ELECTION OF DIRECTOR NOMINEES.

   Item 1. Approval and adoption of the Agreement and Plan of Merger, dated as of March 30, 1996, as amended, by and among Aetna Life and Casualty Company, U.S. Healthcare, Inc., Aetna Inc., Antelope Sub, Inc. and New Merger Corporation and the transactions contemplated thereby.

            / / FOR            / / AGAINST            / / ABSTAIN

   Item 2.    Approval and adoption of the Aetna Inc. 1996 Stock Incentive
              Plan.

            / / FOR            / / AGAINST            / / ABSTAIN

   Item 3.    Approval and adoption of the Aetna Inc. Annual Incentive Plan.

            / / FOR            / / AGAINST            / / ABSTAIN
                                           Item 4.    Approval and assumption
                                                      by Aetna Inc. of the
                                                      Non-Employee Director
                                                      Deferred Stock and
                                                      Deferred Compensation
                                                      Plan.

                                                    / / FOR            /
                                           / AGAINST            / / ABSTAIN

                                           Item 5.    Election of David B.
                                                      Soll, M.D. and Timothy
                                                      T. Weglicki as Class
                                                      III Directors to serve
                                                      on the Board of
                                                      Directors of U.S.
                                                      Healthcare, Inc. until
                                                      the 1999 Annual Meeting
                                                      of Shareholders of U.S.
                                                      Healthcare, Inc. or
                                                      until their successors
                                                      are duly elected and
                                                      qualified.

                                                    (INSTRUCTIONS: To
                                                    withhold your vote for
                                                    any individual nominee,
                                                    strike a line through his
                                                    name in the paragraph
                                                    above.)

                                           / / VOTE FOR both nominees above
                                           except as marked to the contrary
                                           above (if any)
                                           / / VOTE WITHHELD from both
                                           nominees

                                           In their discretion, the Proxies
                                           are authorized to vote upon such
                                           other matters that are
                                           properly presented for action at
                                           the Annual Meeting.

                                           SIGNATURE(S) DATE ________________

- --------------------------------------------------------------------------------